UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09913

AIM Counselor Series Trust (Invesco Counselor Series Trust)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 8/31

Date of reporting period: 8/31/21

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not Applicable

Annual Report to Shareholders	August 31, 2021

Invesco American Franchise Fund

Nasdaq:
A: VAFAX ∎ C: VAFCX ∎ R: VAFRX ∎ Y: VAFIX ∎ R5: VAFNX ∎ R6: VAFFX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
6	Liquidity Risk Management Program
8	Schedule of Investments
11	Financial Statements
14	Financial Highlights
15	Notes to Financial Statements
21	Report of Independent Registered Public Accounting Firm
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Contracts
25	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2021, Class A shares of Invesco American Franchise Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Growth Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 8/31/20 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	24.00%
Class C Shares	23.11
Class R Shares	23.70
Class Y Shares	24.33
Class R5 Shares	24.37
Class R6 Shares	24.44
S&P 500 Index▼ (Broad Market Index)	31.17
Russell 1000 Growth Index▼ (Style-Specific Index)	28.53
Lipper Large-Cap Growth Funds Index ∎ (Peer Group Index)	27.87
Source(s):▼ RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the fiscal year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Investors also became concerned about delayed results from the US presidential election leading to increased volatiltily and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter of 2020 with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.63%¹ at the fiscal year-end. Approval of a third COVID-19 vaccine boosted investors optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April.

The US stock market once again hit new highs in the second quarter of 2021 , despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. The Consumer Price Index (CPI) reported for both June and July increased 5.4% over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued concerns of inflation. For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

  Effective February 22, 2021, the Fund is non-diversified, which means it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can. In this market environment, the Fund produced a strong, double-digit absolute return, but underperformed its style-specific benchmark for the fiscal year. Relative underperformance was led by stock selection and an overweight in the consumer discretionary sector. Certain names not owned in the Fund from the consumer discretionary sector that delivered strong returns were also a headwind to performance. Stock selection within the communication services and information technology (IT) sectors also detracted from relative results as investors rotated away from high growth assets to a more defensive posture in the face of rising inflation, a slower than expected vaccine roll-out, and rising COVID-19 cases of the Delta variant. Conversely, drivers of positive relative performance were attributed to stock selection in the materials and industrials sectors as rising input costs, concerns over supply and dollar weakness fueled share price gains. Also, stock selection and an underweight in the consumer staples sector helped boost relative results.

  The top individual detractors from an absolute perspective included Alibaba, StoneCo and SalesForce.

  Alibaba came under pressure late in 2020 as the IPO of minority-owned Ant Financial was canceled and faced restructuring. Additional and more sustained headwinds so far this fiscal year have come from new proposals for anti-trust and other regulatory measures of large internet platforms, which has broadly impacted Chinese internet names. Alibaba has announced moves to ramp up investments in a number of new and existing markets, which we believe could weaken profits in the near term, but combined with the growth of its consumables segment and rising monetization, we believe this dynamic could serve as a springboard for future growth.

  Brazilian fintech company, StoneCo was another leading detractor during the fiscal year as 4th quarter earnings came in below analyst expectations. StoneCo offers fintech solutions and digital payment options for businesses, but as Brazil struggles to reign in the raging pandemic, COVID-19 restrictions remained in place and impaired fundamentals. Additionally, with its relatively high valuation and the rotation by investors away from high growth names and into defensive asset classes, StoneCo has come under pressure.

  Despite strong fundamentals and significant margin expansion that beat analyst expectations, SalesForce experienced a decline in its share price during the fiscal year following the announcement of a dilutive acquisition

2                         Invesco American Franchise Fund

of workplace collaboration platform, Slack (not a fund holding) for the hefty price tag of $27.7 billion. Given the cost of this acquisition and the fact that it could put SalesForce in direct competition with Microsoft, investors were less than enthusiastic about the deal which we believe led to a pause in the company’s positive momentum. Salesforce was sold during the fiscal year.

Top individual contributors on an absolute basis during the fiscal year included Alphabet, Applied Materials and Microsoft.

Strong earnings results reflecting broad-based growth in advertising spending has driven Alphabet’s solid performance during the fiscal year. Given the impact of COVID-19, the growth experienced by Alphabet also reflects the increasing shift toward digital and online communication platforms. Additionally, enhancements of its search engine capabilities through artificial intelligence and machine learning tools are helping to improve the accuracy of search results. The company’s video streaming service, YouTube, has also experienced strong gains in music and paid subscribers during the fiscal year.

Applied Materials supplies equipment and software for the manufacture of semiconductor chips for electronics and has delivered strong results during the fiscal year as industry chip shortages caused by accelerating digital transformation, lean inventories, and a reversal of curtailed capital spending from previous years has spurred strong demand for its product portfolio. Additional strong new demand drivers include the growth of IoT or internet-of-things, auto and industrial applications, modest continued growth of handsets, PC’s and data centers as well as geopolitical concerns regarding the stability of supply chains leading to nations incentivizing the buildout of domestic semiconductor production facilities.

During the fiscal year, Microsoft benefited from continued strong cloud execution, growing Azure market share and margins, and sustained tailwinds in the PC market leading to strong fundamental results and performance. Despite facing tough comparisons from 2020, Microsoft’s momentum has not slowed reflecting a continuation of the digital transformation trends that began in early 2020.

We expect continued volatility as the global economy ebbs and flows between high COVID-19 infection rates and lockdowns while vaccinations support a reopening and a return to normalcy. In our view, interest rates are likely to remain low by historic standards and economic growth is likely to remain muted on a full-year basis, although some quarters will benefit from easy comparisons versus the lockdowns of 2020. Recent inflation caused by supply line disruptions and labor shortages will be transitory, in our opinion. Longer-term, we expect a return to a slow growth environment, which favors companies able to generate attractive growth rates. We believe this is a ripe environment for equities in general as pent up demand further propels the cyclical recovery. However, value industries lack pricing power in the face of globalization, overcapacity and increased efficiencies mostly due to technological changes. Therefore, we believe growth will continue to outperform. As ever, we believe change is the fuel for growth and our positioning will seek to be active within the unfolding vaccine-related opportunities to go back outside yet balanced with secular growers. We continue to seek to identify “share-takers,” companies that can gain market share through technology-enabled advantages in their business models and from disruptive shifts in enterprise and consumer behavior.

Thank you for your commitment to the Invesco American Franchise Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: Bureau of Labor Statistics, July 13, 2021

3 Source: Lipper Inc.

Portfolio manager(s):

Ido Cohen

Erik Voss - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                         Invesco American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                         Invesco American Franchise Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges
Class A Shares

Inception (6/23/05)	11.74%

10 Years	16.33

5 Years	20.83

1 Year	17.19

Class C Shares

Inception (6/23/05)	11.73%

10 Years	16.28

5 Years	21.30

1 Year	22.11

Class R Shares

Inception (5/23/11)	15.19%

10 Years	16.69

5 Years	21.92

1 Year	23.70

Class Y Shares

Inception (6/23/05)	12.40%

10 Years	17.28

5 Years	22.52

1 Year	24.33

Class R5 Shares

Inception (12/22/10)	15.87%

10 Years	17.37

5 Years	22.59

1 Year	24.37

Class R6 Shares

10 Years	17.42%

5 Years	22.69

1 Year	24.44

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen American Franchise Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund (renamed Invesco American Franchise Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance    figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                         Invesco American Franchise Fund

Supplemental Information

Invesco American Franchise Fund’s investment objective is to seek long-term capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures pro-

viding for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                         Invesco American Franchise Fund

Fund Information

Portfolio Composition

By sector		% of total net assets
Information Technology		38.72%
Consumer Discretionary		20.37
Communication Services		13.92
Health Care		10.21
Industrials		6.25
Financials		3.44
Energy		3.09
Consumer Staples		2.18
Materials		1.63
Money Market Funds Plus Other Assets Less Liabilities		0.19

Top 10 Equity Holdings*

		% of total net assets
1.	Amazon.com, Inc.	7.64%
2.	Facebook, Inc., Class A	5.52
3.	Microsoft Corp.	5.10
4.	Alphabet, Inc., Class A	4.71
5.	NVIDIA Corp.	2.91
6.	PayPal Holdings, Inc.	2.82
7.	Palo Alto Networks, Inc.	2.59
8.	QUALCOMM, Inc.	2.48
9.	Apple, Inc.	2.47
10.	Visa, Inc., Class A	2.38

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2021.

7                         Invesco American Franchise Fund

Schedule of Investments(a)

August 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests–99.81%
Aerospace & Defense–2.78%
Airbus SE (France)(b)	1,068,756	$145,719,462
Teledyne Technologies, Inc.(b)	440,952	204,328,338
Textron, Inc.	1,707,546	124,087,368
		474,135,168

Agricultural Products–0.49%
Darling Ingredients, Inc.(b)(c)	1,127,513	83,999,718

Application Software–4.20%
DocuSign, Inc.(b)	778,646	230,666,091
HubSpot, Inc.(b)	36,687	25,111,151
Paycom Software, Inc.(b)	156,180	76,356,402
RingCentral, Inc., Class A(b)(c)	886,536	223,637,572
Synopsys, Inc.(b)	422,326	140,313,590
Unity Software, Inc.(b)(c)	156,959	19,894,553
		715,979,359

Asset Management & Custody Banks–3.19%
Apollo Global Management, Inc.(c)	5,298,656	316,753,655
KKR & Co., Inc., Class A	3,515,882	226,036,054
		542,789,709

Automobile Manufacturers–0.57%
General Motors Co.(b)	1,969,378	96,519,216

Automotive Retail–0.28%
CarMax, Inc.(b)(c)	378,062	47,337,143

Biotechnology–1.08%
Alnylam Pharmaceuticals, Inc.(b)(c)	126,102	25,400,726
BeiGene Ltd., ADR (China)(b)(c)	183,436	56,553,319
C4 Therapeutics, Inc.(b)(c)	311,185	12,487,854
Kura Oncology, Inc.(b)(c)	2,206,832	40,738,119
Ultragenyx Pharmaceutical, Inc.(b)(c)	458,666	44,164,949
uniQure N.V. (Netherlands)(b)	165,562	4,801,298
		184,146,265

Casinos & Gaming–2.47%
Caesars Entertainment, Inc.(b)	1,422,004	144,518,267
Penn National Gaming, Inc.(b)(c)	3,398,253	275,598,318
		420,116,585

Construction Machinery & Heavy Trucks–0.50%
Oshkosh Corp.	746,255	85,505,898

Consumer Electronics–1.10%
Sony Group Corp. (Japan)	1,806,700	186,670,824

Copper–1.63%
Freeport-McMoRan, Inc.(c)	7,628,066	277,585,322

Data Processing & Outsourced Services–8.05%
Adyen N.V. (Netherlands)(b)(d)	17,944	58,165,469
PayPal Holdings, Inc.(b)	1,662,513	479,901,003
Square, Inc., Class A(b)(c)	1,401,003	375,566,874
StoneCo Ltd., Class A (Brazil)(b)(c)	1,161,421	54,052,533
Visa, Inc., Class A(c)	1,767,213	404,868,498
		1,372,554,377

	Shares	Value
Diversified Support Services–0.36%
Cintas Corp.	153,746	$60,848,054

Electrical Components & Equipment–0.48%
ABB Ltd., ADR (Switzerland)(c)	2,224,671	82,290,580

Environmental & Facilities Services–0.21%
GFL Environmental, Inc. (Canada)(c)	1,023,173	36,005,458

Financial Exchanges & Data–0.26%
MarketAxess Holdings, Inc.	17,552	8,353,348
MSCI, Inc.	26,811	17,013,724
S&P Global, Inc.	41,956	18,620,912
		43,987,984

Food Distributors–0.96%
US Foods Holding Corp.(b)	4,794,671	163,018,814

Health Care Equipment–2.97%
DexCom, Inc.(b)	188,492	99,791,435
Intuitive Surgical, Inc.(b)	173,340	182,624,091
Shockwave Medical, Inc.(b)(c)	530,519	113,642,475
Teleflex, Inc.	212,203	83,917,798
Zimmer Biomet Holdings, Inc.	169,707	25,532,418
		505,508,217

Health Care Supplies–1.40%
Align Technology, Inc.(b)	144,437	102,405,833
Cooper Cos., Inc. (The)(c)	302,585	136,378,085
		238,783,918

Home Improvement Retail–2.25%
Lowe’s Cos., Inc.	1,883,964	384,121,420

Hotels, Resorts & Cruise Lines–2.22%
Booking Holdings, Inc.(b)	145,447	334,480,102
Travel + Leisure Co.	793,147	43,432,730
		377,912,832

Industrial Conglomerates–0.33%
Roper Technologies, Inc.	115,931	56,027,134

Integrated Oil & Gas–0.92%
Occidental Petroleum Corp.	6,088,435	156,411,895

Interactive Home Entertainment–2.75%
Activision Blizzard, Inc.	1,629,047	134,184,602
Electronic Arts, Inc.	808,216	117,361,045
Nintendo Co. Ltd. (Japan)	290,500	139,613,804
Sea Ltd., ADR (Taiwan)(b)	226,451	76,612,902
		467,772,353

Interactive Media & Services–10.85%
Alphabet, Inc., Class A(b)	277,435	802,883,018
Facebook, Inc., Class A(b)	2,479,007	940,485,676
ZoomInfo Technologies, Inc., Class A(b)	1,626,598	106,037,924
		1,849,406,618

Internet & Direct Marketing Retail–11.49%
Alibaba Group Holding Ltd., ADR (China)(b)	313,823	52,405,303

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco American Franchise Fund

	Shares	Value

Internet & Direct Marketing Retail–(continued)
Amazon.com, Inc.(b)	375,029	$1,301,646,903
Farfetch Ltd., Class A (United Kingdom)(b)	5,836,850	244,330,541
HelloFresh SE (Germany)(b)	2,287,064	246,376,461
MercadoLibre, Inc. (Argentina)(b)(c)	61,055	114,017,160
		1,958,776,368

Internet Services & Infrastructure–1.56%
Shopify, Inc., Class A (Canada)(b)	55,585	84,754,896
Twilio, Inc., Class A(b)	508,533	181,525,940
		266,280,836

Life Sciences Tools & Services–3.01%
10X Genomics, Inc., Class A(b)(c)	456,879	80,374,154
Avantor, Inc.(b)(c)	5,852,523	230,823,507
IQVIA Holdings, Inc.(b)	776,428	201,661,644
		512,859,305

Managed Health Care–0.17%
UnitedHealth Group, Inc.	69,314	28,853,339

Movies & Entertainment–0.32%
Netflix, Inc.(b)	95,629	54,431,070

Oil & Gas Equipment & Services–1.36%
Baker Hughes Co., Class A	9,631,549	219,406,686
TechnipFMC PLC (United Kingdom)(b)	1,808,932	11,993,219
		231,399,905

Oil & Gas Exploration & Production–0.81%
APA Corp.	2,746,128	53,494,573
Devon Energy Corp.	2,875,665	84,975,901
		138,470,474

Pharmaceuticals–1.58%
Reata Pharmaceuticals, Inc., Class A(b)(c)(e)	2,531,942	269,677,142

Semiconductor Equipment–3.65%
Applied Materials, Inc.	2,709,903	366,189,192
ASML Holding N.V., New York Shares (Netherlands)	215,416	179,450,145
Lam Research Corp.	126,232	76,347,638
		621,986,975

Semiconductors–6.15%
Monolithic Power Systems, Inc.	265,070	131,191,095
NVIDIA Corp.	2,211,956	495,146,351
QUALCOMM, Inc.	2,878,647	422,268,728
		1,048,606,174

Systems Software–11.42%
Crowdstrike Holdings, Inc., Class A(b)(c)	357,542	100,469,302
Microsoft Corp.	2,881,932	869,997,632

Investment Abbreviations:

ADR – American Depositary Receipt

	Shares	Value

Systems Software–(continued)
Palo Alto Networks, Inc.(b)(c)	956,452	$ 440,962,630
ServiceNow, Inc.(b)	564,392	363,265,267
Zscaler, Inc.(b)(c)	616,402	171,569,333
		1,946,264,164

Technology Hardware, Storage & Peripherals–2.47%
Apple, Inc.	2,777,514	421,709,951

Tobacco–0.73%
Philip Morris International, Inc.	1,204,275	124,040,325

Trading Companies & Distributors–1.39%
Fastenal Co.	1,472,376	82,232,199
United Rentals, Inc.(b)	440,415	155,312,350
		237,544,549

Trucking–1.40%
Knight-Swift Transportation Holdings, Inc.	1,693,025	87,918,788
Lyft, Inc., Class A(b)(c)	3,150,396	149,990,354
		237,909,142
Total Common Stocks & Other Equity Interests (Cost $8,321,182,345)		17,008,244,580

Money Market Funds–0.26%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)	15,588,579	15,588,579
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(e)(f)	11,130,133	11,134,585
Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	17,815,519	17,815,519
Total Money Market Funds (Cost $44,538,683)		44,538,683
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $8,365,721,028)		17,052,783,263

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–3.20%
Invesco Private Government Fund, 0.02%(e)(f)(g)	163,398,254	163,398,254
Invesco Private Prime Fund, 0.11%(e)(f)(g)	381,110,148	381,262,596
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $544,660,846)		544,660,850
TOTAL INVESTMENTS IN SECURITIES–103.27% (Cost $8,910,381,874)		17,597,444,113
OTHER ASSETS LESS LIABILITIES–(3.27)%		(556,665,425)
NET ASSETS–100.00%		$17,040,778,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco American Franchise Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2021 represented less than 1% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$756,995,490	$(741,406,911)	$-	$-	$15,588,579	$2,516
Invesco Liquid Assets Portfolio, Institutional Class	201,480	538,670,918	(527,736,698)	(282)	(833)	11,134,585	2,907
Invesco Treasury Portfolio, Institutional Class	-	865,137,703	(847,322,184)	-	-	17,815,519	1,327
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	21,410,510	1,143,818,341	(1,001,830,597)	-	-	163,398,254	13,836	*
Invesco Private Prime Fund	7,072,440	1,649,083,372	(1,274,904,754)	4	11,534	381,262,596	148,300	*
Investments in Other Affiliates:
Reata Pharmaceuticals, Inc., Class A	36,083,279	272,707,846	(5,950,996)	(30,781,331)	(2,381,656)	269,677,142	-
Total	$64,767,709	$5,226,413,670	$(4,399,152,140)	$(30,781,609)	$(2,370,955)	$858,876,675	$168,886

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco American Franchise Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $8,018,675,959)*	$16,738,567,438
Investments in affiliates, at value (Cost $891,705,915)	858,876,675
Foreign currencies, at value (Cost $8,289)	8,307
Receivable for:
Investments sold	134,884,708
Fund shares sold	1,718,109
Dividends	3,438,306
Interest	28,939
Investment for trustee deferred compensation and retirement plans	2,618,702
Other assets	222,211
Total assets	17,740,363,395

Liabilities:
Payable for:
Investments purchased	137,899,505
Fund shares reacquired	5,818,864
Collateral upon return of securities loaned	544,660,846
Accrued fees to affiliates	7,788,174
Accrued trustees’ and officers’ fees and benefits	16,574
Accrued other operating expenses	551,748
Trustee deferred compensation and retirement plans	2,848,996
Total liabilities	699,584,707
Net assets applicable to shares outstanding	$17,040,778,688

Net assets consist of:
Shares of beneficial interest	$ 5,712,729,061
Distributable earnings	11,328,049,627
$17,040,778,688

Net Assets:
Class A	$16,037,060,271
Class C	$ 164,670,728
Class R	$ 66,494,106
Class Y	$ 624,044,837
Class R5	$ 51,787,151
Class R6	$ 96,721,595

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	488,107,049
Class C	5,744,051
Class R	2,095,408
Class Y	18,313,659
Class R5	1,513,535
Class R6	2,799,071
Class A: Net asset value per share	$ 32.86
Maximum offering price per share (Net asset value of $32.86 ÷ 94.50%)	$ 34.77
Class C: Net asset value and offering price per share	$ 28.67
Class R: Net asset value and offering price per share	$ 31.73
Class Y: Net asset value and offering price per share	$ 34.08
Class R5: Net asset value and offering price per share	$ 34.22
Class R6: Net asset value and offering price per share	$ 34.55

*	At August 31, 2021, securities with an aggregate value of $531,284,583 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco American Franchise Fund

Statement of Operations

For the year ended August 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $1,149,105)	$76,648,780

Dividends from affiliated money market funds (includes securities lending income of $933,205)	939,955

Total investment income	77,588,735

Expenses:
Advisory fees	87,534,615

Administrative services fees	2,328,621

Distribution fees:

Class A	36,600,992

Class C	1,693,064

Class R	286,953

Transfer agent fees – A, C, R and Y	17,037,990

Transfer agent fees – R5	42,294

Transfer agent fees – R6	12,482

Trustees’ and officers’ fees and benefits	255,908

Registration and filing fees	232,279

Reports to shareholders	4,072,619

Professional services fees	118,392

Other	30,663

Total expenses	150,246,872

Less: Fees waived and/or expense offset arrangement(s)	(37,784)

Net expenses	150,209,088

Net investment income (loss)	(72,620,353)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:

Unaffiliated investment securities	3,069,285,660

Affiliated investment securities	(2,370,955)

Foreign currencies	572,156

3,067,486,861

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	421,274,221

Affiliated investment securities	(30,781,609)

Foreign currencies	18,439

390,511,051

Net realized and unrealized gain	3,457,997,912

Net increase in net assets resulting from operations	$3,385,377,559

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco American Franchise Fund

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	2021	2020
Operations:
Net investment income (loss)	$ (72,620,353)	$(16,047,751)

Net realized gain	3,067,486,861	1,076,424,613

Change in net unrealized appreciation	390,511,051	3,574,030,802

Net increase in net assets resulting from operations	3,385,377,559	4,634,407,664

Distributions to shareholders from distributable earnings:
Class A	(1,179,618,104)	(701,335,215)

Class C	(17,822,655)	(10,077,941)

Class R	(4,447,523)	(2,377,517)

Class Y	(43,107,227)	(24,274,327)

Class R5	(3,605,265)	(2,137,993)

Class R6	(6,061,783)	(9,085,814)

Total distributions from distributable earnings	(1,254,662,557)	(749,288,807)

Share transactions–net:
Class A	296,926,981	(27,866,651)

Class C	(38,025,765)	(1,280,083)

Class R	8,315,225	3,111,764

Class Y	47,741,533	17,283,240

Class R5	1,457,051	(43,385,976)

Class R6	14,389,901	(98,940,374)

Net increase (decrease) in net assets resulting from share transactions	330,804,926	(151,078,080)

Net increase in net assets	2,461,519,928	3,734,040,777

Net assets:
Beginning of year	14,579,258,760	10,845,217,983

End of year	$17,040,778,688	$14,579,258,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco American Franchise Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/21	$28.90	$(0.14)	$6.62	$6.48	$(2.52)	$32.86	24.04%	$16,037,060	0.97%	0.97%	(0.47)%	57%
Year ended 08/31/20	21.27	(0.03)	9.17	9.14	(1.51)	28.90	45.42	13,733,417	1.00	1.00	(0.15)	52
Year ended 08/31/19	23.12	(0.01)	(0.04)	(0.05)	(1.80)	21.27	1.21	10,115,813	1.01	1.01	(0.04)	43
Year ended 08/31/18	20.25	(0.04)	3.97	3.93	(1.06)	23.12	20.30	10,524,889	1.01	1.01	(0.17)	44
Year ended 08/31/17	16.96	(0.03)	3.99	3.96	(0.67)	20.25	24.19	9,333,084	1.06	1.06	(0.15)	48
Class C
Year ended 08/31/21	25.70	(0.32)	5.81	5.49	(2.52)	28.67	23.11	164,671	1.72	1.72	(1.22)	57
Year ended 08/31/20	19.21	(0.18)	8.18	8.00	(1.51)	25.70	44.30	185,177	1.75	1.75	(0.90)	52
Year ended 08/31/19	21.23	(0.15)	(0.07)	(0.22)	(1.80)	19.21	0.46	139,839	1.76	1.76	(0.79)	43
Year ended 08/31/18	18.81	(0.18)	3.66	3.48	(1.06)	21.23	19.43	401,863	1.76	1.76	(0.92)	44
Year ended 08/31/17	15.92	(0.15)	3.71	3.56	(0.67)	18.81	23.23	370,960	1.81	1.81	(0.90)	48
Class R
Year ended 08/31/21	28.06	(0.21)	6.40	6.19	(2.52)	31.73	23.70	66,494	1.22	1.22	(0.72)	57
Year ended 08/31/20	20.75	(0.09)	8.91	8.82	(1.51)	28.06	45.00	50,219	1.25	1.25	(0.40)	52
Year ended 08/31/19	22.65	(0.06)	(0.04)	(0.10)	(1.80)	20.75	0.99	34,114	1.26	1.26	(0.29)	43
Year ended 08/31/18	19.91	(0.09)	3.89	3.80	(1.06)	22.65	19.99	38,537	1.26	1.26	(0.42)	44
Year ended 08/31/17	16.72	(0.07)	3.93	3.86	(0.67)	19.91	23.93	34,479	1.31	1.31	(0.40)	48
Class Y
Year ended 08/31/21	29.81	(0.07)	6.86	6.79	(2.52)	34.08	24.36	624,045	0.72	0.72	(0.22)	57
Year ended 08/31/20	21.85	0.03	9.44	9.47	(1.51)	29.81	45.74	496,757	0.75	0.75	0.10	52
Year ended 08/31/19	23.63	0.04	(0.02)	0.02	(1.80)	21.85	1.50	350,473	0.76	0.76	0.21	43
Year ended 08/31/18	20.62	0.02	4.05	4.07	(1.06)	23.63	20.63	368,991	0.76	0.76	0.08	44
Year ended 08/31/17	17.22	0.02	4.05	4.07	(0.67)	20.62	24.47	264,309	0.81	0.81	0.10	48
Class R5
Year ended 08/31/21	29.92	(0.06)	6.88	6.82	(2.52)	34.22	24.37	51,787	0.70	0.70	(0.20)	57
Year ended 08/31/20	21.91	0.04	9.48	9.52	(1.51)	29.92	45.85	43,712	0.70	0.70	0.15	52
Year ended 08/31/19	23.68	0.05	(0.02)	0.03	(1.80)	21.91	1.54	75,149	0.71	0.71	0.26	43
Year ended 08/31/18	20.66	0.03	4.05	4.08	(1.06)	23.68	20.64	86,177	0.71	0.71	0.13	44
Year ended 08/31/17	17.23	0.03	4.07	4.10	(0.67)	20.66	24.63	67,740	0.72	0.72	0.19	48
Class R6
Year ended 08/31/21	30.17	(0.04)	6.94	6.90	(2.52)	34.55	24.44	96,722	0.63	0.63	(0.13)	57
Year ended 08/31/20	22.07	0.05	9.56	9.61	(1.51)	30.17	45.93	69,977	0.62	0.62	0.23	52
Year ended 08/31/19	23.81	0.07	(0.01)	0.06	(1.80)	22.07	1.66	129,831	0.62	0.62	0.35	43
Year ended 08/31/18	20.75	0.05	4.07	4.12	(1.06)	23.81	20.75	139,584	0.62	0.62	0.22	44
Year ended 08/31/17	17.29	0.05	4.08	4.13	(0.67)	20.75	24.72	130,807	0.64	0.64	0.27	48

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco American Franchise Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Fund is classified as non-diversified. The Fund’s classification changed from diversified to non-diversified during the period. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15	Invesco American Franchise Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

16	Invesco American Franchise Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.695%
Next $250 million	0.670%
Next $500 million	0.645%
Next $550 million	0.620%
Next $3.45 billion	0.600%
Next $250 million	0.595%
Next $2.25 billion	0.570%
Next $2.5 billion	0.545%
Over $10 billion	0.520%

For the year ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.56%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2021, the Adviser waived advisory fees of $16,065.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc.(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R (collectively the “Plan”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares and up to a maximum annual rate of 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of

17	Invesco American Franchise Fund

the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund.

For the year ended August 31, 2021, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2021, IDI advised the Fund that IDI retained $1,408,190 in front-end sales commissions from the sale of Class A shares and $15,052 and $9,242 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2021, the Fund incurred $202,029 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$16,231,698,560	$776,546,020	$—	$17,008,244,580

Money Market Funds	44,538,683	544,660,850	—	589,199,533

Total Investments	$16,276,237,243	$1,321,206,870	$—	$17,597,444,113

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2021, the Fund engaged in securities purchases of $31,705,778.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $21,719.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

18                         Invesco American Franchise Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021	2020

Ordinary income*	$336,065,271	$247,792

Long-term capital gain	918,597,286	749,041,015

Total distributions	$1,254,662,557	$749,288,807

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$285,826,090

Undistributed long-term capital gain	2,459,643,088

Net unrealized appreciation — investments	8,584,423,549

Net unrealized appreciation — foreign currencies	22,651

Temporary book/tax differences	(1,865,751)

Shares of beneficial interest	5,712,729,061

Total net assets	$17,040,778,688

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2021 was $8,829,395,176 and $9,844,145,662, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$8,721,777,871

Aggregate unrealized (depreciation) of investments	(137,354,322)

Net unrealized appreciation of investments	$8,584,423,549

    Cost of investments for tax purposes is $9,013,020,564.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2021, undistributed net investment income (loss) was increased by $72,909,082 and undistributed net realized gain was decreased by $72,909,082. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended August 31, 2021(a)		Year ended August 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	19,265,282	$570,137,146	18,848,539	$425,243,742

Class C	1,397,107	36,192,157	2,112,541	43,199,192

Class R	678,702	19,450,588	539,432	11,967,043

Class Y	4,315,463	131,921,615	4,137,295	96,820,647

Class R5	159,304	4,910,735	265,893	6,427,956

Class R6	971,772	30,258,143	1,157,998	28,047,229

19	Invesco American Franchise Fund

	Summary of Share Activity

	Year ended August 31, 2021(a)		Year ended August 31, 2020
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	39,784,582	$1,102,031,019	30,589,420	$655,837,491

Class C	697,207	16,942,122	493,302	9,456,603

Class R	165,936	4,447,072	113,741	2,372,630

Class Y	1,176,962	33,743,515	902,635	19,930,184

Class R5	125,191	3,604,245	96,496	2,137,382

Class R6	201,835	5,865,328	401,664	8,965,142

Automatic conversion of Class C shares to Class A shares:
Class A	1,744,141	50,350,975	884,153	20,303,283

Class C	(1,987,980)	(50,350,975)	(987,418)	(20,303,283)

Reacquired:
Class A	(47,968,298)	(1,425,592,159)	(50,590,495)	(1,129,251,167)

Class C	(1,567,978)	(40,809,069)	(1,692,492)	(33,632,595)

Class R	(538,931)	(15,582,435)	(507,680)	(11,227,909)

Class Y	(3,843,562)	(117,923,597)	(4,416,660)	(99,467,591)

Class R5	(232,122)	(7,057,929)	(2,330,336)	(51,951,314)

Class R6	(694,224)	(21,733,570)	(5,123,865)	(135,952,745)

Net increase (decrease) in share activity	13,850,389	$330,804,926	(5,105,837)	$(151,078,080)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20	Invesco American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco American Franchise Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco American Franchise Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 25, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,115.10	$5.12	$1,020.37	$4.89	0.96%
Class C	1,000.00	1,111.20	9.10	1,016.59	8.69	1.71
Class R	1,000.00	1,113.70	6.45	1,019.11	6.16	1.21
Class Y	1,000.00	1,116.70	3.79	1,021.63	3.62	0.71
Class R5	1,000.00	1,116.80	3.73	1,021.68	3.57	0.70
Class R6	1,000.00	1,117.00	3.31	1,022.08	3.16	0.62

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco American Franchise Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period, reasonably comparable to the performance of the Index for the three year period, and below the performance of the Index for the five year period. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its

23	Invesco American Franchise Fund

expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board requested and received additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the

Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24                         Invesco American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$918,597,286
Qualified Dividend Income*	32.92%
Corporate Dividends Received Deduction*	30.01%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$336,065,271

25                         Invesco American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a) (19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson –1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184

Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)

Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	184	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-4                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers – (continued)

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-6                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5678

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-7                         Invesco American Franchise Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-AMFR-AR-1

Annual Report to Shareholders	August 31, 2021

Invesco Capital Appreciation Fund

Nasdaq:

A: OPTFX ∎ C: OTFCX ∎ R: OTCNX ∎ Y: OTCYX ∎ R5: CPTUX ∎ R6: OPTIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2021, Class A shares of Invesco Capital Appreciation Fund (the Fund), at net asset value (NAV), outperformed the Russell 1000 Growth Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/20 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	30.19%
Class C Shares	29.17
Class R Shares	29.83
Class Y Shares	30.44
Class R5 Shares	30.55
Class R6 Shares	30.61
S&P 500 Index▼	31.17
Russell 1000 Growth Index▼	28.53

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Volatility also increased as investors became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

    US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.63%1 at the fiscal year-end. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. The Consumer Price Index reported for both June and July increased 5.4% over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued inflation concerns. For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

    Effective April 8, 2021, the Fund is non-diversified, which means it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can. Please note effective December 18, 2020, Ronald Zibelli, CFA and Ash Shah, CFA, CPA are the portfolio managers of the Fund. In this environment, the Fund’s Class A shares at NAV outperformed the Russell 1000 Growth Index during the fiscal year. Strong stock selection in the information technology, industrials and financials sectors drove relative outperformance. This was partially offset by weaker stock selection within the consumer discretionary and energy sectors.

    At the stock level, the largest contributor to the Fund’s performance on an absolute basis was Alphabet. In the second quarter 2021, earnings grew significantly and eclipsed the sharp rebound from the previous quarter, with revenues jumping 62% year-over-year and operating income surging 203%. Both figures beat consensus estimates by a wide margin. Growth accelerated sharply for Alphabet’s three main advertising revenue sources (Google Search, YouTube, Google Network).

    Microsoft was the second largest contributor to the Fund’s absolute performance. Microsoft’s business demonstrated continued strength in the first quarter with total revenue up 19% year-over-year. Growth continues to be driven by strength across the company’s commercial cloud segment: Azure, Office 365, LinkedIn and Dynamics 365. Commercial cloud grew 29% year-over-year and now comprises over 40% of revenue. We believe Microsoft will continue to be a market share gainer and believe the company can sustain double digit revenue growth driven by strength in its commercial cloud segment.

    Applied Materials was the third largest contributor to the Fund’s absolute performance. Applied Materials benefited from several factors that have significantly increased the projected business in its pipeline for the next several quarters. These include higher demand for semiconductors, inventory issues related to end-market production that will require larger supply capacity, and geopolitical tensions that are motivating governments to build domestic semiconductor manufacturing capacity to ensure guaranteed supply of these strategically important products.

    The largest individual detractor from absolute Fund performance during the fiscal year was Alibaba. Under Xi Jinping’s “common prosperity” vision, Alibaba joins a growing number of its largest peers in promising to give back after accumulating vast wealth during a decade-long mobile internet boom.

    The second largest individual detractor from absolute Fund performance during the fiscal year was Salesforce. Salesforce is a name we inherited when we took over the

2                         Invesco Capital Appreciation Fund

Fund. The company made a dilutive acquisition of another software company (Slack), which caused the underperformance.

    Amazon was the third largest individual detractor from the Fund’s absolute performance. Amazon underperformed during the significant market rotation to more value-oriented stocks, after it had significantly outperformed in 2020. Amazon detracted from performance in the first quarter of 2021 primarily due to tough revenue comparisons to previous performance following an extremely strong 2020 when platform revenues grew 42% following four years of 20-25% growth. COVID-19 forced a pivot to online shopping and Amazon took a disproportionate share of consumers’ online wallets. Going forward, overall revenues are expected to grow over 20% as online spending remains solid, membership growth remains robust and Amazon’s cloud computing strength continues. The high margin advertising business is expected to scale and accelerated fulfillment center costs and COVID-19 related costs (at $11.5B in 2020) are not expected to repeat to the same magnitude.

    At the end of the fiscal year, the Fund’s largest overweight positions relative to the Russell 1000 Growth Index were in the health care, financials and communication services sectors. The largest underweight exposures relative to the Russell 1000 Growth Index were in the consumer discretionary, consumer staples and real estate sectors.

    Looking ahead, we expect the US economy to grow by more than 5% in 2021. We believe unprecedented fiscal and monetary stimulus, along with progress in the struggle against COVID-19, support the case for economic recovery. Meanwhile, interest rates and inflation remain very low by historical standards and corporate earnings are expected to build upon improvement exhibited in the first half of 2021.

    We believe equity valuations are at the high end of their historical range on most measures but appear more reasonable when placed in the context of the early stage recovery in corporate earnings and very low interest rates. The Fund’s opportunity set of premier growth companies remains compelling and we believe stock selection can continue to drive relative performance.

    We thank you for your continued conviction and investment in Invesco Capital Appreciation Fund.

1	Source: Bloomberg LP
2	Source: Bureau of Labor Statistics, July 13, 2021
3	Source: Lipper Inc.

Portfolio manager(s):

Ash Shah

Ronald J. Zibelli, Jr. - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                        Invesco Capital Appreciation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/11

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                        Invesco Capital Appreciation Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (1/22/81)	12.57%
10 Years	15.75
5 Years	20.15
1 Year	23.02

Class C Shares
Inception (12/1/93)	10.39%
10 Years	15.69
5 Years	20.58
1 Year	28.17

Class R Shares
Inception (3/1/01)	7.31%
10 Years	16.10
5 Years	21.19
1 Year	29.83

Class Y Shares
Inception (11/3/97)	9.12%
10 Years	16.71
5 Years	21.78
1 Year	30.44

Class R5 Shares
10 Years	16.49%
5 Years	21.69
1 Year	30.55

Class R6 Shares
Inception (12/29/11)	17.41%
5 Years	22.04
1 Year	30.61

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Capital Appreciation Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Capital Appreciation Fund. The Fund was subsequently renamed the Invesco Capital Appreciation Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                        Invesco Capital Appreciation Fund

Supplemental Information

Invesco Capital Appreciation Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the

Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program

Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                        Invesco Capital Appreciation Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Information Technology	43.25%
Consumer Discretionary	14.70
Communication Services	14.00
Health Care	13.36
Industrials	6.10
Financials	4.69
Other Sectors, Each Less than 2% of Net Assets	3.12
Money Market Funds Plus Other Assets Less Liabilities	0.78

Top 10 Equity Holdings*

		% of total net assets
1.	Microsoft Corp.	8.16%
2.	Alphabet, Inc., Class C	6.61
3.	Amazon.com, Inc.	6.45
4.	Apple, Inc.	6.27
5.	Facebook, Inc., Class A	5.62
6.	PayPal Holdings, Inc.	3.88
7.	NVIDIA Corp.	2.54
8.	Mastercard, Inc., Class A	2.21
9.	Adobe, Inc.	2.06
10.	UnitedHealth Group, Inc.	1.99

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2021.

7                        Invesco Capital Appreciation Fund

Schedule of Investments(a)

August 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–99.22%
Aerospace & Defense–0.84%
TransDigm Group, Inc.(b)	82,014	$49,821,044

Agricultural & Farm Machinery–1.13%
Deere & Co.	178,090	67,323,363

Application Software–7.38%
Adobe, Inc.(b)	184,798	122,650,432

Atlassian Corp. PLC, Class A(b)	146,315	53,706,384

Datadog, Inc., Class A(b)(c)	267,092	36,805,278

DocuSign, Inc.(b)	200,169	59,298,064

HubSpot, Inc.(b)(c)	142,415	97,478,795

Synopsys, Inc.(b)	206,128	68,483,967

		438,422,920

Asset Management & Custody Banks–2.28%
BlackRock, Inc.	65,292	61,589,291

KKR & Co., Inc., Class A	1,148,148	73,814,435

		135,403,726

Auto Parts & Equipment–1.00%
Aptiv PLC(b)	389,118	59,219,868

Automobile Manufacturers–0.91%
General Motors Co.(b)	1,105,461	54,178,644

Automotive Retail–0.45%
Carvana Co.(b)	81,878	26,860,897

Biotechnology–0.58%
Alnylam Pharmaceuticals, Inc.(b)	172,589	34,764,602

Casinos & Gaming–0.86%
Caesars Entertainment, Inc.(b)	502,495	51,068,567

Construction Machinery & Heavy Trucks–0.84%
Caterpillar, Inc.	236,531	49,877,292

Copper–0.38%
Freeport-McMoRan, Inc.	614,815	22,373,118

Data Processing & Outsourced Services–6.08%
Mastercard, Inc., Class A	378,778	131,144,307

PayPal Holdings, Inc.(b)	797,424	230,184,412

		361,328,719

Diversified Chemicals–0.58%
Eastman Chemical Co.	304,631	34,472,044

Electrical Components & Equipment–1.67%
Generac Holdings, Inc.(b)	227,006	99,197,082

Fertilizers & Agricultural Chemicals–0.66%
Corteva, Inc.	888,071	39,048,482

Financial Exchanges & Data–0.79%
Coinbase Global, Inc., Class A(b)(c)	15,361	3,978,499

MSCI, Inc.	67,693	42,956,624

		46,935,123

	Shares	Value

Footwear–0.93%
NIKE, Inc., Class B	334,805	$55,155,776

General Merchandise Stores–1.18%
Target Corp.	284,383	70,236,913

Health Care Equipment–5.16%
Abbott Laboratories	194,982	24,639,875

Danaher Corp.	334,070	108,292,131

Edwards Lifesciences Corp.(b)	377,147	44,194,085

IDEXX Laboratories, Inc.(b)	80,172	54,016,687

Intuitive Surgical, Inc.(b)	71,764	75,607,680

		306,750,458

Health Care Facilities–0.98%
HCA Healthcare, Inc.	229,179	57,977,703

Health Care Supplies–1.62%
Align Technology, Inc.(b)	60,507	42,899,463

West Pharmaceutical Services, Inc.	117,702	53,156,577

		96,056,040

Homefurnishing Retail–0.97%
RH(b)(c)	82,146	57,557,238

Industrial Machinery–0.32%
Chart Industries, Inc.(b)(c)	99,689	18,779,414

Interactive Media & Services–13.23%
Alphabet, Inc., Class C(b)	134,862	392,345,925

Facebook, Inc., Class A(b)	880,361	333,991,356

Snap, Inc., Class A(b)(c)	781,723	59,496,937

		785,834,218

Internet & Direct Marketing Retail–6.92%
Amazon.com, Inc.(b)	110,448	383,341,814

Chewy, Inc., Class A(b)(c)	315,225	27,777,627

		411,119,441

Internet Services & Infrastructure–1.30%
Shopify, Inc., Class A (Canada)(b)	31,465	47,977,203

Twilio, Inc., Class A(b)	81,960	29,256,441

		77,233,644

Investment Banking & Brokerage–0.67%
Goldman Sachs Group, Inc. (The)	95,639	39,547,683

Life Sciences Tools & Services–1.60%
Agilent Technologies, Inc.	543,406	95,351,451

Managed Health Care–1.99%
UnitedHealth Group, Inc.	284,181	118,296,025

Movies & Entertainment–0.77%
Netflix, Inc.(b)	80,530	45,836,871

Oil & Gas Storage & Transportation–0.50%
Cheniere Energy, Inc.(b)	338,047	29,565,591

Personal Products–1.02%
Estee Lauder Cos., Inc. (The), Class A	177,769	60,528,567

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Capital Appreciation Fund

	Shares	Value

Pharmaceuticals–1.42%
Catalent, Inc.(b)	288,422	$37,621,766

Eli Lilly and Co.	181,942	46,993,799

		84,615,565

Regional Banks–0.95%
SVB Financial Group(b)	100,743	56,365,708

Restaurants–1.47%
Chipotle Mexican Grill, Inc.(b)	30,240	57,556,699

Domino’s Pizza, Inc.	57,944	29,950,674

		87,507,373

Semiconductor Equipment–2.80%
Applied Materials, Inc.	549,380	74,237,719

ASML Holding N.V., New York Shares (Netherlands)	110,399	91,966,783

		166,204,502

Semiconductors–7.45%
Advanced Micro Devices, Inc.(b)	752,989	83,370,942

Marvell Technology, Inc.	757,221	46,334,353

Monolithic Power Systems, Inc.	208,445	103,165,684

NVIDIA Corp.	672,916	150,632,247

NXP Semiconductors N.V. (China)	273,225	58,778,894

		442,282,120

Systems Software–11.97%
Cloudflare, Inc., Class A(b)(c)	567,875	68,565,227

Crowdstrike Holdings, Inc., Class A(b)	219,608	61,709,848

Microsoft Corp.	1,604,611	484,399,969

ServiceNow, Inc.(b)	149,381	96,147,587

		710,822,631

Technology Hardware, Storage & Peripherals–6.27%
Apple, Inc.	2,452,543	372,369,604

	Shares	Value

Trading Companies & Distributors–0.79%
United Rentals, Inc.(b)	133,178	$46,965,222

Trucking–0.51%
Old Dominion Freight Line, Inc.	105,550	30,474,396

Total Common Stocks & Other Equity Interests (Cost $3,451,861,562)		5,893,729,645

Money Market Funds–1.08%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	22,790,600	22,790,600

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(d)(e)	15,336,342	15,342,476

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	26,046,400	26,046,400

Total Money Market Funds (Cost $64,179,476)		64,179,476

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.30% (Cost $3,516,041,038)		5,957,909,121

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–2.35%
Invesco Private Government Fund, 0.02%(d)(e)(f)	35,368,718	35,368,718

Invesco Private Prime Fund, 0.11%(d)(e)(f)	103,814,194	103,855,721

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $139,224,439)		139,224,439

TOTAL INVESTMENTS IN SECURITIES–102.65% (Cost $3,655,265,477)		6,097,133,560

OTHER ASSETS LESS LIABILITIES–(2.65)%		(157,275,782)

NET ASSETS–100.00%		$5,939,857,778

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$384,420,633	$(361,630,033)	$-	$-	$22,790,600	$4,223
Invesco Liquid Assets Portfolio, Institutional Class	-	273,649,725	(258,307,108)	-	(141)	15,342,476	2,678
Invesco Treasury Portfolio, Institutional Class	-	439,337,866	(413,291,466)	-	-	26,046,400	1,816
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	160,676,197	(125,307,479)	-	-	35,368,718	1,284*
Invesco Private Prime Fund	-	303,583,065	(199,727,344)	-	-	103,855,721	18,999*
Total	$-	$1,561,667,486	$(1,358,263,430)	$-	$(141)	$203,403,915	$29,000

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Capital Appreciation Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $ 3,451,861,562)*	$5,893,729,645

Investments in affiliated money market funds, at value (Cost $ 203,403,915)	203,403,915

Cash	5,000,000

Foreign currencies, at value and cost	146

Receivable for:
Investments sold	21,122,232

Fund shares sold	1,225,738

Dividends	3,871,625

Interest	8,510

Investment for trustee deferred compensation and retirement plans	588,655

Other assets	82,776

Total assets	6,129,033,242

Liabilities:
Payable for:
Investments purchased	43,334,557

Fund shares reacquired	2,802,905

Collateral upon return of securities loaned	139,224,439

Accrued fees to affiliates	2,390,919

Accrued trustees’ and officers’ fees and benefits	404,384

Accrued other operating expenses	429,605

Trustee deferred compensation and retirement plans	588,655

Total liabilities	189,175,464

Net assets applicable to shares outstanding	$5,939,857,778

Net assets consist of:
Shares of beneficial interest	$2,400,970,927

Distributable earnings	3,538,886,851

$5,939,857,778

Net Assets:
Class A	$5,364,305,648

Class C	$221,514,337

Class R	$175,273,876

Class Y	$158,879,182

Class R5	$46,297

Class R6	$19,838,438

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	60,497,439

Class C	3,916,979

Class R	2,170,144

Class Y	1,597,054

Class R5	518

Class R6	197,006

Class A:
Net asset value per share	$88.67

Maximum offering price per share (Net asset value of $88.67 ÷ 94.50%)	$93.83

Class C:
Net asset value and offering price per share	$56.55

Class R:
Net asset value and offering price per share	$80.77

Class Y:
Net asset value and offering price per share	$99.48

Class R5:
Net asset value and offering price per share	$89.38

Class R6:
Net asset value and offering price per share	$100.70

*	At August 31, 2021, securities with an aggregate value of $136,356,353 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Capital Appreciation Fund

Statement of Operations

For the year ended August 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $432,964)	$25,618,819

Dividends from affiliated money market funds (includes securities lending income of $29,108)	37,825

Total investment income	25,656,644

Expenses:
Advisory fees	30,134,714

Administrative services fees	746,210

Custodian fees	31,815

Distribution fees:
Class A	10,646,621

Class C	2,117,129

Class R	771,397

Transfer agent fees – A, C, R and Y	6,705,197

Transfer agent fees – R5	37

Transfer agent fees – R6	5,686

Trustees’ and officers’ fees and benefits	125,906

Registration and filing fees	161,376

Reports to shareholders	319,913

Professional services fees	89,823

Taxes	20,829

Other	81,188

Total expenses	51,957,841

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(37,950)

Net expenses	51,919,891

Net investment income (loss)	(26,263,247)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $3,371,824)	1,251,756,872

Affiliated investment securities	(141)

Foreign currencies	219,359

1,251,976,090

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	189,950,742

Foreign currencies	(4,773)

189,945,969

Net realized and unrealized gain	1,441,922,059

Net increase in net assets resulting from operations	$1,415,658,812

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Capital Appreciation Fund

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	2021	2020
Operations:
Net investment income (loss)	$(26,263,247)	$(10,264,646)

Net realized gain	1,251,976,090	136,887,967

Change in net unrealized appreciation	189,945,969	1,315,591,136

Net increase in net assets resulting from operations	1,415,658,812	1,442,214,457

Distributions to shareholders from distributable earnings:
Class A	(145,813,851)	(725,826,154)

Class C	(11,056,988)	(54,618,367)

Class R	(5,248,778)	(25,143,895)

Class Y	(3,556,459)	(20,457,969)

Class R5	(1,192)	(2,231)

Class R6	(442,993)	(1,897,655)

Total distributions from distributable earnings	(166,120,261)	(827,946,271)

Share transactions–net:
Class A	(246,667,484)	341,564,895

Class C	(52,267,579)	16,876,698

Class R	(7,939,937)	12,675,960

Class Y	11,470,533	6,088,108

Class R5	791	22,800

Class R6	1,290,772	2,701,290

Net increase (decrease) in net assets resulting from share transactions	(294,112,904)	379,929,751

Net increase in net assets	955,425,647	994,197,937

Net assets:
Beginning of year	4,984,432,131	3,990,234,194

End of year	$5,939,857,778	$4,984,432,131

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Capital Appreciation Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income loss(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 08/31/21	$70.34	$(0.35)	$21.03	$20.68	$–	$(2.35)	$(2.35)	$88.67	30.19	%(e)	$5,364,306	0.95	%(e)	0.95	%(e)	(0.46	)%(e)	78%
Year ended 08/31/20	62.38	(0.12)	21.17	21.05	–	(13.09)	(13.09)	70.34	39.41	(e)	4,478,067	1.00	(e)	1.00	(e)	(0.22	)(e)	31
Year ended 08/31/19	65.82	(0.03)	1.23	1.20	–	(4.64)	(4.64)	62.38	2.97		3,566,269	1.03	(f)	1.03		(0.06)		64
Year ended 08/31/18	59.87	0.00	11.40	11.40	(0.01)	(5.44)	(5.45)	65.82	20.23		3,606,256	1.03	(f)	1.03		(0.01)		29
Year ended 08/31/17	52.99	0.04	9.01	9.05	(0.04)	(2.13)	(2.17)	59.87	17.90		3,266,760	1.05	(f)	1.05		0.08		63
Class C
Year ended 08/31/21	46.01	(0.60)	13.49	12.89	–	(2.35)	(2.35)	56.55	29.17		221,514	1.73		1.73		(1.24)		78
Year ended 08/31/20	45.21	(0.39)	14.28	13.89	–	(13.09)	(13.09)	46.01	38.34		230,567	1.78		1.78		(1.00)		31
Year ended 08/31/19	49.50	(0.36)	0.71	0.35	–	(4.64)	(4.64)	45.21	2.18		201,751	1.80	(f)	1.80		(0.83)		64
Year ended 08/31/18	46.61	(0.36)	8.69	8.33	–	(5.44)	(5.44)	49.50	19.33		404,733	1.79	(f)	1.79		(0.77)		29
Year ended 08/31/17	42.02	(0.30)	7.02	6.72	–	(2.13)	(2.13)	46.61	16.98		376,618	1.82	(f)	1.82		(0.69)		63
Class R
Year ended 08/31/21	64.44	(0.51)	19.19	18.68	–	(2.35)	(2.35)	80.77	29.83		175,274	1.23		1.23		(0.74)		78
Year ended 08/31/20	58.28	(0.26)	19.51	19.25	–	(13.09)	(13.09)	64.44	39.04		147,187	1.28		1.28		(0.50)		31
Year ended 08/31/19	62.00	(0.18)	1.10	0.92	–	(4.64)	(4.64)	58.28	2.68		117,019	1.30	(f)	1.30		(0.32)		64
Year ended 08/31/18	56.82	(0.15)	10.77	10.62	–	(5.44)	(5.44)	62.00	19.92		112,845	1.29	(f)	1.29		(0.27)		29
Year ended 08/31/17	50.49	(0.10)	8.56	8.46	–	(2.13)	(2.13)	56.82	17.60		92,888	1.31	(f)	1.31		(0.18)		63
Class Y
Year ended 08/31/21	78.49	(0.21)	23.55	23.34	–	(2.35)	(2.35)	99.48	30.44		158,879	0.73		0.73		(0.24)		78
Year ended 08/31/20	68.08	0.01	23.49	23.50	–	(13.09)	(13.09)	78.49	39.75		114,061	0.78		0.78		0.00		31
Year ended 08/31/19	71.23	0.11	1.40	1.51	(0.02)	(4.64)	(4.66)	68.08	3.20		95,438	0.80	(f)	0.80		0.17		64
Year ended 08/31/18	64.36	0.15	12.30	12.45	(0.14)	(5.44)	(5.58)	71.23	20.51		115,119	0.80	(f)	0.80		0.22		29
Year ended 08/31/17	56.79	0.16	9.69	9.85	(0.15)	(2.13)	(2.28)	64.36	18.16		149,511	0.82	(f)	0.82		0.27		63
Class R5
Year ended 08/31/21	70.69	(0.14)	21.18	21.04	–	(2.35)	(2.35)	89.38	30.55		46	0.67		0.69		(0.18)		78
Year ended 08/31/20	62.44	0.07	21.27	21.34	–	(13.09)	(13.09)	70.69	39.90		36	0.67		0.67		0.11		31
Period ended 08/31/19(g)	58.66	0.05	3.73	3.78	–	–	–	62.44	6.44		11	0.68	(f)(h)	0.68	(h)	0.29	(h)	64
Class R6
Year ended 08/31/21	79.32	(0.12)	23.85	23.73	–	(2.35)	(2.35)	100.70	30.62		19,838	0.62		0.63		(0.13)		78
Year ended 08/31/20	68.60	0.10	23.71	23.81	–	(13.09)	(13.09)	79.32	39.91		14,514	0.63		0.67		0.15		31
Year ended 08/31/19	71.57	0.23	1.58	1.81	(0.14)	(4.64)	(4.78)	68.60	3.66		9,747	0.63	(f)	0.63		0.33		64
Year ended 08/31/18	64.64	0.26	12.36	12.62	(0.25)	(5.44)	(5.69)	71.57	20.70		1,076,452	0.63	(f)	0.63		0.39		29
Year ended 08/31/17	57.04	0.29	9.71	10.00	(0.27)	(2.13)	(2.40)	64.64	18.40		1,131,656	0.63	(f)	0.63		0.49		63

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended August 31, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.22% for Class A for the years ended August 31, 2021 and 2020, respectively.

(f)	Includes fee waivers which were less than 0.005% per share.
(g)	Commencement date after the close of business on May 24, 2019.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Capital Appreciation Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Capital Appreciation Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

14 Invesco Capital Appreciation Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

15                        Invesco Capital Appreciation Fund

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $700 million	0.600%
Next $1 billion	0.580%
Next $2 billion	0.560%
Next $2 billion	0.540%
Next $2 billion	0.520%
Next $2.5 billion	0.500%
Over $11 billion	0.480%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.57%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021 through at least June 30, 2022, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.05%, 1.80%, 1.30%, 0.80%, 0.68% and 0.63%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2021, the Adviser waived advisory fees of $19,246 and reimbursed class level expenses of $0, $0, $0, $0, $7 and $2,472 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services.

16                        Invesco Capital Appreciation Fund

IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2021, IDI advised the Fund that IDI retained $455,728 in front-end sales commissions from the sale of Class A shares and $5,674 and $11,634 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2021, the Fund incurred $71,322 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$5,893,729,645	$–	$–	$5,893,729,645

Money Market Funds	64,179,476	139,224,439	–	203,403,915

Total Investments	$5,957,909,121	$139,224,439	$–	$6,097,133,560

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2021, the Fund engaged in securities purchases of $41,439,860 and securities sales of $16,840,267, which resulted in net realized gains of $3,371,824.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $16,225.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

17                        Invesco Capital Appreciation Fund

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021	2020

Ordinary income*	$–	$7,761,307

Long-term capital gain	166,120,261	820,184,964

Total distributions	$166,120,261	$827,946,271

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$179,122,812

Undistributed long-term capital gain	924,310,924

Net unrealized appreciation – investments	2,436,432,620

Net unrealized appreciation (depreciation) - foreign currencies	(1,483)

Temporary book/tax differences	(978,022)

Shares of beneficial interest	2,400,970,927

Total net assets	$5,939,857,778

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2021 was $4,075,417,813 and $4,606,820,845, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,455,615,736

Aggregate unrealized (depreciation) of investments	(19,183,116)

Net unrealized appreciation of investments	$2,436,432,620

Cost of investments for tax purposes is $3,660,700,940.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization payment, master limited partnerships and net operating losses, on August 31, 2021, undistributed net investment income (loss) was increased by $44,650,185, undistributed net realized gain was decreased by $129,857,045 and shares of beneficial interest was increased by $85,206,860. This reclassification had no effect on the net assets of the Fund.

18                        Invesco Capital Appreciation Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended August 31, 2021		Year ended August 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	3,019,581	$227,239,436	3,534,087	$205,284,900

Class C	652,356	31,507,662	801,919	31,242,651

Class R	337,453	23,186,523	420,876	22,361,254

Class Y	616,678	52,662,280	725,083	48,972,785

Class R5	-	-	337	22,800

Class R6	79,100	6,783,773	57,646	3,776,928

Issued as reinvestment of dividends:
Class A	1,968,636	141,584,302	12,699,672	703,324,044

Class C	236,769	10,919,770	1,476,959	53,790,843

Class R	79,701	5,230,765	493,345	25,076,750

Class Y	37,278	3,003,452	280,610	17,310,777

Class R5	11	791	-	-

Class R6	5,214	424,810	27,918	1,739,221

Automatic conversion of Class C shares to Class A shares:
Class A	614,422	45,639,622	236,853	13,980,563

Class C	(957,246)	(45,639,622)	(353,040)	(13,980,563)

Reacquired:
Class A	(8,764,123)	(661,130,844)	(9,981,707)	(581,024,612)

Class C	(1,025,804)	(49,055,389)	(1,377,004)	(54,176,233)

Class R	(530,998)	(36,357,225)	(638,085)	(34,762,044)

Class Y	(510,178)	(44,195,199)	(954,234)	(60,195,454)

Class R6	(70,279)	(5,917,811)	(44,688)	(2,814,859)

Net increase (decrease) in share activity	(4,211,429)	$(294,112,904)	7,406,547	$379,929,751

19                        Invesco Capital Appreciation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Capital Appreciation Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For each of the three years in the period ended August 31, 2021 for Class A, Class C, Class R, Class Y and Class R6
For each of the two years in the period ended August 31, 2021 and the period from May 24, 2019 (commencement of operations) through August 31, 2019 for Class R5

The financial statements of Oppenheimer Capital Appreciation Fund (subsequently renamed Invesco Capital Appreciation Fund) as of and for the year ended August 31, 2018 and the financial highlights for each of the periods ended on or prior to August 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 25, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20                        Invesco Capital Appreciation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,178.30	$5.11	$1,020.52	$4.74	0.93%
Class C	1,000.00	1,173.80	9.31	1,016.64	8.64	1.70
Class R	1,000.00	1,176.70	6.64	1,019.11	6.16	1.21
Class Y	1,000.00	1,179.50	3.90	1,021.63	3.62	0.71
Class R5	1,000.00	1,179.80	3.68	1,021.83	3.41	0.67
Class R6	1,000.00	1,180.10	3.41	1,022.08	3.16	0.62

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                        Invesco Capital Appreciation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Capital Appreciation Fund’s (formerly, Invesco Oppenheimer Capital Appreciation Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

    The Board’s Evaluation Process

    The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the

Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods, and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that overweight and underweight exposures to, and stock selection in, certain sectors, as well as exposures to small and mid capitalization stocks, detracted from Fund performance. The Board further noted that the Fund underwent a portfolio management team change in June 2019, and that performance results prior to such date were those of

22                        Invesco Capital Appreciation Fund

the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23                        Invesco Capital Appreciation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$240,238,261
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                        Invesco Capital Appreciation Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                        Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	184	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3                         Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                         Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-5                         Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6                         Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                         Invesco Capital Appreciation Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-CAPA-AR-1

Annual Report to Shareholders	August 31, 2021

Invesco Core Plus Bond Fund

Nasdaq:

A: ACPSX ∎ C: CPCFX ∎ R: CPBRX ∎ Y: CPBYX ∎ R5: CPIIX ∎ R6: CPBFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

31	Financial Statements

34	Financial Highlights

35	Notes to Financial Statements

45	Report of Independent Registered Public Accounting Firm

46	Fund Expenses

47	Approval of Investment Advisory and Sub-Advisory Contracts

49	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

The Fund, at NAV, generated positive returns for the fiscal year, and outperformed its broad market/style-specific benchmark. Overweight exposure to investment-grade was the most notable contributor to the Fund’s relative performance. Outperformance driven by tightening credit spreads and stronger technicals due in part to increased overseas demand for the asset class stemming from lower foreign currency hedging costs. Specifically within securitized: Non-Agency RMBS, Conduit CMBS, Credit Card ABS and Equipment ABS were the primary contributors to additive performance. Security selection in the financial institutions and technology, media, and telecom sectors also contributed to the Fund’s relative performance during the fiscal year. Security selection within the consumer non-cyclical and utilities sectors detracted slightly from performance.

For the fiscal year ended August 31, 2021, Class A shares of Invesco Core Plus Bond Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg U.S. Aggregate Bond Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/20 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance
Class A Shares	3.18%

Class C Shares	2.32

Class R Shares	2.83

Class Y Shares	3.43

Class R5 Shares	3.35

Class R6 Shares	3.51

Bloomberg U.S. Aggregate Bond Index▼ (Broad Market/Style-Specific Index)	-0.08

Lipper Core Plus Bond Funds Index∎ (Peer Group Index)	2.52

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Fixed-income markets posted positive gains in the third quarter primarily due to the US Federal Reserve’s (the Fed) continued accommodative pledge to keep interest rates low through 2023, extending central bank support of many fixed-income asset classes. Additionally, the Fed announced a revised framework for interest rate policy by changing the way its inflation targets operate, aiming for lower volatility within interest rates. Corporate credit spreads rallied early in the quarter, however, US markets wobbled late in the quarter amid a resurgence in European COVID-19 cases, as well as questions over refreshed fiscal stimulus measures. Uncertainty regarding the 2020 US presidential election and concerns of smooth transitions of power dampened markets towards the end of the quarter. The unemployment rate fell to 7.9%,1 its lowest since the beginning of the COVID-19 pandemic.

US corporate markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Corporate issuance of investment-grade credit slowed in the quarter, concluding a year of record issuance. US interest rate moves subtly affected fixed-income valuations during the quarter. The two-year Treasury yield fell from 0.14% to 0.13%, while the 10-year yield saw an increase of 25bps, rising from 0.68% to 0.93% (a basis point is one one-hundredth of a percentage point).2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, steepened modestly during the quarter. Cyclical sectors like energy and financials led the way during the fourth quarter, while real estate and consumer staples lagged.

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,2 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.77% to end the quarter at 2.41%. Importantly, short-term rates, which are closely tied to the Fed’s policy, were quite steady. Two-year US Treasury yields moved up just 0.04% to 0.16%.2

Fixed-income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021.3 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter and economically sensitive areas such as the consumer discretionary and technology sectors began to recover. With inconsistent global COVID-19 vaccine rollout and the threat of COVID-19 variants on the rise, investors are cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2021.

Overweight exposure to and security selection in commercial mortgage-backed securities, particularly conduit and single borrower issues, contributed to the Fund’s outperformance relative to its broad market/style-specific benchmark during the fiscal year. The Fund’s out-of-index exposure to US dollar-denominated emerging market (EM) corporate debt during the fiscal year also contributed to the Fund’s relative performance. The Fund’s out-of-index exposure, such as exposure to high-yield bonds, provided subtle gains despite concerns over global growth. Helping to support returns in high-yield sector and US dollar-denominated EM corporate debt were very accommodative central bank policies.

The Fund’s allocation to cash holdings slightly contributed to relative Fund performance during the fiscal year as a result of rising Treasury rates.

The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced (TBA) market for agency mortgage-backed securities (MBS). Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad

2                         Invesco Core Plus Bond Fund

market/style-specific benchmark during the fiscal year detracted slightly from relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this was effective in managing the currency positioning within the Fund.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Core Plus Bond Fund and for sharing our long-term investment horizon.

1 Source: US Bureau of Labor Statistics

2 Source: US Department of the Treasury

3 Source: US Bureau of Economic Analysis

Portfolio manager(s):

Matthew Brill

Chuck Burge

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                         Invesco Core Plus Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/11

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                         Invesco Core Plus Bond Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges
Class A Shares

Inception (6/3/09)	4.62%

10 Years	3.97

5 Years	3.31

1 Year	-1.25

Class C Shares

Inception (6/3/09)	4.46%

10 Years	3.80

5 Years	3.42

1 Year	1.34

Class R Shares

Inception (6/3/09)	4.72%

10 Years	4.15

5 Years	3.93

1 Year	2.83

Class Y Shares

Inception (6/3/09)	5.25%

10 Years	4.69

5 Years	4.47

1 Year	3.43

Class R5 Shares

Inception (6/3/09)	5.24%

10 Years	4.68

5 Years	4.46

1 Year	3.35

Class R6 Shares

10 Years	4.71%

5 Years	4.52

1 Year	3.51

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                         Invesco Core Plus Bond Fund

Supplemental Information

Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Lipper Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program

Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                         Invesco Core Plus Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets
U.S. Dollar Denominated Bonds & Notes	48.96%
Asset-Backed Securities	19.54
U.S. Government Sponsored Agency Mortgage-Backed Securities	12.47
U.S. Treasury Securities	10.34
Preferred Stocks	2.30
Variable Rate Senior Loan Interests	1.53
Security Types Each Less Than 1% of Portfolio	1.72
Money Market Funds Plus Other Assets Less Liabilities	3.14

Top Five Debt Issuers*

% of total net assets
1. Uniform Mortgage-Backed Securities	8.97%
2. U.S. Treasury Notes	7.43
3. U.S. Treasury	2.28
4. Goldman Sachs Group, Inc. (The)	1.31
5. Federal National Mortgage Association	1.30

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2021.

7                         Invesco Core Plus Bond Fund

Schedule of Investments(a)

August 31, 2021

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–48.96%
Advertising–0.25%
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	$5,567,000	$6,666,026

Lamar Media Corp., 3.75%, 02/15/2028(b)	6,069,000	6,243,241

3.63%, 01/15/2031(c)	2,169,000	2,166,712

		15,075,979

Aerospace & Defense–0.46%
Boeing Co. (The), 2.75%, 02/01/2026(b)	5,179,000	5,415,611

2.20%, 02/04/2026	7,998,000	8,030,839

5.15%, 05/01/2030	9,140,000	10,823,558

Embraer Netherlands Finance B.V. (Brazil), 6.95%, 01/17/2028(c)	220,000	251,094
Teledyne Technologies, Inc., 2.75%, 04/01/2031	2,682,000	2,799,317

		27,320,419

Agricultural Products–0.27%
Bunge Ltd. Finance Corp., 2.75%, 05/14/2031	15,849,000	16,290,728

Airlines–0.92%
Aeropuerto Internacional de Tocumen S.A. (Panama), 4.00%, 08/11/2041(b)(c)	2,827,000	2,883,780

5.13%, 08/11/2061(b)(c)	3,918,000	4,156,508

American Airlines Pass-Through Trust, Series 2017-1, Class B, 4.95%, 02/15/2025	424,200	418,927

British Airways Pass-Through Trust (United Kingdom), Series 2019-1, Class A, 3.35%, 06/15/2029(c)	2,744,264	2,759,857

Series 2021-1, Class A, 2.90%, 03/15/2035(c)	4,339,000	4,404,344

Delta Air Lines Pass-Through Trust, Series 2019-1, Class A, 3.40%, 04/25/2024	1,422,000	1,465,492

Delta Air Lines, Inc., 7.38%, 01/15/2026(b)	800,000	942,364

Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(c)	5,981,719	6,418,096

4.75%, 10/20/2028(c)	11,044,691	12,322,713

United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/2027	9,193,132	10,274,829

Series 2018-1, Class AA, 3.50%, 03/01/2030	4,522,439	4,730,090

United Airlines, Inc., 4.38%, 04/15/2026(c)	1,561,000	1,622,472

4.63%, 04/15/2029(c)	2,490,000	2,586,550

		54,986,022

	Principal Amount	Value

Application Software–0.38%
salesforce.com, inc., 2.90%, 07/15/2051	$13,715,000	$14,115,522

3.05%, 07/15/2061	8,012,000	8,358,759

		22,474,281

Asset Management & Custody Banks–0.61%
Apollo Management Holdings L.P., 2.65%, 06/05/2030(b)(c)	573,000	586,748

Ares Capital Corp., 2.88%, 06/15/2028	9,238,000	9,426,552

CI Financial Corp. (Canada), 3.20%, 12/17/2030	6,664,000	6,931,002

Franklin Resources, Inc., 2.95%, 08/12/2051	15,061,000	15,185,883

Owl Rock Capital Corp., 2.63%, 01/15/2027	4,176,000	4,218,303

		36,348,488

Auto Parts & Equipment–0.40%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 4.75%, 04/01/2028(c)	11,552,000	11,933,101

5.38%, 03/01/2029(b)(c)	4,389,000	4,613,936

Iochpe-Maxion Austria GmbH/Maxion Wheels de Mexico S de R.L. de C.V. (Brazil), 5.00%, 05/07/2028(c)	200,000	204,045

Nemak S.A.B. de C.V. (Mexico), 3.63%, 06/28/2031(c)	7,165,000	7,210,426

		23,961,508

Automobile Manufacturers–0.93%
Ford Motor Co., 4.35%, 12/08/2026	900,000	970,736

Ford Motor Credit Co. LLC, 3.81%, 10/12/2021	8,681,000	8,695,931

5.60%, 01/07/2022	6,197,000	6,285,927

3.09%, 01/09/2023	5,130,000	5,232,600

3.38%, 11/13/2025	3,797,000	3,934,641

2.70%, 08/10/2026	5,142,000	5,198,305

4.00%, 11/13/2030	586,000	618,983

Hyundai Capital America, 5.75%, 04/06/2023(c)	5,495,000	5,927,526

4.30%, 02/01/2024(c)	2,578,000	2,781,331

5.88%, 04/07/2025(c)	2,735,000	3,153,145

2.00%, 06/15/2028(c)	9,827,000	9,791,127

Volkswagen Group of America Finance LLC (Germany), 1.63%, 11/24/2027(c)	3,046,000	3,042,675

		55,632,927

Automotive Retail–0.01%
Advance Auto Parts, Inc., 3.90%, 04/15/2030	490,000	546,232

Biotechnology–0.36%
AbbVie, Inc., 2.30%, 11/21/2022	9,117,000	9,326,839

2.60%, 11/21/2024	10,662,000	11,237,632

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Biotechnology–(continued)
Amgen, Inc., 2.00%, 01/15/2032	$1,000,000	$983,697

		21,548,168

Brewers–0.09%
Anadolu Efes Biracilik ve Malt Sanayii A.S. (Turkey), 3.38%, 06/29/2028(c)	5,209,000	5,377,772

Building Products–0.29%
Carrier Global Corp., 2.72%, 02/15/2030(b)	377,000	395,693

Masco Corp., 1.50%, 02/15/2028	4,300,000	4,243,685

2.00%, 02/15/2031	2,842,000	2,813,913

3.13%, 02/15/2051	2,727,000	2,748,430

North Queensland Export Terminal Pty. Ltd. (Australia), 4.45%, 12/15/2022(c)	3,407,000	3,272,225

Standard Industries, Inc., 3.38%, 01/15/2031(c)	4,122,000	3,978,369

		17,452,315

Cable & Satellite–1.24%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 02/01/2031(c)	2,426,000	2,492,800

4.50%, 06/01/2033(b)(c)	4,426,000	4,593,236

Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	260,000	294,348

3.50%, 06/01/2041	6,075,000	6,154,042

3.90%, 06/01/2052	7,367,000	7,625,014

3.85%, 04/01/2061	7,231,000	7,216,926

4.40%, 12/01/2061	3,317,000	3,644,818

Comcast Corp., 1.95%, 01/15/2031	1,200,000	1,191,420

2.80%, 01/15/2051	244,000	237,314

2.89%, 11/01/2051(c)	3,377,000	3,365,632

Cox Communications, Inc., 3.35%, 09/15/2026(c)	585,000	637,223

1.80%, 10/01/2030(c)	162,000	156,735

2.60%, 06/15/2031(c)	5,755,000	5,897,045

2.95%, 10/01/2050(c)	2,630,000	2,497,393

3.60%, 06/15/2051(c)	14,748,000	15,637,916

DISH DBS Corp., 5.88%, 11/15/2024	290,000	312,113

Sirius XM Radio, Inc., 3.13%, 09/01/2026(c)	1,175,000	1,198,735

3.88%, 09/01/2031(c)	11,058,000	11,028,088

VTR Comunicaciones S.p.A. (Chile), 4.38%, 04/15/2029(c)	200,000	202,110

		74,382,908

Casinos & Gaming–0.18%
DraftKings, Inc., Conv., 0.00%, 03/15/2028(c)(d)	6,690,000	6,442,113

Gohl Capital Ltd. (Malaysia), 4.25%, 01/24/2027(c)	200,000	212,487

	Principal Amount	Value

Casinos & Gaming–(continued)
International Game Technology PLC, 4.13%, 04/15/2026(c)	$3,698,000	$3,845,180

		10,499,780

Commodity Chemicals–0.08%
Alpek S.A.B. de C.V. (Mexico), 3.25%, 02/25/2031(c)	200,000	205,270

Axalta Coating Systems LLC, 3.38%, 02/15/2029(b)(c)	4,766,000	4,677,090

		4,882,360

Computer & Electronics Retail–0.26%
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	2,468,000	2,949,282

8.35%, 07/15/2046	4,047,000	6,652,972

Leidos, Inc., 2.30%, 02/15/2031	6,307,000	6,225,451

		15,827,705

Construction & Engineering–0.01%
Bioceanico Sovereign Certificate Ltd. (Paraguay), 0.00%, 06/05/2034(c)(d)	145,751	109,864

Mexico City Airport Trust (Mexico), 3.88%, 04/30/2028(c)	400,000	422,244

Rutas 2 and 7 Finance Ltd. (Paraguay), 0.00%, 09/30/2036(c)(d)	240,000	175,856

		707,964

Consumer Finance–0.30%
Ally Financial, Inc., Series C, 4.70%(e)(f)	9,048,000	9,443,850

Discover Bank, 3.45%, 07/27/2026(b)	335,000	365,852

OneMain Finance Corp., 3.88%, 09/15/2028	7,109,000	7,146,855

Synchrony Financial, 4.50%, 07/23/2025	670,000	745,841

		17,702,398

Copper–0.18%
Freeport-McMoRan, Inc., 5.00%, 09/01/2027	7,193,000	7,579,624

4.38%, 08/01/2028	2,523,000	2,677,534

5.40%, 11/14/2034	385,000	483,290

		10,740,448

Data Processing & Outsourced Services–0.60%
Clarivate Science Holdings Corp., 3.88%, 07/01/2028(c)	7,355,000	7,494,524

4.88%, 07/01/2029(c)	1,940,000	2,003,477

Fidelity National Information Services, Inc., 2.25%, 03/01/2031(b)	1,175,000	1,186,734

3.10%, 03/01/2041	2,575,000	2,684,649

PayPal Holdings, Inc., 2.65%, 10/01/2026(b)	3,391,000	3,646,759

2.85%, 10/01/2029	2,349,000	2,534,889

Square, Inc., 2.75%, 06/01/2026(c)	3,584,000	3,692,308

3.50%, 06/01/2031(b)(c)	7,200,000	7,497,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Data Processing & Outsourced Services–(continued)
StoneCo Ltd. (Brazil), 3.95%, 06/16/2028(c)	$5,203,000	$5,027,009

		35,768,033

Department Stores–0.05%
Falabella S.A. (Chile), 3.75%, 10/30/2027(c)	200,000	214,559

Macy’s Retail Holdings LLC, 5.88%, 04/01/2029(b)(c)	2,322,000	2,539,920

		2,754,479

Distillers & Vintners–0.02%
Constellation Brands, Inc., 4.65%, 11/15/2028	700,000	825,234

2.88%, 05/01/2030	92,000	96,939

		922,173

Diversified Banks–5.80%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(c)	20,285,000	22,272,321

African Export-Import Bank (The) (Supranational), 2.63%, 05/17/2026(c)	3,237,000	3,322,680

3.80%, 05/17/2031(c)	4,227,000	4,419,227

Australia & New Zealand Banking Group Ltd. (Australia), 2.57%, 11/25/2035(c)(e)	3,609,000	3,554,623

6.75%(c)(e)(f)	3,000,000	3,521,025

Banco de Bogota S.A. (Colombia), 4.38%, 08/03/2027(c)	400,000	418,388

Banco GNB Sudameris S.A. (Colombia), 7.50%, 04/16/2031(c)(e)	200,000	205,457

Banco Nacional de Panama (Panama), 2.50%, 08/11/2030(c)	215,000	206,669

Banco Santander S.A. (Spain), 2.75%, 12/03/2030(b)	4,000,000	4,024,453

Bank of America Corp., 2.69%, 04/22/2032(e)	11,518,000	11,978,443

2.30%, 07/21/2032(b)(e)	6,455,000	6,497,310

2.68%, 06/19/2041(e)	15,709,000	15,491,647

2.97%, 07/21/2052(e)	10,479,000	10,600,246

Barclays PLC (United Kingdom), 4.84%, 05/09/2028	600,000	680,548

BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(c)	1,149,000	1,246,378

BNP Paribas S.A. (France), 4.38%, 03/01/2033(c)(e)	600,000	666,704

BPCE S.A. (France), 2.28%, 01/20/2032(c)(e)	4,674,000	4,614,591

Citigroup, Inc., 5.50%, 09/13/2025	2,767,000	3,217,050

3.11%, 04/08/2026(b)(e)	4,363,000	4,667,501

4.45%, 09/29/2027	4,505,000	5,162,751

4.41%, 03/31/2031(e)	3,666,000	4,299,418

2.57%, 06/03/2031(e)	651,000	672,603

2.56%, 05/01/2032(e)	7,484,000	7,701,738

3.88%(e)(f)	16,084,000	16,586,625

Series A, 5.95%(e)(f)	2,795,000	2,944,183

Citizens Bank N.A., 2.25%, 04/28/2025	3,064,000	3,207,607

	Principal Amount	Value

Diversified Banks–(continued)
Commonwealth Bank of Australia (Australia), 2.69%, 03/11/2031(b)(c)	$5,126,000	$5,185,328

3.31%, 03/11/2041(c)	3,278,000	3,402,016

Credit Agricole S.A. (France), 7.88%(b)(c)(e)(f)	4,411,000	4,967,055

Credit Bank of Moscow Via CBOM Finance PLC (Russia), 7.50%, 10/05/2027(c)(e)	400,000	415,012

Development Bank of Kazakhstan JSC (Kazakhstan), 4.13%, 12/10/2022(c)	300,000	312,504

DIB Sukuk Ltd. (United Arab Emirates), 3.66%, 02/14/2022(c)	200,000	202,812

Export-Import Bank of India (India), 3.38%, 08/05/2026(c)	200,000	214,207

Federation des Caisses Desjardins du Quebec (Canada), 2.05%, 02/10/2025(c)	5,298,000	5,488,589

Global Bank Corp. (Panama), 4.50%, 10/20/2021(c)	7,642,000	7,679,175

HSBC Holdings PLC (United Kingdom), 1.65%, 04/18/2026(e)	2,373,000	2,403,260

4.38%, 11/23/2026	570,000	641,480

2.01%, 09/22/2028(e)	740,000	747,317

2.21%, 08/17/2029(e)	11,494,000	11,597,527

2.36%, 08/18/2031(e)	288,000	289,454

2.80%, 05/24/2032(e)	3,704,000	3,826,872

4.60%(e)(f)	4,536,000	4,655,070

Industrial Senior Trust (Guatemala), 5.50%, 11/01/2022(c)	500,000	516,903

ING Groep N.V. (Netherlands), 6.88%(c)(e)(f)	3,988,000	4,121,219

JPMorgan Chase & Co., 1.03% (3 mo. USD LIBOR + 0.89%), 07/23/2024(g)	10,175,000	10,317,526

2.08%, 04/22/2026(e)	5,703,000	5,891,353

3.63%, 12/01/2027	2,395,000	2,636,928

3.78%, 02/01/2028(e)	650,000	723,075

2.96%, 05/13/2031(e)	300,000	317,888

2.58%, 04/22/2032(e)	7,908,000	8,164,370

3.11%, 04/22/2041(e)	3,547,000	3,740,864

Series W, 1.12% (3 mo. USD LIBOR + 1.00%), 05/15/2047(g)	7,971,000	6,918,830

Lloyds Banking Group PLC (United Kingdom), 4.65%, 03/24/2026	500,000	567,350

Mizuho Financial Group, Inc. (Japan), 2.20%, 07/10/2031(e)	7,548,000	7,555,461

2.17%, 05/22/2032(e)	8,947,000	8,923,058

Multibank, Inc. (Panama), 4.38%, 11/09/2022(c)	200,000	204,502

National Australia Bank Ltd. (Australia), 2.33%, 08/21/2030(c)	632,000	619,582

2.99%, 05/21/2031(c)	4,443,000	4,568,288

Nordea Bank Abp (Finland), 3.75%(c)(e)(f)	2,608,000	2,603,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)
Shinhan Financial Group Co. Ltd. (South Korea), 3.34%, 02/05/2030(c)(e)	$200,000	$209,604

Standard Chartered PLC (United Kingdom), 2.68%, 06/29/2032(c)(e)	8,647,000	8,781,037

3.27%, 02/18/2036(c)(e)	6,539,000	6,576,705

4.30%(c)(e)(f)	11,496,000	11,481,055

7.75%(c)(e)(f)	10,362,000	11,247,847

Sumitomo Mitsui Financial Group, Inc. (Japan), 1.47%, 07/08/2025	3,248,000	3,296,278

3.04%, 07/16/2029	5,249,000	5,649,080

2.14%, 09/23/2030	9,489,000	9,317,758

TC Ziraat Bankasi A.S. (Turkey), 5.38%, 03/02/2026(c)	400,000	399,502

U.S. Bancorp, 1.38%, 07/22/2030	3,528,000	3,418,849

UniCredit S.p.A. (Italy), 1.98%, 06/03/2027(c)(e)	6,636,000	6,644,991

3.13%, 06/03/2032(c)(e)	5,305,000	5,411,133

Wells Fargo & Co., 3.07%, 04/30/2041(e)	2,393,000	2,510,848

5.38%, 11/02/2043	3,510,000	4,737,512

Series BB, 3.90%(e)(f)	4,581,000	4,765,408

Westpac Banking Corp. (Australia), 2.67%, 11/15/2035(e)	225,000	223,357

		347,269,331

Diversified Capital Markets–0.98%
Credit Suisse Group AG (Switzerland), 3.75%, 03/26/2025	725,000	786,685

4.19%, 04/01/2031(c)(e)	3,201,000	3,629,859

3.09%, 05/14/2032(c)(e)	2,830,000	2,953,149

4.50%(b)(c)(e)(f)	11,267,000	11,196,581

5.10%(c)(e)(f)	4,989,000	5,145,655

5.25%(c)(e)(f)	10,127,000	10,638,413

7.13%(c)(e)(f)	8,632,000	8,931,962

7.50%(c)(e)(f)	7,857,000	8,489,489

7.50%(c)(e)(f)	305,000	336,653

UBS Group AG (Switzerland), 4.38%(b)(c)(e)(f)	6,281,000	6,445,876

		58,554,322

Diversified Chemicals–0.01%
Braskem Netherlands Finance B.V. (Brazil), 4.50%, 01/31/2030(c)	200,000	214,520

5.88%, 01/31/2050(c)	200,000	231,500

SABIC Capital II B.V. (Saudi Arabia), 4.00%, 10/10/2023(c)	200,000	213,750

4.50%, 10/10/2028(c)	200,000	231,799

		891,569

Diversified Metals & Mining–0.21%
Corp. Nacional del Cobre de Chile (Chile), 3.15%, 01/14/2030(c)	200,000	211,405

3.15%, 01/15/2051(c)	4,625,000	4,519,880

FMG Resources August 2006 Pty. Ltd. (Australia), 4.38%, 04/01/2031(b)(c)	6,997,000	7,549,903

	Principal Amount	Value

Diversified Metals & Mining–(continued)
Minera Mexico S.A. de C.V. (Mexico), 4.50%, 01/26/2050(c)	$200,000	$228,319

MMC Norilsk Nickel OJSC via MMC Finance DAC (Russia), 6.63%, 10/14/2022(c)	295,000	313,671

Volcan Cia Minera S.A.A. (Peru), 4.38%, 02/11/2026(c)	53,000	51,680

		12,874,858

Diversified REITs–0.43%
Trust Fibra Uno (Mexico), 5.25%, 01/30/2026(c)	8,353,000	9,369,560

4.87%, 01/15/2030(b)(c)	8,347,000	9,193,010

6.39%, 01/15/2050(c)	5,965,000	7,257,168

		25,819,738

Diversified Support Services–0.08%
TransJamaican Highway Ltd. (Jamaica), 5.75%, 10/10/2036(c)	4,710,898	4,719,213

Drug Retail–0.14%
CK Hutchison International 21 Ltd. (United Kingdom), 1.50%, 04/15/2026(c)	7,845,000	7,923,874

2.50%, 04/15/2031(c)	611,000	629,317

		8,553,191

Electric Utilities–0.68%
Centrais Eletricas Brasileiras S.A. (Brazil), 3.63%, 02/04/2025(c)	200,000	205,250

CLP Power Hong Kong Financing Ltd. (Hong Kong), 3.13%, 05/06/2025(c)	200,000	213,878

Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(c)	7,773,000	8,035,339

Duke Energy Progress LLC, 2.50%, 08/15/2050(b)	5,855,000	5,507,054

Electricite de France S.A. (France), 4.88%, 09/21/2038(c)	550,000	692,547

Empresa de Transmision Electrica S.A. (Panama), 5.13%, 05/02/2049(c)	200,000	229,757

Enel Finance International N.V. (Italy), 2.88%, 07/12/2041(c)	8,020,000	7,872,731

Eskom Holdings SOC Ltd. (South Africa), 6.35%, 08/10/2028(c)	222,000	246,195

Eversource Energy, Series R, 1.65%, 08/15/2030	213,000	205,940

Israel Electric Corp. Ltd. (The) (Israel), 4.25%, 08/14/2028(c)	200,000	224,622

Kallpa Generacion S.A. (Peru), 4.13%, 08/16/2027(c)	200,000	204,008

Korea East-West Power Co. Ltd. (South Korea), 3.88%, 07/19/2023(c)	200,000	212,762

Korea Hydro & Nuclear Power Co. Ltd. (South Korea), 3.00%, 09/19/2022(c)	200,000	205,491

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Electric Utilities–(continued)
PacifiCorp, 2.90%, 06/15/2052	$7,717,000	$7,718,207

PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara (Indonesia), 5.45%, 05/21/2028(c)	200,000	235,257

3.38%, 02/05/2030(c)	200,000	209,478

Southern Co. (The), Series 21-A, 3.75%, 09/15/2051(e)	4,287,000	4,394,604

Series B, 5.50%, 03/15/2057(e)	335,000	340,519

State Grid Overseas Investment BVI Ltd. (China), 3.50%, 05/04/2027(c)	200,000	221,168

Trinidad Generation Unlimited (Trinidad), 5.25%, 11/04/2027(c)	400,000	410,620

Vistra Operations Co. LLC, 4.38%, 05/01/2029(c)	3,300,000	3,353,625

		40,939,052

Electrical Components & Equipment–0.05%
AES Andres B.V. (Dominican Republic), 5.70%, 05/04/2028(c)	2,612,000	2,693,664

Rockwell Automation, Inc., 1.75%, 08/15/2031	105,000	104,212

		2,797,876

Electronic Components–0.41%
Corning, Inc., 5.45%, 11/15/2079	17,330,000	24,649,379

Electronic Equipment & Instruments–0.24%
Vontier Corp., 1.80%, 04/01/2026(c)	3,143,000	3,150,417

2.40%, 04/01/2028(c)	6,142,000	6,155,451

2.95%, 04/01/2031(c)	4,890,000	4,944,964

		14,250,832

Electronic Manufacturing Services–0.09%
Jabil, Inc., 3.95%, 01/12/2028	280,000	311,126

3.00%, 01/15/2031	4,805,000	4,953,223

		5,264,349

Environmental & Facilities Services–0.12%
GFL Environmental, Inc. (Canada), 3.50%, 09/01/2028(c)	7,185,000	7,178,893

Fertilizers & Agricultural Chemicals–0.07%
Nutrien Ltd. (Canada), 2.95%, 05/13/2030	292,000	311,723

OCP S.A. (Morocco), 5.13%, 06/23/2051(c)	3,990,000	4,041,403

		4,353,126

Financial Exchanges & Data–0.52%
Intercontinental Exchange, Inc., 1.85%, 09/15/2032	414,000	399,883

Moody’s Corp., 2.00%, 08/19/2031	7,756,000	7,706,516

2.75%, 08/19/2041	8,550,000	8,491,333

	Principal Amount	Value

Financial Exchanges & Data–(continued)
MSCI, Inc., 3.88%, 02/15/2031(c)	$4,527,000	$4,838,231

3.63%, 11/01/2031(c)	4,558,000	4,845,633

3.25%, 08/15/2033(c)	1,842,000	1,902,602

S&P Global, Inc., 1.25%, 08/15/2030(b)	3,120,000	2,972,722

		31,156,920

Food Distributors–0.15%
American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/2029(c)	9,132,000	9,086,523

Food Retail–0.32%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 3.50%, 02/15/2023(c)	1,080,000	1,112,605

Alimentation Couche-Tard, Inc. (Canada), 3.44%, 05/13/2041(b)(c)	9,407,000	9,904,001

3.63%, 05/13/2051(c)	7,843,000	8,384,220

		19,400,826

Forest Products–0.01%
Celulosa Arauco y Constitucion S.A. (Chile), 5.15%, 01/29/2050(c)	400,000	466,518

Gas Utilities–0.01%
Infraestructura Energetica Nova S.A.B. de C.V. (Mexico), 4.88%, 01/14/2048(c)	400,000	419,770

Health Care Distributors–0.17%
McKesson Corp., 1.30%, 08/15/2026(b)	6,641,000	6,633,204

Owens & Minor, Inc., 4.50%, 03/31/2029(b)(c)	3,251,000	3,328,130

		9,961,334

Health Care Equipment–0.01%
Becton, Dickinson and Co., 2.82%, 05/20/2030	438,000	464,153

Teleflex, Inc., 4.63%, 11/15/2027	385,000	403,769

		867,922

Health Care REITs–0.28%
Diversified Healthcare Trust, 4.38%, 03/01/2031	4,018,000	3,947,786

Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	514,000	530,657

3.25%, 04/15/2033	8,252,000	8,334,757

Physicians Realty L.P., 4.30%, 03/15/2027	325,000	371,075

Welltower, Inc., 3.10%, 01/15/2030	3,202,000	3,420,408

		16,604,683

Health Care Services–0.19%
CVS Health Corp., 1.30%, 08/21/2027	3,129,000	3,104,120

2.70%, 08/21/2040	2,412,000	2,371,583

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Health Care Services–(continued)
Fresenius Medical Care US Finance III, Inc. (Germany), 1.88%, 12/01/2026(b)(c)	$5,957,000	$6,016,409

		11,492,112

Home Improvement Retail–0.15%
Lowe’s Cos., Inc., 3.65%, 04/05/2029	675,000	758,303

2.63%, 04/01/2031	6,325,000	6,600,980

3.50%, 04/01/2051	1,533,000	1,671,885

		9,031,168

Homebuilding–0.41%
M.D.C. Holdings, Inc., 3.85%, 01/15/2030	6,673,000	7,215,882

3.97%, 08/06/2061	13,902,000	13,719,953

Mattamy Group Corp. (Canada), 4.63%, 03/01/2030(c)	3,276,000	3,362,405

		24,298,240

Hotel & Resort REITs–0.04%
Host Hotels & Resorts L.P., Series F, 4.50%, 02/01/2026	620,000	684,786

Service Properties Trust, 4.95%, 02/15/2027(b)	1,836,000	1,838,883

		2,523,669

Hotels, Resorts & Cruise Lines–0.22%
Carnival Corp., 5.75%, 03/01/2027(c)	655,000	670,500
Expedia Group, Inc., 4.63%, 08/01/2027	3,726,000	4,216,467

2.95%, 03/15/2031	3,656,000	3,723,219

Hilton Domestic Operating Co., Inc., 3.63%, 02/15/2032(b)(c)	4,669,000	4,640,496

		13,250,682

Independent Power Producers & Energy Traders–0.49%
AES Corp. (The), 1.38%, 01/15/2026	3,559,000	3,541,186

2.45%, 01/15/2031	2,039,000	2,060,079

AES Panama Generation Holdings S.R.L. (Panama), 4.38%, 05/31/2030(c)	200,000	208,150

Calpine Corp., 3.75%, 03/01/2031(c)	9,306,000	9,139,237

Colbun S.A. (Chile), 3.95%, 10/11/2027(c)	200,000	219,309

Emirates SembCorp Water & Power Co. PJSC (United Arab Emirates), 4.45%, 08/01/2035(c)	200,000	231,539

EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Spain), 5.38%, 12/30/2030(c)	350,000	348,019

5.38%, 12/30/2030(c)	13,469,000	13,392,765

		29,140,284

Industrial Conglomerates–0.11%
CITIC Ltd. (China), 3.13%, 02/28/2022(c)	200,000	201,938

	Principal Amount	Value

Industrial Conglomerates–(continued)
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	$5,215,000	$6,337,915

		6,539,853

Industrial Machinery–0.13%
HTA Group Ltd. (Tanzania), 7.00%, 12/18/2025(c)	200,000	212,136

IDEX Corp., 2.63%, 06/15/2031	7,292,000	7,521,226

		7,733,362

Industrial REITs–0.10%
Cibanco S.A. Ibm/PLA Administradora Industrial S de RL de C.V. (Mexico), 4.96%, 07/18/2029(c)	200,000	220,772

Lexington Realty Trust, 2.38%, 10/01/2031	5,658,000	5,614,978

		5,835,750

Insurance Brokers–0.08%
Arthur J. Gallagher & Co., 3.50%, 05/20/2051	4,407,000	4,783,188

Integrated Oil & Gas–0.95%
BP Capital Markets America, Inc., 3.06%, 06/17/2041	10,725,000	11,040,382

2.94%, 06/04/2051	7,313,000	7,178,947

Gazprom PJSC Via Gaz Capital S.A. (Russia), 5.15%, 02/11/2026(c)	350,000	394,065

Gray Oak Pipeline LLC, 2.60%, 10/15/2025(c)	4,147,000	4,273,269

Petrobras Global Finance B.V. (Brazil), 5.50%, 06/10/2051	3,889,000	3,890,789

Petroleos del Peru S.A. (Peru), 4.75%, 06/19/2032(c)	375,000	392,353

Petroleos Mexicanos (Mexico), 6.88%, 08/04/2026(b)	300,000	328,032

5.95%, 01/28/2031(b)	400,000	392,760

6.63%, 06/15/2038	390,000	362,834

Qatar Petroleum (Qatar), 2.25%, 07/12/2031(c)	5,180,000	5,230,800

3.13%, 07/12/2041(c)	4,948,000	5,104,604

3.30%, 07/12/2051(c)	8,160,000	8,446,008

SA Global Sukuk Ltd. (Saudi Arabia), 1.60%, 06/17/2026(c)	4,059,000	4,070,950

2.69%, 06/17/2031(c)	5,218,000	5,347,500

Saudi Arabian Oil Co. (Saudi Arabia), 3.50%, 04/16/2029(c)	200,000	218,126

		56,671,419

Integrated Telecommunication Services–1.44%
AT&T, Inc., 2.55%, 12/01/2033(c)	700,000	704,131

3.10%, 02/01/2043	5,840,000	5,793,118

3.50%, 09/15/2053(c)	8,561,000	8,811,141

3.55%, 09/15/2055(c)	17,831,000	18,282,230

3.50%, 02/01/2061	3,744,000	3,726,676

NBN Co. Ltd. (Australia), 2.63%, 05/05/2031(c)	11,499,000	11,864,873

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Integrated Telecommunication Services–(continued)
Telecom Argentina S.A. (Argentina), 8.00%, 07/18/2026(c)	$100,000	$97,125

Verizon Communications, Inc., 0.85%, 11/20/2025	5,644,000	5,604,703

1.75%, 01/20/2031	4,538,000	4,399,203

2.55%, 03/21/2031	3,709,000	3,834,179

2.65%, 11/20/2040	3,127,000	3,036,283

3.40%, 03/22/2041	3,658,000	3,925,784

2.88%, 11/20/2050(b)	4,102,000	3,955,742

3.55%, 03/22/2051	2,004,000	2,181,470

3.00%, 11/20/2060	4,888,000	4,712,679

3.70%, 03/22/2061	4,869,000	5,365,428

		86,294,765

Interactive Home Entertainment–0.36%
Electronic Arts, Inc., 1.85%, 02/15/2031	7,637,000	7,502,749

2.95%, 02/15/2051	7,089,000	7,053,534

WMG Acquisition Corp., 3.00%, 02/15/2031(b)(c)	6,890,000	6,796,193

		21,352,476

Interactive Media & Services–0.51%
Alphabet, Inc., 2.25%, 08/15/2060	5,058,000	4,604,882

Baidu, Inc. (China), 3.08%, 04/07/2025(b)	2,680,000	2,840,465

1.72%, 04/09/2026	2,995,000	3,035,462

Cable Onda S.A. (Panama), 4.50%, 01/30/2030(c)	200,000	212,550

Match Group Holdings II LLC, 4.63%, 06/01/2028(c)	2,911,000	3,043,305

5.63%, 02/15/2029(c)	6,419,000	6,940,544

Tencent Holdings Ltd. (China), 1.81%, 01/26/2026(b)(c)	3,471,000	3,515,277

Twitter, Inc., 3.88%, 12/15/2027(b)(c)	5,754,000	6,219,642

Weibo Corp. (China), 3.38%, 07/08/2030	200,000	204,988

		30,617,115

Internet & Direct Marketing Retail–0.91%
Amazon.com, Inc., 2.10%, 05/12/2031	11,732,000	12,039,361

2.88%, 05/12/2041	14,082,000	14,782,384

3.10%, 05/12/2051	11,325,000	12,214,297

3.25%, 05/12/2061	6,615,000	7,231,077

Meituan (China), 2.13%, 10/28/2025(b)(c)	7,837,000	7,657,192

3.05%, 10/28/2030(c)	200,000	189,609

QVC, Inc., 4.45%, 02/15/2025	380,000	407,047

5.45%, 08/15/2034	180,000	192,600

		54,713,567

Internet Services & Infrastructure–0.66%
Twilio, Inc., 3.63%, 03/15/2029(b)	6,740,000	6,965,453

3.88%, 03/15/2031	7,073,000	7,401,081

VeriSign, Inc., 2.70%, 06/15/2031(b)	5,234,000	5,390,785

	Principal Amount	Value

Internet Services & Infrastructure–(continued)
ZoomInfo Technologies LLC/ ZoomInfo Finance Corp., 3.88%, 02/01/2029(c)	$19,889,000	$20,068,001

		39,825,320

Investment Banking & Brokerage–2.46%
Brookfield Finance I (UK) PLC (Canada), 2.34%, 01/30/2032	9,023,000	9,028,824

Brookfield Finance, Inc. (Canada), 2.72%, 04/15/2031	5,851,000	6,090,157

3.50%, 03/30/2051	7,543,000	7,983,894

Charles Schwab Corp. (The), 1.95%, 12/01/2031	11,286,000	11,303,052

Series G, 5.38%(e)(f)	578,000	643,776

Goldman Sachs Group, Inc. (The), 0.63% (SOFR + 0.58%), 03/08/2024(g)	12,144,000	12,182,007

3.50%, 04/01/2025	3,793,000	4,108,624

3.75%, 05/22/2025	585,000	637,693

3.27%, 09/29/2025(e)	3,554,000	3,806,096

0.84% (SOFR + 0.79%), 12/09/2026(g)	11,817,000	11,838,567

1.09%, 12/09/2026(e)	4,948,000	4,911,776

0.86% (SOFR + 0.81%), 03/09/2027(g)	17,210,000	17,222,803

1.99%, 01/27/2032(e)	4,956,000	4,860,392

2.62%, 04/22/2032(e)	3,400,000	3,510,716

2.38%, 07/21/2032(e)	6,461,000	6,534,752

3.21%, 04/22/2042(e)	2,966,000	3,137,724

2.91%, 07/21/2042(e)	5,127,000	5,184,140

Series T, 3.80%(b)(e)(f)	378,000	386,694

Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	335,000	380,086

MDGH - GMTN B.V. (United Arab Emirates), 2.88%, 11/07/2029(c)	200,000	212,248

Morgan Stanley, 2.19%, 04/28/2026(e)	2,898,000	3,012,740

4.35%, 09/08/2026	850,000	966,303

3.62%, 04/01/2031(e)	3,640,000	4,081,177

2.24%, 07/21/2032(e)	10,651,000	10,683,823

3.22%, 04/22/2042(e)	2,031,000	2,179,285

2.80%, 01/25/2052(e)	3,000,000	2,993,468

Nomura Holdings, Inc. (Japan), 2.61%, 07/14/2031	5,054,000	5,109,633

Raymond James Financial, Inc., 3.75%, 04/01/2051	3,629,000	4,115,072

		147,105,522

Life & Health Insurance–1.79%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	8,014,000	9,161,177

Athene Global Funding, 1.20%, 10/13/2023(c)	7,082,000	7,176,191

2.50%, 01/14/2025(c)	3,634,000	3,805,047

1.45%, 01/08/2026(b)(c)	3,505,000	3,534,164

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Life & Health Insurance–(continued)
Athene Holding Ltd., 4.13%, 01/12/2028(b)	$850,000	$955,558

6.15%, 04/03/2030	4,036,000	5,151,625

3.95%, 05/25/2051	1,468,000	1,661,480

Belrose Funding Trust, 2.33%, 08/15/2030(b)(c)	3,218,000	3,215,236

Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026(c)	31,380,000	32,151,007

MAG Mutual Insurance Co., 4.75%, 04/30/2041	27,101,000	27,101,000

MetLife, Inc., Series D, 5.88%(e)(f)	200,000	234,139

Pacific LifeCorp, 3.35%, 09/15/2050(c)	4,429,000	4,826,989

Penn Mutual Life Insurance Co. (The), 3.80%, 04/29/2061(c)	2,152,000	2,308,386

Prudential Financial, Inc., 5.63%, 06/15/2043(e)	3,157,000	3,372,590

Western & Southern Life Insurance Co. (The), 3.75%, 04/28/2061(c)	1,996,000	2,233,860

		106,888,449

Life Sciences Tools & Services–0.05%
Auna S.A.A. (Peru), 6.50%, 11/20/2025(c)	200,000	209,740

Illumina, Inc., 2.55%, 03/23/2031	2,575,000	2,642,998

		2,852,738

Managed Health Care–0.50%
Centene Corp., 2.50%, 03/01/2031	14,188,000	14,169,130

Kaiser Foundation Hospitals, Series 2021, 2.81%, 06/01/2041	7,405,000	7,655,285

3.00%, 06/01/2051	7,725,000	8,113,147

		29,937,562

Marine Ports & Services–0.00%
DP World Ltd. (United Arab Emirates), 6.85%, 07/02/2037(c)	200,000	271,458

Metal & Glass Containers–0.05%
Silgan Holdings, Inc., 1.40%, 04/01/2026(c)	2,942,000	2,900,474

Movies & Entertainment–0.15%
Tencent Music Entertainment Group (China), 1.38%, 09/03/2025	3,670,000	3,636,388

2.00%, 09/03/2030	5,065,000	4,873,783

Walt Disney Co. (The), 6.55%, 03/15/2033	180,000	258,372

		8,768,543

Multi-line Insurance–0.19%
American Financial Group, Inc., 3.50%, 08/15/2026	590,000	645,417

	Principal Amount	Value

Multi-line Insurance–(continued)
Fairfax Financial Holdings Ltd. (Canada), 4.85%, 04/17/2028	$2,612,000	$3,009,162

4.63%, 04/29/2030	4,480,000	5,142,369

3.38%, 03/03/2031(c)	2,428,000	2,564,863

		11,361,811

Multi-Utilities–0.19%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates), 4.88%, 04/23/2030(c)	200,000	241,132

Dominion Energy, Inc., Series C, 3.38%, 04/01/2030(b)	3,078,000	3,378,444

2.25%, 08/15/2031	787,000	795,366

WEC Energy Group, Inc., 1.38%, 10/15/2027	4,084,000	4,040,129

1.80%, 10/15/2030	3,064,000	2,986,169

		11,441,240

Office REITs–0.30%
Alexandria Real Estate Equities, Inc., 1.88%, 02/01/2033	667,000	640,909

Highwoods Realty L.P., 2.60%, 02/01/2031	206,000	210,503

Hudson Pacific Properties L.P., 3.95%, 11/01/2027	335,000	370,263

Office Properties Income Trust, 4.50%, 02/01/2025	7,244,000	7,835,366

2.65%, 06/15/2026	1,494,000	1,525,499

2.40%, 02/01/2027	7,397,000	7,402,761

		17,985,301

Oil & Gas Exploration & Production–1.07%
Canadian Natural Resources Ltd. (Canada), 2.05%, 07/15/2025	5,984,000	6,159,010

CNOOC Curtis Funding No. 1 Pty. Ltd. (China), 4.50%, 10/03/2023(c)	200,000	214,511

CNOOC Finance (2015) U.S.A. LLC (China), 3.50%, 05/05/2025	400,000	431,644

ConocoPhillips, 2.40%, 02/15/2031(c)	160,000	164,819

Dolphin Energy Ltd. LLC (United Arab Emirates), 5.50%, 12/15/2021(c)	600,000	608,749

EQT Corp., 3.13%, 05/15/2026(c)	1,363,000	1,402,186

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates), 2.16%, 03/31/2034(c)	8,180,000	8,160,859

2.94%, 09/30/2040(c)	12,111,000	12,335,395

Gazprom PJSC via Gaz Finance PLC (Russia), 2.95%, 01/27/2029(c)	16,610,000	16,375,649

Gran Tierra Energy, Inc. (Colombia), 7.75%, 05/23/2027(c)	400,000	348,638

Kosmos Energy Ltd. (Ghana), 7.13%, 04/04/2026(c)	350,000	334,266

Lundin Energy Finance B.V. (Netherlands), 2.00%, 07/15/2026(c)	5,256,000	5,299,426

3.10%, 07/15/2031(c)	5,256,000	5,337,757

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)
Murphy Oil Corp., 6.38%, 07/15/2028(b)	$5,572,000	$5,871,495

PT Pertamina (Persero) (Indonesia), 4.30%, 05/20/2023(c)	200,000	211,500

3.10%, 08/27/2030(c)	200,000	209,296

Sinopec Group Overseas Development (2018) Ltd. (China), 2.50%, 08/08/2024(c)	200,000	208,528

2.95%, 08/08/2029(c)	200,000	212,149

Tengizchevroil Finance Co. International Ltd. (Kazakhstan), 4.00%, 08/15/2026(c)	200,000	217,265

Trinidad Petroleum Holdings Ltd. (Trinidad), 9.75%, 06/15/2026(c)	100,000	112,275

		64,215,417

Oil & Gas Refining & Marketing–0.54%
Empresa Nacional del Petroleo (Chile), 5.25%, 11/06/2029(c)	233,000	262,145

Parkland Corp. (Canada), 5.88%, 07/15/2027(c)	3,545,000	3,781,629

4.50%, 10/01/2029(c)	4,640,000	4,762,844

Petronas Capital Ltd. (Malaysia), 2.48%, 01/28/2032(c)	8,112,000	8,270,401

3.40%, 04/28/2061(c)	14,301,000	15,094,114

Puma International Financing S.A. (Singapore), 5.00%, 01/24/2026(c)	200,000	200,427

		32,371,560

Oil & Gas Storage & Transportation–0.63%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), 3.65%, 11/02/2029(c)	200,000	224,256

Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/2039(c)	7,370,000	7,381,069

Energy Transfer L.P., 4.75%, 01/15/2026	815,000	914,180

EQM Midstream Partners L.P., 4.00%, 08/01/2024	840,000	859,950

Kinder Morgan, Inc., 7.75%, 01/15/2032	3,895,000	5,640,464

MPLX L.P., 1.75%, 03/01/2026	4,325,000	4,381,651

4.00%, 03/15/2028	560,000	626,345

NGPL PipeCo LLC, 7.77%, 12/15/2037(c)	2,968,000	4,284,710

Northern Natural Gas Co., 3.40%, 10/16/2051(c)	3,927,000	4,120,543

ONEOK, Inc., 6.35%, 01/15/2031(b)	6,182,000	7,971,045

Western Midstream Operating L.P., 2.23% (3 mo. USD LIBOR + 2.10%), 01/13/2023(g)	905,000	902,922

Williams Cos., Inc. (The), 3.50%, 11/15/2030(b)	500,000	549,490

		37,856,625

	Principal Amount	Value

Other Diversified Financial Services–1.49%
Arab Petroleum Investments Corp. (Supranational), 4.13%, 09/18/2023(c)	$200,000	$214,028

Aragvi Finance International DAC (Moldova), 8.45%, 04/29/2026(c)	3,151,000	3,286,052

Avolon Holdings Funding Ltd. (Ireland), 2.13%, 02/21/2026(c)	4,565,000	4,557,309

4.25%, 04/15/2026(c)	2,696,000	2,924,881

2.75%, 02/21/2028(b)(c)	5,633,000	5,654,898

Banco BTG Pactual S.A. (Brazil), 7.75%, 02/15/2029(c)(e)	300,000	325,080

Blackstone Holdings Finance Co. LLC, 1.60%, 03/30/2031(b)(c)	7,016,000	6,775,324

2.80%, 09/30/2050(c)	2,874,000	2,817,725

Blackstone Secured Lending Fund, 2.75%, 09/16/2026(b)	12,463,000	12,841,665

2.13%, 02/15/2027(b)(c)	9,628,000	9,521,047

Blue Owl Finance LLC, 3.13%, 06/10/2031(c)	8,331,000	8,379,153

Georgia Capital JSC (Georgia), 6.13%, 03/09/2024(c)	226,000	231,989

Huarong Finance II Co. Ltd. (China), 2.88%(c)(e)(f)	200,000	201,250

KKR Group Finance Co. VIII LLC, 3.50%, 08/25/2050(c)	2,754,000	2,970,691

LSEGA Financing PLC (United Kingdom), 1.38%, 04/06/2026(c)	4,836,000	4,858,054

2.00%, 04/06/2028(c)	4,461,000	4,542,175

2.50%, 04/06/2031(c)	2,712,000	2,797,863

3.20%, 04/06/2041(c)	3,729,000	3,950,093

Mexarrend S.A.P.I. de C.V. (Mexico), 10.25%, 07/24/2024(c)	400,000	388,526

Pershing Square Holdings Ltd. (Guernsey), 3.25%, 11/15/2030(c)	11,300,000	11,630,796

Peru Enhanced Pass-Through Finance Ltd. (Peru), Class A-2, 0.00%, 06/02/2025(c)(d)	142,244	136,360

SPARC EM SPC Panama Metro Line 2 S.P. (Panama), 0.00%, 12/05/2022(c)(d)	201,638	198,060

		89,203,019

Packaged Foods & Meats–0.51%
JBS Finance Luxembourg S.a.r.l., 3.63%, 01/15/2032(c)	5,992,000	6,210,498

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/2031(c)	49,000	51,756

Kraft Heinz Foods Co. (The), 4.38%, 06/01/2046	400,000	464,615

Minerva Luxembourg S.A. (Brazil), 4.38%, 03/18/2031(c)	23,970,000	23,578,570

NBM US Holdings, Inc. (Brazil), 7.00%, 05/14/2026(c)	250,000	266,338

Ulker Biskuvi Sanayi A.S. (Turkey), 6.95%, 10/30/2025(c)	200,000	216,123

		30,787,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Paper Packaging–0.32%
Berry Global, Inc., 0.95%, 02/15/2024(c)	$4,026,000	$4,043,724

1.65%, 01/15/2027(c)	7,931,000	7,910,023

Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(c)	6,257,000	6,601,135

International Paper Co., 5.00%, 09/15/2035	400,000	506,633

		19,061,515

Paper Products–0.08%
Suzano Austria GmbH (Brazil), 3.13%, 01/15/2032	4,779,000	4,799,311

7.00%, 03/16/2047(c)	205,000	276,961

		5,076,272

Personal Products–0.00%
Oriflame Investment Holding PLC (Switzerland), 5.13%, 05/04/2026(c)	200,000	205,580

Pharmaceuticals–0.34%
Bayer US Finance II LLC (Germany), 3.88%, 12/15/2023(c)	3,558,000	3,796,275

Mayo Clinic, Series 2021, 3.20%, 11/15/2061	5,797,000	6,450,984

Organon & Co./Organon Foreign Debt Co-Issuer B.V., 4.13%, 04/30/2028(c)	2,727,000	2,816,855

Royalty Pharma PLC, 2.20%, 09/02/2030	196,000	194,480

2.15%, 09/02/2031	3,506,000	3,423,123

3.35%, 09/02/2051	3,500,000	3,403,736

		20,085,453

Precious Metals & Minerals–0.00%
ALROSA Finance S.A. (Russia), 4.65%, 04/09/2024(c)	200,000	216,055

Property & Casualty Insurance–0.41%
Assured Guaranty US Holdings, Inc., 3.60%, 09/15/2051	3,747,000	3,880,164

Fidelity National Financial, Inc., 2.45%, 03/15/2031	4,615,000	4,627,382

First American Financial Corp., 2.40%, 08/15/2031	7,039,000	6,957,515

W.R. Berkley Corp., 4.00%, 05/12/2050	2,589,000	3,036,675

3.55%, 03/30/2052	5,282,000	5,777,434

		24,279,170

Railroads–0.01%
Autoridad del Canal de Panama (Panama), 4.95%, 07/29/2035(c)	300,000	373,186

Real Estate Development–0.34%
Arabian Centres Sukuk II Ltd. (Saudi Arabia), 5.63%, 10/07/2026(c)	11,268,000	11,697,029

Essential Properties L.P., 2.95%, 07/15/2031	5,206,000	5,252,673

	Principal Amount	Value

Real Estate Development–(continued)
Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	$3,121,000	$3,224,961

		20,174,663

Regional Banks–0.94%
Banco Internacional del Peru SAA Interbank (Peru), 3.38%, 01/18/2023(c)	150,000	153,000

Citizens Financial Group, Inc., Series G, 4.00%(e)(f)	7,644,000	7,844,655

Fifth Third Bancorp, 2.55%, 05/05/2027	2,456,000	2,607,741

Huntington Bancshares, Inc., 2.49%, 08/15/2036(c)(e)	5,871,000	5,885,953

KeyCorp, 2.25%, 04/06/2027	5,080,000	5,298,186

M&T Bank Corp., 3.50%(b)(e)(f)	6,843,000	6,986,703

SVB Financial Group, 2.10%, 05/15/2028(b)	4,181,000	4,274,500

1.80%, 02/02/2031	7,135,000	6,913,449

Series C, 4.00%(b)(e)(f)	15,650,000	16,256,438

		56,220,625

Reinsurance–0.60%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	4,343,000	4,381,750

Global Atlantic Fin Co., 4.40%, 10/15/2029(c)	10,563,000	11,719,081

3.13%, 06/15/2031(c)	4,748,000	4,837,505

4.70%, 10/15/2051(c)(e)	14,465,000	14,836,160

		35,774,496

Renewable Electricity–0.01%
Consorcio Transmantaro S.A. (Peru), 4.70%, 04/16/2034(c)	500,000	562,150

Empresa Electrica Cochrane S.p.A. (Chile), 5.50%, 05/14/2027(c)	170,360	171,232

		733,382

Residential REITs–0.39%
American Homes 4 Rent L.P., 2.38%, 07/15/2031	1,756,000	1,765,294

3.38%, 07/15/2051	1,728,000	1,784,357

Mid-America Apartments L.P., 2.88%, 09/15/2051	1,872,000	1,843,041

Spirit Realty L.P., 2.10%, 03/15/2028	2,661,000	2,675,417

3.40%, 01/15/2030	5,542,000	5,952,368

2.70%, 02/15/2032	3,462,000	3,489,172

UDR, Inc., 3.00%, 08/15/2031	2,877,000	3,057,203

VEREIT Operating Partnership L.P., 2.20%, 06/15/2028	2,584,000	2,647,257

		23,214,109

Restaurants–0.16%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(c)	9,636,000	9,594,854

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Retail REITs–0.80%
Agree L.P., 2.00%, 06/15/2028	$3,167,000	$3,178,569

2.60%, 06/15/2033	5,069,000	5,135,158

Brixmor Operating Partnership L.P., 4.05%, 07/01/2030	3,465,000	3,925,910

2.50%, 08/16/2031	4,537,000	4,565,256

Kimco Realty Corp., 1.90%, 03/01/2028	5,368,000	5,415,332

2.70%, 10/01/2030	2,674,000	2,772,187

National Retail Properties, Inc., 3.50%, 04/15/2051	5,282,000	5,631,749

Realty Income Corp., 3.25%, 01/15/2031	3,524,000	3,894,933

Retail Properties of America, Inc., 4.75%, 09/15/2030	3,519,000	3,944,728

Simon Property Group L.P., 1.38%, 01/15/2027	9,298,000	9,276,551

		47,740,373

Semiconductor Equipment–0.02%
Lam Research Corp., 3.75%, 03/15/2026	120,000	134,179

4.00%, 03/15/2029	500,000	579,692

NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 3.40%, 05/01/2030(c)	601,000	659,842

		1,373,713

Semiconductors–1.21%
Broadcom, Inc., 5.00%, 04/15/2030	6,216,000	7,369,246

2.45%, 02/15/2031(c)	4,563,000	4,526,176

4.30%, 11/15/2032	5,319,000	6,093,042

3.42%, 04/15/2033(c)	10,120,000	10,748,918

3.47%, 04/15/2034(c)	15,989,000	16,945,359

Marvell Technology, Inc., 2.95%, 04/15/2031(c)	10,615,000	11,064,763

Micron Technology, Inc., 4.98%, 02/06/2026	2,423,000	2,789,551

4.19%, 02/15/2027	7,580,000	8,629,565

Skyworks Solutions, Inc., 1.80%, 06/01/2026(b)	1,368,000	1,390,706

3.00%, 06/01/2031(b)	3,051,000	3,175,434

		72,732,760

Soft Drinks–0.06%
Coca-Cola Europacific Partners PLC (United Kingdom), 1.50%, 01/15/2027(c)	3,354,000	3,353,156

Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 1.85%, 09/01/2032	475,000	460,584

		3,813,740

Sovereign Debt–2.19%
Bahamas Government International Bond (Bahamas), 6.00%, 11/21/2028(c)	427,000	420,066

Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027(c)	200,000	224,630

	Principal Amount	Value

Sovereign Debt–(continued)
Brazilian Government International Bond (Brazil), 3.75%, 09/12/2031	$13,512,000	$13,329,588

4.75%, 01/14/2050	10,706,000	10,157,425

Colombia Government International Bond (Colombia), 3.25%, 04/22/2032	200,000	195,672

Dominican Republic International Bond (Dominican Republic), 4.88%, 09/23/2032(c)	150,000	157,876

5.30%, 01/21/2041(c)	5,470,000	5,593,130

6.40%, 06/05/2049(c)	250,000	274,627

5.88%, 01/30/2060(c)	150,000	153,001

Ecuador Social Bond S.a.r.l. (Ecuador), 0.00%, 01/30/2035(c)(d)	163,597	133,127

Egypt Government International Bond (Egypt), 6.20%, 03/01/2024(c)	200,000	215,178

5.25%, 10/06/2025(b)(c)	17,626,000	18,597,193

3.88%, 02/16/2026(c)	8,651,000	8,499,071

5.88%, 02/16/2031(b)(c)	6,444,000	6,382,260

7.50%, 02/16/2061(c)	8,797,000	8,371,313

Ghana Government International Bond (Ghana), 6.38%, 02/11/2027(c)	200,000	196,267

7.75%, 04/07/2029(c)	7,836,000	7,934,976

7.88%, 02/11/2035(c)	200,000	192,911

Guatemala Government Bond (Guatemala), 4.90%, 06/01/2030(c)	200,000	224,414

6.13%, 06/01/2050(c)	400,000	481,404

Indonesia Government International Bond (Indonesia), 4.75%, 02/11/2029	200,000	236,837

Jamaica Government International Bond (Jamaica), 7.88%, 07/28/2045	200,000	285,002

KSA Sukuk Ltd. (Saudi Arabia), 3.63%, 04/20/2027(c)	200,000	221,145

Mexico Government International Bond (Mexico), 4.50%, 04/22/2029	200,000	229,203

Morocco Government International Bond (Morocco), 2.38%, 12/15/2027(c)	5,184,000	5,132,004

4.00%, 12/15/2050(c)	3,800,000	3,544,826

Oman Government International Bond (Oman), 4.88%, 02/01/2025(c)	2,325,000	2,441,959

6.00%, 08/01/2029(c)	200,000	214,443

6.25%, 01/25/2031(c)	3,290,000	3,596,259

7.00%, 01/25/2051(c)	2,860,000	2,990,922

Panama Government International Bond (Panama), 3.16%, 01/23/2030	200,000	212,456

Perusahaan Penerbit SBSN Indonesia III (Indonesia), 3.55%, 06/09/2051(c)	7,104,000	7,297,513

Peruvian Government International Bond (Peru), 2.78%, 01/23/2031	229,000	234,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Sovereign Debt–(continued)
Qatar Government International Bond (Qatar), 4.50%, 04/23/2028(c)	$200,000	$236,500

4.00%, 03/14/2029(c)	329,000	379,643

Republic of Kenya Government International Bond (Kenya), 8.00%, 05/22/2032(c)	200,000	229,207

Republic of South Africa Government International Bond (South Africa), 4.85%, 09/30/2029	300,000	317,978

5.75%, 09/30/2049	200,000	201,770

Russian Foreign Bond (Russia), 5.25%, 06/23/2047(c)	200,000	259,344

Saudi Government International Bond (Saudi Arabia), 4.38%, 04/16/2029(c)	415,000	483,357

Trinidad & Tobago Government International Bond (Trinidad), 4.50%, 06/26/2030(c)	200,000	214,052

Turkey Government International Bond (Turkey), 5.60%, 11/14/2024	9,968,000	10,362,195

4.75%, 01/26/2026	9,770,000	9,765,926

		130,821,187

Specialized Finance–0.13%
Cliffton Ltd. (India), 6.25%, 10/25/2025(c)	400,000	396,520

Mitsubishi HC Capital, Inc. (Japan), 3.64%, 04/13/2025(b)(c)	6,962,000	7,535,468

		7,931,988

Specialized REITs–0.73%
American Tower Corp., 2.70%, 04/15/2031(b)	10,484,000	10,883,762

3.10%, 06/15/2050(b)	5,526,000	5,495,994

Crown Castle International Corp., 3.80%, 02/15/2028	205,000	228,230

2.50%, 07/15/2031	10,454,000	10,615,936

Equinix, Inc., 3.20%, 11/18/2029(b)	850,000	915,214

Extra Space Storage L.P., 2.55%, 06/01/2031	4,192,000	4,262,594

SBA Communications Corp., 3.13%, 02/01/2029(c)	11,691,000	11,501,255

		43,902,985

Specialty Chemicals–0.57%
Braskem Idesa S.A.P.I. (Mexico), 7.45%, 11/15/2029(c)	7,775,000	8,249,392

7.45%, 11/15/2029(c)	400,000	424,406

Sasol Financing USA LLC (South Africa), 4.38%, 09/18/2026	9,881,000	10,217,695

6.50%, 09/27/2028	300,000	339,700

5.50%, 03/18/2031	14,272,000	15,110,908

		34,342,101

Steel–0.06%
Metinvest B.V. (Ukraine), 7.75%, 10/17/2029(c)	200,000	224,045

POSCO (South Korea), 4.00%, 08/01/2023(c)	228,000	241,830

	Principal Amount	Value

Steel–(continued)
Steel Dynamics, Inc., 3.25%, 01/15/2031	$104,000	$113,001

SunCoke Energy, Inc., 4.88%, 06/30/2029(c)	2,885,000	2,925,707

		3,504,583

Systems Software–0.39%
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	4,970,000	5,017,960

Oracle Corp., 3.60%, 04/01/2050	7,000,000	7,315,354

3.85%, 04/01/2060	5,219,000	5,621,369

VMware, Inc., 2.20%, 08/15/2031	5,332,000	5,301,220

		23,255,903

Technology Hardware, Storage & Peripherals–0.33%
Apple, Inc., 1.65%, 02/08/2031(b)	400,000	396,897

4.25%, 02/09/2047	255,000	322,734

2.65%, 05/11/2050	4,976,000	4,938,623

2.80%, 02/08/2061	14,356,000	14,372,131

		20,030,385

Thrifts & Mortgage Finance–0.01%
Nationwide Building Society (United Kingdom), 4.13%, 10/18/2032(c)(e)	335,000	369,815

Tobacco–0.50%
Altria Group, Inc., 2.45%, 02/04/2032	5,764,000	5,636,932

3.70%, 02/04/2051	11,266,000	10,962,045

4.00%, 02/04/2061	9,347,000	9,199,445

BAT Capital Corp. (United Kingdom), 2.26%, 03/25/2028	3,856,000	3,877,125

2.73%, 03/25/2031(b)	357,000	356,130

		30,031,677

Trading Companies & Distributors–0.21%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(c)(e)	11,156,000	12,113,631

Air Lease Corp., 3.63%, 12/01/2027	340,000	368,613

		12,482,244

Trucking–0.77%
Aviation Capital Group LLC, 4.13%, 08/01/2025(c)	2,621,000	2,842,502

SMBC Aviation Capital Finance DAC (Ireland), 4.13%, 07/15/2023(c)	3,724,000	3,947,981

Triton Container International Ltd. (Bermuda), 1.15%, 06/07/2024(c)	3,337,000	3,340,502

2.05%, 04/15/2026(c)	10,073,000	10,168,354

3.15%, 06/15/2031(b)(c)	12,714,000	13,004,247

Uber Technologies, Inc., 4.50%, 08/15/2029(c)	13,153,000	12,968,266

		46,271,852

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Wireless Telecommunication Services–2.04%
Axiata SPV2 Bhd. (Malaysia), 4.36%, 03/24/2026(c)	$200,000	$225,210

Bharti Airtel Ltd. (India), 4.38%, 06/10/2025(c)	200,000	217,183

3.25%, 06/03/2031(c)	200,000	202,750

Liquid Telecommunications Financing PLC (South Africa), 5.50%, 09/04/2026(c)	200,000	208,250

SixSigma Networks Mexico S.A. de C.V. (Mexico), 7.50%, 05/02/2025(c)	325,000	313,219

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025(c)	17,603,437	18,830,397

5.15%, 03/20/2028(c)	20,274,000	23,373,895

T-Mobile USA, Inc., 2.25%, 02/15/2026(c)	6,997,000	7,154,432

2.63%, 04/15/2026(b)	8,145,000	8,379,169

2.63%, 02/15/2029	4,319,000	4,378,386

3.40%, 10/15/2052(c)	13,276,000	13,494,324

VEON Holdings B.V. (Netherlands), 4.00%, 04/09/2025(c)	3,698,000	3,906,105

3.38%, 11/25/2027(c)	8,715,000	8,879,931

Vodafone Group PLC (United Kingdom), 3.25%, 06/04/2081(e)	4,764,000	4,847,370

4.13%, 06/04/2081(e)	6,924,000	7,035,234

5.13%, 06/04/2081(e)	7,937,000	8,214,081

Xiaomi Best Time International Ltd. (China), 2.88%, 07/14/2031(c)	8,110,000	8,171,083

4.10%, 07/14/2051(b)(c)	4,067,000	4,223,885

		122,054,904

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,831,708,611)		2,931,003,471

Asset-Backed Securities–19.54%
Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, 0.71%, 02/25/2035(h)	570,663	592,946

Series 2005-1, Class 4A1, 2.97%, 05/25/2035(h)	705,218	712,170

Angel Oak Mortgage Trust, Series 2019-3, Class A1, 2.93%, 05/25/2059(c)(h)	1,243,940	1,250,108

Series 2020-1, Class A1, 2.16%, 12/25/2059(c)(h)	2,864,116	2,882,983

Series 2020-3, Class A1, 1.69%, 04/25/2065(c)(h)	9,601,494	9,674,523

Series 2021-3, Class A1, 1.07%, 05/25/2066(c)(h)	5,509,513	5,524,476

Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.65%, 09/25/2048(c)(h)	1,946,991	1,960,225

Series 2019-2, Class A1, 3.63%, 03/25/2049(c)(h)	5,330,772	5,391,349

Angel Oak Mortgage Trust LLC, Series 2020-5, Class A1, 1.37%, 05/25/2065(c)(h)	6,666,316	6,704,608

Avery Point VI CLO Ltd., Series 2015-6A, Class AR2, 1.02% (3 mo. USD LIBOR + 0.90%), 08/05/2027(c)(g)	18,922,883	18,909,000

	Principal Amount	Value

Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 1.32% (3 mo. USD LIBOR + 1.18%), 07/25/2034(c)(g)	$21,505,000	$21,506,336

Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, 3.99%, 09/15/2048(h)	4,394,000	4,804,658

Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, 2.19%, 08/25/2033(h)	75,953	77,787

Series 2004-10, Class 21A1, 3.12%, 01/25/2035(h)	318,320	336,411

Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(g)	222,230	225,913

Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, 2.47%, 11/25/2034(h)	588,062	590,917

Benchmark Mortgage Trust, Series 2018-B3, Class C, 4.71%, 04/10/2051(h)	6,921,000	7,716,066

Series 2019-B14, Class A5, 3.05%, 12/15/2062	16,455,000	17,944,480

Series 2019-B14, Class C, 3.90%, 12/15/2062(h)	14,875,350	16,027,648

Series 2019-B15, Class B, 3.56%, 12/15/2072	12,220,000	13,352,094

BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(c)(h)	8,850,633	8,878,634

CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, 5.96%, 12/15/2047(c)(h)	5,000,000	5,011,956

CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.37%, 03/13/2035(c)	1,647,256	1,698,829

Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(c)(h)	7,922,908	8,093,998

Chase Mortgage Finance Corp., Series 2016-SH1, Class M3, 3.75%, 04/25/2045(c)(h)	1,713,570	1,733,834

Series 2016-SH2, Class M2, 3.75%, 12/25/2045(c)(h)	5,610,913	5,746,525

Series 2016-SH2, Class M3, 3.75%, 12/25/2045(c)(h)	2,783,020	2,808,617

CIFC Funding Ltd., Series 2014-5A, Class A1R2, 1.33% (3 mo. USD LIBOR + 1.20%), 10/17/2031(c)(g)	4,417,000	4,420,915

Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class B, 4.29%, 09/10/2045(c)	1,300,000	1,318,491

Series 2013-GC11, Class D, 4.56%, 04/10/2023(c)(h)	752,554	766,929

Series 2014-GC23, Class B, 4.18%, 07/10/2047(h)	2,816,000	3,013,203

Series 2015-GC27, Class A5, 3.14%, 02/10/2048	1,233,335	1,317,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A1, 2.72%, 07/25/2049(c)(h)	$4,887,250	$4,937,034

Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, 1.86%, 08/25/2034(h)	157,019	154,000

COLT Mortgage Loan Trust, Series 2020-1, Class A1, 2.49%, 02/25/2050(c)(h)	4,538,707	4,551,920

Series 2020-1, Class A2, 2.69%, 02/25/2050(c)(h)	2,362,735	2,369,573

Series 2020-1R, Class A1, 1.26%, 09/25/2065(c)(h)	3,695,243	3,707,672

Series 2020-2, Class A1, 1.85%, 03/25/2065(c)(h)	3,759,672	3,780,083

Commercial Mortgage Trust, Series 2013-SFS, Class A1, 1.87%, 04/12/2035(c)	160,246	161,002

Series 2015-CR25, Class B, 4.68%, 08/10/2048(h)	5,267,000	5,805,464

Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-13, Class A10, 6.00%, 08/25/2037	215,838	156,202

Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A1, 1.62%, 04/25/2065(c)(i)	7,180,585	7,202,387

Credit Suisse Mortgage Trust, Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(c)(h)	3,776,354	3,779,521

Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(c)(h)	4,803,623	4,815,171

CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	22,374,000	23,496,815

CSFB Mortgage-Backed Pass-Through Ctfs., Series 2004-AR5, Class 3A1, 2.77%, 06/25/2034(h)	707,102	737,549

DB Master Finance LLC, Series 2019-1A, Class A23, 4.35%, 05/20/2049(c)	10,005,800	11,020,792

Series 2019-1A, Class A2II, 4.02%, 05/20/2049(c)	10,569,300	11,143,473

Deephaven Residential Mortgage Trust, Series 2019-4A, Class A1, 2.79%, 10/25/2059(c)(h)	3,084,107	3,095,913

Deutsche Mortgage Securities, Inc. Re-REMIC Trust Ctfs., Series 2007-WM1, Class A1, 3.04%, 06/27/2037(c)(h)	4,533,305	4,572,426

Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.67%, 10/25/2049(c)	19,071,570	20,639,764

DT Auto Owner Trust, Series 2019-3A, Class C, 2.74%, 04/15/2025(c)	7,360,000	7,429,367

Series 2019-3A, Class D, 2.96%, 04/15/2025(c)	10,579,000	10,912,569

	Principal Amount	Value

Ellington Financial Mortgage Trust, Series 2019-2, Class A1, 2.74%, 11/25/2059(c)(h)	$6,606,326	$6,724,647

Series 2020-1, Class A1, 2.01%, 05/25/2065(c)(h)	1,954,016	1,971,089

Series 2021-1, Class A1, 0.80%, 02/25/2066(c)(h)	2,130,668	2,128,871

Extended Stay America Trust, Series 2021-ESH, Class B, 1.48% (1 mo. USD LIBOR + 1.38%), 07/15/2038(c)(g)	5,145,000	5,174,069

First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 2A1, 5.00%, 09/25/2035	43,552	44,214

Flagstar Mortgage Trust, Series 2021-8INV, Class A6, 2.50%, 09/25/2051(c)(h)	4,685,000	4,827,929

Galton Funding Mortgage Trust, Series 2019-H1, Class A1, 2.66%, 10/25/2059(c)(h)	1,478,620	1,501,686

GCAT Trust, Series 2019-NQM2, Class A1, 2.86%, 09/25/2059(c)(i)	5,955,983	5,989,374

Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(c)(h)	3,354,367	3,440,254

Series 2020-NQM2, Class A1, 1.56%, 04/25/2065(c)(i)	3,159,814	3,176,763

GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 3.05%, 04/19/2036(h)	453,962	399,210

GoldenTree Loan Management US CLO 1 Ltd., Series 2021-9A, Class A, 1.20% (3 mo. USD LIBOR + 1.07%), 01/20/2033(c)(g)	5,015,000	5,019,702

GoldenTree Loan Management US CLO 2 Ltd., Series 2017-2A, Class A, 1.28% (3 mo. USD LIBOR + 1.15%), 11/28/2030(c)(g)	16,228,000	16,244,468

Golub Capital Partners CLO 35(B) Ltd., Series 2017-35A, Class AR, 1.32% (3 mo. USD LIBOR + 1.19%), 07/20/2029(c)(g)	20,000,000	20,031,878

GS Mortgage Securities Trust, Series 2013-G1, Class A1, 2.06%, 04/10/2031(c)	244,368	245,890

Series 2013-GC14, Class B, 4.90%, 08/10/2046(c)(h)	4,973,000	5,277,772

Series 2020-GC45, Class A5, 2.91%, 02/13/2053	8,325,000	9,003,838

Series 2020-GC47, Class A5, 2.38%, 05/12/2053	8,750,000	9,098,728

GS Mortgage-Backed Securities Trust, Series 2021-INV, Class A6, 2.50%, 12/25/2051(c)(h)	11,331,000	11,667,576

GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A2, 2.75%, 09/25/2035(h)	144,612	144,656

HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1C, 0.99% (1 mo. USD LIBOR + 0.90%), 06/20/2035(g)	17,433	17,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Hertz Vehicle Financing III L.P., Series 2021-2A, Class A, 1.68%, 12/27/2027(c)	$3,927,000	$3,977,061

Series 2021-2A, Class B, 2.12%, 12/27/2027(c)	2,100,000	2,138,401

Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21%, 12/26/2025(c)	2,917,000	2,937,551

Series 2021-1A, Class B, 1.56%, 12/26/2025(c)	1,289,000	1,301,242

Home Partners of America Trust, Series 2018-1, Class A, 0.99% (1 mo. USD LIBOR + 0.90%), 07/17/2037(c)(g)	3,585,098	3,598,082

Series 2018-1, Class B, 1.19% (1 mo. USD LIBOR + 1.10%), 07/17/2037(c)(g)	7,990,000	8,006,442

Series 2018-1, Class C, 1.34% (1 mo. USD LIBOR + 1.25%), 07/17/2037(c)(g)	3,610,000	3,617,841

ICG US CLO Ltd., Series 2016-1A, Class A1RR, 1.38% (3 mo. USD LIBOR + 1.25%), 04/29/2034(c)(g)	11,399,000	11,414,161

InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, 1.05% (1 mo. USD LIBOR + 0.95%), 01/15/2033(c)(g)	15,995,000	16,041,795

Series 2018-STAY, Class B, 1.40% (1 mo. USD LIBOR + 1.30%), 01/15/2033(c)(g)	8,640,000	8,669,426

Invitation Homes Trust, Series 2017-SFR2, Class A, 0.94% (1 mo. USD LIBOR + 0.85%), 12/17/2036(c)(g)	1,839,322	1,843,496

Series 2017-SFR2, Class B, 1.24% (1 mo. USD LIBOR + 1.15%), 12/17/2036(c)(g)	1,080,027	1,082,609

Series 2017-SFR2, Class C, 1.54% (1 mo. USD LIBOR + 1.45%), 12/17/2036(c)(g)	2,074,886	2,080,197

Series 2018-SFR1, Class A, 0.79% (1 mo. USD LIBOR + 0.70%), 03/17/2037(c)(g)	27,392,730	27,455,813

Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(c)	8,974,500	9,739,140

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class B, 3.81%, 12/15/2047(c)(h)	5,000,000	5,124,797

JP Morgan Mortgage Trust, Series 2005-A3, Class 1A1, 1.91%, 06/25/2035(h)	270,069	286,575

Series 2005-A3, Class 6A5, 2.69%, 06/25/2035(h)	306,609	315,606

Series 2005-A5, Class 1A2, 2.36%, 08/25/2035(h)	173,303	179,973

Series 2007-A4, Class 3A1, 2.70%, 06/25/2037(h)	495,278	410,896

Series 20153, Class B2, 3.59%, 05/25/2045(c)(h)	6,116,271	6,238,350

	Principal Amount	Value

JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C, 5.05%, 01/15/2047(h)	$12,750,000	$13,547,692

Series 2015-C31, Class A3, 3.80%, 08/15/2048	1,064,445	1,162,339

Series 2016-C1, Class B, 4.90%, 03/15/2049(h)	5,083,000	5,669,891

JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7, Class A5, 2.18%, 05/13/2053	6,200,000	6,348,219

Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.50%, 02/25/2036	136,793	130,175

Life Mortgage Trust, Series 2021-BMR, Class A, 0.80% (1 mo. USD LIBOR + 0.70%), 03/15/2038(c)(g)	6,795,000	6,809,642

Series 2021-BMR, Class B, 0.98% (1 mo. USD LIBOR + 0.88%), 03/15/2038(c)(g)	11,025,000	11,051,156

Series 2021-BMR, Class C, 1.20% (1 mo. USD LIBOR + 1.10%), 03/15/2038(c)(g)	4,625,000	4,636,748

MAD Mortgage Trust, Series 2017-330M, Class A, 3.29%, 08/15/2034(c)(h)	11,633,000	11,959,622

Mello Mortgage Capital Acceptance Trust, Series 2021-INV2, Class A4, 2.50%, 08/25/2051(c)(h)	8,671,000	8,908,436

Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 2.25%, 11/25/2035(h)	590,464	597,987

Series 2005-A5, Class A9, 2.99%, 06/25/2035(h)	573,005	586,167

MHP Commercial Mortgage Trust, Series 2021-STOR, Class A, 0.80% (1 mo. USD LIBOR + 0.70%), 07/15/2038(c)(g)	5,810,000	5,819,433

Series 2021-STOR, Class B, 1.00% (1 mo. USD LIBOR + 0.90%), 07/15/2038(c)(g)	4,355,000	4,364,377

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class B, 4.68%, 10/15/2048(h)	15,769,000	17,448,526

Morgan Stanley Capital I Trust, Series 2014-150E, Class C, 4.44%, 09/09/2032(c)(h)	3,350,000	3,497,551

Series 2017-CLS, Class A, 0.80% (1 mo. USD LIBOR + 0.70%), 11/15/2034(c)(g)	18,372,000	18,384,702

Series 2017-CLS, Class B, 0.95% (1 mo. USD LIBOR + 0.85%), 11/15/2034(c)(g)	9,024,000	9,030,735

Series 2017-CLS, Class C, 1.10% (1 mo. USD LIBOR + 1.00%), 11/15/2034(c)(g)	6,124,000	6,130,151

Series 2019-L2, Class A4, 4.07%, 03/15/2052	17,430,000	20,034,283

Series 2019-L3, Class AS, 3.49%, 11/15/2052	10,950,000	12,064,156

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Motel Trust, Series 2021-MTL6, Class A, 1.00% (1 mo. USD LIBOR + 0.90%), 09/15/2038(c)(g)	$3,675,000	$3,688,199

Series 2021-MTL6, Class B, 1.30% (1 mo. USD LIBOR + 1.20%), 09/15/2038(c)(g)	1,475,000	1,480,529

MVW LLC, Series 2019-2A, Class A, 2.22%, 10/20/2038(c)	6,916,655	7,054,907

MVW Owner Trust, Series 2019- 1A, Class A, 2.89%, 11/20/2036(c)	5,184,045	5,368,610

Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class E, 3.92%, 11/15/2032(c)(h)	6,250,000	6,278,636

Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017- 24A, Class AR, 1.15% (3 mo. USD LIBOR + 1.02%), 04/19/2030(c)(g)	10,478,000	10,498,527

New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(c)(h)	4,022,340	4,056,897

Series 2020-NQM1, Series A1, 2.46%, 01/26/2060(c)(h)	6,685,456	6,752,860

Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(c)(h)	10,627,000	10,930,795

OCP CLO Ltd. (Cayman Islands), Series 2014-7A, Class A1RR, 1.25% (3 mo. USD LIBOR + 1.12%), 07/20/2029(c)(g)	17,619,000	17,627,790

Series 2017-13A, Class A1A, 1.39% (3 mo. USD LIBOR + 1.26%), 07/15/2030(c)(g)	9,611,000	9,616,045

Series 2017-13A, Class A1AR, 1.00% (3 mo. USD LIBOR + 0.96%), 07/15/2030(c)(g)	9,611,000	9,615,805

Series 2020-8RA, Class A1, 1.35% (3 mo. USD LIBOR + 1.22%), 01/17/2032(c)(g)	17,937,000	17,954,937

Octagon Investment Partners 31 LLC, Series 2017-1A, Class AR, 1.18% (3 mo. USD LIBOR + 1.05%), 07/20/2030(c)(g)	16,000,000	16,015,004

Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 1.35% (3 mo. USD LIBOR + 1.22%), 01/15/2033(c)(g)	16,476,000	16,492,853

OHA Loan Funding Ltd., Series 2016-1A, Class AR, 1.39% (3 mo. USD LIBOR + 1.26%), 01/20/2033(c)(g)	10,543,683	10,566,282

One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/2054(c)	21,801,000	22,853,927

Onslow Bay Financial LLC, Series 2019-EXP1, Class 1A3, 4.00%, 01/25/2059(c)(h)	1,706,226	1,735,948

PPM CLO 3 Ltd., Series 2019-3A, Class AR, 1.22% (3 mo. USD LIBOR + 1.09%), 04/17/2034(c)(g)	9,626,000	9,647,702

	Principal Amount	Value

Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, 04/17/2037(c)	$14,115,000	$14,310,323

Provident Home Equity Loan Trust, Series 2000-2, Class A1, 0.62% (1 mo. USD LIBOR + 0.54%), 08/25/2031(g)	129,196	117,751

Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, 1.17% (3 mo. USD LIBOR + 1.04%), 02/20/2030(c)(g)	11,823,244	11,829,015

Residential Mortgage Loan Trust, Series 2019-3, Class A1, 2.63%, 09/25/2059(c)(h)	2,225,213	2,249,010

Series 2020-1, Class A1, 2.38%, 02/25/2024(c)(h)	2,803,839	2,834,692

Sequoia Mortgage Trust, Series 2013-3, Class A1, 2.00%, 03/25/2043(h)	513,971	517,607

Series 2013-7, Class A2, 3.00%, 06/25/2043(h)	424,180	429,066

Shellpoint Asset Funding Trust, Series 2013-1, Class A3, 3.75%, 07/25/2043(c)(h)	558,905	566,072

Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(c)	9,327,842	9,993,801

Series 2021-1A, Class A2I, 2.19%, 08/20/2051(c)	5,570,000	5,595,226

Series 2021-1A, Class A2II, 2.64%, 08/20/2051(c)	5,470,000	5,499,967

Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, 0.62% (1 mo. USD LIBOR + 0.54%), 05/25/2035(g)	41,645	39,071

Star Trust, Series 2021-SFR1, Class B, 0.84% (1 mo. USD LIBOR + 0.75%), 04/17/2038(c)(g)	3,520,000	3,518,898

Series 2021-SFR1, Class C, 1.14% (1 mo. USD LIBOR + 1.05%), 04/17/2038(c)(g)	4,925,000	4,927,862

Series 2021-SFR1, Class D, 1.39% (1 mo. USD LIBOR + 1.30%), 04/17/2038(c)(g)	6,670,000	6,674,269

Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.28%, 02/25/2050(c)(h)	3,630,476	3,671,299

Series 2020-INV1, Class A1, 1.03%, 11/25/2055(c)(h)	6,352,855	6,356,158

Series 2021-1, Class A1, 1.22%, 05/25/2065(c)(h)	12,018,993	12,067,433

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, 2.45%, 09/25/2034(h)	358,772	367,869

Series 2004-8, Class 3A, 2.62%, 07/25/2034(h)	909,372	981,489

Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, 6.00%, 12/25/2035	132,673	132,365

Taconic Park CLO Ltd., Series 2016-1A, Class A1R, 1.13% (3 mo. USD LIBOR + 1.00%), 01/20/2029(c)(g)	16,923,000	16,947,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(c)	$14,823,867	$15,033,343

Thornburg Mortgage Securities Trust, Series 2003-6, Class A2, 1.08% (1 mo. USD LIBOR + 1.00%), 12/25/2033(g)	284,456	288,455

Series 2005-1, Class A3, 4.66%, 04/25/2045(h)	547,710	559,559

TICP CLO XV Ltd., Series 2020- 15A, Class A, 1.41% (3 mo. USD LIBOR + 1.28%), 04/20/2033(c)(g)	9,701,000	9,725,200

Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 04/25/2057(c)(h)	1,811,737	1,837,092

Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(c)	13,633,479	13,608,749

UBS Commercial Mortgage Trust, Series 2019-C16, Class A4, 3.60%, 04/15/2052	16,770,000	18,711,057

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.09%, 08/10/2049	231,181	235,485

Series 2012-C4, Class A5, 2.85%, 12/10/2045	532,433	543,728

UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, 6.44%, 01/10/2045(c)(h)	4,500,000	4,486,463

Verus Securitization Trust, Series 2020-1, Class A1, 2.42%, 01/25/2060(c)(i)	6,670,151	6,766,301

Series 2020-1, Class A2, 2.64%, 01/25/2060(c)(i)	3,561,752	3,614,408

Series 2020-INV1, Class A1, 0.33%, 03/25/2060(c)(h)	1,848,236	1,865,159

Series 2021-1, Class A1B, 1.32%, 01/25/2066(c)(h)	5,126,728	5,134,320

Series 2021-R1, Class A1, 0.82%, 10/25/2063(c)(h)	10,061,857	10,072,108

Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(c)	6,468,855	6,504,874

WaMu Mortgage Pass-Through Ctfs. Trust, Series 2007-HY2, Class 2A2, 2.85%, 11/25/2036(h)	245,741	233,320

Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, 2.58%, 08/25/2035(h)	139,204	141,287

Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(c)	10,856,250	11,621,148

Series 2019-1A, Class A2II, 4.08%, 06/15/2049(c)	5,197,500	5,675,638

	Principal Amount	Value

WFRBS Commercial Mortgage Trust, Series 2011-C5, Class B, 5.96%, 11/15/2044(c)(h)	$3,752,866	$3,749,193

Series 2012-C6, Class B, 4.70%, 04/15/2045	5,739,000	5,817,998

Series 2012-C9, Class D, 4.97%, 10/15/2022(c)(h)	568,832	554,198

Series 2013-C14, Class A5, 3.34%, 06/15/2046	1,485,143	1,549,086

Series 2013-C16, Class B, 5.17%, 09/15/2046(h)	3,127,000	3,300,503

Series 2014-C23, Class B, 4.53%, 10/15/2057(h)	4,693,000	5,089,965

Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(c)	21,968,500	22,736,418

Total Asset-Backed Securities (Cost $1,151,876,258)		1,169,551,422

U.S. Government Sponsored Agency Mortgage-Backed Securities–12.47%

Collateralized Mortgage Obligations–0.72%
Fannie Mae REMICs, IO, 7.00%, 05/25/2033(j)	4,604	737

6.00%, 07/25/2033(j)	3,881	576

Freddie Mac Multifamily Structured Pass-Through Ctfs., Series K038, Class X1, IO, 1.26%, 03/25/2024(k)	22,958,071	532,772

Series K083, Class AM, 4.03%, 10/25/2028	4,736,000	5,567,638

Series K085, Class AM, 4.06%, 10/25/2028	4,736,000	5,574,216

Series K089, Class AM, 3.63%, 01/25/2029	8,018,000	9,220,062

Series K088, Class AM, 3.76%, 01/25/2029	18,944,000	21,994,607

		42,890,608

Federal Home Loan Mortgage Corp. (FHLMC)–0.39%
7.00%, 07/01/2022 to 10/01/2034	478,464	546,916

3.50%, 08/01/2026	287,340	306,996

6.00%, 03/01/2029 to 02/01/2034	130,548	147,338

7.50%, 05/01/2030 to 05/01/2035	421,702	479,638

8.50%, 08/01/2031	24,617	29,403

3.00%, 02/01/2032	1,591,152	1,695,328

6.50%, 07/01/2032 to 09/01/2036	130,915	149,624

8.00%, 08/01/2032	18,549	21,496

5.50%, 01/01/2034 to 07/01/2040	1,000,486	1,141,377

5.00%, 07/01/2034 to 06/01/2040	1,376,930	1,572,955

4.50%, 02/01/2040 to 10/01/2046	15,270,974	17,091,841

ARM, 2.42% (1 yr. USD LIBOR + 2.03%), 12/01/2036(g)	40,788	43,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Core Plus Bond Fund

	Principal Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)–(continued)
2.49% (1 yr. USD LIBOR + 2.14%), 02/01/2037(g)	$11,802	$12,695

2.13% (1 yr. USD LIBOR + 1.88%), 05/01/2037(g)	57,654	61,423

		23,300,768

Federal National Mortgage Association (FNMA)–1.30%
6.00%, 03/01/2022 to 10/01/2039	11,171	12,837

6.50%, 07/01/2028 to 01/01/2037	61,246	69,699

7.50%, 02/01/2030 to 08/01/2037	480,205	562,249

9.50%, 04/01/2030	3,142	3,461

3.50%, 12/01/2030 to 05/01/2047	41,805,263	45,137,681

7.00%, 03/01/2032 to 02/01/2034	235,206	258,279

8.50%, 10/01/2032	37,719	45,866

5.50%, 04/01/2033 to 06/01/2040	370,335	417,660

8.00%, 04/01/2033	36,788	44,118

5.00%, 12/01/2039	379,740	435,391

3.00%, 08/01/2043	2,577,322	2,764,518

4.00%, 12/01/2048	25,805,754	28,189,847

ARM, 2.29% (1 yr. U.S. Treasury Yield Curve Rate + 2.18%), 05/01/2035(g)	87,658	93,683

2.01% (1 yr. USD LIBOR + 1.63%), 01/01/2037(g)	36,409	38,562

2.09% (1 yr. USD LIBOR + 1.69%), 03/01/2038(g)	28,663	30,167

		78,104,018

Government National Mortgage Association (GNMA)–1.09%
7.50%, 06/15/2023 to 05/15/2032	5,689	5,907

9.00%, 09/15/2024	2,452	2,462

8.00%, 08/15/2025 to 09/15/2026	13,346	13,463

6.56%, 01/15/2027	68,792	76,930

7.00%, 10/15/2028 to 09/15/2032	108,690	120,106

6.00%, 11/15/2028 to 02/15/2033	41,215	47,170

6.50%, 01/15/2029 to 09/15/2034	65,829	73,674

5.50%, 06/15/2035	36,309	42,374

5.00%, 07/15/2035	2,629	2,952

4.00%, 03/20/2048	4,649,152	4,959,874

ARM, 2.00% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 01/20/2025 to 05/20/2025(g)	14,288	14,638

3.00% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 06/20/2025(g)	3,438	3,486

TBA, 2.00%, 09/01/2051(l)	59,000,000	60,228,399

		65,591,435

	Principal Amount	Value

Uniform Mortgage-Backed Securities–8.97%
TBA, 2.00%, 09/01/2036 to 09/01/2051(l)	$244,549,912	$251,459,426

2.50%, 09/01/2051(l)	253,500,000	263,303,322

3.00%, 09/01/2051(l)	21,000,000	21,968,789

		536,731,537

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $738,555,719)		746,618,366

U.S. Treasury Securities–10.34%
U.S. Treasury Bills–0.24%
0.05%, 02/17/2022(m)(n)	14,333,000	14,329,972

U.S. Treasury Bonds–2.06%
1.75%, 08/15/2041	38,206,900	37,612,902

2.38%, 05/15/2051	77,831,800	85,973,736

		123,586,638

U.S. Treasury Notes–8.04%
0.38%, 08/15/2024	2,226,000	2,224,435

0.75%, 08/31/2026	331,627,000	331,264,283

1.13%, 08/31/2028	34,090,900	34,186,781

1.25%, 08/15/2031	113,901,900	113,332,390

		481,007,889

Total U.S. Treasury Securities (Cost $620,307,612)		618,924,499

	Shares
Preferred Stocks–2.30%

Asset Management & Custody Banks–0.09%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(b)(e)	5,085,000	5,601,128

Diversified Banks–1.51%
Bank of America Corp., 7.25%, Series L, Conv. Pfd.	1,100	1,614,800

Citigroup, Inc., 6.25%, Series T, Pfd.(e)	6,669,000	7,769,385

Citigroup, Inc., 5.00%, Series U, Pfd.(e)	17,572,000	18,538,460

Citigroup, Inc., 4.00%, Series W, Pfd.(e)	9,183,000	9,550,320

JPMorgan Chase & Co., 3.60%, Series I, Pfd.(g)	12,028,000	12,055,417

Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	27,407	40,863,837

		90,392,219

Integrated Telecommunication Services–0.20%
AT&T, Inc., 2.88%, Series B, Pfd.(e)	9,700,000	11,611,197

Investment Banking & Brokerage–0.34%
Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(e)	5,410,000	5,633,162

Goldman Sachs Group, Inc. (The), 5.00%, Series P, Pfd.(b)(e)	7,805,000	7,890,855

Morgan Stanley, 6.88%, Series F, Pfd.(e)	249,737	7,017,610

		20,541,627

Multi-Utilities–0.08%
CenterPoint Energy, Inc., 6.13%, Series A, Pfd.(e)	4,568,000	4,833,515

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Core Plus Bond Fund

	Shares	Value

Other Diversified Financial Services–0.07%
Equitable Holdings, Inc., 4.95%, Series B, Pfd.(b)(e)	4,010,000	$4,370,900

Regional Banks–0.01%
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.(e)	24,592	639,638

Total Preferred Stocks (Cost $127,210,887)		137,990,224

	Principal Amount
Variable Rate Senior Loan Interests–1.53%(o)(p)

Diversified REITs–0.23%
Asterix, Inc. (Canada), Term Loan, 3.90%, 09/01/2021(q)	$16,815,068	13,511,763

Health Care Supplies–1.30%
Medline Industries, Inc., Term Loan, 0.13%, 08/04/2022	14,602,000	14,602,000

0.13%, 08/04/2022	63,407,000	63,407,000

		78,009,000

Total Variable Rate Senior Loan Interests (Cost $90,584,774)		91,520,763

Agency Credit Risk Transfer Notes–0.81%
Fannie Mae Connecticut Avenue Securities, Series 2017-C04, Class 2M2, 2.93% (1 mo. USD LIBOR + 2.85%), 11/25/2029(g)	9,279,364	9,495,933

Series 2018-C05, Class 1M2, 2.43% (1 mo. USD LIBOR + 2.35%), 01/25/2031(g)	3,729,959	3,776,888

Series 2019-R03, Class 1M2, 2.23% (1 mo. USD LIBOR + 2.15%), 09/25/2031(c)(g)	2,522,528	2,540,224

Series 2019-R06, Class 2M2, 2.18% (1 mo. USD LIBOR + 2.10%), 09/25/2039(c)(g)	3,012,494	3,024,462

Freddie Mac, Series 2016-DNA4, Class M3, STACR® , 3.88% (1 mo. USD LIBOR + 3.80%), 03/25/2029(g)	2,791,359	2,882,363

Series 2016-HQA4, Class M3, STACR® , 3.98% (1 mo. USD LIBOR + 3.90%), 04/25/2029(g)	5,719,625	5,897,208

Series 2017-HQA2, Class M2, STACR® , 2.73% (1 mo. USD LIBOR + 2.65%), 12/25/2029(g)	8,145,911	8,298,637

Series 2020-DNA5, Class M2, STACR® , 2.85% (30 Day Average SOFR + 2.80%), 10/25/2050(c)(g)	12,216,000	12,363,474

Series 2020-DNA5, Class M1, STACR® , 1.35% (30 Day Average SOFR + 1.30%), 10/25/2050(c)(g)	130,067	130,071

Total Agency Credit Risk Transfer Notes (Cost $48,445,839)		48,409,260

	Principal Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes–0.48%(r)
Brewers–0.03%
Molson Coors International L.P., Series MPLE, 3.44%, 07/15/2026	CAD	1,799,000	$1,516,603

Diversified Banks–0.05%
HSBC Holdings PLC (United Kingdom), Series MPLE, 3.20%, 12/05/2023(c)	CAD	3,598,000	2,985,303

Integrated Telecommunication Services–0.07%
AT&T, Inc., Series MPLE, 5.10%, 11/25/2048	CAD	4,497,000	4,155,369

Movies & Entertainment–0.16%
Netflix, Inc., 3.88%, 11/15/2029(c)	EUR	6,750,000	9,667,737

Sovereign Debt–0.12%
Ukraine Government International Bond (Ukraine), 6.75%, 06/20/2026(c)	EUR	385,000	502,776

4.38%, 01/27/2030(c)	EUR	6,000,000	6,775,619

			7,278,395

Technology Hardware, Storage & Peripherals–0.05%
Apple, Inc., Series MPLE, 2.51%, 08/19/2024	CAD	3,598,000	2,973,511

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $24,671,140)			28,576,918

Municipal Obligations–0.23%
California State University, Series 2021 B, Ref. RB, 2.72%, 11/01/2052		$5,145,000	5,112,535

Series 2021-B, Ref. RB, 2.94%, 11/01/2052		7,705,000	7,749,574

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010 A, RB, 6.66%, 04/01/2057		533,000	833,269

Total Municipal Obligations (Cost $13,383,000)			13,695,378

	Shares
Exchange-Traded Funds–0.10%
Invesco Total Return Bond ETF (Cost $ 5,786,000)(b)(s)		100,000	5,743,000

Common Stocks & Other Equity Interests–0.00%
Oil & Gas Drilling–0.00%
Vantage Drilling International(t)		95	214

Paper Packaging–0.00%
WestRock Co.		65	3,382

Specialty Chemicals–0.00%
Ingevity Corp.(t)		10	804

Total Common Stocks & Other Equity Interests (Cost $5,671)			4,400

Money Market Funds–13.78%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(s)(u)		287,277,408	287,277,408

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(s)(u)		209,323,674	209,407,403

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Core Plus Bond Fund

	Shares	Value

Invesco Treasury Portfolio, Institutional Class, 0.01%(s)(u)	328,317,037	$328,317,037

Total Money Market Funds (Cost $825,001,330)		825,001,848

Options Purchased–0.10% (Cost $7,363,962)(v)		5,962,116

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-110.64% (Cost $6,484,900,803)		6,623,001,665

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.19%
Invesco Private Government Fund, 0.02%(s)(u)(w)	39,361,317	39,361,317

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 0.11%(s)(u)(w)	91,806,350	$91,843,074

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $131,204,391)		131,204,391

TOTAL INVESTMENTS IN SECURITIES–112.83% (Cost $6,616,105,194)		6,754,206,056

OTHER ASSETS LESS LIABILITIES–(12.83)%		(767,761,989)

NET ASSETS–100.00%		$5,986,444,067

Investment Abbreviations:

ARM	–	Adjustable Rate Mortgage
CAD	–	Canadian Dollar
Conv.	–	Convertible
Ctfs.	–	Certificates
ETF	–	Exchange-Traded Fund
EUR	–	Euro
IO	–	Interest Only
LIBOR	–	London Interbank Offered Rate
Pfd.	–	Preferred
RB	–	Revenue Bonds
Ref.	–	Refunding
REIT	–	Real Estate Investment Trust
REMICs	–	Real Estate Mortgage Investment Conduits
SOFR	–	Secured Overnight Financing Rate
STACR®	–	Structured Agency Credit Risk
TBA	–	To Be Announced
USD	–	U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Core Plus Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $2,346,153,233, which represented 39.19% of the Fund’s Net Assets.

(d)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Perpetual bond with no specified maturity date.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2021.
(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2021.

(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(k)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2021.

(l)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1P.
(m)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(n)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(o)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(p)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(q)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(r)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(s)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2021	Dividend Income

Invesco Total Return Bond ETF	$5,803,000	$-	$-	$(60,000)	$-	$5,743,000	$208,348

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	176,301,558	691,411,821	(580,435,971)	-	-	287,277,408	59,532

Invesco Liquid Assets Portfolio, Institutional Class	125,928,050	493,865,587	(410,356,767)	(1,391)	(28,076)	209,407,403	67,067

Invesco Treasury Portfolio, Institutional Class	201,487,495	790,184,938	(663,355,396)	-	-	328,317,037	29,861

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	160,775,073	(121,413,756)	-	-	39,361,317	2,156*

Invesco Private Prime Fund	-	266,435,201	(174,592,477)	-	350	91,843,074	28,817*

Total	$509,520,103	$2,402,672,620	$(1,950,154,367)	$(61,391)	$(27,726)	$961,949,239	$395,781

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(t)	Non-income producing security.
(u)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(v)	The table below details options purchased.
(w)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Core Plus Bond Fund

Open Exchange-Traded Equity Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value

Equity Risk

Alphabet, Inc.	Call	06/17/2022	6	USD	2,950.00	USD	1,770,000	$149,520

Amazon.com, Inc.	Call	06/17/2022	2	USD	3,900.00	USD	780,000	35,285

Apple, Inc.	Call	06/17/2022	40	USD	160.00	USD	640,000	46,321

Energy Select Sector SPDR Fund	Call	06/17/2022	5,745	USD	57.00	USD	32,746,500	890,475

Microsoft Corp.	Call	06/17/2022	42	USD	310.00	USD	1,302,000	92,925

Total Open Exchange-Traded Equity Options Purchased			5,835					$1,214,526

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value

Equity Risk

S&P 500 Index	Call	05/20/2022	174	USD 4,500.00	USD 78,300,000	$4,747,590

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Equity Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value(a)	Value	Unrealized Appreciation

Equity Risk

Energy Select Sector SPDR Fund	Call	06/17/2022	5,745	USD 70.00	$(901,760)	USD 40,215,000	$(192,457)	$709,303

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

			Open Over-The-Counter Credit Default Swaptions Written(a)
Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Premiums Received	Notional Value		Value	Unrealized Appreciation
Credit Risk

Goldman Sachs International	Put	108.00%	Markit CDX North America High Yield Index, Series 36, Version 1	5.00	Quarterly	09/15/2021	2.770%	$(898,437)	USD	(138,221,000)	$(100,747)	$797,690

(a)	Over-The-Counter swaptions written are collateralized by cash held with Counterparties in the amount of $220,000.
(b)

Implied credit spreads represent the current level, as of August 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	3,643	December-2021	$802,655,363	$512,300	$512,300

U.S. Treasury 5 Year Notes	5,032	December-2021	622,552,750	1,050,174	1,050,174

U.S. Treasury Long Bonds	256	December-2021	41,720,000	116,000	116,000

Subtotal–Long Futures Contracts				1,678,474	1,678,474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Core Plus Bond Fund

Open Futures Contracts–(continued)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 10 Year Notes	1,247	December-2021	$(166,416,047)	$(584,531)	$ (584,531)

U.S. Treasury 10 Year Ultra Notes	2,336	December-2021	(345,764,500)	(1,419,860)	(1,419,860)

U.S. Treasury Ultra Bonds	2	December-2021	(394,562)	(2,734)	(2,734)

Subtotal–Short Futures Contracts				(2,007,125)	(2,007,125)

Total Futures Contracts				$(328,651)	$ (328,651)

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

11/17/2021	Citibank, N.A.	USD	616,481	EUR	525,000	$4,329

11/17/2021	Goldman Sachs International	CAD	53,014,000	USD	42,168,545	154,029

Subtotal–Appreciation						158,358

Currency Risk

11/17/2021	Citibank, N.A.	EUR	28,300,000	USD	33,231,284	(233,335)

Total Forward Foreign Currency Contracts						$(74,977)

Abbreviations:

CAD –Canadian Dollar

EUR –Euro

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $5,654,113,473)*	$5,792,256,817
Investments in affiliates, at value (Cost $961,991,721)	961,949,239
Other investments: Variation margin receivable – futures contracts	562,549
Unrealized appreciation on forward foreign currency contracts outstanding	158,358
Deposits with brokers: Cash collateral – OTC Derivatives	221,510
Cash	119,201
Foreign currencies, at value (Cost $33,161,708)	33,411,306
Receivable for: Investments sold	2,720,034
Fund shares sold	9,730,744
Dividends	524,309
Interest	29,081,015
Investments matured, at value (Cost $0)	30,049
Principal paydowns	550
Investment for trustee deferred compensation and retirement plans	148,600
Other assets	167,557
Total assets	6,831,081,838

Liabilities:
Other investments:
Options written, at value (premiums received $1,800,197)	293,204
Unrealized depreciation on forward foreign currency contracts outstanding	233,335
Payable for: Investments purchased	704,546,260
Dividends	1,294,245
Fund shares reacquired	5,385,669
Collateral upon return of securities loaned	131,204,391
Accrued fees to affiliates	1,203,627
Accrued trustees’ and officers’ fees and benefits	8,036
Accrued other operating expenses	276,569
Trustee deferred compensation and retirement plans	192,435
Total liabilities	844,637,771
Net assets applicable to shares outstanding	$5,986,444,067

Net assets consist of:

Shares of beneficial interest	$5,789,681,622
Distributable earnings	196,762,445
$5,986,444,067

Net Assets:
Class A	$1,497,641,246
Class C	$90,811,197
Class R	$29,465,623
Class Y	$1,407,185,348
Class R5	$13,274,101
Class R6	$2,948,066,552

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	131,535,593
Class C	7,979,316
Class R	2,588,606
Class Y	123,482,112
Class R5	1,166,325
Class R6	259,081,469
Class A: Net asset value per share	$11.39
Maximum offering price per share (Net asset value of $11.39 ÷ 95.75%)	$11.90
Class C: Net asset value and offering price per share	$11.38
Class R: Net asset value and offering price per share	$11.38
Class Y: Net asset value and offering price per share	$11.40
Class R5: Net asset value and offering price per share	$11.38
Class R6: Net asset value and offering price per share	$11.38

*	At August 31, 2021, securities with an aggregate value of $127,038,873 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Core Plus Bond Fund

Statement of Operations

For the year ended August 31, 2021

Investment income:

Interest (net of foreign withholding taxes of $23,557)	$136,454,979

Dividends (net of foreign withholding taxes of $3,000)	2,599,227

Dividends from affiliates (includes securities lending income of $99,926)	464,734

Total investment income	139,518,940

Expenses:

Advisory fees	22,269,505

Administrative services fees	830,722

Custodian fees	21,785

Distribution fees:
Class A	3,598,186

Class C	1,004,511

Class R	130,579

Transfer agent fees – A, C, R and Y	3,407,623

Transfer agent fees – R5	11,753

Transfer agent fees – R6	126,895

Trustees’ and officers’ fees and benefits	113,990

Registration and filing fees	243,877

Reports to shareholders	232,751

Professional services fees	138,993

Other	66,378

Total expenses	32,197,548

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,495,961)

Net expenses	30,701,587

Net investment income	108,817,353

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	81,507,816

Affiliated investment securities	(27,726)

Foreign currencies	165,318

Forward foreign currency contracts	(1,617,744)

Futures contracts	32,128,400

Option contracts written	(3,153,639)

Swap agreements	7,053,171

116,055,596

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(43,487,325)

Affiliated investment securities	(61,391)

Foreign currencies	64,348

Forward foreign currency contracts	891,152

Futures contracts	(435,523)

Option contracts written	1,788,869

Swap agreements	3,738,710

(37,501,160)

Net realized and unrealized gain	78,554,436

Net increase in net assets resulting from operations	$187,371,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$ 108,817,353	$ 124,346,724

Net realized gain	116,055,596	164,412,319

Change in net unrealized appreciation (depreciation)	(37,501,160)	38,834,343

Net increase in net assets resulting from operations	187,371,789	327,593,386

Distributions to shareholders from distributable earnings:
Class A	(71,533,838)	(33,712,172)

Class C	(4,572,300)	(2,050,180)

Class R	(1,227,539)	(505,408)

Class Y	(65,521,207)	(30,512,458)

Class R5	(641,319)	(287,699)

Class R6	(153,842,030)	(69,379,601)

Total distributions from distributable earnings	(297,338,233)	(136,447,518)

Share transactions–net:
Class A	160,075,546	231,465,217

Class C	(14,276,030)	15,921,563

Class R	6,753,723	4,647,417

Class Y	259,381,915	233,313,308

Class R5	1,958,966	3,607,318

Class R6	259,136,285	499,618,439

Net increase in net assets resulting from share transactions	673,030,405	988,573,262

Net increase in net assets	563,063,961	1,179,719,130

Net assets:
Beginning of year	5,423,380,106	4,243,660,976

End of year	$5,986,444,067	$5,423,380,106

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Core Plus Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/21	$11.61	$0.19	$0.17	$ 0.36	$(0.22)	$(0.36)	$ –	$(0.58)	$11.39	3.18%	$1,497,641	0.74%	0.79%	1.70%	366%
Year ended 08/31/20	11.13	0.29	0.51	0.80	(0.32)	–	–	(0.32)	11.61	7.29	1,364,591	0.75	0.82	2.55	329
Year ended 08/31/19	10.53	0.36	0.62	0.98	(0.32)	–	(0.06)	(0.38)	11.13	9.57	1,079,416	0.74	0.84	3.41	250
Year ended 08/31/18	11.03	0.31	(0.48)	(0.17)	(0.32)	–	(0.01)	(0.33)	10.53	(1.51)	887,784	0.74	0.82	2.96	383
Year ended 08/31/17	11.05	0.28	0.03	0.31	(0.31)	(0.02)	–	(0.33)	11.03	2.88	805,356	0.76	0.88	2.54	547
Class C
Year ended 08/31/21	11.61	0.11	0.16	0.27	(0.14)	(0.36)	–	(0.50)	11.38	2.32	90,811	1.49	1.54	0.95	366
Year ended 08/31/20	11.12	0.20	0.52	0.72	(0.23)	–	–	(0.23)	11.61	6.59	107,350	1.50	1.57	1.80	329
Year ended 08/31/19	10.53	0.28	0.61	0.89	(0.24)	–	(0.06)	(0.30)	11.12	8.67	87,046	1.49	1.59	2.66	250
Year ended 08/31/18	11.02	0.24	(0.48)	(0.24)	(0.24)	–	(0.01)	(0.25)	10.53	(2.16)	123,285	1.49	1.57	2.21	383
Year ended 08/31/17	11.05	0.20	0.02	0.22	(0.23)	(0.02)	–	(0.25)	11.02	2.02	130,591	1.51	1.63	1.79	547
Class R
Year ended 08/31/21	11.61	0.16	0.16	0.32	(0.19)	(0.36)	–	(0.55)	11.38	2.83	29,466	0.99	1.04	1.45	366
Year ended 08/31/20	11.12	0.26	0.52	0.78	(0.29)	–	–	(0.29)	11.61	7.12	23,193	1.00	1.07	2.30	329
Year ended 08/31/19	10.53	0.33	0.61	0.94	(0.29)	–	(0.06)	(0.35)	11.12	9.21	17,598	0.99	1.09	3.16	250
Year ended 08/31/18	11.02	0.29	(0.47)	(0.18)	(0.30)	–	(0.01)	(0.31)	10.53	(1.67)	14,134	0.99	1.07	2.71	383
Year ended 08/31/17	11.05	0.25	0.02	0.27	(0.28)	(0.02)	–	(0.30)	11.02	2.53	10,403	1.01	1.13	2.29	547
Class Y
Year ended 08/31/21	11.62	0.22	0.17	0.39	(0.25)	(0.36)	–	(0.61)	11.40	3.43	1,407,185	0.49	0.54	1.95	366
Year ended 08/31/20	11.14	0.31	0.51	0.82	(0.34)	–	–	(0.34)	11.62	7.56	1,170,121	0.50	0.57	2.80	329
Year ended 08/31/19	10.54	0.39	0.62	1.01	(0.35)	–	(0.06)	(0.41)	11.14	9.84	892,952	0.49	0.59	3.66	250
Year ended 08/31/18	11.03	0.35	(0.48)	(0.13)	(0.35)	–	(0.01)	(0.36)	10.54	(1.17)	932,839	0.49	0.57	3.21	383
Year ended 08/31/17	11.06	0.30	0.03	0.33	(0.34)	(0.02)	–	(0.36)	11.03	3.04	1,278,700	0.51	0.63	2.79	547
Class R5
Year ended 08/31/21	11.61	0.22	0.16	0.38	(0.25)	(0.36)	–	(0.61)	11.38	3.35	13,274	0.49	0.51	1.95	366
Year ended 08/31/20	11.12	0.31	0.52	0.83	(0.34)	–	–	(0.34)	11.61	7.65	11,555	0.50	0.54	2.80	329
Year ended 08/31/19	10.53	0.39	0.61	1.00	(0.35)	–	(0.06)	(0.41)	11.12	9.75	7,586	0.49	0.54	3.66	250
Year ended 08/31/18	11.03	0.34	(0.48)	(0.14)	(0.35)	–	(0.01)	(0.36)	10.53	(1.27)	5,660	0.49	0.50	3.21	383
Year ended 08/31/17	11.05	0.30	0.04	0.34	(0.34)	(0.02)	–	(0.36)	11.03	3.17	4,807	0.50	0.51	2.80	547
Class R6
Year ended 08/31/21	11.60	0.23	0.17	0.40	(0.26)	(0.36)	–	(0.62)	11.38	3.51	2,948,067	0.41	0.42	2.03	366
Year ended 08/31/20	11.12	0.32	0.51	0.83	(0.35)	–	–	(0.35)	11.60	7.62	2,746,570	0.45	0.45	2.85	329
Year ended 08/31/19	10.52	0.39	0.62	1.01	(0.35)	–	(0.06)	(0.41)	11.12	9.91	2,159,063	0.44	0.45	3.71	250
Year ended 08/31/18	11.02	0.35	(0.48)	(0.13)	(0.36)	–	(0.01)	(0.37)	10.52	(1.21)	2,120,867	0.43	0.44	3.27	383
Year ended 08/31/17	11.05	0.30	0.03	0.33	(0.34)	(0.02)	–	(0.36)	11.02	3.12	1,118,319	0.47	0.48	2.83	547

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Core Plus Bond Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses

35                         Invesco Core Plus Bond Fund

on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

36                         Invesco Core Plus Bond Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation

37                         Invesco Core Plus Bond Fund

(depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the

38                         Invesco Core Plus Bond Fund

Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

Q.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

R.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

T.

Other Risks - The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

U.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.450%
Next $500 million	0.425%
Next $1.5 billion	0.400%
Next $2.5 billion	0.375%
Over $5 billion	0.350%

For the year ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.39%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.50%, 1.00%, 0.50%, 0.50% and 0.50%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2021, the Adviser waived advisory fees of $408,023 and reimbursed class level expenses of $551,868, $39,133, $9,981, $483,814, $1,837 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of

39                         Invesco Core Plus Bond Fund

the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2021, IDI advised the Fund that IDI retained $204,266 in front-end sales commissions from the sale of Class A shares and $25,425 and $3,044 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$2,931,003,471	$–	$2,931,003,471
Asset-Backed Securities	–	1,169,551,422	–	1,169,551,422
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	746,618,366	–	746,618,366
U.S. Treasury Securities	–	618,924,499	–	618,924,499
Preferred Stocks	50,135,885	87,854,339	–	137,990,224
Variable Rate Senior Loan Interests	–	78,009,000	13,511,763	91,520,763
Agency Credit Risk Transfer Notes	–	48,409,260	–	48,409,260
Non-U.S. Dollar Denominated Bonds & Notes	–	28,576,918	–	28,576,918
Municipal Obligations	–	13,695,378	–	13,695,378
Exchange-Traded Funds	5,743,000	–	–	5,743,000
Common Stocks & Other Equity Interests	4,400	–	–	4,400
Money Market Funds	825,001,848	131,204,391	–	956,206,239
Options Purchased	5,962,116	–	–	5,962,116
Total Investments in Securities	886,847,249	5,853,847,044	13,511,763	6,754,206,056
Other Investments - Assets*
Investments Matured	–	30,049	–	30,049
Futures Contracts	1,678,474	–	–	1,678,474
Forward Foreign Currency Contracts	–	158,358	–	158,358
	1,678,474	188,407	–	1,866,881
Other Investments - Liabilities*
Futures Contracts	(2,007,125)	–	–	(2,007,125)
Forward Foreign Currency Contracts	–	(233,335)	–	(233,335)
Options Written	(192,457)	(100,747)	–	(293,204)
	(2,199,582)	(334,082)	–	(2,533,664)
Total Other Investments	(521,108)	(145,675)	–	(666,783)
Total Investments	$886,326,141	$5,853,701,369	$13,511,763	$6,753,539,273

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation). Investments matured and options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

40                         Invesco Core Plus Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$-	$1,678,474	$1,678,474
Unrealized appreciation on forward foreign currency contracts outstanding	-	158,358	-	-	158,358
Options purchased, at value – Exchange-Traded(b)	-	-	5,962,116	-	5,962,116
Total Derivative Assets	-	158,358	5,962,116	1,678,474	7,798,948
Derivatives not subject to master netting agreements	-	-	(5,962,116)	(1,678,474)	(7,640,590)
Total Derivative Assets subject to master netting agreements	$-	$158,358	$-	$-	$158,358

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$-	$-	$(2,007,125)	$(2,007,125)
Unrealized depreciation on forward foreign currency contracts outstanding	-	(233,335)	-	-	(233,335)
Options written, at value – Exchange-Traded	-	-	(192,457)	-	(192,457)
Options written, at value – OTC	(100,747)	-	-	-	(100,747)
Total Derivative Liabilities	(100,747)	(233,335)	(192,457)	(2,007,125)	(2,533,664)
Derivatives not subject to master netting agreements	-	-	192,457	2,007,125	2,199,582
Total Derivative Liabilities subject to master netting agreements	$(100,747)	$(233,335)	$-	$-	$(334,082)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Options Written	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Citibank, N.A.	$4,329	$(233,335)	$–	$(233,335)	$(229,006)	$–	$–	$(229,006)
Goldman Sachs International	154,029	–	(100,747)	(100,747)	53,282	–	–	53,282
Total	$158,358	$(233,335)	$(100,747)	$(334,082)	$(175,724)	$–	$–	$(175,724)

Effect of Derivative Investments for the year ended August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(1,617,744)	$-	$-	$(1,617,744)
Futures contracts	-	-	-	32,128,400	32,128,400
Options purchased(a)	-	-	17,068,106	-	17,068,106
Options written	-	-	(3,907,971)	754,332	(3,153,639)
Swap agreements	7,053,171	-	-	-	7,053,171

41                         Invesco Core Plus Bond Fund

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Change in Net Unrealized Appreciation
(Depreciation):
Forward foreign currency contracts	$-	$891,152	$-	$-	$891,152
Futures contracts	-	-	-	(435,523)	(435,523)
Options purchased(a)	-	-	(2,653,828)	-	(2,653,828)
Options written	797,690	-	991,179	-	1,788,869
Swap agreements	3,738,710	-	-	-	3,738,710

Total	$11,589,571	$(726,592)	$11,497,486	$32,447,209	$54,807,674

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Equity Options Written	Index Options Written	Swaptions Written	Swap Agreements

Average notional value	$76,122,188	$2,417,169,966	$60,938,958	$72,012,292	$87,026,778	$9,250,000	$130,941,000	$127,754,194

Average Contracts	–	–	11,225	181	14,524	25	–	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,305.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020 :

	2021	2020

Ordinary income*	$282,937,053	$136,447,518

Long-term capital gain	14,401,180	–

Total distributions	$297,338,233	$136,447,518

*	Includes short-term capital gain distributions, if any.

42                         Invesco Core Plus Bond Fund

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$5,027,223

Undistributed long-term capital gain	55,084,415

Net unrealized appreciation – investments	136,539,888

Net unrealized appreciation - foreign currencies	243,995

Temporary book/tax differences	(133,076)

Shares of beneficial interest	5,789,681,622

Total net assets	$5,986,444,067

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization, wash sales, futures contracts and options contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2021 was $4,822,528,217 and $4,483,396,167, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$156,839,765

Aggregate unrealized (depreciation) of investments	(20,299,877)

Net unrealized appreciation of investments	$136,539,888

Cost of investments for tax purposes is $6,616,999,385.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, swap agreements, dollar rolls and bond premium amortization, on August 31, 2021, undistributed net investment income was increased by $14,862,851 and undistributed net realized gain was decreased by $14,862,851. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended August 31, 2021(a)		Year ended August 31, 2020

	Shares	Amount	Shares	Amount

Sold:
Class A	31,786,301	$362,656,241	37,369,655	$417,843,835

Class C	1,814,232	20,752,532	4,749,600	52,950,366

Class R	1,137,089	12,958,533	956,731	10,677,983

Class Y	55,433,789	630,909,827	62,962,649	704,046,893

Class R5	411,787	4,686,368	586,321	6,610,442

Class R6	58,544,329	666,073,360	82,170,076	937,842,847

Issued as reinvestment of dividends:
Class A	5,641,803	64,326,674	2,639,088	29,580,883

Class C	354,396	4,040,330	152,425	1,707,372

Class R	106,537	1,213,976	44,615	500,050

Class Y	4,063,293	46,370,731	1,882,112	21,116,361

Class R5	56,218	640,504	25,638	287,231

Class R6	13,237,934	150,796,025	6,003,372	67,247,139

Automatic conversion of Class C shares to Class A shares:
Class A	982,108	11,169,862	647,755	7,423,853

Class C	(982,814)	(11,169,862)	(648,230)	(7,423,853)

43                         Invesco Core Plus Bond Fund

	Summary of Share Activity

	Year ended August 31, 2021(a)		Year ended August 31, 2020

	Shares	Amount	Shares	Amount

Reacquired:
Class A	(24,402,617)	$(278,077,231)	(20,130,549)	$(223,383,354)

Class C	(2,456,468)	(27,899,030)	(2,829,674)	(31,312,322)

Class R	(653,118)	(7,418,786)	(585,134)	(6,530,616)

Class Y	(36,707,656)	(417,898,643)	(44,324,077)	(491,849,946)

Class R5	(297,317)	(3,367,906)	(298,357)	(3,290,355)

Class R6	(49,407,188)	(557,733,100)	(45,614,367)	(505,471,547)

Net increase in share activity	58,662,638	$673,030,405	85,759,649	$988,573,262

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 6% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

44                         Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Core Plus Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Core Plus Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 25, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

45                         Invesco Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/21)[1]	Expenses Paid During Period	Ending Account Value (08/31/21)[2]	Expenses Paid During Period[2]
Class A	$1,000.00	$1,021.70	$3.82	$1,021.42	$3.82	0.75%
Class C	1,000.00	1,017.90	7.63	1,017.64	7.63	1.50
Class R	1,000.00	1,020.40	5.09	1,020.16	5.09	1.00
Class Y	1,000.00	1,022.90	2.55	1,022.68	2.55	0.50
Class R5	1,000.00	1,022.90	2.55	1,022.68	2.55	0.50
Class R6	1,000.00	1,023.40	2.09	1,023.14	2.09	0.41

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

46                         Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Core Plus Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Aggregate Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory

47                         Invesco Core Plus Bond Fund

and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board requested and received additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

48                         Invesco Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$14,401,180
Qualified Dividend Income*	4.00%
Corporate Dividends Received Deduction*	3.89%
U.S. Treasury Obligations*	2.25%
Qualified Business Income*	0.00%
Business Interest Income*	64.03%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$160,894,267

49                         Invesco Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	184	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3                         Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                         Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-5                         Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

			N/A	N/A
		Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-6                         Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey -1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5678

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-7                         Invesco Core Plus Bond Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	CPB-AR-1

Annual Report to Shareholders	August 31, 2021

Invesco Discovery Fund

Nasdaq:

A: OPOCX ∎ C: ODICX ∎ R: ODINX ∎ Y: ODIYX ∎ R5: DIGGX ∎ R6: ODIIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2021, Class A shares of Invesco Discovery Fund (the Fund), at net asset value (NAV), outperformed the Russell 2000 Growth Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 8/31/20 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	37.25%
Class C Shares	36.22
Class R Shares	36.90
Class Y Shares	37.59
Class R5 Shares	37.65
Class R6 Shares	37.78
S&P 500 Index▼	31.17
Russell 2000 Growth Index▼	35.61
Russell 2000 Index▼	47.08
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

    US political unrest and rising COVID-19 infection rates marked the start of the first quarter. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Federal Reserve’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.63%[1] at the fiscal year-end. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April.

    The US stock market once again hit new highs in the second quarter, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. The Consumer Price Index (CPI) reported for both June and July increased 5.4% over the last 12 months, the biggest 12-month increase since August 2008.[2] Even with evidence of higher prices, the US Federal Reserve (the Fed) declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued concerns of inflation. For the period, the S&P 500 Index returned 31.17%.3

    In this environment, the Fund’s Class A shares at NAV outperformed the Russell 2000 Growth Index during the fiscal year. Strong stock selection in the information technology, industrials and materials sectors drove relative outperformance. This was partially offset by weaker stock selection within the consumer discretionary, communication services and consumer staples sectors.

    At the stock level, the largest contributor to Fund performance on an absolute basis was Lattice Semiconductor. Lattice Semiconductor’s revenue growth has accelerated as a result of its new Field Programmable Gate Arrays (FPGAs) semiconductor devices, combined with strong global demand.

    Repligen, the second largest contributor to Fund performance, is a supplier of bioprocessing equipment. They reported strong third quarter financial results in part due to accelerated orders for equipment that will be used to help manufacture COVID-19 vaccines and therapeutics. They also continued to make accretive, strategic acquisitions in the second half of 2020. This remains one of the largest holdings in the Fund.

    Inspire Medical Systems was the third largest contributor to Fund performance and is a provider of implantable medical devices to treat sleep apnea. They reported very strong third quarter financial results (70% revenue growth) as adoption of their device increased more quickly than expected. COVID-19 headwinds have been surprisingly small and managed care reimbursement recently improved which further helps adoption. This remains one of our largest holdings in the Fund.

    The largest individual detractor from absolute Fund performance during the fiscal year was Vroom. Vroom is a rapidly growing online retailer in the highly fragmented used car marketplace and primarily utilizes an asset-light business model for its auto reconditioning and logistics/transportation needs. Vroom was impacted in the fourth quarter by a number of factors. Investor rotation into economic post covid recovery played a part but Vroom’s primary public company peer actually fared well. Vroom, by virtue of its smaller size and liquidity position following its summer 2020 IPO, took longer to replenish its inventory following covid related shutdowns and this was a drag on sales. Vroom’s primary competitor also preannounced a much earlier than expected path to profitability in the fourth quarter of 2020, causing investors to pivot that name in the space. In addition, Vroom used more recently raised funds to invest in part of its own transportation/ logistics capabilities to help speed time to market. This was in opposition to the asset-light business model narrative at the IPO. Vroom was no longer held at the end of the fiscal year.

2	Invesco Discovery Fund

iRhythm Technologies was the Fund’s second largest detractor from performance. The stock underperformed due to a surprise cut to Medicare reimbursement for its ambulatory cardiac monitor, which was announced in February. iRhythm Technologies was no longer held at the end of the fiscal year.

Magnite, the Fund’s third largest detractor from performance, is a leading sell side platform (SSP) for digital programmatic advertising on the Internet with a strong position in CTV (streaming TV). The company, as an SSP, helps publishers monetize digital ad inventory. Magnite detracted from performance for a number of reasons. High valuation weighed on the name, especially after first quarter 2021 CTV growth was disappointing in March and lagged peers (a key CTV supplier ran out of inventory but trends have since rebounded). Deprecation of Cookies (key identifier on the internet that Google is phasing out, although phase out recently postponed until late 2023), as well as concerns about second half 2021 ad spending also weighed on Magnite and other stocks in the ad tech space. Magnite was no longer held at the end of the fiscal year.

At the end of the fiscal year, the Fund’s largest overweight positions relative to the Russell 2000 Growth Index were in the information technology, industrials and financials sectors. The largest underweight exposures relative to the Russell 2000 Growth Index were in the health care, consumer staples and real estate sectors.

Looking ahead, we expect the US economy to grow by more than 5% in 2021. Unprecedented fiscal and monetary stimulus, along with progress in the struggle against COVID-19, support the case for economic recovery. Meanwhile, interest rates and inflation remain very low by historical standards and corporate earnings are expected to build upon improvement exhibited in the first half of 2021.

Equity valuations are at the high end of their historical range on most measures but appear more reasonable when placed in the context of the early stage recovery in corporate earnings and very low interest rates. The fund’s opportunity set of premier growth companies remains compelling and we believe that stock selection can continue to drive relative performance.

We thank you for your continued conviction and investment in Invesco Discovery Fund.

1	Source: Bloomberg LP

2	Source: Bureau of Labor Statistics, July 13, 2021

3	Source: Lipper Inc.

Portfolio manager(s):

Ash Shah

Ronald Zibelli, Jr. - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Discovery Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/11

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Discovery Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (9/11/86)	11.78%
10 Years	17.08
5 Years	22.12
1 Year	29.70

Class C Shares
Inception (10/2/95)	9.68%
10 Years	17.03
5 Years	22.58
1 Year	35.22

Class R Shares
Inception (3/1/01)	10.20%
10 Years	17.43
5 Years	23.19
1 Year	36.90

Class Y Shares
Inception (6/1/94)	10.82%
10 Years	18.05
5 Years	23.81
1 Year	37.59

Class R5 Shares
10 Years	17.84%
5 Years	23.70
1 Year	37.65

Class R6 Shares
Inception (1/27/12)	18.37%
5 Years	24.01
1 Year	37.78

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Discovery Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Discovery Fund. The Fund was subsequently renamed the Invesco Discovery Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Discovery Fund

Supplemental Information

Invesco Discovery Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.
As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the

Board that addressed the operation of the Program and assessed the

Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Discovery Fund

Fund Information

Portfolio Composition

By sector		% of total net assets

Information Technology		28.39%
Health Care		24.35
Industrials		19.03
Consumer Discretionary		14.11
Financials		6.15
Materials		3.22
Other Sectors, Each Less than 2% of Net Assets		3.30
Money Market Funds Plus Other Assets Less Liabilities		1.45

Top 10 Equity Holdings*

		% of total net assets
1.	Repligen Corp.	2.72%
2.	Lattice Semiconductor Corp.	2.56
3.	Kornit Digital Ltd.	2.28
4.	Sprout Social, Inc., Class A	2.21
5.	Manhattan Associates, Inc.	2.18
6.	Advanced Drainage Systems, Inc.	2.12
7.	Trex Co., Inc.	1.91
8.	Varonis Systems, Inc.	1.89
9.	Inspire Medical Systems, Inc.	1.84
10.	Globant S.A.	1.80

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2021.

7	Invesco Discovery Fund

Schedule of Investments(a)

August 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests–98.55%
Alternative Carriers–0.28%
Bandwidth, Inc., Class A(b)	122,648	$12,620,479

Apparel Retail–2.11%
American Eagle Outfitters, Inc.	1,557,306	47,528,979
Boot Barn Holdings, Inc.(b)	407,882	36,415,705
Torrid Holdings, Inc.(b)	519,286	12,000,700
		95,945,384

Apparel, Accessories & Luxury Goods–0.74%
Oxford Industries, Inc.	373,136	33,694,181

Application Software–12.47%
Avalara, Inc.(b)	380,797	68,429,221
Bill.com Holdings, Inc.(b)	41,028	11,257,673
Cerence, Inc.(b)	408,907	44,341,875
Couchbase, Inc.(b)	278,208	13,974,388
Five9, Inc.(b)	220,686	34,919,146
Lightspeed Commerce, Inc. (Canada)(b)	590,475	65,649,010
Manhattan Associates, Inc.(b)	608,599	99,195,551
Paylocity Holding Corp.(b)	176,411	47,489,841
Q2 Holdings, Inc.(b)	364,810	32,136,113
Sprout Social, Inc., Class A(b)	825,592	100,391,987
Workiva, Inc.(b)	354,917	49,784,208
		567,569,013

Asset Management & Custody Banks–2.40%
Artisan Partners Asset Management, Inc., Class A	347,953	18,079,638
Cohen & Steers, Inc.	344,865	30,248,109
Hamilton Lane, Inc., Class A	710,098	61,118,135
		109,445,882

Auto Parts & Equipment–3.55%
Dana, Inc.	2,213,254	51,480,288
Fox Factory Holding Corp.(b)	365,544	56,173,147
Visteon Corp.(b)	413,399	43,688,006
XPEL, Inc.(b)(c)	134,755	10,238,685
		161,580,126

Automotive Retail–1.42%
Lithia Motors, Inc., Class A	195,624	64,810,231

Biotechnology–4.56%
Acceleron Pharma, Inc.(b)	301,091	40,310,063
Apellis Pharmaceuticals, Inc.(b)	211,531	13,929,316
CareDx, Inc.(b)	653,913	47,918,745
Deciphera Pharmaceuticals, Inc.(b)	375,249	11,820,343
Halozyme Therapeutics, Inc.(b)	951,627	39,958,818
Ultragenyx Pharmaceutical, Inc.(b)	226,537	21,813,248
Veracyte, Inc.(b)	661,553	31,827,315
		207,577,848

Building Products–4.03%
Advanced Drainage Systems, Inc.	844,336	96,380,954
Trex Co., Inc.(b)	790,979	86,817,855
		183,198,809

	Shares	Value
Casinos & Gaming–1.65%
Boyd Gaming Corp.	630,616	$38,700,904
Red Rock Resorts, Inc., Class A(b)	777,435	36,391,732
		75,092,636

Commodity Chemicals–1.38%
Olin Corp.	1,264,120	63,003,741

Construction Machinery & Heavy Trucks–1.71%
Federal Signal Corp.	1,079,856	43,874,549
REV Group, Inc.	2,079,433	33,811,581
		77,686,130

Data Processing & Outsourced Services–0.92%
Paymentus Holdings, Inc., Class A(b)	227,258	5,829,168
Shift4 Payments, Inc., Class A(b)	421,333	36,112,451
		41,941,619

Electrical Components & Equipment–0.19%
Stem, Inc.(b)	354,266	8,853,107

Electronic Components–0.88%
Rogers Corp.(b)	188,366	40,010,822

Electronic Equipment & Instruments–0.97%
Novanta, Inc.(b)	287,571	44,061,629

Environmental & Facilities Services–1.28%
Casella Waste Systems, Inc., Class A(b)	787,786	58,288,286

Health Care Equipment–8.02%
Axonics, Inc.(b)	705,015	52,862,025
CryoPort, Inc.(b)	616,898	39,216,206
Globus Medical, Inc., Class A(b)	568,002	46,348,963
Inari Medical, Inc.(b)	321,472	26,315,698
Masimo Corp.(b)	192,995	52,405,862
Penumbra, Inc.(b)	172,050	47,305,148
Shockwave Medical, Inc.(b)	138,982	29,771,334
Tandem Diabetes Care, Inc.(b)	629,711	70,634,683
		364,859,919

Health Care Facilities–0.72%
Surgery Partners, Inc.(b)	667,123	32,822,452

Health Care Services–0.86%
Amedisys, Inc.(b)	51,800	9,502,710
AMN Healthcare Services, Inc.(b)	129,025	14,646,918
Signify Health, Inc., Class A(b)	569,848	14,810,350
		38,959,978

Health Care Supplies–0.56%
Figs, Inc., Class A(b)	625,404	25,647,818

Health Care Technology–3.66%
Health Catalyst, Inc.(b)	352,158	19,231,348
Inspire Medical Systems, Inc.(b)	373,660	83,535,430
Omnicell, Inc.(b)	117,906	18,307,265
Phreesia, Inc.(b)	639,010	45,721,165
		166,795,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Discovery Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–0.51%
Travel + Leisure Co.	421,562	$23,084,735

Industrial Machinery–6.87%
Altra Industrial Motion Corp.	499,000	29,221,440
Chart Industries, Inc.(b)	402,548	75,831,992
ITT, Inc.	801,707	76,699,309
Kornit Digital Ltd. (Israel)(b)	795,698	103,735,148
SPX Corp.(b)	438,103	27,372,676
		312,860,565

Interactive Home Entertainment–0.56%
Zynga, Inc., Class A(b)	2,861,926	25,328,045

Internet & Direct Marketing Retail–0.63%
Overstock.com, Inc.(b)	256,735	18,523,430
Xometry, Inc., Class A(b)	138,286	10,049,244
		28,572,674

Internet Services & Infrastructure–1.04%
BigCommerce Holdings, Inc., Series 1(b)	373,598	22,244,025
DigitalOcean Holdings, Inc.(b)	406,829	25,093,213
		47,337,238

Investment Banking & Brokerage–1.52%
Evercore, Inc., Class A	291,486	40,703,105
LPL Financial Holdings, Inc.	192,085	28,399,767
		69,102,872

IT Consulting & Other Services–1.80%
Globant S.A.(b)	254,465	82,008,980

Leisure Products–1.36%
YETI Holdings, Inc.(b)	624,491	62,036,936

Life Sciences Tools & Services–5.97%
Berkeley Lights, Inc.(b)	299,800	10,660,888
Bio-Techne Corp.	94,959	47,397,835
Medpace Holdings, Inc.(b)	424,317	77,374,205
Quanterix Corp.(b)	247,722	12,646,208
Repligen Corp.(b)	436,930	123,642,452
		271,721,588

Oil & Gas Exploration & Production–0.21%
Matador Resources Co.	339,314	9,755,277

Packaged Foods & Meats–1.43%
Freshpet, Inc.(b)	508,768	65,193,531

Paper Packaging–0.63%
Ranpak Holdings Corp.(b)	937,965	28,795,525

Property & Casualty Insurance–0.66%
Kinsale Capital Group, Inc.	164,142	29,849,223

Regional Banks–1.57%
Pinnacle Financial Partners, Inc.	555,370	53,826,460
Silvergate Capital Corp., Class A(b)	154,309	17,433,831
		71,260,291

Investment Abbreviations:

REIT– Real Estate Investment Trust

	Shares	Value

Restaurants–2.14%
Bloomin’ Brands, Inc.(b)	1,119,604	$29,994,191

Papa John’s International, Inc.	210,376	26,829,251

Wingstop, Inc.	236,578	40,674,856

		97,498,298

Semiconductor Equipment–1.49%
Entegris, Inc.	323,612	38,878,746

Nova Ltd. (Israel)(b)	284,817	28,809,239

		67,687,985

Semiconductors–5.34%
Ambarella, Inc.(b)	433,914	44,940,473

Lattice Semiconductor Corp.(b)	1,874,582	116,449,034

MACOM Technology Solutions Holdings, Inc.(b)	800,542	48,600,905

Power Integrations, Inc.	302,832	32,899,668

		242,890,080

Specialized REITs–0.83%
National Storage Affiliates Trust	656,047	37,558,691

Specialty Chemicals–1.20%
Danimer Scientific, Inc.(b)	429,634	8,395,048

Element Solutions, Inc.	2,039,990	46,368,973

		54,764,021

Systems Software–3.48%
CyberArk Software Ltd.(b)	327,195	54,949,128

Monday.com Ltd.(b)	46,058	17,472,563

Varonis Systems, Inc.(b)	1,248,924	86,188,245

		158,609,936

Trading Companies & Distributors–3.61%
Herc Holdings, Inc.(b)	556,698	73,177,952

SiteOne Landscape Supply, Inc.(b)	323,581	64,748,558

Textainer Group Holdings Ltd. (China)(b)	791,248	26,285,259

		164,211,769

Trucking–1.34%
Saia, Inc.(b)	253,842	60,955,079

Total Common Stocks & Other Equity Interests (Cost $2,787,850,199)		4,485,548,637

Money Market Funds–1.88%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	30,008,519	30,008,519

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(d)(e)	21,240,791	21,249,288

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	34,295,451	34,295,451

Total Money Market Funds (Cost $85,553,258)		85,553,258

TOTAL INVESTMENTS IN SECURITIES–100.43% (Cost $2,873,403,457)		4,571,101,895

OTHER ASSETS LESS LIABILITIES–(0.43)%		(19,786,957)

NET ASSETS–100.00%		$4,551,314,938

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Discovery Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2021 represented less than 1% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 38,389,157	$ 423,915,294	$ (432,295,932)	$ -	$ -	$30,008,519	$ 4,743
Invesco Liquid Assets Portfolio, Institutional Class	20,785,324	302,689,178	(302,223,985)	(429)	(800)	21,249,288	4,019
Invesco Treasury Portfolio, Institutional Class	43,873,322	484,474,622	(494,052,493)	-	-	34,295,451	2,277
Total	$103,047,803	$1,211,079,094	$(1,228,572,410)	$(429)	$(800)	$85,553,258	$11,039

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Discovery Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $ 2,787,850,199)	$4,485,548,637
Investments in affiliated money market funds, at value (Cost $ 85,553,258)	85,553,258
Cash	6,140,207
Receivable for:
Investments sold	61,285,705
Fund shares sold	3,135,115
Dividends	1,054,005
Investment for trustee deferred compensation and retirement plans	156,215
Other assets	87,580
Total assets	4,642,960,722

Liabilities:
Payable for:
Investments purchased	84,895,335
Fund shares reacquired	4,154,845
Accrued fees to affiliates	1,958,795
Accrued trustees’ and officers’ fees and benefits	47,390
Accrued other operating expenses	383,332
Trustee deferred compensation and retirement plans	206,087
Total liabilities	91,645,784
Net assets applicable to shares outstanding	$4,551,314,938

Net assets consist of:
Shares of beneficial interest	$2,235,873,725
Distributable earnings	2,315,441,213
$4,551,314,938

Net Assets:
Class A	$2,090,983,532
Class C	$56,388,305
Class R	$64,907,922
Class Y	$1,769,716,680
Class R5	$15,580,227
Class R6	$553,738,272

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	16,787,319
Class C	771,078
Class R	587,049
Class Y	11,958,111
Class R5	124,028
Class R6	3,642,503
Class A:
Net asset value per share	$124.56
Maximum offering price per share (Net asset value of $124.56 ÷ 94.50%)	$131.81
Class C:
Net asset value and offering price per share	$73.13
Class R:
Net asset value and offering price per share	$110.57
Class Y:
Net asset value and offering price per share	$147.99
Class R5:
Net asset value and offering price per share	$125.62
Class R6:
Net asset value and offering price per share	$152.02

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Discovery Fund

Statement of Operations

For the year ended August 31, 2021

Investment income:
Dividends	$10,975,898

Dividends from affiliated money market funds	11,039

Total investment income	10,986,937

Expenses:
Advisory fees	24,520,166

Administrative services fees	587,962

Custodian fees	17,195

Distribution fees:
Class A	4,541,807

Class C	639,416

Class R	306,941

Transfer agent fees – A, C, R and Y	5,785,236

Transfer agent fees – R5	14,743

Transfer agent fees – R6	45,308

Trustees’ and officers’ fees and benefits	69,888

Registration and filing fees	169,481

Reports to shareholders	218,001

Professional services fees	68,758

Other	59,526

Total expenses	37,044,428

Less: Fees waived and/or expense offset arrangement(s)	(38,710)

Net expenses	37,005,718

Net investment income (loss)	(26,018,781)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $ 41,751,785)	764,555,354

Affiliated investment securities	(800)

764,554,554

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	528,634,756

Affiliated investment securities	(429)

528,634,327

Net realized and unrealized gain	1,293,188,881

Net increase in net assets resulting from operations	$1,267,170,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Discovery Fund

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(26,018,781)	$(16,776,906)

Net realized gain	764,554,554	372,753,244

Change in net unrealized appreciation	528,634,327	377,346,043

Net increase in net assets resulting from operations	1,267,170,100	733,322,381

Distributions to shareholders from distributable earnings:
Class A	(197,209,391)	(86,045,860)

Class C	(12,946,163)	(6,641,253)

Class R	(6,999,670)	(3,469,514)

Class Y	(130,395,316)	(48,063,048)

Class R5	(1,378,872)	(859,621)

Class R6	(41,357,180)	(12,807,773)

Total distributions from distributable earnings	(390,286,592)	(157,887,069)

Share transactions–net:
Class A	35,169,447	(54,010,974)

Class C	(26,700,679)	(13,122,878)

Class R	(938,936)	(8,387,487)

Class Y	115,479,042	215,035,001

Class R5	(2,926,986)	12,372,018

Class R6	107,263,465	3,702,674

Net increase in net assets resulting from share transactions	227,345,353	155,588,354

Net increase in net assets	1,104,228,861	731,023,666

Net assets:
Beginning of year	3,447,086,077	2,716,062,411

End of year	$4,551,314,938	$3,447,086,077

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Discovery Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 08/31/21	$101.13	$(0.85)	$36.59	$35.74	$(12.31)	$124.56	37.24	%(e)	$2,090,984	1.01	%(e)	1.01	%(e)	(0.74	)%(e)	61%
Year ended 08/31/20	84.02	(0.59)	22.93	22.34	(5.23)	101.13	28.07	(e)	1,656,602	1.05	(e)	1.05	(e)	(0.71	)(e)	76
Eleven months ended 08/31/19	94.78	(0.50)	1.69	1.19	(11.95)	84.02	4.57		1,432,064	1.08	(f)	1.08	(f)	(0.70	)(f)	83
Year ended 09/30/18	81.76	(0.65)	23.33	22.68	(9.66)	94.78	30.77		1,442,859	1.07		1.07		(0.76)		91
Year ended 09/30/17	71.38	(0.53)	13.84	13.31	(2.93)	81.76	19.44	(g)	1,208,643	1.10		1.11		(0.72)		107
Year ended 09/30/16	71.30	(0.51)	5.23	4.72	(4.64)	71.38	6.81	(g)	1,202,463	1.11		1.11		(0.76)		89
Class C
Year ended 08/31/21	64.09	(1.03)	22.38	21.35	(12.31)	73.13	36.20		56,388	1.78		1.78		(1.51)		61
Year ended 08/31/20	55.50	(0.79)	14.61	13.82	(5.23)	64.09	27.08		74,315	1.82		1.82		(1.48)		76
Eleven months ended 08/31/19	67.90	(0.70)	0.25	(0.45)	(11.95)	55.50	3.84		78,075	1.84	(f)	1.84	(f)	(1.47	)(f)	83
Year ended 09/30/18	61.61	(0.94)	16.89	15.95	(9.66)	67.90	29.78		159,027	1.83		1.83		(1.52)		91
Year ended 09/30/17	54.91	(0.83)	10.46	9.63	(2.93)	61.61	18.52	(g)	139,622	1.86		1.86		(1.48)		107
Year ended 09/30/16	56.27	(0.79)	4.07	3.28	(4.64)	54.91	6.02	(g)	141,939	1.87		1.87		(1.52)		89
Class R
Year ended 08/31/21	91.16	(1.03)	32.75	31.72	(12.31)	110.57	36.89		64,908	1.28		1.28		(1.01)		61
Year ended 08/31/20	76.43	(0.74)	20.70	19.96	(5.23)	91.16	27.72		53,981	1.32		1.32		(0.98)		76
Eleven months ended 08/31/19	87.70	(0.62)	1.30	0.68	(11.95)	76.43	4.32		53,737	1.33	(f)	1.33	(f)	(0.96	)(f)	83
Year ended 09/30/18	76.52	(0.81)	21.65	20.84	(9.66)	87.70	30.43		54,734	1.33		1.33		(1.02)		91
Year ended 09/30/17	67.17	(0.68)	12.96	12.28	(2.93)	76.52	19.11	(g)	48,470	1.37		1.37		(0.98)		107
Year ended 09/30/16	67.52	(0.65)	4.94	4.29	(4.64)	67.17	6.56	(g)	51,465	1.37		1.37		(1.02)		89
Class Y
Year ended 08/31/21	117.95	(0.69)	43.04	42.35	(12.31)	147.99	37.56		1,769,717	0.78		0.78		(0.51)		61
Year ended 08/31/20	96.93	(0.46)	26.71	26.25	(5.23)	117.95	28.37		1,316,860	0.82		0.82		(0.48)		76
Eleven months ended 08/31/19	106.92	(0.38)	2.34	1.96	(11.95)	96.93	4.80		882,530	0.84	(f)	0.84	(f)	(0.47	)(f)	83
Year ended 09/30/18	90.84	(0.51)	26.25	25.74	(9.66)	106.92	31.07		791,784	0.84		0.84		(0.53)		91
Year ended 09/30/17	78.81	(0.39)	15.35	14.96	(2.93)	90.84	19.70	(g)	518,827	0.87		0.87		(0.48)		107
Year ended 09/30/16	78.08	(0.39)	5.76	5.37	(4.64)	78.81	7.08	(g)	433,404	0.87		0.87		(0.52)		89
Class R5
Year ended 08/31/21	101.62	(0.52)	36.83	36.31	(12.31)	125.62	37.67		15,580	0.72		0.72		(0.45)		61
Year ended 08/31/20	84.11	(0.27)	23.01	22.74	(5.23)	101.62	28.54		15,413	0.68		0.68		(0.34)		76
Period ended 08/31/19(h)	77.56	(0.08)	6.63	6.55	-	84.11	8.44		11	0.71	(f)	0.71	(f)	(0.34	)(f)	83
Class R6
Year ended 08/31/21	120.70	(0.50)	44.13	43.63	(12.31)	152.02	37.78		553,738	0.63		0.63		(0.36)		61
Year ended 08/31/20	98.92	(0.30)	27.31	27.01	(5.23)	120.70	28.58		329,915	0.65		0.65		(0.31)		76
Eleven months ended 08/31/19	108.66	(0.25)	2.46	2.21	(11.95)	98.92	4.96		269,645	0.67	(f)	0.67	(f)	(0.30	)(f)	83
Year ended 09/30/18	92.03	(0.35)	26.64	26.29	(9.66)	108.66	31.29		254,704	0.67		0.67		(0.36)		91
Year ended 09/30/17	79.66	(0.25)	15.55	15.30	(2.93)	92.03	19.92	(g)	153,563	0.68		0.68		(0.30)		107
Year ended 09/30/16	78.73	(0.24)	5.81	5.57	(4.64)	79.66	7.28	(g)	91,907	0.68		0.68		(0.33)		89

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the eleven months ended August 31, 2019 and years ended September 30, 2018, 2017, and 2016, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% for Class A for the years ended August 31, 2021 and 2020.

(f)	Annualized.
(g)	The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Discovery Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

15	Invesco Discovery Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $ 200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $700 million	0.600%
Next $3.5 billion	0.580%
Over $5 billion	0.550%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.59%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary

16	Invesco Discovery Fund

to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.08%, 1.84%, 1.33%, 0.84%, 0.73% and 0.68%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2021, the Adviser waived advisory fees of $32,620.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2021, IDI advised the Fund that IDI retained $80,498 in front-end sales commissions from the sale of Class A shares and $50 and $679 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2021, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2021, the Fund engaged in securities purchases of $5,574,682 and securities sales of $43,772,190, which resulted in net realized gains of $41,751,785.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,090.

17	Invesco Discovery Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021	2020
Long-term capital gain	$390,286,592	$157,887,069

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$22,640,018

Undistributed long-term capital gain	599,633,438

Net unrealized appreciation – investments	1,693,406,681

Temporary book/tax differences	(238,924)

Shares of beneficial interest	2,235,873,725

Total net assets	$4,551,314,938

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2021 was $2,476,166,930 and $2,669,437,136, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,751,076,959

Aggregate unrealized (depreciation) of investments	(57,670,278)

Net unrealized appreciation of investments	$1,693,406,681

Cost of investments for tax purposes is $2,877,695,214.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and equalization payment, on August 31, 2021, undistributed net investment income (loss) was increased by $49,670,216, undistributed net realized gain was decreased by $109,573,216 and shares of beneficial interest was increased by $59,903,000. This reclassification had no effect on the net assets of the Fund.

18	Invesco Discovery Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended August 31, 2021(a)		Year ended August 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	1,016,233	$114,997,427	1,156,066	$96,841,619

Class C	106,314	7,235,459	155,930	8,276,894

Class R	101,006	10,165,104	93,387	7,063,270

Class Y	4,904,387	657,136,247	5,517,525	543,575,040

Class R5	28,082	3,182,915	186,090	15,172,671

Class R6	1,761,534	227,194,038	842,005	85,237,915

Issued as reinvestment of dividends:
Class A	1,764,918	190,028,770	1,020,906	83,453,886

Class C	200,358	12,734,759	125,765	6,549,888

Class R	72,892	6,980,173	46,861	3,459,278

Class Y	967,828	123,610,929	485,374	46,193,043

Class R5	12,709	1,377,285	10,485	858,946

Class R6	306,916	40,224,371	125,718	12,231,140

Automatic conversion of Class C shares to Class A shares:
Class A	261,568	29,553,220	97,760	8,348,142

Class C	(441,483)	(29,553,220)	(151,798)	(8,348,142)

Reacquired:
Class A	(2,636,187)	(299,409,970)	(2,937,700)	(242,654,621)

Class C	(253,580)	(17,117,677)	(377,214)	(19,601,518)

Class R	(178,999)	(18,084,213)	(251,162)	(18,910,035)

Class Y	(5,079,120)	(665,268,134)	(3,942,230)	(374,733,082)

Class R5	(68,429)	(7,487,186)	(45,044)	(3,659,599)

Class R6	(1,159,227)	(160,154,944)	(960,330)	(93,766,381)

Net increase in share activity	1,687,720	$227,345,353	1,198,394	$155,588,354

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Discovery Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Discovery Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended August 31, 2021 and the eleven months ended August 31, 2019 for Class A, Class C, Class R, Class Y and Class R6 For each of the two years in the period ended August 31, 2021 and the period May 24, 2019 (commencement of operations) through August 31, 2019 for Class R5

The financial statements of Oppenheimer Discovery Fund (subsequently renamed Invesco Discovery Fund) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 25, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Discovery Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/21)	(08/31/21)[1]	Period[2]	(08/31/21)	Period[2]	Ratio
Class A	$1,000.00	$1,060.00	$5.24	$1,020.11	$5.14	1.01%
Class C	1,000.00	1,055.80	9.22	1,016.23	9.05	1.78
Class R	1,000.00	1,058.60	6.64	1,018.75	6.51	1.28
Class Y	1,000.00	1,061.20	4.05	1,021.27	3.97	0.78
Class R5	1,000.00	1,061.60	3.74	1,021.58	3.67	0.72
Class R6	1,000.00	1,061.90	3.27	1,022.03	3.21	0.63

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Discovery Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Discovery Fund’s (formerly, Invesco Oppenheimer Discovery Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Russell 2000® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and three year periods, and first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

22	Invesco Discovery Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2020.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.

The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco Discovery Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$450,189,592
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24	Invesco Discovery Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	184	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	184	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-5	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Discovery Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-DIS-AR-1

Annual Report to Shareholders	August 31, 2021

Invesco Equally-Weighted S&P 500 Fund

Nasdaq:

A: VADAX ∎ C: VADCX ∎ R: VADRX ∎ Y: VADDX ∎ R6: VADFX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
6	Liquidity Risk Management Program
8	Schedule of Investments
16	Financial Statements
19	Financial Highlights
20	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Contracts
30	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2021, Class A shares of Invesco Equally-Weighted S&P 500 Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Equal Weight Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 8/31/20 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	41.81%
Class C Shares	40.84
Class R Shares	41.44
Class Y Shares	42.15
Class R6 Shares	42.30
S&P 500 Index▼ (Broad Market Index)	31.17
S&P 500 Equal Weight Index▼ (Style-Specific Index)	42.70
Lipper Multi-Cap Core Funds Index∎ (Peer Group Index)	33.64
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October of 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Volatility also increased as investors became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January of 2021. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.63%1 at the fiscal year-end. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March of 2021 saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April of 2021.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July of 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. The Consumer Price Index (CPI) reported for both June and July increased 5.4% over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August of 2021 due to increasing COVID-19 infection rates in the US and abroad, as well as continued inflation concerns. For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

    The Fund generally invests in each common stock represented in the S&P 500 Equal Weight Index, which is an equally weighted version of the S&P 500 Index. The S&P 500 Index is a stock market index that includes common stocks of 500 companies in proportion to their market capitalization.

    During the fiscal year, on an absolute basis, holdings in the financials, information technology (IT) and industrials sectors contributed most significantly to the Fund’s return. No sectors detracted from the Fund’s return during the fiscal year.

    Leading contributors to the Fund’s performance for the fiscal year included Tapestry, ViacomCBS, Devon Energy and Bath & Body Works. Tapestry, a luxury fashion holding company, reported strong revenue and earnings as consumer demand for luxury goods increased as a result of the reopening of economies around the world. Devon Energy posted improving free cash flow and earnings as the strong demand for oil continued causing prices to surge. Bath & Body Works benefited from increased consumer demand as global economies reopened, causing the company to report strong earnings and revenue growth.

    Top detractors from the Fund’s performance for the fiscal year were Vertex Pharmaceuticals and Citrix Systems. Vertex Pharmaceuticals’ decision to stop the development of an experimental drug during a Phase 2 trial was the main cause of its negative performance. Citrix Systems experienced downward pressure on its stocks as the company reported a series of earnings below analyst expectation despite company management revising guidance down. Other detractors included Clorox Company and

Incyte.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which generated a positive return and added to the Fund’s absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Equally-Weighted S&P 500 Fund.

1	Source: Bloomberg LP
2	Source: Bureau of Labor Statistics, July 13, 2021
3	Source: Lipper Inc.

2                         Invesco Equally-Weighted S&P 500 Fund

Portfolio manager(s):

Pratik Doshi

Peter Hubbard

Michael Jeanette

Tony Seisser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                         Invesco Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

*Includes the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the index that occurred on April 24, 2020.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                         Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	9.51%
10 Years	14.08
5 Years	13.64
1 Year	34.01

Class C Shares
Inception (7/28/97)	9.49%
10 Years	14.05
5 Years	14.11
1 Year	39.84

Class R Shares
Inception (3/31/08)	11.41%
10 Years	14.44
5 Years	14.65
1 Year	41.44

Class Y Shares
Inception (7/28/97)	10.03%
10 Years	15.01
5 Years	15.22
1 Year	42.15

Class R6 Shares
10 Years	15.09%
5 Years	15.36
1 Year	42.30

Returns above include the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the index that occurred on April

24, 2020. Had the pay-in not been made, average annual total returns for 5 Years, 10 Years and Inception (if applicable) were estimated at 13.39%, 13.95% and 9.46% for Class A shares; 13.84%, 12.44% and 9.20% for Class C shares; 14.39%,14.31% and 11.32% for Class R shares; 14.97%, 14.89% and 9.98% for Class Y shares; and 15.11% and 14.96% for Class R6 shares, respectively. The 1 Year return was not impacted.

Effective June 1, 2010, Class A, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C and Class R and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                         Invesco Equally-Weighted S&P 500 Fund

Supplemental Information

Invesco Equally-Weighted S&P 500 Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The S&P 500® Equal Weight Index is the equally-weighted version of the S&P 500® Index, which is considered representative of the US stock market.
∎	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                         Invesco Equally-Weighted S&P 500 Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	15.29%
Industrials	14.42
Health Care	13.66
Financials	12.81
Consumer Discretionary	12.15
Consumer Staples	6.02
Real Estate	5.79
Utilities	5.51
Materials	5.35
Communication Services	4.23
Energy	3.69
Money Market Funds Plus Other Assets Less Liabilities	1.08

Top 10 Equity Holdings*

% of total net assets
1. Paycom Software, Inc.	0.28%
2. Monolithic Power Systems, Inc.	0.27
3. Chipotle Mexican Grill, Inc.	0.27
4. Albemarle Corp.	0.27
5. Fortinet, Inc.	0.27
6. Advanced Micro Devices, Inc.	0.26
7. Bio-Rad Laboratories, Inc., Class A	0.26
8. ResMed, Inc.	0.26
9. Gartner, Inc.	0.26
10. MSCI, Inc.	0.26

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2021.

7                         Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

August 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests-98.92%
Advertising-0.38%
Interpublic Group of Cos., Inc. (The)	431,287	$16,056,815
Omnicom Group, Inc.	175,787	12,871,124
		28,927,939

Aerospace & Defense-2.07%
Boeing Co. (The)(b)	59,579	13,077,590
General Dynamics Corp.	76,938	15,411,451
Howmet Aerospace, Inc.	416,533	13,224,923
Huntington Ingalls Industries, Inc.	66,664	13,610,789
L3Harris Technologies, Inc.	65,977	15,373,301
Lockheed Martin Corp.	37,998	13,671,680
Northrop Grumman Corp.	39,281	14,443,624
Raytheon Technologies Corp.	165,891	14,060,921
Teledyne Technologies, Inc.(b)	34,740	16,097,821
Textron, Inc.	215,454	15,657,042
TransDigm Group, Inc.(b)(c)	22,257	13,520,460
		158,149,602

Agricultural & Farm Machinery-0.21%
Deere & Co.	43,132	16,305,190

Agricultural Products-0.18%
Archer-Daniels-Midland Co.	223,224	13,393,440

Air Freight & Logistics-0.72%
C.H. Robinson Worldwide, Inc.	147,328	13,268,360
Expeditors International of Washington, Inc.	117,243	14,613,167
FedEx Corp.	49,758	13,220,203
United Parcel Service, Inc., Class B	72,503	14,183,762
		55,285,492

Airlines-0.82%
Alaska Air Group, Inc.(b)	224,997	12,901,328
American Airlines Group, Inc.(b)(c)	626,128	12,484,992
Delta Air Lines, Inc.(b)	316,834	12,812,767
Southwest Airlines Co.(b)(c)	255,911	12,739,250
United Airlines Holdings, Inc.(b)(c)	260,665	12,123,529
		63,061,866

Alternative Carriers-0.16%
Lumen Technologies, Inc.(c)	978,272	12,032,746

Apparel Retail-0.82%
Bath & Body Works, Inc.	287,094	19,373,103
Gap, Inc. (The)	455,982	12,188,399
Ross Stores, Inc.	122,692	14,526,733
TJX Cos., Inc. (The)	224,038	16,292,043
		62,380,278

Apparel, Accessories & Luxury Goods-1.11%
Hanesbrands, Inc.	754,366	14,091,557
PVH Corp.(b)	130,332	13,657,490
Ralph Lauren Corp.	120,042	13,940,477
Tapestry, Inc.(b)	332,568	13,409,142
Under Armour, Inc., Class A(b)	363,129	8,402,805
Under Armour, Inc., Class C(b)	375,157	7,525,649

	Shares	Value
Apparel, Accessories & Luxury Goods-(continued)
VF Corp.	179,384	$13,717,495
		84,744,615

Application Software-2.44%
Adobe, Inc.(b)	27,219	18,065,250
ANSYS, Inc.(b)	43,793	16,000,210
Autodesk, Inc.(b)	53,089	16,462,368
Cadence Design Systems, Inc.(b)	113,960	18,630,181
Citrix Systems, Inc.	122,355	12,586,659
Intuit, Inc.	31,203	17,664,330
Paycom Software, Inc.(b)	43,332	21,185,015
PTC, Inc.(b)	107,995	14,218,622
salesforce.com, inc.(b)	61,308	16,263,173
Synopsys, Inc.(b)	56,003	18,606,437
Tyler Technologies, Inc.(b)	34,200	16,610,940
		186,293,185

Asset Management & Custody Banks-1.60%
Ameriprise Financial, Inc.	56,980	15,550,412
Bank of New York Mellon Corp. (The)	292,260	16,138,597
BlackRock, Inc.	16,729	15,780,298
Franklin Resources, Inc.	423,477	13,737,594
Invesco Ltd.(d)	502,825	12,731,529
Northern Trust Corp.	125,290	14,849,371
State Street Corp.	175,934	16,346,028
T. Rowe Price Group, Inc.	75,962	17,005,613
		122,139,442

Auto Parts & Equipment-0.34%
Aptiv PLC(b)	93,983	14,303,273
BorgWarner, Inc.	278,450	11,884,246
		26,187,519

Automobile Manufacturers-0.55%
Ford Motor Co.(b)	964,187	12,563,357
General Motors Co.(b)(e)	239,596	11,742,600
Tesla, Inc.(b)	24,156	17,772,052
		42,078,009

Automotive Retail-0.83%
Advance Auto Parts, Inc.	73,871	14,984,732
AutoZone, Inc.(b)	10,565	16,366,770
CarMax, Inc.(b)	126,083	15,786,853
O’Reilly Automotive, Inc.(b)	27,550	16,366,904
		63,505,259

Biotechnology-1.61%
AbbVie, Inc.	127,645	15,416,963
Amgen, Inc.	60,686	13,686,514
Biogen, Inc.(b)	37,143	12,588,134
Gilead Sciences, Inc.	214,233	15,591,878
Incyte Corp.(b)	178,406	13,646,275
Moderna, Inc.(b)	48,152	18,138,377
Regeneron Pharmaceuticals, Inc.(b)	28,033	18,877,422
Vertex Pharmaceuticals, Inc.(b)	76,328	15,287,735
		123,233,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Brewers-0.15%
Molson Coors Beverage Co., Class B(c)	245,710	$11,678,596

Broadcasting-0.56%
Discovery, Inc., Class A(b)(c)	178,833	5,157,544
Discovery, Inc., Class C(b)	318,815	8,796,106
Fox Corp., Class A	269,967	10,107,565
Fox Corp., Class B	124,115	4,298,102
ViacomCBS, Inc., Class B	347,881	14,419,667
		42,778,984

Building Products-1.45%
A.O. Smith Corp.	213,704	15,540,555
Allegion PLC	106,221	15,294,762
Carrier Global Corp.	319,583	18,407,981
Fortune Brands Home & Security, Inc.	149,284	14,535,783
Johnson Controls International PLC	219,761	16,438,123
Masco Corp.	250,770	15,226,754
Trane Technologies PLC	79,538	15,788,293
		111,232,251

Cable & Satellite-0.64%
Charter Communications, Inc., Class A(b)	21,454	17,520,624
Comcast Corp., Class A	259,015	15,717,030
DISH Network Corp., Class A(b)(c)	367,676	16,026,997
		49,264,651

Casinos & Gaming-0.86%
Caesars Entertainment, Inc.(b)	133,558	13,573,500
Las Vegas Sands Corp.(b)	264,835	11,814,289
MGM Resorts International	340,958	14,531,630
Penn National Gaming, Inc.(b)(c)	175,725	14,251,298
Wynn Resorts Ltd.(b)(c)	115,851	11,780,888
		65,951,605

Commodity Chemicals-0.35%
Dow, Inc.	216,659	13,627,851
LyondellBasell Industries N.V., Class A	133,849	13,431,747
		27,059,598

Communications Equipment-1.02%
Arista Networks, Inc.(b)	40,476	14,957,096
Cisco Systems, Inc.	268,994	15,876,026
F5 Networks, Inc.(b)	76,439	15,560,687
Juniper Networks, Inc.	513,874	14,892,069
Motorola Solutions, Inc.	69,392	16,946,914
		78,232,792

Computer & Electronics Retail-0.20%
Best Buy Co., Inc.	128,727	14,997,983

Construction & Engineering-0.21%
Quanta Services, Inc.	159,930	16,328,853

Construction Machinery & Heavy Trucks-0.75%
Caterpillar, Inc.	66,754	14,076,416
Cummins, Inc.	58,931	13,906,537
PACCAR, Inc.	159,497	13,058,020
Wabtec Corp.	180,571	16,213,470
		57,254,443

Construction Materials-0.41%
Martin Marietta Materials, Inc.	41,774	15,926,338

	Shares	Value
Construction Materials-(continued)
Vulcan Materials Co.	84,555	$15,721,311
		31,647,649

Consumer Electronics-0.23%
Garmin Ltd.	101,774	17,752,439

Consumer Finance-0.79%
American Express Co.	89,556	14,862,714
Capital One Financial Corp.	91,707	15,220,611
Discover Financial Services	119,633	15,339,343
Synchrony Financial	298,415	14,846,146
		60,268,814

Copper-0.17%
Freeport-McMoRan, Inc.	360,656	13,124,272

Data Processing & Outsourced Services-2.29%
Automatic Data Processing, Inc.	73,793	15,425,689
Broadridge Financial Solutions, Inc.	90,518	15,589,010
Fidelity National Information Services, Inc.	101,152	12,924,191
Fiserv, Inc.(b)	133,692	15,747,581
FleetCor Technologies, Inc.(b)	54,188	14,266,617
Global Payments, Inc.	76,138	12,383,084
Jack Henry & Associates, Inc.	90,624	15,984,261
Mastercard, Inc., Class A	40,308	13,955,839
Paychex, Inc.	140,312	16,061,515
PayPal Holdings, Inc.(b)	54,275	15,667,021
Visa, Inc., Class A	62,704	14,365,486
Western Union Co. (The)	590,492	12,778,247
		175,148,541

Distillers & Vintners-0.35%
Brown-Forman Corp., Class B	194,981	13,691,566
Constellation Brands, Inc., Class A	61,931	13,076,111
		26,767,677

Distributors-0.61%
Genuine Parts Co.	114,181	13,951,776
LKQ Corp.(b)	297,451	15,672,693
Pool Corp.	34,133	16,871,942
		46,496,411

Diversified Banks-0.95%
Bank of America Corp.	351,954	14,694,079
Citigroup, Inc.	192,635	13,852,383
JPMorgan Chase & Co.	91,913	14,701,484
U.S. Bancorp	249,117	14,296,825
Wells Fargo & Co.	322,521	14,739,210
		72,283,981

Diversified Chemicals-0.17%
Eastman Chemical Co.	117,551	13,302,071

Diversified Support Services-0.44%
Cintas Corp.	41,755	16,525,376
Copart, Inc.(b)	118,014	17,031,781
		33,557,157

Drug Retail-0.18%
Walgreens Boots Alliance, Inc.	266,367	13,518,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Electric Utilities-3.01%
Alliant Energy Corp.	251,499	$15,288,624
American Electric Power Co., Inc.	173,818	15,568,878
Duke Energy Corp.	144,538	15,127,347
Edison International	254,145	14,699,747
Entergy Corp.	135,237	14,958,565
Evergy, Inc.(c)	229,518	15,710,507
Eversource Energy	177,911	16,141,865
Exelon Corp.	314,064	15,395,417
FirstEnergy Corp.	380,103	14,774,604
NextEra Energy, Inc.(e)	200,473	16,837,727
NRG Energy, Inc.	394,980	18,038,737
Pinnacle West Capital Corp.	168,029	12,921,430
PPL Corp.	502,311	14,742,828
Southern Co. (The)	230,740	15,166,540
Xcel Energy, Inc.	211,860	14,565,375
		229,938,191

Electrical Components & Equipment-1.09%
AMETEK, Inc.	108,441	14,744,723
Eaton Corp. PLC	100,476	16,916,139
Emerson Electric Co.	151,838	16,018,909
Generac Holdings, Inc.(b)	42,193	18,437,497
Rockwell Automation, Inc.(c)	51,849	16,874,257
		82,991,525

Electronic Components-0.39%
Amphenol Corp., Class A	215,234	16,493,381
Corning, Inc.	341,352	13,650,667
		30,144,048

Electronic Equipment & Instruments-0.69%
Keysight Technologies, Inc.(b)	99,661	17,877,190
Trimble, Inc.(b)	187,416	17,658,335
Zebra Technologies Corp., Class A(b)	28,975	17,013,251
		52,548,776

Electronic Manufacturing Services-0.37%
IPG Photonics Corp.(b)	72,361	12,350,576
TE Connectivity Ltd.	107,538	16,154,358
		28,504,934

Environmental & Facilities Services-0.66%
Republic Services, Inc.	134,460	16,690,520
Rollins, Inc.	442,160	17,208,867
Waste Management, Inc.	105,302	16,333,393
		50,232,780

Fertilizers & Agricultural Chemicals-0.68%
CF Industries Holdings, Inc.	273,844	12,437,994
Corteva, Inc.	330,776	14,544,221
FMC Corp.	123,370	11,551,133
Mosaic Co. (The)(e)	425,925	13,706,267
		52,239,615

Financial Exchanges & Data-1.71%
Cboe Global Markets, Inc.	129,326	16,314,475
CME Group, Inc., Class A	68,697	13,857,559
Intercontinental Exchange, Inc.	130,761	15,629,862
MarketAxess Holdings, Inc.	33,418	15,904,295
Moody’s Corp.	42,736	16,272,587
MSCI, Inc.	30,725	19,497,471

	Shares	Value
Financial Exchanges & Data-(continued)
Nasdaq, Inc.	85,185	$16,677,519
S&P Global, Inc.	37,537	16,659,671
		130,813,439

Food Distributors-0.19%
Sysco Corp.	184,459	14,692,159

Food Retail-0.23%
Kroger Co. (The)	380,594	17,518,742

Footwear-0.24%
NIKE, Inc., Class B	111,662	18,395,198

Gas Utilities-0.18%
Atmos Energy Corp.	144,737	14,113,305

General Merchandise Stores-0.58%
Dollar General Corp.	70,387	15,689,966
Dollar Tree, Inc.(b)	145,610	13,183,530
Target Corp.	63,247	15,620,744
		44,494,240

Gold-0.16%
Newmont Corp.	209,540	12,151,225

Health Care Distributors-0.75%
AmerisourceBergen Corp.	122,937	15,024,131
Cardinal Health, Inc.	248,402	13,038,621
Henry Schein, Inc.(b)	186,728	14,114,770
McKesson Corp.	75,360	15,383,990
		57,561,512

Health Care Equipment-3.73%
Abbott Laboratories	134,044	16,939,140
ABIOMED, Inc.(b)	49,242	17,922,118
Baxter International, Inc.	179,144	13,654,356
Becton, Dickinson and Co.	60,718	15,282,721
Boston Scientific Corp.(b)	343,341	15,501,846
Danaher Corp.	59,642	19,333,551
DexCom, Inc.(b)	36,815	19,490,597
Edwards Lifesciences Corp.(b)	147,342	17,265,536
Hologic, Inc.(b)	232,415	18,395,647
IDEXX Laboratories, Inc.(b)	25,207	16,983,468
Intuitive Surgical, Inc.(b)	17,047	17,960,037
Medtronic PLC	119,024	15,887,324
ResMed, Inc.	67,402	19,582,303
STERIS PLC	74,210	15,955,892
Stryker Corp.	57,597	15,960,129
Teleflex, Inc.	37,436	14,804,441
Zimmer Biomet Holdings, Inc.	93,081	14,004,036
		284,923,142

Health Care Facilities-0.42%
HCA Healthcare, Inc.	69,596	17,606,396
Universal Health Services, Inc., Class B	91,861	14,308,269
		31,914,665

Health Care REITs-0.60%
Healthpeak Properties, Inc.	423,599	15,249,564
Ventas, Inc.	253,620	14,187,503
Welltower, Inc.(c)	184,899	16,184,209
		45,621,276

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Services-1.03%
Cigna Corp.	60,917	$12,893,083
CVS Health Corp.	172,374	14,891,390
DaVita, Inc.(b)	120,494	15,757,000
Laboratory Corp. of America Holdings(b)	56,982	17,287,199
Quest Diagnostics, Inc.	115,742	17,688,850
		78,517,522

Health Care Supplies-0.89%
Align Technology, Inc.(b)	24,091	17,080,519
Cooper Cos., Inc. (The)	39,268	17,698,480
DENTSPLY SIRONA, Inc.	224,687	13,863,188
West Pharmaceutical Services, Inc.	42,663	19,267,464
		67,909,651

Health Care Technology-0.18%
Cerner Corp.	181,282	13,840,881

Home Furnishings-0.37%
Leggett & Platt, Inc.	272,829	13,202,195
Mohawk Industries, Inc.(b)	76,284	15,085,924
		28,288,119

Home Improvement Retail-0.41%
Home Depot, Inc. (The)	47,407	15,463,215
Lowe’s Cos., Inc.	77,212	15,742,755
		31,205,970

Homebuilding-0.84%
D.R. Horton, Inc.	166,041	15,876,840
Lennar Corp., Class A(c)	158,861	17,047,374
NVR, Inc.(b)	3,155	16,342,711
PulteGroup, Inc.	271,122	14,602,631
		63,869,556

Hotel & Resort REITs-0.18%
Host Hotels & Resorts, Inc.(b)(c)	822,600	13,622,256

Hotels, Resorts & Cruise Lines-1.21%
Booking Holdings, Inc.(b)	6,393	14,701,790
Carnival Corp.(b)(c)	492,241	11,882,698
Expedia Group, Inc.(b)	85,190	12,309,955
Hilton Worldwide Holdings, Inc.(b)	114,554	14,303,212
Marriott International, Inc., Class A(b)	102,682	13,876,446
Norwegian Cruise Line Holdings Ltd.(b)(c)	457,113	11,811,800
Royal Caribbean Cruises Ltd.(b)	163,533	13,529,085
		92,414,986

Household Appliances-0.19%
Whirlpool Corp.	65,210	14,445,971

Household Products-0.96%
Church & Dwight Co., Inc.	173,961	14,553,577
Clorox Co. (The)(c)	83,633	14,054,526
Colgate-Palmolive Co.	176,166	13,732,140
Kimberly-Clark Corp.	113,557	15,649,290
Procter & Gamble Co. (The)	109,245	15,555,395
		73,544,928

Housewares & Specialties-0.17%
Newell Brands, Inc.	525,420	13,350,922

	Shares	Value
Human Resource & Employment Services-0.22%
Robert Half International, Inc.	162,542	$16,806,843

Hypermarkets & Super Centers-0.43%
Costco Wholesale Corp.	38,584	17,574,626
Walmart, Inc.	104,673	15,502,071
		33,076,697

Independent Power Producers & Energy Traders-0.18%
AES Corp. (The)	569,273	13,588,546

Industrial Conglomerates-0.77%
3M Co.	72,644	14,146,692
General Electric Co.	134,521	14,179,859
Honeywell International, Inc.	65,427	15,173,175
Roper Technologies, Inc.	32,081	15,504,106
		59,003,832

Industrial Gases-0.38%
Air Products and Chemicals, Inc.	49,037	13,215,962
Linde PLC (United Kingdom)	50,590	15,915,108
		29,131,070

Industrial Machinery-2.24%
Dover Corp.	97,080	16,926,869
Fortive Corp.	206,225	15,233,841
IDEX Corp.	66,891	14,983,584
Illinois Tool Works, Inc.	63,299	14,739,805
Ingersoll Rand, Inc.(b)	307,253	16,290,554
Otis Worldwide Corp.	182,925	16,869,344
Parker-Hannifin Corp.	48,788	14,473,936
Pentair PLC	218,328	16,846,188
Snap-on, Inc.	61,675	13,873,791
Stanley Black & Decker, Inc.	72,444	14,001,252
Xylem, Inc.	124,685	16,995,812
		171,234,976

Industrial REITs-0.41%
Duke Realty Corp.	298,839	15,692,036
Prologis, Inc.	118,136	15,908,194
		31,600,230

Insurance Brokers-0.80%
Aon PLC, Class A	58,906	16,897,775
Arthur J. Gallagher & Co.	101,879	14,631,862
Marsh & McLennan Cos., Inc.	106,052	16,671,374
Willis Towers Watson PLC	57,217	12,628,937
		60,829,948

Integrated Oil & Gas-0.52%
Chevron Corp.	136,528	13,211,815
Exxon Mobil Corp.	236,976	12,919,931
Occidental Petroleum Corp.	520,041	13,359,853
		39,491,599

Integrated Telecommunication Services-0.37%
AT&T, Inc.	502,482	13,778,056
Verizon Communications, Inc.	256,981	14,133,955
		27,912,011

Interactive Home Entertainment-0.52%
Activision Blizzard, Inc.	150,105	12,364,149
Electronic Arts, Inc.	100,641	14,614,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Interactive Home Entertainment-(continued)
Take-Two Interactive Software, Inc.(b)	79,030	$12,741,216
		39,719,445

Interactive Media & Services-0.65%
Alphabet, Inc., Class A(b)	3,044	8,809,184
Alphabet, Inc., Class C(b)	2,918	8,489,162
Facebook, Inc., Class A(b)	44,474	16,872,546
Twitter, Inc.(b)	243,517	15,706,847
		49,877,739

Internet & Direct Marketing Retail-0.67%
Amazon.com, Inc.(b)	4,403	15,281,888
eBay, Inc.	219,466	16,841,821
Etsy, Inc.(b)(c)	88,848	19,214,269
		51,337,978

Internet Services & Infrastructure-0.37%
Akamai Technologies, Inc.(b)	124,379	14,085,922
VeriSign, Inc.(b)	66,664	14,416,756
		28,502,678

Investment Banking & Brokerage-0.83%
Charles Schwab Corp. (The)	199,307	14,519,515
Goldman Sachs Group, Inc. (The)	38,971	16,114,898
Morgan Stanley	160,052	16,714,231
Raymond James Financial, Inc.	112,378	15,721,682
		63,070,326

IT Consulting & Other Services-1.04%
Accenture PLC, Class A	51,643	17,380,968
Cognizant Technology Solutions Corp., Class A	206,776	15,779,077
DXC Technology Co.(b)	355,692	13,061,010
Gartner, Inc.(b)	63,233	19,522,556
International Business Machines Corp.	97,387	13,667,292
		79,410,903

Leisure Products-0.19%
Hasbro, Inc.	151,152	14,859,753

Life & Health Insurance-1.31%
Aflac, Inc.	261,917	14,845,456
Globe Life, Inc.	141,444	13,588,525
Lincoln National Corp.	217,587	14,937,347
MetLife, Inc.	229,804	14,247,848
Principal Financial Group, Inc.	227,112	15,173,353
Prudential Financial, Inc.	139,607	14,781,589
Unum Group	484,152	12,888,126
		100,462,244

Life Sciences Tools & Services-2.27%
Agilent Technologies, Inc.	102,646	18,011,294
Bio-Rad Laboratories, Inc., Class A(b)	24,486	19,706,822
Bio-Techne Corp.	30,450	15,198,813
Charles River Laboratories International, Inc.(b)	41,844	18,572,878
Illumina, Inc.(b)	32,510	14,862,272
IQVIA Holdings, Inc.(b)	60,519	15,718,600
Mettler-Toledo International, Inc.(b)	11,115	17,259,705
PerkinElmer, Inc.	100,352	18,545,050
Thermo Fisher Scientific, Inc.	31,673	17,576,931

	Shares	Value
Life Sciences Tools & Services-(continued)
Waters Corp.(b)	43,772	$18,122,483
		173,574,848

Managed Health Care-0.75%
Anthem, Inc.	38,380	14,397,489
Centene Corp.(b)	208,061	13,103,682
Humana, Inc.	35,147	14,249,297
UnitedHealth Group, Inc.	37,027	15,413,229
		57,163,697

Metal & Glass Containers-0.23%
Ball Corp.	180,703	17,340,260

Movies & Entertainment-0.61%
Live Nation Entertainment, Inc.(b)(c)	168,451	14,604,702
Netflix, Inc.(b)	30,142	17,156,525
Walt Disney Co. (The)(b)	83,058	15,058,415
		46,819,642

Multi-line Insurance-0.60%
American International Group, Inc.	283,213	15,452,101
Assurant, Inc.	90,468	15,389,512
Hartford Financial Services Group, Inc. (The)	226,240	15,207,853
		46,049,466

Multi-Sector Holdings-0.19%
Berkshire Hathaway, Inc., Class B(b)	51,366	14,678,862

Multi-Utilities-1.92%
Ameren Corp.	171,731	15,064,243
CenterPoint Energy, Inc.(c)	563,395	14,135,581
CMS Energy Corp.	242,834	15,572,944
Consolidated Edison, Inc.	190,765	14,393,219
Dominion Energy, Inc.	190,542	14,831,789
DTE Energy Co.	125,508	15,103,633
NiSource, Inc.	566,427	13,962,426
Public Service Enterprise Group, Inc.	238,394	15,242,912
Sempra Energy	103,577	13,709,452
WEC Energy Group, Inc.	158,587	14,983,300
		146,999,499

Office REITs-0.54%
Alexandria Real Estate Equities, Inc.(c)	76,169	15,718,997
Boston Properties, Inc.(c)	119,613	13,515,073
Vornado Realty Trust	294,597	12,337,722
		41,571,792

Oil & Gas Equipment & Services-0.63%
Baker Hughes Co., Class A	568,613	12,953,004
Halliburton Co.	613,099	12,249,718
NOV, Inc.(b)	870,217	11,460,758
Schlumberger N.V.	422,263	11,840,255
		48,503,735

Oil & Gas Exploration & Production-1.53%
APA Corp.	651,028	12,682,025
Cabot Oil & Gas Corp.	852,591	13,547,671
ConocoPhillips	245,669	13,641,999
Devon Energy Corp.	502,996	14,863,532
Diamondback Energy, Inc.	168,819	13,022,698
EOG Resources, Inc.(c)	172,434	11,642,744

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Oil & Gas Exploration & Production-(continued)
Hess Corp.	164,281	$11,294,319
Marathon Oil Corp.	1,094,560	12,861,080
Pioneer Natural Resources Co.	90,441	13,536,304
		117,092,372

Oil & Gas Refining & Marketing-0.49%
Marathon Petroleum Corp.	233,188	13,821,053
Phillips 66	161,952	11,513,168
Valero Energy Corp.(c)	181,237	12,017,825
		37,352,046

Oil & Gas Storage & Transportation-0.52%
Kinder Morgan, Inc.	769,737	12,523,621
ONEOK, Inc.	267,577	14,053,144
Williams Cos., Inc. (The)	530,146	13,089,305
		39,666,070

Packaged Foods & Meats-2.14%
Campbell Soup Co.	319,514	13,333,319
Conagra Brands, Inc.	394,663	13,071,239
General Mills, Inc.	235,649	13,622,869
Hershey Co. (The)	84,283	14,977,089
Hormel Foods Corp.(c)	302,025	13,754,218
JM Smucker Co. (The)	108,138	13,373,426
Kellogg Co.	226,101	14,276,017
Kraft Heinz Co. (The)	339,308	12,211,695
Lamb Weston Holdings, Inc.(c)	175,998	11,466,270
McCormick & Co., Inc.(c)	165,816	14,308,263
Mondelez International, Inc., Class A	230,994	14,337,798
Tyson Foods, Inc., Class A	190,420	14,951,778
		163,683,981

Paper Packaging-1.16%
Amcor PLC	1,203,657	15,466,992
Avery Dennison Corp.	67,165	15,138,319
International Paper Co.	231,465	13,908,732
Packaging Corp. of America	102,418	15,536,811
Sealed Air Corp.	251,027	15,320,178
WestRock Co.	256,937	13,371,002
		88,742,034

Personal Products-0.22%
Estee Lauder Cos., Inc. (The), Class A	49,073	16,708,866

Pharmaceuticals-2.04%
Bristol-Myers Squibb Co.	218,782	14,627,765
Catalent, Inc.(b)	135,101	17,622,574
Eli Lilly and Co.	65,745	16,981,276
Johnson & Johnson	89,311	15,462,413
Merck & Co., Inc.	193,166	14,736,634
Organon & Co.	496,889	16,839,568
Perrigo Co. PLC	308,669	12,639,996
Pfizer, Inc.	366,944	16,905,110
Viatris, Inc.	936,604	13,702,517
Zoetis, Inc.	80,860	16,540,722
		156,058,575

Property & Casualty Insurance-1.39%
Allstate Corp. (The)	111,841	15,129,850
Chubb Ltd.	88,173	16,216,778
Cincinnati Financial Corp.	120,959	14,926,341

	Shares	Value
Property & Casualty Insurance-(continued)
Loews Corp.	261,917	$14,633,303
Progressive Corp. (The)	157,402	15,164,109
Travelers Cos., Inc. (The)	95,371	15,231,702
W.R. Berkley Corp.	193,980	14,608,634
		105,910,717

Publishing-0.16%
News Corp., Class A	423,411	9,514,045
News Corp., Class B	131,837	2,904,369
		12,418,414

Railroads-0.75%
CSX Corp.	454,575	14,787,325
Kansas City Southern	50,060	14,050,340
Norfolk Southern Corp.	54,266	13,758,601
Union Pacific Corp.	66,564	14,433,738
		57,030,004

Real Estate Services-0.21%
CBRE Group, Inc., Class A(b)	166,078	15,993,311

Regional Banks-2.45%
Citizens Financial Group, Inc.	307,895	13,482,722
Comerica, Inc.	199,658	14,756,723
Fifth Third Bancorp	363,144	14,111,776
First Republic Bank	77,228	15,363,738
Huntington Bancshares, Inc.	1,018,159	15,812,009
KeyCorp	671,503	13,644,941
M&T Bank Corp.	94,964	13,295,910
People’s United Financial, Inc.	805,509	13,234,513
PNC Financial Services Group, Inc. (The)	77,869	14,880,766
Regions Financial Corp.	684,608	13,986,541
SVB Financial Group(b)	26,225	14,672,888
Truist Financial Corp.	254,057	14,496,492
Zions Bancorporation N.A.	266,560	15,433,824
		187,172,843

Reinsurance-0.20%
Everest Re Group Ltd.	58,039	15,374,531

Research & Consulting Services-1.19%
Equifax, Inc.	63,789	17,367,193
IHS Markit Ltd.	135,399	16,329,119
Jacobs Engineering Group, Inc.	105,121	14,187,130
Leidos Holdings, Inc.	137,831	13,522,599
Nielsen Holdings PLC	563,610	12,095,071
Verisk Analytics, Inc.	85,556	17,261,779
		90,762,891

Residential REITs-1.03%
AvalonBay Communities, Inc.	68,640	15,758,371
Equity Residential	182,449	15,338,487
Essex Property Trust, Inc.	46,904	15,513,029
Mid-America Apartment Communities, Inc.	85,880	16,520,736
UDR, Inc.(c)	292,956	15,825,483
		78,956,106

Restaurants-1.30%
Chipotle Mexican Grill, Inc.(b)	10,779	20,515,994
Darden Restaurants, Inc.	105,907	15,954,890
Domino’s Pizza, Inc.	32,526	16,812,364

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Restaurants-(continued)
McDonald’s Corp.	62,182	$14,765,738
Starbucks Corp.	130,888	15,378,031
Yum! Brands, Inc.	123,132	16,133,986
		99,561,003

Retail REITs-0.96%
Federal Realty Investment Trust(c)	119,187	14,513,401
Kimco Realty Corp.	666,641	14,526,107
Realty Income Corp.	209,331	15,117,885
Regency Centers Corp.	216,023	14,823,498
Simon Property Group, Inc.	109,757	14,756,829
		73,737,720

Semiconductor Equipment-0.99%
Applied Materials, Inc.	107,680	14,550,798
Enphase Energy, Inc.(b)	100,134	17,396,280
KLA Corp.	46,025	15,646,659
Lam Research Corp.	22,944	13,876,990
Teradyne, Inc.	115,118	13,979,930
		75,450,657

Semiconductors-2.97%
Advanced Micro Devices, Inc.(b)	181,193	20,061,689
Analog Devices, Inc.	88,131	14,360,981
Broadcom, Inc.	31,299	15,562,176
Intel Corp.	254,672	13,767,568
Microchip Technology, Inc.	95,611	15,045,347
Micron Technology, Inc.(b)	185,692	13,685,500
Monolithic Power Systems, Inc.	42,438	21,003,839
NVIDIA Corp.	82,652	18,501,650
NXP Semiconductors N.V. (China)	73,251	15,758,488
Qorvo, Inc.(b)	80,371	15,112,159
QUALCOMM, Inc.	109,439	16,053,607
Skyworks Solutions, Inc.	86,096	15,795,172
Texas Instruments, Inc.	78,088	14,907,780
Xilinx, Inc.	114,652	17,838,705
		227,454,661

Soft Drinks-0.60%
Coca-Cola Co. (The)	262,336	14,772,140
Monster Beverage Corp.(b)	157,570	15,374,105
PepsiCo, Inc.	99,755	15,600,684
		45,746,929

Specialized REITs-1.85%
American Tower Corp.	54,902	16,040,718
Crown Castle International Corp.	75,809	14,759,254
Digital Realty Trust, Inc.	90,831	14,888,109
Equinix, Inc.	18,054	15,227,647
Extra Space Storage, Inc.	92,398	17,270,110
Iron Mountain, Inc.(c)	318,340	15,200,735
Public Storage	49,805	16,117,396
SBA Communications Corp., Class A	46,425	16,665,182
Weyerhaeuser Co.	417,123	15,016,428
		141,185,579

Specialty Chemicals-1.42%
Albemarle Corp.	86,573	20,495,292
Celanese Corp.	91,885	14,572,961
DuPont de Nemours, Inc.	178,515	13,213,680
Ecolab, Inc.	68,685	15,478,852

	Shares	Value
Specialty Chemicals-(continued)
International Flavors & Fragrances, Inc.	99,695	$15,103,792
PPG Industries, Inc.	82,987	13,240,576
Sherwin-Williams Co. (The)	53,237	16,166,480
		108,271,633

Specialty Stores-0.42%
Tractor Supply Co.	79,987	15,537,475
Ulta Beauty, Inc.(b)	43,529	16,859,217
		32,396,692

Steel-0.21%
Nucor Corp.(c)	138,219	16,249,026

Systems Software-1.13%
Fortinet, Inc.(b)	64,352	20,279,889
Microsoft Corp.	57,128	17,245,801
NortonLifeLock, Inc.	515,312	13,686,687
Oracle Corp.	177,718	15,840,005
ServiceNow, Inc.(b)	29,583	19,040,802
		86,093,184

Technology Distributors-0.23%
CDW Corp.	87,352	17,523,685

Technology Hardware, Storage & Peripherals-1.15%
Apple, Inc.	115,688	17,564,909
Hewlett Packard Enterprise Co.	927,172	14,334,079
HP, Inc.	489,786	14,566,236
NetApp, Inc.(c)	176,715	15,715,265
Seagate Technology Holdings PLC	152,245	13,335,140
Western Digital Corp.(b)	197,015	12,451,348
		87,966,977

Tobacco-0.40%
Altria Group, Inc.	296,077	14,871,948
Philip Morris International, Inc.	149,056	15,352,768
		30,224,716

Trading Companies & Distributors-0.61%
Fastenal Co.	280,624	15,672,850
United Rentals, Inc.(b)	48,250	17,015,363
W.W. Grainger, Inc.	32,084	13,914,831
		46,603,044

Trucking-0.43%
J.B. Hunt Transport Services, Inc.	89,155	15,816,097
Old Dominion Freight Line, Inc.	58,689	16,944,688
		32,760,785

Water Utilities-0.22%
American Water Works Co., Inc.	91,873	16,743,854

Wireless Telecommunication Services-0.18%
T-Mobile US, Inc.(b)	101,360	13,888,347
Total Common Stocks & Other Equity Interests (Cost $3,456,888,787)		7,563,574,179

Money Market Funds-1.04%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(f)	27,770,590	27,770,590
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(d)(f)	20,017,659	20,025,665

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(f)	31,737,817	$31,737,817
Total Money Market Funds (Cost $79,534,068)		79,534,072
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $3,536,422,855)		7,643,108,251

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.51%
Invesco Private Government Fund, 0.02%(d)(f)(g)	54,345,079	54,345,079

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(f)(g)	137,107,250	$137,162,094
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $191,507,172)		191,507,173
TOTAL INVESTMENTS IN SECURITIES-102.47% (Cost $3,727,930,027)		7,834,615,424
OTHER ASSETS LESS LIABILITIES-(2.47)%		(188,822,591)
NET ASSETS-100.00%		$7,645,792,833

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Invesco Ltd.	$10,771,414	$351,890	$(11,507,930)	$13,207,994	$(91,839)	$12,731,529	$445,316
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	23,859,282	279,322,938	(275,411,630)	-	-	27,770,590	11,437
Invesco Liquid Assets Portfolio, Institutional Class	17,021,275	199,516,385	(196,507,437)	4	(4,562)	20,025,665	11,312
Invesco Treasury Portfolio, Institutional Class	27,267,751	319,226,215	(314,756,149)	-	-	31,737,817	5,545
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	6,203,085	386,794,446	(338,652,452)	-	-	54,345,079	3,092	*
Invesco Private Prime Fund	2,067,695	685,872,567	(550,779,861)	1	1,692	137,162,094	39,322	*
Total	$87,190,502	$1,871,084,441	$(1,687,615,459)	$13,207,999	$(94,709)	$283,772,774	$516,024

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation

Equity Risk

E-Mini S&P 500 Index	390	September-2021	$88,149,750	$5,882,413	$5,882,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $ 3,452,681,307)*	$7,550,842,650
Investments in affiliates, at value (Cost $ 275,248,720)	283,772,774
Receivable for:
Investments sold	46
Fund shares sold	4,945,585
Dividends	10,691,342
Interest	15,576
Investment for trustee deferred compensation and retirement plans	223,192
Other assets	351,347
Total assets	7,850,842,512

Liabilities:
Other investments:
Variation margin payable - futures contracts	94,408
Payable for:
Fund shares reacquired	8,821,244
Collateral upon return of securities loaned	191,507,172
Accrued fees to affiliates	3,453,526
Accrued trustees’ and officers’ fees and benefits	6,867
Accrued other operating expenses	842,481
Trustee deferred compensation and retirement plans	323,981
Total liabilities	205,049,679
Net assets applicable to shares outstanding	$7,645,792,833

Net assets consist of:
Shares of beneficial interest	$3,136,066,378
Distributable earnings	4,509,726,455
$7,645,792,833

Net Assets:
Class A	$2,971,520,748
Class C	$945,674,245
Class R	$147,580,502
Class Y	$2,671,006,867
Class R6	$910,010,471

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	35,922,042
Class C	12,050,670
Class R	1,797,028
Class Y	31,895,548
Class R6	10,846,067
Class A:
Net asset value per share	$82.72
Maximum offering price per share (Net asset value of $82.72 ÷ 94.50%)	$87.53
Class C:
Net asset value and offering price per share	$78.47
Class R:
Net asset value and offering price per share	$82.12
Class Y:
Net asset value and offering price per share	$83.74
Class R6:
Net asset value and offering price per share	$83.90

*	At August 31, 2021, securities with an aggregate value of $188,427,054 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the year ended August 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $6,285)	$100,294,472
Non-cash dividend income	11,260,006
Dividends from affiliates (includes securities lending income of $270,765)	744,375
Total investment income	112,298,853

Expenses:
Advisory fees	7,216,143
Administrative services fees	967,311
Custodian fees	58,722
Distribution fees:
Class A	6,398,233
Class C	8,567,738
Class R	666,006
Transfer agent fees – A, C, R and Y	6,866,736
Transfer agent fees – R6	47,589
Trustees’ and officers’ fees and benefits	119,190
Registration and filing fees	161,195
Licensing fees	1,245,713
Reports to shareholders	451,830
Professional services fees	88,474
Other	104,962
Total expenses	32,959,842
Less: Fees waived and/or expense offset arrangement(s)	(72,053)
Net expenses	32,887,789
Net investment income	79,411,064

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	578,285,456
Affiliated investment securities	(94,709)
Futures contracts	30,382,188
608,572,935
Change in net unrealized appreciation of:
Unaffiliated investment securities	1,639,290,046
Affiliated investment securities	13,207,999
Futures contracts	1,363,905
1,653,861,950
Net realized and unrealized gain	2,262,434,885
Net increase in net assets resulting from operations	$2,341,845,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	2021	2020
Operations:
Net investment income	$79,411,064	$115,447,191
Net realized gain	608,572,935	185,711,214
Change in net unrealized appreciation (depreciation)	1,653,861,950	(11,816,522)
Net increase from payments by affiliates	-	100,850,807
Net increase in net assets resulting from operations	2,341,845,949	390,192,690

Distributions to shareholders from distributable earnings:
Class A	(141,711,970)	(105,740,435)
Class C	(50,357,930)	(43,612,463)
Class R	(7,807,584)	(5,998,484)
Class Y	(137,144,938)	(139,949,695)
Class R6	(50,006,979)	(48,380,186)
Total distributions from distributable earnings	(387,029,401)	(343,681,263)

Share transactions-net:
Class A	51,685,586	(96,688,100)
Class C	(194,111,615)	(214,494,266)
Class R	(17,579,953)	(10,353,423)
Class Y	(113,324,996)	(751,260,035)
Class R6	(71,814,615)	(319,331,527)
Net increase (decrease) in net assets resulting from share transactions	(345,145,593)	(1,392,127,351)
Net increase (decrease) in net assets	1,609,670,955	(1,345,615,924)

Net assets:
Beginning of year	6,036,121,878	7,381,737,802
End of year	$7,645,792,833	$6,036,121,878

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Equally-Weighted S&P 500 Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/21	$62.02	$0.82	$24.05	$24.87	$(0.99)	$(3.18)	$(4.17)	$82.72	41.81%		$2,971,521	0.52%		0.52%		1.13%		23%
Year ended 08/31/20	60.01	0.99	3.88	4.87	(1.03)	(1.83)	(2.86)	62.02	8.08	(d)	2,182,945	0.53		0.53		1.67		26
Year ended 08/31/19	64.04	0.92	(1.38)	(0.46)	(0.82)	(2.75)	(3.57)	60.01	(0.09)		2,235,827	0.52		0.52		1.55		22
Year ended 08/31/18	56.49	0.75	8.45	9.20	(0.81)	(0.84)	(1.65)	64.04	16.52		2,293,892	0.53		0.53		1.23		20
Year ended 08/31/17	50.91	0.74	5.54	6.28	(0.54)	(0.16)	(0.70)	56.49	12.41		2,103,146	0.53		0.53		1.37		24
Class C
Year ended 08/31/21	58.96	0.30	22.86	23.16	(0.47)	(3.18)	(3.65)	78.47	40.82	(e)	945,674	1.21	(e)	1.21	(e)	0.44	(e)	23
Year ended 08/31/20	57.18	0.52	3.66	4.18	(0.57)	(1.83)	(2.40)	58.96	7.27	(d)	879,154	1.28		1.28		0.92		26
Year ended 08/31/19	61.18	0.46	(1.31)	(0.85)	(0.40)	(2.75)	(3.15)	57.18	(0.83)		1,083,024	1.27		1.27		0.80		22
Year ended 08/31/18	54.05	0.32	8.09	8.41	(0.44)	(0.84)	(1.28)	61.18	15.75	(e)	1,252,161	1.21	(e)	1.21	(e)	0.55	(e)	20
Year ended 08/31/17	48.82	0.32	5.30	5.62	(0.23)	(0.16)	(0.39)	54.05	11.56		1,126,361	1.28		1.28		0.62		24
Class R
Year ended 08/31/21	61.60	0.63	23.88	24.51	(0.81)	(3.18)	(3.99)	82.12	41.44		147,581	0.77		0.77		0.88		23
Year ended 08/31/20	59.63	0.83	3.84	4.67	(0.87)	(1.83)	(2.70)	61.60	7.80	(d)	127,559	0.78		0.78		1.42		26
Year ended 08/31/19	63.64	0.77	(1.36)	(0.59)	(0.67)	(2.75)	(3.42)	59.63	(0.33)		135,225	0.77		0.77		1.30		22
Year ended 08/31/18	56.15	0.59	8.42	9.01	(0.68)	(0.84)	(1.52)	63.64	16.25		137,036	0.78		0.78		0.98		20
Year ended 08/31/17	50.63	0.60	5.50	6.10	(0.42)	(0.16)	(0.58)	56.15	12.13		132,316	0.78		0.78		1.12		24
Class Y
Year ended 08/31/21	62.74	1.01	24.32	25.33	(1.15)	(3.18)	(4.33)	83.74	42.15		2,671,007	0.27		0.27		1.38		23
Year ended 08/31/20	60.67	1.15	3.93	5.08	(1.18)	(1.83)	(3.01)	62.74	8.35	(d)	2,106,008	0.28		0.28		1.92		26
Year ended 08/31/19	64.71	1.08	(1.40)	(0.32)	(0.97)	(2.75)	(3.72)	60.67	0.18		2,902,956	0.27		0.27		1.80		22
Year ended 08/31/18	57.06	0.91	8.53	9.44	(0.95)	(0.84)	(1.79)	64.71	16.80		3,444,820	0.28		0.28		1.48		20
Year ended 08/31/17	51.40	0.88	5.59	6.47	(0.65)	(0.16)	(0.81)	57.06	12.69		3,318,343	0.28		0.28		1.62		24
Class R6
Year ended 08/31/21	62.86	1.09	24.36	25.45	(1.23)	(3.18)	(4.41)	83.90	42.30		910,010	0.16		0.16		1.49		23
Year ended 08/31/20	60.78	1.22	3.94	5.16	(1.25)	(1.83)	(3.08)	62.86	8.47	(d)	740,456	0.16		0.16		2.04		26
Year ended 08/31/19	64.83	1.15	(1.40)	(0.25)	(1.05)	(2.75)	(3.80)	60.78	0.29		1,024,706	0.16		0.16		1.91		22
Year ended 08/31/18	57.15	0.98	8.56	9.54	(1.02)	(0.84)	(1.86)	64.83	16.96		1,000,614	0.16		0.16		1.60		20
Year ended 08/31/17	51.47	0.95	5.60	6.55	(0.71)	(0.16)	(0.87)	57.15	12.84		808,668	0.16		0.16		1.74		24

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Amount includes the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the Index that occurred on April 24, 2020. Had the pay-in not been made, the total return would have been 6.49%, 5.61%, 6.21%, 6.78% and 6.90% for Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.94% and 0.93% for the years ended August 31, 2021 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Equally-Weighted S&P 500 Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

20                         Invesco Equally-Weighted S&P 500 Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures

21                         Invesco Equally-Weighted S&P 500 Fund

contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 2 billion	0.120%
Over $2 billion	0.100%

For the year ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.11%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2021, the Adviser waived advisory fees of $70,097.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2021, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2021, IDI advised the Fund that IDI retained $453,711 in front-end sales commissions from the sale of Class A shares and $45,036 and $44,026 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2021, the Fund incurred $146,354 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

22                         Invesco Equally-Weighted S&P 500 Fund

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$7,563,574,179	$-	$-	$7,563,574,179
Money Market Funds	79,534,072	191,507,173	-	271,041,245
Total Investments in Securities	7,643,108,251	191,507,173	-	7,834,615,424

Other Investments - Assets*
Futures Contracts	5,882,413	-	-	5,882,413
Total Investments	$7,648,990,664	$191,507,173	$-	$7,840,497,837

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

Value
Equity
Derivative Assets	Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$5,882,413

Derivatives not subject to master netting agreements	(5,882,413)

Total Derivative Assets subject to master netting agreements	$-

(a)	Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$30,382,188
Change in Net Unrealized Appreciation:
Futures contracts	1,363,905
Total	$31,746,093

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$137,289,674

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,956.

23                         Invesco Equally-Weighted S&P 500 Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020 :

	2021	2020
Ordinary income*	$98,062,120	$138,672,672
Long-term capital gain	288,967,281	205,008,591
Total distributions	$387,029,401	$343,681,263

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$217,306,618

Undistributed long-term capital gain	254,576,870

Net unrealized appreciation – investments	4,038,077,614

Temporary book/tax differences	(234,647)

Shares of beneficial interest	3,136,066,378

Total net assets	$7,645,792,833

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2021 was $1,555,107,970 and $2,170,131,781, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$4,052,267,491

Aggregate unrealized (depreciation) of investments	(14,189,877)

Net unrealized appreciation of investments	$4,038,077,614

Cost of investments for tax purposes is $3,802,420,223.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization payment, on August 31, 2021, undistributed net investment income was increased by $1,753, undistributed net realized gain was decreased by $37,911,753 and shares of beneficial interest was increased by $37,910,000. This reclassification had no effect on the net assets of the Fund.

24                         Invesco Equally-Weighted S&P 500 Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2021(a)		August 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	3,888,336	$281,899,113	5,414,815	$308,609,519

Class C	805,090	55,678,745	2,057,761	112,854,649

Class R	521,654	37,484,717	801,489	45,166,492

Class Y	6,273,592	464,215,386	8,279,721	482,266,167

Class R6	1,830,255	130,754,030	3,276,696	173,418,697

Issued as reinvestment of dividends:
Class A	1,911,314	126,089,302	1,495,729	93,303,553

Class C	732,309	46,062,222	661,131	39,423,256

Class R	118,900	7,801,054	96,523	5,991,150

Class Y	1,674,217	111,620,024	1,807,801	113,873,411

Class R6	737,008	49,187,886	753,856	47,538,155

Automatic conversion of Class C shares to Class A shares:
Class A	1,579,379	113,546,771	1,534,613	91,899,019

Class C	(1,660,105)	(113,546,771)	(1,611,869)	(91,899,019)

Reacquired:
Class A	(6,653,363)	(469,849,600)	(10,503,261)	(590,500,191)

Class C	(2,737,416)	(182,305,811)	(5,135,932)	(274,873,152)

Class R	(914,427)	(62,865,724)	(1,094,994)	(61,511,065)

Class Y	(9,622,070)	(689,160,406)	(24,364,027)	(1,347,399,613)

Class R6	(3,500,960)	(251,756,531)	(9,111,198)	(540,288,379)

Net increase (decrease) in share activity	(5,016,287)	$(345,145,593)	(25,641,146)	$(1,392,127,351)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25                         Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equally-Weighted S&P 500 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 25, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26                         Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,172.00	$2.85	$1,022.58	$2.65	0.52%
Class C	1,000.00	1,167.70	6.61	1,019.11	6.16	1.21
Class R	1,000.00	1,170.50	4.21	1,021.32	3.92	0.77
Class Y	1,000.00	1,173.40	1.48	1,023.84	1.38	0.27
Class R6	1,000.00	1,174.10	0.88	1,024.40	0.82	0.16

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equally-Weighted S&P 500 Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board noted a delay in rebalancing to the index that occurred in 2020, and considered information regarding steps Invesco Advisers took to remediate the impact of that delay, including making a pay-in to the Fund and enhancing compliance controls. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the S&P 500® Equal Weight Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and five year periods and below the performance of the Index for the three year period. The Board noted that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe. The Board noted that the Fund is passively managed and discussed reasons for differences in the Fund’s

28                         Invesco Equally-Weighted S&P 500 Fund

performance versus its peers. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only three funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed affiliated exchange traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2020.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board requested and received additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the

Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29                         Invesco Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$326,877,281
Qualified Dividend Income*	79.46%
Corporate Dividends Received Deduction*	78.91%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	1.03%
Business Interest Income*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$6,145,862

30                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected    and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                          Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                          Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	184	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3                          Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                          Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-5                          Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6                          Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                          Invesco Equally-Weighted S&P 500 Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-EWSP-AR-1

Annual Report to Shareholders	August 31, 2021

Invesco Equity and Income Fund

Nasdaq:

A: ACEIX ◾ C: ACERX ◾ R: ACESX ◾ Y: ACETX ◾ R5: ACEKX ◾ R6: IEIFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

18	Financial Statements

21	Financial Highlights

22	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Fund Expenses

31	Approval of Investment Advisory and Sub-Advisory Contracts

33	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2021, Class A shares of Invesco Equity and Income Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Value Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/20 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	31.02%
Class C Shares	29.94
Class R Shares	30.61
Class Y Shares	31.22
Class R5 Shares	31.28
Class R6 Shares	31.50
Russell 1000 Value Index▼ (Broad Market Index)	36.44
Bloomberg U.S. Government/Credit Index▼ (Style-Specific Index)	-0.11
Lipper Mixed-Asset Target Allocation Growth Funds Index∎ (Peer Group Index)	23.45

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Despite a September selloff, US equity markets posted gains in the third quarter as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to be slow in the fourth quarter with employment gains and US gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.63%[1] at the fiscal year-end. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April.

The US stock market once again hit new highs in the second quarter, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. The Consumer Price Index reported for both June and July increased 5.4% over the last 12 months, the biggest 12-month increase since August 2008.[2] Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued concerns of inflation.

For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

    All 11 sectors within the Russell 1000 Value Index had positive returns for the fiscal year. Financials and energy had the highest returns for the fiscal year, while the consumer staples and utilities sectors had the lowest.

    Security selection and an overweight position in the financials sector was the largest contributor to the Fund’s relative performance compared to the Russell 1000 Value Index for the fiscal year. Within the sector, Morgan Stanley, Wells Fargo, Goldman Sachs and American International Group were significant contributors as a rotation into cyclical areas of the market favored financial stocks. Additionally, the Fed completed its annual Comprehensive Capital Analysis and Review (CCAR) in June, which lifted pandemic-related capital restrictions and allowed banks to return more capital to shareholders. Following the stress test, Morgan Stanley and Wells Fargo doubled their dividends and announced stock repurchase programs, while Goldman Sachs raised its dividend by 60%. The Fund held these positions at year end.

    Stock selection in and underweight exposure to the consumer staples sector also contributed to the Fund’s performance relative to the style-specific index during the fiscal year. Within the sector, Sysco and US Foods were strong relative and absolute contributors. These companies benefited from a rebound in demand related to reopening. Additionally, the Fund’s lack of exposure to some of the weaker stocks within the sector such as Proctor & Gamble and Wal-Mart (not Fund holdings) also helped relative performance. These companies had benefited from COVID-19-related shelter-in-place mandates but under-performed amid the re-opening trade. We maintained our positions in Sysco and US Foods at year end.

    Stock selection in the consumer discretionary sector also contributed to the Fund’s performance relative to the Russell 1000 Value Index, due primarily to General Motors (GM), which performed well amid growing investor enthusiasm for its electric vehicle business. We continued to hold GM at fiscal year end.

    The Fund holds investment-grade bonds and convertible securities as a source of income and to provide a measure of stability amid market volatility. Both asset classes un-derperformed the Russell 1000 Value Index during the fiscal year and detracted from the Fund’s performance relative to the index.

    The Fund’s cash position also detracted from relative performance. While less than 4% on average, cash dampened relative returns in the strong market environment.

    The information technology (IT) and health care sectors also detracted from relative returns. Within health care, the Fund’s pharmaceutical holdings underperformed relative to the index. Within the IT sector, Intel and

2	Invesco Equity and Income Fund

Apple were key detractors. After delivering very strong performance in 2020, technology stocks came under pressure amid a reversal in market leadership for much of the period. While Intel’s earnings beat consensus expectations, the chipmaker provided weaker guidance for the full year, partly due to shortages of production components for microchips. Apple had been held in the portfolio since early 2019, and despite weakness in early 2021, had performed well since the team purchased the stock. The team sold Apple in the first quarter of 2021 based on its valuation, which was at the higher end of its historical average. We maintained the Fund’s position in Intel at year end.

    The Fund held currency-forward contracts during the fiscal year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had a small negative impact on the Fund’s relative performance for the fiscal year.

    During the fiscal year, the team eliminated positions in energy and consumer staples, and added positions in the industrials, communication services, IT, utilities and health care sectors. At the end of the fiscal year, the Fund’s largest overweight equity exposures relative to the Russell 1000 Value Index were in IT, consumer discretionary and communication services, while the largest underweight exposures were in the health care, consumer staples and utilities sectors.

    As always, we thank you for your investment in Invesco Equity and Income Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: Bureau of Labor Statistics, July 13, 2021

3	Source: Lipper Inc.

Portfolio manager(s):

Chuck Burge

Brian Jurkash - Lead

Sergio Marcheli

Matthew Titus - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/11

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Equity and Income Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (8/3/60)	10.09%
10 Years	9.78
5 Years	9.02
1 Year	23.84

Class C Shares
Inception (7/6/93)	9.30%
10 Years	9.75
5 Years	9.43
1 Year	28.94

Class R Shares
Inception (10/1/02)	8.38%
10 Years	10.12
5 Years	9.96
1 Year	30.61

Class Y Shares
Inception (12/22/04)	7.88%
10 Years	10.67
5 Years	10.53
1 Year	31.22

Class R5 Shares
Inception (6/1/10)	10.53%
10 Years	10.75
5 Years	10.57
1 Year	31.28

Class R6 Shares
10 Years	10.80%
5 Years	10.69
1 Year	31.50

Effective June 1, 2010, Class A, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Equity and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income Fund (renamed Invesco Equity and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on Septem-ber 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Equity and Income Fund

Supplemental Information

Invesco Equity and Income Fund’s investment objective is current income and, secondarily, capital appreciation.

◾	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.
◾	Unless otherwise noted, all data is provided by Invesco.
◾	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

◾

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/ servicemark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

◾	The Bloomberg U.S. Government/Credit Index is a broad-based benchmark that includes investment-grade, US dollar-denominated, fixed-rate Treasuries and government-related and corporate securities.
◾	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.
◾

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

◾

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a

Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
◾	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
◾	The Fund’s investment strategy remained appropriate for an open-end fund;
◾	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
◾	The Fund did not breach the 15% limit on Illiquid Investments; and
◾	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Equity and Income Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

Common Stocks & Other Equity Interests	63.74%
U.S. Dollar Denominated Bonds & Notes	20.32
U.S. Treasury Securities	11.18
Security Types Each Less Than 1% of Portfolio	0.79
Money Market Funds Plus Other Assets Less Liabilities	3.97

Top 10 Equity Holdings*

		% of total net assets
1.	Wells Fargo & Co.	2.42%
2.	Bank of America Corp.	2.19
3.	General Motors Co.	1.97
4.	Morgan Stanley	1.84
5.	CBRE Group, Inc., Class A	1.79
6.	Goldman Sachs Group, Inc. (The)	1.75
7.	Cognizant Technology Solutions Corp., Class A	1.69
8.	American International Group, Inc.	1.63
9.	Philip Morris International, Inc.	1.55
10.	Raytheon Technologies Corp.	1.47

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2021.

7	Invesco Equity and Income Fund

Schedule of Investments(a)

August 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests-63.74%
Aerospace & Defense-3.42%
General Dynamics Corp.	520,678	$104,297,010
Raytheon Technologies Corp.	2,301,532	195,077,853
Textron, Inc.	2,108,363	153,214,739
		452,589,602

Apparel Retail-1.14%
TJX Cos., Inc. (The)	2,079,513	151,222,185

Application Software-0.48%
Splunk, Inc.(b)(c)	414,784	63,408,030

Automobile Manufacturers-1.97%
General Motors Co.(b)	5,331,344	261,289,169

Building Products-1.20%
Johnson Controls International PLC	2,120,234	158,593,503

Cable & Satellite-1.80%
Charter Communications, Inc., Class A(b)(c)	159,752	130,463,068
Comcast Corp., Class A	1,775,035	107,709,124
		238,172,192

Casinos & Gaming-0.39%
Las Vegas Sands Corp.(b)	1,159,007	51,703,302

Commodity Chemicals-0.51%
Dow, Inc.	1,079,604	67,907,092

Communications Equipment-1.38%
Cisco Systems, Inc.	3,091,844	182,480,633

Construction & Engineering-0.72%
Quanta Services, Inc.(c)	938,616	95,832,694

Consumer Finance-0.97%
American Express Co.	776,298	128,834,416

Data Processing & Outsourced Services-0.76%
Fiserv, Inc.(b)(c)	858,452	101,117,061

Distillers & Vintners-0.48%
Diageo PLC (United Kingdom)	1,337,031	64,188,003

Diversified Banks-4.61%
Bank of America Corp.	6,938,888	289,698,574
Wells Fargo & Co.	7,031,765	321,351,660
		611,050,234

Electric Utilities-1.94%
American Electric Power Co., Inc.	827,247	74,096,514
Duke Energy Corp.	419,091	43,862,064
Exelon Corp.	1,426,515	69,927,765
FirstEnergy Corp.	1,764,798	68,597,698
		256,484,041

Electrical Components & Equipment-0.65%
Emerson Electric Co.	821,097	86,625,734

	Shares	Value
Electronic Components-0.54%
Corning, Inc.	1,775,362	$70,996,726

Electronic Manufacturing Services-0.69%
TE Connectivity Ltd.	606,104	91,048,943

Fertilizers & Agricultural Chemicals-0.84%
Corteva, Inc.	2,525,954	111,066,197

Food Distributors-1.24%
Sysco Corp.	1,097,892	87,447,098
US Foods Holding Corp.(b)	2,277,604	77,438,536
		164,885,634

Gold-0.49%
Barrick Gold Corp. (Canada)(c)	3,211,089	64,446,556

Health Care Distributors-0.78%
McKesson Corp.	504,592	103,007,411

Health Care Equipment-1.36%
Medtronic PLC	912,737	121,832,135
Zimmer Biomet Holdings, Inc.	389,621	58,618,479
		180,450,614

Health Care Facilities-0.49%
Universal Health Services, Inc., Class B	417,925	65,095,998

Health Care Services-1.51%
Cigna Corp.	508,006	107,519,470
CVS Health Corp.	1,078,308	93,155,028
		200,674,498

Home Improvement Retail-0.45%
Kingfisher PLC (United Kingdom)	12,367,601	59,582,291

Hotels, Resorts & Cruise Lines-0.90%
Booking Holdings, Inc.(b)	52,087	119,782,911

Human Resource & Employment Services-0.33%
Adecco Group AG (Switzerland)	787,973	43,832,674

Industrial Machinery-0.46%
Parker Hannifin Corp.	204,483	60,663,972

Integrated Oil & Gas-0.81%
Chevron Corp.	1,111,573	107,566,919

Investment Banking & Brokerage-4.44%
Charles Schwab Corp. (The)	1,561,938	113,787,183
Goldman Sachs Group, Inc. (The)	559,804	231,484,552
Morgan Stanley	2,332,876	243,622,241
		588,893,976

IT Consulting & Other Services-1.69%
Cognizant Technology Solutions Corp., Class A	2,932,810	223,802,731

Managed Health Care-0.77%
Anthem, Inc.	271,504	101,849,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Equity and Income Fund

	Shares	Value
Movies & Entertainment-2.08%
Netflix, Inc.(b)	182,147	$103,676,251
Walt Disney Co. (The)(b)	949,961	172,227,929
		275,904,180

Multi-line Insurance-1.63%
American International Group, Inc.	3,962,635	216,201,366

Oil & Gas Exploration & Production-2.96%
Canadian Natural Resources Ltd. (Canada)	2,134,249	70,625,685
ConocoPhillips	2,355,195	130,783,978
Devon Energy Corp.	3,531,428	104,353,697
Pioneer Natural Resources Co.	577,047	86,366,625
		392,129,985

Other Diversified Financial Services-0.65%
Voya Financial, Inc.	1,334,432	86,711,391

Pharmaceuticals-4.23%
Bristol Myers Squibb Co.	1,848,128	123,565,838
GlaxoSmithKline PLC (United Kingdom)	3,477,395	69,908,595
Johnson & Johnson	387,394	67,069,523
Merck & Co., Inc.	1,446,611	110,361,953
Pfizer, Inc.	1,563,795	72,044,036
Sanofi (France)	1,140,609	118,026,221
		560,976,166

Railroads-1.36%
CSX Corp.	5,551,244	180,581,967

Real Estate Services-1.79%
CBRE Group, Inc., Class A(b)	2,457,077	236,616,515

Regional Banks-3.44%
Citizens Financial Group, Inc.	4,313,104	188,870,824
PNC Financial Services Group, Inc. (The)	598,629	114,398,002
Truist Financial Corp.	2,686,077	153,267,554
		456,536,380

Semiconductors-2.68%
Intel Corp.	2,746,049	148,451,409
NXP Semiconductors N.V. (China)	459,865	98,930,757
QUALCOMM, Inc.	731,779	107,344,662
		354,726,828

Specialty Chemicals-0.50%
Axalta Coating Systems Ltd.(b)	2,182,905	66,665,919

Systems Software-0.23%
Oracle Corp.	338,030	30,128,614

Tobacco-1.55%
Philip Morris International, Inc.	1,993,905	205,372,215

Wireless Telecommunication Services-0.43%
Vodafone Group PLC (United Kingdom)	33,810,882	56,680,196
Total Common Stocks & Other Equity Interests (Cost $5,323,248,855)		8,448,376,960

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-20.32%

Aerospace & Defense-0.23%
Boeing Co. (The), 5.81%, 05/01/2050	$16,525,000	$22,480,667
Precision Castparts Corp., 2.50%, 01/15/2023	4,150,000	4,254,705
Raytheon Technologies Corp., 4.45%, 11/16/2038	3,239,000	3,957,031
		30,692,403

Agricultural & Farm Machinery-0.11%
Deere & Co., 2.60%, 06/08/2022	14,645,000	14,831,263

Agricultural Products-0.04%
Ingredion, Inc., 6.63%, 04/15/2037	3,940,000	5,561,265

Air Freight & Logistics-0.06%
FedEx Corp., 4.90%, 01/15/2034	4,310,000	5,410,432
United Parcel Service, Inc., 3.40%, 11/15/2046	2,608,000	2,968,128
		8,378,560

Airlines-0.32%
American Airlines Pass-Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	2,942,303	2,992,855
JetBlue Airways Corp., Conv., 0.50%, 04/01/2026(d)	16,208,000	16,014,584
Spirit Airlines, Inc., Conv., 1.00%, 05/15/2026	11,355,000	10,538,575
United Airlines Pass-Through Trust, Series 2012-1, Class A, 4.15%, 04/11/2024	3,485,939	3,699,018
Series 2014-2, Class A, 3.75%, 09/03/2026	3,766,402	3,993,064
Series 2018-1, Class AA, 3.50%, 03/01/2030	4,669,977	4,884,403
		42,122,499

Alternative Carriers-0.22%
Liberty Latin America Ltd. (Chile), Conv., 2.00%, 07/15/2024	28,911,000	29,526,804

Application Software-0.65%
salesforce.com, inc., 2.70%, 07/15/2041	10,414,000	10,634,548
Splunk, Inc., Conv., 1.13%, 06/15/2027	33,558,000	33,620,922
Workday, Inc., Conv., 0.25%, 10/01/2022	22,666,000	42,498,750
		86,754,220

Asset Management & Custody Banks-0.11%
Apollo Management Holdings L.P., 4.00%, 05/30/2024(d)	4,260,000	4,631,728
Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	4,515,000	4,937,906
Carlyle Holdings Finance LLC, 3.88%, 02/01/2023(d)	1,033,000	1,080,297

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Equity and Income Fund

	Principal Amount	Value
Asset Management & Custody Banks-(continued)
KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(d)	$3,217,000	$4,254,076
		14,904,007

Automobile Manufacturers-0.28%
General Motors Co., 6.60%, 04/01/2036	4,317,000	5,911,238
General Motors Financial Co., Inc., 5.25%, 03/01/2026	5,467,000	6,297,244
Toyota Motor Credit Corp., 2.60%, 01/11/2022	24,665,000	24,881,169
		37,089,651

Biotechnology-0.63%
AbbVie, Inc., 4.50%, 05/14/2035	7,233,000	8,807,491
4.05%, 11/21/2039	13,812,000	16,252,082
4.85%, 06/15/2044	5,815,000	7,447,588
Gilead Sciences, Inc., 4.40%, 12/01/2021	4,988,000	4,988,000
3.25%, 09/01/2022	20,625,000	21,144,232
Neurocrine Biosciences, Inc., Conv., 2.25%, 05/15/2024	19,256,000	25,492,676
		84,132,069

Brewers-0.28%
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide, Inc. (Belgium), 4.70%, 02/01/2036	10,870,000	13,414,641
4.90%, 02/01/2046	6,301,000	8,053,695
Heineken N.V. (Netherlands), 3.50%, 01/29/2028(d)	9,734,000	10,785,502
Molson Coors Beverage Co., 4.20%, 07/15/2046	4,057,000	4,591,995
		36,845,833

Cable & Satellite-1.74%
BofA Finance LLC, Conv., 0.13%, 09/01/2022	22,511,000	29,883,353
Cable One, Inc., Conv., 0.00%, 03/15/2026(d)(e)	25,550,000	27,037,636
1.13%, 03/15/2028(d)	12,195,000	13,253,267
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.46%, 07/23/2022	10,845,000	11,160,259
3.85%, 04/01/2061	10,845,000	10,823,892
Comcast Corp., 4.15%, 10/15/2028	9,915,000	11,514,203
3.90%, 03/01/2038	8,010,000	9,341,842
2.89%, 11/01/2051(d)	3,128,000	3,117,470
2.94%, 11/01/2056(d)	4,539,000	4,502,694
Cox Communications, Inc., 2.95%, 10/01/2050(d)	2,044,000	1,940,940
DISH Network Corp., Conv., 3.38%, 08/15/2026	77,983,000	81,539,323
Liberty Broadband Corp., Conv., 1.25%, 10/05/2023(d)(f)	25,086,000	26,638,874
		230,753,753

	Principal Amount	Value

Commodity Chemicals-0.05%
LYB Finance Co. B.V. (Netherlands), 8.10%, 03/15/2027(d)	$4,638,000	$6,155,252

Communications Equipment-0.43%
Finisar Corp., Conv., 0.50%, 12/15/2021(f)	10,562,000	10,537,551
Viavi Solutions, Inc., Conv., 1.75%, 06/01/2023	16,341,000	20,902,375
1.00%, 03/01/2024	19,034,000	25,289,707
		56,729,633

Computer & Electronics Retail-0.06%
Dell International LLC/EMC Corp., 5.45%, 06/15/2023	7,237,000	7,802,243
8.35%, 07/15/2046(c)	278,000	457,012
		8,259,255

Consumer Finance-0.20%
American Express Co., 3.63%, 12/05/2024	3,423,000	3,729,886
Capital One Financial Corp., 3.20%, 01/30/2023	10,060,000	10,439,028
Discover Bank, 3.35%, 02/06/2023	5,380,000	5,592,434
Synchrony Financial, 3.95%, 12/01/2027	5,795,000	6,464,623
		26,225,971

Data Processing & Outsourced Services-0.04%
Fiserv, Inc., 3.80%, 10/01/2023(c)	5,200,000	5,545,475

Diversified Banks-1.09%
ANZ New Zealand (Int’l) Ltd. (New Zealand), 2.88%, 01/25/2022(d)	3,545,000	3,583,180
Bank of America Corp., 3.25%, 10/21/2027	5,705,000	6,226,531
BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(d)	6,875,000	7,457,656
Citigroup, Inc., 3.67%, 07/24/2028(g)	5,405,000	5,994,688
6.68%, 09/13/2043	8,000,000	12,485,497
5.30%, 05/06/2044(c)	2,765,000	3,762,963
4.75%, 05/18/2046	4,145,000	5,349,317
HSBC Holdings PLC (United Kingdom), 2.63%, 11/07/2025(g)	18,945,000	19,838,927
JPMorgan Chase & Co., 3.20%, 06/15/2026	4,365,000	4,745,898
3.51%, 01/23/2029(g)	11,170,000	12,353,933
4.26%, 02/22/2048(g)	5,355,000	6,611,287
3.90%, 01/23/2049(g)	11,170,000	13,115,026
Series V, 3.46%(3 mo. USD LIBOR + 3.32%)(h)(i)	6,410,000	6,423,675
Mizuho Financial Group Cayman 3 Ltd. (Japan), 4.60%, 03/27/2024(d)	545,000	593,459
Societe Generale S.A. (France), 5.00%, 01/17/2024(d)	7,365,000	7,998,620
U.S. Bancorp, Series W, 3.10%, 04/27/2026	3,245,000	3,534,893

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Equity and Income Fund

	Principal Amount	Value
Diversified Banks-(continued)
Wells Fargo & Co., 3.55%, 09/29/2025	$6,840,000	$7,507,404
4.10%, 06/03/2026	4,515,000	5,076,413
4.65%, 11/04/2044	9,115,000	11,377,208
		144,036,575

Diversified Capital Markets-0.33%
Credit Suisse AG (Switzerland), 6.50%, 08/08/2023(d)	6,536,000	7,205,613
Conv., 0.50%, 06/24/2024(d)	38,065,000	37,151,440
		44,357,053

Diversified Metals & Mining-0.02%
Rio Tinto Finance USA Ltd. (Australia), 7.13%, 07/15/2028	2,175,000	2,935,481

Drug Retail-0.14%
CVS Pass-Through Trust, 6.04%, 12/10/2028	5,743,889	6,735,551
Walgreens Boots Alliance, Inc., 3.30%, 11/18/2021	6,129,000	6,137,370
4.50%, 11/18/2034	4,519,000	5,372,296
		18,245,217

Electric Utilities-0.55%
Electricite de France S.A. (France), 4.88%, 01/22/2044(d)	9,110,000	11,695,115
Georgia Power Co., Series B, 3.70%, 01/30/2050	3,665,000	4,097,003
NextEra Energy Capital Holdings, Inc., 0.65%, 03/01/2023	24,780,000	24,883,942
3.55%, 05/01/2027	5,572,000	6,175,518
Oglethorpe Power Corp., 4.55%, 06/01/2044	5,806,000	6,823,346
Ohio Power Co., Series M, 5.38%, 10/01/2021	1,050,000	1,054,266
PPL Electric Utilities Corp., 6.25%, 05/15/2039	355,000	528,984
Xcel Energy, Inc., 0.50%, 10/15/2023	5,750,000	5,764,102
3.50%, 12/01/2049	10,280,000	11,270,903
		72,293,179

Electrical Components & Equipment-0.02%
Rockwell Automation, Inc., 1.75%, 08/15/2031(c)	2,729,000	2,708,513

Food Retail-0.26%
Nestle Holdings, Inc., 3.10%, 09/24/2021(c)(d)	34,380,000	34,405,291

General Merchandise Stores-0.03%
Dollar General Corp., 3.25%, 04/15/2023	3,650,000	3,793,604

Health Care Equipment-0.27%
Becton, Dickinson and Co., 4.88%, 05/15/2044	3,739,000	4,518,254
Integra LifeSciences Holdings Corp., Conv., 0.50%, 08/15/2025	20,236,000	23,498,043

	Principal Amount	Value
Health Care Equipment-(continued)
Medtronic, Inc., 4.38%, 03/15/2035	$2,601,000	$3,269,143
Tandem Diabetes Care, Inc., Conv., 1.50%, 05/01/2025(d)	3,727,000	4,627,444
		35,912,884

Health Care Services-0.09%
Cigna Corp., 4.80%, 08/15/2038	3,240,000	4,059,114
CVS Health Corp., 3.38%, 08/12/2024	3,740,000	4,001,602
Laboratory Corp. of America Holdings, 4.70%, 02/01/2045(c)	2,694,000	3,350,837
		11,411,553

Health Care Technology-0.29%
Teladoc Health, Inc., Conv., 1.25%, 06/01/2027	36,636,000	38,981,284

Home Improvement Retail-0.15%
Home Depot, Inc. (The), 2.63%, 06/01/2022	19,976,000	20,304,421

Homebuilding-0.02%
M.D.C. Holdings, Inc., 6.00%, 01/15/2043(c)	2,117,000	2,730,783

Hotel & Resort REITs-0.01%
Service Properties Trust, 5.00%, 08/15/2022	1,310,000	1,324,796

Hotels, Resorts & Cruise Lines-0.27%
Booking Holdings, Inc., Conv., 0.75%, 05/01/2025	4,265,000	6,226,233
Trip.com Group Ltd. (China), Conv., 1.25%, 09/15/2022	30,912,000	29,522,950
		35,749,183

Industrial Conglomerates-0.04%
Honeywell International, Inc., 0.48%, 08/19/2022(c)	4,865,000	4,865,754

Insurance Brokers-0.02%
Willis North America, Inc., 3.60%, 05/15/2024	2,470,000	2,645,267

Integrated Oil & Gas-0.31%
BP Capital Markets America, Inc., 2.94%, 06/04/2051	10,062,000	9,877,556
Cenovus Energy, Inc. (Canada), 3.95%, 04/15/2022	3,630,000	3,676,371
Chevron Corp., 2.50%, 03/03/2022	13,336,000	13,466,679
Chevron USA, Inc., 5.25%, 11/15/2043	7,940,000	10,948,351
Suncor Energy, Inc. (Canada), 3.60%, 12/01/2024	3,379,000	3,644,009
		41,612,966

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Equity and Income Fund

	Principal Amount	Value
Integrated Telecommunication Services-0.46%
AT&T, Inc., 3.00%, 06/30/2022	$5,334,000	$5,430,143
4.30%, 02/15/2030	3,526,000	4,105,730
4.50%, 05/15/2035	4,755,000	5,645,424
3.50%, 09/15/2053(c)(d)	7,328,000	7,542,114
3.55%, 09/15/2055(d)	4,562,000	4,677,446
3.80%, 12/01/2057(d)	3,619,000	3,857,535
Telefonica Emisiones S.A. (Spain), 4.67%, 03/06/2038	3,505,000	4,137,818
5.21%, 03/08/2047	6,725,000	8,451,707
Verizon Communications, Inc., 4.40%, 11/01/2034	3,285,000	3,959,637
4.81%, 03/15/2039	5,062,000	6,430,500
3.40%, 03/22/2041	5,788,000	6,211,711
		60,449,765

Interactive Home Entertainment-0.21%
Zynga, Inc., Conv., 0.00%, 12/15/2026(d)(e)	28,343,000	28,462,908

Interactive Media & Services-0.16%
TripAdvisor, Inc., Conv., 0.25%, 04/01/2026(d)	3,197,000	2,945,616
Twitter, Inc., Conv., 0.00%, 03/15/2026(d)(e)	19,647,000	18,664,069
		21,609,685

Internet & Direct Marketing Retail-0.27%
Amazon.com, Inc., 2.88%, 05/12/2041	24,106,000	25,304,939
Match Group Financeco 3, Inc., Conv., 2.00%, 01/15/2030(d)	5,709,000	10,219,110
		35,524,049

Internet Services & Infrastructure-0.21%
Shopify, Inc. (Canada), Conv., 0.13%, 11/01/2025	21,000,000	27,843,900

Investment Banking & Brokerage-0.66%
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/2025	5,807,000	6,483,387
2.91%, 07/21/2042(g)	3,205,000	3,240,720
GS Finance Corp., Series 0001, Conv., 0.25%, 07/08/2024	56,790,000	69,652,935
Morgan Stanley, 4.00%, 07/23/2025	6,870,000	7,625,595
		87,002,637

IT Consulting & Other Services-0.11%
International Business Machines Corp., 2.88%, 11/09/2022(c)	14,485,000	14,927,190

Leisure Products-0.07%
Peloton Interactive, Inc., Conv., 0.00%, 02/15/2026(d)(e)	10,232,000	9,272,212

Life & Health Insurance-0.72%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027(c)	8,671,000	9,912,224
Athene Global Funding, 4.00%, 01/25/2022(d)	12,280,000	12,468,195
2.75%, 06/25/2024(d)	2,890,000	3,045,789

	Principal Amount	Value
Life & Health Insurance-(continued)
Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026(d)	$20,728,000	$21,237,287
Guardian Life Global Funding, 2.90%, 05/06/2024(c)(d)	7,450,000	7,927,181
Jackson National Life Global Funding, 2.10%, 10/25/2021(d)	5,295,000	5,310,058
3.25%, 01/30/2024(d)	4,885,000	5,193,559
Nationwide Financial Services, Inc., 5.30%, 11/18/2044(d)	4,250,000	5,481,459
Protective Life Global Funding, 2.62%, 08/22/2022(d)	18,548,000	18,987,576
Prudential Financial, Inc., 3.91%, 12/07/2047	4,898,000	5,817,620
		95,380,948

Managed Health Care-0.05%
UnitedHealth Group, Inc., 3.50%, 08/15/2039(c)	5,806,000	6,563,318

Movies & Entertainment-1.03%
Liberty Media Corp., Conv., 1.38%, 10/15/2023	61,171,000	85,503,108
Liberty Media Corp.-Liberty Formula One, Conv., 1.00%, 01/30/2023	5,397,000	7,576,089
Live Nation Entertainment, Inc., Conv., 2.50%, 03/15/2023	20,716,000	28,770,381
Walt Disney Co. (The), 3.00%, 09/15/2022	13,867,000	14,248,937
		136,098,515

Multi-line Insurance-0.15%
American International Group, Inc., 4.38%, 01/15/2055	7,405,000	9,275,063
Liberty Mutual Group, Inc., 3.95%, 05/15/2060(d)	9,030,000	10,156,755
		19,431,818

Multi-Utilities-0.11%
NiSource, Inc., 4.38%, 05/15/2047	6,015,000	7,338,158
Sempra Energy, 3.80%, 02/01/2038	5,871,000	6,589,359
		13,927,517

Office REITs-0.06%
Office Properties Income Trust, 4.00%, 07/15/2022	7,200,000	7,392,934

Oil & Gas Exploration & Production-0.08%
Cameron LNG LLC, 3.70%, 01/15/2039(d)	6,519,000	7,357,975
ConocoPhillips, 4.15%, 11/15/2034	2,403,000	2,811,918
		10,169,893

Oil & Gas Storage & Transportation-0.64%
Energy Transfer L.P., Series 5Y, 4.20%, 09/15/2023	1,638,000	1,744,671
4.90%, 03/15/2035	3,640,000	4,202,626
5.30%, 04/01/2044	8,165,000	9,533,821
5.00%, 05/15/2050	7,684,000	9,019,213

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Equity and Income Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
Enterprise Products Operating LLC, 6.45%, 09/01/2040	$555,000	$805,200
4.25%, 02/15/2048	7,354,000	8,554,277
Kinder Morgan, Inc., 5.30%, 12/01/2034	4,203,000	5,209,378
MPLX L.P., 4.50%, 07/15/2023	18,525,000	19,684,799
4.50%, 04/15/2038	8,564,000	9,810,975
Plains All American Pipeline L.P./PAA Finance Corp., 3.65%, 06/01/2022	4,275,000	4,342,226
Spectra Energy Partners L.P., 4.50%, 03/15/2045	5,468,000	6,482,683
Texas Eastern Transmission L.P., 7.00%, 07/15/2032	3,835,000	5,406,192
		84,796,061

Other Diversified Financial Services-1.09%
Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/2044(d)	3,975,000	5,419,545
Convertible Trust - Energy, Series 2019-1, 0.33%, 09/19/2024	60,352,000	63,538,586
Convertible Trust - Media, Series 2019, Class 1, 0.25%, 12/04/2024	60,368,000	76,081,790
		145,039,921

Packaged Foods & Meats-0.01%
Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025(c)	648,000	727,380

Paper Packaging-0.12%
International Paper Co., 6.00%, 11/15/2041	2,855,000	4,065,088
Packaging Corp. of America, 4.50%, 11/01/2023	11,003,000	11,829,563
		15,894,651

Pharmaceuticals-0.96%
AstraZeneca PLC (United Kingdom), 2.38%, 06/12/2022	28,870,000	29,307,240
Bayer US Finance II LLC (Germany), 4.38%, 12/15/2028(d)	9,800,000	11,263,169
Bayer US Finance LLC (Germany), 3.00%, 10/08/2021(d)	6,079,000	6,096,370
Bristol-Myers Squibb Co., 4.13%, 06/15/2039	6,435,000	7,844,181
Jazz Investments I Ltd., Conv., 2.00%, 06/15/2026	16,496,000	19,033,510
Pacira BioSciences, Inc., Conv., 2.38%, 04/01/2022	2,162,000	2,302,858
0.75%, 08/01/2025	9,109,000	10,037,771
Pfizer, Inc., 3.00%, 09/15/2021	18,780,000	18,799,748
2.20%, 12/15/2021	6,010,000	6,046,848
Supernus Pharmaceuticals, Inc., Conv., 0.63%, 04/01/2023	11,964,000	11,806,973

	Principal Amount	Value
Pharmaceuticals-(continued)
Zoetis, Inc., 4.70%, 02/01/2043	$4,101,000	$5,336,983
		127,875,651

Property & Casualty Insurance-0.22%
Allstate Corp. (The), 3.28%, 12/15/2026	3,260,000	3,606,002
Markel Corp., 5.00%, 03/30/2043	4,185,000	5,180,339
5.00%, 05/20/2049	5,140,000	6,823,001
Travelers Cos., Inc. (The), 4.60%, 08/01/2043	6,455,000	8,521,113
W.R. Berkley Corp., 4.63%, 03/15/2022	5,040,000	5,152,004
		29,282,459

Railroads-0.23%
CSX Corp., 5.50%, 04/15/2041	1,660,000	2,282,792
Norfolk Southern Corp., 3.40%, 11/01/2049	4,879,000	5,256,119
Union Pacific Corp., 3.20%, 05/20/2041	10,131,000	10,824,940
4.15%, 01/15/2045	4,410,000	5,159,139
3.84%, 03/20/2060	5,560,000	6,489,473
		30,012,463

Real Estate Services-0.18%
Redfin Corp., Conv., 0.00%, 10/15/2025(d)(e)	24,398,000	24,117,918

Regional Banks-0.06%
PNC Financial Services Group, Inc. (The), 3.45%, 04/23/2029	7,450,000	8,320,435

Reinsurance-0.08%
PartnerRe Finance B LLC, 3.70%, 07/02/2029	5,795,000	6,508,248
Reinsurance Group of America, Inc., 4.70%, 09/15/2023	3,711,000	4,014,698
		10,522,946

Restaurants-0.06%
Starbucks Corp., 3.55%, 08/15/2029	7,440,000	8,346,788

Retail REITs-0.09%
Regency Centers L.P., 2.95%, 09/15/2029	7,960,000	8,467,258
4.65%, 03/15/2049	2,970,000	3,728,534
		12,195,792

Semiconductors-0.90%
Broadcom, Inc., 3.47%, 04/15/2034(d)	6,975,000	7,392,200
Cree, Inc., Conv., 0.88%, 09/01/2023	4,055,000	5,935,506
1.75%, 05/01/2026	4,840,000	9,298,850
Marvell Technology, Inc., 2.45%, 04/15/2028(c)(d)	12,029,000	12,381,808
Microchip Technology, Inc., Conv., 0.13%, 11/15/2024	38,705,000	44,317,225
Micron Technology, Inc., 4.66%, 02/15/2030(c)	7,270,000	8,542,577

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Equity and Income Fund

	Principal Amount	Value
Semiconductors-(continued)
NXP B.V./NXP Funding LLC (China), 3.88%, 09/01/2022(c)(d)	$19,562,000	$20,192,711
5.35%, 03/01/2026(d)	7,660,000	8,928,934
Texas Instruments, Inc., 2.63%, 05/15/2024	2,275,000	2,395,608
		119,385,419

Specialized REITs-0.36%
American Tower Corp., 1.60%, 04/15/2026(c)	8,541,000	8,632,324
Crown Castle International Corp., 2.50%, 07/15/2031	14,073,000	14,290,995
4.75%, 05/15/2047	470,000	589,576
EPR Properties, 4.75%, 12/15/2026	17,525,000	18,936,895
Life Storage L.P., 3.50%, 07/01/2026	4,667,000	5,117,075
		47,566,865

Specialty Chemicals-0.02%
Sherwin-Williams Co. (The), 4.50%, 06/01/2047	1,665,000	2,090,589

Systems Software-0.51%
FireEye, Inc., Series B, Conv., 1.63%, 06/01/2022(f)	18,974,000	18,913,605
Mandiant, Inc., Series A, Conv., 1.00%, 06/01/2025(f)	17,382,000	17,162,283
Microsoft Corp., 3.50%, 02/12/2035	4,259,000	5,019,467
Oracle Corp., 3.60%, 04/01/2040	10,910,000	11,598,855
VMware, Inc., 1.00%, 08/15/2024	14,992,000	15,058,213
		67,752,423

Technology Distributors-0.06%
Avnet, Inc., 4.63%, 04/15/2026(c)	7,645,000	8,579,343

Technology Hardware, Storage & Peripherals-0.26%
Apple, Inc., 2.15%, 02/09/2022	7,303,000	7,366,529
3.35%, 02/09/2027	3,495,000	3,885,361
Western Digital Corp., Conv., 1.50%, 02/01/2024	22,399,000	22,976,243
		34,228,133

Tobacco-0.32%
Altria Group, Inc., 5.80%, 02/14/2039	12,541,000	15,723,716
Philip Morris International, Inc., 2.63%, 02/18/2022	7,190,000	7,259,021
3.60%, 11/15/2023	3,940,000	4,220,208
4.88%, 11/15/2043	11,740,000	14,736,278
		41,939,223

Trading Companies & Distributors-0.09%
Air Lease Corp., 3.00%, 09/15/2023	627,000	653,805
4.25%, 09/15/2024	4,355,000	4,737,250

	Principal Amount	Value
Trading Companies & Distributors-(continued)
Aircastle Ltd., 4.40%, 09/25/2023(c)	$5,510,000	$5,880,236
		11,271,291

Trucking-0.11%
Aviation Capital Group LLC, 2.88%, 01/20/2022(d)	6,230,000	6,273,071
4.88%, 10/01/2025(d)	7,745,000	8,628,899
		14,901,970

Wireless Telecommunication Services-0.24%
America Movil S.A.B. de C.V. (Mexico), 4.38%, 07/16/2042(c)	6,610,000	8,059,532
Rogers Communications, Inc. (Canada), 4.50%, 03/15/2043	6,080,000	7,155,504
4.30%, 02/15/2048	8,020,000	9,236,633
T-Mobile USA, Inc., 3.40%, 10/15/2052(d)	7,422,000	7,544,055
		31,995,724
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,417,857,521)		2,693,722,451

U.S. Treasury Securities-11.18%

U.S. Treasury Bills-0.01%
0.05%, 02/17/2022(j)(k)	647,000	646,863

U.S. Treasury Bonds-1.04%
4.50%, 02/15/2036(c)	5,525,000	7,725,720
1.75%, 08/15/2041	25,967,900	25,564,180
2.38%, 05/15/2051	95,218,400	105,179,138
		138,469,038

U.S. Treasury Notes-10.13%
0.13%, 08/31/2023	247,992,000	247,609,356
0.38%, 08/15/2024	180,298,000	180,171,229
0.75%, 08/31/2026	535,535,800	534,950,058
1.13%, 08/31/2028	222,478,000	223,103,719
1.25%, 08/15/2031(c)	157,247,300	156,461,063
		1,342,295,425
Total U.S. Treasury Securities (Cost $1,481,987,254)		1,481,411,326

	Shares
Preferred Stocks-0.58%

Asset Management & Custody Banks-0.22%
AMG Capital Trust II, 5.15%, Conv. Pfd.	483,000	29,033,130

Diversified Banks-0.03%
Wells Fargo & Co., 5.85%, Series Q, Pfd.(g)	142,800	3,828,468

Oil & Gas Storage & Transportation-0.33%
El Paso Energy Capital Trust I, 4.75%, Conv. Pfd.	875,900	44,013,975
Total Preferred Stocks (Cost $63,824,605)		76,875,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Equity and Income Fund

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities-0.15%

Federal Home Loan Mortgage Corp. (FHLMC)-0.08%
6.50%, 05/01/2029	$1	$1
6.75%, 03/15/2031	7,000,000	10,367,607
5.50%, 02/01/2037	5	5
		10,367,613

Federal National Mortgage Association (FNMA)-0.07%
6.63%, 11/15/2030	6,315,000	9,179,154
7.00%, 07/01/2032	5,233	5,251
		9,184,405

Government National Mortgage Association (GNMA)-0.00%
8.00%, 06/15/2026 to 01/20/2031	9,973	10,226
7.50%, 12/20/2030	713	860
		11,086
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $17,469,247)		19,563,104

Municipal Obligations-0.06%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010 A, RB, 6.66%, 04/01/2057 (Cost $4,834,000)	4,834,000	7,557,265

	Shares
Money Market Funds-3.75%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(l)(m)	175,173,218	175,173,218

	Shares	Value
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(l)(m)	120,823,235	$120,871,565
Invesco Treasury Portfolio, Institutional Class, 0.01%(l)(m)	200,197,963	200,197,963
Total Money Market Funds (Cost $496,148,490)		496,242,746
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.78% (Cost $9,805,369,972)		13,223,749,425

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.20%
Invesco Private Government Fund, 0.02%(l)(m)(n)	51,949,135	51,949,135
Invesco Private Prime Fund, 0.11%(l)(m)(n)	239,972,826	240,068,817
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $292,017,950)		292,017,952
TOTAL INVESTMENTS IN SECURITIES-101.98% (Cost $10,097,387,922)		13,515,767,377
OTHER ASSETS LESS LIABILITIES–(1.98)%		(261,819,690)
NET ASSETS-100.00%		$13,253,947,687

Investment Abbreviations:

Conv.	- Convertible
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
RB	- Revenue Bonds
REIT	- Real Estate Investment Trust
USD	- U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Equity and Income Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $535,175,662, which represented 4.04% of the Fund’s Net Assets.

(e)	Zero coupon bond issued at a discount.
(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)	Perpetual bond with no specified maturity date.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2021.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$142,147,129	$897,773,580	$(864,747,491)	$-	$-	$175,173,218	$45,785
Invesco Liquid Assets Portfolio, Institutional Class	101,317,516	637,243,591	(617,676,780)	(17,638)	4,876	120,871,565	45,525
Invesco Treasury Portfolio, Institutional Class	162,453,861	1,026,026,949	(988,282,847)	-	-	200,197,963	22,224
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	1,360,695,271	(1,308,746,136)	-	-	51,949,135	3,824	*
Invesco Private Prime Fund	-	2,929,073,703	(2,689,004,904)	2	16	240,068,817	56,430	*
Total	$405,918,506	$6,850,813,094	$(6,468,458,158)	$(17,636)	$4,892	$788,260,698	$173,788

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(m)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(n)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	143	December-2021	$(17,691,781)	$(27,929)	$(27,929)
U.S. Treasury 10 Year Notes	275	December-2021	(36,699,609)	(12,891)	(12,891)
Total Futures Contracts				$(40,820)	$(40,820)

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
Currency Risk
09/24/2021	State Street Bank & Trust Co.	CAD	2,570,123	USD	2,038,524	$1,489
09/24/2021	State Street Bank & Trust Co.	CHF	30,648,209	USD	33,656,182	169,727
09/24/2021	State Street Bank & Trust Co.	USD	1,814,019	EUR	1,543,030	8,701
Subtotal–Appreciation						179,917

Currency Risk
09/24/2021	Bank of New York Mellon (The)	CAD	62,633,636	USD	49,594,420	(47,923)
09/24/2021	Bank of New York Mellon (The)	EUR	76,857,442	USD	90,285,974	(502,677)
09/24/2021	State Street Bank & Trust Co.	CAD	2,697,374	USD	2,135,861	(2,031)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Equity and Income Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
09/24/2021	State Street Bank & Trust Co.	GBP	139,524,759	USD	191,255,492	$(581,305)
09/24/2021	State Street Bank & Trust Co.	USD	2,731,871	GBP	1,983,946	(4,083)
Subtotal–Depreciation						(1,138,019)
Total Forward Foreign Currency Contracts						$(958,102)

Abbreviations:

CAD –Canadian Dollar

CHF –Swiss Franc

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Equity and Income Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $9,309,221,482)*	$12,727,506,679
Investments in affiliated money market funds, at value (Cost $788,166,440)	788,260,698
Other investments:
Variation margin receivable – futures contracts	22,600
Unrealized appreciation on forward foreign currency contracts outstanding	179,917
Foreign currencies, at value (Cost $636)	638
Receivable for:
Investments sold	128,888,435
Fund shares sold	5,987,409
Dividends	18,845,010
Interest	17,512,364
Investment for trustee deferred compensation and retirement plans	1,448,398
Other assets	133,749
Total assets	13,688,785,897

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,138,019
Payable for:
Investments purchased	70,063,454
Fund shares reacquired	12,257,407
Amount due custodian	49,938,859
Collateral upon return of securities loaned	292,017,950
Accrued fees to affiliates	6,836,875
Accrued trustees’ and officers’ fees and benefits	11,921
Accrued other operating expenses	952,496
Trustee deferred compensation and retirement plans	1,621,229
Total liabilities	434,838,210
Net assets applicable to shares outstanding	$13,253,947,687

Net assets consist of:
Shares of beneficial interest	$8,650,265,515
Distributable earnings	4,603,682,172
$13,253,947,687

Net Assets:
Class A	$10,841,867,245
Class C	$362,828,656
Class R	$114,169,262
Class Y	$778,769,048
Class R5	$242,934,272
Class R6	$913,379,204

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	866,172,846
Class C	29,615,921
Class R	9,065,952
Class Y	62,204,244
Class R5	19,399,582
Class R6	72,965,877
Class A:
Net asset value per share	$12.52
Maximum offering price per share (Net asset value of $12.52 ÷ 94.50%)	$13.25
Class C:
Net asset value and offering price per share	$12.25
Class R:
Net asset value and offering price per share	$12.59
Class Y:
Net asset value and offering price per share	$12.52
Class R5:
Net asset value and offering price per share	$12.52
Class R6:
Net asset value and offering price per share	$12.52

*	At August 31, 2021, securities with an aggregate value of $286,052,863 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Equity and Income Fund

Statement of Operations

For the year ended August 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $2,011,771)	$171,296,491
Interest	64,824,716
Dividends from affiliated money market funds (includes securities lending income of $530,115)	643,649
Total investment income	236,764,856

Expenses:
Advisory fees	44,383,277
Administrative services fees	1,791,310
Custodian fees	31,257
Distribution fees:
Class A	25,086,094
Class C	3,808,741
Class R	582,344
Transfer agent fees – A, C, R and Y	16,465,628
Transfer agent fees – R5	186,766
Transfer agent fees – R6	90,896
Trustees’ and officers’ fees and benefits	206,392
Registration and filing fees	242,605
Reports to shareholders	1,205,642
Professional services fees	139,424
Other	309,377
Total expenses	94,529,753
Less: Fees waived and/or expense offset arrangement(s)	(287,144)
Net expenses	94,242,609
Net investment income	142,522,247

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,412,715,992
Affiliated investment securities	4,892
Foreign currencies	212,513
Forward foreign currency contracts	(8,772,758)
Futures contracts	1,067,551
1,405,228,190
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,774,595,619
Affiliated investment securities	(17,636)
Foreign currencies	(212,668)
Forward foreign currency contracts	6,611,237
Futures contracts	16,372
1,780,992,924
Net realized and unrealized gain	3,186,221,114
Net increase in net assets resulting from operations	$3,328,743,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Equity and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	2021	2020
Operations:
Net investment income	$142,522,247	$217,701,284
Net realized gain	1,405,228,190	58,383,769
Change in net unrealized appreciation	1,780,992,924	84,990,285
Net increase in net assets resulting from operations	3,328,743,361	361,075,338

Distributions to shareholders from distributable earnings:
Class A	(273,871,306)	(616,344,387)
Class C	(8,532,718)	(30,463,427)
Class R	(3,061,412)	(8,634,289)
Class Y	(25,931,807)	(61,438,025)
Class R5	(7,677,124)	(25,377,327)
Class R6	(31,356,638)	(78,641,213)
Total distributions from distributable earnings	(350,431,005)	(820,898,668)

Share transactions-net:
Class A	(562,032,712)	(487,146,068)
Class C	(131,989,868)	(151,684,812)
Class R	(32,364,711)	(24,584,829)
Class Y	(168,784,160)	(197,788,316)
Class R5	(50,000,971)	(133,975,313)
Class R6	(320,513,442)	(137,632,828)
Net increase (decrease) in net assets resulting from share transactions	(1,265,685,864)	(1,132,812,166)
Net increase (decrease) in net assets	1,712,626,492	(1,592,635,496)

Net assets:
Beginning of year	11,541,321,195	13,133,956,691
End of year	$13,253,947,687	$11,541,321,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Equity and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/21	$9.83	$0.13	$2.87	$3.00	$(0.17)	$(0.14)	$(0.31)	$12.52	31.02%		$10,841,867	0.78%		0.78%		1.10%		127%
Year ended 08/31/20	10.12	0.17	0.18	0.35	(0.19)	(0.45)	(0.64)	9.83	3.53		9,034,006	0.78		0.79		1.75		133
Year ended 08/31/19	11.10	0.19	(0.36)	(0.17)	(0.21)	(0.60)	(0.81)	10.12	(0.96)		9,845,902	0.78		0.79		1.87		138
Year ended 08/31/18	10.96	0.17	0.70	0.87	(0.22)	(0.51)	(0.73)	11.10	8.21		10,151,828	0.77		0.78		1.55		129
Year ended 08/31/17	10.22	0.19	1.02	1.21	(0.18)	(0.29)	(0.47)	10.96	12.04		10,072,836	0.79		0.80		1.79		94
Class C
Year ended 08/31/21	9.63	0.04	2.81	2.85	(0.09)	(0.14)	(0.23)	12.25	29.94		362,829	1.53		1.53		0.35		127
Year ended 08/31/20	9.91	0.10	0.19	0.29	(0.12)	(0.45)	(0.57)	9.63	2.87		402,761	1.53		1.54		1.00		133
Year ended 08/31/19	10.89	0.12	(0.36)	(0.24)	(0.14)	(0.60)	(0.74)	9.91	(1.75	)(d)	576,794	1.49	(d)	1.50	(d)	1.16	(d)	138
Year ended 08/31/18	10.76	0.09	0.69	0.78	(0.14)	(0.51)	(0.65)	10.89	7.43	(d)	1,437,488	1.51	(d)	1.52	(d)	0.81	(d)	129
Year ended 08/31/17	10.04	0.11	1.00	1.11	(0.10)	(0.29)	(0.39)	10.76	11.21		1,559,156	1.54		1.55		1.04		94
Class R
Year ended 08/31/21	9.89	0.10	2.88	2.98	(0.14)	(0.14)	(0.28)	12.59	30.61		114,169	1.03		1.03		0.85		127
Year ended 08/31/20	10.17	0.15	0.19	0.34	(0.17)	(0.45)	(0.62)	9.89	3.35		118,249	1.03		1.04		1.50		133
Year ended 08/31/19	11.16	0.17	(0.37)	(0.20)	(0.19)	(0.60)	(0.79)	10.17	(1.30)		148,055	1.03		1.04		1.62		138
Year ended 08/31/18	11.01	0.14	0.72	0.86	(0.20)	(0.51)	(0.71)	11.16	8.00		203,003	1.02		1.03		1.30		129
Year ended 08/31/17	10.27	0.17	1.02	1.19	(0.16)	(0.29)	(0.45)	11.01	11.71		214,107	1.04		1.05		1.54		94
Class Y
Year ended 08/31/21	9.84	0.15	2.87	3.02	(0.20)	(0.14)	(0.34)	12.52	31.22		778,769	0.53		0.53		1.35		127
Year ended 08/31/20	10.12	0.19	0.20	0.39	(0.22)	(0.45)	(0.67)	9.84	3.91		749,507	0.53		0.54		2.00		133
Year ended 08/31/19	11.11	0.22	(0.37)	(0.15)	(0.24)	(0.60)	(0.84)	10.12	(0.81)		987,287	0.53		0.54		2.12		138
Year ended 08/31/18	10.96	0.20	0.71	0.91	(0.25)	(0.51)	(0.76)	11.11	8.58		1,192,995	0.52		0.53		1.80		129
Year ended 08/31/17	10.22	0.22	1.01	1.23	(0.20)	(0.29)	(0.49)	10.96	12.32		1,202,149	0.54		0.55		2.04		94
Class R5
Year ended 08/31/21	9.84	0.16	2.86	3.02	(0.20)	(0.14)	(0.34)	12.52	31.28		242,934	0.46		0.46		1.42		127
Year ended 08/31/20	10.12	0.20	0.19	0.39	(0.22)	(0.45)	(0.67)	9.84	3.98		235,461	0.47		0.48		2.06		133
Year ended 08/31/19	11.11	0.22	(0.36)	(0.14)	(0.25)	(0.60)	(0.85)	10.12	(0.75)		397,607	0.47		0.48		2.18		138
Year ended 08/31/18	10.96	0.20	0.72	0.92	(0.26)	(0.51)	(0.77)	11.11	8.64		494,838	0.47		0.48		1.85		129
Year ended 08/31/17	10.23	0.22	1.01	1.23	(0.21)	(0.29)	(0.50)	10.96	12.28		457,500	0.48		0.49		2.10		94
Class R6
Year ended 08/31/21	9.83	0.17	2.87	3.04	(0.21)	(0.14)	(0.35)	12.52	31.50		913,379	0.39		0.39		1.49		127
Year ended 08/31/20	10.12	0.21	0.18	0.39	(0.23)	(0.45)	(0.68)	9.83	3.97		1,001,337	0.38		0.39		2.15		133
Year ended 08/31/19	11.10	0.23	(0.35)	(0.12)	(0.26)	(0.60)	(0.86)	10.12	(0.56)		1,178,312	0.38		0.39		2.27		138
Year ended 08/31/18	10.96	0.21	0.71	0.92	(0.27)	(0.51)	(0.78)	11.10	8.64		1,193,501	0.38		0.39		1.94		129
Year ended 08/31/17	10.22	0.24	1.01	1.25	(0.22)	(0.29)	(0.51)	10.96	12.50		843,229	0.38		0.39		2.20		94

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% and 0.99% for the years ended August 31, 2019 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Equity and Income Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Equity and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

22	Invesco Equity and Income Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

23	Invesco Equity and Income Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

N.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

O.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
P.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.500%
Next $100 million	0.450%
Next $100 million	0.400%
Over $350 million	0.350%

For the year ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend

24	Invesco Equity and Income Fund

expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2021, the Adviser waived advisory fees of $280,074.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended August 31, 2021, expenses incurred under the Plans are shown in the Statements of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2021, IDI advised the Fund that IDI retained $1,943,544 in front-end sales commissions from the sale of Class A shares and $31,129 and $14,230 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2021, the Fund incurred $56,915 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$8,036,158,980	$ 412,217,980	$–	$ 8,448,376,960
U.S. Dollar Denominated Bonds & Notes	–	2,693,722,451	–	2,693,722,451
U.S. Treasury Securities	–	1,481,411,326	–	1,481,411,326
Preferred Stocks	76,875,573	–	–	76,875,573
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	19,563,104	–	19,563,104
Municipal Obligations	–	7,557,265	–	7,557,265
Money Market Funds	496,242,746	292,017,952	–	788,260,698
Total Investments in Securities	8,609,277,299	4,906,490,078	–	13,515,767,377

Other Investments - Assets*
Forward Foreign Currency Contracts	–	179,917	–	179,917

25	Invesco Equity and Income Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*
Futures Contracts	$(40,820)	$-	$ -	$(40,820)
Forward Foreign Currency Contracts	-	(1,138,019)	-	(1,138,019)
	(40,820)	(1,138,019)	-	(1,178,839)

Total Other Investments	(40,820)	(958,102)	-	(998,922)
Total Investments	$8,609,236,479	$4,905,531,976	$ -	$13,514,768,455

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on forward foreign currency contracts outstanding	$179,917	$-	$179,917
Derivatives not subject to master netting agreements	-	-	-
Total Derivative Assets subject to master netting agreements	$179,917	$-	$179,917

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(40,820)	$(40,820)
Unrealized depreciation on forward foreign currency contracts outstanding	(1,138,019)	-	(1,138,019)
Total Derivative Liabilities	(1,138,019)	(40,820)	(1,178,839)
Derivatives not subject to master netting agreements	-	40,820	40,820
Total Derivative Liabilities subject to master netting agreements	$(1,138,019)	$-	$(1,138,019)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$-	$(550,600)	$(550,600)	$-	$-	$(550,600)
State Street Bank & Trust Co.	179,917	(587,419)	(407,502)	-	-	(407,502)
Total	$179,917	$(1,138,019)	$(958,102)	$-	$-	$(958,102)

Effect of Derivative Investments for the year ended August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(8,772,758)	$-	$(8,772,758)
Futures contracts	-	1,067,551	1,067,551

26	Invesco Equity and Income Fund

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	$6,611,237	$-	$6,611,237
Futures contracts	-	16,372	16,372
Total	$(2,161,521)	$1,083,923	$(1,077,598)

    The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$435,935,763	$59,711,835

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2021, the Fund engaged in securities purchases of $19,483,153.

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,070.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020 :

	2021	2020
Ordinary income*	$319,505,310	$335,820,939
Long-term capital gain	30,925,695	485,077,729
Total distributions	$350,431,005	$820,898,668

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Undistributed ordinary income	$287,357,296
Undistributed long-term capital gain	1,027,280,620
Net unrealized appreciation – investments	3,290,106,520
Net unrealized appreciation - foreign currencies	12,064
Temporary book/tax differences	(1,074,328)
Shares of beneficial interest	8,650,265,515
Total net assets	$13,253,947,687

27	Invesco Equity and Income Fund

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences and contingent payment debt instruments.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of August 31, 2021.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2021 was $3,428,541,475 and $5,895,538,227, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,331,860,386
Aggregate unrealized (depreciation) of investments	(41,753,866)
Net unrealized appreciation of investments	$3,290,106,520

    Cost of investments for tax purposes is $10,224,661,935.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization utilization, contingent payment debt instruments and partnerships, on August 31, 2021, undistributed net investment income was increased by $46,808,882, undistributed net realized gain was decreased by $107,101,639 and shares of beneficial interest was increased by $60,292,757. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity
	Year ended August 31, 2021(a)		Year ended August 31, 2020
	Shares	Amount	Shares	Amount
Sold:
Class A	58,242,054	$669,800,555	68,784,007	$663,704,131
Class C	2,590,316	29,233,330	5,809,453	55,527,016
Class R	1,710,982	19,747,287	1,785,967	17,409,877
Class Y	19,900,436	214,229,795	15,406,385	150,348,194
Class R5	2,354,176	27,344,388	2,909,650	28,575,125
Class R6	12,089,668	137,059,752	20,200,629	193,900,974

Issued as reinvestment of dividends:
Class A	23,190,215	252,704,975	57,689,540	571,984,286
Class C	743,597	7,865,915	2,855,543	28,049,019
Class R	280,215	3,056,809	861,443	8,627,747
Class Y	2,015,654	21,923,514	5,216,816	51,695,476
Class R5	705,455	7,676,880	2,548,607	25,219,954
Class R6	2,828,386	30,723,306	7,837,423	77,386,041

Automatic conversion of Class C shares to Class A shares:
Class A	6,564,025	73,322,454	5,888,040	57,112,865
Class C	(6,700,020)	(73,322,454)	(6,006,241)	(57,112,865)

Reacquired:
Class A	(140,490,555)	(1,557,860,696)	(186,965,291)	(1,779,947,350)
Class C	(8,843,830)	(95,766,659)	(19,017,796)	(178,147,982)
Class R	(4,877,988)	(55,168,807)	(5,249,093)	(50,622,453)
Class Y	(35,908,759)	(404,937,469)	(41,983,310)	(399,831,986)
Class R5	(7,596,721)	(85,022,239)	(20,808,840)	(187,770,392)
Class R6	(43,789,347)	(488,296,500)	(42,671,995)	(408,919,843)
Net increase (decrease) in share activity	(114,992,041)	$(1,265,685,864)	(124,909,063)	$(1,132,812,166)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

28	Invesco Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equity and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equity and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 25, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29	Invesco Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/21)	(08/31/21)[1]	Period[2]	(08/31/21)	Period[2]	Ratio
Class A	$1,000.00	$1,093.80	$3.96	$1,021.42	$3.82	0.75%
Class C	1,000.00	1,089.00	8.00	1,017.54	7.73	1.52
Class R	1,000.00	1,091.90	5.27	1,020.16	5.09	1.00
Class Y	1,000.00	1,095.10	2.64	1,022.68	2.55	0.50
Class R5	1,000.00	1,095.30	2.32	1,022.99	2.24	0.44
Class R6	1,000.00	1,095.50	2.06	1,023.24	1.99	0.39

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

30	Invesco Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equity and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Value Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period, reasonably comparable to the performance of the Index for the three year period, and below the performance of the Index for the five year period. The Board noted that the Fund’s stock selection in certain sectors, as well as exposure to issuers operating in industries that were significantly impacted by the COVID-19 pandemic detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

31	Invesco Equity and Income Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2020.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board requested and received additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

32	Invesco Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$99,047,695
Qualified Dividend Income*	51.85%
Corporate Dividends Received Deduction*	40.99%
U.S. Treasury Obligations*	2.86%
Qualified Business Income*	0.00%
Business Interest Income*	16.99%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$130,320,666

33	Invesco Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	184	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-5	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Equity and Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾	Fund reports and prospectuses
◾	Quarterly statements
◾	Daily confirmations
◾	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-EQI-AR-1

Annual Report to Shareholders	August 31, 2021

Invesco Floating Rate ESG Fund

Nasdaq:

A: AFRAX ∎ C: AFRCX ∎ R: AFRRX ∎ Y: AFRYX ∎ R5: AFRIX ∎ R6: AFRFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

29	Financial Statements

32	Financial Highlights

33	Notes to Financial Statements

42	Report of Independent Registered Public Accounting Firm

43	Fund Expenses

44	Approval of Investment Advisory and Sub-Advisory Contracts

46	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2021, Class A shares of Invesco Floating Rate ESG Fund (the Fund), at net asset value (NAV), outperformed the Credit Suisse Leveraged Loan Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/20 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.90%
Class C Shares	9.38
Class R Shares	9.46
Class Y Shares	10.18
Class R5 Shares	10.08
Class R6 Shares	9.95
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	-0.08
Credit Suisse Leveraged Loan Index∎ (Style-Specific Index)	8.50
Lipper Loan Participation Funds Classification Average◆ (Peer Group)	7.57

Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP; ◆Lipper Inc.

Market conditions and your Fund

During the Fund’s fiscal year, the senior loan market was characterized by a continued rebound after the sharp sell-off during the outbreak of coronavirus (COVID-19). We believe investors viewed the accommodative monetary and fiscal policies taken on by central banks around the globe as encouraging and began to look through what was deemed as “short-term” disruptions caused by the pandemic. During this bout of volatility, senior loans’ defensive positioning at the top of the capital structure benefited the asset class, as it experienced more muted drawdowns compared to other risk assets.

    Senior loans returned 8.50% as represented by the Credit Suisse Leveraged Loan Index during the Fund’s fiscal year.1 With business reopenings well underway, loan prices in the secondary market were supported by issuers’ improving earnings and cash flow, which contributed to robust balance sheets and vanishing evidence of issuer distress as 1% of the market traded below $80 as of the end of August 2021.2 Themes of performance dispersion by credit rating and industry remained during the price recovery in the loan market following the COVID-19 sell-off. During the fiscal year BB-, B- and CCC-rated loans† returned 4.22%, 7.60% and 22.28%, respectively.1 Energy was the best performing industry, returning 20.06% for the fiscal year, while utility was the worst-performing industry returning -2.28%.1

    The loan market continued to benefit from strong fundamental and technical backdrops. The earnings rebound among speculative grade issuers which began in earnest during the first quarter of 2021 continued into the second quarter of 2021.3 With earnings conditions recovering, the loan market’s credit quality composition is steadily returning towards pre-COVID-19 levels.2 With approximately 1% of the market trading at distressed levels and minimal near-term maturity challenges, we believe the market is poised to experience low defaults for the foreseeable future as is historically typical following peaks in default rates (absent any drastic changes in earnings/liquidity conditions). From a technical perspective, the percentage of loans trading above par declined to 12%.4 We believe this should benefit investors to the extent it preserves current coupon rates for longer.

    As of August 31, 2021, the 12-month default rate was 0.47%.4 With issuer fundamentals improving rapidly, alongside reopening and highly accessible capital markets, distress has significantly dissipated from the syndicated loan market. We believe the default rate will continue to decline to relatively low levels for the remainder of 2021. Default activity typically slows materially after default cycle peaks, but the 2020 default cycle was especially short-lived, reflecting the unique dynamics of this pandemic-driven economic shock.4

    The average price in the senior loan market was $97.91 as of August 31, 2021.1 Given the price of senior loans at the end of the fiscal year, they provided a 4.79% yield.1

    During the 12 months ending August 31, 2021, iHeart Communications, Monitronics and Fieldwood Energy contributed to the Fund’s performance, while McDermott International, ThermaSys Corporation and Goodman Networks detracted from returns.

    We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.

    During the fiscal year, the Fund’s allocation to recent primary deals, broadly speaking, also contributed to the Fund’s performance relative to its style-specific benchmark.

Through August 2021, the Fund’s credit positioning was a contributor to relative performance, as the Fund shifted to an overweight allocation to lower-quality assets, compared to that of the Credit Suisse Leveraged Loan Index.

    The senior loan asset class behaves differently from many traditional fixed-income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed-credit spread over the London Interbank Offered Rate (LIBOR). Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as LIBOR changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed-income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed-income bonds. As a result, senior loans can provide a natural hedge against rising interest rates. See “Notes to Financial Statements - LIBOR Risk” for risks related to the upcoming phaseout of LIBOR.

    We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve (the Fed) and other central banks. The risk may be greater in the current market environment because interest rates are near historic lows. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.

    Invesco’s senior loan investment team formally developed a proprietary ESG internal ratings framework. Each new loan is independently measured on a scale for risk related to Environment, Social and Governance factors by the team’s credit analysts. These ratings are averaged into an overall ESG score that is approved by the Investment Committee and reviewed and updated annually.

    As always, we appreciate your continued participation in Invesco Floating Rate ESG Fund.

1 Source: Credit Suisse Leveraged Loan Index

2 Source: S&P/LSTA Leveraged Loan Index

3 Source: JP Morgan High Yield Earnings Tracker

4 Source: JP Morgan

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on

2	Invesco Floating Rate ESG Fund

rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio manager(s):

Scott Baskind

Thomas Ewald - Lead

Philip Yarrow

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Floating Rate ESG Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/11

1 Source: Bloomberg LP

2 Source: Lipper Inc.

3 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Floating Rate ESG Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (5/1/97)	3.98%
10 Years	4.29
5 Years	3.72
1 Year	7.12

Class C Shares
Inception (3/31/00)	3.70%
10 Years	4.14
5 Years	3.73
1 Year	8.38

Class R Shares
Inception (4/13/06)	3.43%
10 Years	4.30
5 Years	3.96
1 Year	9.46

Class Y Shares
Inception (10/3/08)	5.15%
10 Years	4.84
5 Years	4.51
1 Year	10.18

Class R5 Shares
Inception (4/13/06)	3.98%
10 Years	4.85
5 Years	4.50
1 Year	10.08

Class R6 Shares
10 Years	4.85%
5 Years	4.57
1 Year	9.95

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Floating Rate ESG Fund

Supplemental Information

Invesco Floating Rate ESG Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.

∎	Unless otherwise noted, all data is provided by Invesco.

∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, noninvestment-grade loans.

∎	The Lipper Loan Participation Funds Classification Average represents an average of all of the funds in the Lipper Loan Participation Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Floating Rate ESG Fund

Fund Information

Portfolio Composition†

By credit quality	% of total investments

BBB-	1.63%

BB+	3.49

BB	3.85

BB-	10.76

B+	11.61

B	25.76

B-	23.58

CCC+	6.11

CCC	1.41

CCC-	0.31

C	0.22

D	0.71

Non-Rated	7.93
Equity	2.63

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

		% of total net assets

1.	Intelsat Jackson Holdings S.A.	1.17%

2.	Monitronics International, Inc.	0.93

3.	Spin Holdco Inc.	0.81

4.	HotelBeds	0.78
5.	Invictus Media S.L.U.	0.77

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2021.

7	Invesco Floating Rate ESG Fund

Schedule of Investments

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–88.61%(b)(c)
Aerospace & Defense–3.24%
Aernnova Aerospace S.A.U. (Spain)
Delayed Draw Term Loan (3 mo. EURIBOR + 3.00%)	3.00%	01/31/2027	EUR	92	$ 103,600
Term Loan B-1 (3 mo. EURIBOR + 3.00%)	3.00%	01/31/2027	EUR	363	410,331
Brown Group Holding LLC, Term Loan B (3 mo. USD LIBOR + 2.75%)	3.25%	04/22/2028		$5,982	5,961,171
CEP IV Investment 16 S.a.r.l. (ADB Safegate) (Luxembourg), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	10/03/2024	EUR	2,349	2,663,355
Dynasty Acquisition Co., Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	3.65%	04/08/2026		5,571	5,439,342
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.65%	04/08/2026		2,992	2,921,733
Gogo Intermediate Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	04/30/2028		4,531	4,535,005
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	4.50%	06/28/2024		4,973	4,955,572
IAP Worldwide Services, Inc.
Revolver Loan (Acquired 07/22/2014-05/10/2019; Cost $929,279)(d)(e)(f)	0.00%	07/18/2023		929	929,279
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%) (Acquired 08/18/2014-05/10/2019; Cost $943,682)(d)(e)	8.00%	07/18/2023		962	962,366
KKR Apple Bidco LLC
First Lien Term Loan(g)	-	07/15/2028		3,509	3,503,600
Second Lien Term Loan(g)	-	07/15/2029		379	384,602
Term Loan (1 mo. USD LIBOR + 3.75%)	3.84%	12/06/2025		9,699	9,693,005
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	2.84%	10/04/2024		1,802	1,784,114
PAE Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	10/13/2027		3,685	3,687,138
Peraton Corp.
First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	02/01/2028		10,555	10,572,930
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.50%	02/26/2029		3,205	3,236,992
Spirit AeroSystems, Inc., Term Loan B (1 mo. USD LIBOR + 5.25%)	6.00%	01/15/2025		2,824	2,852,252
TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.25%)	2.33%	05/30/2025		9,211	9,076,342
Term Loan F (1 mo. USD LIBOR + 2.25%)	2.33%	12/09/2025		1,349	1,329,514
Term Loan G (1 mo. USD LIBOR + 2.25%)	2.33%	08/22/2024		2,921	2,885,285
					77,887,528

Air Transport–2.40%
AAdvantage Loyalty IP Ltd., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.50%	03/15/2028		7,340	7,567,502
Air Canada (Canada), Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	08/15/2028		5,439	5,443,091
American Airlines, Inc., Term Loan (3 mo. USD LIBOR + 1.75%)	1.84%	06/27/2025		4,719	4,438,764
Avolon TLB Borrower 1 (US) LLC, Term Loan B-4 (1 mo. USD LIBOR + 1.50%)	2.25%	02/10/2027		10,409	10,287,210
eTraveli Group (Sweden), Term Loan B-1 (3 mo. EURIBOR + 4.50%)	4.50%	08/02/2024	EUR	2,121	2,457,223
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	06/21/2027		9,276	9,856,852
SkyMiles IP Ltd., Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	10/01/2027		4,718	5,008,060
United Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	05/01/2028		12,398	12,443,109
WestJet Airlines Ltd. (Canada), Term Loan B (3 mo. USD LIBOR + 3.00%)	4.00%	12/11/2026		136	132,002
					57,633,813

Automotive–2.86%
Adient PLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	3.58%	03/31/2028		6,595	6,591,177
American Axle & Manufacturing, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	3.00%	04/06/2024		3,385	3,380,561
Autokiniton US Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	5.00%	03/31/2028		5,883	5,904,399
BCA Marketplace (United Kingdom)
Second Lien Term Loan B(g)	-	06/30/2029	GBP	1,892	2,644,617
Term Loan B(g)	-	06/30/2028	GBP	759	1,044,071
Belron Finance US LLC, Incremental Term Loan (3 mo. USD LIBOR + 2.25%)	2.44%	10/30/2026		1,217	1,211,225
Garrett Borrowing LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	04/30/2028		5,392	5,372,218
Goodyear Tire & Rubber Co. (The), Second Lien Term Loan (3 mo. USD LIBOR + 2.00%)	2.09%	03/03/2025		1,073	1,062,700
Highline Aftermarket Acquisition LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	10/28/2027		9,321	9,363,398

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Automotive–(continued)
Les Schwab Tire Centers, Term Loan (1 mo. USD LIBOR + 3.25%)	4.00%	11/02/2027		$4,737	$ 4,742,504
Mavis Tire Express Services TopCo L.P., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	05/01/2028		11,659	11,677,291
Panther BF Aggregator 2 L.P. (Canada), Term Loan (1 mo. USD LIBOR + 3.25%)	3.33%	04/30/2026		1,686	1,670,830
PowerTeam Services LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	4.00%	06/01/2026		1,309	1,306,546
TI Group Automotive Systems LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	12/16/2026		1,595	1,599,313
Truck Hero, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.50%	01/20/2028		3,525	3,515,869
Visteon Corp., Term Loan (3 mo. USD LIBOR + 1.75%)	1.83%	03/25/2024		495	491,222
Wand NewCo 3, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	3.08%	02/05/2026		1,890	1,870,495
Winter Park Intermediate, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	5.25%	11/30/2028		5,306	5,317,122
					68,765,558

Beverage & Tobacco–0.55%
Al Aqua Merger Sub, Inc.
Delayed Draw Term Loan(f)	0.00%	06/18/2028		1,001	1,003,781
Term Loan(g)	-	06/18/2028		8,007	8,030,245
Arctic Glacier U.S.A., Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	03/20/2024		809	773,144
Waterlogic Holdings Ltd. (United Kingdom)
Term Loan B(g)	-	08/04/2028	EUR	177	209,831
Term Loan B(g)	-	08/04/2028		3,264	3,263,645
					13,280,646

Brokers, Dealers & Investment Houses–0.05%
Zebra Buyer LLC, First Lien Term Loan (g)	-	04/22/2028		1,169	1,172,752

Building & Development–2.45%
American Builders & Contractors Supply Co., Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	2.08%	01/15/2027		4,128	4,100,080
Brookfield Retail Holdings VII Sub 3 LLC
Term Loan A-2 (3 mo. USD LIBOR + 3.00%)	3.08%	08/28/2023		3,161	3,155,986
Term Loan B (3 mo. USD LIBOR + 2.50%)	2.58%	08/27/2025		2,125	2,080,274
Core & Main L.P., Term Loan B (1 mo. USD LIBOR + 2.50%)	2.59%	06/10/2028		10,259	10,182,403
CRH Europe Distribution (Netherlands), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/30/2026	EUR	874	1,035,553
DiversiTech Holdings, Inc., Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	4.25%	12/02/2024		4,590	4,593,746
Mayfair Mall LLC, Term Loan(g)	-	04/20/2023		2,876	2,533,983
Quikrete Holdings, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 2.50%)	2.58%	02/01/2027		1,145	1,133,377
Term Loan B(g)	-	06/11/2028		5,314	5,278,591
Re/Max LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	3.00%	06/23/2028		4,671	4,644,689
Standard Industries, Inc., Term Loan B(g)	-	08/31/2028		6,041	6,030,542
TAMKO Building Products LLC, Term Loan (1 mo. USD LIBOR + 3.00%)(d)	3.11%	05/29/2026		560	557,323
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)(d)	5.00%	07/24/2024		2,880	2,883,900
White Cap Buyer LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	4.50%	10/31/2027		7,540	7,552,855
Xella (Luxembourg), Term Loan B-4 (3 mo. EURIBOR + 4.25%)	4.25%	03/30/2028	EUR	2,674	3,161,252
					58,924,554

Business Equipment & Services–10.00%
Adevinta ASA (Norway)
Term Loan B (3 mo. EURIBOR + 3.25%)	3.25%	10/22/2027	EUR	1,346	1,589,370
Term Loan B (3 mo. USD LIBOR + 3.00%)	3.75%	10/22/2027		1,400	1,400,154
Aegion Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.50%	03/31/2028		3,091	3,121,682
Allied Universal Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.25%	05/12/2028		741	741,610
AutoScout24 (Speedster Bidco GmbH) (Germany), Second Lien Term Loan (3 mo. EURIBOR + 6.00%)	6.00%	03/31/2028	EUR	470	561,579
Blucora, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)(d)	5.00%	05/22/2024		4,339	4,354,870
Camelot Finance L.P.
Incremental Term Loan B (1 mo. USD LIBOR + 3.00%)	4.00%	10/30/2026		6,590	6,600,250
Term Loan (1 mo. USD LIBOR + 3.00%)	3.08%	10/30/2026		7,018	6,992,042
Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	3.50%	03/01/2024		5,512	5,505,833

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
Checkout Holding Corp.
First Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 02/15/2019-11/12/2020; Cost $762,587)(e)	8.50%	02/15/2023		$807	$ 772,539
PIK Term Loan, 9.50% PIK Rate, 2.00% Cash Rate (Acquired 02/15/2019-08/31/2021; Cost $1,157,479)(e)(h)	9.50%	08/15/2023		1,177	653,405
Cimpress USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	04/30/2028		4,763	4,766,629
Ciox, Term Loan (1 mo. USD LIBOR + 4.25%)	5.00%	12/16/2025		2,738	2,746,701
Constant Contact
Delayed Draw Term Loan(f)	0.00%	02/10/2028		1,892	1,886,338
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)(d)	8.25%	02/15/2029		1,980	1,960,221
Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	02/10/2028		7,043	7,021,369
CRCI Longhorn Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	7.34%	08/08/2026		234	232,648
Dakota Holding Corp.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	04/09/2027		8,324	8,345,790
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	04/07/2028		2,299	2,362,197
Dun & Bradstreet Corp. (The), Term Loan (1 mo. USD LIBOR + 3.25%)	3.34%	02/06/2026		8,749	8,693,325
Ensono L.P., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	05/19/2028		4,646	4,659,411
Garda World Security Corp. (Canada), Term Loan (1 mo. USD LIBOR + 4.25%)	4.34%	10/30/2026		6,501	6,499,619
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.50%	05/12/2028		7,573	7,530,271
Holding Socotec (France), Term Loan B(g)	-	05/07/2028		1,898	1,899,330
I-Logic Technologies Bidco Ltd. (United Kingdom)
First Lien Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/31/2027	EUR	372	440,493
First Lien Term Loan B (3 mo. USD LIBOR + 4.00%)	4.50%	02/16/2028		439	439,413
INDIGOCYAN Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 4.75%)	4.82%	06/23/2024	GBP	8,438	11,369,318
ION Trading Technologies S.a.r.l. (Luxembourg)
Term Loan B(g)	-	03/31/2028	EUR	208	246,675
Term Loan B (3 mo. USD LIBOR + 4.75%)	4.92%	03/31/2028		8,063	8,079,420
KAR Auction Services, Inc., Term Loan B-6 (1 mo. USD LIBOR + 2.25%)	2.38%	09/15/2026		3,763	3,715,822
Karman Buyer Corp., Term Loan B (1 mo. USD LIBOR + 5.25%)	6.00%	10/31/2027		8,311	8,379,224
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	2.83%	02/05/2027		3,833	3,822,056
Monitronics International, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.75%	03/29/2024		13,388	13,013,596
Term Loan (1 mo. USD LIBOR + 5.00%)	6.50%	08/30/2024		9,269	9,337,021
NielsenIQ, Inc.
Term Loan B (1 mo. EURIBOR + 4.00%)	4.00%	03/06/2028	EUR	910	1,078,976
Term Loan B (1 mo. USD LIBOR + 4.00%)	4.10%	03/06/2028		5,101	5,103,523
OCM System One Buyer CTB LLC, Term Loan B (3 mo. USD LIBOR + 4.50%)(d)	5.25%	03/02/2028		1,724	1,728,631
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	1.84%	11/18/2026		4,003	3,936,601
Prime Security Services Borrower LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	3.50%	09/23/2026		9,800	9,794,945
Prometric Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	01/29/2025		126	124,299
Red Ventures LLC (New Imagitas, Inc.)
Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	2.58%	11/08/2024		348	344,994
Term Loan B-3 (1 mo. USD LIBOR + 3.50%)	4.25%	11/08/2024		2,411	2,411,882
Sitel Worldwide Corp., Term Loan B(g)	-	08/01/2028		6,885	6,880,550
Solera
Term Loan B (1 mo. USD LIBOR + 4.00%)	4.50%	06/02/2028		7,383	7,385,971
Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	06/05/2028	EUR	1,073	1,271,698
Spin Holdco, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	03/04/2028		19,324	19,369,000
team.blue (Netherlands), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	03/18/2028	EUR	1,568	1,851,758
Tech Data Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	3.58%	06/30/2025		5,241	5,248,599
Tempo Acquisition LLC
Incremental Term Loan(g)	-	10/31/2026		1,372	1,373,358
Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	11/02/2026		499	499,894
Thermostat Purchaser III, Inc.
Delayed Draw Term Loan(d)(f)	0.00%	08/30/2028		466	467,357
Term Loan B(d)(g)	-	08/30/2028		1,994	1,998,564
UnitedLex Corp., Term Loan (1 mo. USD LIBOR + 5.75%)(d)	5.88%	03/20/2027		1,488	1,495,464
Ventia Deco LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	5.00%	05/21/2026		5,514	5,536,043
Verra Mobility Corp., Term Loan B (3 mo. USD LIBOR + 3.25%)	3.40%	03/19/2028		4,223	4,209,157

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)			Value
Business Equipment & Services–(continued)
Virtusa Corp., Term Loan B (1 mo. USD LIBOR + 4.25%)	4.75%	02/11/2027	$		4,904	$ 4,930,490
WebHelp (France)
Term Loan B(g)	-	07/30/2028		EUR	449	530,120
Term Loan B(g)	-	07/30/2028			2,584	2,582,079
WEX, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.33%	03/19/2028			610	605,370
						240,499,544

Cable & Satellite Television–2.67%
Altice Financing S.A. (Luxembourg), Term Loan (3 mo. USD LIBOR + 2.75%)	2.88%	07/15/2025			1,913	1,880,971
Atlantic Broadband Finance LLC
Incremental Term Loan(g)	-	07/28/2028			8,629	8,606,817
Term Loan B (1 mo. USD LIBOR + 2.00%)	2.08%	01/03/2025			5,624	5,574,989
CSC Holdings LLC
Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	2.35%	01/15/2026			526	518,845
Term Loan (1 mo. USD LIBOR + 2.25%)	2.35%	07/17/2025			2,891	2,855,281
Term Loan (1 mo. USD LIBOR + 2.50%)	2.60%	04/15/2027			564	558,596
Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (3 mo. USD LIBOR + 4.00%)	4.12%	08/14/2026			6,059	6,052,764
Term Loan B-12 (3 mo. USD LIBOR + 3.69%)	3.81%	01/31/2026			5,643	5,605,203
ORBCOMM, Inc., Term Loan B(g)	-	06/26/2028			1,525	1,528,110
UPC Financing Partnership
Term Loan AT (1 mo. USD LIBOR + 2.25%)	2.35%	04/30/2028			154	152,403
Term Loan AX (1 mo. USD LIBOR + 3.00%)	3.10%	01/31/2029			12,022	11,972,571
Virgin Media Bristol LLC (United Kingdom)
Term Loan N (1 mo. USD LIBOR + 2.50%)	2.60%	01/31/2028			8,441	8,364,434
Term Loan Q (1 mo. USD LIBOR + 3.25%)	3.35%	01/15/2029			10,276	10,274,185
Ziggo Secured Finance Partnership, Term Loan I (1 mo. USD LIBOR + 2.50%)	2.60%	04/15/2028			250	247,709
						64,192,878

Chemicals & Plastics–4.60%
AkzoNobel Chemicals, Term Loan (3 mo. USD LIBOR + 2.75%)	2.84%	10/01/2025			2,708	2,681,706
Alpha US Bidco, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	3.00%	03/05/2028			2,452	2,445,630
Aruba Investments, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	11/24/2027			6,591	6,615,320
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.50%	11/24/2028			2,282	2,305,685
Ascend Performance Materials Operations LLC, Term Loan (1 mo. USD LIBOR + 4.75%)	5.50%	08/27/2026			8,618	8,750,592
BASF Construction Chemicals (Germany), Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	09/30/2027			9,479	9,486,862
BCPE Max Dutch Bidco B.V. (Netherlands)
Term Loan B(g)	-	10/31/2025		EUR	318	375,689
Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	10/31/2025		EUR	750	885,392
Charter NEX US, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	12/01/2027			2,784	2,788,423
Colouroz Investment LLC (Germany)
First Lien Term Loan B-4 (3 mo. EURIBOR + 4.25%)	5.00%	09/21/2023		EUR	69	81,221
First Lien Term Loan B-5 (3 mo. EURIBOR + 4.25%)	5.00%	09/21/2023		EUR	331	390,103
First Lien Term Loan B-7 (3 mo. EURIBOR + 4.25%)	5.00%	09/21/2023		EUR	114	133,830
PIK First Lien Term Loan B-2, 0.75% PIK Rate, 5.25% Cash Rate(h)	0.75%	09/21/2023			8,484	8,371,127
PIK First Lien Term Loan B-6, 0.75% PIK Rate, 5.00% Cash Rate(h)	5.00%	09/21/2023		EUR	47	54,716
PIK First Lien Term Loan C, 0.75% PIK Rate, 5.25% Cash Rate(h)	5.25%	09/21/2023			1,293	1,275,401
PIK First Lien Term Loan, 0.75% PIK Rate, 5.00% Cash Rate(h)	0.75%	09/21/2023		EUR	3,431	4,041,401
PIK Second Lien Term Loan B-2, 5.75% PIK Rate, 5.25% Cash Rate(h)	5.75%	09/05/2022			54	48,173
Term Loan B-3 (3 mo. EURIBOR + 4.25%)	5.00%	09/21/2023		EUR	1	1,513
Eastman Tire Additives, Term Loan B(d)(g)	-	08/12/2028			3,005	2,974,877
Ferro Corp.
Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	2.40%	02/14/2024			134	133,775
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	2.40%	02/14/2024			131	130,928
Fusion, Term Loan (1 mo. USD LIBOR + 6.50%)(d)	7.50%	04/30/2026			2,136	2,189,830
Gemini HDPE LLC, Term Loan B (3 mo. USD LIBOR + 3.00%)	3.50%	12/11/2027			244	244,171
ICP Group Holdings LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	01/14/2028			3,743	3,742,146
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.50%	01/14/2029			912	920,735

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–(continued)
INEOS Quattro Holdings Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	01/21/2026		$6,206	$ 6,198,275
Invictus US NewCo LLC
First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	3.08%	03/28/2025		1,658	1,654,415
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	6.83%	03/30/2026		2,728	2,728,717
Kersia International S.A.S. (Belgium), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	11/30/2027	EUR	528	626,457
Lonza Solutions (Switzerland)
Term Loan B (6 mo. USD LIBOR + 4.00%)	4.75%	04/28/2028		3,172	3,178,107
Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	07/03/2028	EUR	1,595	1,889,200
Lummus Technology, Term Loan B (1 mo. USD LIBOR + 3.50%)	3.58%	06/30/2027		5,354	5,332,572
Messer Industries USA, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	2.65%	03/02/2026		4,591	4,561,578
Nobian Finance B.V., Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	06/30/2026	EUR	1,117	1,318,453
Oxea Corp., Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	3.38%	10/14/2024		7,791	7,771,496
Perstorp Holding AB (Sweden)
Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	02/27/2026	EUR	409	482,506
Term Loan B (3 mo. USD LIBOR + 4.75%)	4.95%	02/27/2026		1,533	1,510,300
Potters Industries LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	12/14/2027		3,228	3,235,361
PQ Corp., Term Loan B(g)	-	05/27/2028		1,406	1,405,783
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	11/03/2025		7,649	7,658,504
					110,620,970

Clothing & Textiles–0.72%
BK LC Lux SPV S.a.r.l., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.25%	04/27/2028		4,197	4,199,939
Gloves Buyer, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	01/20/2028		3,642	3,640,060
Kontoor Brands, Inc., Term Loan B (3 mo. USD LIBOR + 4.25%)(d)	4.34%	05/17/2026		1,017	1,019,129
Mascot Bidco OYJ (Finland), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	03/30/2026	EUR	1,261	1,493,185
Tumi, Inc.
Incremental Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	04/25/2025		6,867	6,834,680
Term Loan B (1 mo. USD LIBOR + 1.75%)	1.83%	04/25/2025		84	82,287
					17,269,280

Conglomerates–0.40%
Safe Fleet Holdings LLC
First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	02/03/2025		8,195	8,128,900
First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.75%)(d)	4.75%	02/03/2025		838	833,563
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	7.75%	02/02/2026		580	570,507
					9,532,970

Containers & Glass Products–2.38%
Berlin Packaging LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.25%	03/01/2028		9,171	9,120,210
Consolidated Container Co. LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	01/29/2028		2,759	2,739,141
Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 4.00%)(d)	4.75%	03/29/2024		9,114	9,068,551
Fort Dearborn Holding Co., Inc.
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	10/19/2023		3,152	3,159,309
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.50%	10/21/2024		393	394,375
Graham Packaging Co., Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	08/04/2027		1,161	1,157,402
Hoffmaster Group, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 4.00%)	5.00%	11/21/2023		6,939	6,686,496
Keter Group B.V. (Netherlands)
Term Loan B-1 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	3,526	4,174,881
Term Loan B-3 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	1,352	1,601,002
Klockner Pentaplast of America, Inc.
Term Loan B (6 mo. USD LIBOR + 4.75%)	5.25%	02/12/2026		771	771,236
Term Loan B (6 mo. EURIBOR + 4.75%)	4.75%	03/01/2026	EUR	759	896,897
Libbey Glass, Inc., PIK Term Loan, 6.00% PIK Rate, 5.00% Cash Rate
(Acquired 11/13/2020-05/13/2021; Cost $2,919,393)(e)(h)	6.00%	11/12/2025		3,247	3,386,583
Logoplaste (Portugal), Term Loan B (1 mo. USD LIBOR + 4.25%)	4.38%	04/21/2028		2,039	2,037,567
Pretium PKG Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	10/14/2027		6,719	6,729,082
Reynolds Group Holdings, Inc., Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	3.33%	02/16/2026		1,326	1,318,461

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Containers & Glass Products–(continued)
Trident TPI Holdings, Inc.
Delayed Draw Term Loan(f)	0.00%	07/29/2028		$190	$ 190,215
Term Loan B(g)	-	07/29/2028		1,339	1,341,019
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.00%	10/17/2024		2,449	2,448,152
					57,220,579

Cosmetics & Toiletries–0.74%
Anastasia Parent LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	3.90%	08/11/2025		1,512	1,258,897
Coty, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	2.35%	04/05/2025		8,672	8,379,167
Domtar Personal Care, Term Loan B (1 mo. USD LIBOR + 4.25%) (Acquired 02/19/2021-06/30/2021; Cost $3,983,268)(e)	5.00%	02/18/2028		3,985	3,999,371
IRIS Bidco GmbH (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	5.00%	05/25/2028	EUR	2,416	2,861,388
KDC/One (Canada), Term Loan (3 mo. EURIBOR + 5.00%)	5.00%	12/22/2025	EUR	273	324,420
Parfums Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.08%	06/30/2024		880	878,157
					17,701,400

Drugs–0.11%
Grifols Worldwide Operations USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	2.08%	11/15/2027		206	203,218
Pharmaceutical Product Development, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	2.50%	01/06/2028		2,559	2,555,261
					2,758,479

Ecological Services & Equipment–0.66%
Anticimex (Sweden), Term Loan B (g)	-	07/21/2028		4,387	4,371,169
EnergySolutions LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	05/11/2025		3,572	3,562,852
GFL Environmental, Inc. (Canada), Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	3.50%	05/30/2025		1,558	1,561,285
Groundworks LLC, Delayed Draw Term Loan(d)(f)	0.00%	01/17/2026		2,967	2,922,647
Patriot Container Corp.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	03/20/2025		3,067	3,051,656
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.75%	03/20/2026		322	300,480
					15,770,089

Electronics & Electrical–13.97%
Barracuda Networks, Inc.
First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	02/12/2025		104	104,439
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	10/30/2028		313	318,340
Boxer Parent Co., Inc., Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/02/2025	EUR	464	549,699
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.08%	04/18/2025		7,017	7,017,058
CDK Int (Concorde Lux) (Luxembourg), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	02/19/2028	EUR	404	479,145
Civica (United Kingdom), Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	4.83%	10/14/2024	GBP	2,136	2,929,189
Cloudera, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.50%)	3.25%	12/20/2027		1,412	1,412,883
CommerceHub, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	01/01/2028		5,313	5,328,496
CommScope, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	3.33%	04/06/2026		6,538	6,473,362
Cornerstone OnDemand, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.34%	04/22/2027		6,459	6,461,047
Dedalus Finance GmbH (Germany), Term Loan (3 mo. EURIBOR + 3.75%)	3.75%	05/04/2027	EUR	735	868,389
Delta Topco, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	12/01/2027		9,484	9,506,706
Devoteam (Castillon S.A.S. - Bidco) (France), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	12/09/2027	EUR	496	589,668
Diebold Nixdorf, Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	2.88%	11/06/2023		3,574	3,527,198
E2Open LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	02/04/2028		5,643	5,634,032
Energizer Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	2.75%	12/22/2027		2,723	2,709,140
ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.08%	05/06/2026		5,335	5,322,058
EverCommerce, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	07/01/2028		1,260	1,262,915
Exclusive Group (France), First Lien Term Loan B (3 mo. EURIBOR + 3.25%)	3.25%	07/04/2025	EUR	2,794	3,244,614
Finastra USA, Inc. (United Kingdom), First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	06/13/2024		10,346	10,235,499
Forcepoint, Term Loan B (1 mo. USD LIBOR + 4.50%)	5.00%	01/07/2028		3,810	3,822,921
Hyland Software, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.25%	07/01/2024		12,925	12,951,647
Second Lien Term Loan (1 mo. USD LIBOR + 6.25%)	7.00%	07/07/2025		1,148	1,162,834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Imperva, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	8.75%	01/11/2027		$3,520	$ 3,531,792
Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	01/10/2026		7,074	7,086,543
Infinite Electronics
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	7.50%	03/02/2029		874	882,980
Term Loan B (1 mo. USD LIBOR + 3.75%)	4.25%	02/24/2028		5,800	5,783,627
Informatica Corp., Term Loan (1 mo. USD LIBOR + 3.25%)	3.33%	02/26/2027		4,317	4,295,317
ION Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	3.92%	03/05/2028		2,978	2,970,493
Liftoff Mobile, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	02/17/2028		3,643	3,639,202
LogMeIn, Term Loan B (1 mo. USD LIBOR + 4.75%)	4.85%	08/28/2027		14,905	14,876,069
Marcel Bidco LLC
Incremental Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	12/31/2027		481	481,744
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	3.33%	03/11/2025		2,487	2,481,059
Mavenir Systems, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.25%	08/13/2028		4,320	4,327,206
Maverick Bidco, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(d)	7.50%	04/28/2029		174	175,083
Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	05/18/2028		2,075	2,075,333
MaxLinear, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.75%	06/23/2028		5,070	5,025,522
McAfee Enterprise
Second Lien Term Loan(g)	-	05/03/2029		2,466	2,464,197
Term Loan B (3 mo. USD LIBOR + 5.00%)	5.75%	05/03/2028		9,552	9,540,608
McAfee LLC, Term Loan B (3 mo. USD LIBOR + 3.75%)	3.83%	09/30/2024		279	279,471
Mediaocean LLC, Term Loan B(g)	-	08/18/2025		880	881,943
Micro Holding L.P., Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	09/13/2024		4,361	4,372,648
Mirion Technologies, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	4.15%	03/06/2026		3,525	3,527,967
Natel Engineering Co., Inc., Term Loan (3 mo. USD LIBOR + 5.00%)	6.00%	04/29/2026		7,907	7,650,494
NCR Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	2.63%	08/28/2026		4,772	4,726,436
Neustar, Inc.
Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	4.50%	08/08/2024		8,245	8,121,430
Term Loan B-5 (1 mo. USD LIBOR + 4.50%)	5.50%	08/08/2024		973	956,357
Oberthur Technologies of America Corp.
Term Loan B (3 mo. EURIBOR + 4.50%) (Acquired 04/23/2021; Cost $3,186,818)(e)	4.50%	01/09/2026	EUR	2,637	3,126,383
Term Loan B (3 mo. USD LIBOR + 4.50%) (Acquired 04/01/2021-06/30/2021; Cost $6,248,253)(e)	5.25%	01/09/2026		6,295	6,311,041
Open Text Corp. (Canada), Term Loan (3 mo. USD LIBOR + 1.75%)	1.83%	05/30/2025		71	71,423
Optiv, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.25%	01/31/2025		1,546	1,521,945
Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	02/01/2024		13,276	13,088,408
Project Accelerate Parent LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	01/02/2025		3,569	3,511,417
Project Leopard Holdings, Inc.
Incremental Term Loan (3 mo. USD LIBOR + 4.75%)	5.75%	07/05/2024		6,965	7,001,677
Term Loan (3 mo. USD LIBOR + 4.75%)	5.75%	07/05/2024		4,748	4,774,527
Proofpoint, Inc., Term Loan B(g)	-	06/09/2028		6,542	6,511,209
Quest Software US Holdings, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.38%	05/16/2025		15,289	15,293,096
Second Lien Term Loan (3 mo. USD LIBOR + 8.25%)	8.38%	05/16/2026		1,877	1,875,812
RealPage, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	02/15/2028		5,319	5,294,765
Renaissance Holding Corp.
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	3.33%	05/30/2025		45	44,145
Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	7.08%	05/29/2026		525	527,168
Riverbed Technology, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 6.00%) (Acquired 12/31/2020-03/01/2021; Cost $8,628,416)(e)	7.00%	12/31/2025		8,708	7,797,439
PIK Second Lien Term Loan, 4.50% PIK Rate, 7.50% Cash Rate (Acquired 02/06/2019-06/30/2021; Cost $3,625,002)(e)(h)	4.50%	12/31/2026		4,033	3,111,849
Term Loan (3 mo. USD LIBOR + 3.25%) (Acquired 02/05/2021-08/11/2021; Cost $2,762,942)(e)	4.25%	04/24/2022		2,818	2,710,730
Severin Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	3.34%	08/01/2025		8	7,946
Skillsoft Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.50%	07/01/2028		4,205	4,229,194

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)			Value
Electronics & Electrical–(continued)
SmartBear (AQA Acquisition Holdings, Inc), Term Loan B (1 mo. USD LIBOR + 4.25%)	4.75%	03/03/2028	$		1,791	$ 1,795,050
SonicWall U.S. Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	3.63%	05/16/2025			3,527	3,510,048
Sophos (Surf Holdings LLC) (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	3.63%	03/05/2027			4,948	4,913,625
SS&C Technologies, Inc.
Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	1.83%	04/16/2025			3,476	3,428,368
Term Loan B-4 (3 mo. USD LIBOR + 1.75%)	1.83%	04/16/2025			2,677	2,640,241
Term Loan B-5 (3 mo. USD LIBOR + 1.75%)	1.83%	04/16/2025			1,874	1,850,333
Tenable Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	07/07/2028			1,063	1,061,723
TIBCO Software, Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	3.84%	06/30/2026			1,921	1,909,889
Ultimate Software Group, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	3.83%	05/04/2026			11,033	11,052,315
Incremental Term Loan B (3 mo. USD LIBOR + 3.25%)	4.00%	05/01/2026			5,379	5,389,200
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	7.50%	05/10/2027			1,198	1,220,307
Veritas US, Inc.
Term Loan B (3 mo. EURIBOR + 4.75%)	5.75%	09/01/2025		EUR	1,738	2,067,609
Term Loan B (1 mo. USD LIBOR + 5.00%)	6.00%	09/01/2025			10,297	10,335,247
Watlow Electric Manufacturing Co., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.50%	03/15/2028			3,057	3,060,461
WebPros, Term Loan (1 mo. USD LIBOR + 5.25%)	5.75%	02/18/2027			2,730	2,740,325
						335,849,715

Financial Intermediaries–1.00%
Alter Domus (Participations S.a.r.l.) (Luxembourg), Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	02/17/2028			940	940,230
Edelman Financial Center LLC (The)
Incremental Term Loan (1 mo. USD LIBOR + 3.50%)	4.25%	03/15/2028			15,788	15,726,652
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	6.83%	07/20/2026			305	307,226
LendingTree, Inc., First Lien Term Loan(d)(g)	-	08/31/2028			3,540	3,535,316
Stiphout Finance LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/26/2025			483	484,415
Tegra118 Wealth Solutions, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	4.12%	02/10/2027			3,001	3,004,060
						23,997,899

Food Products–1.03%
Arnott’s (Snacking Investments US LLC), Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	12/18/2026			3,626	3,643,288
Biscuit Intl (Cookie Acq S.A.S, De Banketgroep Holding) (France), First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	02/07/2027		EUR	685	786,919
H-Food Holdings LLC
Incremental Term Loan B-2 (1 mo. USD LIBOR + 4.00%)	4.08%	05/23/2025			5,455	5,436,662
Incremental Term Loan B-3 (1 mo. USD LIBOR + 5.00%)	6.00%	05/23/2025			497	498,775
Term Loan (1 mo. USD LIBOR + 3.69%)	3.77%	05/23/2025			5,501	5,457,531
Hostess Brands LLC, First Lien Term Loan B (1 mo. USD LIBOR + 2.25%)	3.00%	08/03/2025			147	146,517
Shearer’s Foods LLC
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)(d)	8.75%	09/15/2028			422	422,184
Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	09/23/2027			5,310	5,308,423
United Natural Foods, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	3.58%	10/22/2025			905	902,979
Valeo Foods (Jersey) Ltd. (Ireland), Term Loan B(g)	-	06/28/2028		EUR	1,917	2,258,703
						24,861,981

Food Service–1.47%
Carlisle FoodService Products, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	03/20/2025			1,232	1,208,367
Euro Garages (Netherlands)
Term Loan (3 mo. USD LIBOR + 4.00%)	4.15%	02/06/2025			2,044	2,033,750
Term Loan (6 mo. USD LIBOR + 4.25%)	4.75%	03/11/2026			834	833,539
Term Loan B (3 mo. USD LIBOR + 4.00%)	4.15%	02/06/2025			1,230	1,223,933
Term Loan B (3 mo. GBP LIBOR + 4.75%)	4.83%	02/07/2025		GBP	1,092	1,479,510
Financiere Pax S.A.S., Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	07/01/2026		EUR	2,822	2,944,071
IRB Holding Corp.
First Lien Term Loan B (1 mo. USD LIBOR + 3.25%)	4.25%	12/01/2027			4,309	4,312,973
Term Loan B (1 mo. USD LIBOR + 2.75%)	3.75%	02/05/2025			1,079	1,077,316
New Red Finance, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.83%	11/19/2026			14,772	14,539,784
NPC International, Inc., Second Lien Term Loan(i)(j)	0.00%	04/18/2025			669	10,028

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)			Value
Food Service–(continued)
US Foods, Inc., Term Loan (3 mo. USD LIBOR + 1.75%)	1.83%	06/27/2023	$		2,855	$ 2,826,831
Weight Watchers International, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	04/13/2028			2,976	2,969,264
						35,459,366

Forest Products–0.04%
Ahlstrom-Munksjoe (Finland), Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	03/11/2028			988	988,678
Royal Oak Enterprises LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.25%	12/16/2027			67	67,007
						1,055,685

Health Care–6.35%
Acacium Group (United Kingdom), Term Loan (g)	-	05/19/2028		GBP	2,490	3,421,524
Ameos (Germany), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	04/19/2028		EUR	624	737,509
athenahealth, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	4.38%	02/11/2026			3,856	3,874,064
Biogroup-LCD (France), Term Loan B(g)	-	02/09/2028		EUR	1,197	1,412,991
Cerba (France), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	05/12/2028		EUR	976	1,153,503
Certara Holdco, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.58%	08/14/2026			2,045	2,043,008
Ethypharm (France), Term Loan B (1 mo. GBP LIBOR + 4.50%)	4.50%	04/30/2029		GBP	1,119	1,532,276
Explorer Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	5.50%	02/04/2027			7,291	7,324,185
Femur Buyer, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	4.65%	03/05/2026			35	33,070
Gainwell Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	10/01/2027			9,985	10,028,304
Global Healthcare Exchange LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	06/28/2024			7,403	7,407,704
Global Medical Response, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	10/02/2025			6,389	6,424,351
Greatbatch Ltd., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.50%	10/27/2022			114	113,759
HC Group Holdings III, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	3.83%	08/06/2026			6,605	6,600,268
ICON PLC (Ireland)
Term Loan (1 mo. USD LIBOR + 2.50%)	3.00%	06/16/2028			1,464	1,464,872
Term Loan (1 mo. USD LIBOR + 2.50%)	3.00%	06/16/2028			5,877	5,879,462
ImageFirst
Delayed Draw Term Loan(d)(f)	0.00%	04/27/2028			311	310,480
Term Loan B (1 mo. USD LIBOR + 4.50%)	5.25%	04/27/2028			1,366	1,366,113
Insulet Corp., Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	04/28/2028			1,640	1,642,121
International SOS L.P., Term Loan B(d)(g)	-	08/06/2028			3,204	3,208,178
IWH UK Midco Ltd. (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/31/2025		EUR	1,655	1,956,112
Maximus, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	2.50%	05/12/2028			2,801	2,805,576
MedAssets Sotware Intermediate Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	01/28/2028			5,625	5,623,121
Nemera (Financiere N BidCo) (France), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/22/2026		EUR	222	261,943
Neuraxpharm (Cerebro BidCo/Blitz F20-80 GmbH) (Germany)
Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	10/29/2027		EUR	388	459,903
Term Loan B-2 (3 mo. EURIBOR + 4.25%)	4.25%	10/29/2027		EUR	224	265,660
Organon & Co., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	04/08/2028			9,599	9,643,203
Ortho-Clinical Diagnostics, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	3.09%	06/30/2025			8,996	8,996,048
PAREXEL International Corp., Term Loan B(g)	-	08/31/2028			3,622	3,624,803
Prophylaxis B.V. (Netherlands)
PIK Term Loan A, 9.75% PIK Rate, 0.50% Cash Rate(d)(h)	9.75%	06/30/2025		EUR	616	1,163,556
Term Loan B (3 mo. EURIBOR + 4.50%)(d)	4.50%	06/30/2025		EUR	7,663	8,957,161
Revint Intermediate II LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	5.75%	10/15/2027			5,625	5,664,126
Sunshine Luxembourg VII S.a.r.l. (Switzerland), Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	10/01/2026			12,269	12,298,041
TTF Holdings LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)(d)	4.75%	03/25/2028			1,199	1,199,479
Unified Womens Healthcare L.P., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.00%	12/17/2027			5,854	5,868,503
Verscend Holding Corp., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	4.08%	08/07/2025			5,697	5,696,574
Waystar, Term Loan B (1 mo. USD LIBOR + 4.00%)	4.08%	10/23/2026			3,414	3,412,207
Women’s Care Holdings, Inc. LLC
First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	01/15/2028			1,286	1,285,558
Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	9.00%	01/15/2029			551	552,128
WP CityMD Bidco LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	08/13/2026			6,967	7,002,764
						152,714,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)			Value
Home Furnishings–1.05%
Hayward Industries, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.00%	05/12/2028	$		1,485	$ 1,480,611
Hilding Anders AB (Sweden), PIK Term Loan B, 0.75% PIK Rate, 5.00% Cash Rate(h)	0.75%	11/29/2024		EUR	2,218	2,198,973
Serta Simmons Bedding LLC
First Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023			1,931	1,954,536
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023			6,522	6,232,724
SIWF Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.33%	06/15/2025			1,296	1,297,647
TGP Holdings III LLC
Delayed Draw Term Loan(f)	0.00%	06/23/2028			319	319,671
Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	06/23/2028			2,422	2,424,389
VC GB Holdings, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	7.25%	07/01/2029			1,292	1,303,648
Term Loan B (3 mo. USD LIBOR + 3.50%)	4.00%	07/01/2028			3,068	3,063,881
Webster-Stephen Products LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.00%	10/20/2027			4,934	4,942,598
						25,218,678

Industrial Equipment–2.41%
Alliance Laundry Systems LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	09/30/2027			7,361	7,373,862
Brush (United Kingdom)
Term Loan (3 mo. EURIBOR + 7.00%)(d)	7.00%	06/09/2028		EUR	3,321	3,823,206
Term Loan A (3 mo. GBP LIBOR + 7.00%)(d)	7.00%	06/09/2028		GBP	2,857	3,830,326
CIRCOR International, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.25%	12/11/2024			1,510	1,502,518
Crosby US Acquisition Corp., Term Loan B (3 mo. USD LIBOR + 4.75%)	4.84%	06/27/2026			3,283	3,285,369
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	12/16/2027			1,887	1,890,201
Engineered Machinery Holdings, Inc.
First Lien Incremental Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	07/19/2024			169	169,338
Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	08/05/2028			1,836	1,832,736
Second Lien Incremental Term Loan(g)	-	05/21/2029			481	485,257
Gardner Denver, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	2.83%	03/01/2027			1,148	1,149,092
Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.83%	03/31/2027			1,857	1,827,896
Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.83%	03/01/2027			1,717	1,690,777
Kantar (United Kingdom)
Revolver Loan(d)(f)	0.00%	06/04/2026			4,000	3,966,580
Term Loan B (3 mo. USD LIBOR + 5.00%)	5.13%	12/04/2026			4,212	4,210,582
Term Loan B-2 (3 mo. USD LIBOR + 4.50%)	5.75%	12/24/2026			3,132	3,132,513
Madison IAQ LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	06/21/2028			6,576	6,542,727
MX Holdings US, Inc., Term Loan B-1-C (3 mo. USD LIBOR + 2.50%)	3.25%	07/31/2025			506	504,862
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)(d)	5.00%	03/08/2025			1,258	1,176,638
North American Lifting Holdings, Inc.
Term Loan (1 mo. USD LIBOR + 6.50%)	7.50%	10/16/2024			135	141,221
Term Loan (1 mo. USD LIBOR + 11.00%)	12.00%	04/16/2025			65	63,019
Robertshaw US Holding Corp., Second Lien Term Loan (3 mo. USD LIBOR + 8.00%)	9.00%	02/28/2026			1,177	1,027,757
S2P Acquisiton Borrower, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.08%	08/14/2026			6,211	6,193,938
Terex Corp., Term Loan (3 mo. USD LIBOR + 2.00%)	2.75%	01/31/2024			148	147,230
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany)
Term Loan B (1 mo. USD LIBOR + 4.25%)	4.40%	07/30/2027			891	891,428
Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	07/31/2027			1,009	1,010,302
						57,869,375

Insurance–2.78%
Acrisure LLC
Term Loan (1 mo. USD LIBOR + 3.50%)	3.61%	01/31/2027			12,159	12,008,741
Term Loan B (1 mo. USD LIBOR + 3.75%)	3.85%	01/31/2027			2,800	2,776,956
Alliant Holdings Intermediate LLC
Term Loan (1 mo. USD LIBOR + 3.25%)	3.33%	05/09/2025			7,925	7,852,588
Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	4.25%	10/15/2027			7,930	7,945,606
AmWINS Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.00%	02/17/2028			2,845	2,821,391
Financiere CEP (France), Term Loan B-1 (3 mo. EURIBOR + 4.00%)	4.00%	06/18/2027		EUR	157	185,810
Ryan Specialty Group LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	09/01/2027			8,592	8,597,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)			Value
Insurance–(continued)
Sedgwick Claims Management Services, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	3.83%	09/03/2026	$		3,871	$ 3,855,069
Term Loan (3 mo. USD LIBOR + 3.25%)	3.33%	12/31/2025			5,115	5,058,476
USI, Inc.
Term Loan (3 mo. USD LIBOR + 3.00%)	3.15%	05/16/2024			12,803	12,709,754
Term Loan (1 mo. USD LIBOR + 3.25%)	3.40%	12/02/2026			2,939	2,912,355
						66,724,224

Leisure Goods, Activities & Movies–5.15%
Alpha Topco Ltd. (United Kingdom), Term Loan B (3 mo. USD LIBOR + 2.50%)	3.50%	02/01/2024			13,729	13,696,291
AMC Entertainment, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	3.09%	04/22/2026			10,346	9,263,765
Banijay Entertainment S.A.S. (France), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	03/01/2025		EUR	410	485,241
Bright Horizons Family Solutions, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	2.50%	11/07/2023			133	131,448
Carnival Corp., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	06/30/2025			3,765	3,751,303
Crown Finance US, Inc.
Incremental Term Loan (3 mo. USD LIBOR + 8.25%)	9.25%	05/23/2024			1,522	1,635,914
Term Loan (3 mo. USD LIBOR + 7.00%)	7.00%	05/23/2024			6,950	8,579,166
Term Loan(g)	-	02/28/2025		EUR	355	334,118
Term Loan (3 mo. USD LIBOR + 2.50%)	3.50%	02/28/2025			645	505,493
Term Loan (6 mo. USD LIBOR + 2.75%)	3.75%	09/20/2026			5,636	4,354,638
CWGS Group LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	3.25%	06/23/2028			8,281	8,218,187
Dorna Sports S.L. (Spain), Term Loan B-2 (6 mo. USD LIBOR + 3.25%)	3.42%	04/12/2024			3,799	3,757,097
Eagle Midco Ltd. (United Kingdom)
Term Loan (3 mo. GBP LIBOR + 4.75%)	4.80%	03/10/2028		GBP	1,617	2,224,755
Term Loan (3 mo. EURIBOR + 3.75%)	3.75%	03/31/2028		EUR	403	472,894
Fitness International LLC, Term Loan B (3 mo. USD LIBOR + 3.25%)	4.25%	04/18/2025			728	678,806
Galileo Global Educaion Finance S.a.r.l. (Luxembourg), Term Loan B(g)	-	07/08/2028		EUR	525	621,385
Invictus Media S.L.U. (Spain)
Revolver Loan (Acquired 04/30/2021; Cost $2,069,228)(d)(e)(j)	0.00%	06/28/2024		EUR	2,005	2,248,565
Second Lien Term Loan (Acquired 05/13/2021-06/28/2021; Cost $5,497,510)(e)(j)	0.00%	12/26/2025		EUR	6,713	5,109,922
Term Loan A-1 (Acquired 07/24/2019-06/28/2021; Cost $3,579,981)(e)(j)	0.00%	06/26/2024		EUR	3,172	3,607,985
Term Loan A-2 (Acquired 07/24/2019-06/28/2021; Cost $2,242,647)(e)(j)	0.00%	06/26/2024		EUR	1,987	2,260,148
Term Loan B-1 (Acquired 05/31/2018-07/28/2021; Cost $3,471,121)(e)(j)	0.00%	06/26/2025		EUR	3,060	3,481,104
Term Loan B-2 (Acquired 05/31/2018-07/28/2021; Cost $2,112,287)(e)(j)	0.00%	06/26/2025		EUR	1,862	2,117,999
Lakeland Tours LLC
PIK Term Loan, 13.25% PIK Rate(h)	13.25%	09/30/2027			811	520,116
PIK Term Loan, 6.00% PIK Rate, 2.75% Cash Rate(h)	6.00%	09/25/2025			620	602,170
PIK Term Loan, 6.00% PIK Rate, 7.25% Cash Rate(h)	6.00%	09/25/2023			347	350,243
Third Lien Term Loan B (1 mo. USD LIBOR + 7.50%)	8.75%	09/30/2025			778	677,991
Merlin (Motion Finco S.a.r.l. and LLC) (United Kingdom), Term Loan B (3 mo. EURIBOR + 3.00%)	3.00%	11/04/2026		EUR	4,562	5,188,329
Parques Reunidos (Spain)
Incremental Term Loan B-2 (3 mo. EURIBOR + 7.50%)	7.50%	09/16/2026		EUR	6,704	7,953,524
Term Loan B-1 (3 mo. EURIBOR + 3.75%)	3.75%	09/27/2026		EUR	2,400	2,706,677
Royal Caribbean Cruises
Revolver Loan(f)	0.00%	10/12/2022			653	627,047
Revolver Loan(d)(f)	0.00%	04/05/2024			1,959	1,797,862
Revolver Loan(d)(f)	0.00%	04/12/2024			2,073	1,922,578
Term Loan(g)	-	04/05/2022			1,959	1,897,465
Sabre GLBL, Inc.
Term Loan B-1(g)	-	12/17/2027			2,433	2,421,276
Term Loan B-2(g)	-	12/17/2027			1,527	1,518,937
SeaWorld Parks & Entertainment, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	08/12/2028			5,416	5,377,142
Six Flage Theme Parks, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	1.84%	04/17/2026			1,229	1,200,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Leisure Goods, Activities & Movies–(continued)
SRAM LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	05/18/2028	$	5,751	$ 5,740,123
Vue International Bidco PLC (United Kingdom), Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	06/21/2026	EUR	5,172	5,668,257
					123,706,021

Lodging & Casinos–2.04%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	5.50%	02/02/2026		3,613	3,588,604
Term Loan (1 mo. USD LIBOR + 3.75%)	3.83%	02/01/2026		3,596	3,499,064
Aristocrat Technologies, Inc., Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	1.88%	10/19/2024		15	15,200
B&B Hotels S.A.S. (France)
Incremental Term Loan (6 mo. EURIBOR + 5.00%)	5.00%	06/30/2026	EUR	1,051	1,232,666
Second Lien Term Loan A-1 (6 mo. EURIBOR + 8.50%)	8.50%	07/31/2027	EUR	1,204	1,344,142
Term Loan B-3-A (6 mo. EURIBOR + 3.88%)	3.88%	07/31/2026	EUR	6,709	7,583,544
CityCenter Holdings LLC, Term Loan B (3 mo. USD LIBOR + 2.25%)	3.00%	04/18/2024		4,927	4,921,233
Four Seasons Hotels Ltd. (Canada), First Lien Term Loan (3 mo. USD LIBOR + 2.00%)	2.08%	11/30/2023		204	202,713
Hilton Grand Vacations Borrower LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	05/19/2028		5,520	5,518,031
HotelBeds (United Kingdom)
Term Loan B (6 mo. EURIBOR + 4.25%)	4.25%	09/12/2025	EUR	3,202	3,426,047
Term Loan C (6 mo. EURIBOR + 4.50%)	4.50%	09/12/2027	EUR	2,534	2,693,098
Term Loan D (6 mo. EURIBOR + 5.50%)	5.50%	09/12/2027	EUR	11,735	12,727,372
RHP Hotel Properties L.P., Term Loan B (3 mo. USD LIBOR + 2.00%)	2.08%	05/11/2024		599	593,153
Station Casinos LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	2.50%	02/08/2027		1,653	1,631,491
					48,976,358

Nonferrous Metals & Minerals–0.70%
American Rock Salt Co. LLC
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(d)	8.00%	05/25/2029		218	217,280
Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	05/25/2028		2,790	2,804,448
Corialis Group Ltd. (United Kingdom), Term Loan B(g)	-	05/24/2028	GBP	411	565,776
Covia Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	07/31/2026		1,221	1,210,039
Form Technologies LLC
Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	07/19/2025		3,233	3,235,039
Term Loan (1 mo. USD LIBOR + 9.25%)(d)	10.25%	10/22/2025		2,274	2,342,647
Kissner Group, Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	03/01/2027		6,458	6,477,676
					16,852,905

Oil & Gas–1.36%
Brazos Delaware II LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	4.09%	05/21/2025		7,921	7,728,693
Fieldwood Energy LLC, DIP Term Loan(d)(f)	0.00%	09/30/2021		1,273	1,323,540
Glass Mountain Pipeline Holdings LLC, Term Loan(j)	0.00%	12/23/2024		1,790	671,246
HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	07/02/2023		3,384	2,525,100
McDermott International Ltd.
LOC(f)	0.00%	06/30/2024		6,610	5,271,730
LOC (3 mo. USD LIBOR + 4.00%)(d)	4.14%	06/30/2024		2,890	2,383,891
PIK Term Loan, 3.00% PIK Rate, 1.00% Cash Rate(h)	3.00%	06/30/2025		1,464	663,912
Term Loan (1 mo. USD LIBOR + 3.00%)(d)	3.08%	06/30/2024		279	181,354
Paragon Offshore Finance Co. (Cayman Islands), Term Loan(d)(i)(j)	0.00%	07/18/2022		17	16,701
Petroleum GEO-Services ASA, Term Loan (1 mo. USD LIBOR + 7.50%)	7.65%	03/19/2024		9,897	9,076,750
QuarterNorth Energy, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 8.00%) (Acquired 08/03/2021; Cost $2,624,880)(e)	9.00%	03/31/2026		2,678	2,678,448
Southcross Energy Partners L.P., Revolver Loan(d)(f)	0.00%	01/31/2025		157	153,584
					32,674,949

Publishing–1.65%
Ascend Learning LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	07/12/2024		1,663	1,667,821
Cengage Learning, Inc., Term Loan B(g)	-	06/29/2026		11,520	11,571,097
Clear Channel Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.63%	08/21/2026		14,885	14,559,639
McGraw-Hill Education, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	5.25%	07/30/2028		10,166	10,110,104
ProQuest LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.33%	10/23/2026		1,775	1,774,092
					39,682,753

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Radio & Television–1.48%
Diamond Sports Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.25%) (Acquired 06/23/2021-08/25/2021; Cost $3,417,590)(e)	3.34%	08/24/2026		$5,932	$ 3,737,467
E.W. Scripps Co. (The), Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	12/15/2027		8,409	8,410,456
Gray Television, Inc., Term Loan C (3 mo. USD LIBOR + 2.50%)	2.60%	01/02/2026		364	362,135
iHeartCommunications, Inc., Incremental Term Loan(g)	-	05/01/2026		1,422	1,418,525
Nexstar Broadcasting, Inc.
Term Loan B (1 mo. USD LIBOR + 2.50%)	2.60%	06/02/2028		1,113	1,101,694
Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	2.33%	01/17/2024		934	932,698
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	2.60%	09/18/2026		7,911	7,883,600
Sinclair Television Group, Inc.
Term Loan B-2-B (1 mo. USD LIBOR + 2.50%)	2.59%	09/30/2026		2,838	2,785,029
Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	3.08%	03/25/2028		6,415	6,373,009
Univision Communications, Inc.
Term Loan B(g)	-	05/05/2028		1,239	1,236,485
Term Loan C (1 mo. USD LIBOR + 3.25%)	4.00%	03/24/2026		1,376	1,374,222
					35,615,320

Retailers (except Food & Drug)–2.20%
Claire’s Stores, Inc., Term Loan B (1 mo. USD LIBOR + 6.50%)	6.58%	12/18/2026		530	514,673
CNT Holdings I Corp. (1-800 Contacts), First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	10/16/2027		9,801	9,808,528
Harbor Freight Tools USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	10/15/2027		5,545	5,531,979
Kirk Beauty One GmbH (Germany)
Term Loan B-1 (6 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	1,510	1,772,640
Term Loan B-2 (6 mo. EURIBOR +5.50%)	5.50%	04/08/2026	EUR	870	1,022,148
Term Loan B-3 (6 mo. EURIBOR +5.50%)	5.50%	04/08/2026	EUR	1,182	1,387,730
Term Loan B-4 (6 mo. EURIBOR +5.50%)	5.50%	04/08/2026	EUR	2,663	3,127,698
Term Loan B-5 (6 mo. EURIBOR +5.50%)	5.50%	04/08/2026	EUR	593	696,781
Petco Animal Supplies, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.00%	02/25/2028		8,052	8,046,690
PetSmart, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	02/11/2028		16,395	16,440,902
Savers, Inc., Term Loan B (1 mo. USD LIBOR + 5.75%)	6.50%	04/21/2028		4,383	4,441,116
					52,790,885

Surface Transport–2.00%
American Trailer World Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	03/03/2028		9,321	9,233,876
Daseke Cos., Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	03/09/2028		1,411	1,413,878
First Student Bidco, Inc.
Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	07/13/2028		7,819	7,771,825
Term Loan C (1 mo. USD LIBOR + 3.00%)	3.50%	07/13/2028		2,886	2,868,794
Hertz Corp. (The)
Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	06/30/2028		7,536	7,514,743
Term Loan C (1 mo. USD LIBOR + 3.50%)	4.00%	06/14/2028		1,420	1,416,240
Hurtigruten (Norway), Term Loan B (6 mo. EURIBOR + 4.00%) (Acquired 04/16/2021-05/25/2021; Cost $7,204,416)(e)	4.00%	02/22/2025	EUR	6,296	6,905,008
Odyssey Logistics & Technology Corp., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	10/12/2024		2,681	2,650,153
PODS LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	04/01/2028		8,293	8,276,034
					48,050,551

Telecommunications–5.58%
Avaya, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	4.35%	12/15/2027		3,895	3,904,519
Term Loan B-2 (1 mo. USD LIBOR + 4.00%)	4.10%	12/15/2027		3,772	3,778,927
Cablevision Lightpath LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	11/30/2027		3,341	3,341,633
CCI Buyer, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	12/13/2027		12,382	12,420,354
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.33%	03/15/2027		2,716	2,687,255
Colorado Buyer, Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	05/01/2024		4,430	4,374,267
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	4.25%	10/02/2027		3,905	3,911,806
Crown Subsea Communications Holding, Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	5.75%	04/20/2027		3,165	3,193,839
Eagle Broadband Investments LLC (Mega Broadband), Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	11/12/2027		167	166,899
Frontier Communications Corp., DIP Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	05/01/2028		4,052	4,057,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Telecommunications–(continued)
GCI Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.50%	10/15/2025	$2,791	$ 2,792,870
Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	4.50%	12/12/2026	7,173	7,178,040
Intelsat Jackson Holdings S.A. (Luxembourg)
DIP Term Loan (1 mo. USD LIBOR + 5.50%)	6.50%	07/13/2022	2,022	2,040,184
Term Loan B-3 (1 mo. PRIME + 4.75%)(i)	8.00%	11/27/2023	19,735	20,111,349
Term Loan B-4(g)(i)	-	01/02/2024	2,343	2,392,494
Term Loan B-5(i)	8.63%	01/02/2024	3,437	3,508,742
Iridium Satellite LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	3.25%	11/04/2026	3,656	3,655,189
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.83%	03/01/2027	4,263	4,207,510
Midcontinent Communications, Term Loan (3 mo. USD LIBOR + 1.75%)	1.83%	08/15/2026	170	169,883
MLN US HoldCo LLC
First Lien Term Loan B (3 mo. USD LIBOR + 4.50%)	4.59%	11/30/2025	5,996	5,469,353
Second Lien Term Loan B (3 mo. USD LIBOR + 8.75%)	8.84%	11/30/2026	3,095	2,021,669
MTN Infrastructure TopCo, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	11/17/2024	1,068	1,068,703
Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	11/15/2024	4,893	4,893,326
Radiate Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	09/10/2026	9,117	9,108,519
SBA Senior Finance II LLC, Term Loan (3 mo. USD LIBOR + 1.75%)	1.84%	04/11/2025	1,131	1,121,994
Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.86%	12/07/2026	12,309	11,433,689
Windstream Services LLC, Term Loan B (1 mo. USD LIBOR + 6.25%)	7.25%	09/21/2027	5,602	5,637,962
Zayo Group LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.08%	03/09/2027	5,556	5,491,160
				134,139,697

Utilities–2.52%
Aria Energy Operating LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	05/27/2022	860	862,499
Calpine Construction Finance Co. L.P., Term Loan B (3 mo. USD LIBOR + 2.00%)	2.08%	01/15/2025	2,380	2,345,890
Calpine Corp.
Term Loan (3 mo. USD LIBOR + 2.00%)	2.09%	04/05/2026	3,318	3,267,234
Term Loan (1 mo. USD LIBOR + 2.50%)	2.59%	12/16/2027	4,671	4,638,077
Centuri Group, Inc., Term Loan B(g)	-	08/18/2028	3,426	3,418,493
Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/02/2025	7,801	6,982,534
ExGen Renewables IV LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)	3.50%	12/15/2027	1,127	1,126,487
Generation Bridge LLC
Term Loan B(d)(g)	-	09/01/2028	3,253	3,212,593
Term Loan C(d)(g)	-	09/01/2028	68	66,929
Granite Acquisition, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	03/17/2028	2,086	2,082,796
Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/31/2026	9,718	9,509,914
KAMC Holdings, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.00%)	4.12%	08/14/2026	2,341	2,212,077
Nautilus Power LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	05/16/2024	5,485	5,097,133
Osmose Utilities Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	06/17/2028	4,404	4,383,816
Pike Corp., Incremental Term Loan B (1 mo. USD LIBOR + 3.00%)	3.09%	01/15/2028	3,727	3,716,526
PowerTeam Services LLC, Incremental Term Loan(g)	-	03/06/2025	2,929	2,905,096
USIC Holding, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.25%	05/07/2029	616	622,527
Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	05/31/2028	4,247	4,237,564
				60,688,185
Total Variable Rate Senior Loan Interests (Cost $2,127,992,620)				2,130,159,795

U.S. Dollar Denominated Bonds & Notes–5.17%
Aerospace & Defense–0.21%
TransDigm, Inc.(k)	6.25%	03/15/2026	4,836	5,083,845

Air Transport–0.27%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (k)	5.75%	04/20/2029	1,112	1,202,317
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(k)	5.50%	04/20/2026	2,854	3,011,683
Mesa Airlines, Inc., Class B(d)	5.75%	07/15/2025	1,994	2,230,256
				6,444,256

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Building & Development–0.37%
American Builders & Contractors Supply Co., Inc. (k)	4.00%	01/15/2028	$833	$ 861,447
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 10/01/2020-11/19/2020; Cost $6,325,392)(e)(k)	5.75%	05/15/2026	7,366	7,623,810
SRS Distribution, Inc.(k)	4.63%	07/01/2028	467	481,827
				8,967,084

Business Equipment & Services–0.63%
ADT Security Corp. (The) (k)	4.13%	08/01/2029	6,722	6,721,866
Advantage Sales & Marketing, Inc.(k)	6.50%	11/15/2028	3,061	3,202,571
Clarivate Science Holdings Corp.(k)	3.88%	07/01/2028	952	970,059
Imola Merger Corp.(k)	4.75%	05/15/2029	2,036	2,109,805
WASH Multifamily Acquisition, Inc. (Acquired 04/08/2021; Cost $1,939,000)(e)(k)	5.75%	04/15/2026	1,939	2,031,161
				15,035,462

Cable & Satellite Television–0.52%
Altice Financing S.A. (Luxembourg) (k)	5.00%	01/15/2028	7,189	7,193,601
Altice France S.A. (France)(k)	5.50%	01/15/2028	994	1,023,820
CSC Holdings LLC(k)	5.75%	01/15/2030	551	582,969
Virgin Media Secured Finance PLC (United Kingdom)(k)	4.50%	08/15/2030	3,722	3,779,877
				12,580,267

Chemicals & Plastics–0.05%
Herens Holdco S.a.r.l. (Luxembourg)(k)	4.75%	05/15/2028	1,071	1,076,173

Electronics & Electrical–0.26%
CommScope, Inc. (k)	4.75%	09/01/2029	1,346	1,364,729
Diebold Nixdorf, Inc.(k)	9.38%	07/15/2025	3,146	3,460,600
Energizer Holdings, Inc.(k)	4.38%	03/31/2029	1,457	1,463,003
				6,288,332

Food Service–0.11%
eG Global Finance PLC (United Kingdom)(k)	6.75%	02/07/2025	2,476	2,547,185

Health Care–0.07%
Global Medical Response, Inc. (k)	6.50%	10/01/2025	829	855,943
Organon & Co./Organon Foreign Debt Co-Issuer B.V.(k)	4.13%	04/30/2028	835	862,513
				1,718,456

Industrial Equipment–0.53%
F-Brasile S.p.A./F-Brasile US LLC, Series XR (Italy) (k)	7.38%	08/15/2026	9,234	9,561,253
Madison IAQ LLC(k)	4.13%	06/30/2028	1,315	1,324,231
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany) (Acquired 06/30/2020; Cost $751,000)(e)(k)	5.25%	07/15/2027	751	794,423
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany) (Acquired 06/30/2020; Cost $1,052,000)(e)(k)	7.63%	07/15/2028	1,052	1,140,768
				12,820,675

Insurance–0.08%
Acrisure LLC/Acrisure Finance, Inc.(k)	4.25%	02/15/2029	2,011	1,993,444

Leisure Goods, Activities & Movies–0.39%
AMC Entertainment Holdings, Inc. (k)	10.50%	04/15/2025	6,396	6,867,705
SeaWorld Parks & Entertainment, Inc.(k)	8.75%	05/01/2025	2,401	2,599,082
				9,466,787

Nonferrous Metals & Minerals–0.11%
SCIH Salt Holdings, Inc.(k)	4.88%	05/01/2028	2,613	2,635,341

Publishing–0.34%
Mav Acquisition Corp.(k)	5.75%	08/01/2028	8,079	8,059,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Radio & Television–0.23%
Diamond Sports Group LLC/Diamond Sports Finance Co. (Acquired 07/07/2020-10/23/2020; Cost $4,841,047)(e)(k)	5.38%	08/15/2026	$6,495	$ 4,322,747
Univision Communications, Inc.(k)	4.50%	05/01/2029	1,155	1,173,076
				5,495,823

Retailers (except Food & Drug)–0.16%
PetSmart, Inc./PetSmart Finance Corp.(k)	4.75%	02/15/2028	3,729	3,887,483

Surface Transport–0.22%
First Student Bidco, Inc./First Transit Parent, Inc.(k)	4.00%	07/31/2029	5,248	5,214,833

Telecommunications–0.41%
Avaya, Inc. (k)	6.13%	09/15/2028	1,904	2,011,100
Cablevision Lightpath LLC(k)	3.88%	09/15/2027	685	678,287
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom)(k)	6.75%	10/01/2026	2,053	2,132,554
Consolidated Communications, Inc.(k)	6.50%	10/01/2028	762	834,390
Frontier Communications Holdings LLC(k)	5.88%	10/15/2027	1,093	1,169,761
Windstream Escrow LLC/Windstream Escrow Finance Corp.(k)	7.75%	08/15/2028	2,919	3,019,370
				9,845,462

Utilities–0.21%
Artera Services LLC (k)	9.03%	12/04/2025	1,651	1,805,781
Calpine Corp.(k)	4.50%	02/15/2028	3,223	3,323,719
				5,129,500
Total U.S. Dollar Denominated Bonds & Notes (Cost $121,194,503)				124,290,018

			Shares

Common Stocks & Other Equity Interests–2.72%(l)

Aerospace & Defense–0.13%
IAP Worldwide Services, Inc. (Acquired 07/18/2014-08/18/2014; Cost $145,528)(d)(e)			134	3,031,722

Automotive–0.00%
Dayco Products LLC			3,261	18,751
Dayco Products LLC			3,266	18,780
ThermaSys Corp.(d)			1,949,645	58,489
				96,020

Building & Development–0.00%
Lake at Las Vegas Joint Venture LLC, Class A(d)			518	0
Lake at Las Vegas Joint Venture LLC, Class B(d)			4	0
				0

Business Equipment & Services–0.26%
Checkout Holding Corp. (Acquired 02/15/2019; Cost $4,932,126)(e)			15,070	47,722
My Alarm Center LLC, Class A (Acquired 03/09/2021-03/19/2021; Cost $5,814,873)(d)(e)			43,998	6,093,765
				6,141,487

Cable & Satellite Television–0.17%
ION Media Networks, Inc.(d)			4,471	4,119,837

Containers & Glass Products–0.01%
Libbey Glass, Inc. (Acquired 11/13/2020; Cost $137,780)(e)			34,445	142,086

Drugs–0.00%
Envigo RMS Holding Corp., Class B(d)			9,085	113,744

Health Care–0.00%
Prophylaxis B.V.(d)			753	0

Industrial Equipment–0.01%
North American Lifting Holdings, Inc.			7,347	140,056

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Floating Rate ESG Fund

	Shares	Value
Lodging & Casinos–0.24%
Bally’s Corp.(m)	74,467	$ 3,741,222
Caesars Entertainment, Inc.(m)	19,983	2,030,872
		5,772,094

Nonferrous Metals & Minerals–0.05%
Covia Holdings Corp. (Acquired 05/21/2018-05/10/2019; Cost $776,547)(e)	121,218	1,204,604

Oil & Gas–1.36%
AF Global, Inc.(d)	1,049	2,098
Aquadrill LLC	146,378	4,760,944
California Resources Corp.(m)	199,887	6,842,132
California Resources Corp., Wts., expiring 10/27/2024	1,911	14,524
Fieldwood Energy LLC (Acquired 04/11/2018; Cost $1,242,183)(e)	53,244	535
Fieldwood Energy LLC (Acquired 11/04/2018; Cost $692,566)(e)	14,375	145
Fieldwood Energy LLC, Wts., expiring 08/27/2029(d)	45,751	411,759
Fieldwood Energy LLC, Wts., expiring 08/27/2029(d)	88,114	528,684
HGIM Corp.	21,114	98,539
HGIM Corp., Wts., expiring 07/02/2043	13,389	62,486
McDermott International Ltd.(m)	2,531,705	1,139,267
NexTier Oilfield Solutions, Inc.(m)	77,159	277,772
Paragon Offshore Finance Co., Class A(d)	4,595	0
Paragon Offshore Finance Co., Class B(d)	2,298	17,947
QuarterNorth Energy, Inc. (Acquired 06/02/2021; Cost $716,440)(e)	102,767	12,075,123
QuarterNorth Energy, Inc., Wts., expiring 08/27/2028 (Acquired 08/27/2021; Cost $2,409,075)(e)	28,395	3,308,018
Samson Investment Co., Class A(d)	261,209	1,567,254
Southcross Energy Partners L.P. (Acquired 08/05/2014-10/29/2020; Cost $1,477,667)(e)	145,102	6,022
Transocean Ltd.(m)	428,980	1,527,169
		32,640,418

Publishing–0.08%
Clear Channel Outdoor Holdings, Inc.(m)	722,969	1,901,408

Radio & Television–0.32%
iHeartMedia, Inc., Class A(m)	307,427	7,648,784
iHeartMedia, Inc., Class B(d)	29	696
		7,649,480

Retailers (except Food & Drug)–0.01%
Claire’s Stores, Inc.	692	158,814
Toys ’R’ Us-Delaware, Inc.(d)	11	27,643
Vivarte S.A.S.(d)	233,415	153,098
		339,555

Surface Transport–0.04%
Commercial Barge Line Co. (Acquired 02/15/2018-02/06/2020; Cost $1,212,169)(e)	14,574	364,350
Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030 (Acquired 02/15/2018-07/30/2021; Cost $0)(e)	285,030	90,556
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/05/2020-07/30/2021; Cost $0)(e)	240,595	101,919
Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $1,274,332)(e)	15,321	383,025
U.S. Shipping Corp.(d)	6,189	309
U.S. Shipping Corp., CPR(d)	87,805	48,293
		988,452

Telecommunications–0.01%
Consolidated Communications Holdings, Inc.(m)	32,797	304,028
Goodman Networks, Inc.(d)(m)	159,473	0
		304,028

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Floating Rate ESG Fund

			Shares		Value
Utilities–0.03%
Bicent Power LLC, Series A, Wts., expiring 08/22/2022 (Acquired 08/21/2012; Cost $0)(d)(e)				101	$ 0
Bicent Power LLC, Series B, Wts., expiring 08/22/2022 (Acquired 08/21/2012; Cost $0)(d)(e)				165	0
Vistra Corp.				7,607	145,218
Vistra Operations Co. LLC, Rts., expiring 12/31/2046				418,585	551,067
					696,285
Total Common Stocks & Other Equity Interests (Cost $90,771,873)					65,281,276
	Interest Rate	Maturity Date	Principal Amount (000)(a)
Non-U.S. Dollar Denominated Bonds & Notes–1.11%(n)
Building & Development–0.14%
APCOA Parking Holdings GmbH (Germany)(k)	4.63%	01/15/2027	EUR	688	826,792
APCOA Parking Holdings GmbH (Germany) (3 mo. EURIBOR + 5.00%)(k)(o)	5.00%	01/15/2027	EUR	1,117	1,336,506
Haya Real Estate S.A. (Spain) (3 mo. EURIBOR + 5.13%)(k)(o)	5.13%	11/15/2022	EUR	291	296,116
Haya Real Estate S.A. (Spain)(k)	5.25%	11/15/2022	EUR	780	789,975
					3,249,389

Cable & Satellite Television–0.09%
Altice Finco S.A. (Luxembourg)(k)	4.75%	01/15/2028	EUR	1,890	2,177,053

Chemicals & Plastics–0.08%
Herens Midco S.a.r.l. (Luxembourg)(k)	5.25%	05/15/2029	EUR	1,791	2,039,387

Financial Intermediaries–0.30%
AnaCap Financial Europe S.A. SICAV-RAIF (Italy) (3 mo. EURIBOR + 5.00%)(k)(o)	5.00%	08/01/2024	EUR	2,730	3,065,113
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%)(k)(o)	6.25%	05/01/2026	EUR	1,945	2,340,206
Newday Bondco PLC (United Kingdom)(k)	7.38%	02/01/2024	GBP	1,370	1,920,355
					7,325,674

Home Furnishings–0.07%
Very Group Funding PLC (The) (United Kingdom)(k)	6.50%	08/01/2026	GBP	1,150	1,596,651

Leisure Goods, Activities & Movies–0.09%
Deuce Finco PLC (United Kingdom) (3 mo. EURIBOR + 4.75%)(k)(o)	4.75%	06/15/2027	EUR	807	951,317
Deuce Finco PLC (United Kingdom)(k)	5.50%	06/15/2027	GBP	807	1,118,349
					2,069,666

Lodging & Casinos–0.19%
TVL Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 5.38%) (Acquired 06/28/2019-05/27/2021; Cost $4,533,960)(e)(k)(o)	5.45%	07/15/2025	GBP	3,545	4,660,711

Oil & Gas–0.00%
Petroleum GEO-Services ASA, (Norway) (Acquired 02/09/2021; Cost $865,471)(d)(e)	5.00%	02/09/2024	NOK	861	99,545

Retailers (except Food & Drug)–0.15%
Douglas GmbH (Germany)(k)	6.00%	04/08/2026	EUR	2,323	2,778,088
Kirk Beauty SUN GmbH (Germany)(k)	8.25%	10/01/2026	EUR	646	757,086
					3,535,174
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $27,349,857)					26,753,250

			Shares
Preferred Stocks–0.39%(l)
Automotive–0.00%
ThermaSys Corp., Series A, Pfd.(d)				415,320	12,459

Containers & Glass Products–0.04%
Libbey Glass, Inc., Pfd. (Acquired 11/13/2020; Cost $837,678)(d)(e)				10,278	1,058,661

Oil & Gas–0.07%
McDermott International Ltd., Pfd.(d)				1,631,894	1,060,731
Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-08/23/2019; Cost $566,509)(d)(e)				577,315	308,863

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Floating Rate ESG Fund

	Shares	Value
Oil & Gas–(continued)
Southcross Energy Partners L.P., Series B, Pfd. (Acquired 01/31/2020; Cost $0)(d)(e)	152,489	$ 308,790

		1,678,384

Surface Transport–0.28%
Commercial Barge Line Co., Series A, Pfd. (Acquired 02/15/2018-02/06/2020;
Cost $2,706,476)(e)	54,230	1,446,124
Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $2,844,917)(e)	57,006	1,520,151

Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $1,586,876)(e)	68,517	2,209,673

Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $1,114,451)(e)	48,119	1,551,838

		6,727,786

Telecommunications–0.00%
Goodman Networks, Inc., Series A-1, Pfd.(d)	189,735	0

Total Preferred Stocks (Cost $10,093,571)		9,477,290

Money Market Funds–11.10%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(p)(q)	92,868,682	92,868,682

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(p)(q)	67,728,323	67,755,414

Invesco Treasury Portfolio, Institutional Class, 0.01%(p)(q)	106,135,637	106,135,637

Total Money Market Funds (Cost $266,759,733)		266,759,733

TOTAL INVESTMENTS IN SECURITIES–109.10% (Cost $2,644,162,157)		2,622,721,362

OTHER ASSETS LESS LIABILITIES–(9.10)%		(218,811,830)

NET ASSETS–100.00%		$2,403,909,532

Investment Abbreviations:

DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NOK	– Norwegian Krone
Pfd.	– Preferred
PIK	– Pay-in-Kind
Rts.	– Rights
USD	– U.S. Dollar
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Floating Rate ESG Fund

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	Restricted security. The aggregate value of these securities at August 31, 2021 was $121,834,488, which represented 5.07% of the Fund’s Net Assets.
(f)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(g)	This variable rate interest will settle after August 31, 2021, at which time the interest rate will be determined.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	The borrower has filed for protection in federal bankruptcy court.
(j)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2021 was $19,523,698, which represented less than 1% of the Fund’s Net Assets.

(k)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $148,713,467, which represented 6.19% of the Fund’s Net Assets.

(l)	Securities acquired through the restructuring of senior loans.
(m)	Non-income producing security.
(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2021.
(p)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$14,858,849	$359,705,755	$(281,695,922)	$-	$-	$92,868,682	$20,535
Invesco Liquid Assets Portfolio, Institutional Class	13,009,175	256,932,682	(202,185,001)	-	(1,442)	67,755,414	12,082
Invesco Treasury Portfolio, Institutional Class	16,981,542	411,092,292	(321,938,197)	-	-	106,135,637	9,178
Total	$44,849,566	$1,027,730,729	$(805,819,120)	$-	$(1,442)	$266,759,733	$41,795

(q)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk
09/16/2021	BNP Paribas S.A.	CHF	70,898	USD	77,471	$ 23
09/16/2021	BNP Paribas S.A.	GBP	8,331,070	USD	11,530,380	76,008
09/16/2021	BNP Paribas S.A.	SEK	46,453	USD	5,391	7
09/16/2021	BNP Paribas S.A.	USD	49,168,265	EUR	41,842,163	250,191
09/16/2021	BNP Paribas S.A.	USD	5,497,014	GBP	4,000,000	2,578
09/16/2021	Canadian Imperial Bank of Commerce	GBP	8,339,704	USD	11,539,628	73,384
10/15/2021	Canadian Imperial Bank of Commerce	GBP	7,481,000	USD	10,361,155	74,862
09/16/2021	Citibank, N.A.	EUR	44,275,135	USD	52,372,501	80,538
09/16/2021	Citibank, N.A.	GBP	8,331,070	USD	11,529,607	75,234
09/16/2021	Goldman Sachs International	EUR	41,644,163	USD	49,195,082	10,478
09/16/2021	Goldman Sachs International	USD	49,875,478	EUR	42,476,135	291,743
09/16/2021	Morgan Stanley & Co. International PLC	EUR	42,275,135	USD	50,020,827	91,002
09/16/2021	Morgan Stanley & Co. International PLC	GBP	1,284,509	USD	1,781,428	15,359
09/16/2021	Morgan Stanley & Co. International PLC	USD	77,220	CHF	70,898	228
10/15/2021	Morgan Stanley & Co. International PLC	GBP	7,481,000	USD	10,361,010	74,716
09/16/2021	State Street Bank & Trust Co.	USD	49,864,859	EUR	42,476,135	302,362
09/16/2021	State Street Bank & Trust Co.	USD	5,342	SEK	46,453	42

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Floating Rate ESG Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

10/15/2021	Toronto Dominion Bank	GBP	7,486,832	USD	10,368,324	$74,011

Subtotal–Appreciation						1,492,766

Currency Risk
10/15/2021	Barclays Bank PLC	EUR	651,516	USD	766,534	(3,393)

10/15/2021	BNP Paribas S.A.	EUR	41,842,163	USD	49,197,178	(249,669)

09/16/2021	Canadian Imperial Bank of Commerce	USD	10,353,122	GBP	7,475,739	(74,742)

10/15/2021	Canadian Imperial Bank of Commerce	EUR	800,000	USD	941,872	(3,526)

10/15/2021	Goldman Sachs International	EUR	42,476,135	USD	49,904,871	(291,171)

09/16/2021	Morgan Stanley & Co. International PLC	USD	1,653,918	EUR	1,400,000	(422)

09/16/2021	Morgan Stanley & Co. International PLC	USD	10,352,973	GBP	7,475,739	(74,593)

10/15/2021	Morgan Stanley & Co. International PLC	CHF	70,688	USD	77,050	(225)

10/15/2021	Morgan Stanley & Co. International PLC	EUR	5,300,000	USD	6,256,491	(6,767)

10/15/2021	State Street Bank & Trust Co.	EUR	42,476,135	USD	49,894,210	(301,832)

10/15/2021	State Street Bank & Trust Co.	SEK	46,453	USD	5,343	(42)

09/16/2021	Toronto Dominion Bank	USD	10,157,155	GBP	7,334,875	(72,449)

10/15/2021	UBS AG	EUR	500,000	USD	587,977	(2,896)

Subtotal–Depreciation						(1,081,727)

Total Forward Foreign Currency Contracts						$411,039

Abbreviations:

CHF – Swiss Franc

EUR – Euro

GBP – British Pound Sterling

SEK – Swedish Krona

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Floating Rate ESG Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $2,377,402,424)	$2,355,961,629
Investments in affiliated money market funds, at value (Cost $266,759,733)	266,759,733
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	1,492,766
Cash	26,357,797
Foreign currencies, at value (Cost $1,025,399)	1,022,377
Receivable for:
Investments sold	73,083,175
Fund shares sold	8,249,140
Dividends	4,250
Interest	11,773,313
Investments matured, at value (Cost $378,137)	121,379
Investment for trustee deferred compensation and retirement plans	191,199
Other assets	685,860
Total assets	2,745,702,618

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,081,727
Payable for:
Investments purchased	310,853,523
Dividends	2,288,295
Fund shares reacquired	2,926,490
Accrued fees to affiliates	176,392
Accrued trustees’ and officers’ fees and benefits	3,678
Accrued other operating expenses	370,940
Trustee deferred compensation and retirement plans	215,032
Unfunded loan commitments	23,877,009
Total liabilities	341,793,086
Net assets applicable to shares outstanding	$2,403,909,532

Net assets consist of:
Shares of beneficial interest	$2,645,028,734

Distributable earnings (loss)	(241,119,202)

$2,403,909,532

Net Assets:
Class A	$585,690,119

Class C	$91,555,099

Class R	$6,075,580

Class Y	$1,232,463,331

Class R5	$3,631,376

Class R6	$484,494,027

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	79,703,132

Class C	12,514,681

Class R	825,023

Class Y	167,922,200

Class R5	494,160

Class R6	66,073,105

Class A:
Net asset value per share	$7.35
Maximum offering price per share (Net asset value of $7.35 ÷ 97.50%)	$7.54

Class C:
Net asset value and offering price per share	$7.32

Class R:
Net asset value and offering price per share	$7.36

Class Y:
Net asset value and offering price per share	$7.34

Class R5:
Net asset value and offering price per share	$7.35

Class R6:
Net asset value and offering price per share	$7.33

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Floating Rate ESG Fund

Statement of Operations

For the year ended August 31, 2021

Investment income:
Interest	$79,135,186

Dividends	344,406

Dividends from affiliated money market funds	41,795

Other income	17,139

Total investment income	79,538,526

Expenses:
Advisory fees	10,866,831

Administrative services fees	215,420

Custodian fees	276,787

Distribution fees:
Class A	1,203,247

Class C	738,101

Class R	26,327

Interest, facilities and maintenance fees	854,501

Transfer agent fees – A, C, R & Y	410,848

Transfer agent fees – R5	455,709

Transfer agent fees – R6	21,631

Trustees’ and officers’ fees and benefits	51,840

Registration and filing fees	144,131

Reports to shareholders	107,636

Professional services fees	179,335

Other	127,350

Total expenses	15,679,694

Less: Fees waived and/or expense offset arrangement(s)	(80,108)

Net expenses	15,599,586

Net investment income	63,938,940

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(15,015,530)

Affiliated investment securities	(1,442)

Foreign currencies	1,692,984

Forward foreign currency contracts	(8,120,765)

(21,444,753)

Change in net unrealized appreciation of:
Unaffiliated investment securities	106,378,960

Foreign currencies	118,573

Forward foreign currency contracts	9,260,750

115,758,283

Net realized and unrealized gain	94,313,530

Net increase in net assets resulting from operations	$158,252,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Floating Rate ESG Fund

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$63,938,940	$82,734,273

Net realized gain (loss)	(21,444,753)	(72,597,262)

Change in net unrealized appreciation (depreciation)	115,758,283	(52,003,702)

Net increase (decrease) in net assets resulting from operations	158,252,470	(41,866,691)

Distributions to shareholders from distributable earnings:
Class A	(17,682,635)	(22,085,707)

Class C	(3,174,646)	(6,810,670)

Class R	(180,889)	(242,180)

Class Y	(24,980,577)	(22,818,083)

Class R5	(171,299)	(276,349)
Class R6	(21,714,671)	(37,011,031)

Total distributions from distributable earnings	(67,904,717)	(89,244,020)

Return of capital:
Class A	–	(2,351,158)

Class C	–	(803,482)

Class R	–	(27,286)

Class Y	–	(2,269,362)

Class R5	–	(28,240)

Class R6	–	(3,722,615)

Total return of capital	–	(9,202,143)

Total distributions	(67,904,717)	(98,446,163)

Share transactions–net:
Class A	131,492,111	(74,058,194)

Class C	(25,553,342)	(89,051,258)

Class R	909,154	(296,159)

Class Y	854,744,225	(200,765,957)

Class R5	(2,150,730)	263,709

Class R6	(199,259,834)	(110,676,897)

Net increase (decrease) in net assets resulting from share transactions	760,181,584	(474,584,756)

Net increase (decrease) in net assets	850,529,337	(614,897,610)

Net assets:
Beginning of year	1,553,380,195	2,168,277,805

End of year	$2,403,909,532	$1,553,380,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Floating Rate ESG Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/21	$6.94	$0.25	$0.43	$0.68	$(0.27)	$–	$(0.27)	$7.35	9.89%	$585,690	1.05	%(d)	1.05	%(d)	1.00%	3.45%	76%
Year ended 08/31/20	7.40	0.30	(0.40)	(0.10)	(0.32)	(0.04)	(0.36)	6.94	(1.33)	428,277	1.07	(d)	1.08	(d)	1.00	4.33	55
Year ended 08/31/19	7.57	0.35	(0.17)	0.18	(0.35)	–	(0.35)	7.40	2.50	539,003	1.08	(d)	1.08	(d)	1.03	4.71	55
Year ended 08/31/18	7.56	0.31	0.02	0.33	(0.32)	–	(0.32)	7.57	4.47	585,865	1.07	(d)	1.08	(d)	–	4.15	51
Year ended 08/31/17	7.42	0.31	0.14	0.45	(0.31)	–	(0.31)	7.56	6.17	630,740	1.06	(d)	1.07	(d)	–	4.05	68
Class C
Year ended 08/31/21	6.91	0.21	0.43	0.64	(0.23)	–	(0.23)	7.32	9.37	91,555	1.55	(d)	1.55	(d)	1.50	2.95	76
Year ended 08/31/20	7.37	0.27	(0.41)	(0.14)	(0.28)	(0.04)	(0.32)	6.91	(1.84)	111,318	1.57	(d)	1.58	(d)	1.50	3.83	55
Year ended 08/31/19	7.53	0.31	(0.16)	0.15	(0.31)	–	(0.31)	7.37	2.12	213,446	1.58	(d)	1.58	(d)	1.53	4.21	55
Year ended 08/31/18	7.53	0.28	0.00	0.28	(0.28)	–	(0.28)	7.53	3.81	387,685	1.57	(d)	1.58	(d)	–	3.65	51
Year ended 08/31/17	7.39	0.27	0.14	0.41	(0.27)	–	(0.27)	7.53	5.65	448,408	1.56	(d)	1.57	(d)	–	3.55	68
Class R
Year ended 08/31/21	6.95	0.23	0.43	0.66	(0.25)	–	(0.25)	7.36	9.61	6,076	1.30	(d)	1.30	(d)	1.25	3.20	76
Year ended 08/31/20	7.41	0.29	(0.41)	(0.12)	(0.30)	(0.04)	(0.34)	6.95	(1.57)	4,874	1.32	(d)	1.33	(d)	1.25	4.08	55
Year ended 08/31/19	7.58	0.33	(0.16)	0.17	(0.34)	–	(0.34)	7.41	2.25	5,604	1.33	(d)	1.33	(d)	1.28	4.46	55
Year ended 08/31/18	7.57	0.30	0.01	0.31	(0.30)	–	(0.30)	7.58	4.21	5,583	1.32	(d)	1.33	(d)	–	3.90	51
Year ended 08/31/17	7.44	0.29	0.13	0.42	(0.29)	–	(0.29)	7.57	5.76	6,345	1.31	(d)	1.32	(d)	–	3.80	68
Class Y
Year ended 08/31/21	6.93	0.27	0.42	0.69	(0.28)	–	(0.28)	7.34	10.18	1,232,463	0.80	(d)	0.80	(d)	0.75	3.70	76
Year ended 08/31/20	7.39	0.32	(0.40)	(0.08)	(0.34)	(0.04)	(0.38)	6.93	(1.09)	350,943	0.82	(d)	0.83	(d)	0.75	4.58	55
Year ended 08/31/19	7.56	0.37	(0.17)	0.20	(0.37)	–	(0.37)	7.39	2.76	592,107	0.83	(d)	0.83	(d)	0.78	4.96	55
Year ended 08/31/18	7.55	0.33	0.02	0.35	(0.34)	–	(0.34)	7.56	4.72	963,386	0.82	(d)	0.83	(d)	–	4.40	51
Year ended 08/31/17	7.41	0.32	0.15	0.47	(0.33)	–	(0.33)	7.55	6.43	977,034	0.81	(d)	0.82	(d)	–	4.30	68
Class R5
Year ended 08/31/21	6.94	0.27	0.43	0.70	(0.29)	–	(0.29)	7.35	10.23	3,631	0.77	(d)	0.77	(d)	0.72	3.73	76
Year ended 08/31/20	7.41	0.32	(0.41)	(0.09)	(0.34)	(0.04)	(0.38)	6.94	(1.21)	5,515	0.81	(d)	0.82	(d)	0.74	4.59	55
Year ended 08/31/19	7.58	0.37	(0.16)	0.21	(0.38)	–	(0.38)	7.41	2.80	5,672	0.83	(d)	0.83	(d)	0.78	4.96	55
Year ended 08/31/18	7.57	0.33	0.02	0.35	(0.34)	–	(0.34)	7.58	4.73	4,696	0.81	(d)	0.82	(d)	–	4.41	51
Year ended 08/31/17	7.43	0.32	0.15	0.47	(0.33)	–	(0.33)	7.57	6.43	2,830	0.82	(d)	0.83	(d)	–	4.29	68
Class R6
Year ended 08/31/21	6.93	0.27	0.42	0.69	(0.29)	–	(0.29)	7.33	10.10	484,494	0.73	(d)	0.73	(d)	0.68	3.77	76
Year ended 08/31/20	7.39	0.33	(0.41)	(0.08)	(0.34)	(0.04)	(0.38)	6.93	(0.99)	652,453	0.71	(d)	0.72	(d)	0.64	4.69	55
Year ended 08/31/19	7.56	0.38	(0.17)	0.21	(0.38)	–	(0.38)	7.39	2.86	812,446	0.74	(d)	0.74	(d)	0.69	5.05	55
Year ended 08/31/18	7.55	0.34	0.02	0.36	(0.35)	–	(0.35)	7.56	4.83	614,302	0.73	(d)	0.74	(d)	–	4.49	51
Year ended 08/31/17	7.41	0.33	0.15	0.48	(0.34)	–	(0.34)	7.55	6.53	617,349	0.72	(d)	0.73	(d)	–	4.39	68

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratio includes line of credit expense of 0.05%, 0.07%, 0.05%, 0.05% and 0.05% for the years ended August 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Floating Rate ESG Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Floating Rate ESG Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

33	Invesco Floating Rate ESG Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

34	Invesco Floating Rate ESG Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Industry Focus - To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.

Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

P.

Leverage Risk - The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the NAV of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

Q.

Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Because the Fund evaluates environmental, social and governance (“ESG”) factors to assess and exclude certain investments for non-financial reasons, it may forego some market opportunities available to funds that do not use these factors. The securities of companies that score favorably under the Fund’s ESG scoring methodology may underperform similar companies that do not score as well or may underperform the stock market as a whole. As a result, the Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, the Fund’s assessment of a company, based on the company’s level of involvement in a particular industry or the company’s ESG score, may differ from that of other funds or an investor. As a result, the companies deemed eligible for inclusion in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

R.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply

35	Invesco Floating Rate ESG Fund

chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.650%
Next $4.5 billion	0.600%
Next $5 billion	0.575%
Over $10 billion	0.550%

For the year ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.00%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2021, the Adviser waived advisory fees of $79,636.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the funds’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2021, IDI advised the Fund that IDI retained $59,808 in front-end sales commissions from the sale of Class A shares and $13,477 and $3,811 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

36	Invesco Floating Rate ESG Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$2,046,177,512	$83,982,283	$2,130,159,795

U.S. Dollar Denominated Bonds & Notes	–	122,059,762	2,230,256	124,290,018

Common Stocks & Other Equity Interests	25,572,396	23,533,542	16,175,338	65,281,276

Non-U.S. Dollar Denominated Bonds & Notes	–	26,653,705	99,545	26,753,250

Preferred Stocks	–	6,727,786	2,749,504	9,477,290

Money Market Funds	266,759,733	–	–	266,759,733

Total Investments in Securities	292,332,129	2,225,152,307	105,236,926	2,622,721,362

Other Investments - Assets*

Investments Matured	–	–	121,379	121,379

Forward Foreign Currency Contracts	–	1,492,766	–	1,492,766

	–	1,492,766	121,379	1,614,145

Other Investments - Liabilities*
Forward Foreign Currency Contracts	–	(1,081,727)	–	(1,081,727)

Total Other Investments	–	411,039	121,379	532,418

Total Investments	$292,332,129	$2,225,563,346	$105,358,305	$2,623,253,780

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2021:

	Value 08/31/20	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Value 08/31/21
Variable Rate Senior Loan Interests	$109,168,083	$62,314,600	$(72,130,657)	$294,771	$776,908	$2,078,878	$798,605	$(19,318,905)	$ 83,982,283
Common Stocks & Other Equity Interests	5,768,560	6,755,316	(3,684,864)	–	(3,551,183)	7,727,265	3,160,244	–	16,175,338
Preferred Stocks	0	837,678	(35,808)	–	35,808	969,922	941,904	–	2,749,504
U.S. Dollar Denominated Bonds & Notes	2,445,489	–	(886,133)	–	–	670,900	–	–	2,230,256
Investments Matured	118,904	–	–	(1,015)	–	3,490	–	–	121,379
Non-U.S. Dollar Denominated Bonds & Notes	–	865,471	–	–	–	(765,926)	–	–	99,545
Total	$117,501,036	$70,773,065	$(76,737,462)	$293,756	$(2,738,467)	$10,684,529	$4,900,753	$(19,318,905)	$105,358,305

*	Transfers into and out of level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$ 1,492,766
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$1,492,766

37	Invesco Floating Rate ESG Fund

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(1,081,727)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(1,081,727)

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2021.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Barclays Bank PLC	$ –	$ (3,393)	$(3,393)	$–	$–	$(3,393)

BNP Paribas S.A.	328,807	(249,669)	79,138	–	–	79,138

Canadian Imperial Bank of Commerce	148,246	(78,268)	69,978	–	–	69,978

Citibank, N.A.	155,772	–	155,772	–	–	155,772

Goldman Sachs International	302,221	(291,171)	11,050	–	–	11,050

Morgan Stanley & Co. International PLC	181,305	(82,007)	99,298	–	–	99,298

State Street Bank & Trust Co.	302,404	(301,874)	530	–	–	530

Toronto Dominion Bank	74,011	(72,449)	1,562	–	–	1,562

UBS AG	–	(2,896)	(2,896)	–	–	(2,896)

Total	$1,492,766	$(1,081,727)	$411,039	$–	$–	$411,039

Effect of Derivative Investments for the year ended August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Currency
Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(8,120,765)

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	9,260,750

Total	$1,139,985

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$498,584,164

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $472.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 19, 2021, the Fund has entered into a credit agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $900 million, collectively by certain Funds, and which will expire on February 18, 2022. Prior to February 19, 2021, the credit agreement permitted borrowings up to $1.5 billion. The credit agreement is secured by the assets of the Fund.

38	Invesco Floating Rate ESG Fund

    During the year ended August 31, 2021, the average daily balance of borrowing under the credit agreement was $822,323 with an average interest rate of 0.00%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At August 31, 2021, the Fund had no borrowings outstanding under this agreement.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

    The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement.

NOTE 8–Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2021. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)

Al Aqua Merger Sub, Inc.	Delayed Draw Term Loan	$995,918	$7,862

Constant Contact	Delayed Draw Term Loan	1,883,834	2,504

Fieldwood Energy LLC	DIP Term Loan	1,269,819	53,721

Groundworks LLC	Delayed Draw Term Loan	2,926,374	(3,726)

IAP Worldwide Services, Inc.	Revolver Loan	929,279	0

ImageFirst	Delayed Draw Term Loan	308,999	1,481

Kantar	Revolver Loan	3,540,142	426,438

McDermott International Ltd.	LOC	6,610,320	(1,338,590)

Royal Caribbean Cruises	Revolver Loan	613,984	13,064

Royal Caribbean Cruises	Revolver Loan	1,896,667	25,911

Royal Caribbean Cruises	Revolver Loan	1,773,368	24,494

Southcross Energy Partners L.P.	Revolver Loan	156,718	(3,134)

TGP Holdings III LLC	Delayed Draw Term Loan	317,773	1,899

Thermostat Purchaser III, Inc.	Delayed Draw Term Loan	463,860	3,496

Trident TPI Holdings, Inc.	Delayed Draw Term Loan	189,954	261

		$23,877,009	$(784,319)

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020 :

	2021	2020
Ordinary income*	$67,904,717	$89,244,020
Return of capital	–	9,202,143
Total distributions	$67,904,717	$98,446,163

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$6,159,804

Net unrealized appreciation (depreciation) - investments	(27,038,055)

Net unrealized appreciation - foreign currencies	116,030

Temporary book/tax differences	(141,150)

Capital loss carryforward	(220,215,831)

Shares of beneficial interest	2,645,028,734

Total net assets	$2,403,909,532

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, foreign currency contracts and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

39	Invesco Floating Rate ESG Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$31,369,520	$188,846,311	$220,215,831

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2021 was $2,078,786,369 and $1,324,285,729, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$46,799,761

Aggregate unrealized (depreciation) of investments	(73,837,816)

Net unrealized appreciation (depreciation) of investments	$(27,038,055)

Cost of investments for tax purposes is $2,650,291,835.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and bond amortization, on August 31, 2021, undistributed net investment income was decreased by $1,076,905, undistributed net realized gain (loss) was increased by $1,077,071 and shares of beneficial interest was decreased by $166. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2021, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value

Barclays Bank PLC	$6,610,320	$5,271,730

NOTE 13–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2021(a)		August 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	28,360,290	$205,988,663	24,289,062	$168,723,465

Class C	3,502,081	25,301,162	2,446,275	17,397,189

Class R	264,053	1,913,667	177,746	1,240,143

Class Y	142,950,600	1,039,749,497	22,339,856	155,851,586

Class R5	185,071	1,346,039	237,581	1,667,073

Class R6	24,022,993	173,501,564	12,049,270	82,430,364

Issued as reinvestment of dividends:
Class A	1,841,367	13,278,459	2,547,035	18,014,698

Class C	308,818	2,210,224	741,680	5,236,437

Class R	23,112	166,831	60,456	435,956

Class Y	2,007,688	14,544,207	2,131,888	15,108,870

Class R5	23,751	170,419	43,146	304,459

Class R6	2,730,944	19,549,151	5,729,428	40,351,762

Automatic conversion of Class C shares to Class A shares:
Class A	4,374,363	31,510,653	6,406,180	45,080,741

Class C	(4,393,189)	(31,510,653)	(6,434,295)	(45,080,741)

40	Invesco Floating Rate ESG Fund

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2021(a)		August 31, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(16,609,348)	$(119,285,664)	(44,305,272)	$(305,877,098)

Class C	(3,021,321)	(21,554,075)	(9,592,468)	(66,604,143)

Class R	(163,319)	(1,171,344)	(292,827)	(1,972,258)

Class Y	(27,697,356)	(199,549,479)	(53,897,734)	(371,726,413)

Class R5	(509,471)	(3,667,188)	(251,494)	(1,707,823)

Class R6	(54,852,779)	(392,310,549)	(33,521,408)	(233,459,023)

Net increase (decrease) in share activity	103,348,348	$760,181,584	(69,095,895)	$(474,584,756)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

41	Invesco Floating Rate ESG Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Floating Rate ESG Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Floating Rate ESG Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

42	Invesco Floating Rate ESG Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/21)	(08/31/21)[1]	Period[2]	(08/31/21)	Period[2]	Ratio
Class A	$1,000.00	$1,026.50	$5.41	$1,019.86	$5.40	1.06%
Class C	1,000.00	1,023.90	7.96	1,017.34	7.93	1.56
Class R	1,000.00	1,025.20	6.69	1,018.60	6.67	1.31
Class Y	1,000.00	1,027.80	4.14	1,021.12	4.13	0.81
Class R5	1,000.00	1,028.10	3.78	1,021.48	3.77	0.74
Class R6	1,000.00	1,028.30	3.63	1,021.63	3.62	0.71

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

43	Invesco Floating Rate ESG Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Floating Rate ESG Fund’s (formerly, Invesco Floating Rate Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Credit Suisse Leveraged Loan Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund changed it strategy to incorporate consideration of environmental, social and governance (“ESG”) criteria effective August 21, 2020, and that performance prior to that date is that of the Fund using its previous investment strategy, which did not apply ESG criteria. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

44	Invesco Floating Rate ESG Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was the same as the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees were in the fourth quintile of its expense group and discussed with management reasons for such relative actual management fees.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other affiliated exchange traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2020.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

45	Invesco Floating Rate ESG Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	83.47%

                  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

46	Invesco Floating Rate ESG Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	184	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-5	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Floating Rate ESG Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	FLR-AR-1

Annual Report to Shareholders	August 31, 2021

Invesco Global Real Estate Income Fund

Nasdaq:

A: ASRAX ∎ C: ASRCX ∎ Y: ASRYX ∎ R5: ASRIX ∎ R6: ASRFX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
6	Liquidity Risk Management Program
8	Schedule of Investments
11	Financial Statements
14	Financial Highlights
15	Notes to Financial Statements
21	Report of Independent Registered Public Accounting Firm
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Contracts
25	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2021, Class A shares of Invesco Global Real Estate Income Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Global Real Estate Income Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/20 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	24.68%
Class C Shares	23.79
Class Y Shares	25.08
Class R5 Shares	25.21
Class R6 Shares	25.33
MSCI World Index▼ (Broad Market Index)	29.76
Custom Invesco Global Real Estate Income Index∎ (Style-Specific Index)	33.34
Lipper Global Real Estate Funds Classification Average[t] (Peer Group)	31.98
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; tLipper Inc.

Market conditions and your Fund

Global economic conditions improved in the third quarter of 2020 aided by the tail winds of monetary and fiscal stimulus and the moderation of COVID-19 cases in certain regions, which allowed for more normalized patterns of economic activity. Macroeconomic uncertainties remained elevated however, amid an upcoming US presidential election, UK/EU trade talk deadlines and the possibility of growing virus cases as winter in the northern hemisphere approached. Investor sentiment completely shifted in the fourth quarter of 2020 as the surprisingly positive COVID-19 vaccine announcements ushered in a persistent market rally and a swift reversal in the characteristics driving relative share price performance. As a result of this substantial change in outlook, the market experienced one of the most pronounced short-term inflections from structural growth into value-oriented stocks. The efficacy of COVID-19 vaccines positively altered the path for growth and appetite for risk heading into 2021.

    The first quarter of 2021 experienced continued economic and capital market recovery, albeit some dispersion in underlying economic fundamentals became clear. The US economy led the global economic recovery as COVID-19 cases moderated, vaccine distribution started ahead of schedule, and employment growth rose along with expectations of further fiscal stimulus. Asia, as a shorter duration economy, also experienced positive momentum while Europe remained under stricter pandemic control and its economic growth lagged. Markets began to price in higher growth expectations, which led to material rises in risk-free rates and an equity market rotation with value and cyclical recovery themes being rewarded over companies with higher-quality structural growth or defensive higher-quality income. The overall global economic recovery hit a high point in the second quarter of 2021 and stoked fears of inflation as price increases due to supply shortages and pockets of wage inflation occurred across the globe. Global central banks remained dovish, albeit the US Federal Reserve (the Fed) began to manage market expectations that tapering of bond purchases and interest rate rises will inevitably occur. Risk appetite for equity investments remained high, with return factor leadership still generally directed towards the beneficiaries of cyclical recovery over structural growth. In August, the disruptive prospects of the Delta variant and the likelihood of key central banks reacting to inflation and growth data are two key issues that are impacting capital market behavior at the end of the fiscal year.

    The Fund invests primarily for yield with a secondary consideration for capital appreciation potential. The qualified investment universe includes global public real estate equity and debt securities, including common stock, preferred securities, corporate debt and commercial mortgage-backed securities (CMBS). The inclusion of fixed-income securities can potentially reduce the Fund’s volatility resulting in attractive long-term risk-adjusted returns. Likewise, the Fund’s relative performance can potentially lag its equity-only benchmark during periods of strong market rallies, much like the one experienced during the fiscal year ending 8/31/2021.

    Global real estate securities outperformed broad market global equities during the fiscal year as real estate fundamentals improved significantly aided by COVID-19 vaccine efficacy and an accommodative market backdrop. Positive contributions to the Fund’s absolute performance were led by equities and followed by preferred securities. Relative performance was negative versus its equity-only style specific benchmark, the FTSE EPRA Na-reit Developed Index as the Fund’s preferred securities contributed positively but underper-formed equities.

    Top individual absolute contributors to the Fund’s performance during the fiscal year included Prologis and Ventas. Prologis owns a portfolio of high-quality industrial assets which are primarily located in global gateway markets. Fundamentals for the industrial sector were strong during the period, driven by e-commerce and investment in tenant supply chains. The company outperformed partly driven by its strong operating fundamentals, increasing external growth drivers and access to low-cost capital. Ventas owns senior housing communities, hospitals and medical office buildings in the US and Canada. Shares outperformed following weak performance at the onset of COVID-19 as market conditions shifted to securities that stood to benefit from social and economic recovery.

    Top individual detractors from the Fund’s absolute performance included Digital Realty Trust and Vonovia. Digital Realty Trust owns and develops global data centers. The company contributed negatively during the fiscal year likely due to its slower growth profile versus peers and less attractive relative valuation. The Fund no longer holds the equity security due to these reasons. Vonovia owns a portfolio of apartments in Germany, Sweden and Austria and has an attractive internal and external driven growth profile and a valuation below asset value and replacement cost. The stock underperformed after it made a surprise bid for a competitor, which should be a long-term positive, but will require the issue of new equity upon completion. The Fund continues to hold a position in the company.

    Pockets of positive relative performance were sourced from underweight exposure to Japan and Hong Kong, and strong stock selection within the UK and Australia. The Fund’s UK exposure was aided by holdings within the residential and self-storage sectors along with an underweight to certain retail companies. Positive stock selection in Australia stemmed from holdings in the diversified and retail sectors. Conversely, negative relative performance was primarily driven by stock selection in the US, where the Fund was underweight in certain regional mall operators, which rallied on news of the COVID-19 vaccine announcement and expectations for the gradual reopening of the US economy. The US lodging sector also reported relative underperformance as overweight exposure to select names recently underperformed on news of rising cases of the Delta variant. Additional relative losses stemmed from the US self-storage sector where the Fund was underweight in certain names that benefited from strong demand and operating fundamentals.

    The portfolio increased its equity allocation relative to debt during the fiscal year given its relative attractiveness from a valuation and fundamental standpoint. The portfolio’s equity

2                                 Invesco Global Real Estate Income Fund

exposure ends the fiscal year with a tilt towards companies that stand to benefit from economic reopening and normalization with notable positioning in property types such as lodging and shopping centers. This exposure is balanced with property types benefiting from structural growth tail winds such as data centers, cell towers and industrial properties. The Fund’s fixed-income positioning is entirely in preferred securities that offer a high level of relative yield and are benefiting from strong investor demand. Exposure within the preferred portfolio is spread across the residential, self-storage, lodging and data center sectors exhibiting a profile with a mix of relative value and underlying growth characteristics.

We thank you for your continued investment in the Invesco Global Real Estate Income Fund.

Portfolio manager(s):

Mark Blackburn

James Cowen - Lead

Grant Jackson

Joe Rodriguez, Jr. - Lead

Darin Turner - Lead

Ping-Ying Wang - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                                 Invesco Global Real Estate Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

3 Source(s): Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                                 Invesco Global Real Estate Income Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges
Class A Shares

Inception (5/31/02)	7.83%

10 Years	5.98

5 Years	4.42

1 Year	17.81

Class C Shares

Inception (3/9/07)	4.04%

10 Years	5.94

5 Years	4.82

1 Year	22.79

Class Y Shares

Inception (10/3/08)	7.52%

10 Years	6.85

5 Years	5.85

1 Year	25.08

Class R5 Shares

Inception (3/9/07)	4.87%

10 Years	6.94

5 Years	5.95

1 Year	25.21

Class R6 Shares

10 Years	7.00%

5 Years	6.05

1 Year	25.33

On March 12, 2007, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown prior to that date is that of the Closed-End Fund’s Common shares and includes the fees applicable to Common shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to March 12, 2007 where reinvestments were made at the lower of the Closed-End Fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Fund performance was positively impacted by a temporary 2% fee on redemptions that was in effect from March 12, 2007 to March 12, 2008. Without income from this temporary fee, returns would have been lower.

5                                 Invesco Global Real Estate Income Fund

Supplemental Information

Invesco Global Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Custom Invesco Global Real Estate Income Index is composed of FTSE NAREIT All Equity REIT Index through August 31, 2011, and FTSE EPRA/NAREIT Developed Index, which is computed using the net return by withholding applicable taxes, thereafter. The FTSE NAREIT All Equity REIT Index is considered representative of US REITs. The FTSE EPRA/ NAREIT Developed Index is considered representative of global real estate companies and REITs.

∎	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Pro-

gram’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the invest-

ment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                                 Invesco Global Real Estate Income Fund

Fund Information

Portfolio Composition

By country	% of total net assets
United States	61.20%
Japan	8.42
United Kingdom	3.90
Germany	3.88
Canada	2.96
Hong Kong	2.53
Singapore	2.42
Australia	2.05
Countries, each less than 2% of portfolio	6.46
Money Market Funds Plus Other Assets Less Liabilities	6.18

Top 10 Equity Holdings*

% of total net assets
1. Prologis, Inc.	4.95%
2. UDR, Inc.	3.02
3. Ventas, Inc.	2.83
4. Duke Realty Corp.	2.48
5. AvalonBay Communities, Inc.	2.25
6. Vonovia SE	2.24
7. Mid-America Apartment Communities, Inc.	2.19
8. VICI Properties, Inc.	1.90
9. Invitation Homes, Inc.	1.82
10. Americold Realty Trust	1.80

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2021.

7                                 Invesco Global Real Estate Income Fund

Schedule of Investments

August 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests-79.86%
Australia-2.05%
Goodman Group	257,635	$4,366,731
Mirvac Group	3,292,987	7,523,170
Stockland	1,044,171	3,519,458
		15,409,359

Belgium-0.28%
VGP N.V.	9,012	2,149,980

Canada-2.96%
Allied Properties REIT	260,200	8,928,037
Canadian Apartment Properties REIT	73,100	3,540,713
Chartwell Retirement Residences	453,185	4,626,499
Killam Apartment REIT	153,900	2,623,857
Summit Industrial Income REIT	151,100	2,564,143
		22,283,249

China-0.16%
China Overseas Land & Investment Ltd.	521,500	1,197,987

Denmark-0.33%
Orsted A/S(a)	15,749	2,512,645

France-1.40%
Gecina S.A.	24,953	3,878,203
ICADE	78,097	6,708,083
		10,586,286

Germany-3.88%
Aroundtown S.A.	1,347,270	10,316,282
Sirius Real Estate Ltd.	1,183,958	2,031,693
Vonovia SE	249,613	16,841,987
		29,189,962

Hong Kong-2.53%
CK Asset Holdings Ltd.	97,408	634,411
Hongkong Land Holdings Ltd.	281,400	1,180,803
Kerry Properties Ltd.	1,113,500	3,792,462
Link REIT	223,500	2,058,043
Sun Hung Kai Properties Ltd.	740,500	10,424,927
Wharf Real Estate Investment Co. Ltd.	195,000	965,381
		19,056,027

Italy-0.52%
Infrastrutture Wireless Italiane S.p.A.(a)	327,319	3,893,661

Japan-8.42%
Daiwa House REIT Investment Corp.	1,147	3,389,909
Daiwa Office Investment Corp.	440	3,167,027
Daiwa Securities Living Investments Corp.	2,304	2,583,610
GLP J-REIT	1,878	3,406,491
Hulic Co. Ltd.	288,400	3,378,424
Japan Metropolitan Fund Investment Corp.	2,195	2,131,811
Japan Prime Realty Investment Corp.	950	3,552,239
Japan Real Estate Investment Corp.	1,065	6,590,250
LaSalle Logiport REIT	4,397	7,673,364
Mitsui Fudosan Co. Ltd.	422,800	9,689,423

	Shares	Value
Japan-(continued)
Mitsui Fudosan Logistics Park, Inc.	1,090	$6,458,122
Mori Hills REIT Investment Corp.	1,328	1,925,097
Nippon Accommodations Fund, Inc.	365	2,192,690
Nippon Prologis REIT, Inc.	610	2,198,561
Sumitomo Realty & Development Co. Ltd.	91,800	2,960,857
Tokyu Fudosan Holdings Corp.	368,400	2,130,857
		63,428,732

Mexico-0.57%
PLA Administradora Industrial, S. de R.L. de C.V.	1,391,800	2,196,084
Prologis Property Mexico S.A. de C.V.	890,684	2,064,840
		4,260,924

Singapore-2.42%
Ascendas REIT	2,057,198	4,648,051
CapitaLand Ltd.	638,100	1,896,393
City Developments Ltd.	996,300	5,060,987
Mapletree Commercial Trust	1,813,579	2,734,627
Mapletree Industrial Trust	1,793,700	3,896,646
		18,236,704

South Africa-0.11%
Equites Property Fund Ltd.	590,710	825,772

Spain-1.94%
Atlantica Sustainable Infrastructure PLC	102,463	3,853,633
Cellnex Telecom S.A.(a)	127,346	8,716,577
Merlin Properties SOCIMI S.A.	174,773	2,041,497
		14,611,707

Sweden-1.15%
Fabege AB	239,513	4,347,784
Wihlborgs Fastigheter AB	178,587	4,346,287
		8,694,071

United Kingdom-3.90%
Assura PLC	3,305,206	3,589,893
Big Yellow Group PLC	233,775	4,901,214
Derwent London PLC	61,749	3,216,620
GCP Student Living PLC	789,258	2,311,449
Land Securities Group PLC	268,355	2,616,960
Segro PLC	386,009	6,815,343
Stenprop Ltd.	556,236	1,383,318
Tritax Big Box REIT PLC	1,381,960	4,504,106
		29,338,903

United States-47.24%
Alexandria Real Estate Equities, Inc.	27,354	5,645,045
American Homes 4 Rent, Class A	317,055	13,297,287
American Tower Corp.	15,946	4,658,943
Americold Realty Trust(b)	367,930	13,517,748
Apple Hospitality REIT, Inc.	252,346	3,729,674
AvalonBay Communities, Inc.	73,689	16,917,521
Brandywine Realty Trust	414,847	5,758,076
CoreSite Realty Corp.	27,736	4,115,190
Crown Castle International Corp.	18,741	3,648,685
CyrusOne, Inc.	53,701	4,133,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                                 Invesco Global Real Estate Income Fund

	Shares	Value
United States-(continued)
DiamondRock Hospitality Co.(c)	627,645	$5,673,911
Duke Realty Corp.	355,175	18,650,239
Equinix, Inc.	13,545	11,424,530
Essential Properties Realty Trust, Inc.	88,096	2,855,191
Extra Space Storage, Inc.	13,927	2,603,096
Healthpeak Properties, Inc.	314,791	11,332,476
Highwoods Properties, Inc.	67,774	3,096,594
Hilton Worldwide Holdings, Inc.(c)	31,438	3,925,349
Host Hotels & Resorts, Inc.(c)	588,002	9,737,313
Hudson Pacific Properties, Inc.	187,162	4,937,334
Invitation Homes, Inc.	332,971	13,711,746
Kilroy Realty Corp.	90,760	5,958,394
Kimco Realty Corp.	112,603	2,453,619
Life Storage, Inc.	76,837	9,561,596
Medical Properties Trust, Inc.	101,488	2,078,474
Mid-America Apartment Communities, Inc.	85,597	16,466,295
National Retail Properties, Inc.	82,436	3,924,778
Outfront Media, Inc.(c)	235,900	5,840,884
Prologis, Inc.	277,058	37,308,630
Regency Centers Corp.	117,371	8,053,998
RLJ Lodging Trust	170,102	2,454,572
Ryman Hospitality Properties, Inc.(c)	24,282	2,017,106
Simon Property Group, Inc.	48,327	6,497,565
SITE Centers Corp.	202,048	3,254,993
STAG Industrial, Inc.	155,484	6,569,199
Sunstone Hotel Investors, Inc.(c)	746,751	8,654,844
UDR, Inc.	421,437	22,766,027
Ventas, Inc.	380,867	21,305,700
VICI Properties, Inc.(b)	463,567	14,328,856
Welltower, Inc.	146,877	12,856,144
		355,721,525
Total Common Stocks & Other Equity Interests (Cost $472,960,439)		601,397,494

Preferred Stocks-13.96%
United States-13.96%
American Homes 4 Rent, 5.88%, Series F, Pfd.	262,869	6,913,455
American Homes 4 Rent, 5.88%, Series G, Pfd.	84,200	2,215,302
American Homes 4 Rent, 6.25%, Series H, Pfd.	200,100	5,574,786
DiamondRock Hospitality Co., 8.25%, Pfd.	168,578	4,753,900
Digital Realty Trust, Inc., 5.20%, Series L, Pfd.	121,800	3,316,614
Dominion Energy, Inc., 7.25%, Series A, Conv. Pfd.	34,560	3,458,074
Eagle Hospitality Properties Trust, Inc., 8.25%, Series A, Pfd.(d)	195,800	2
National Retail Properties, Inc., 5.20%, Series F, Pfd.	389,108	9,817,195

Investment Abbreviations:

Conv.	- Convertible
Pfd.	- Preferred
REIT	- Real Estate Investment Trust

	Shares	Value
United States-(continued)
National Storage Affiliates Trust, 6.00%, Series A, Pfd.	174,087	$4,698,608
Pebblebrook Hotel Trust, 6.38%, Series E, Pfd.	223,861	5,659,206
Pebblebrook Hotel Trust, 6.30%, Series F, Pfd.	173,676	4,374,898
PS Business Parks, Inc., 5.25%, Series X, Pfd.	141,363	3,746,119
PS Business Parks, Inc., 5.20%, Series Y, Pfd.	222,054	5,924,401
Public Storage, 5.15%, Series F, Pfd.	14,600	383,542
QTS Realty Trust, Inc., 7.13%, Series A, Pfd.	287,618	7,242,221
Rexford Industrial Realty, Inc., 5.63%, Series C, Pfd.	100,500	2,806,965
Saul Centers, Inc., 6.13%, Series D, Pfd.	2,347	64,003
SL Green Realty Corp., 6.50%, Series I, Pfd.	217,900	5,798,319
Summit Hotel Properties, Inc., 6.25%,
Series E, Pfd.	360,730	9,620,669
UMH Properties, Inc., 6.38%, Series D, Pfd.	298,678	7,888,086
Vornado Realty Trust, 5.40%, Series L, Pfd.	213,400	5,578,276
Vornado Realty Trust, 5.25%, Series M, Pfd.	200,000	5,306,000
Total Preferred Stocks (Cost $100,620,857)		105,140,641

Money Market Funds-5.71%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)	14,667,046	14,667,046
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(e)(f)	11,527,598	11,532,209
Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	16,762,339	16,762,339
Total Money Market Funds (Cost $42,960,377)		42,961,594
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.53% (Cost $616,541,673)		749,499,729

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.23%
Invesco Private Government Fund, 0.02%(e)(f)(g)	5,034,078	5,034,078
Invesco Private Prime Fund, 0.11%(e)(f)(g)	11,741,484	11,746,181
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $16,780,259)		16,780,259
TOTAL INVESTMENTS IN SECURITIES-101.76% (Cost $633,321,932)		766,279,988
OTHER ASSETS LESS LIABILITIES-(1.76)%		(13,252,695)
NET ASSETS-100.00%		$753,027,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                                 Invesco Global Real Estate Income Fund

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $15,122,883, which represented 2.01% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,763,737	$50,430,897	$(38,527,588)	$-	$-	$14,667,046	$1,258
Invesco Liquid Assets Portfolio, Institutional Class	2,973,652	36,022,069	(27,462,935)	(56)	(521)	11,532,209	1,402
Invesco Treasury Portfolio, Institutional Class	3,158,557	57,635,310	(44,031,528)	-	-	16,762,339	589
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	31,622,864	(26,588,786)	-	-	5,034,078	354*
Invesco Private Prime Fund	-	54,417,574	(42,671,598)	-	205	11,746,181	3,631*
Total	$8,895,946	$230,128,714	$(179,282,435)	$(56)	$(316)	$59,741,853	$7,234

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                                 Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $573,581,296)*	$706,538,135

Investments in affiliated money market funds, at value (Cost $59,740,636)	59,741,853

Foreign currencies, at value (Cost $558,235)	558,486

Receivable for:
Investments sold	3,318,528

Fund shares sold	283,867

Dividends	1,412,311

Interest	1,250

Investment for trustee deferred compensation and retirement plans	141,065

Other assets	35,141
Total assets	772,030,636

Liabilities:
Payable for:
Investments purchased	1,241,775

Fund shares reacquired	451,587

Collateral upon return of securities loaned	16,780,259

Accrued fees to affiliates	239,175

Accrued trustees’ and officers’ fees and benefits	2,638

Accrued other operating expenses	134,420

Trustee deferred compensation and retirement plans	153,489
Total liabilities	19,003,343
Net assets applicable to shares outstanding	$753,027,293

Net assets consist of:
Shares of beneficial interest	$659,433,903

Distributable earnings	93,593,390
$753,027,293

Net Assets:
Class A	$149,007,646
Class C	$9,721,711
Class Y	$347,456,154
Class R5	$3,503,741
Class R6	$243,338,041

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	15,089,095
Class C	985,752
Class Y	35,298,909
Class R5	355,032
Class R6	24,660,022

Class A:
Net asset value per share	$9.88

Maximum offering price per share (Net asset value of $9.88 ÷ 94.50%)	$10.46
Class C:
Net asset value and offering price per share	$9.86
Class Y:
Net asset value and offering price per share	$9.84
Class R5:
Net asset value and offering price per share	$9.87
Class R6:
Net asset value and offering price per share	$9.87

*	At August 31, 2021, securities with an aggregate value of $16,455,247 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                                 Invesco Global Real Estate Income Fund

Statement of Operations

For the year ended August 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $850,351)	$19,550,398

Dividends from affiliated money market funds (includes securities lending income of $28,038)	31,287

Total investment income	19,581,685

Expenses:
Advisory fees	5,146,668

Administrative services fees	98,238

Custodian fees	21,324

Distribution fees:
Class A	346,199

Class C	143,928

Transfer agent fees – A, C and Y	693,443

Transfer agent fees – R5	3,035

Transfer agent fees – R6	10,766

Trustees’ and officers’ fees and benefits	33,285

Registration and filing fees	62,908

Reports to shareholders	21,679

Professional services fees	52,840

Taxes	36,617

Other	21,481

Total expenses	6,692,411

Less: Fees waived and/or expense offset arrangement(s)	(7,562)

Net expenses	6,684,849

Net investment income	12,896,836

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	37,395,678

Affiliated investment securities	(316)

Foreign currencies	13,449

37,408,811

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	105,822,653

Affiliated investment securities	(56)
Foreign currencies	(2,627)

105,819,970

Net realized and unrealized gain	143,228,781

Net increase in net assets resulting from operations	$156,125,617

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                                 Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	2021	2020
Operations:
Net investment income	$12,896,836	$18,131,856
Net realized gain (loss)	37,408,811	(40,115,545)
Change in net unrealized appreciation (depreciation)	105,819,970	(44,591,087)
Net increase (decrease) in net assets resulting from operations	156,125,617	(66,574,776)

Distributions to shareholders from distributable earnings:
Class A	(2,472,932)	(13,370,176)
Class C	(173,965)	(2,379,521)
Class Y	(6,315,108)	(30,825,099)
Class R5	(64,767)	(356,023)
Class R6	(4,845,274)	(11,211,475)
Total distributions from distributable earnings	(13,872,046)	(58,142,294)

Share transactions–net:
Class A	(14,088,279)	(11,271,105)
Class C	(14,394,882)	(12,003,682)
Class Y	(13,756,932)	(21,873,167)
Class R5	(73,715)	(846,470)
Class R6	(9,055,226)	87,434,080
Net increase (decrease) in net assets resulting from share transactions	(51,369,034)	41,439,656
Net increase (decrease) in net assets	90,884,537	(83,277,414)

Net assets:
Beginning of year	662,142,756	745,420,170
End of year	$753,027,293	$662,142,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                                 Invesco Global Real Estate Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/21	$8.06	$0.14	$1.84	$1.98	$(0.16)	$—	$(0.16)	$9.88	24.81	%(d)	$149,008	1.19	%(d)	1.19	%(d)	1.63	%(d)	41%
Year ended 08/31/20	9.57	0.21	(0.99)	(0.78)	(0.48)	(0.25)	(0.73)	8.06	(8.55)		135,022	1.22		1.22		2.48		72
Year ended 08/31/19	9.11	0.28	0.49	0.77	(0.31)	—	(0.31)	9.57	8.69		175,013	1.25		1.25		3.05		41
Year ended 08/31/18	9.18	0.30	(0.02)	0.28	(0.35)	—	(0.35)	9.11	3.11		188,658	1.24		1.24		3.33		59
Year ended 08/31/17	9.30	0.26	(0.02)	0.24	(0.36)	—	(0.36)	9.18	2.76		244,129	1.25		1.25		2.88		43
Class C
Year ended 08/31/21	8.05	0.08	1.82	1.90	(0.09)	—	(0.09)	9.86	23.79		9,722	1.95		1.95		0.87		41
Year ended 08/31/20	9.55	0.15	(0.99)	(0.84)	(0.41)	(0.25)	(0.66)	8.05	(9.22)		21,394	1.97		1.97		1.73		72
Year ended 08/31/19	9.09	0.21	0.49	0.70	(0.24)	—	(0.24)	9.55	7.89		39,088	2.00		2.00		2.30		41
Year ended 08/31/18	9.16	0.23	(0.02)	0.21	(0.28)	—	(0.28)	9.09	2.34		51,925	1.99		1.99		2.58		59
Year ended 08/31/17	9.28	0.19	(0.02)	0.17	(0.29)	—	(0.29)	9.16	1.99		70,537	2.00		2.00		2.13		43
Class Y
Year ended 08/31/21	8.03	0.17	1.82	1.99	(0.18)	—	(0.18)	9.84	25.08		347,456	0.95		0.95		1.87		41
Year ended 08/31/20	9.54	0.23	(0.99)	(0.76)	(0.50)	(0.25)	(0.75)	8.03	(8.34)		296,997	0.97		0.97		2.73		72
Year ended 08/31/19	9.08	0.30	0.49	0.79	(0.33)	—	(0.33)	9.54	8.98		389,619	1.00		1.00		3.30		41
Year ended 08/31/18	9.15	0.32	(0.02)	0.30	(0.37)	—	(0.37)	9.08	3.37		670,338	0.99		0.99		3.58		59
Year ended 08/31/17	9.28	0.28	(0.03)	0.25	(0.38)	—	(0.38)	9.15	2.91		453,479	1.00		1.00		3.13		43
Class R5
Year ended 08/31/21	8.05	0.17	1.83	2.00	(0.18)	—	(0.18)	9.87	25.21		3,504	0.89		0.89		1.93		41
Year ended 08/31/20	9.56	0.24	(1.00)	(0.76)	(0.50)	(0.25)	(0.75)	8.05	(8.27)		2,940	0.91		0.91		2.79		72
Year ended 08/31/19	9.11	0.31	0.48	0.79	(0.34)	—	(0.34)	9.56	8.98		4,517	0.90		0.90		3.40		41
Year ended 08/31/18	9.18	0.33	(0.02)	0.31	(0.38)	—	(0.38)	9.11	3.46		5,745	0.92		0.92		3.65		59
Year ended 08/31/17	9.30	0.29	(0.02)	0.27	(0.39)	—	(0.39)	9.18	3.10		7,557	0.93		0.93		3.20		43
Class R6
Year ended 08/31/21	8.05	0.18	1.83	2.01	(0.19)	—	(0.19)	9.87	25.33		243,338	0.80		0.80		2.02		41
Year ended 08/31/20	9.56	0.24	(0.99)	(0.75)	(0.51)	(0.25)	(0.76)	8.05	(8.17)		205,791	0.82		0.82		2.88		72
Year ended 08/31/19	9.11	0.32	0.48	0.80	(0.35)	—	(0.35)	9.56	9.08		137,183	0.81		0.81		3.49		41
Year ended 08/31/18	9.17	0.34	(0.02)	0.32	(0.38)	—	(0.38)	9.11	3.66		135,878	0.82		0.82		3.75		59
Year ended 08/31/17	9.30	0.29	(0.02)	0.27	(0.40)	—	(0.40)	9.17	3.09		151,573	0.84		0.84		3.29		43

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                                 Invesco Global Real Estate Income Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Global Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15                                 Invesco Global Real Estate Income Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

16                                 Invesco Global Real Estate Income Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%

For the year ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the ”expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2021, the Adviser waived advisory fees of $7,367.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

17                                 Invesco Global Real Estate Income Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2021, IDI advised the Fund that IDI retained $11,663 in front-end sales commissions from the sale of Class A shares and $11 and $685 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$–	$15,409,359	$–	$ 15,409,359
Belgium	–	2,149,980	–	2,149,980
Canada	22,283,249	–	–	22,283,249
China	–	1,197,987	–	1,197,987
Denmark	–	2,512,645	–	2,512,645
France	–	10,586,286	–	10,586,286
Germany	–	29,189,962	–	29,189,962
Hong Kong	–	19,056,027	–	19,056,027
Italy	–	3,893,661	–	3,893,661
Japan	–	63,428,732	–	63,428,732
Mexico	4,260,924	–	–	4,260,924
Singapore	–	18,236,704	–	18,236,704
South Africa	–	825,772	–	825,772
Spain	3,853,633	10,758,074	–	14,611,707
Sweden	–	8,694,071	–	8,694,071
United Kingdom	–	29,338,903	–	29,338,903
United States	460,862,164	–	2	460,862,166
Money Market Funds	42,961,594	16,780,259	–	59,741,853
Total Investments	$534,221,564	$232,058,422	$2	$766,279,988

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $195.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under

18                                 Invesco Global Real Estate Income Fund

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021	2020

Ordinary income*	$13,872,046	$38,720,471

Long-term capital gain	–	19,421,823

Total distributions	$13,872,046	$58,142,294

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$6,480,196

Net unrealized appreciation – investments	121,223,907

Net unrealized appreciation - foreign currencies	5,477

Temporary book/tax differences	(99,291)

Capital loss carryforward	(34,016,899)

Shares of beneficial interest	659,433,903

Total net assets	$753,027,293

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$14,707,054	$19,309,845	$34,016,899

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2021 was $276,576,043 and $353,272,690, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$128,460,397

Aggregate unrealized (depreciation) of investments	(7,236,490)

Net unrealized appreciation of investments	$121,223,907

Cost of investments for tax purposes is $ 645,056,081.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on August 31, 2021, undistributed net investment income was increased by $5,200,848, undistributed net realized gain (loss) was decreased by $5,266,818 and shares of beneficial interest was increased by $65,970. This reclassification had no effect on the net assets of the Fund.

19                                 Invesco Global Real Estate Income Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended August 31, 2021(a)		Year ended August 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	960,076	$8,563,832	1,618,381	$14,000,910

Class C	90,213	807,295	283,987	2,453,870

Class Y	8,987,119	78,519,560	13,861,809	117,244,563

Class R5	86,021	757,669	96,779	826,089

Class R6	2,977,437	26,323,543	13,961,447	108,953,332

Issued as reinvestment of dividends:
Class A	217,982	1,875,598	1,242,818	10,788,902

Class C	14,968	126,000	208,175	1,827,120

Class Y	590,698	5,075,243	2,763,679	23,808,555

Class R5	7,213	62,189	37,117	321,599

Class R6	558,978	4,822,673	1,299,596	11,175,361

Automatic conversion of Class C shares to Class A shares:
Class A	1,118,546	9,641,250	866,117	7,578,281

Class C	(1,119,207)	(9,641,250)	(866,760)	(7,578,281)

Reacquired:
Class A	(3,962,671)	(34,168,959)	(5,259,263)	(43,639,198)

Class C	(658,344)	(5,686,927)	(1,059,936)	(8,706,391)

Class Y	(11,255,174)	(97,351,735)	(20,479,769)	(162,926,285)

Class R5	(103,283)	(893,573)	(241,096)	(1,994,158)

Class R6	(4,433,762)	(40,201,442)	(4,046,574)	(32,694,613)

Net increase (decrease) in share activity	(5,923,190)	$(51,369,034)	4,286,507	$41,439,656

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 18% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

20                                 Invesco Global Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Global Real Estate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

October 25, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21                                 Invesco Global Real Estate Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
		Ending Account Value (08/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,151.40	$6.34	$1,019.31	$5.96	1.17%
Class C	1,000.00	1,147.30	10.45	1,015.48	9.80	1.93
Class Y	1,000.00	1,151.90	5.04	1,020.52	4.74	0.93
Class R5	1,000.00	1,153.00	4.78	1,020.77	4.48	0.88
Class R6	1,000.00	1,153.60	4.29	1,021.22	4.02	0.79

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                                 Invesco Global Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Real Estate Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Global Real Estate Income Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe and specifically that many of the peer funds are all equity funds while the Fund has a fixed income component. The Board noted that the Fund’s overweight exposure to certain growth real estate sub-sectors and underweight exposure to certain other real estate sub-sectors detracted from performance. The Board also noted that the Fund’s investments in certain security types detracted from relative performance and considered this in the context of the Fund’s stated objective which includes a current income component. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different

23                                 Invesco Global Real Estate Income Fund

performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the
Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24                                 Invesco Global Real Estate Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	24.08%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	36.19%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                                 Invesco Global Real Estate Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                                 Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School—Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management–Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                                 Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	184	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3                                 Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                                 Invesco Global Real Estate Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-5                                 Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6                                 Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey–1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes–1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173 Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309 Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173 Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678 Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                                 Invesco Global Real Estate Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	GREI-AR-1

Annual Report to Shareholders	August 31, 2021

Invesco Growth and Income Fund

Nasdaq:
A: ACGIX ∎ C: ACGKX ∎ R: ACGLX ∎ Y: ACGMX ∎ R5: ACGQX ∎ R6: GIFFX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
6	Liquidity Risk Management Program
8	Schedule of Investments
11	Financial Statements
14	Financial Highlights
15	Notes to Financial Statements
22	Report of Independent Registered Public Accounting Firm
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Contracts
26	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2021, Class A shares of Invesco Growth and Income Fund (the Fund), at net asset value (NAV), outperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/20 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	45.62%
Class C Shares	44.53
Class R Shares	45.18
Class Y Shares	45.94
Class R5 Shares	46.04
Class R6 Shares	46.16
S&P 500 Index▼ (Broad Market Index)	31.17
Russell 1000 Value Index▼ (Style-Specific Index)	36.44
Lipper Large-Cap Value Funds Index∎ (Peer Group Index)	36.27
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe.

US equity markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter of 2020 with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the calendar year-end to 1.63% 1 at the fiscal year-end. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. The Consumer Price Index (CPI) reported for both June and July increased 5.4% over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued concerns of inflation. For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

    All eleven sectors within the Russell 1000 Value Index had positive returns for the reporting period. Financials and energy had the highest returns for the fiscal year, while the consumer staples and utilities sectors had the lowest.

    Security selection and an overweight position in the financials sector was the largest contributor to the Fund’s relative performance compared to the Russell 1000 Value Index for the fiscal year. Within the sector, Morgan Stanley, Wells Fargo, Goldman Sachs and American International Group were significant contributors as a rotation into cyclical areas of the market favored financial stocks. Additionally, the Federal Reserve completed its annual Comprehensive Capital Analysis and Review (CCAR) in June, which lifted pandemic-related capital restrictions and allowed banks to return more capital to shareholders. Following the stress test, Morgan Stanley and Wells Fargo doubled their dividends and announced stock repurchase programs, while Goldman Sachs raised its dividend by 60%. The Fund held these positions at fiscal year end.

    Stock selection in and underweight exposure to the consumer staples sector also contributed to the Fund’s performance relative to the style-specific index during the fiscal year. Within the sector, Sysco and US Foods were strong relative and absolute contributors. These companies benefited from a rebound in demand related to reopening from COVID-19 related restrictions. Additionally, the Fund’s lack of exposure to some of the weaker performing stocks within the sector such as Proctor & Gamble and Wal-Mart (not Fund holdings) also helped relative performance. These companies had benefited from COVID-related shelter-in-place mandates but underper-formed amid the re-opening trade. We maintained our positions in Sysco and US Foods at fiscal year end.

    Stock selection in the consumer discretionary sector also contributed to the Fund’s performance relative to the Russell 1000 Value Index, due primarily to General Motors (GM), which performed well amid growing investor enthusiasm for its electric vehicle business. We continued to hold GM at fiscal year end.

    The Fund’s cash position was the largest detractor from relative performance. While less than 2% on average, cash dampened relative returns in the strong market environment.

    Health care was another key detractor, primarily due to underperformance from the Fund’s pharmaceutical holdings relative to the Funds’s style-specific index. Specifically, the Fund held a position in Sanofi, which is not in the style-specific index. That stock posted a muted return for the fiscal year that under-performed the index. We maintained our position in Sanofi at fiscal year end.

    The information technology (IT) sector also detracted from relative returns, due in part to Intel and Apple. After delivering very strong

2                         Invesco Growth and Income Fund

performance in 2020, technology stocks came under pressure amid a reversal in market leadership for much of the reporting period. While Intel’s earnings beat consensus expectations, the chip maker provided weaker guidance for the full year, partly due to shortages of production components for micro-chips. Apple had been held in the portfolio since early 2019, and despite weakness in early 2021, had performed well since the team purchased the stock. The team sold Apple in the first quarter of 2021 based on its valuation, which was at the higher end of its historical average. We maintained the Fund’s position in Intel at fiscal year end.

The Fund held currency forward contracts during the fiscal year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had a small negative impact on the Fund’s relative performance for the fiscal year.

During the fiscal year, the team sold positions in energy and consumer staples, and added positions in the industrials, communication services, IT, utilities and health care sectors. At the end of the fiscal year, the Fund’s largest overweight exposures were in IT, financials and consumer discretionary, while the largest underweight exposures were in the health care, consumer staples, and utilities sectors.

As always, we thank you for your investment in Invesco Growth and Income Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: Bureau of Labor Statistics, July 13, 2021

3 Source: Lipper Inc.

Portfolio manager(s):

Brian Jurkash - Lead

Sergio Marcheli

Matthew Titus - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/11

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Growth and Income Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges
Class A Shares
Inception (8/1/46)	9.52%
10 Years	11.56
5 Years	10.35
1 Year	37.64
Class C Shares
Inception (8/2/93)	9.71%
10 Years	11.54
5 Years	10.79
1 Year	43.53
Class R Shares
Inception (10/1/02)	9.29%
10 Years	11.91
5 Years	11.32
1 Year	45.18
Class Y Shares
Inception (10/19/04)	9.00%
10 Years	12.47
5 Years	11.87
1 Year	45.94
Class R5 Shares
Inception (6/1/10)	12.19%
10 Years	12.57
5 Years	11.97
1 Year	46.04
Class R6 Shares
10 Years	12.62%
5 Years	12.06
1 Year	46.16

Effective June 1, 2010, Class A, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Growth and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund (renamed Invesco Growth and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Growth and Income Fund

Supplemental Information

Invesco Growth and Income Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/ servicemark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                         Invesco Growth and Income Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Financials	23.79%
Health Care	14.47
Information Technology	13.21
Industrials	12.19
Consumer Discretionary	7.44
Communication Services	6.65
Energy	5.94
Consumer Staples	4.98
Materials	3.59
Utilities	2.92
Real Estate	2.83
Money Market Funds Plus Other Assets Less Liabilities	1.99

Top 10 Equity Holdings*
% of total net assets
1. Wells Fargo & Co.	3.65%
2. Bank of America Corp.	3.31
3. General Motors Co.	3.01
4. CBRE Group, Inc., Class A	2.83
5. Cognizant Technology Solutions Corp., Class A	2.81
6. Morgan Stanley	2.74
7. Goldman Sachs Group, Inc. (The)	2.63
8. American International Group, Inc.	2.45
9. Philip Morris International, Inc.	2.34
10. Raytheon Technologies Corp.	2.20

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2021.

7	Invesco Growth and Income Fund

Schedule of Investments(a)

August 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests–98.01%
Aerospace & Defense–5.08%
General Dynamics Corp.	293,462	$58,783,373
Raytheon Technologies Corp.	1,296,515	109,892,612
Textron, Inc.	1,177,436	85,564,274
		254,240,259

Apparel Retail–1.75%
TJX Cos., Inc. (The)	1,203,481	87,517,138

Application Software–0.73%
Splunk, Inc.(b)	238,264	36,423,418

Automobile Manufacturers–3.01%
General Motors Co.(b)	3,074,889	150,700,310

Building Products–1.83%
Johnson Controls International PLC	1,224,250	91,573,900

Cable & Satellite–2.74%
Charter Communications, Inc., Class A(b)	91,915	75,063,304
Comcast Corp., Class A	1,019,358	61,854,643
		136,917,947

Casinos & Gaming–0.59%
Las Vegas Sands Corp.(b)	666,535	29,734,126

Commodity Chemicals–0.80%
Dow, Inc.	636,106	40,011,067

Communications Equipment–2.10%
Cisco Systems, Inc.	1,778,650	104,975,923

Construction & Engineering–1.07%
Quanta Services, Inc.	525,442	53,647,628

Consumer Finance–1.46%
American Express Co.	440,831	73,160,313

Data Processing & Outsourced Services–1.17%
Fiserv, Inc.(b)	497,069	58,549,757

Distillers & Vintners–0.73%
Diageo PLC (United Kingdom)	759,851	36,478,824

Diversified Banks–6.96%
Bank of America Corp.	3,970,909	165,785,451
Wells Fargo & Co.	3,993,874	182,520,042
		348,305,493

Electric Utilities–2.92%
American Electric Power Co., Inc.	474,343	42,486,903
Duke Energy Corp.	236,570	24,759,416
Exelon Corp.	814,960	39,949,339
FirstEnergy Corp.	1,005,012	39,064,816
		146,260,474

Electrical Components & Equipment–0.97%
Emerson Electric Co.	459,361	48,462,585

	Shares	Value
Electronic Components–0.82%
Corning, Inc.	1,026,948	$41,067,650

Electronic Manufacturing Services–1.07%
TE Connectivity Ltd.	358,042	53,785,069

Fertilizers & Agricultural Chemicals–1.27%
Corteva, Inc.	1,449,760	63,745,947

Food Distributors–1.91%
Sysco Corp.	633,529	50,460,585
US Foods Holding Corp.(b)	1,327,226	45,125,684
		95,586,269

Gold–0.73%
Barrick Gold Corp. (Canada)	1,830,783	36,743,815

Health Care Distributors–1.26%
McKesson Corp.	309,876	63,258,087

Health Care Equipment–2.14%
Medtronic PLC	552,367	73,729,947
Zimmer Biomet Holdings, Inc.	220,960	33,243,432
		106,973,379

Health Care Facilities–0.75%
Universal Health Services, Inc., Class B	240,541	37,466,666

Health Care Services–2.37%
Cigna Corp.	296,800	62,817,720
CVS Health Corp.	642,812	55,532,529
		118,350,249

Home Improvement Retail–0.70%
Kingfisher PLC (United Kingdom)	7,229,757	34,830,157

Hotels, Resorts & Cruise Lines–1.39%
Booking Holdings, Inc.(b)	30,268	69,606,412

Human Resource & Employment Services–0.52%
Adecco Group AG (Switzerland)	465,108	25,872,621

Industrial Machinery–0.69%
Parker Hannifin Corp.	116,366	34,522,301

Integrated Oil & Gas–1.24%
Chevron Corp.	641,851	62,111,921

Investment Banking & Brokerage–6.68%
Charles Schwab Corp. (The)	897,755	65,401,452
Goldman Sachs Group, Inc. (The)	317,897	131,453,588
Morgan Stanley	1,314,775	137,301,953
		334,156,993

IT Consulting & Other Services–2.81%
Cognizant Technology Solutions Corp., Class A	1,840,282	140,431,919

Managed Health Care–1.21%
Anthem, Inc.	161,002	60,396,680

Movies & Entertainment–3.24%
Netflix, Inc.(b)	108,753	61,901,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Growth and Income Fund

	Shares	Value
Movies & Entertainment–(continued)
Walt Disney Co. (The)(b)	553,746	$100,394,150
		162,295,270

Multi-line Insurance–2.45%
American International Group, Inc.	2,250,926	122,810,523

Oil & Gas Exploration & Production–4.70%
Canadian Natural Resources Ltd. (Canada)	1,474,687	48,799,732
ConocoPhillips	1,377,126	76,471,807
Devon Energy Corp.	1,981,896	58,565,027
Pioneer Natural Resources Co.	342,590	51,275,445
		235,112,011

Other Diversified Financial Services–0.98%
Voya Financial, Inc.(c)	752,726	48,912,135

Pharmaceuticals–6.74%
Bristol Myers Squibb Co.	1,065,142	71,215,394
GlaxoSmithKline PLC (United Kingdom)	2,022,814	40,666,098
Johnson & Johnson	226,743	39,256,016
Merck & Co., Inc.	876,901	66,898,777
Pfizer, Inc.	902,328	41,570,251
Sanofi (France)	752,253	77,840,503
		337,447,039

Railroads–2.03%
CSX Corp.	3,119,860	101,489,046

Real Estate Services–2.83%
CBRE Group, Inc., Class A(b)	1,468,032	141,371,482

Regional Banks–5.26%
Citizens Financial Group, Inc.	2,445,851	107,103,816
PNC Financial Services Group, Inc. (The)	346,561	66,227,807
Truist Financial Corp.	1,573,903	89,806,905
		263,138,528

Semiconductors–4.15%
Intel Corp.	1,604,148	86,720,241
NXP Semiconductors N.V. (China)	265,223	57,057,424
QUALCOMM, Inc.	434,106	63,679,009
		207,456,674

	Shares	Value
Specialty Chemicals–0.79%
Axalta Coating Systems Ltd.(b)	1,286,677	$39,295,116

Systems Software–0.36%
Oracle Corp.	204,220	18,202,129

Tobacco–2.34%
Philip Morris International, Inc.	1,134,916	116,896,348

Wireless Telecommunication Services–0.67%
Vodafone Group PLC (United Kingdom)	19,944,280	33,434,375
Total Common Stocks & Other Equity Interests (Cost $3,127,549,162)		4,903,725,973

Money Market Funds–1.84%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	35,019,989	35,019,989
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(d)(e)	16,944,860	16,951,637
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	40,022,844	40,022,844
Total Money Market Funds (Cost $91,989,189)		91,994,470
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.85% (Cost $3,219,538,351)		4,995,720,443

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.18%
Invesco Private Government Fund, 0.02%(d)(e)(f)	2,663,683	2,663,683
Invesco Private Prime Fund, 0.11%(d)(e)(f)	6,212,525	6,215,010
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,878,693)		8,878,693
TOTAL INVESTMENTS IN SECURITIES–100.03% (Cost $3,228,417,044)		5,004,599,136
OTHER ASSETS LESS LIABILITIES–(0.03)%		(1,323,584)
NET ASSETS–100.00%		$5,003,275,552

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$35,386,014	$605,396,849	$(605,762,874)	$-	$-	$35,019,989	$7,650
Invesco Liquid Assets Portfolio, Institutional Class	25,039,016	424,603,333	(432,687,767)	(11,477)	8,532	16,951,637	8,161
Invesco Treasury Portfolio, Institutional Class	40,441,159	691,882,113	(692,300,428)	-	-	40,022,844	3,826

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Growth and Income Fund

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$201,406,512	$(198,742,829)	$-	$-	$2,663,683	$962	*
Invesco Private Prime Fund	-	291,846,091	(285,631,563)	-	482	6,215,010	12,069	*
Total	$100,866,189	$2,215,134,898	$(2,215,125,461)	$(11,477)	$9,014	$100,873,163	$32,668

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty		Deliver		Receive

Currency Risk

09/24/2021	State Street Bank & Trust Co.	CAD	1,628,495	USD	1,291,661	$ 944

09/24/2021	State Street Bank & Trust Co.	CHF	17,902,989	USD	19,661,401	100,467

09/24/2021	State Street Bank & Trust Co.	USD	1,390,890	EUR	1,183,110	6,671

Subtotal–Appreciation						108,082

Currency Risk
09/24/2021	Bank of New York Mellon (The)	CAD	43,418,802	USD	34,379,775	(33,221)

09/24/2021	Bank of New York Mellon (The)	EUR	50,854,375	USD	59,739,652	(332,607)

09/24/2021	State Street Bank & Trust Co.	CAD	1,869,870	USD	1,480,619	(1,408)

09/24/2021	State Street Bank & Trust Co.	GBP	81,301,556	USD	111,445,218	(338,741)

09/24/2021	State Street Bank & Trust Co.	USD	1,944,977	GBP	1,412,486	(2,907)

Subtotal–Depreciation						(708,884)

Total Forward Foreign Currency Contracts						$(600,802)

Abbreviations:

CAD –Canadian Dollar

CHF –Swiss Franc

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Growth and Income Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $3,127,549,162)*	$4,903,725,973

Investments in affiliated money market funds, at value (Cost $100,867,882)	100,873,163

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	108,082

Foreign currencies, at value (Cost $593)	594

Receivable for:
Investments sold	23,952,602

Fund shares sold	1,745,725

Dividends	10,909,902

Interest	1,203

Investment for trustee deferred compensation and retirement plans	759,971

Other assets	91,203

Total assets	5,042,168,418

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	708,884

Payable for:
Investments purchased	21,493,297

Fund shares reacquired	4,336,863

Collateral upon return of securities loaned	8,878,693

Accrued fees to affiliates	2,334,076

Accrued trustees’ and officers’ fees and benefits	5,856

Accrued other operating expenses	287,919

Trustee deferred compensation and retirement plans	847,278

Total liabilities	38,892,866

Net assets applicable to shares outstanding	$5,003,275,552

Net assets consist of:
Shares of beneficial interest	$2,523,707,358

Distributable earnings	2,479,568,194

$5,003,275,552

Net Assets:
Class A	$2,844,144,985

Class C	$39,356,931

Class R	$60,808,345

Class Y	$517,664,482

Class R5	$438,989,060

Class R6	$1,102,311,749

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	101,227,371

Class C	1,421,300

Class R	2,161,958

Class Y	18,408,419

Class R5	15,589,249

Class R6	39,144,087

Class A:
Net asset value per share	$28.10

Maximum offering price per share (Net asset value of $28.10 ÷ 94.50%)	$29.74

Class C:
Net asset value and offering price per share	$27.69

Class R:
Net asset value and offering price per share	$28.13

Class Y:
Net asset value and offering price per share	$28.12

Class R5:
Net asset value and offering price per share	$28.16

Class R6:
Net asset value and offering price per share	$28.16

*	At August 31, 2021, security with a value of $8,708,490 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Growth and Income Fund

Statement of Operations

For the year ended August 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $1,330,869)	$101,636,386

Dividends from affiliated money market funds (includes securities lending income of $254,443)	274,080

Total investment income	101,910,466

Expenses:
Advisory fees	18,073,005

Administrative services fees	722,340

Custodian fees	27,516

Distribution fees:
Class A	7,194,473

Class C	370,960

Class R	307,184

Transfer agent fees – A, C, R and Y	5,493,372

Transfer agent fees – R5	328,356

Transfer agent fees – R6	58,593

Trustees’ and officers’ fees and benefits	97,379

Registration and filing fees	143,777

Reports to shareholders	278,640

Professional services fees	98,106

Other	128,752

Total expenses	33,322,453

Less: Fees waived and/or expense offset arrangement(s)	(51,244)

Net expenses	33,271,209

Net investment income	68,639,257

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	863,615,009

Affiliated investment securities	9,014

Foreign currencies	193,706

Forward foreign currency contracts	(5,884,064)

Futures contracts	(732,349)

857,201,316

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	976,220,470

Affiliated investment securities	(11,477)

Foreign currencies	(201,303)

Forward foreign currency contracts	4,274,047

980,281,737

Net realized and unrealized gain	1,837,483,053

Net increase in net assets resulting from operations	$1,906,122,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Growth and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$68,639,257	$120,982,478

Net realized gain	857,201,316	64,710,028

Change in net unrealized appreciation (depreciation)	980,281,737	(387,598,565)

Net increase (decrease) in net assets resulting from operations	1,906,122,310	(201,906,059)

Distributions to shareholders from distributable earnings:
Class A	(101,687,980)	(289,228,828)

Class C	(1,180,622)	(5,035,411)

Class R	(2,140,284)	(6,622,540)

Class Y	(20,082,775)	(76,722,911)

Class R5	(17,731,841)	(62,028,594)

Class R6	(46,382,877)	(136,731,969)

Total distributions from distributable earnings	(189,206,379)	(576,370,253)

Share transactions–net:
Class A	(738,134,373)	(369,392,082)

Class C	(12,461,497)	(30,063,112)

Class R	(20,257,319)	(13,559,679)

Class Y	(135,193,031)	(363,147,856)

Class R5	(147,333,183)	(221,668,392)

Class R6	(437,686,125)	(173,456,283)

Net increase (decrease) in net assets resulting from share transactions	(1,491,065,528)	(1,171,287,404)

Net increase (decrease) in net assets	225,850,403	(1,949,563,716)

Net assets:

Beginning of year	4,777,425,149	6,726,988,865

End of year	$5,003,275,552	$4,777,425,149

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Growth and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/21	$20.01	$0.30		$8.63	$8.93	$(0.35)	$(0.49)	$(0.84)	$28.10	45.62%		$2,844,145	0.80%		0.80%		1.22%		33%
Year ended 08/31/20	22.89	0.41		(1.24)	(0.83)	(0.44)	(1.61)	(2.05)	20.01	(4.39)		2,609,002	0.81		0.81		1.97		26
Year ended 08/31/19	27.50	0.44		(2.02)	(1.58)	(0.43)	(2.60)	(3.03)	22.89	(4.99)		3,386,466	0.81		0.81		1.84		23
Year ended 08/31/18	27.42	0.40		2.76	3.16	(0.52)	(2.56)	(3.08)	27.50	11.96		3,954,641	0.80		0.80		1.44		29
Year ended 08/31/17	25.12	0.53	(d)	3.64	4.17	(0.42)	(1.45)	(1.87)	27.42	16.90		3,972,916	0.82		0.82		1.96	(d)	16
Class C
Year ended 08/31/21	19.73	0.12		8.51	8.63	(0.18)	(0.49)	(0.67)	27.69	44.53	(e)	39,357	1.50	(e)	1.50	(e)	0.52	(e)	33
Year ended 08/31/20	22.57	0.25		(1.20)	(0.95)	(0.28)	(1.61)	(1.89)	19.73	(5.05)		38,808	1.56		1.56		1.22		26
Year ended 08/31/19	27.15	0.27		(2.00)	(1.73)	(0.25)	(2.60)	(2.85)	22.57	(5.67	)(e)	76,522	1.53	(e)	1.53	(e)	1.12	(e)	23
Year ended 08/31/18	27.09	0.19		2.74	2.93	(0.31)	(2.56)	(2.87)	27.15	11.17	(e)	243,564	1.53	(e)	1.53	(e)	0.71	(e)	29
Year ended 08/31/17	24.84	0.32	(d)	3.60	3.92	(0.22)	(1.45)	(1.67)	27.09	16.00		253,253	1.57		1.57		1.21	(d)	16
Class R
Year ended 08/31/21	20.03	0.24		8.64	8.88	(0.29)	(0.49)	(0.78)	28.13	45.26		60,808	1.05		1.05		0.97		33
Year ended 08/31/20	22.90	0.36		(1.23)	(0.87)	(0.39)	(1.61)	(2.00)	20.03	(4.60)		61,342	1.06		1.06		1.72		26
Year ended 08/31/19	27.52	0.38		(2.03)	(1.65)	(0.37)	(2.60)	(2.97)	22.90	(5.27)		84,224	1.06		1.06		1.59		23
Year ended 08/31/18	27.43	0.33		2.77	3.10	(0.45)	(2.56)	(3.01)	27.52	11.71		115,360	1.05		1.05		1.19		29
Year ended 08/31/17	25.14	0.46	(d)	3.64	4.10	(0.36)	(1.45)	(1.81)	27.43	16.55		119,766	1.07		1.07		1.71	(d)	16
Class Y
Year ended 08/31/21	20.03	0.36		8.63	8.99	(0.41)	(0.49)	(0.90)	28.12	45.94		517,664	0.55		0.55		1.47		33
Year ended 08/31/20	22.91	0.47		(1.24)	(0.77)	(0.50)	(1.61)	(2.11)	20.03	(4.12)		477,858	0.56		0.56		2.22		26
Year ended 08/31/19	27.53	0.50		(2.03)	(1.53)	(0.49)	(2.60)	(3.09)	22.91	(4.78)		938,866	0.56		0.56		2.09		23
Year ended 08/31/18	27.44	0.47		2.77	3.24	(0.59)	(2.56)	(3.15)	27.53	12.27		1,266,205	0.55		0.55		1.69		29
Year ended 08/31/17	25.15	0.59	(d)	3.64	4.23	(0.49)	(1.45)	(1.94)	27.44	17.13		1,152,199	0.57		0.57		2.21	(d)	16
Class R5
Year ended 08/31/21	20.06	0.38		8.64	9.02	(0.43)	(0.49)	(0.92)	28.16	46.04		438,989	0.47		0.47		1.55		33
Year ended 08/31/20	22.94	0.49		(1.24)	(0.75)	(0.52)	(1.61)	(2.13)	20.06	(4.03)		443,315	0.48		0.48		2.30		26
Year ended 08/31/19	27.56	0.52		(2.03)	(1.51)	(0.51)	(2.60)	(3.11)	22.94	(4.70)		746,385	0.48		0.48		2.17		23
Year ended 08/31/18	27.47	0.49		2.77	3.26	(0.61)	(2.56)	(3.17)	27.56	12.35		932,196	0.48		0.48		1.76		29
Year ended 08/31/17	25.17	0.61	(d)	3.65	4.26	(0.51)	(1.45)	(1.96)	27.47	17.26		799,681	0.49		0.49		2.29	(d)	16
Class R6
Year ended 08/31/21	20.06	0.39		8.65	9.04	(0.45)	(0.49)	(0.94)	28.16	46.16		1,102,312	0.40		0.40		1.62		33
Year ended 08/31/20	22.94	0.50		(1.23)	(0.73)	(0.54)	(1.61)	(2.15)	20.06	(3.93)		1,147,101	0.39		0.39		2.39		26
Year ended 08/31/19	27.57	0.54		(2.04)	(1.50)	(0.53)	(2.60)	(3.13)	22.94	(4.64)		1,494,527	0.38		0.38		2.27		23
Year ended 08/31/18	27.48	0.51		2.77	3.28	(0.63)	(2.56)	(3.19)	27.57	12.46		1,666,520	0.38		0.38		1.86		29
Year ended 08/31/17	25.18	0.64	(d)	3.65	4.29	(0.54)	(1.45)	(1.99)	27.48	17.36		1,638,500	0.39		0.39		2.39	(d)	16

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended August 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.40 and 1.47%, $0.19 and 0.72%, $0.33 and 1.22%, $0.46 and 1.72%, $0.48 and 1.80% and $0.51 and 1.90% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.95%, 0.96% and 0.98% for the years ended August 31, 2021, 2019 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Growth and Income Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Growth and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

15                         Invesco Growth and Income Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

16                         Invesco Growth and Income Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.500%
Next $100 million	0.450%
Next $100 million	0.400%
Over $350 million	0.350%

For the year ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.36% .

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2021, the Adviser waived advisory fees of $49,105.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

17                         Invesco Growth and Income Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended August 31, 2021, expenses incurred under the Plans are shown in the Statements of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2021, IDI advised the Fund that IDI retained $248,004 in front-end sales commissions from the sale of Class A shares and $6,869 and $1,443 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2021, the Fund incurred $25,665 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2

–  Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3

–  Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$4,654,603,395	$249,122,578	$–	$4,903,725,973
Money Market Funds	91,994,470	8,878,693	–	100,873,163
Total Investments in Securities	4,746,597,865	258,001,271	–	5,004,599,136

Other Investments - Assets*
Forward Foreign Currency Contracts	–	108,082	–	108,082
Other Investments - Liabilities*
Forward Foreign Currency Contracts	–	(708,884)	–	(708,884)
Total Other Investments	–	(600,802)	–	(600,802)
Total Investments	$4,746,597,865	$257,400,469	$–	$5,003,998,334

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

18                         Invesco Growth and Income Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

Value
Currency
Derivative Assets	Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$108,082
Derivatives not subject to master netting agreements	–
Total Derivative Assets subject to master netting agreements	$108,082

Value
Currency
Derivative Liabilities	Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(708,884)
Derivatives not subject to master netting agreements	–
Total Derivative Liabilities subject to master netting agreements	$(708,884)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$ –	$(365,828)	$(365,828)	$–	$–	$(365,828)
State Street Bank & Trust Co.	108,082	(343,056)	(234,974)	–	–	(234,974)
Total	$108,082	$(708,884)	$(600,802)	$–	$–	$(600,802)

Effect of Derivative Investments for the year ended August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(5,884,064)	$–	$(5,884,064)
Futures contracts	–	(732,349)	(732,349)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	4,274,047	–	4,274,047
Total	$(1,610,017)	$(732,349)	$(2,342,366)

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$280,849,580	$239,846,170

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,139.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

19                         Invesco Growth and Income Fund

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020 :

	2021	2020
Ordinary income*	$85,755,280	$130,363,598
Long-term capital gain	103,451,099	446,006,655
Total distributions	$189,206,379	$576,370,253
* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$122,607,942

Undistributed long-term capital gain	627,933,213

Net unrealized appreciation – investments	1,729,581,851

Net unrealized appreciation – foreign currencies	7,186

Temporary book/tax differences	(561,998)

Shares of beneficial interest	2,523,707,358

Total net assets	$5,003,275,552

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and forward foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2021 was $1,618,072,850 and $3,239,870,950, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,746,165,676

Aggregate unrealized (depreciation) of investments	(16,583,825)

Net unrealized appreciation of investments	$1,729,581,851

Cost of investments for tax purposes is $3,274,416,483.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of an equalization payment and foreign currency transactions, on August 31, 2021, undistributed net investment income was increased by $225,996, undistributed net realized gain was decreased by $89,369,996 and shares of beneficial interest was increased by $89,144,000. This reclassification had no effect on the net assets of the Fund.

20                         Invesco Growth and Income Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2021(a)		August 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	6,262,905	$155,820,060	12,252,927	$232,624,775

Class C	168,405	4,141,250	464,832	8,961,437

Class R	629,279	14,693,680	504,338	9,657,016

Class Y	4,335,362	103,577,557	5,677,509	117,085,192

Class R5	3,662,755	87,852,898	5,727,613	114,472,525

Class R6	8,524,192	212,577,136	13,470,737	257,299,949

Issued as reinvestment of dividends:
Class A	4,121,821	93,954,730	12,074,275	268,677,218

Class C	48,694	1,084,106	207,024	4,601,683

Class R	94,153	2,139,934	295,518	6,606,142

Class Y	771,216	17,622,639	3,053,556	68,316,325

Class R5	775,507	17,704,193	2,777,517	61,811,878

Class R6	1,995,101	45,555,825	6,064,881	134,330,419

Automatic conversion of Class C shares to Class A shares:
Class A	317,573	7,479,404	545,424	11,370,130

Class C	(321,881)	(7,479,404)	(552,872)	(11,370,130)

Reacquired:
Class A	(39,837,703)	(995,388,567)	(42,486,440)	(882,064,205)

Class C	(441,213)	(10,207,449)	(1,542,253)	(32,256,102)

Class R	(1,623,273)	(37,090,933)	(1,415,461)	(29,822,837)

Class Y	(10,554,740)	(256,393,227)	(25,855,073)	(548,549,373)

Class R5	(10,952,000)	(252,890,274)	(18,942,596)	(397,952,795)

Class R6	(28,557,570)	(695,819,086)	(27,493,365)	(565,086,651)

Net increase (decrease) in share activity	(60,581,417)	$(1,491,065,528)	(55,171,909)	$(1,171,287,404)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Growth and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 25, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,139.00	$4.10	$1,021.37	$3.87	0.76%
Class C	1,000.00	1,134.50	8.12	1,017.59	7.68	1.51
Class R	1,000.00	1,137.90	5.44	1,020.11	5.14	1.01
Class Y	1,000.00	1,140.30	2.75	1,022.63	2.60	0.51
Class R5	1,000.00	1,140.90	2.37	1,022.99	2.24	0.44
Class R6	1,000.00	1,141.40	2.11	1,023.24	1.99	0.39

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Growth and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Value Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the fifth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s exposure to certain issuers operating in industries that were significantly impacted by the COVID-19 pandemic, as well as stock selection in and overweight and underweight exposures to certain sectors, detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense

24                         Invesco Growth and Income Fund

group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2020.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board requested and received additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$192,595,099
Qualified Dividend Income*	72.57%
Corporate Dividends Received Deduction*	62.64%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$3,572,667

26	Invesco Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                          Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization) Formerly:

Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	184	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris — 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-5                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                         Invesco Growth and Income Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxy search. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-GRI-AR-1

Annual Report to Shareholders	August 31, 2021

Invesco Income Advantage U.S. Fund

Effective July 15, 2021, Invesco Low Volatility Equity Yield Fund was renamed Invesco Income Advantage U.S. Fund.

Nasdaq:

A: SCAUX ∎ C: SCCUX ∎ R: SCRUX ∎ Y: SCAYX ∎ Investor: SCNUX ∎ R5: SCIUX ∎ R6: SLESX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

15	Financial Statements

19	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Fund Expenses

27	Approval of Investment Advisory and Sub-Advisory Contracts

29	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2021, Class A shares of Invesco Income Ad- vantage U.S. Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/20 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	21.70%
Class C Shares	20.74
Class R Shares	21.39
Class Y Shares	22.00
Investor Class Shares	21.61
Class R5 Shares	22.23
Class R6 Shares	22.23
S&P 500 Index▼ (Broad Market/Style-Specific Index)	31.17
Lipper Equity Income Funds Index∎ (Peer Group Index)	30.57
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Since September 2020, US equity markets have risen steadily due to a variety of factors, demonstrating a miraculous recovery from March 2020 when the onset of the pandemic caused indices to plummet. Among the driving forces were clarity in US elections, successful COVID-19 vaccine rollouts, healthy earnings reports, low interest rates, and continued government stimulus packages which fueled investor optimism.

The fiscal year also had several instances when the markets were relatively unfazed by disruptions such as the storming of the US Capitol, concerns over the growing COVID-19 Delta variant, and inflationary pressures. However, the markets did suffer a short-lived setback at the end of January caused by an intensifying battle between retail traders and brokers over a small number of stocks, which left Wall Street nursing its worst week since October. Despite these issues, after rallying for six straight months and consistently breaking records, the S&P 500® Index continued to reach new all-time highs through the fiscal year.

Towards the end of the fiscal year Invesco Low Volatility Equity Yield Fund (the “preceding strategy”) was repositioned and renamed Invesco Income Advantage U.S. Fund (the “new strategy”). There was no change to the Funds’ investment objective, which is to seek to provide income and long-term growth of capital. The Russell 1000® Index was eliminated as the Fund’s style-specific index with the S&P 500® Index becoming both its broad market/style-specific benchmark.

The investment strategy change was effective July 15, 2021, at which point the portfolio management team began transitioning the portfolio. As such, the following performance discussion reflects that of the preceding strategy through to the investment strategy change in mid-July.

Under the preceding strategy the Fund, by design, exhibited a lower volatility level during the fiscal year than its then style-specific benchmark, the Russell 1000® Index. The preceding strategy sought to create a diversified portfolio with a volatility target between a minimum variance portfolio and the style-specific benchmark. The portfolio utilized both a multi-factor model and a proprietary risk model to build intended exposures to factors that historically have driven excess returns (Quality, Value and Momentum). Both models systematically evaluate fundamental and behavioral factors to rank securities based on their exposure to these factors and to rank attractiveness relative to industry peers subject to intended risk targets.

During the fiscal year through to the strategy change in mid-July 2021, the Fund underperformed the Russell 1000 Index despite an overall positive contribution from our Invesco Quantitive Strategies factors. In periods of strongly rising equity markets, this can be expected as the targeted lower volatility of the fund limits both its downside and upside potential. In terms of the other targeted factors (Quality, Momentum, and Value), Value was the greatest source of strength as it embarked on several short rallies in early November (positive COVID-19 vaccine news), February and early May that benefited companies with low valuations resulting from the pandemic crisis. Price Momentum was the only detractor due to several swings in market sentiment. Conversely, Quality contributed modestly followed by Earnings Momentum.

From a sector perspective, health care, consumer staples, consumer discretionary, energy and communication services detracted from the Fund’s performance relative to the Russell 1000 Index, while financials and information technology were flat. Meanwhile, materials, industrials and utilities had positive contributions to return. The Fund ended mid-July with overweight allocations to health care, consumer staples, real estate and materials while underweight positions were held in information technology, financials, consumer discretionary, industrials and utilities relative to the benchmark.

The Fund’s top performers relative to the Russell 1000 Index included United Therapeutics, Target, and Extra Space Storage (all overweighted). United Therapeutics outperformed due to their innovation and efficacy of the medication they produced in the health care space. Furthermore, Target was a winner because of the return of in-store shopping leading to solid earnings reports. Lastly, following suit with the record highs in the real estate market, Extra Space Storage (REIT) outperformed. United Therapeutics and Extra Space Storage were holdings that we sold during the fiscal year.

The largest detractors from the Fund’s performance relative to the Russell 1000 Index for the period were Vertex Pharmaceuticals, Citrix Systems, Emergent BioSolutions, and Campbell Soup (all overweighted). Vertex plummeted in October 2020 when trials of one of their most promising drugs were halted. Additionally, Citrix began to slide in April due to poor earnings announcements while Emergent stock dipped after failing to meet quality standards for producing the Johnson & Johnson COVID-19 vaccine. Lastly, Campbell tumbled after poor earnings due to lower sales and increased costs were reported at the beginning of June. Emergent BioSolutions and Campbell Soup were holdings that we sold during the fiscal year.

Please note that the Fund’s preceding strategy was principally implemented through equity investments, but the Fund could also use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year through July 15, 2021, the Fund invested in S&P 500 futures contracts, which delivered a positive absolute return for the Fund. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

The portfolio management team began transitioning the portfolio on July 15, 2021, with the new strategy fully implemented at fiscal year end. The new investment strategy seeks to provide higher income, structural downside risk mitigation to capital and reduce volatility, and growth from more diversified exposure to the US large capitalization equity market. The portfolio management team seeks to achieve the investment objectives by investing in two sub-portfolios: 1) a portfolio of US stocks determined by their exposures to historically rewarded factors, including momentum, value, quality and low volatility; and

2	Invesco Income Advantage U.S. Fund

2) a portfolio of equity-linked notes, which the team customizes in an effort to provide high income and defensive exposure to the broad US large capitalization equity market. The team will seek to meet the Fund’s income targets by combining these two portfolios.

Thank you for investing in Invesco Income Advantage U.S. Fund.

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Income Advantage U.S. Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/11

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Income Advantage U.S. Fund

Average Annual Total Returns

As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	4.80%
10 Years	7.92
5 Years	5.24
1 Year	14.96

Class C Shares
Inception (3/31/06)	4.77%
10 Years	7.87
5 Years	5.62
1 Year	19.74

Class R Shares
Inception (3/31/06)	4.93%
10 Years	8.27
5 Years	6.17
1 Year	21.39

Class Y Shares
Inception (10/3/08)	7.87%
10 Years	8.81
5 Years	6.70
1 Year	22.00

Investor Class Shares
Inception (4/25/08)	5.29%
10 Years	8.54
5 Years	6.44
1 Year	21.61

Class R5 Shares
Inception (3/31/06)	5.56%
10 Years	8.98
5 Years	6.91
1 Year	22.23

Class R6 Shares
10 Years	8.75%
5 Years	6.85
1 Year	22.23

Effective July 15, 2021, Invesco Low Volatility Equity Yield Fund was renamed Invesco Income Advantage U.S. Fund. The Fund’s strategy also changed to invest in equity-linked notes and focus on factor based equity exposures, therefore results prior to July 15, 2021, reflect the performance of the Fund’s prior strategy.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Income Advantage U.S. Fund

Supplemental Information

Invesco Income Advantage U.S. Fund’s investment objective is income and long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Lipper Equity Income Funds Index is an unmanaged index considered representative of equity income funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions;

(2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Income Advantage U.S. Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	37.64%
Information Technology	13.09
Communication Services	8.79
Health Care	7.45
Consumer Discretionary	5.74
Industrials	5.09
Consumer Staples	3.12
Other Sectors, Each Less than 2% of Net Assets	6.11
Money Market Funds Plus Other Assets Less Liabilities	12.97

Top 10 Equity Holdings*

		% of total net assets

1.	Alphabet, Inc., Class A	3.30%
2.	Apple, Inc.	1.89
3.	Microsoft Corp.	1.67
4.	Berkshire Hathaway, Inc., Class B	1.27
5.	Facebook, Inc., Class A	1.27
6.	Verizon Communications, Inc.	1.09
7.	JPMorgan Chase & Co.	0.91
8.	Tesla, Inc.	0.83
9.	Moderna, Inc.	0.80
10.	Home Depot, Inc. (The)	0.73

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings, if any.
Data presented here are as of August 31, 2021.

7	Invesco Income Advantage U.S. Fund

Schedule of Investments(a)

August 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests-56.21%
Advertising-0.04%
Omnicom Group, Inc.	1,094	$ 80,103
Aerospace & Defense-0.68%
Boeing Co. (The)(b)	881	193,380
General Dynamics Corp.	953	190,895
L3Harris Technologies, Inc.	528	123,029
Lockheed Martin Corp.	1,140	410,172
Northrop Grumman Corp.	1,239	455,580
TransDigm Group, Inc.(b)	102	61,962
		1,435,018
Agricultural & Farm Machinery-0.50%
Deere & Co.	2,790	1,054,704
Agricultural Products-0.04%
Archer-Daniels-Midland Co.	1,294	77,640
Air Freight & Logistics-0.20%
Expeditors International of Washington, Inc.	188	23,432
FedEx Corp.	798	212,021
United Parcel Service, Inc., Class B	918	179,588
		415,041
Airlines-0.01%
Southwest Airlines Co.(b)	563	28,026
Alternative Carriers-0.08%
Liberty Global PLC, Class C (United Kingdom)(b)	4,379	126,904
Lumen Technologies, Inc.	2,748	33,800
		160,704
Apparel Retail-0.32%
Ross Stores, Inc.	1,730	204,832
TJX Cos., Inc. (The)	6,567	477,552
		682,384
Apparel, Accessories & Luxury Goods-0.02%
VF Corp.	633	48,406
Application Software-0.81%
Adobe, Inc.(b)	854	566,800
Cadence Design Systems, Inc.(b)	894	146,151
Citrix Systems, Inc.	225	23,146
HubSpot, Inc.(b)	250	171,117
Intuit, Inc.	446	252,485
salesforce.com, inc.(b)	1,128	299,225
Synopsys, Inc.(b)	409	135,886
Workday, Inc., Class A(b)	220	60,095
Zoom Video Communications, Inc., Class A(b)	233	67,454
		1,722,359
Asset Management & Custody Banks-0.49%
Ameriprise Financial, Inc.	142	38,753
Bank of New York Mellon Corp. (The)	2,767	152,794

	Shares	Value
Asset Management & Custody Banks-(continued)
BlackRock, Inc.	299	$ 282,044
Blackstone, Inc., Class A	1,669	209,843
Franklin Resources, Inc.	946	30,688
KKR & Co., Inc., Class A	673	43,267
Northern Trust Corp.	1,028	121,839
T. Rowe Price Group, Inc.	685	153,351
		1,032,579
Auto Parts & Equipment-0.09%
Aptiv PLC(b)	1,291	196,477
Automobile Manufacturers-1.51%
Ford Motor Co.(b)	45,411	591,705
General Motors Co.(b)	17,260	845,913
Tesla, Inc.(b)	2,384	1,753,956
		3,191,574
Automotive Retail-0.13%
AutoZone, Inc.(b)	88	136,325
CarMax, Inc.(b)	258	32,304
O’Reilly Automotive, Inc.(b)	187	111,093
		279,722
Biotechnology-2.05%
Amgen, Inc.	2,460	554,804
Biogen, Inc.(b)	801	271,467
BioNTech SE, ADR (Germany)(b)	2,706	890,788
Gilead Sciences, Inc.	9,055	659,023
Incyte Corp.(b)	352	26,924
Moderna, Inc.(b)	4,480	1,687,571
Regeneron Pharmaceuticals, Inc.(b)	189	127,273
Vertex Pharmaceuticals, Inc.(b)	671	134,395
		4,352,245
Broadcasting-0.16%
Fox Corp., Class A	3,861	144,556
ViacomCBS, Inc., Class B	4,666	193,406
		337,962
Building Products-0.42%
Carrier Global Corp.	4,105	236,448
Johnson Controls International PLC	5,922	442,966
Trane Technologies PLC	1,029	204,256
		883,670
Cable & Satellite-0.81%
Charter Communications, Inc., Class A(b)	635	518,579
Comcast Corp., Class A	17,828	1,081,803
Liberty Broadband Corp., Class C(b)	213	40,751
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	733	36,174
Sirius XM Holdings, Inc.	7,677	48,135
		1,725,442
Casinos & Gaming-0.02%
DraftKings, Inc., Class A(b)	692	41,029

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Income Advantage U.S. Fund

	Shares	Value

Commodity Chemicals-0.13%
Dow, Inc.	2,752	$ 173,101
LyondellBasell Industries N.V., Class A	1,052	105,568
		278,669
Communications Equipment-0.66%
Arista Networks, Inc.(b)	189	69,841
Cisco Systems, Inc.	21,603	1,275,009
Motorola Solutions, Inc.	257	62,765
		1,407,615
Computer & Electronics Retail-0.06%
Best Buy Co., Inc.	1,008	117,442
Construction Machinery & Heavy Trucks-0.37%
Caterpillar, Inc.	2,469	520,638
Cummins, Inc.	659	155,511
PACCAR, Inc.	1,258	102,992
		779,141
Construction Materials-0.07%
Martin Marietta Materials, Inc.	187	71,294
Vulcan Materials Co.	380	70,653
		141,947
Consumer Electronics-0.07%
Garmin Ltd.	809	141,114
Consumer Finance-0.64%
American Express Co.	2,034	337,563
Capital One Financial Corp.	3,019	501,063
Discover Financial Services	1,632	209,255
Synchrony Financial	6,108	303,873
		1,351,754
Copper-0.27%
Freeport-McMoRan, Inc.	15,655	569,685
Data Processing & Outsourced Services-1.21%
Automatic Data Processing, Inc.	1,943	406,165
Fidelity National Information Services, Inc.	2,193	280,200
Fiserv, Inc.(b)	1,550	182,574
FleetCor Technologies, Inc.(b)	107	28,171
Global Payments, Inc.	353	57,412
Paychex, Inc.	934	106,915
PayPal Holdings, Inc.(b)	1,881	542,969
Square, Inc., Class A(b)	914	245,016
Visa, Inc., Class A	3,112	712,959
		2,562,381
Distillers & Vintners-0.05%
Brown-Forman Corp., Class B	309	21,698
Constellation Brands, Inc., Class A	412	86,990
		108,688
Distributors-0.05%
Genuine Parts Co.	885	108,138
Diversified Banks-1.77%
Bank of America Corp.	9,918	414,077
Citigroup, Inc.	10,721	770,947
JPMorgan Chase & Co.	12,095	1,934,595
U.S. Bancorp	3,872	222,214

	Shares	Value

Diversified Banks-(continued)
Wells Fargo & Co.	8,801	$ 402,206
		3,744,039
Drug Retail-0.07%
Walgreens Boots Alliance, Inc.	3,066	155,599
Electric Utilities-0.88%
American Electric Power Co., Inc.	916	82,046
Duke Energy Corp.	3,112	325,702
Entergy Corp.	640	70,791
Eversource Energy	1,310	118,856
Exelon Corp.	1,953	95,736
FirstEnergy Corp.	2,205	85,708
NextEra Energy, Inc.	6,135	515,279
PPL Corp.	4,245	124,591
Southern Co. (The)	5,132	337,326
Xcel Energy, Inc.	1,480	101,750
		1,857,785
Electrical Components & Equipment-0.38%
AMETEK, Inc.	313	42,559
Eaton Corp. PLC	2,200	370,392
Emerson Electric Co.	2,910	307,005
Rockwell Automation, Inc.	247	80,386
		800,342
Electronic Components-0.13%
Amphenol Corp., Class A	1,578	120,922
Corning, Inc.	3,999	159,920
		280,842
Electronic Equipment & Instruments-0.15%
Keysight Technologies, Inc.(b)	591	106,014
Zebra Technologies Corp., Class A(b)	362	212,555
		318,569
Electronic Manufacturing Services-0.08%
TE Connectivity Ltd.	1,123	168,697
Environmental & Facilities Services-0.18%
Republic Services, Inc.	843	104,641
Waste Connections, Inc.	613	79,212
Waste Management, Inc.	1,264	196,059
		379,912
Fertilizers & Agricultural Chemicals-0.08%
Corteva, Inc.	3,951	173,725
Financial Exchanges & Data-0.49%
CME Group, Inc., Class A	705	142,212
Intercontinental Exchange, Inc.	1,714	204,874
MarketAxess Holdings, Inc.	76	36,170
Moody’s Corp.	199	75,773
MSCI, Inc.	220	139,608
Nasdaq, Inc.	429	83,990
S&P Global, Inc.	817	362,601
		1,045,228
Food Distributors-0.06%
Sysco Corp.	1,604	127,759

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Income Advantage U.S. Fund

	Shares	Value

Food Retail-0.13%
Kroger Co. (The)	5,933	$ 273,096
Footwear-0.15%
NIKE, Inc., Class B	1,943	320,090
General Merchandise Stores-0.46%
Dollar General Corp.	1,322	294,687
Dollar Tree, Inc.(b)	516	46,719
Target Corp.	2,547	629,058
		970,464
Gold-0.05%
Newmont Corp.	1,824	105,774
Health Care Distributors-0.09%
AmerisourceBergen Corp.	225	27,497
Cardinal Health, Inc.	571	29,972
McKesson Corp.	621	126,771
		184,240
Health Care Equipment-1.03%
Abbott Laboratories	3,503	442,674
Baxter International, Inc.	1,284	97,866
Becton, Dickinson and Co.	800	201,360
Boston Scientific Corp.(b)	3,239	146,241
Danaher Corp.	872	282,668
Edwards Lifesciences Corp.(b)	714	83,667
IDEXX Laboratories, Inc.(b)	219	147,553
Intuitive Surgical, Inc.(b)	100	105,356
Medtronic PLC	2,344	312,877
ResMed, Inc.	340	98,780
Stryker Corp.	969	268,510
		2,187,552
Health Care Facilities-0.16%
HCA Healthcare, Inc.	1,350	341,523
Health Care REITs-0.19%
Ventas, Inc.	1,821	101,867
Welltower, Inc.	3,490	305,479
		407,346
Health Care Services-0.58%
Cigna Corp.	1,940	410,601
CVS Health Corp.	5,407	467,111
Laboratory Corp. of America Holdings(b)	582	176,567
Quest Diagnostics, Inc.	1,086	165,973
		1,220,252
Health Care Supplies-0.20%
Align Technology, Inc.(b)	604	428,236
Health Care Technology-0.06%
Cerner Corp.	1,610	122,923
Home Improvement Retail-0.91%
Home Depot, Inc. (The)	4,756	1,551,312
Lowe’s Cos., Inc.	1,859	379,032
		1,930,344
Homebuilding-0.14%
D.R. Horton, Inc.	863	82,520

	Shares	Value

Homebuilding-(continued)
Lennar Corp., Class A	2,005	$ 215,157
		297,677
Hotels, Resorts & Cruise Lines-0.25%
Booking Holdings, Inc.(b)	54	124,182
Carnival Corp.(b)	3,851	92,963
Expedia Group, Inc.(b)	880	127,160
Hilton Worldwide Holdings, Inc.(b)	514	64,178
Marriott International, Inc., Class A(b)	966	130,546
		539,029
Household Products-0.85%
Clorox Co. (The)	407	68,396
Colgate-Palmolive Co.	3,149	245,465
Kimberly-Clark Corp.	1,222	168,404
Procter & Gamble Co. (The)	9,300	1,324,227
		1,806,492
Hypermarkets & Super Centers-0.78%
Costco Wholesale Corp.	1,777	809,406
Walmart, Inc.	5,754	852,167
		1,661,573
Industrial Conglomerates-1.06%
3M Co.	1,884	366,890
General Electric Co.	10,109	1,065,590
Honeywell International, Inc.	2,901	672,771
Roper Technologies, Inc.	310	149,817
		2,255,068
Industrial Gases-0.18%
Air Products and Chemicals, Inc.	378	101,875
Linde PLC (United Kingdom)	873	274,637
		376,512
Industrial Machinery-0.42%
Dover Corp.	592	103,221
Fortive Corp.	1,316	97,213
Illinois Tool Works, Inc.	809	188,384
Otis Worldwide Corp.	1,725	159,079
Parker-Hannifin Corp.	725	215,086
Stanley Black & Decker, Inc.	656	126,785
		889,768
Industrial REITs-0.15%
Prologis, Inc.	2,401	323,319
Insurance Brokers-0.32%
Aon PLC, Class A 866 248,421
Arthur J. Gallagher & Co.	621	89,188
Marsh & McLennan Cos., Inc.	1,896	298,051
Willis Towers Watson PLC	239	52,752
		688,412
Integrated Oil & Gas-0.21%
Exxon Mobil Corp.	6,344	345,875
Occidental Petroleum Corp.	3,797	97,545
		443,420
Integrated Telecommunication Services-1.67%
AT&T, Inc.	44,431	1,218,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Income Advantage U.S. Fund

	Shares	Value

Integrated Telecommunication Services-(continued)
Verizon Communications, Inc.	42,083	$ 2,314,565
		3,532,863
Interactive Home Entertainment-0.11%
Activision Blizzard, Inc.	1,220	100,491
Electronic Arts, Inc.	902	130,980
		231,471
Interactive Media & Services-5.38%
Alphabet, Inc., Class A(b)	2,413	6,983,101
Facebook, Inc., Class A(b)	7,096	2,692,081
Pinterest, Inc., Class A(b)	8,207	456,063
Snap, Inc., Class A(b)(c)	12,620	960,508
Twitter, Inc.(b)	2,680	172,860
Zillow Group, Inc., Class C(b)	1,379	132,067
		11,396,680
Internet & Direct Marketing Retail-0.89%
Amazon.com, Inc.(b)	432	1,499,381
eBay, Inc.	2,723	208,963
MercadoLibre, Inc. (Argentina)(b)	96	179,275
		1,887,619
Internet Services & Infrastructure-0.14%
Akamai Technologies, Inc.(b)	757	85,730
Twilio, Inc., Class A(b)	343	122,437
VeriSign, Inc.(b)	382	82,612
		290,779
Investment Banking & Brokerage-0.67%
Charles Schwab Corp. (The)	4,251	309,686
Goldman Sachs Group, Inc. (The)	1,708	706,275
Morgan Stanley	3,954	412,916
		1,428,877
IT Consulting & Other Services-0.82%
Accenture PLC, Class A	3,027	1,018,767
Cognizant Technology Solutions Corp., Class A	2,190	167,119
EPAM Systems, Inc.(b)	126	79,734
International Business Machines Corp.	3,416	479,402
		1,745,022
Leisure Products-0.02%
Peloton Interactive, Inc., Class A(b)	484	48,492
Life & Health Insurance-0.35%
Aflac, Inc.	4,235	240,040
MetLife, Inc.	5,766	357,492
Principal Financial Group, Inc.	858	57,323
Prudential Financial, Inc.	863	91,374
		746,229
Life Sciences Tools & Services-0.62%
Agilent Technologies, Inc.	1,228	215,477
Illumina, Inc.(b)	175	80,003
IQVIA Holdings, Inc.(b)	336	87,269
Mettler-Toledo International, Inc.(b)	108	167,706
Thermo Fisher Scientific, Inc.	1,124	623,764
Waters Corp.(b)	331	137,040
		1,311,259

	Shares	Value

Managed Health Care-0.88%
Anthem, Inc.	1,338	$ 501,924
Centene Corp.(b)	3,233	203,614
Humana, Inc.	351	142,302
UnitedHealth Group, Inc.	2,469	1,027,771
		1,875,611
Metal & Glass Containers-0.02%
Ball Corp.	453	43,470
Movies & Entertainment-0.47%
Roku, Inc.(b)	1,231	433,805
Walt Disney Co. (The)(b)	3,074	557,316
		991,121
Multi-line Insurance-0.09%
American International Group, Inc.	1,179	64,326
Hartford Financial Services Group, Inc. (The)	1,898	127,584
		191,910
Multi-Sector Holdings-1.27%
Berkshire Hathaway, Inc., Class B(b)	9,444	2,698,812
Multi-Utilities-0.55%
Ameren Corp.	757	66,404
CMS Energy Corp.	1,688	108,252
Consolidated Edison, Inc.	1,274	96,123
Dominion Energy, Inc.	2,973	231,418
DTE Energy Co.	1,419	170,763
Public Service Enterprise Group, Inc.	2,979	190,477
Sempra Energy	846	111,977
WEC Energy Group, Inc.	2,005	189,432
		1,164,846
Office REITs-0.09%
Alexandria Real Estate Equities, Inc.	927	191,305
Oil & Gas Equipment & Services-0.05%
Baker Hughes Co., Class A	2,481	56,517
Schlumberger N.V.	2,024	56,753
		113,270
Oil & Gas Exploration & Production-0.27%
ConocoPhillips	3,890	216,012
EOG Resources, Inc.	3,568	240,911
Hess Corp.	808	55,550
Pioneer Natural Resources Co.	421	63,011
		575,484
Oil & Gas Refining & Marketing-0.13%
Marathon Petroleum Corp.	2,146	127,193
Phillips 66	727	51,682
Valero Energy Corp.	1,315	87,198
		266,073
Oil & Gas Storage & Transportation-0.31%
Cheniere Energy, Inc.(b)	1,058	92,533
DT Midstream, Inc.(b)	710	32,994
Kinder Morgan, Inc.	19,330	314,499
ONEOK, Inc.	3,222	169,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Income Advantage U.S. Fund

	Shares	Value

Oil & Gas Storage & Transportation-(continued)
Williams Cos., Inc. (The)	2,214	$ 54,664
		663,909
Packaged Foods & Meats-0.36%
Conagra Brands, Inc.	1,066	35,306
General Mills, Inc.	2,003	115,793
Hershey Co. (The)	458	81,387
Hormel Foods Corp.	983	44,766
JM Smucker Co. (The)	557	68,884
Kellogg Co.	826	52,154
Kraft Heinz Co. (The)	3,622	130,356
Mondelez International, Inc., Class A	1,998	124,016
Tyson Foods, Inc., Class A	1,495	117,387
		770,049
Paper Packaging-0.12%
Amcor PLC	4,287	55,088
International Paper Co.	3,246	195,052
		250,140
Personal Products-0.16%
Estee Lauder Cos., Inc. (The), Class A	1,009	343,554
Pharmaceuticals-1.78%
Bristol-Myers Squibb Co.	2,858	191,086
Eli Lilly and Co.	2,555	659,931
Johnson & Johnson	5,972	1,033,932
Merck & Co., Inc.	11,611	885,803
Pfizer, Inc.	16,112	742,280
Royalty Pharma PLC, Class A	1,306	50,477
Zoetis, Inc.	1,008	206,197
		3,769,706
Property & Casualty Insurance-0.67%
Allstate Corp. (The)	2,413	326,431
Chubb Ltd.	2,607	479,479
Markel Corp.(b)	59	74,945
Progressive Corp. (The)	2,641	254,434
Travelers Cos., Inc. (The)	1,773	283,166
		1,418,455
Railroads-0.56%
CSX Corp.	12,039	391,629
Kansas City Southern	510	143,142
Norfolk Southern Corp.	912	231,228
Union Pacific Corp.	1,965	426,090
		1,192,089
Real Estate Services-0.11%
CBRE Group, Inc., Class A(b)	2,352	226,498
Regional Banks-0.39%
Fifth Third Bancorp	2,719	105,660
First Republic Bank	194	38,594
KeyCorp	3,113	63,256
M&T Bank Corp.	472	66,085
PNC Financial Services Group, Inc. (The)	646	123,451
Regions Financial Corp.	4,835	98,779
SVB Financial Group(b)	261	146,030
Truist Financial Corp.	3,130	178,598
		820,453

	Shares	Value

Research & Consulting Services-0.12%
CoStar Group, Inc.(b)	517	$ 43,811
Equifax, Inc.	181	49,279
IHS Markit Ltd.	534	64,400
Verisk Analytics, Inc.	510	102,898
		260,388
Residential REITs-0.15%
AvalonBay Communities, Inc.	430	98,719
Equity Residential	1,429	120,136
Essex Property Trust, Inc.	293	96,907
		315,762
Restaurants-0.59%
McDonald’s Corp.	2,245	533,098
Starbucks Corp.	5,543	651,247
Yum! Brands, Inc.	441	57,784
		1,242,129
Retail REITs-0.13%
Realty Income Corp.	1,057	76,336
Simon Property Group, Inc.	1,468	197,373
		273,709
Semiconductor Equipment-1.09%
Applied Materials, Inc.	10,963	1,481,430
KLA Corp.	829	281,827
Lam Research Corp.	914	552,805
		2,316,062
Semiconductors-2.81%
Analog Devices, Inc.	1,171	190,842
Broadcom, Inc.	1,889	939,230
Intel Corp.	24,152	1,305,657
Marvell Technology, Inc.	1,487	90,989
Microchip Technology, Inc.	875	137,690
Micron Technology, Inc.(b)	10,946	806,720
NVIDIA Corp.	2,571	575,518
QUALCOMM, Inc.	4,467	655,264
Skyworks Solutions, Inc.	634	116,314
Texas Instruments, Inc.	5,623	1,073,487
Xilinx, Inc.	374	58,191
		5,949,902
Soft Drinks-0.38%
Coca-Cola Co. (The)	6,314	355,541
Monster Beverage Corp.(b)	521	50,834
PepsiCo, Inc.	2,503	391,444
		797,819
Specialized REITs-0.93%
American Tower Corp.	2,037	595,150
Crown Castle International Corp.	1,359	264,584
Digital Realty Trust, Inc.	889	145,716
Equinix, Inc.	284	239,540
Public Storage	643	208,081
SBA Communications Corp., Class A	1,059	380,149
Weyerhaeuser Co.	3,917	141,012
		1,974,232

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Income Advantage U.S. Fund

	Shares	Value

Specialty Chemicals-0.46%
Celanese Corp.	511	$ 81,045
DuPont de Nemours, Inc.	3,273	242,267
Ecolab, Inc.	656	147,836
PPG Industries, Inc.	972	155,083
Sherwin-Williams Co. (The)	1,124	341,325
		967,556
Specialty Stores-0.05%
Ulta Beauty, Inc.(b)	297	115,031
Steel-0.12%
Nucor Corp.	2,149	252,636
Systems Software-2.59%
Crowdstrike Holdings, Inc., Class A(b)	1,289	362,209
Fortinet, Inc.(b)	581	183,096
Microsoft Corp.	11,711	3,535,317
Oracle Corp.	13,116	1,169,029
Palo Alto Networks, Inc.(b)	100	46,104
ServiceNow, Inc.(b)	245	157,692
VMware, Inc., Class A(b)	290	43,172
		5,496,619
Technology Distributors-0.09%
CDW Corp.	975	195,595
Technology Hardware, Storage & Peripherals-2.50%
Apple, Inc.	26,318	3,995,862
Dell Technologies, Inc., Class C(b)	2,101	204,764
Hewlett Packard Enterprise Co.	13,296	205,556
HP, Inc.	12,846	382,040
NetApp, Inc.	1,985	176,526
Seagate Technology Holdings PLC	2,329	203,997
Western Digital Corp.(b)	2,060	130,192
		5,298,937
Tobacco-0.23%
Altria Group, Inc.	4,668	234,474
Philip Morris International, Inc.	2,498	257,294
		491,768
Trading Companies & Distributors-0.04%
Fastenal Co.	701	39,151
W.W. Grainger, Inc.	86	37,298
		76,449
Trucking-0.16%
Old Dominion Freight Line, Inc.	188	54,279
Uber Technologies, Inc.(b)	7,305	285,918
		340,197
Water Utilities-0.14%
American Water Works Co., Inc.	1,592	290,142
Wireless Telecommunication Services-0.08%
T-Mobile US, Inc.(b)	1,207	165,383
Total Common Stocks & Other Equity Interests (Cost $111,106,183)		119,143,628

	Principal Amount	Value

Equity Linked Notes-30.48%
Diversified Banks-23.94%
Barclays Bank PLC (United Kingdom), 17.40%, 09/15/2021(d)	$2,838,000	$ 2,854,803
BNP Paribas Issuance B.V. (France), 21.24%, 09/16/2021(d)	2,847,000	2,851,058
20.82%, 09/20/2021(d)	2,780,000	2,765,301
20.16%, 09/21/2021(d)	2,782,000	2,776,448
Canadian Imperial Bank of Commerce (Canada), 21.50%, 09/02/2021	2,807,000	2,828,047
21.90%, 09/03/2021(d)	2,807,000	2,828,047
20.50%, 10/05/2021(d)	2,831,000	2,831,000
Citigroup Global Markets Holdings, Inc., 23.57%, 09/10/2021(d)	2,850,000	2,868,241
22.27%, 09/13/2021(d)	2,850,000	2,867,060
HSBC Bank USA N.A., 23.60%, 09/30/2021(d)	2,818,000	2,787,006
Series N12H, 20.68%, 10/04/2021(d)	2,797,000	2,736,060
JPMorgan Chase & Co., 19.00%, 09/29/2021(d)	2,836,000	2,797,845
Royal Bank of Canada (Canada), Conv., 21.78%, 09/01/2021(d)	2,801,000	2,826,662
20.45%, 09/17/2021(d)	2,851,000	2,861,901
Societe Generale S.A. (France), 20.00%, 09/08/2021(d)	2,824,000	2,848,225
19.94%, 09/09/2021(d)	2,824,000	2,846,842
21.33%, 09/27/2021(d)	2,742,000	2,713,888
Toronto-Dominion Bank (The) (Canada), 17.36%, 09/14/2021(d)	2,838,000	2,855,860
		50,744,294
Diversified Capital Markets-2.60%
Credit Suisse AG (Switzerland), 21.00%, 09/22/2021(d)	2,765,000	2,771,717
19.70%, 10/01/2021(d)	2,783,000	2,733,218
		5,504,935
Investment Banking & Brokerage-3.94%
Goldman Sachs Group, Inc. (The), 22.33%, 09/24/2021(d)	2,780,000	2,775,247
19.60%, 09/28/2021(d)	2,809,000	2,776,729
GS Finance Corp., 23.19%, 09/23/2021(d)	2,795,000	2,809,941
		8,361,917
Total Equity Linked Notes (Cost $64,655,000)		64,611,146
U.S. Treasury Securities-0.34%
U.S. Treasury Bills-0.34%
0.06%, 09/09/2021 (Cost $724,991)(e)	725,000	724,991

	Shares
Money Market Funds-18.81%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(f)(g)	14,010,732	14,010,732
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(f)(g)	9,838,516	9,842,452

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Income Advantage U.S. Fund

	Shares	Value

Invesco Treasury Portfolio, Institutional Class, 0.01%(f)(g)	16,012,265	$ 16,012,265
Total Money Market Funds (Cost $39,865,449)		39,865,449
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-105.84% (Cost $216,351,623)		224,345,214
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.45%
Invesco Private Government Fund, 0.02%(f)(g)(h)	285,778	285,777

	Shares	Value

Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(f)(g)(h)	666,547	$666,814

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $952,591)		952,591

TOTAL INVESTMENTS IN SECURITIES-106.29% (Cost $217,304,214)		225,297,805

OTHER ASSETS LESS LIABILITIES-(6.29)%		(13,331,730)

NET ASSETS-100.00%		$211,966,075

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $61,783,099, which represented 29.15% of the Fund’s Net Assets.

(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,571,826	$38,506,959	$(26,068,053)	$-	$-	$14,010,732	$913
Invesco Liquid Assets Portfolio, Institutional Class	984,933	27,477,766	(18,620,037)	(173)	(37)	9,842,452	524
Invesco Treasury Portfolio, Institutional Class	1,796,373	44,007,953	(29,792,061)	-	-	16,012,265	431
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	4,723,808	(4,438,031)	-	-	285,777	15	*
Invesco Private Prime Fund	-	6,189,650	(5,522,836)	-	-	666,814	147	*
Total	$4,353,132	$120,906,136	$(84,441,018)	$(173)	$(37)	$40,818,040	$2,030

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Income Advantage U.S. Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $176,486,174)*	$184,479,765
Investments in affiliated money market funds, at value (Cost $ 40,818,040)	40,818,040
Deposits with brokers: Cash collateral – exchange-traded futures contracts	1,200,036
Cash	8,460,462
Receivable for: Fund shares sold	34,704
Dividends	142,021
Interest	562,413
Investment for trustee deferred compensation and retirement plans	176,211
Other assets	58,138
Total assets	235,931,790
Liabilities:
Payable for:
Investments purchased	22,449,000
Fund shares reacquired	194,540
Collateral upon return of securities loaned	952,591
Accrued fees to affiliates	125,957
Accrued trustees’ and officers’ fees and benefits	3,261
Accrued other operating expenses	55,103
Trustee deferred compensation and retirement plans	185,263
Total liabilities	23,965,715
Net assets applicable to shares outstanding	$211,966,075
Net assets consist of:
Shares of beneficial interest	$183,243,756
Distributable earnings	28,722,319
$211,966,075

Net Assets:
Class A	$150,436,304
Class C	$3,747,760
Class R	$691,074
Class Y	$8,369,661
Investor Class	$36,982,269
Class R5	$11,702,479
Class R6	$36,528
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	12,242,036
Class C	310,476
Class R	56,522
Class Y	677,900
Investor Class	2,998,726
Class R5	946,769
Class R6	2,956
Class A: Net asset value per share	$12.29
Maximum offering price per share (Net asset value of $12.29 ÷ 94.50%)	$13.01
Class C: Net asset value and offering price per share	$12.07
Class R: Net asset value and offering price per share	$12.23
Class Y: Net asset value and offering price per share	$12.35
Investor Class: Net asset value and offering price per share	$12.33
Class R5: Net asset value and offering price per share	$12.36
Class R6: Net asset value and offering price per share	$12.36

* At August 31, 2021, securities with an aggregate value of $950,842 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Income Advantage U.S. Fund

Statement of Operations

For the year ended August 31, 2021

Investment income:

Dividends (net of foreign withholding taxes of $32,786)	$3,517,253

Interest	1,011,689

Dividends from affiliated money market funds (includes securities lending income of $1,543)	3,411

Total investment income	4,532,353

Expenses:
Advisory fees	1,178,401

Administrative services fees	28,239

Custodian fees	3,321

Distribution fees:
Class A	350,231

Class C	36,634

Class R	3,070

Investor Class	85,492

Transfer agent fees – A, C, R, Y and Investor	382,659

Transfer agent fees – R5	223

Transfer agent fees – R6	1

Trustees’ and officers’ fees and benefits	26,716

Registration and filing fees	93,503

Reports to shareholders	21,675

Professional services fees	35,427

Other	16,732

Total expenses	2,262,324

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(18,961)

Net expenses	2,243,363

Net investment income	2,288,990

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	46,413,513

Affiliated investment securities	(37)

Foreign currencies	953

Futures contracts	1,546,235

47,960,664

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(11,169,830)

Affiliated investment securities	(173)

Foreign currencies	(635)

Futures contracts	(317,235)

(11,487,873)

Net realized and unrealized gain	36,472,791

Net increase in net assets resulting from operations	$38,761,781

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Income Advantage U.S. Fund

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	2021	2020

Operations:

Net investment income	$2,288,990	$3,283,711

Net realized gain (loss)	47,960,664	(17,297,802)

Change in net unrealized appreciation (depreciation)	(11,487,873)	13,183,519

Net increase (decrease) in net assets resulting from operations	38,761,781	(830,572)

Distributions to shareholders from distributable earnings:
Class A	(1,891,530)	(2,299,172)

Class C	(23,728)	(37,648)

Class R	(6,991)	(7,178)

Class Y	(118,536)	(144,838)

Investor Class	(460,860)	(550,080)

Class R5	(182,973)	(199,380)

Class R6	(852)	(25,084)

Total distributions from distributable earnings	(2,685,470)	(3,263,380)

Share transactions-net:
Class A	(12,068,731)	(13,944,439)

Class C	(899,909)	(515,101)

Class R	15,555	50,902

Class Y	(336,377)	(761,311)

Investor Class	(2,656,268)	(2,681,988)

Class R5	281,797	(1,434,753)

Class R6	(74,355)	(1,144,448)

Net increase (decrease) in net assets resulting from share transactions	(15,738,288)	(20,431,138)

Net increase (decrease) in net assets	20,338,023	(24,525,090)

Net assets:
Beginning of year	191,628,052	216,153,142

End of year	$211,966,075	$191,628,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Income Advantage U.S. Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/21	$10.24	$0.13	$2.07	$2.20	$(0.15)	$–	$(0.15)	$12.29	21.70%	$150,436	1.16%		1.17%		1.15%		143%
Year ended 08/31/20	10.43	0.17	(0.20)	(0.03)	(0.16)	–	(0.16)	10.24	(0.15)	136,770	1.18		1.18		1.63		122
Year ended 08/31/19	12.13	0.17	(1.54)	(1.37)	(0.13)	(0.20)	(0.33)	10.43	(11.34)	153,641	1.18		1.18		1.54		117
Year ended 08/31/18	10.86	0.15	1.31	1.46	(0.19)	–	(0.19)	12.13	13.57	175,074	1.21		1.21		1.35		119
Year ended 08/31/17	9.97	0.24	0.90	1.14	(0.25)	–	(0.25)	10.86	11.65	170,628	1.21		1.21		2.33		108
Class C
Year ended 08/31/21	10.06	0.04	2.04	2.08	(0.07)	–	(0.07)	12.07	20.74	3,748	1.91		1.92		0.40		143
Year ended 08/31/20	10.24	0.09	(0.19)	(0.10)	(0.08)	–	(0.08)	10.06	(0.87)	4,001	1.93		1.93		0.88		122
Year ended 08/31/19	11.92	0.09	(1.53)	(1.44)	(0.04)	(0.20)	(0.24)	10.24	(12.05)	4,627	1.93		1.93		0.79		117
Year ended 08/31/18	10.68	0.07	1.27	1.34	(0.10)	–	(0.10)	11.92	12.64	24,319	1.96		1.96		0.60		119
Year ended 08/31/17	9.80	0.16	0.89	1.05	(0.17)	–	(0.17)	10.68	10.87	25,022	1.96		1.96		1.58		108
Class R
Year ended 08/31/21	10.19	0.10	2.06	2.16	(0.12)	–	(0.12)	12.23	21.39	691	1.41		1.42		0.90		143
Year ended 08/31/20	10.38	0.14	(0.19)	(0.05)	(0.14)	–	(0.14)	10.19	(0.42)	565	1.43		1.43		1.38		122
Year ended 08/31/19	12.07	0.14	(1.53)	(1.39)	(0.10)	(0.20)	(0.30)	10.38	(11.54)	526	1.43		1.43		1.29		117
Year ended 08/31/18	10.81	0.13	1.29	1.42	(0.16)	–	(0.16)	12.07	13.25	271	1.46		1.46		1.10		119
Year ended 08/31/17	9.92	0.21	0.91	1.12	(0.23)	–	(0.23)	10.81	11.42	376	1.46		1.46		2.08		108
Class Y
Year ended 08/31/21	10.29	0.15	2.08	2.23	(0.17)	–	(0.17)	12.35	22.00	8,370	0.91		0.92		1.40		143
Year ended 08/31/20	10.48	0.19	(0.19)	0.00	(0.19)	–	(0.19)	10.29	0.12	7,344	0.93		0.93		1.88		122
Year ended 08/31/19	12.19	0.20	(1.55)	(1.35)	(0.16)	(0.20)	(0.36)	10.48	(11.14)	8,322	0.93		0.93		1.79		117
Year ended 08/31/18	10.91	0.18	1.32	1.50	(0.22)	–	(0.22)	12.19	13.89	10,450	0.96		0.96		1.60		119
Year ended 08/31/17	10.02	0.27	0.90	1.17	(0.28)	–	(0.28)	10.91	11.89	12,671	0.96		0.96		2.58		108
Investor Class
Year ended 08/31/21	10.28	0.13	2.07	2.20	(0.15)	–	(0.15)	12.33	21.61	36,982	1.16		1.17		1.15		143
Year ended 08/31/20	10.47	0.17	(0.20)	(0.03)	(0.16)	–	(0.16)	10.28	(0.14)	33,343	1.18		1.18		1.63		122
Year ended 08/31/19	12.17	0.17	(1.54)	(1.37)	(0.13)	(0.20)	(0.33)	10.47	(11.30)	36,647	1.18		1.18		1.54		117
Year ended 08/31/18	10.90	0.16	1.30	1.46	(0.19)	–	(0.19)	12.17	13.53	47,454	1.21		1.21		1.35		119
Year ended 08/31/17	10.00	0.24	0.91	1.15	(0.25)	–	(0.25)	10.90	11.73	46,259	1.21		1.21		2.33		108
Class R5
Year ended 08/31/21	10.30	0.18	2.08	2.26	(0.20)	–	(0.20)	12.36	22.23	11,702	0.72		0.72		1.59		143
Year ended 08/31/20	10.50	0.21	(0.20)	0.01	(0.21)	–	(0.21)	10.30	0.26	9,498	0.74		0.74		2.07		122
Year ended 08/31/19	12.21	0.22	(1.56)	(1.34)	(0.17)	(0.20)	(0.37)	10.50	(10.96)	11,073	0.75		0.75		1.97		117
Year ended 08/31/18	10.93	0.20	1.32	1.52	(0.24)	–	(0.24)	12.21	14.06	12,374	0.79		0.79		1.77		119
Year ended 08/31/17	10.03	0.29	0.91	1.20	(0.30)	–	(0.30)	10.93	12.20	13,858	0.77		0.77		2.77		108
Class R6
Year ended 08/31/21	10.30	0.17	2.09	2.26	(0.20)	–	(0.20)	12.36	22.23	37	0.72		0.72		1.59		143
Year ended 08/31/20	10.49	0.21	(0.19)	0.02	(0.21)	–	(0.21)	10.30	0.35	107	0.73		0.73		2.08		122
Year ended 08/31/19	12.20	0.22	(1.55)	(1.33)	(0.18)	(0.20)	(0.38)	10.49	(10.96)	1,317	0.73		0.73		1.99		117
Year ended 08/31/18	10.93	0.21	1.30	1.51	(0.24)	–	(0.24)	12.20	14.00	1,301	0.75		0.75		1.81		119
Period ended 08/31/17(d)	10.58	0.12	0.31	0.43	(0.08)	–	(0.08)	10.93	4.05	10	0.75	(e)	0.75	(e)	2.79	(e)	108

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of April 04, 2017.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Income Advantage U.S. Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Income Advantage U.S. Fund, formerly Invesco Low Volatility Equity Yield Fund, (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

19	Invesco Income Advantage U.S. Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Equity-Linked Notes – The Fund may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund, exchange-traded note, or an index or basket of securities (underlying securities)) and a related equity derivative, such as a put or call option. Generally, when purchasing an ELN, a Fund pays the counterparty the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. Investments in ELNs possess the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and

20	Invesco Income Advantage U.S. Fund

they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

M.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.600%
Next $250 million	0.575%
Next $500 million	0.550%
Next $1.5 billion	0.525%
Next $2.5 billion	0.500%
Next $2.5 billion	0.475%
Next $2.5 billion	0.450%
Over $10 billion	0.425%

For the year ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 16, 2021 through at least July 31, 2022, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.06%, 1.81%, 1.31%, 0.81%, 1.06%, 0.81% and 0.81%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to July 15, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on July 31, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2021, the Adviser waived advisory fees of $3,217 and reimbursed class level expenses of $11,203, $279, $51, $617, $2,749, $0 and $0 of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares, and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans

21	Invesco Income Advantage U.S. Fund

would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2021, IDI advised the Fund that IDI retained $7,921 in front-end sales commissions from the sale of Class A shares and $13 and $88 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$119,143,628	$ –	$–	$119,143,628
Equity Linked Notes	–	64,611,146	–	64,611,146
U.S. Treasury Securities	–	724,991	–	724,991
Money Market Funds	39,865,449	952,591	–	40,818,040
Total Investments	$159,009,077	$66,288,728	$–	$225,297,805

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$1,546,235
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(317,235)
Total	$1,229,000

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$5,039,421

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $845.

22	Invesco Income Advantage U.S. Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020 :

	2021	2020

Ordinary income*	$2,685,470	$3,263,380

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$705,933

Undistributed long-term capital gain	20,240,667

Net unrealized appreciation – investments	7,892,360

Temporary book/tax differences	(116,641)

Shares of beneficial interest	183,243,756

Total net assets	$211,966,075

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2021 was $252,796,592 and $354,541,861, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$10,040,581

Aggregate unrealized (depreciation) of investments	(2,148,221)

Net unrealized appreciation of investments	$7,892,360

Cost of investments for tax purposes is $217,405,445.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair fund settlements and foreign currencies, on August 31, 2021, undistributed net investment income was increased by $4,838 and undistributed net realized gain was decreased by $4,838. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

23	Invesco Income Advantage U.S. Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended August 31, 2021(a)		Year ended August 31, 2020

	Shares	Amount	Shares	Amount

Sold:
Class A	321,295	$3,524,409	405,698	$4,181,447

Class C	39,749	436,358	98,559	1,000,091

Class R	17,329	177,520	21,376	217,592

Class Y	119,659	1,342,202	160,408	1,628,841

Investor Class	65,393	714,240	120,863	1,212,812

Class R5	14,026	167,650	1,903	20,781

Class R6	-	-	42,005	432,462

Issued as reinvestment of dividends:
Class A	158,891	1,681,122	212,604	2,052,049

Class C	2,168	22,147	3,694	34,855

Class R	651	6,822	734	6,974

Class Y	8,782	93,439	12,032	116,664

Investor Class	41,978	445,672	55,137	533,980

Class R5	17,096	182,669	20,462	199,020

Class R6	23	227	2,372	23,288

Automatic conversion of Class C shares to Class A shares:
Class A	82,895	884,188	48,209	485,032

Class C	(84,286)	(884,188)	(49,070)	(485,032)

Reacquired:
Class A	(1,677,198)	(18,158,450)	(2,039,792)	(20,662,967)

Class C	(44,905)	(474,226)	(107,241)	(1,065,015)

Class R	(16,901)	(168,787)	(17,375)	(173,664)

Class Y	(164,379)	(1,772,018)	(252,547)	(2,506,816)

Investor Class	(353,036)	(3,816,180)	(432,748)	(4,428,780)

Class R5	(6,413)	(68,522)	(155,008)	(1,654,554)

Class R6	(7,446)	(74,582)	(159,516)	(1,600,198)

Net increase (decrease) in share activity	(1,464,629)	$(15,738,288)	(2,007,241)	$(20,431,138)

(a)	5% of the outstanding shares of the Fund are owned by the Adviser.

24	Invesco Income Advantage U.S. Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Income Advantage U.S. Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Advantage U.S. Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

October 25, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

25	Invesco Income Advantage U.S. Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/21)	Expenses Paid During Period[2]

Class A	$1,000.00	$1,155.10	$6.08	$1,019.56	$5.70	1.12%

Class C	1,000.00	1,150.70	10.14	1,015.78	9.50	1.87

Class R	1,000.00	1,153.50	7.44	1,018.30	6.97	1.37

Class Y	1,000.00	1,156.80	4.73	1,020.82	4.43	0.87

Investor Class	1,000.00	1,154.60	6.08	1,019.56	5.70	1.12

Class R5	1,000.00	1,157.70	3.81	1,021.68	3.57	0.70

Class R6	1,000.00	1,157.70	3.81	1,021.68	3.57	0.70

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26	Invesco Income Advantage U.S. Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Income Advantage U.S. Fund’s (formerly, Invesco Low Volatility Equity Yield Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Deutschland GmbH, as of the date of the Board’s approval, manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the multi-factor model employed by the Fund’s portfolio management team was challenged during the one-year period and negatively impacted performance results. The Board noted in particular that the Fund’s low volatility tilt and exposure to small capitalization companies detracted from the Fund’s performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions. The Board further noted that on April 26, 2021, the Board had approved changes to the Fund’s name and investment strategies in connection with the repositioning of the Fund as “Invesco Income Advantage U.S. Fund.”

27	Invesco Income Advantage U.S. Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

28	Invesco Income Advantage U.S. Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.10%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29	Invesco Income Advantage U.S. Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected    and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School-Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management-Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	184	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees–(continued)
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded	N/A	N/A

Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

T-5	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President-	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General

			N/A	N/A
		Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-6	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers–(continued)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Income Advantage U.S. Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	LVEY-AR-1

Annual Report to Shareholders	August 31, 2021

Invesco Master Loan Fund

Nasdaq:

R6: MLNFX

2	Management’s Discussion
2	Performance Summary
3	Long-Term Fund Performance
5	Supplemental Information
5	Liquidity Risk Management Program
7	Schedule of Investments
24	Financial Statements
27	Financial Highlights
28	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Fund Expenses
37	Approval of Investment Advisory and Sub-Advisory Contracts
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the year ended August 31, 2021, Class R6 shares of Invesco Master Loan Fund (the Fund), at net asset value (NAV), outperformed the JP Morgan Leveraged Loan Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes Total returns, 8/31/20 to 8/31/21
Class R6 Shares	11.60%
JP Morgan Leveraged Loan Index▼	8.57
Credit Suisse Leveraged Loan Index▼	8.50
Source(s): ▼Bloomberg LP

Market conditions and your Fund

During the Fund’s fiscal year, the senior loan market was characterized by a continued rebound after the sharp sell-off during the outbreak of coronavirus (COVID-19). We believe investors viewed the accommodative monetary and fiscal policies taken on by central banks around the globe as encouraging and began to look through what was deemed as “short-term” disruptions caused by the pandemic. During this bout of volatility, senior loans’ defensive positioning at the top of the capital structure benefited the asset class, as it experienced more muted drawdowns compared to other risk assets.

Senior loans returned 8.57% as represented by the JP Morgan Leveraged Loan Index during the Fund’s fiscal year.[1] With business reopenings well underway, loan prices in the secondary market were supported by issuers’ improving earnings and cash flow, which contributed to robust balance sheets and vanishing evidence of issuer distress as 1% of the market traded below $80 as of the end of August 2021.[2] Themes of performance dispersion by credit rating and industry remained during the price recovery in the loan market following the COVID-19 sell-off. During the fiscal year BB-, B- and CCC-rated loans† returned 4.22%, 7.60% and 22.28%, respectively.[3] Energy was the best performing industry, returning 20.06% for the fiscal year, while utility was the worst performing industry, returning -2.28%.[3]

The loan market continued to benefit from strong fundamental and technical backdrops. The earnings rebound among speculative grade issuers which began in earnest during the first quarter of 2021 continued into the second quarter of 2021.[4] With earnings conditions recovering, the loan market’s credit-quality composition is steadily returning towards pre-COVID-19 levels.[2] With approximately 1% of the market trading at distressed levels and minimal near-term maturity challenges, we believe the market is poised to experience low defaults for the foreseeable future as is historically typical following peaks in default rates (absent any drastic changes in earnings/liquidity conditions). From a technical perspective, the percentage of loans trading above par declined to 12%.[2] We believe this may benefit investors to the extent it preserves current coupon rates for longer.

As of August 31, 2021, the 12-month default rate was 0.47%.[1] With issuer fundamentals improving rapidly, alongside reopening and highly accessible capital markets, distress has significantly dissipated from the syndicated loan market. We believe the default rate will continue to decline to relatively low levels for the remainder of 2021. Default activity typically slows materially after default cycle peaks, but the 2020 default cycle was especially short-lived, reflecting the unique dynamics of this pandemic-driven economic shock.[1]

The average price in the senior loan market was $97.91 as of August 31, 2021.[3] Given the price of senior loans at the end of the fiscal year, they provided a 4.79% yield.[3]

During the 12 months ending August 31, 2021, Fieldwood Energy, ACNR Holdings, Inc and Checkout Holding all contributed to Fund performance, while Frontera Generation Holdings, McDermott and IPC Systems, all detracted from performance. IPC Systems was among several holdings that we sold during the fiscal year.

We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.

The senior loan asset class behaves differently from many traditional fixed-income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed-credit spread over the London Interbank Offered Rate (LIBOR). Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as LIBOR changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed-income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed-income bonds. As a result, senior loans can provide a natural hedge against rising interest rates. See “Notes to

Financial Statements - LIBOR Risk” for risks related to the upcoming phaseout of LBOR.

    We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve (the Fed) and other central banks. The risk may be greater in the current market environment because interest rates are near historic lows. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.

    As always, we appreciate your continued participation in Invesco Master Loan Fund.

1 Source: JP Morgan

2 Source: S&P/LSTA Leveraged Loan Index

3 Source: Credit Suisse Leveraged Loan Index

4 Source: JP Morgan High Yield Earnings Tracker

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio manager(s):

Thomas Ewald

David Lukkes

Philip Yarrow

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Master Loan Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/11

1	Source: Bloomberg LP

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Master Loan Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class R6 Shares
Inception (10/31/07)	4.12%
10 Years	4.23
5 Years	2.57
1 Year	11.60

Effective May 24, 2019, Class A shares of the Oppenheimer Master Loan Fund LLC, (the predecessor fund), were reorganized into Class R6 shares of the Invesco Oppenheimer Master Loan Fund. The Fund was subsequently renamed the Invesco Master Loan Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class R6 shares are those for Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Master Loan Fund

Supplemental Information

Invesco Master Loan Fund’s investment objective is to seek income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The JP Morgan Leveraged Loan Index tracks the performance of US dollar-denominated senior floating rate bank loans.
∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, noninvestment-grade loans.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

5	Invesco Master Loan Fund

Fund Information

Portfolio Composition†*

By credit quality	% of total investments
BBB-	1.63%
BB+	2.52
BB	3.44
BB-	10.31
B+	12.54
B	26.61
B-	18.45
CCC+	6.51
CCC	1.66
CCC-	0.09
D	0.48
Non-Rated	10.19
Equity	5.57

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

		% of total net assets
1.	Intelsat Jackson Holdings S.A.	1.42%
2.	Altice Financing S.A.	1.36
3.	Thyssenkrupp Elevators (Vertical Midco GmbH)	1.04
4.	Checkout Holding Corp.	0.97
5.	Crown Finance US, Inc.	0.85

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2021.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2021.

6	Invesco Master Loan Fund

Schedule of Investments

August 31, 2021

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Variable Rate Senior Loan Interests–84.18%(b)(c)
Aerospace & Defense–2.99%
Brown Group Holding LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	04/22/2028		$430	$ 428,232
CEP IV Investment 16 S.a.r.l. (ADB Safegate) (Luxembourg), Term Loan B(d)	–	10/03/2024	EUR	53	60,263
Dynasty Acquisition Co., Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	3.65%	04/08/2026		545	531,785
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.65%	04/08/2026		293	285,906
Gogo Intermediate Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	04/30/2028		145	145,671
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	4.50%	06/28/2024		300	298,660
KKR Apple Bidco LLC
First Lien Term Loan(d)	–	07/15/2028		395	393,949
Second Lien Term Loan(d)	–	07/15/2029		35	35,944
Term Loan (3 mo. USD LIBOR + 3.75%)	3.84%	12/06/2025		584	583,737
PAE Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	10/13/2027		252	251,927
Peraton Corp.
First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	02/01/2028		1,178	1,179,755
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.50%	02/26/2029		389	393,316
Spirit AeroSystems, Inc., Term Loan B (1 mo. USD LIBOR + 5.25%)	6.00%	01/15/2025		325	327,889
TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.25%)	2.33%	05/30/2025		654	644,490
Term Loan F (1 mo. USD LIBOR + 2.25%)	2.33%	12/09/2025		400	394,535
Term Loan G (1 mo. USD LIBOR + 2.25%)	2.33%	08/22/2024		2	1,991
					5,958,050

Air Transport–2.48%
AAdvantage Loyalty IP Ltd., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.50%	03/15/2028		630	649,561
Air Canada (Canada), Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	08/15/2028		467	467,614
American Airlines, Inc., Term Loan (3 mo. USD LIBOR + 1.75%)	1.84%	06/27/2025		311	292,619
Avolon TLB Borrower 1 (US) LLC, Term Loan B-4 (1 mo. USD LIBOR + 1.50%)	2.25%	02/10/2027		566	559,216
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	06/21/2027		921	978,668
SkyMiles IP Ltd., Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	10/01/2027		834	885,400
United Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	05/01/2028		806	808,688
WestJet Airlines Ltd. (Canada), Term Loan B (3 mo. USD LIBOR + 3.00%)	4.00%	12/11/2026		305	295,431
					4,937,197

Automotive–2.58%
Adient PLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	3.58%	03/31/2028		207	207,153
Autokiniton US Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	5.00%	03/31/2028		526	528,199
BCA Marketplace (United Kingdom)
Second Lien Term Loan B(d)	–	06/30/2029	GBP	185	259,029
Term Loan B(d)	–	06/30/2028	GBP	71	97,386
Garrett Borrowing LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	04/30/2028		414	411,977
Goodyear Tire & Rubber Co. (The), Second Lien Term Loan (3 mo. USD LIBOR + 2.00%)	2.09%	03/03/2025		361	357,358
Highline Aftermarket Acquisition LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	10/28/2027		746	749,246
Les Schwab Tire Centers, Term Loan (1 mo. USD LIBOR + 3.25%)	4.00%	11/02/2027		356	356,189
Mavis Tire Express Services TopCo L.P., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	05/01/2028		961	962,946
Project Boost Purchaser LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	3.58%	06/01/2026		187	185,784
TI Group Automotive Systems LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	12/16/2026		3	3,371
Truck Hero, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.00%	01/20/2028		203	202,928
Wand NewCo 3, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	3.08%	02/05/2026		320	316,777
Winter Park Intermediate, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	5.25%	11/30/2028		498	498,538
					5,136,881

Beverage & Tobacco–0.86%
Al Aqua Merger Sub, Inc.
Delayed Draw Term Loan(e)	0.00%	06/18/2028		123	123,739
Term Loan(d)	–	06/18/2028		987	989,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Master Loan Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Beverage & Tobacco–(continued)

Arctic Glacier U.S.A., Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	03/20/2024		$93	$ 88,433

City Brewing Co. LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	03/31/2028		208	208,247

Waterlogic Holdings Ltd. (United Kingdom)

Term Loan B(d)	–	08/04/2028	EUR	16	18,871

Term Loan B(d)	–	08/04/2028		294	293,508

					1,722,712

Brokers, Dealers & Investment Houses–0.05%

Zebra Buyer LLC, First Lien Term Loan (d)	–	04/22/2028		97	96,816

Building & Development–1.58%

Brookfield Retail Holdings VII Sub 3 LLC

Term Loan A-2 (3 mo. USD LIBOR + 3.00%)	3.08%	08/28/2023		6	5,748

Term Loan B (3 mo. USD LIBOR + 2.50%)	2.58%	08/27/2025		361	353,225

CRH Europe Distribution (Netherlands), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/30/2026	EUR	107	126,361

DiversiTech Holdings, Inc., Term Loan B-2(d)	–	12/02/2024		163	162,678

LBM Holdings LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	12/08/2027		48	47,724

Mayfair Mall LLC, Term Loan(d)	–	04/20/2023		273	240,981

Quikrete Holdings, Inc.

First Lien Term Loan (3 mo. USD LIBOR + 2.50%)	2.58%	02/01/2027		614	607,774

Term Loan B(d)	–	06/11/2028		419	416,340

TAMKO Building Products LLC, Term Loan (1 mo. USD LIBOR + 3.00%)(f)	3.10%	05/29/2026		320	318,502

White Cap Buyer LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	4.50%	10/31/2027		666	667,308

Xella (Luxembourg), Term Loan B-4 (3 mo. EURIBOR + 4.25%)	4.25%	03/30/2028	EUR	167	197,816

					3,144,457

Business Equipment & Services–9.70%

Adevinta ASA (Norway), Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	10/22/2027		128	128,375

Aegion Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.50%	03/31/2028		176	177,491

Allied Universal Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.25%	05/12/2028		84	83,770

Blucora, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)(f)	5.00%	05/22/2024		421	423,066

Camelot Finance L.P.

Incremental Term Loan B (1 mo. USD LIBOR + 3.00%)	4.00%	10/30/2026		395	395,424

Term Loan (1 mo. USD LIBOR + 3.00%)	3.08%	10/30/2026		295	294,385

Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	3.50%	03/01/2024		573	571,930

Checkout Holding Corp.

First Lien Term Loan (1 mo. USD LIBOR + 7.50%) (Acquired 02/15/2019-05/15/2019; Cost $1,102,672)(g)	8.50%	02/15/2023		1,127	1,078,467

PIK Term Loan, 9.50% PIK Rate, 2.00% Cash Rate (Acquired 02/15/2019-08/31/2021; Cost $1,413,332)(g)(h)	2.00%	08/15/2023		1,546	857,945

Cimpress USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	04/30/2028		482	482,652

Ciox, Term Loan (1 mo. USD LIBOR + 4.25%)	5.00%	12/16/2025		262	262,991

Constant Contact

Delayed Draw Term Loan(e)	0.00%	02/10/2028		166	165,644

Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)(f)	8.25%	02/15/2029		278	275,485

Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	02/10/2028		618	616,564

Dakota Holding Corp.

First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	04/09/2027		647	648,833

Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	04/07/2028		377	387,062

Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	03/05/2027	EUR	58	68,273

Dun & Bradstreet Corp. (The), Term Loan (1 mo. USD LIBOR + 3.25%)	3.34%	02/06/2026		431	427,886

Ensono L.P., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	05/19/2028		339	340,221

Garda World Security Corp. (Canada), Term Loan (1 mo. USD LIBOR + 4.25%)	4.34%	10/30/2026		409	409,296

GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.50%	05/12/2028		673	668,963

Holding Socotec (France), Term Loan B(d)	–	05/07/2028		213	213,614

I-Logic Technologies Bidco Ltd. (United Kingdom), First Lien Term Loan B (1 mo. USD LIBOR + 4.00%)	4.50%	02/16/2028		54	53,689

INDIGOCYAN Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 4.75%)	4.82%	06/23/2024	GBP	772	1,039,633

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Master Loan Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Business Equipment & Services–(continued)

ION Trading Technologies S.a.r.l. (Luxembourg)

Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	03/31/2028	EUR	165	$ 195,494

Term Loan B (1 mo. USD LIBOR + 4.75%)	4.92%	03/31/2028		$618	619,481

iQor US, Inc.

Term Loan (3 mo. USD LIBOR + 7.50%)	8.50%	11/19/2024		486	497,963

Term Loan (3 mo. USD LIBOR + 7.50%)	8.50%	11/20/2025		792	781,702

Karman Buyer Corp., Term Loan B (1 mo. USD LIBOR + 5.25%)	6.00%	10/31/2027		485	489,032

Monitronics International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.75%	03/29/2024		1,409	1,369,637

NielsenIQ, Inc.

Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	03/06/2028	EUR	128	151,550

Term Loan B (1 mo. USD LIBOR + 4.00%)	4.10%	03/06/2028		184	184,346

Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	1.84%	11/18/2026		294	288,701

Prime Security Services Borrower LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	3.50%	09/23/2026		157	156,700

Sitel Worldwide Corp., Term Loan B(d)	–	08/01/2028		654	653,285

Solera

Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	06/05/2028	EUR	245	290,566

Term Loan B (1 mo. GBP LIBOR + 5.25%)	5.30%	06/05/2028	GBP	96	132,815

Spin Holdco, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	03/04/2028		1,409	1,411,841

Tech Data Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	3.58%	06/30/2025		483	483,697

Tempo Acquisition LLC, Incremental Term Loan(d)	–	10/31/2026		110	109,898

Thermostat Purchaser III, Inc.

Delayed Draw Term Loan(e)(f)	0.00%	08/30/2028		41	41,104

Term Loan B(d)(f)	–	08/30/2028		175	175,773

Ventia Deco LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	5.00%	05/21/2026		579	581,667

Verra Mobility Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	3.40%	03/19/2028		203	202,523

Virtusa Corp., Term Loan B (1 mo. USD LIBOR + 4.25%)	4.75%	02/11/2027		177	178,288

WebHelp (France), Term Loan B(d)	–	07/30/2028		244	244,040

					19,311,762

Cable & Satellite Television–4.34%

Altice Financing S.A. (Luxembourg)

Term Loan (3 mo. USD LIBOR + 2.75%)	2.88%	07/15/2025		926	909,901

Term Loan (3 mo. USD LIBOR + 2.75%)	2.90%	01/31/2026		768	755,025

Atlantic Broadband Finance LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	2.08%	01/03/2025		413	409,195

CSC Holdings LLC, Incremental Term Loan (3 mo. USD LIBOR + 2.25%)	2.35%	01/15/2026		46	44,921

Numericable-SFR S.A. (France)

Incremental Term Loan B-13 (3 mo. USD LIBOR + 4.00%)	4.12%	08/14/2026		568	567,448

Term Loan B-11 (3 mo. USD LIBOR + 2.75%)	2.88%	07/31/2025		167	164,598

Term Loan B-12 (3 mo. USD LIBOR + 3.69%)	3.81%	01/31/2026		962	955,914

ORBCOMM, Inc., Term Loan B(d)	–	06/26/2028		127	127,497

Telenet Financing USD LLC, Term Loan AR (6 mo. USD LIBOR + 2.00%)	2.10%	04/15/2028		487	480,178

UPC Financing Partnership

Term Loan AT (1 mo. USD LIBOR + 2.25%)	2.35%	04/30/2028		99	98,044

Term Loan AX (1 mo. USD LIBOR + 3.00%)	3.10%	01/31/2029		1,094	1,088,995

Virgin Media Bristol LLC (United Kingdom)

Term Loan N (1 mo. USD LIBOR + 2.50%)	2.60%	01/31/2028		774	767,212

Term Loan Q (1 mo. USD LIBOR + 3.25%)	3.35%	01/15/2029		634	634,041

Ziggo Secured Finance Partnership, Term Loan I (1 mo. USD LIBOR + 2.50%)	2.60%	04/15/2028		1,661	1,646,091

					8,649,060

Chemicals & Plastics–4.15%

AI PLEX AcquiCo GmbH (Germany), Term Loan (3 mo. EURIBOR + 4.50%)	4.50%	07/31/2026	EUR	111	132,176

AkzoNobel Chemicals, Term Loan (3 mo. USD LIBOR + 2.75%)	2.84%	10/01/2025		217	215,375

Aruba Investments, Inc.

First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	10/28/2027	EUR	70	82,487

First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	11/24/2027		109	109,612

Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.50%	11/24/2028		260	262,919

Ascend Performance Materials Operations LLC, Term Loan (1 mo. USD LIBOR + 4.75%)	5.50%	08/27/2026		320	324,894

BASF Construction Chemicals (Germany), Term Loan B (1 mo. USD LIBOR + 3.50%)	4.50%	09/30/2027		775	775,301

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Master Loan Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Chemicals & Plastics–(continued)

BCPE Max Dutch Bidco B.V. (Netherlands), Term Loan B(d)	–	10/31/2025	EUR	44	$ 51,871

Charter NEX US, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	12/01/2027		$289	288,948
Colouroz Investment LLC (Germany)

PIK First Lien Term Loan B-2, 0.75% PIK Rate, 5.25% Cash Rate (3 mo. USD LIBOR + 4.25%)(h)	0.75%	09/21/2023		781	770,769

PIK First Lien Term Loan C, 0.75% PIK Rate, 5.25% Cash Rate (3 mo. USD LIBOR + 4.25%)(h)	5.25%	09/21/2023		124	122,098

PIK Second Lien Term Loan B-2, 5.75% PIK Rate, 5.25% Cash Rate (3 mo. USD LIBOR + 4.25%)(h)	5.75%	09/05/2022		8	7,174

Eastman Tire Additives, Term Loan B(d)(f)	–	08/12/2028		268	265,460
Ferro Corp.

Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	2.40%	02/14/2024		41	40,672

Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	2.40%	02/14/2024		40	39,807

Gemini HDPE LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	12/11/2027		392	392,201
ICP Group Holdings LLC

First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	01/14/2028		400	399,958

Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.50%	01/14/2029		58	58,619
Invictus US NewCo LLC

First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	3.09%	03/28/2025		400	398,809

Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	6.83%	03/30/2026		153	152,544

Kersia International S.A.S. (Belgium), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	11/30/2027	EUR	62	73,321
Lonza Solutions (Switzerland)

Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	04/28/2028		226	225,859

Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	07/03/2028	EUR	182	215,961

Lummus Technology, Term Loan B (1 mo. USD LIBOR + 3.50%)	3.58%	06/30/2027		317	315,844

Oxea Corp., Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	3.38%	10/14/2024		477	475,618

Potters Industries LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	12/14/2027		314	315,040

PQ Corp., Term Loan B(d)	–	05/27/2028		531	531,477

PQ Performance Chemicals, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	04/30/2028		319	319,373

Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	11/03/2025		582	583,010

W.R. Grace & Co., Term Loan B(d)	–	08/11/2028		324	325,518

					8,272,715

Clothing & Textiles–0.39%

BK LC Lux SPV S.a.r.l., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.25%	04/27/2028		315	315,069

Mascot Bidco OYJ (Finland), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	03/30/2026	EUR	64	76,146

Tumi, Inc., Incremental Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	04/25/2025		380	378,500

					769,715

Conglomerates–0.27%

Safe Fleet Holdings LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	02/03/2025		540	535,172

Containers & Glass Products–1.09%

Consolidated Container Co. LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	01/29/2028		221	219,321

Fort Dearborn Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	10/19/2023		241	241,467

Graham Packaging Co., Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	08/04/2027		113	112,763

Hoffmaster Group, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 4.00%)	5.00%	11/21/2023		719	692,936
Klockner Pentaplast of America, Inc.

Term Loan B (1 mo. USD LIBOR + 4.75%)	5.25%	02/12/2026		115	114,910

Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	03/01/2026	EUR	107	126,209

Logoplaste (Portugal), Term Loan B (1 mo. USD LIBOR + 4.25%)	4.38%	04/21/2028		169	169,453

Pretium PKG Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	10/14/2027		217	217,418
Trident TPI Holdings, Inc.

Delayed Draw Term Loan(e)	0.00%	07/29/2028		16	16,277

Term Loan B(d)	–	07/29/2028		115	114,755

Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.00%	10/17/2024		142	142,210

					2,167,719

Cosmetics & Toiletries–0.84%

Coty, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	2.35%	04/05/2025		903	872,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Master Loan Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Cosmetics & Toiletries–(continued)

Domtar Personal Care, Term Loan B (1 mo. USD LIBOR + 4.25%) (Acquired 02/19/2021; Cost $298,449)(g)	5.00%	02/18/2028		$299	$ 300,430

IRIS Bidco GmbH (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	5.00%	05/25/2028	EUR	262	309,524

Parfums Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.08%	06/30/2024		188	187,165

					1,669,915

Drugs–0.51%
Bausch Health Americas, Inc. (Canada)

First Lien Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	2.83%	11/27/2025		24	24,003

Term Loan (3 mo. USD LIBOR + 3.00%)	3.08%	06/02/2025		172	171,019

Endo LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	5.75%	03/10/2028		364	354,941

Grifols Worldwide Operations USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	2.08%	11/15/2027		197	194,235

Pharmaceutical Product Development, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	2.50%	01/06/2028		276	275,536

					1,019,734

Ecological Services & Equipment–0.53%

Anticimex (Sweden), Term Loan B (d)	–	07/21/2028		393	391,612

EnergySolutions LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	05/11/2025		149	148,384

Patriot Container Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	03/20/2025		238	237,233

TruGreen L.P., Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)(f)	9.25%	11/02/2028		277	284,077

					1,061,306

Electronics & Electrical–10.01%

Barracuda Networks, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	10/30/2028		36	36,313

Boxer Parent Co., Inc., Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/02/2025	EUR	65	77,226

Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.08%	04/18/2025		436	436,300

CDK Int (Concorde Lux) (Luxembourg), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	02/19/2028	EUR	57	67,314

Cloudera, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.50%)	3.25%	12/20/2027		169	168,579

CommerceHub, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	01/01/2028		195	195,362
Delta Topco, Inc.

First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	12/01/2027		709	711,140

Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.00%	12/01/2028		114	115,443

Devoteam (Castillon S.A.S. - Bidco) (France), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	12/09/2027	EUR	57	67,364

Diebold Nixdorf, Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	2.88%	11/06/2023		145	143,296

E2Open LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	02/04/2028		430	429,409

ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.08%	05/06/2026		327	325,668

EverCommerce, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	07/01/2028		132	132,132

Finastra USA, Inc. (United Kingdom), First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	06/13/2024		713	705,307

Forcepoint, Term Loan B (1 mo. USD LIBOR + 4.50%)	5.00%	01/07/2028		265	265,343

Fusion Connect, Inc., Term Loan (3 mo. USD LIBOR + 9.50%)	11.50%	01/14/2025		132	133,000
Hyland Software, Inc.

First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.25%	07/01/2024		348	348,994

Second Lien Term Loan (1 mo. USD LIBOR + 6.25%)	7.00%	07/07/2025		6	5,659

Imperva, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	8.75%	01/11/2027		73	72,748
Infinite Electronics

Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	7.50%	03/02/2029		81	82,118

Term Loan B (1 mo. USD LIBOR + 3.75%)	4.25%	02/24/2028		191	190,519

Internap Corp. (1 mo. USD LIBOR + 1.00%)	2.00%	05/08/2025		1,046	542,839

LogMeIn, Term Loan B (1 mo. USD LIBOR + 4.75%)	4.85%	08/28/2027		1,188	1,185,450

Mavenir Systems, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.25%	08/13/2028		267	266,908
Maverick Bidco, Inc.

Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(f)	7.50%	04/28/2029		20	19,704

Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	05/18/2028		181	180,863
McAfee Enterprise

Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	9.00%	05/03/2029		246	245,444

Term Loan B (4 mo. USD LIBOR + 5.00%)	5.75%	05/03/2028		911	909,663

Mediaocean LLC, Term Loan B(d)	–	08/18/2025		79	79,534

Micro Holding L.P., Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	09/13/2024		340	341,260

Mirion Technologies, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	4.15%	03/06/2026		120	120,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Master Loan Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Electronics & Electrical–(continued)

Natel Engineering Co., Inc., Term Loan (3 mo. USD LIBOR + 5.00%)	6.00%	04/29/2026		$718	$ 695,007

NCR Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	2.63%	08/28/2026		265	262,751

Neustar, Inc., Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	4.50%	08/08/2024		737	725,451

Oberthur Technologies of America Corp., Term Loan B (Acquired 04/08/2021; Cost $447,750)(g)	5.25%	01/09/2026		449	449,997

Optiv, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	02/01/2024		1,238	1,220,425

Project Accelerate Parent LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	01/02/2025		335	329,622

Project Leopard Holdings, Inc., Incremental Term Loan (3 mo. USD LIBOR + 4.75%)	5.75%	07/05/2024		529	531,767

Proofpoint, Inc., Term Loan B(d)	–	06/09/2028		689	685,429
Quest Software US Holdings, Inc.

First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.38%	05/16/2025		1,072	1,072,383

Second Lien Term Loan (3 mo. USD LIBOR + 8.25%)	8.38%	05/16/2026		184	184,098

RealPage, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	02/15/2028		582	579,473

Renaissance Holding Corp., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	7.08%	05/29/2026		72	72,785
Riverbed Technology, Inc.

First Lien Term Loan (1 mo. USD LIBOR + 6.00%) (Acquired 12/31/2020-03/01/2021; Cost $1,208,276)(g)	7.00%	12/31/2025		1,219	1,091,445

PIK Second Lien Term Loan, 4.50% PIK Rate, 7.50% Cash Rate (1 mo. USD LIBOR + 6.50%) (Acquired 12/31/2020-06/30/2021; Cost $273,264)(g)(h)	4.50%	12/31/2026		331	255,554

Term Loan (3 mo. USD LIBOR + 3.25%) (Acquired 02/05/2021-08/11/2021; Cost $140,976)(g)	4.25%	04/24/2022		144	138,596

Sandvine Corp., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	4.58%	10/31/2025		132	132,287

Skillsoft Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.50%	07/01/2028		396	398,134

SmartBear (AQA Acquisition Holdings, Inc), Term Loan B (1 mo. USD LIBOR + 4.25%)	4.75%	03/03/2028		63	63,137

SonicWall U.S. Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	3.63%	05/16/2025		497	494,939

Sophos (Surf Holdings LLC) (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	3.63%	03/05/2027		158	157,274

Tenable Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	07/07/2028		87	86,923

Ultimate Software Group, Inc.

First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	3.83%	05/04/2026		745	746,777

Incremental Term Loan B (1 mo. USD LIBOR + 3.25%)	4.00%	05/01/2026		149	149,618

Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	05/10/2027		38	38,543

Veritas US, Inc.

Term Loan B (3 mo. EURIBOR + 4.75%)	5.75%	09/01/2025	EUR	145	172,264

Term Loan B (1 mo. USD LIBOR + 5.00%)	6.00%	09/01/2025		588	590,274

					19,926,106

Financial Intermediaries–1.00%

Edelman Financial Center LLC (The)

Incremental Term Loan (1 mo. USD LIBOR + 3.50%)	4.25%	03/15/2028		1,067	1,062,390

Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	6.83%	07/20/2026		40	39,732

LendingTree, Inc., First Lien Term Loan(d)(f)	–	08/31/2028		311	310,930

MoneyGram International, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.50%)	4.75%	07/31/2026		225	225,669

Stiphout Finance LLC

Incremental Term Loan (1 mo. EURIBOR + 3.75%)	3.75%	10/26/2025	EUR	28	33,053

Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/26/2025		55	55,385

Tegra118 Wealth Solutions, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	4.12%	02/10/2027		257	257,258

					1,984,417

Food Products–0.48%

H-Food Holdings LLC, Term Loan (3 mo. USD LIBOR + 3.69%)	3.77%	05/23/2025		518	513,928

Valeo Foods (Jersey) Ltd. (Ireland)

Term Loan B (3 mo. GBP LIBOR + 5.25%)	5.32%	08/27/2027	GBP	153	210,240

Term Loan B(d)	–	06/28/2028	EUR	195	230,066

					954,234

Food Service–0.42%

IRB Holding Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.25%)	4.25%	12/01/2027		469	469,744

New Red Finance, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.83%	11/19/2026		373	367,269

					837,013

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Master Loan Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Forest Products–0.06%

Ahlstrom-Munksjoe (Finland), Term Loan B (d)	–	03/11/2028		$131	$ 130,947

Health Care–5.00%

Acacium Group (United Kingdom), Term Loan (1 mo. GBP LIBOR + 5.25%)	5.30%	05/19/2028	GBP	119	163,012

athenahealth, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	4.38%	02/11/2026		444	445,773

Certara Holdco, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.58%	08/14/2026		220	220,292

Curium BidCo S.a.r.l. (Luxembourg), Term Loan (1 mo. USD LIBOR + 4.25%)	5.00%	12/02/2027		189	188,924

Ethypharm (France), Term Loan B (3 mo. GBP LIBOR + 4.50%)	4.61%	04/30/2029	GBP	133	181,927

Explorer Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	5.50%	02/04/2027		424	425,753

Gainwell Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	10/01/2027		806	809,441

Global Healthcare Exchange LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	06/28/2024		275	275,603

Global Medical Response, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	10/02/2025		396	398,541

HC Group Holdings III, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	3.83%	08/06/2026		271	270,777
ICON PLC (Ireland)

Term Loan (1 mo. USD LIBOR + 2.50%)	3.00%	06/16/2028		96	96,434

Term Loan (1 mo. USD LIBOR + 2.50%)	3.00%	06/16/2028		387	387,049
ImageFirst

Delayed Draw Term Loan(e)(f)	0.00%	04/27/2028		36	36,256

Term Loan B (1 mo. USD LIBOR + 4.50%)	5.25%	04/27/2028		160	159,528

Insulet Corp., Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	04/28/2028		151	151,548

International SOS L.P., Term Loan B(d)(f)	–	08/06/2028		260	260,330

MedAssets Sotware Intermediate Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	01/28/2028		340	339,957

Nemera (Financiere N BidCo) (France), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/22/2026	EUR	25	29,946
Neuraxpharm (Cerebro BidCo/Blitz F20-80 GmbH) (Germany)

Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	10/29/2027	EUR	44	52,462

Term Loan B-2 (3 mo. EURIBOR + 4.25%)	4.25%	10/29/2027	EUR	26	30,304

Organon & Co., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	04/08/2028		815	818,402

Ortho-Clinical Diagnostics, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	3.09%	06/30/2025		438	437,853

PAREXEL International Corp., Term Loan B(d)	–	08/31/2028		324	323,925

Prophylaxis B.V. (Netherlands), Term Loan B(d)(f)	–	06/30/2025	EUR	687	802,492

Recipharm (Roar BidCo), First Lien Term Loan(d)	–	03/30/2028	EUR	97	114,216

Revint Intermediate II LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	5.75%	10/15/2027		421	424,217

Sunshine Luxembourg VII S.a.r.l. (Switzerland), Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	10/01/2026		452	453,254

TTF Holdings LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)(f)	4.75%	03/25/2028		117	117,406

Unified Womens Healthcare L.P., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.00%	12/17/2027		464	465,181

Verscend Holding Corp., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	4.08%	08/07/2025		127	127,479

Waystar, Term Loan B (1 mo. USD LIBOR + 4.00%)	4.08%	10/23/2026		180	179,911
Women’s Care Holdings, Inc. LLC

First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	01/15/2028		186	185,948

Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	9.00%	01/15/2029		80	79,862

WP CityMD Bidco LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	08/13/2026		502	504,908

					9,958,911

Home Furnishings–1.49%

Hayward Industries, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.00%	05/12/2028		55	54,689

Mattress Holding Corp., Term Loan (1 mo. USD LIBOR + 5.25%) (Acquired 11/24/2020; Cost $407,924)(g)	6.25%	11/24/2027		418	425,563
Serta Simmons Bedding LLC

First Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		352	355,889

Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		1,004	959,074

SIWF Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.33%	06/15/2025		307	307,488
TGP Holdings III LLC

Delayed Draw Term Loan(e)	0.00%	06/23/2028		26	26,171

Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	06/23/2028		198	198,485
VC GB Holdings, Inc.

Second Lien Term Loan	7.25%	07/01/2029		130	131,490

Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	07/01/2028		101	101,263

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Master Loan Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Home Furnishings–(continued)

Webster-Stephen Products LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.50%	10/20/2027		$406	$ 407,016

					2,967,128

Industrial Equipment–2.99%

Alliance Laundry Systems LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	09/30/2027		452	452,348

Clark Equipment Co., Term Loan (1 mo. USD LIBOR + 1.84%)	1.98%	05/18/2024		39	38,238

DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	12/16/2027		225	225,511
Engineered Machinery Holdings, Inc.

First Lien Incremental Term Loan(d)	–	07/19/2024		49	48,791

Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	08/05/2028		149	148,719

Second Lien Incremental Term Loan(d)	–	05/21/2029		43	43,589
Gardner Denver, Inc.

Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.83%	03/31/2027		282	277,759

Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.83%	03/01/2027		405	399,199

Hamilton Holdco LLC, Term Loan (3 mo. USD LIBOR + 2.00%)	2.15%	01/02/2027		29	28,977

Kantar (United Kingdom), Term Loan B (1 mo. USD LIBOR + 5.00%)	5.13%	12/04/2026		180	179,797

Madison IAQ LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	06/21/2028		604	601,059

MX Holdings US, Inc., Term Loan B-1-C (3 mo. USD LIBOR + 2.50%)	3.25%	07/31/2025		29	28,916
North American Lifting Holdings, Inc.

Term Loan (1 mo. USD LIBOR + 6.50%)	7.50%	10/16/2024		632	661,459

Term Loan (1 mo. USD LIBOR + 11.00%)	12.00%	04/16/2025		296	288,249

S2P Acquisiton Borrower, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.08%	08/14/2026		460	459,182
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany)

Term Loan B(d)	–	07/30/2027		1,983	1,984,026

Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	07/31/2027		87	87,058

					5,952,877

Insurance–2.07%
Acrisure LLC

Term Loan (1 mo. USD LIBOR + 3.50%)	3.61%	01/31/2027		516	509,522

Term Loan B (1 mo. USD LIBOR + 3.75%)	3.85%	01/31/2027		266	264,087
Alliant Holdings Intermediate LLC

Term Loan (1 mo. USD LIBOR + 3.25%)	3.33%	05/09/2025		677	670,553

Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	4.25%	10/15/2027		218	218,462
HUB International Ltd.

Incremental Term Loan B-3 (1 mo. USD LIBOR + 3.25%)	4.00%	04/25/2025		321	320,943

Term Loan (1 mo. USD LIBOR + 2.75%)	2.88%	04/25/2025		298	294,767
Sedgwick Claims Management Services, Inc.

First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	3.83%	09/03/2026		201	200,157

Term Loan (3 mo. USD LIBOR + 3.25%)	3.33%	12/31/2025		334	330,774

Sisaho international (France), Term Loan B(d)	–	07/22/2028	EUR	127	150,615
USI, Inc.

Term Loan (3 mo. USD LIBOR + 3.00%)	3.15%	05/16/2024		924	917,162

Term Loan (1 mo. USD LIBOR + 3.25%)	3.40%	12/02/2026		249	246,776

					4,123,818

Leisure Goods, Activities & Movies–3.64%

Alpha Topco Ltd. (United Kingdom), Term Loan B (3 mo. USD LIBOR + 2.50%)	3.50%	02/01/2024		510	509,117

AMC Entertainment, Inc., Term Loan B-1(d)	–	04/22/2026		789	706,481

Carnival Corp., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	06/30/2025		141	141,098
Crown Finance US, Inc.

Incremental Term Loan (1 mo. USD LIBOR + 8.25%)	9.25%	05/23/2024		168	180,754

Term Loan(d)	–	05/23/2024		673	830,951

Term Loan(d)	–	02/28/2025	EUR	3	2,978

Term Loan (1 mo. USD LIBOR + 2.50%)	3.50%	02/28/2025		445	348,579

Term Loan (1 mo. USD LIBOR + 2.75%)	3.75%	09/20/2026		425	328,122

CWGS Group LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	3.25%	06/23/2028		626	621,689

Deluxe Entertainment Services Group, Inc., First Lien Term Loan (Acquired 10/04/2019-06/30/2021; Cost $102,283)(f)(g)(i)	6.00%	03/25/2024		108	0

Eagle Midco Ltd. (United Kingdom), Term Loan (3 mo. GBP LIBOR + 4.75%)	4.82%	03/10/2028	GBP	83	113,976

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Master Loan Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Leisure Goods, Activities & Movies–(continued)
Invictus Media S.L.U. (Spain)

Term Loan B-1 (Acquired 01/14/2021-05/27/2021; Cost $149,875)(g)(i)	0.00%	06/26/2025	EUR	134	$ 152,167

Term Loan B-2 (Acquired 01/14/2021-06/28/2021; Cost $89,287)(g)(i)	0.00%	06/26/2025	EUR	80	90,641
Merlin (Motion Finco S.a.r.l. and LLC) (United Kingdom)

Term Loan B (3 mo. EURIBOR + 3.00%)	3.00%	11/04/2026	EUR	1,000	1,137,210

Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	3.40%	11/04/2026		$74	70,771

Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	3.40%	11/04/2026		10	9,301

Parques Reunidos (Spain), Term Loan B-1 (3 mo. EURIBOR + 3.75%)	3.75%	09/27/2026	EUR	426	480,582
Sabre GLBL, Inc.

Term Loan B-1(d)	–	12/17/2027		185	183,699

Term Loan B-2(d)	–	12/17/2027		116	115,239

SeaWorld Parks & Entertainment, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	8.75%	08/12/2028		474	471,239

Six Flage Theme Parks, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	1.84%	04/17/2026		272	265,266

Vue International Bidco PLC (United Kingdom), Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	06/21/2026	EUR	437	478,756

					7,238,616

Lodging & Casinos–4.62%
Aimbridge Acquisition Co., Inc.

First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	5.50%	02/02/2026		396	393,528

Term Loan (1 mo. USD LIBOR + 3.75%)	3.83%	02/01/2026		97	94,199

Aristocrat Technologies, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/19/2024		505	506,024
B&B Hotels S.A.S. (France)

Incremental Term Loan (6 mo. EURIBOR + 5.50%)	5.50%	06/30/2026	EUR	143	167,526

Term Loan B-3-A(d)	–	07/31/2026	EUR	530	598,471

Bally’s Corp., Term Loan B(d)	–	07/31/2028		812	811,817
Caesars Resort Collection LLC

Incremental Term Loan (1 mo. USD LIBOR + 4.50%)	4.58%	06/30/2025		307	308,107

Term Loan B (3 mo. USD LIBOR + 2.75%)	2.83%	12/23/2024		800	794,528

CityCenter Holdings LLC, Term Loan B (3 mo. USD LIBOR + 2.25%)	3.00%	04/18/2024		460	459,899
Everi Payments, Inc.

Term Loan (1 mo. USD LIBOR + 2.50%)	3.00%	07/31/2028		802	800,284

Term Loan B(d)(f)	–	05/09/2024		50	50,855

Great Canadian Gaming Corp. (Canada), Term Loan B(d)	–	11/01/2026		200	200,970

GVC Finance LLC, Term Loan B-4(d)	–	03/16/2027		447	446,558

Hilton Grand Vacations Borrower LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	05/19/2028		484	483,563
HotelBeds (United Kingdom)

Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	09/12/2025	EUR	30	31,930

Term Loan D (3 mo. EURIBOR + 5.50%)	4.96%	09/12/2027	EUR	1,206	1,307,939

RHP Hotel Properties L.P., Term Loan B (3 mo. USD LIBOR + 2.00%)	2.09%	05/11/2024		28	27,973

Scientific Games International, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.83%	08/14/2024		577	573,018

Station Casinos LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	2.50%	02/08/2027		631	622,619

Tackle Group S.a.r.l. (Luxembourg), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	05/07/2028	EUR	315	372,426

Wyndham Hotels & Resorts, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	1.83%	05/30/2025		139	137,971

					9,190,205

Nonferrous Metals & Minerals–1.31%

ACNR Holdings, Inc., PIK Term Loan, 3.00% PIK Rate, 14.00% Cash Rate (1 mo. USD LIBOR + 13.00%)(h)	14.00%	09/16/2025		1,341	1,357,380

American Rock Salt Co. LLC

Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(f)	8.00%	05/25/2029		23	23,179

Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	05/25/2028		54	53,954

Corialis Group Ltd. (United Kingdom), Term Loan B(d)	–	05/24/2028	GBP	44	61,202
Form Technologies LLC

Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	07/19/2025		140	139,923

Term Loan (1 mo. USD LIBOR + 9.25%)(f)	10.25%	10/22/2025		166	170,602

Kissner Group, Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	03/01/2027		802	805,103

					2,611,343

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Master Loan Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Oil & Gas–2.52%

Brazos Delaware II LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	4.09%	05/21/2025		$749	$ 731,058

Fieldwood Energy LLC, DIP Term Loan(e)(f)	0.00%	09/30/2021		547	568,869

HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	07/02/2023		946	706,026

Lower Cadence Holdings LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	4.08%	05/22/2026		66	65,438
McDermott International Ltd.

LOC(e)	0.00%	06/30/2024		342	272,836
LOC (3 mo. USD LIBOR + 4.00%)(f)	4.14%	06/30/2024		182	150,086
PIK Term Loan, 3.00% PIK Rate, 1.00% Cash Rate (1 mo. USD LIBOR + 1.00%)(h)	3.00%	06/30/2025		92	41,898
Term Loan (1 mo. USD LIBOR + 3.00%)(f)	3.08%	06/30/2024		10	6,228

Petroleum GEO-Services ASA, Term Loan (1 mo. USD LIBOR + 7.50%)	7.65%	03/19/2024		1,156	1,059,962

QuarterNorth Energy, Inc., Second Lien Term Loan (Acquired 08/03/2020; Cost $1,128,620)(g)	9.00%	03/31/2026		1,151	1,151,220

Southcross Energy Partners L.P., Revolver Loan(e)(f)	0.00%	01/31/2025		271	265,743

					5,019,364

Publishing–1.78%

Adtalem Global Education, Inc., Term Loan B (d)	–	02/12/2028		395	395,990

Cengage Learning, Inc., Term Loan B(d)	–	06/29/2026		940	944,732

Clear Channel Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.63%	08/21/2026		1,378	1,347,592

McGraw-Hill Education, Inc., Term Loan B(d)	–	07/30/2028		857	852,326

					3,540,640

Radio & Television–1.54%

Diamond Sports Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.25%) (Acquired 06/23/2021-08/25/2021; Cost $377,951)(g)	3.34%	08/24/2026		664	418,200

E.W. Scripps Co. (The), Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	12/15/2027		773	773,172

Gray Television, Inc., Term Loan C (3 mo. USD LIBOR + 2.50%)	2.60%	01/02/2026		103	102,286
iHeartCommunications, Inc.

Incremental Term Loan(d)	–	05/01/2026		116	116,186

Term Loan (1 mo. USD LIBOR + 3.00%)	3.08%	05/01/2026		510	505,777
Sinclair Television Group, Inc.
Term Loan B-2-B (1 mo. USD LIBOR + 2.50%)	2.59%	09/30/2026		944	926,131
Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	3.09%	03/25/2028		170	169,125

Univision Communications, Inc., Term Loan C (1 mo. USD LIBOR + 3.25%)	4.00%	03/24/2026		53	53,054

					3,063,931

Retailers (except Food & Drug)–2.21%

Bass Pro Group LLC, Term Loan B (1 mo. USD LIBOR + 4.25%)	5.00%	02/26/2028		1,001	1,006,181
CNT Holdings I Corp. (1-800 Contacts)

First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	10/16/2027		685	685,677
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	10/16/2028		128	129,975

Harbor Freight Tools USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	10/15/2027		126	125,689

Kirk Beauty One GmbH (Germany) Term Loan B-1 (3 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	29	33,825
Term Loan B-2 (6 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	17	19,519
Term Loan B-3 (6 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	22	25,671
Term Loan B-4 (6 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	51	59,650
Term Loan B-5 (6 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	11	13,298

Petco Animal Supplies, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.00%	02/25/2028		433	432,625

PetSmart, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	02/11/2028		1,344	1,348,060

Rent-A-Center, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	02/17/2028		221	222,636
Savers, Inc., Term Loan B (1 mo. USD LIBOR + 5.75%)	6.50%	04/21/2028		288	291,827

					4,394,633

Surface Transport–1.98%

American Trailer World Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	03/03/2028		833	825,654

Daseke Cos., Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	03/09/2028		191	191,262
First Student Bidco, Inc.
Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	07/13/2028		587	583,211
Term Loan C (1 mo. USD LIBOR + 3.00%)	3.50%	07/13/2028		217	215,279

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Surface Transport–(continued)
Hertz Corp. (The)
Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	06/30/2028		$ 431	$ 429,309
Term Loan C (1 mo. USD LIBOR + 3.50%)	4.00%	06/14/2028		81	80,908
Hurtigruten (Norway), Term Loan B (3 mo. EURIBOR + 3.50%) (Acquired 04/16/2021-05/25/2021; Cost $790,037)(g)	4.00%	02/22/2025	EUR	691	758,026
Odyssey Logistics & Technology Corp., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	10/12/2024		200	197,761
PODS LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	04/01/2028		660	658,739
					3,940,149

Telecommunications–6.36%
Avaya, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	4.35%	12/15/2027		940	941,743
Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	4.10%	12/15/2027		93	93,089
Cablevision Lightpath LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	11/30/2027		28	28,146
CCI Buyer, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	12/13/2027		662	664,121
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.33%	03/15/2027		715	707,838
Cincinnati Bell, Inc., Term Loan B (3 mo. USD LIBOR + 3.25%)	4.25%	10/02/2024		1,069	1,069,050
Colorado Buyer, Inc.
First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	05/01/2024		157	155,334
Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	05/01/2024		155	153,132
Crown Subsea Communications Holding, Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	5.75%	04/20/2027		353	356,602
Frontier Communications Corp., DIP Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	05/01/2028		359	359,093
GCI Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.50%	10/15/2025		293	293,206
Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	4.50%	12/12/2026		310	310,653
Intelsat Jackson Holdings S.A. (Luxembourg)
DIP Term Loan (1 mo. USD LIBOR + 5.50%)(j)	6.50%	07/13/2022		491	495,093
Term Loan B-3 (1 mo. USD LIBOR + 5.75%)(j)	8.00%	11/27/2023		2,031	2,069,903
Term Loan B-4(d)(j)	–	01/02/2024		260	265,518
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.83%	03/01/2027		633	624,515
MLN US HoldCo LLC, First Lien Term Loan B (3 mo. USD LIBOR + 4.50%)	4.59%	11/30/2025		872	795,618
Radiate Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	09/10/2026		801	799,870
Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.86%	12/07/2026		880	817,156
Windstream Services LLC, Term Loan B (1 mo. USD LIBOR + 6.25%)	7.25%	09/21/2027		1,047	1,054,067
Zayo Group LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.08%	03/09/2027		609	601,566
					12,655,313

Utilities–2.34%
APLP Holdings Ltd. Partnership (Canada), Term Loan B (1 mo. USD LIBOR + 3.75%)	4.75%	04/01/2027		343	344,277
Brookfield WEC Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	08/01/2025		152	150,960
Centuri Group, Inc., Term Loan B(d)	–	08/18/2028		304	303,462
Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/02/2025		750	671,473
Frontera Generation Holdings LLC First Lien Term Loan (Prime Rate + 13.00%) (Acquired 07/28/2021; Cost $245,606)(f)(g)	15.25%	07/28/2026		247	261,651
Second Lien Term Loan (Prime Rate + 1.50%) (Acquired 07/28/2021; Cost $102,217)(g)	3.75%	07/28/2028		238	120,877
Generation Bridge LLC

Term Loan B(d)(f)	–	09/01/2028		264	260,997

Term Loan C(d)(f)	–	09/01/2028		6	5,438
Granite Acquisition, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	03/17/2028		218	217,832
Heritage Power LLC, Term Loan (1 mo. USD LIBOR + 6.00%)	7.00%	07/30/2026		402	362,022
Lightstone Holdco LLC
Term Loan B (3 mo. USD LIBOR + 3.75%)	4.75%	01/30/2024		680	509,428
Term Loan C (3 mo. USD LIBOR + 3.75%)	4.75%	01/30/2024		39	28,775
Nautilus Power LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	05/16/2024		147	136,957
Osmose Utilities Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	06/17/2028		421	419,306
Pike Corp., Incremental Term Loan B (1 mo. USD LIBOR + 3.00%)	3.09%	01/15/2028		209	208,228
PowerTeam Services LLC
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	03/06/2025		131	130,339
Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	4.50%	03/06/2025		194	191,928

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Utilities–(continued)
USIC Holding, Inc.

Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.25%	05/07/2029	$69	$ 70,014

Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	05/31/2028	258	257,643

				4,651,607
Total Variable Rate Senior Loan Interests (Cost $167,735,277)				167,594,463

U.S. Dollar Denominated Bonds & Notes–6.92%
Aerospace & Defense–0.22%

TransDigm, Inc.(k)	6.25%	03/15/2026	409	429,961

Air Transport–0.39%

American Airlines, Inc./AAdvantage Loyalty IP Ltd. (k)	5.50%	04/20/2026	249	262,757

American Airlines, Inc./AAdvantage Loyalty IP Ltd.(k)	5.75%	04/20/2029	484	523,311

				786,068

Building & Development–0.47%

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 10/01/2020-11/19/2020; Cost $728,353)(g)(k)	5.75%	05/15/2026	848	877,680

SRS Distribution, Inc.(k)	4.63%	07/01/2028	51	52,619

				930,299

Business Equipment & Services–0.85%

ADT Security Corp. (The) (k)	4.13%	08/01/2029	627	626,987

Advantage Sales & Marketing, Inc.(k)	6.50%	11/15/2028	431	450,934

Clarivate Science Holdings Corp.(k)	3.88%	07/01/2028	100	101,897

Imola Merger Corp.(k)	4.75%	05/15/2029	256	265,280

WASH Multifamily Acquisition, Inc. (Acquired 04/08/2021; Cost $240,000)(g)(k)	5.75%	04/15/2026	240	251,407

				1,696,505

Cable & Satellite Television–0.75%

Altice Financing S.A. (Luxembourg) (k)	5.00%	01/15/2028	1,042	1,042,667

Virgin Media Secured Finance PLC (United Kingdom)(k)	4.50%	08/15/2030	440	446,842

				1,489,509

Electronics & Electrical–0.43%

CommScope, Inc. (k)	4.75%	09/01/2029	120	121,670

Diebold Nixdorf, Inc.(k)	9.38%	07/15/2025	512	563,200

Energizer Holdings, Inc.(k)	4.38%	03/31/2029	167	167,688

				852,558

Health Care–0.10%

Global Medical Response, Inc. (k)	6.50%	10/01/2025	95	98,087

Organon & Co./Organon Foreign Debt Co-Issuer B.V.(k)	4.13%	04/30/2028	103	106,394

				204,481

Industrial Equipment–0.07%

Madison IAQ LLC(k)	4.13%	06/30/2028	137	137,962

Insurance–0.13%

Acrisure LLC/Acrisure Finance, Inc.(k)	4.25%	02/15/2029	271	268,634

Leisure Goods, Activities & Movies–0.54%

AMC Entertainment Holdings, Inc. (k)	10.50%	04/15/2025	694	745,182

SeaWorld Parks & Entertainment, Inc.(k)	8.75%	05/01/2025	310	335,575

				1,080,757

Lodging & Casinos–0.23%

Caesars Entertainment, Inc.(k)	6.25%	07/01/2025	429	453,968

Nonferrous Metals & Minerals–0.15%

SCIH Salt Holdings, Inc.(k)	4.88%	05/01/2028	295	297,522

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Publishing–0.39%
Mav Acquisition Corp.(k)	5.75%	08/01/2028	$771	$769,150

Radio & Television–0.37%
Diamond Sports Group LLC/Diamond Sports Finance Co. (Acquired 06/10/2020-10/23/2020; Cost $700,628)(g)(k)	5.38%	08/15/2026	908	604,319
Univision Communications, Inc.(k)	4.50%	05/01/2029	130	132,035
				736,354

Retailers (except Food & Drug)–0.08%
PetSmart, Inc./PetSmart Finance Corp.(k)	4.75%	02/15/2028	149	155,333

Surface Transport–0.22%
First Student Bidco, Inc./First Transit Parent, Inc.(k)	4.00%	07/31/2029	442	439,207

Telecommunications–1.06%
Avaya, Inc. (k)	6.13%	09/15/2028	653	689,731
Cablevision Lightpath LLC(k)	3.88%	09/15/2027	85	84,167
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom)(k)	6.75%	10/01/2026	93	96,604
Consolidated Communications, Inc.(k)	6.50%	10/01/2028	87	95,265
Frontier Communications Holdings LLC(k)	5.88%	10/15/2027	126	134,849
Lumen Technologies, Inc.(k)	4.00%	02/15/2027	657	675,067
Windstream Escrow LLC/Windstream Escrow Finance Corp.(k)	7.75%	08/15/2028	319	329,969
				2,105,652

Utilities–0.47%
Artera Services LLC (k)	9.03%	12/04/2025	102	111,562
Calpine Corp.(k)	4.50%	02/15/2028	795	819,844
				931,406
Total U.S. Dollar Denominated Bonds & Notes (Cost $13,415,451)				13,765,326

			Shares

Common Stocks & Other Equity Interests–4.63%(l)
Business Equipment & Services–0.19%
iQor US, Inc.			28,410	385,893

Containers & Glass Products–0.06%
Libbey Glass, Inc. (Acquired 11/13/2020; Cost $126,950)(g)			28,145	116,098

Electronics & Electrical–0.09%
Fusion Connect, Inc.(f)			10	17
Fusion Connect, Inc., Wts., expiring 01/14/2040(f)			90,368	135,552
Internap Corp.(f)			218,015	43,603
Sunguard Availability Services Capital, Inc.			3,420	2,565
				181,737

Industrial Equipment–0.33%
North American Lifting Holdings, Inc.			34,415	656,053

Leisure Goods, Activities & Movies–0.01%
Crown Finance US, Inc. (Acquired 12/09/2020; Cost $0)(g)			35,578	17,609

Nonferrous Metals & Minerals–0.53%
ACNR Holdings, Inc.			26,328	697,692
Arch Resources, Inc.(m)			4,715	356,878
				1,054,570

Oil & Gas–2.96%
Aquadrill LLC			32,261	1,049,289
HGIM Corp.			6,360	29,682
Larchmont Resources LLC(f)			137	204
McDermott International Ltd.(m)			159,391	71,726
Pacific Drilling S.A.			19,788	62,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Master Loan Fund

			Shares	Value

Oil & Gas–(continued)
QuarterNorth Energy, Inc. (Acquired 08/27/2020; Cost $1,283,381)(g)			19,418	$2,281,616
QuarterNorth Energy, Inc., Wts., expiring 08/27/2028 (Acquired 08/27/2020; Cost $806,591)(g)			12,204	1,421,766
Sabine Oil & Gas Holdings, Inc.(f)(m)			1,419	1,930
Southcross Energy Partners L.P. (Acquired 04/26/2016-10/29/2020; Cost $2,491,123)(g)			251,018	10,417
Sunrise Oil & Gas, Inc.			48,875	391,000
Tribune Resources, Inc.(f)			606,015	560,563
Tribune Resources, Inc., Wts., expiring 04/03/2023(f)			156,901	3,923
Vantage Drilling International(m)			890	2,003
				5,886,782

Publishing–0.21%
Clear Channel Outdoor Holdings, Inc.(m)			157,680	414,698

Radio & Television–0.17%
iHeartMedia, Inc., Class A(m)			11,892	295,873
MGOC, Inc.(f)			781,336	45,982
				341,855

Surface Transport–0.06%
Commercial Barge Line Co. (Acquired 01/31/2020-02/06/2020; Cost $104,219)(g)			2,003	50,075
Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030 (Acquired 01/31/2020-07/30/2021; Cost $0)(g)			39,165	12,443
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/05/2020-07/30/2021; Cost $0)(g)			28,360	12,014
Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 01/31/2020-02/06/2020; Cost $109,549)(g)			2,105	52,625
				127,157

Utilities–0.02%
Frontera Generation Holdings LLC (Acquired 07/28/2021; Cost $60,932)(f)(g)			17,409	39,170
Total Common Stocks & Other Equity Interests (Cost $16,988,533)				9,221,622

Preferred Stocks–1.28%(l)
Nonferrous Metals & Minerals–0.28%
ACNR Holdings, Inc., Pfd.			4,059	568,260

Oil & Gas–0.57%
McDermott International Ltd., Pfd.(f)			102,742	66,782
Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-10/31/2019; Cost $999,531)(f)(g)			999,705	534,842
Southcross Energy Partners L.P., Series B, Pfd. (Acquired 01/31/2020; Cost $0)(f)(g)			263,848	534,292
				1,135,916

Surface Transport–0.43%
Commercial Barge Line Co., Series A, Pfd. (Acquired 01/31/2020-02/06/2020; Cost $232,695)(g)			7,452	198,719
Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045 (Acquired 01/31/2020-02/06/2020; Cost $244,588)(g)			7,833	208,878
Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $192,008)(g)			8,078	260,515
Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $134,829)(g)			5,672	182,922
				851,034
Total Preferred Stocks (Cost $1,864,535)				2,555,210

	Interest Rate	Maturity Date	Principal Amount (000)(a)

Non-U.S. Dollar Denominated Bonds & Notes–0.95%(n)
Building & Development–0.06%
APCOA Parking Holdings GmbH (Germany) (3 mo. EURIBOR + 5.00%)(k)(o)	5.00%	01/15/2027	EUR 104	124,438

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Cable & Satellite Television–0.08%
Altice France Holding S.A. (Luxembourg)(k)	4.00%	02/15/2028	EUR 148	$167,503

Chemicals & Plastics–0.12%
Herens Midco S.a.r.l. (Luxembourg)(k)	5.25%	05/15/2029	EUR 203	231,153

Home Furnishings–0.37%
Ideal Standard International S.A. (Belgium)(k)	6.38%	07/30/2026	EUR 122	140,544

Very Group Funding PLC (The) (United Kingdom)(k)	6.50%	08/01/2026	GBP 426	591,455

				731,999

Lodging & Casinos–0.15%
TVL Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 5.38%) (Acquired 11/13/2020-01/28/2021; Cost $273,555)(g)(k)(o)	5.45%	07/15/2025	GBP 229	301,073

Oil & Gas–0.00%
Petroleum GEO-Services ASA, (Norway) (Acquired 02/09/2021; Cost $51,593)(f)(g)	5.00%	02/09/2024	NOK 51	5,934

Retailers (except Food & Drug)–0.17%
Douglas GmbH (Germany)(k)	6.00%	04/08/2026	EUR 282	337,245

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,932,025)				1,899,345

			Shares
Money Market Funds–2.48%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(p)(q)			2,959,838	2,959,838

Invesco Treasury Portfolio, Institutional Class, 0.01%(p)(q)			1,973,225	1,973,225

Total Money Market Funds (Cost $4,933,063)				4,933,063

TOTAL INVESTMENTS IN SECURITIES–100.44% (Cost $206,868,884)				199,969,029

OTHER ASSETS LESS LIABILITIES–(0.44)%				(878,064)

NET ASSETS–100.00%				$199,090,965

Investment Abbreviations:

DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NOK	– Norwegian Krone
Pfd.	– Preferred
PIK	– Pay-in-Kind
USD	– U.S. Dollar
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Master Loan Fund

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	This variable rate interest will settle after August 31, 2021, at which time the interest rate will be determined.
(e)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	Restricted security. The aggregate value of these securities at August 31, 2021 was $15,525,193, which represented 7.80% of the Fund’s Net Assets.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2021 was $242,808, which represented less than 1% of the Fund’s Net Assets.

(j)	The borrower has filed for protection in federal bankruptcy court.
(k)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $15,658,737, which represented 7.87% of the Fund’s Net Assets.

(l)	Securities acquired through the restructuring of senior loans.
(m)	Non-income producing security.
(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2021.
(p)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$8,527,862	$76,121,347	$(81,689,371)	$-	$-	$2,959,838	$2,061
Invesco Treasury Portfolio, Institutional Class	5,685,242	50,589,125	(54,301,142)	-	-	1,973,225	600
Total	$14,213,104	$126,710,472	$(135,990,513)	$-	$-	$4,933,063	$2,661

(q)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)
Currency Risk
10/15/2021	Barclays Capital	USD	411,658	GBP	300,000	$ 839
09/16/2021	BNP Paribas S.A.	GBP	424,143	USD	587,096	3,943
09/16/2021	BNP Paribas S.A.	USD	3,978,000	EUR	3,385,275	20,242
09/16/2021	Canadian Imperial Bank of Commerce	GBP	411,918	USD	569,970	3,625
10/15/2021	Canadian Imperial Bank of Commerce	GBP	415,884	USD	575,997	4,162
10/15/2021	Canadian Imperial Bank of Commerce	USD	706,404	EUR	600,000	2,644
09/16/2021	Citibank, N.A.	EUR	3,014,467	USD	3,565,395	5,102
09/16/2021	Citibank, N.A.	GBP	411,492	USD	569,475	3,716
09/16/2021	Goldman Sachs International	EUR	2,969,475	USD	3,507,901	747
09/16/2021	Goldman Sachs International	USD	4,035,217	EUR	3,436,567	23,604
09/16/2021	Morgan Stanley & Co.	EUR	3,314,467	USD	3,921,192	6,579
10/15/2021	Morgan Stanley & Co.	GBP	415,884	USD	575,989	4,154
09/16/2021	State Street Bank & Trust Co.	EUR	300,000	USD	354,662	341
09/16/2021	State Street Bank & Trust Co.	USD	4,034,358	EUR	3,436,568	24,463
10/15/2021	Toronto Dominion Bank	GBP	416,208	USD	576,396	4,114
09/16/2021	UBS AG	EUR	660,000	USD	781,868	2,363
10/15/2021	UBS AG	GBP	500,000	USD	691,613	4,119
Subtotal-Appreciation						114,757

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Master Loan Fund

Open Forward Foreign Currency Contracts-(continued)
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

Currency Risk
10/15/2021	Barclays Capital	EUR	42,510	USD	50,015	$ (221)
10/15/2021	BNP Paribas S.A.	EUR	3,385,275	USD	3,980,339	(20,200)
09/16/2021	Canadian Imperial Bank of Commerce	USD	579,550	GBP	418,479	(4,184)
10/15/2021	Goldman Sachs International	EUR	3,436,567	USD	4,037,596	(23,557)
09/16/2021	Morgan Stanley & Co.	USD	579,542	GBP	418,479	(4,175)
10/15/2021	State Street Bank & Trust Co.	EUR	3,436,568	USD	4,036,733	(24,420)
09/16/2021	Toronto Dominion Bank	USD	568,580	GBP	410,594	(4,056)
Subtotal-Depreciation						(80,813)
Total Forward Foreign Currency Contracts						$ 33,944

Abbreviations:

EUR	- Euro
GBP	- British Pound Sterling
USD	- U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Master Loan Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $201,935,821)	$195,035,966

Investments in affiliated money market funds, at value (Cost $4,933,063)	4,933,063

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	114,757

Cash	3,419,868

Foreign currencies, at value (Cost $490,766)	490,577

Receivable for:
Investments sold	17,254,313

Dividends	166

Interest	1,527,522

Investments matured, at value (Cost $102,646)	84,877

Investment for trustee deferred compensation and retirement plans	81,980

Other assets	32,726

Total assets	222,975,815

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	80,813

Payable for:
Investments purchased	21,952,585

Accrued fees to affiliates	11,878

Accrued trustees’ and officers’ fees and benefits	3,964

Accrued other operating expenses	187,295

Trustee deferred compensation and retirement plans	81,980

Unfunded loan commitments	1,566,335

Total liabilities	23,884,850
Net assets applicable to shares outstanding	$199,090,965

Net assets consist of:
Shares of beneficial interest	$(684,921,007)

Distributable earnings	884,011,972

$199,090,965

Net Assets:
Class R6	$199,090,965

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	12,390,835

Class R6:
Net asset value and offering price per share	$16.07

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Master Loan Fund

Statement of Operations

For the year ended August 31, 2021

Investment income:
Interest	$10,926,356

Other income	55,220

Dividends from affiliated money market funds	2,661

Total investment income	10,984,237

Expenses:
Advisory fees	572,164

Administrative services fees	28,432

Custodian fees	22,128

Interest, facilities and maintenance fees	208,594

Transfer agent fees	15,426

Trustees’ and officers’ fees and benefits	26,807

Registration and filing fees	35,311

Reports to shareholders	22,109

Professional services fees	236,580

Other	6,477

Total expenses	1,174,028

Less: Fees waived	(178,657)

Net expenses	995,371

Net investment income	9,988,866

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(35,071,638)

Foreign currencies	(66,165)

Forward foreign currency contracts	172,337

(34,965,466)

Change in net unrealized appreciation of:
Unaffiliated investment securities	46,229,185

Foreign currencies	46,610

Forward foreign currency contracts	33,944

46,309,739

Net realized and unrealized gain	11,344,273

Net increase in net assets resulting from operations	$21,333,139

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Master Loan Fund

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	2021	2020
Operations:
Net investment income	$9,988,866	$22,173,861

Net realized gain (loss)	(34,965,466)	(72,294,203)

Change in net unrealized appreciation	46,309,739	12,181,300

Net increase (decrease) in net assets resulting from operations	21,333,139	(37,939,042)

Distributions to shareholders from distributable earnings:
Class R6	(9,828,279)	(10,859,810)

Share transactions–net:
Class R6	8,304,387	(439,433,542)

Net increase (decrease) in net assets	19,809,247	(488,232,394)

Net assets:
Beginning of year	179,281,718	667,514,112

End of year	$199,090,965	$179,281,718

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Master Loan Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class R6
Year ended 08/31/21	$15.15	$0.78	$0.91	$1.69	$(0.77)	$16.07	11.46%	$199,091	0.50%		0.59%		0.38%		4.99%		89%
Year ended 08/31/20	17.21	0.85	(2.40)	(1.55)	(0.51)	15.15	(8.97)	179,282	0.69		0.69		0.50		5.17		53
Eleven months ended 08/31/19	17.56	0.94	(1.29)	(0.35)	—	17.21	(1.99)	667,514	0.50	(e)	0.50	(e)	0.36	(e)	5.90	(e)	42
Year ended 09/30/18	16.58	0.94	0.04	0.98	—	17.56	5.91	1,352,914	0.36		0.37		0.36		5.52		66
Year ended 09/30/17	15.61	0.92	0.05	0.97	—	16.58	6.21	1,558,751	0.35		0.36		0.35		5.63		80
Year ended 09/30/16	14.64	0.84	0.13	0.97	—	15.61	6.63	1,406,679	0.36		0.36		0.36		5.70		74

(a)	Calculated using average shares outstanding.

(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.00%, 0.01%, 0.01% and 0.00% for the eleven months ended August 31, 2019 and the years ended September 30, 2018, 2017 and 2016, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Master Loan Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Master Loan Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek income.

Shares of the Fund are sold only to other investment companies. The Fund currently offers Class R6 shares. Class R6 shares are sold at net asset value.

For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income

28	Invesco Master Loan Fund

and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes- The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), it distributive share of all items of Fund income, gains, losses and deduction for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code to fail that qualification.

The Fund has analyzed its tax positions, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

F.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

29	Invesco Master Loan Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

M.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

N.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the NAV of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

O.

Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

P.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an annual fee of 0.30% based on the average daily net assets of the Fund. The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 0.38% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limit or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2021, the Adviser waived advisory fees of $178,657.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the funds’s custodian.

30	Invesco Master Loan Fund

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    Certain officers and trustees of the Fund are officers and directors of the Adviser and IIS.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

    Level 1 - Prices are determined using quoted prices in an active market for identical assets.

    Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

    Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$162,500,230	$5,094,233	$167,594,463

U.S. Dollar Denominated Bonds & Notes	–	13,765,326	–	13,765,326

Common Stocks & Other Equity Interests	1,141,178	7,249,500	830,944	9,221,622

Preferred Stocks	–	1,419,294	1,135,916	2,555,210

Non-U.S. Dollar Denominated Bonds & Notes	–	1,893,411	5,934	1,899,345

Money Market Funds	4,933,063	–	–	4,933,063

Total Investments in Securities	6,074,241	186,827,761	7,067,027	199,969,029

Other Investments - Assets*

Investments Matured	–	–	84,877	84,877

Forward Foreign Currency Contracts	–	114,757	–	114,757

	–	114,757	84,877	199,634

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(80,813)	–	(80,813)

Total Other Investments	–	33,944	84,877	118,821

Total Investments	$6,074,241	$186,861,705	$7,151,904	$200,087,850

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

    A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

    The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2021:

						Change in
				Accrued		Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Realized	Appreciation	into	out of	Value
	08/31/20	at Cost	from Sales	Premiums	Gain (Loss)	(Depreciation)	Level 3*	Level 3*	08/31/21
Variable Rate Senior Loan Interests	$18,012,519	$4,543,275	$(15,371,529)	$35,976	$(1,017,575)	$1,115,379	$865,998	$(3,089,810)	$5,094,233
Common Stocks & Other Equity Interests	2,116,885	60,932	(2,901,920)	-	(14,912,191)	15,752,844	714,394	-	830,944
Preferred Stocks	-	-	(61,957)	-	61,957	40,043	1,095,873	-	1,135,916
Non-U.S. Dollar Denominated Bonds & Notes	-	51,593	-	-	-	(45,659)	-	-	5,934
Investments Matured	302,658	48,978	(301,916)	115	1	35,041	-	-	84,877
Total	$20,432,062	$4,704,778	$(18,637,322)	$36,091	$(15,867,808)	$16,897,648	$2,676,265	$(3,089,810)	$7,151,904

*Transfers into and out of level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

    Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and

31	Invesco Master Loan Fund

close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$114,757

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$114,757

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(80,813)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(80,813)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2021.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Capital	$839	$(221)	$618	$–	$–	$618
BNP Paribas S.A.	24,185	(20,200)	3,985	–	–	3,985
Canadian Imperial Bank of Commerce	10,431	(4,184)	6,247	–	–	6,247
Citibank, N.A.	8,818	–	8,818	–	–	8,818
Goldman Sachs International	24,351	(23,557)	794	–	–	794
Morgan Stanley & Co.	10,733	(4,175)	6,558	–	–	6,558
State Street Bank & Trust Co.	24,804	(24,420)	384	–	–	384
Toronto Dominion Bank	4,114	(4,056)	58	–	–	58
UBS AG	6,482	–	6,482	–	–	6,482
Total	$114,757	$(80,813)	$33,944	$–	$–	$33,944

Effect of Derivative Investments for the year ended August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Currency
Risk

Realized Gain:
Forward foreign currency contracts	$172,337

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	33,944

Total	$206,281

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$20,968,104

32	Invesco Master Loan Fund

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

Effective February 19, 2021, the Fund has entered into a credit agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $900 million, collectively by certain Funds, and which will expire on February 18, 2022. Prior to February 19, 2021, the credit agreement permitted borrowings up to $1.5 billion. The credit agreement is secured by the assets of the Fund. During the year ended August 31, 2021, the Fund did not borrow under the credit agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement.

NOTE 7–Unfunded Loan Commitments

As of August 31, 2021, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
Al Aqua Merger Sub, Inc.	Delayed Draw Term Loan	$ 122,770	$ 969
Constant Contact	Delayed Draw Term Loan	165,386	259
Fieldwood Energy LLC	DIP Term Loan	545,759	23,110
ImageFirst	Delayed Draw Term Loan	36,075	181
McDermott International Ltd.	LOC	342,114	(69,278)
Southcross Energy Partners L.P.	Revolver Loan	271,166	(5,423)
TGP Holdings III LLC	Delayed Draw Term Loan	26,014	158
Thermostat Purchaser III, Inc.	Delayed Draw Term Loan	40,796	307
Trident TPI Holdings, Inc.	Delayed Draw Term Loan	16,255	22
		$1,566,335	$(49,695)

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2021 was $186,040,264 and $172,237,825, respectively.

NOTE 9–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2021, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$342,114	$272,836

NOTE 10–Dividends

The Fund declared the following monthly dividends from net investment income subsequent to August 31, 2021:

		Amount Per Share
Share Class	Record Date	Payable September 30, 2021
Class R6	Daily	$0.0571

33	Invesco Master Loan Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended August 31, 2021(a)		Year ended August 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class R6	2,572,336	$40,205,356	3,642,211	$54,614,795

Issued as reinvestment of dividends:
Class R6	633,350	9,870,589	684,505	10,465,018

Reacquired:
Class R6	(2,646,984)	(41,771,558)	(31,282,219)	(504,513,355)

Net increase (decrease) in share activity	558,702	$8,304,387	(26,955,503)	$(439,433,542)

(a)	100% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

34	Invesco Master Loan Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Master Loan Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Master Loan Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2021 and the eleven months ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the two years in the period ended August 31, 2021 and the eleven months ended August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Oppenheimer Master Loan Fund, LLC (subsequently renamed Invesco Master Loan Fund) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

35	Invesco Master Loan Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/21)	Expenses Paid During Period[2]
Class R6	$1,000.00	$1,041.90	$2.16	$1,023.09	$2.14	0.42%

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

36	Invesco Master Loan Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Master Loan Fund’s (formerly, Invesco Oppenheimer Master Loan Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the J.P. Morgan Leveraged Loan Index (Index). The Board noted that performance of Class R6 shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class R6 shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that credit selection, specifically holdings of certain loans, as well as the Fund’s equity positions negatively impacted Fund performance. The Board also noted that the Fund currently is not sold directly to retail shareholders, but rather is only available for purchase by other Invesco funds or pooled vehicles. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could

37	Invesco Master Loan Fund

produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class R6 shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

38	Invesco Master Loan Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)

Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	184	None

Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-5	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7	Invesco Master Loan Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-MLF-AR-1

Annual Report to Shareholders	August 31, 2021

Invesco NASDAQ 100 Index Fund

Nasdaq:

R6: IVNQX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

Invesco NASDAQ 100 Index Fund (the Fund) incepted on October 13, 2020. From the Fund’s inception to the end of the reporting period on August 31, 2021 Class R6 shares of the Fund, at net asset value (NAV), underperformed the NAS-DAQ 100® Index, the Fund’s broad market/style-specific benchmark.

Additional information about your Fund’s performance appears later in this report.

Fund vs. Indexes

Cumulative total returns, 10/13/20 (inception date) to 8/31/21 at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class R6 Shares	29.24%
NASDAQ-100 Index▼ (Broad Market/Style-Specific Index)	29.80
Lipper Large-Cap Growth Funds Index∎ (Peer Group Index)	27.12

Source(s): ▼Bloomberg LP; ∎Lipper Inc.

Market conditions and your Fund

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Volatility also increased as investors became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

    US equity markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

    US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.63%1 at the end of the reporting period. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March 2021 saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. The Consumer Price Index (CPI) reported for both June and July increased 5.4% over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the reporting period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued inflation concerns. For the reporting period ended August 31, 2021, the S&P 500 Index returned 30.49%.3

    Invesco NASDAQ 100 Index Fund (“the Fund”) invests in stocks in approximately the same proportion as they are represented in the NASDAQ 100 Index (“the Underlying Index”).

    During the reporting period from the Fund’s inception (October 13, 2020) through August 31, 2021, the information technology (IT), communication services, consumer discretionary and health care sectors contributed the most to the Fund’s overall performance. All sectors in which the Fund invests positively contributed to the Fund’s overall performance. Market sectors that did not contribute to overall returns for the Fund because they were not held during the reporting period included energy, materials and real estate. The financials sector also did not contribute to the Fund’s overall performance because it is excluded from the Underlying Index.

    Leading contributors to the Fund’s performance for the reporting period included Microsoft, Apple, Alphabet and Tesla. Investors focused on companies that delivered strong earnings and increased revenue growth during the reporting period such as Microsoft, Apple and Alphabet.

    Top detractors from the Fund’s performance for the reporting period were Zoom Video Communications and Vertex Pharmaceuticals. The Zoom Video Communications’ negative returns were associated with the economy reopening and the move back to the office as more of the population received the COVID-19 vaccine. Vertex Pharmaceuticals’ decision to stop the development of an experimental drug during a Phase 2 trial was the main cause of its negative performance. Other detractors included Amazon and Splunk.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including NASDAQ 100 futures contracts, to gain exposure to the equity market. During the reporting period, the Fund invested in NASDAQ 100 futures contracts, which generated a positive return and were a slight contributor to the Fund’s absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco NASDAQ 100 Index Fund.

1 Source: Bloomberg LP

2 Source: Bureau of Labor Statistics, July 13, 2021

3 Source: Lipper Inc.

Portfolio manager(s):

Pratik Doshi

Peter Hubbard

Michael Jeanette

Tony Seisser

The views and opinions expressed in management’s discussion of Fund performance are those of

2                         Invesco NASDAQ 100 Index Fund

Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                        Invesco NASDAQ 100 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/13/20

1	Source: Bloomberg LP
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                        Invesco NASDAQ 100 Index Fund

Cummulative Total Returns
As of 8/31/21

Class R6 Shares
Inception (10/13/20)	29.24%

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Performance figures reflect reinvested distributions and changes in net asset value. Shares of the Fund are sold at net asset value without a sales charge. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                        Invesco NASDAQ 100 Index Fund

Supplemental Information

Invesco NASDAQ 100 Index Fund’s investment objective is to seek to track the investment results (before fees and expenses) of the NASDAQ-100 Index® (the “Underlying Index”).

∎	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The NASDAQ-100® Index includes 100 of the largest domestic and international nonfinancial securities listed on The Nasdaq Stock Market, based on the market capitalization.
∎	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                        Invesco NASDAQ 100 Index Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Information Technology	47.91%
Communication Services	19.28
Consumer Discretionary	16.30
Health Care	6.41
Consumer Staples	4.61
Industrials	2.67
Utilities	0.86
Money Market Funds Plus Other Assets Less Liabilities	1.96

Top 10 Equity Holdings*

% of total net assets
1. Apple, Inc.	11.05%
2. Microsoft Corp.	9.92
3. Amazon.com, Inc.	7.66
4. Alphabet, Inc., Class C	4.10
5. Facebook, Inc., Class A	3.97
6. Tesla, Inc.	3.83
7. Alphabet, Inc., Class A	3.82
8. NVIDIA Corp.	3.70
9. PayPal Holdings, Inc.	2.25
10. Adobe, Inc.	2.11

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2021.

7                        Invesco NASDAQ 100 Index Fund

Schedule of Investments(a)

August 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–98.04%
Apparel Retail–0.28%
Ross Stores, Inc.	104	$12,314

Apparel, Accessories & Luxury Goods–0.33%
lululemon athletica, inc.(b)	36	14,406

Application Software–6.10%
Adobe, Inc.(b)	140	92,918

ANSYS, Inc.(b)	25	9,134

Atlassian Corp. PLC, Class A(b)	39	14,315

Autodesk, Inc.(b)	65	20,156

Cadence Design Systems, Inc.(b)	81	13,242

DocuSign, Inc.(b)	57	16,885

Intuit, Inc.	79	44,723

Splunk, Inc.(b)	48	7,338

Synopsys, Inc.(b)	45	14,951

Workday, Inc., Class A(b)	55	15,024

Zoom Video Communications, Inc., Class A(b)	68	19,686

		268,372

Automobile Manufacturers–3.83%
Tesla, Inc.(b)	229	168,480

Automotive Retail–0.28%
O’Reilly Automotive, Inc.(b)	21	12,476

Biotechnology–3.92%
Amgen, Inc.	167	37,663

Biogen, Inc.(b)	44	14,912

Gilead Sciences, Inc.	366	26,637

Incyte Corp.(b)	65	4,972

Moderna, Inc.(b)	117	44,073

Regeneron Pharmaceuticals, Inc.(b)	30	20,202

Seagen, Inc.(b)	53	8,883

Vertex Pharmaceuticals, Inc.(b)	75	15,022

		172,364

Broadcasting–0.14%
Fox Corp., Class A	96	3,594

Fox Corp., Class B	74	2,563

		6,157

Cable & Satellite–3.04%
Charter Communications, Inc., Class A(b)	55	44,916

Comcast Corp., Class A	1,336	81,069

Sirius XM Holdings, Inc.	1,192	7,474

		133,459

Communications Equipment–1.65%
Cisco Systems, Inc.	1,229	72,536

Construction Machinery & Heavy Trucks–0.19%
PACCAR, Inc.	102	8,351

Data Processing & Outsourced Services–3.63%
Automatic Data Processing, Inc.	124	25,921

Fiserv, Inc.(b)	195	22,969

	Shares	Value

Data Processing & Outsourced Services–(continued)
Paychex, Inc.	105	$12,019

PayPal Holdings, Inc.(b)	342	98,722

		159,631

Diversified Support Services–0.50%
Cintas Corp.	30	11,873

Copart, Inc.(b)	69	9,958

		21,831

Drug Retail–0.29%
Walgreens Boots Alliance, Inc.	252	12,789

Electric Utilities–0.86%
American Electric Power Co., Inc.	146	13,077

Exelon Corp.	285	13,971

Xcel Energy, Inc.	157	10,794

		37,842

General Merchandise Stores–0.14%
Dollar Tree, Inc.(b)	67	6,066

Health Care Equipment–1.52%
DexCom, Inc.(b)	28	14,824

IDEXX Laboratories, Inc.(b)	24	16,170

Intuitive Surgical, Inc.(b)	34	35,821

		66,815

Health Care Supplies–0.37%
Align Technology, Inc.(b)	23	16,307

Health Care Technology–0.15%
Cerner Corp.	88	6,719

Hotels, Resorts & Cruise Lines–1.03%
Booking Holdings, Inc.(b)	12	27,596

Marriott International, Inc., Class A(b)	95	12,838

Trip.com Group Ltd., ADR (China)(b)	154	4,696

		45,130

Hypermarkets & Super Centers–1.34%
Costco Wholesale Corp.	129	58,758

Industrial Conglomerates–1.07%
Honeywell International, Inc.	202	46,846

Interactive Home Entertainment–0.89%
Activision Blizzard, Inc.	227	18,698

Electronic Arts, Inc.	83	12,052

NetEase, Inc., ADR (China)	88	8,573

		39,323

Interactive Media & Services–12.41%
Alphabet, Inc., Class A(b)	58	167,849

Alphabet, Inc., Class C(b)	62	180,373

Baidu, Inc., ADR (China)(b)	75	11,776

Facebook, Inc., Class A(b)	460	174,515

Match Group, Inc.(b)	79	10,858

		545,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco NASDAQ 100 Index Fund

	Shares	Value

Internet & Direct Marketing Retail–9.31%
Amazon.com, Inc.(b)	97	$336,667

eBay, Inc.	199	15,271

JD.com, Inc., ADR (China)(b)	235	18,461

MercadoLibre, Inc. (Argentina)(b)	15	28,012

Pinduoduo, Inc., ADR (China)(b)	111	11,102

		409,513

Internet Services & Infrastructure–0.38%
Okta, Inc.(b)	36	9,490

VeriSign, Inc.(b)	33	7,136

		16,626

IT Consulting & Other Services–0.27%
Cognizant Technology Solutions Corp., Class A	154	11,752

Leisure Products–0.18%
Peloton Interactive, Inc., Class A(b)	78	7,815

Life Sciences Tools & Services–0.45%
Illumina, Inc.(b)	43	19,658

Movies & Entertainment–1.67%
Netflix, Inc.(b)	129	73,426

Packaged Foods & Meats–0.87%
Kraft Heinz Co. (The)	357	12,848

Mondelez International, Inc., Class A	410	25,449

		38,297

Railroads–0.49%
CSX Corp.	663	21,567

Research & Consulting Services–0.22%
Verisk Analytics, Inc.	47	9,483

Restaurants–0.92%
Starbucks Corp.	343	40,299

Semiconductor Equipment–2.18%
Applied Materials, Inc.	267	36,080

ASML Holding N.V., New York Shares (Netherlands)	23	19,160

KLA Corp.	45	15,298

Lam Research Corp.	42	25,402

		95,940

Semiconductors–12.06%
Advanced Micro Devices, Inc.(b)	354	39,195

Analog Devices, Inc.	108	17,598

Broadcom, Inc.	119	59,168

Intel Corp.	1,177	63,629

Marvell Technology, Inc.	239	14,624

	Shares	Value

Semiconductors–(continued)
Microchip Technology, Inc.	80	$12,589

Micron Technology, Inc.(b)	327	24,100

NVIDIA Corp.	727	162,739

NXP Semiconductors N.V. (China)	80	17,210

QUALCOMM, Inc.	329	48,261

Skyworks Solutions, Inc.	48	8,806

Texas Instruments, Inc.	269	51,355

Xilinx, Inc.	71	11,047

		530,321

Soft Drinks–2.11%
Keurig Dr Pepper, Inc.	414	14,768

Monster Beverage Corp.(b)	155	15,123

PepsiCo, Inc.	403	63,025

		92,916

Systems Software–10.40%
Check Point Software Technologies Ltd. (Israel)(b)	39	4,899

Crowdstrike Holdings, Inc., Class A(b)	58	16,298

Microsoft Corp.	1,444	435,915

		457,112

Technology Distributors–0.19%
CDW Corp.	41	8,225

Technology Hardware, Storage & Peripherals–11.04%
Apple, Inc.(c)	3,198	485,552

Trading Companies & Distributors–0.21%
Fastenal Co.	167	9,327

Wireless Telecommunication Services–1.13%
T-Mobile US, Inc.(b)	364	49,875

Total Common Stocks & Other Equity Interests (Cost $3,541,014)		4,310,047

Money Market Funds–9.38%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	144,597	144,597

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(d)(e)	102,761	102,802

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	165,254	165,254

Total Money Market Funds (Cost $412,653)		412,653

TOTAL INVESTMENTS IN SECURITIES–107.42% (Cost $3,953,667)		4,722,700

OTHER ASSETS LESS LIABILITIES–(7.42)%		(326,415)

NET ASSETS–100.00%		$4,396,285

Investment Abbreviations:

ADR - American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco NASDAQ 100 Index Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,240,176	$(1,095,579)	$-	$-	$144,597	$4
Invesco Liquid Assets Portfolio, Institutional Class	-	885,840	(783,038)	-	-	102,802	3
Invesco Treasury Portfolio, Institutional Class	-	1,417,344	(1,252,090)	-	-	165,254	2
Total	$-	$3,543,360	$(3,130,707)	$-	$-	$412,653	$9

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation

Equity Risk

Micro E-mini Nasdaq-100 Index	3	September-2021	$93,495	$10,660	$10,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco NASDAQ 100 Index Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $3,541,014)	$4,310,047

Investments in affiliated money market funds, at value (Cost $412,653)	412,653

Receivable for:
Dividends	2,457

Investment for trustee deferred compensation and retirement plans	1,298

Other assets	3,087

Total assets	4,729,542

Liabilities:
Other investments:
Variation margin payable - futures contracts	90

Payable for:
Investments purchased	315,882

Fund shares reacquired	5

Accrued fees to affiliates	3,705

Accrued trustees’ and officers’ fees and benefits	2,468

Accrued other operating expenses	9,809

Trustee deferred compensation and retirement plans	1,298

Total liabilities	333,257

Net assets applicable to shares outstanding	$4,396,285

Net assets consist of:
Shares of beneficial interest	$3,594,579

Distributable earnings	801,706

$4,396,285

Net Assets:
Class R6	$4,396,285

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	136,611

Class R6:
Net asset value and offering price per share	$32.18

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco NASDAQ 100 Index Fund

Statement of Operations

For the period October 13, 2020 (commencement date) through August 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $ 22)	$18,959

Dividends from affiliated money market funds	9

Total investment income	18,968

Expenses:
Advisory fees	3,812

Administrative services fees	309

Custodian fees	520

Transfer agent fees	356

Trustees’ and officers’ fees and benefits	17,146

Registration and filing fees	967

Licensing fees	1,336

Reports to shareholders	21,700

Professional services fees	79,178

Other	9,474

Total expenses	134,798

Less: Fees waived and/or expenses reimbursed	(127,439)

Net expenses	7,359

Net investment income	11,609

Realized and unrealized gain from:
Net realized gain from:
Unaffiliated investment securities	10,107

Futures contracts	3,918

14,025

Change in net unrealized appreciation of:
Unaffiliated investment securities	769,033

Futures contracts	10,660

779,693

Net realized and unrealized gain	793,718

Net increase in net assets resulting from operations	$805,327

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco NASDAQ 100 Index Fund

Statement of Changes in Net Assets

For the period October 13, 2020 (commencement date) through August 31, 2021

October 13, 2020 (commencement date) through August 31, 2021

Operations:
Net investment income	$11,609

Net realized gain	14,025

Change in net unrealized appreciation	779,693

Net increase in net assets resulting from operations	805,327

Distributions to shareholders from distributable earnings:
Class R6	(10,980)

Share transactions–net:
Class R6	3,601,938

Net increase in net assets	4,396,285

Net assets:
Beginning of period	–

End of period	$4,396,285

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco NASDAQ 100 Index Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class R6
Period ended 08/31/21(d)	$25.00	$0.11	$7.18	$7.29	$(0.11)	$32.18	29.24%	$4,396	0.29	%(e)	5.30	%(e)	0.46	%(e)	6%

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(d)	Commencement date of October 13, 2020.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco NASDAQ 100 Index Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco NASDAQ 100 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to track the investment results (before fees and expenses) of the NASDAQ-100 Index® (the “Underlying Index”).

The Fund currently consists of one class of shares, Class R6. Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations

15 Invesco NASDAQ 100 Index Fund

and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

I.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

J.

Other Risks - The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

K.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.150%
Over $2 billion	0.140%

For the period October 13, 2020 (commencement date) through August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.15%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class R6 shares to 0.29% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken

16                        Invesco NASDAQ 100 Index Fund

into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period October 13, 2020 (commencement date) through August 31, 2021, the Adviser waived advisory fees of $3,812 and reimbursed fund level expenses of $123,627.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period October 13, 2020 (commencement date) through August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period October 13, 2020 (commencement date) through August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund’s shares. The Fund does not pay a distribution fee to IDI under the agreement.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$4,310,047	$–	$–	$4,310,047
Money Market Funds	412,653	–	–	412,653
Total Investments in Securities	4,722,700	–	–	4,722,700

Other Investments - Assets*
Futures Contracts	10,660	–	–	10,660
Total Investments	$4,733,360	$–	$–	$4,733,360

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

17                        Invesco NASDAQ 100 Index Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$10,660

Derivatives not subject to master netting agreements	(10,660)

Total Derivative Assets subject to master netting agreements	$-

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the period October 13, 2020 (commencement date) through August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$ 3,918
Change in Net Unrealized Appreciation:
Futures contracts	10,660
Total	$14,578

    The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$85,714

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period October 13, 2020 (commencement date) through August 31, 2021:

2021

Ordinary income*	$10,980

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$26,275

Undistributed long-term capital gain	8,747

Net unrealized appreciation – investments	767,417

Temporary book/tax differences	(733)

Shares of beneficial interest	3,594,579

Total net assets	$4,396,285

18                        Invesco NASDAQ 100 Index Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the period October 13, 2020 (commencement date) through August 31, 2021 was $3,718,588 and $187,681, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$796,521

Aggregate unrealized (depreciation) of investments	(29,104)

Net unrealized appreciation of investments	$767,417

Cost of investments for tax purposes is $3,965,943.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of nondeductible stock issuance cost, on August 31, 2021, undistributed net investment income was increased by $7,359 and shares of beneficial interest was decreased by $7,359. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	August 31, 2021(a)(b)
	Shares	Amount
Sold:
Class R6	137,077	$3,615,070

Issued as reinvestment of dividends:
Class R6	74	2,060

Reacquired:
Class R6	(540)	(15,192)
Net increase in share activity	136,611	$3,601,938

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 59% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

(b)	Commencement date of October 13, 2020.

19                        Invesco NASDAQ 100 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco NASDAQ 100 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco NASDAQ 100 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 13, 2020 (commencement of operations) through August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the period October 13, 2020 (commencement of operations) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 25, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20                        Invesco NASDAQ 100 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class R6	$1,000.00	$1,206.80	$1.61	$1,023.74	$1.48	0.29%

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                        Invesco NASDAQ 100 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco NASDAQ 100 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board did not consider Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund, because the Fund is new and has no performance history. The Board did review performance expectations for the Fund as well as information provided regarding the experience of the portfolio managers in managing products with strategies similar to that of the Fund. The Board noted that the Fund seeks to track the investment results of an underlying index, and that the Fund’s performance will typically lag the underlying index due to the fees associated with the Fund.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board considered the advisory fee schedule of the Fund. The Board noted that the advisory fee is above the Lipper Large Cap Growth classification median fees. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. The Board compared the Fund’s effective advisory fee rate

22                        Invesco NASDAQ 100 Index Fund

(defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed affiliated exchange traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2020.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The

Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

23                        Invesco NASDAQ 100 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	50.28%
Corporate Dividends Received Deduction*	49.78%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

    * The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                        Invesco NASDAQ 100 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                        Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2                         Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	184	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3                         Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                         Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-5                         Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6                         Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                         Invesco NASDAQ 100 Index Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	NDQ-AR-1

Annual Report to Shareholders	August 31, 2021

Invesco S&P 500 Index Fund

Nasdaq:

A: SPIAX ∎ C: SPICX ∎ Y: SPIDX ∎ R6: SPISX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

16	Financial Statements

19	Financial Highlights

20	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Fund Expenses

28	Approval of Investment Advisory and Sub-Advisory Contracts

30	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2021, Class A shares of Invesco S&P 500 Index Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Index, the Fund’s broad market/style-specific benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/20 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	30.46%
Class C Shares	29.65
Class Y Shares	30.80
Class R6 Shares	30.86
S&P 500 Index▼ (Broad Market/Style-Specific Index)	31.17
Lipper S&P 500 Objective Funds Index∎ (Peer Group Index)	30.92
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October of 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Volatility also increased as investors became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January of 2021. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.63%1 at the fiscal year-end. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March of 2021 saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April of 2021.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July of 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. The Consumer Price Index (CPI) reported for both June and July increased 5.4% over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August of 2021 due to increasing COVID-19 infection rates in the US and abroad, as well as continued inflation concerns. For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

Invesco S&P 500 Index Fund invests in stocks in approximately the same proportion as they are represented in the S&P 500 Index.

  During the fiscal year, the information technology (IT), financials, communication services, consumer staples and health care sectors contributed the most to the Fund’s overall performance. No market sectors delivered negative overall returns for the Fund during the fiscal year.

  Leading contributors to the Fund’s performance for the fiscal year included Microsoft, Alphabet, Apple and JP Morgan Chase & Co. Microsoft and Alphabet repeatedly delivered strong earnings and increased revenue growth during the fiscal year.

  Top detractors from the Fund’s performance for the fiscal year were Amazon and Vertex Pharmaceuticals. Vertex Pharmaceuticals’ decision to stop the development of an experimental drug during a Phase 2 trial was the cause of its negative performance. Other detractors included Salesforce and Amgen.

  Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which generated a positive return and were a slight contributor to the Fund’s absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

  Thank you for your investment in Invesco S&P 500 Index Fund.

1	Source: Bloomberg LP

2	Source: US Bureau of Labor Statistics, July 13, 2021

3	Source: Lipper Inc.

Portfolio manager(s):

Pratik Doshi

Peter Hubbard

Michael Jeanette

Tony Seisser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2	Invesco S&P 500 Index Fund

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/11

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco S&P 500 Index Fund

Average Annual Total Returns

As of 8/31/21, including maximum applicable sales charges

Class A Shares

Inception (9/26/97)	7.91%
10 Years	15.04
5 Years	16.05
1 Year	23.28

Class C Shares
Inception (9/26/97)	7.88%
10 Years	15.00
5 Years	16.53
1 Year	28.65

Class Y Shares
Inception (9/26/97)	8.42%
10 Years	15.98
5 Years	17.67
1 Year	30.80

Class R6 Shares
10 Years	15.85%
5 Years	17.69
1 Year	30.86

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley S&P 500 Index Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

  Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

  The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a

CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco S&P 500 Index Fund

Supplemental Information

Invesco S&P 500 Index Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Lipper S&P 500® Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco S&P 500 Index Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	27.28%

Health Care	13.04

Consumer Discretionary	11.61

Communication Services	11.17

Financials	10.91

Industrials	7.98

Consumer Staples	5.61

Real Estate	2.54

Materials	2.50

Utilities	2.42

Energy	2.34

Money Market Funds Plus Other Assets Less Liabilities	2.60

Top 10 Equity Holdings*

		% of total net assets

1.	Apple, Inc.	6.06%

2.	Microsoft Corp.	5.79

3.	Amazon.com, Inc.	3.78

4.	Facebook, Inc., Class A	2.31

5.	Alphabet, Inc., Class A	2.22

6.	Alphabet, Inc., Class C	2.11

7.	Tesla, Inc.	1.44

8.	NVIDIA Corp.	1.42

9.	Berkshire Hathaway, Inc., Class B	1.38

10.	JPMorgan Chase & Co.	1.23

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco S&P 500 Index Fund

Schedule of Investments(a)

August 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests-97.40%
Advertising-0.08%
Interpublic Group of Cos., Inc. (The)	22,279	$ 829,447
Omnicom Group, Inc.	12,280	899,142
		1,728,589

Aerospace & Defense-1.47%
Boeing Co. (The)(b)	31,281	6,866,180
General Dynamics Corp.	13,278	2,659,716
Howmet Aerospace, Inc.	22,292	707,771
Huntington Ingalls Industries, Inc.	2,313	472,245
L3Harris Technologies, Inc.	12,002	2,796,586
Lockheed Martin Corp.	14,064	5,060,227
Northrop Grumman Corp.	8,387	3,083,900
Raytheon Technologies Corp.	86,754	7,353,269
Teledyne Technologies, Inc.(b)	2,643	1,224,713
Textron, Inc.	13,074	950,088
TransDigm Group, Inc.(b)	3,109	1,888,624
		33,063,319

Agricultural & Farm Machinery-0.30%
Deere & Co.	17,901	6,767,115

Agricultural Products-0.08%
Archer-Daniels-Midland Co.	31,782	1,906,920

Air Freight & Logistics-0.60%
C.H. Robinson Worldwide, Inc.	7,765	699,316
Expeditors International of Washington, Inc.	9,669	1,205,144
FedEx Corp.	13,800	3,666,522
United Parcel Service, Inc., Class B	40,855	7,992,464
		13,563,446

Airlines-0.22%
Alaska Air Group, Inc.(b)	7,063	404,992
American Airlines Group, Inc.(b)(c)	34,889	695,687
Delta Air Lines, Inc.(b)	36,430	1,473,229
Southwest Airlines Co.(b)	33,718	1,678,482
United Airlines Holdings, Inc.(b)(c)	16,718	777,554
		5,029,944

Alternative Carriers-0.03%
Lumen Technologies, Inc.	56,404	693,769

Apparel Retail-0.38%
Bath & Body Works, Inc.	13,344	900,453
Gap, Inc. (The)	11,751	314,104
Ross Stores, Inc.	20,336	2,407,782
TJX Cos., Inc. (The)	68,584	4,987,429
		8,609,768

Apparel, Accessories & Luxury Goods-0.16%
Hanesbrands, Inc.	19,897	371,676
PVH Corp.(b)	4,061	425,552
Ralph Lauren Corp.	2,754	319,822
Tapestry, Inc.(b)	15,846	638,911
Under Armour, Inc., Class A(b)	10,769	249,195
Under Armour, Inc., Class C(b)	11,116	222,987

	Shares	Value

Apparel, Accessories & Luxury Goods-(continued)

VF Corp.	18,267	$ 1,396,877
		3,625,020

Application Software-2.53%
Adobe, Inc.(b)	27,403	18,187,371
ANSYS, Inc.(b)	4,906	1,792,456
Autodesk, Inc.(b)	12,561	3,895,041
Cadence Design Systems, Inc.(b)	15,933	2,604,727
Citrix Systems, Inc.	7,033	723,485
Intuit, Inc.	15,636	8,851,696
Paycom Software, Inc.(b)	2,798	1,367,942
PTC, Inc.(b)	5,963	785,089
salesforce.com, inc.(b)	55,098	14,615,846
Synopsys, Inc.(b)	8,717	2,896,136
Tyler Technologies, Inc.(b)	2,303	1,118,567
		56,838,356

Asset Management & Custody Banks-0.86%
Ameriprise Financial, Inc.	6,739	1,839,141
Bank of New York Mellon Corp. (The)	46,569	2,571,540
BlackRock, Inc.	8,101	7,641,592
Franklin Resources, Inc.	15,564	504,896
Invesco Ltd.(d)	21,515	544,760
Northern Trust Corp.	11,889	1,409,084
State Street Corp.	20,152	1,872,322
T. Rowe Price Group, Inc.	12,935	2,895,759
		19,279,094

Auto Parts & Equipment-0.13%
Aptiv PLC(b)	15,424	2,347,379
BorgWarner, Inc.	13,968	596,154
		2,943,533

Automobile Manufacturers-1.73%
Ford Motor Co.(b)	223,216	2,908,504
General Motors Co.(b)	71,950	3,526,270
Tesla, Inc.(b)	43,887	32,288,544
		38,723,318

Automotive Retail-0.28%
Advance Auto Parts, Inc.	3,876	786,247
AutoZone, Inc.(b)	1,201	1,860,529
CarMax, Inc.(b)	9,372	1,173,468
O’Reilly Automotive, Inc.(b)	4,138	2,458,303
		6,278,547

Biotechnology-1.88%
AbbVie, Inc.	100,851	12,180,784
Amgen, Inc.	32,540	7,338,746
Biogen, Inc.(b)	8,790	2,979,019
Gilead Sciences, Inc.	71,606	5,211,485
Incyte Corp.(b)	10,633	813,318
Moderna, Inc.(b)	17,438	6,568,720
Regeneron Pharmaceuticals, Inc.(b)	5,990	4,033,666
Vertex Pharmaceuticals, Inc.(b)	14,854	2,975,108
		42,100,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco S&P 500 Index Fund

	Shares	Value

Brewers-0.02%
Molson Coors Beverage Co., Class B	10,747	$ 510,805

Broadcasting-0.14%
Discovery, Inc., Class A(b)	9,158	264,117
Discovery, Inc., Class C(b)	16,851	464,919
Fox Corp., Class A	19,281	721,880
Fox Corp., Class B	8,836	305,991
ViacomCBS, Inc., Class B	32,274	1,337,757
		3,094,664

Building Products-0.51%
A.O. Smith Corp.	7,736	562,562
Allegion PLC	5,257	756,955
Carrier Global Corp.	46,538	2,680,589
Fortune Brands Home & Security, Inc.	7,936	772,728
Johnson Controls International PLC	41,352	3,093,130
Masco Corp.	14,947	907,582
Trane Technologies PLC	13,716	2,722,626
		11,496,172

Cable & Satellite-1.02%
Charter Communications, Inc., Class A(b)	7,941	6,485,097
Comcast Corp., Class A	260,820	15,826,557
DISH Network Corp., Class A(b)	14,125	615,709
		22,927,363

Casinos & Gaming-0.19%
Caesars Entertainment, Inc.(b)	12,181	1,237,955
Las Vegas Sands Corp.(b)	18,762	836,973
MGM Resorts International	23,418	998,075
Penn National Gaming, Inc.(b)(c)	8,760	710,436
Wynn Resorts Ltd.(b)	5,545	563,871
		4,347,310

Commodity Chemicals-0.18%
Dow, Inc.	42,371	2,665,136
LyondellBasell Industries N.V., Class A	14,687	1,473,840
		4,138,976

Communications Equipment-0.85%
Arista Networks, Inc.(b)	3,112	1,149,978
Cisco Systems, Inc.	241,378	14,246,130
F5 Networks, Inc.(b)	3,518	716,159
Juniper Networks, Inc.	18,836	545,867
Motorola Solutions, Inc.	9,683	2,364,782
		19,022,916

Computer & Electronics Retail-0.07%
Best Buy Co., Inc.	13,165	1,533,854

Construction & Engineering-0.04%
Quanta Services, Inc.	7,932	809,857

Construction Machinery & Heavy Trucks-0.49%
Caterpillar, Inc.	31,033	6,543,929
Cummins, Inc.	8,454	1,994,975
PACCAR, Inc.	19,790	1,620,207
Wabtec Corp.	10,219	917,564
		11,076,675

Construction Materials-0.12%
Martin Marietta Materials, Inc.	3,557	1,356,106

	Shares	Value

Construction Materials-(continued)
Vulcan Materials Co.	7,569	$ 1,407,304
		2,763,410

Consumer Electronics-0.07%
Garmin Ltd.	8,520	1,486,144

Consumer Finance-0.64%
American Express Co.	37,256	6,183,006
Capital One Financial Corp.	26,128	4,336,464
Discover Financial Services	17,507	2,244,748
Synchrony Financial	31,014	1,542,946
		14,307,164

Copper-0.13%
Freeport-McMoRan, Inc.	82,993	3,020,115

Data Processing & Outsourced Services-3.60%
Automatic Data Processing, Inc.	24,495	5,120,435
Broadridge Financial Solutions, Inc.	6,604	1,137,341
Fidelity National Information Services, Inc.	35,445	4,528,808
Fiserv, Inc.(b)	32,847	3,869,048
FleetCor Technologies, Inc.(b)	4,764	1,254,266
Global Payments, Inc.	17,099	2,780,981
Jack Henry & Associates, Inc.	4,359	768,840
Mastercard, Inc., Class A	49,772	17,232,560
Paychex, Inc.	18,277	2,092,168
PayPal Holdings, Inc.(b)	66,931	19,320,302
Visa, Inc., Class A	96,863	22,191,313
Western Union Co. (The)	23,484	508,194
		80,804,256

Distillers & Vintners-0.12%
Brown-Forman Corp., Class B	10,426	732,114
Constellation Brands, Inc., Class A	9,682	2,044,257
		2,776,371

Distributors-0.13%
Genuine Parts Co.	8,240	1,006,846
LKQ Corp.(b)	15,994	842,724
Pool Corp.	2,294	1,133,924
		2,983,494

Diversified Banks-3.09%
Bank of America Corp.	429,587	17,935,257
Citigroup, Inc.	118,929	8,552,184
JPMorgan Chase & Co.	173,101	27,687,505
U.S. Bancorp	78,309	4,494,154
Wells Fargo & Co.	236,178	10,793,335
		69,462,435

Diversified Chemicals-0.04%
Eastman Chemical Co.	7,738	875,632

Diversified Support Services-0.16%
Cintas Corp.	5,020	1,986,766
Copart, Inc.(b)	11,870	1,713,078
		3,699,844

Drug Retail-0.09%
Walgreens Boots Alliance, Inc.	41,055	2,083,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco S&P 500 Index Fund

	Shares	Value

Electric Utilities-1.56%
Alliant Energy Corp.	14,267	$ 867,291
American Electric Power Co., Inc.	28,355	2,539,757
Duke Energy Corp.	43,987	4,603,679
Edison International	21,621	1,250,559
Entergy Corp.	11,438	1,265,157
Evergy, Inc.	12,957	886,907
Eversource Energy	19,583	1,776,766
Exelon Corp.	55,728	2,731,787
FirstEnergy Corp.	30,995	1,204,776
NextEra Energy, Inc.	111,910	9,399,321
NRG Energy, Inc.	13,950	637,096
Pinnacle West Capital Corp.	6,431	494,544
PPL Corp.	43,918	1,288,993
Southern Co. (The)	60,337	3,965,951
Xcel Energy, Inc.	30,016	2,063,600
		34,976,184

Electrical Components & Equipment-0.58%
AMETEK, Inc.	13,142	1,786,918
Eaton Corp. PLC	22,769	3,833,389
Emerson Electric Co.	34,162	3,604,091
Generac Holdings, Inc.(b)	3,694	1,614,204
Rockwell Automation, Inc.	6,636	2,159,686
		12,998,288

Electronic Components-0.19%
Amphenol Corp., Class A	34,177	2,618,983
Corning, Inc.	43,642	1,745,244
		4,364,227

Electronic Equipment & Instruments-0.22%
Keysight Technologies, Inc.(b)	10,585	1,898,737
Trimble, Inc.(b)	14,242	1,341,881
Zebra Technologies Corp., Class A(b)	3,045	1,787,933
		5,028,551

Electronic Manufacturing Services-0.14%
IPG Photonics Corp.(b)	2,039	348,017
TE Connectivity Ltd.	18,893	2,838,106
		3,186,123

Environmental & Facilities Services-0.24%
Republic Services, Inc.	12,016	1,491,546
Rollins, Inc.	12,637	491,832
Waste Management, Inc.	22,209	3,444,838
		5,428,216

Fertilizers & Agricultural Chemicals-0.17%
CF Industries Holdings, Inc.	12,220	555,032
Corteva, Inc.	42,557	1,871,231
FMC Corp.	7,412	693,986
Mosaic Co. (The)	19,706	634,139
		3,754,388

Financial Exchanges & Data-1.06%
Cboe Global Markets, Inc.	6,172	778,598
CME Group, Inc., Class A	20,506	4,136,470
Intercontinental Exchange, Inc.	32,062	3,832,371
MarketAxess Holdings, Inc.	2,168	1,031,795
Moody’s Corp.	9,225	3,512,603
MSCI, Inc.	4,735	3,004,736

	Shares	Value

Financial Exchanges & Data-(continued)
Nasdaq, Inc.	6,559	$ 1,284,121
S&P Global, Inc.	13,744	6,099,862
		23,680,556

Food Distributors-0.10%
Sysco Corp.	29,096	2,317,496

Food Retail-0.09%
Kroger Co. (The)	44,232	2,035,999

Footwear-0.53%
NIKE, Inc., Class B	71,680	11,808,563

Gas Utilities-0.03%
Atmos Energy Corp.	7,191	701,194

General Merchandise Stores-0.50%
Dollar General Corp.	13,173	2,936,394
Dollar Tree, Inc.(b)	13,434	1,216,314
Target Corp.	28,605	7,064,863
		11,217,571

Gold-0.12%
Newmont Corp.	45,891	2,661,219

Health Care Distributors-0.20%
AmerisourceBergen Corp.	8,400	1,026,564
Cardinal Health, Inc.	16,761	879,785
Henry Schein, Inc.(b)	8,156	616,512
McKesson Corp.	9,171	1,872,168
		4,395,029

Health Care Equipment-3.38%
Abbott Laboratories	101,244	12,794,204
ABIOMED, Inc.(b)	2,581	939,381
Baxter International, Inc.	29,179	2,224,023
Becton, Dickinson and Co.	16,568	4,170,166
Boston Scientific Corp.(b)	81,797	3,693,135
Danaher Corp.	36,115	11,707,038
DexCom, Inc.(b)	5,485	2,903,869
Edwards Lifesciences Corp.(b)	35,602	4,171,842
Hologic, Inc.(b)	14,681	1,162,001
IDEXX Laboratories, Inc.(b)	4,872	3,282,559
Intuitive Surgical, Inc.(b)	6,715	7,074,655
Medtronic PLC	76,890	10,263,277
ResMed, Inc.	8,277	2,404,717
STERIS PLC	4,873	1,047,744
Stryker Corp.	18,675	5,174,843
Teleflex, Inc.	2,659	1,051,528
Zimmer Biomet Holdings, Inc.	11,841	1,781,478
		75,846,460

Health Care Facilities-0.20%
HCA Healthcare, Inc.	15,076	3,813,926
Universal Health Services, Inc., Class B	4,439	691,419
		4,505,345

Health Care REITs-0.20%
Healthpeak Properties, Inc.	30,753	1,107,108
Ventas, Inc.	21,397	1,196,948
Welltower, Inc.	23,837	2,086,453
		4,390,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco S&P 500 Index Fund

	Shares	Value

Health Care Services-0.63%
Cigna Corp.	19,993	$ 4,231,519
CVS Health Corp.	74,770	6,459,380
DaVita, Inc.(b)	4,222	552,111
Laboratory Corp. of America Holdings(b)	5,564	1,688,006
Quest Diagnostics, Inc.	7,698	1,176,485
		14,107,501

Health Care Supplies-0.30%
Align Technology, Inc.(b)	4,099	2,906,191
Cooper Cos., Inc. (The)	2,801	1,262,439
DENTSPLY SIRONA, Inc.	12,484	770,263
West Pharmaceutical Services, Inc.	4,222	1,906,739
		6,845,632

Health Care Technology-0.06%
Cerner Corp.	17,514	1,337,194

Home Furnishings-0.05%
Leggett & Platt, Inc.	7,568	366,216
Mohawk Industries, Inc.(b)	3,416	675,548
		1,041,764

Home Improvement Retail-1.25%
Home Depot, Inc. (The)	60,801	19,832,070
Lowe’s Cos., Inc.	40,422	8,241,642
		28,073,712

Homebuilding-0.24%
D.R. Horton, Inc.	18,942	1,811,234
Lennar Corp., Class A	15,715	1,686,377
NVR, Inc.(b)	199	1,030,808
PulteGroup, Inc.	15,314	824,812
		5,353,231

Hotel & Resort REITs-0.03%
Host Hotels & Resorts, Inc.(b)	40,290	667,202

Hotels, Resorts & Cruise Lines-0.58%
Booking Holdings, Inc.(b)	2,340	5,381,228
Carnival Corp.(b)(c)	42,483	1,025,540
Expedia Group, Inc.(b)	7,765	1,122,043
Hilton Worldwide Holdings, Inc.(b)	15,848	1,978,781
Marriott International, Inc., Class A(b)	15,191	2,052,912
Norwegian Cruise Line Holdings Ltd.(b)(c)	18,029	465,869
Royal Caribbean Cruises Ltd.(b)	12,551	1,038,344
		13,064,717

Household Appliances-0.04%
Whirlpool Corp.	3,573	791,527

Household Products-1.28%
Church & Dwight Co., Inc.	14,192	1,187,303
Clorox Co. (The)	7,200	1,209,960
Colgate-Palmolive Co.	48,964	3,816,744
Kimberly-Clark Corp.	19,429	2,677,510
Procter & Gamble Co. (The)	139,998	19,934,315
		28,825,832

Housewares & Specialties-0.02%
Newell Brands, Inc.	21,571	548,119

	Shares	Value

Human Resource & Employment Services-0.03%
Robert Half International, Inc.	6,511	$ 673,237

Hypermarkets & Super Centers-1.03%
Costco Wholesale Corp.	25,204	11,480,170
Walmart, Inc.	77,926	11,540,841
		23,021,011

Independent Power Producers & Energy Traders-0.04%
AES Corp. (The)	37,995	906,941

Industrial Conglomerates-1.12%
3M Co.	32,950	6,416,683
General Electric Co.	62,549	6,593,290
Honeywell International, Inc.	39,387	9,134,239
Roper Technologies, Inc.	5,990	2,894,847
		25,039,059

Industrial Gases-0.57%
Air Products and Chemicals, Inc.	12,625	3,402,564
Linde PLC (United Kingdom)	29,981	9,431,723
		12,834,287

Industrial Machinery-0.79%
Dover Corp.	8,231	1,435,157
Fortive Corp.	19,262	1,422,884
IDEX Corp.	4,324	968,576
Illinois Tool Works, Inc.	16,453	3,831,246
Ingersoll Rand, Inc.(b)	21,233	1,125,774
Otis Worldwide Corp.	23,260	2,145,037
Parker-Hannifin Corp.	7,357	2,182,601
Pentair PLC	9,502	733,174
Snap-on, Inc.	3,097	696,670
Stanley Black & Decker, Inc.	9,152	1,768,807
Xylem, Inc.	10,295	1,403,312
		17,713,238

Industrial REITs-0.30%
Duke Realty Corp.	21,247	1,115,680
Prologis, Inc.	42,226	5,686,153
		6,801,833

Insurance Brokers-0.51%
Aon PLC, Class A	13,059	3,746,105
Arthur J. Gallagher & Co.	10,985	1,577,666
Marsh & McLennan Cos., Inc.	28,972	4,554,398
Willis Towers Watson PLC	7,363	1,625,161
		11,503,330

Integrated Oil & Gas-1.12%
Chevron Corp.	109,966	10,641,410
Exxon Mobil Corp.(e)	241,533	13,168,379
Occidental Petroleum Corp.	47,875	1,229,909
		25,039,698

Integrated Telecommunication Services-1.08%
AT&T, Inc.	407,064	11,161,695
Verizon Communications, Inc.	236,384	13,001,120
		24,162,815

Interactive Home Entertainment-0.32%
Activision Blizzard, Inc.	44,148	3,636,471
Electronic Arts, Inc.	16,570	2,406,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco S&P 500 Index Fund

	Shares	Value

Interactive Home Entertainment-(continued)
Take-Two Interactive Software, Inc.(b)	6,570	$ 1,059,215
		7,101,816

Interactive Media & Services-6.77%
Alphabet, Inc., Class A(b)	17,173	49,697,803
Alphabet, Inc., Class C(b)	16,283	47,371,155
Facebook, Inc., Class A(b)	136,752	51,880,974
Twitter, Inc.(b)	45,433	2,930,429
		151,880,361

Internet & Direct Marketing Retail-3.98%
Amazon.com, Inc.(b)	24,460	84,895,523
eBay, Inc.	37,408	2,870,690
Etsy, Inc.(b)(c)	7,202	1,557,505
		89,323,718

Internet Services & Infrastructure-0.10%
Akamai Technologies, Inc.(b)	9,299	1,053,112
VeriSign, Inc.(b)	5,735	1,240,251
		2,293,363

Investment Banking & Brokerage-1.08%
Charles Schwab Corp. (The)	85,211	6,207,621
Goldman Sachs Group, Inc. (The)	19,654	8,127,126
Morgan Stanley	85,701	8,949,755
Raymond James Financial, Inc.	6,961	973,844
		24,258,346

IT Consulting & Other Services-1.06%
Accenture PLC, Class A	36,192	12,180,780
Cognizant Technology Solutions Corp., Class A	30,540	2,330,507
DXC Technology Co.(b)	14,533	533,652
Gartner, Inc.(b)	5,100	1,574,574
International Business Machines Corp.	50,900	7,143,306
		23,762,819

Leisure Products-0.03%
Hasbro, Inc.	7,279	715,598

Life & Health Insurance-0.43%
Aflac, Inc.	37,318	2,115,184
Globe Life, Inc.	5,500	528,385
Lincoln National Corp.	10,378	712,450
MetLife, Inc.	43,696	2,709,152
Principal Financial Group, Inc.	14,595	975,092
Prudential Financial, Inc.	22,621	2,395,112
Unum Group	11,633	309,670
		9,745,045

Life Sciences Tools & Services-1.35%
Agilent Technologies, Inc.	17,480	3,067,216
Bio-Rad Laboratories, Inc., Class A(b)	1,229	989,124
Bio-Techne Corp.	2,204	1,100,104
Charles River Laboratories International, Inc.(b)	2,832	1,257,011
Illumina, Inc.(b)	8,339	3,812,257
IQVIA Holdings, Inc.(b)	10,952	2,844,563
Mettler-Toledo International, Inc.(b)	1,359	2,110,296
PerkinElmer, Inc.	6,396	1,181,981
Thermo Fisher Scientific, Inc.	22,324	12,388,704

	Shares	Value

Life Sciences Tools & Services-(continued)
Waters Corp.(b)	3,544	$ 1,467,287
		30,218,543

Managed Health Care-1.46%
Anthem, Inc.	14,207	5,329,472
Centene Corp.(b)	33,120	2,085,898
Humana, Inc.	7,559	3,064,570
UnitedHealth Group, Inc.	53,750	22,374,512
		32,854,452

Metal & Glass Containers-0.08%
Ball Corp.	18,685	1,793,013

Movies & Entertainment-1.51%
Live Nation Entertainment, Inc.(b)(c)	8,168	708,166
Netflix, Inc.(b)	25,237	14,364,648
Walt Disney Co. (The)(b)	103,421	18,750,227
		33,823,041

Multi-line Insurance-0.21%
American International Group, Inc.	49,213	2,685,061
Assurant, Inc.	3,388	576,333
Hartford Financial Services Group, Inc. (The)	20,469	1,375,926
		4,637,320

Multi-Sector Holdings-1.38%
Berkshire Hathaway, Inc., Class B(b)	108,029	30,871,447

Multi-Utilities-0.71%
Ameren Corp.	14,121	1,238,694
CenterPoint Energy, Inc.	31,121	780,826
CMS Energy Corp.	16,356	1,048,910
Consolidated Edison, Inc.	19,542	1,474,444
Dominion Energy, Inc.	46,602	3,627,500
DTE Energy Co.	11,056	1,330,479
NiSource, Inc.	21,890	539,588
Public Service Enterprise Group, Inc.	28,895	1,847,546
Sempra Energy	18,017	2,384,730
WEC Energy Group, Inc.	18,018	1,702,341
		15,975,058

Office REITs-0.12%
Alexandria Real Estate Equities, Inc.	7,073	1,459,655
Boston Properties, Inc.	8,091	914,202
Vornado Realty Trust	8,959	375,203
		2,749,060

Oil & Gas Equipment & Services-0.20%
Baker Hughes Co., Class A	39,176	892,429
Halliburton Co.	50,497	1,008,930
NOV, Inc.(b)	22,178	292,084
Schlumberger N.V.	79,517	2,229,657
		4,423,100

Oil & Gas Exploration & Production-0.56%
APA Corp.	21,562	420,028
Cabot Oil & Gas Corp.	22,768	361,784
ConocoPhillips	77,376	4,296,689
Devon Energy Corp.	33,795	998,642
Diamondback Energy, Inc.	9,024	696,111
EOG Resources, Inc.	33,324	2,250,036

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco S&P 500 Index Fund

	Shares	Value

Oil & Gas Exploration & Production-(continued)
Hess Corp.	15,611	$ 1,073,256
Marathon Oil Corp.	45,094	529,855
Pioneer Natural Resources Co.	13,253	1,983,577
		12,609,978

Oil & Gas Refining & Marketing-0.25%
Marathon Petroleum Corp.	37,167	2,202,888
Phillips 66	24,951	1,773,767
Valero Energy Corp.	23,294	1,544,625
		5,521,280

Oil & Gas Storage & Transportation-0.22%
Kinder Morgan, Inc.	111,212	1,809,419
ONEOK, Inc.	25,385	1,333,220
Williams Cos., Inc. (The)	69,325	1,711,635
		4,854,274

Packaged Foods & Meats-0.75%
Campbell Soup Co.	11,569	482,774
Conagra Brands, Inc.	27,905	924,214
General Mills, Inc.	34,920	2,018,725
Hershey Co. (The)	8,427	1,497,478
Hormel Foods Corp.	16,037	730,325
JM Smucker Co. (The)	6,517	805,957
Kellogg Co.	14,528	917,298
Kraft Heinz Co. (The)	37,015	1,332,170
Lamb Weston Holdings, Inc.	8,359	544,589
McCormick & Co., Inc.	14,206	1,225,836
Mondelez International, Inc., Class A	79,343	4,924,820
Tyson Foods, Inc., Class A	16,801	1,319,214
		16,723,400

Paper Packaging-0.25%
Amcor PLC	89,598	1,151,334
Avery Dennison Corp.	4,765	1,073,984
International Paper Co.	22,455	1,349,321
Packaging Corp. of America	5,417	821,759
Sealed Air Corp.	8,863	540,909
WestRock Co.	15,003	780,756
		5,718,063

Personal Products-0.20%
Estee Lauder Cos., Inc. (The), Class A	12,940	4,405,941

Pharmaceuticals-3.59%
Bristol-Myers Squibb Co.	126,548	8,460,999
Catalent, Inc.(b)	9,408	1,227,180
Eli Lilly and Co.	45,354	11,714,485
Johnson & Johnson	150,381	26,035,463
Merck & Co., Inc.	144,525	11,025,812
Organon & Co.	14,452	489,778
Perrigo Co. PLC	7,796	319,246
Pfizer, Inc.	317,517	14,628,008
Viatris, Inc.	68,916	1,008,241
Zoetis, Inc.	27,148	5,553,395
		80,462,607

Property & Casualty Insurance-0.67%
Allstate Corp. (The)	17,369	2,349,678
Chubb Ltd.	25,784	4,742,193
Cincinnati Financial Corp.	8,547	1,054,700

	Shares	Value

Property & Casualty Insurance-(continued)
Loews Corp.	13,346	$ 745,641
Progressive Corp. (The)	33,451	3,222,670
Travelers Cos., Inc. (The)	14,469	2,310,844
W.R. Berkley Corp.	8,042	605,643
		15,031,369

Publishing-0.03%
News Corp., Class A	22,332	501,800
News Corp., Class B	6,956	153,241
		655,041

Railroads-0.78%
CSX Corp.	131,058	4,263,317
Kansas City Southern	5,346	1,500,462
Norfolk Southern Corp.	14,508	3,678,358
Union Pacific Corp.	37,686	8,171,832
		17,613,969

Real Estate Services-0.08%
CBRE Group, Inc., Class A(b)	19,162	1,845,301

Regional Banks-0.95%
Citizens Financial Group, Inc.	24,395	1,068,257
Comerica, Inc.	7,945	587,215
Fifth Third Bancorp	40,696	1,581,447
First Republic Bank	9,936	1,976,668
Huntington Bancshares, Inc.	84,060	1,305,452
KeyCorp	55,779	1,133,429
M&T Bank Corp.	7,328	1,025,993
People’s United Financial, Inc.	24,269	398,740
PNC Financial Services Group, Inc. (The)	24,203	4,625,193
Regions Financial Corp.	54,864	1,120,871
SVB Financial Group(b)	2,959	1,655,560
Truist Financial Corp.	77,009	4,394,134
Zions Bancorporation N.A.	9,368	542,407
		21,415,366

Reinsurance-0.03%
Everest Re Group Ltd.	2,282	604,502

Research & Consulting Services-0.38%
Equifax, Inc.	6,948	1,891,663
IHS Markit Ltd.	21,289	2,567,453
Jacobs Engineering Group, Inc.	7,404	999,244
Leidos Holdings, Inc.	7,642	749,757
Nielsen Holdings PLC	20,392	437,612
Verisk Analytics, Inc.	9,287	1,873,745
		8,519,474

Residential REITs-0.31%
AvalonBay Communities, Inc.	7,975	1,830,901
Equity Residential	19,563	1,644,661
Essex Property Trust, Inc.	3,724	1,231,676
Mid-America Apartment Communities, Inc.	6,533	1,256,753
UDR, Inc.	16,822	908,724
		6,872,715

Restaurants-1.14%
Chipotle Mexican Grill, Inc.(b)	1,598	3,041,521
Darden Restaurants, Inc.	7,437	1,120,384
Domino’s Pizza, Inc.	2,251	1,163,519

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco S&P 500 Index Fund

	Shares	Value

Restaurants-(continued)
McDonald’s Corp.	42,564	$ 10,107,248
Starbucks Corp.	67,045	7,877,117
Yum! Brands, Inc.	17,232	2,257,909
		25,567,698

Retail REITs-0.26%
Federal Realty Investment Trust	3,932	478,800
Kimco Realty Corp.	34,590	753,716
Realty Income Corp.	20,049	1,447,939
Regency Centers Corp.	9,014	618,541
Simon Property Group, Inc.	18,730	2,518,248
		5,817,244

Semiconductor Equipment-0.78%
Applied Materials, Inc.	52,170	7,049,732
Enphase Energy, Inc.(b)	7,216	1,253,636
KLA Corp.	8,823	2,999,467
Lam Research Corp.	8,226	4,975,249
Teradyne, Inc.	9,486	1,151,980
		17,430,064

Semiconductors-4.67%
Advanced Micro Devices, Inc.(b)	68,704	7,606,907
Analog Devices, Inc.	30,726	5,006,715
Broadcom, Inc.	23,106	11,488,534
Intel Corp.	230,907	12,482,832
Microchip Technology, Inc.	14,874	2,340,573
Micron Technology, Inc.(b)	63,591	4,686,657
Monolithic Power Systems, Inc.	2,410	1,192,781
NVIDIA Corp.	142,500	31,898,625
NXP Semiconductors N.V. (China)	15,817	3,402,711
Qorvo, Inc.(b)	6,515	1,225,016
QUALCOMM, Inc.	64,607	9,477,201
Skyworks Solutions, Inc.	9,487	1,740,485
Texas Instruments, Inc.	52,436	10,010,557
Xilinx, Inc.	14,002	2,178,571
		104,738,165

Soft Drinks-1.20%
Coca-Cola Co. (The)	220,937	12,440,963
Monster Beverage Corp.(b)	21,110	2,059,703
PepsiCo, Inc.	78,942	12,345,739
		26,846,405

Specialized REITs-1.24%
American Tower Corp.	25,375	7,413,814
Crown Castle International Corp.	24,637	4,796,577
Digital Realty Trust, Inc.	16,004	2,623,216
Equinix, Inc.	5,090	4,293,160
Extra Space Storage, Inc.	7,382	1,379,770
Iron Mountain, Inc.	16,461	786,013
Public Storage	8,688	2,811,524
SBA Communications Corp., Class A	6,347	2,278,382
Weyerhaeuser Co.	42,638	1,534,968
		27,917,424

Specialty Chemicals-0.74%
Albemarle Corp.	6,081	1,439,616
Celanese Corp.	6,677	1,058,972
DuPont de Nemours, Inc.	30,550	2,261,311
Ecolab, Inc.	14,185	3,196,731

	Shares	Value

Specialty Chemicals-(continued)
International Flavors & Fragrances, Inc.	14,140	$ 2,142,210
PPG Industries, Inc.	13,492	2,152,649
Sherwin-Williams Co. (The)	14,006	4,253,202
		16,504,691

Specialty Stores-0.11%
Tractor Supply Co.	6,654	1,292,539
Ulta Beauty, Inc.(b)	3,218	1,246,364
		2,538,903

Steel-0.09%
Nucor Corp.	17,247	2,027,557

Systems Software-6.66%
Fortinet, Inc.(b)	7,696	2,425,317
Microsoft Corp.	430,055	129,825,003
NortonLifeLock, Inc.	33,809	897,967
Oracle Corp.	103,220	9,199,999
ServiceNow, Inc.(b)	11,145	7,173,368
		149,521,654

Technology Distributors-0.07%
CDW Corp.	8,168	1,638,582

Technology Hardware, Storage & Peripherals-6.35%
Apple, Inc.(e)	895,626	135,982,896
Hewlett Packard Enterprise Co.	73,518	1,136,588
HP, Inc.	71,569	2,128,462
NetApp, Inc.	12,760	1,134,747
Seagate Technology Holdings PLC	10,729	939,753
Western Digital Corp.(b)	17,379	1,098,353
		142,420,799

Tobacco-0.65%
Altria Group, Inc.	106,160	5,332,417
Philip Morris International, Inc.	88,959	9,162,777
		14,495,194

Trading Companies & Distributors-0.20%
Fastenal Co.	32,795	1,831,601
United Rentals, Inc.(b)	4,120	1,452,918
W.W. Grainger, Inc.	2,574	1,116,344
		4,400,863

Trucking-0.11%
J.B. Hunt Transport Services, Inc.	4,769	846,021
Old Dominion Freight Line, Inc.	5,495	1,586,516
		2,432,537

Water Utilities-0.08%
American Water Works Co., Inc.	10,354	1,887,016

Wireless Telecommunication Services-0.20%
T-Mobile US, Inc.(b)	33,323	4,565,917
Total Common Stocks & Other Equity Interests (Cost $728,542,990)		2,186,050,473

Money Market Funds-2.51%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(f)	20,330,313	20,330,313
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(d)(f)	12,822,643	12,827,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco S&P 500 Index Fund

	Shares	Value

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(f)	23,234,644	$ 23,234,644
Total Money Market Funds (Cost $56,389,620)		56,392,729
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $784,932,610)		2,242,443,202

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.19%
Invesco Private Government Fund, 0.02%(d)(f)(g)	1,238,395	1,238,395

	Shares	Value

Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(f)(g)	2,888,434	$ 2,889,590
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,127,985)		4,127,985
TOTAL INVESTMENTS IN SECURITIES-100.10% (Cost $789,060,595)		2,246,571,187
OTHER ASSETS LESS LIABILITIES-(0.10)%		(2,217,099)
NET ASSETS-100.00%		$2,244,354,088

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Invesco Ltd.	$222,809	$11,737	$(14,428)	$336,637	$(11,995)	$ 544,760	$13,965
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	11,461,019	51,514,801	(42,645,507)	-	-	20,330,313	3,990
Invesco Liquid Assets Portfolio, Institutional Class	6,644,757	36,645,117	(30,461,076)	(3,716)	2,690	12,827,772	2,700
Invesco Treasury Portfolio, Institutional Class	13,098,307	58,874,058	(48,737,721)	-	-	23,234,644	1,868
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	50,663,855	(49,425,460)	-	-	1,238,395	207*
Invesco Private Prime Fund	-	97,431,806	(94,542,265)	-	49	2,889,590	3,297*
Total	$31,426,892	$295,141,374	$(265,826,457)	$332,921	$ (9,256)	$61,065,474	$26,027

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	262	September-2021	$59,218,550	$3,392,906	$3,392,906

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco S&P 500 Index Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $728,042,520)*	$2,185,505,713
Investments in affiliates, at value (Cost $ 61,018,075)	61,065,474
Receivable for:
Fund shares sold	2,257,879
Dividends	2,738,891
Interest	796
Investment for trustee deferred compensation and retirement plans	93,598
Other assets	60,374
Total assets	2,251,722,725

Liabilities:
Other investments:
Variation margin payable - futures contracts	61,566
Payable for:
Fund shares reacquired	1,668,550
Collateral upon return of securities loaned	4,127,985
Accrued fees to affiliates	1,164,304
Accrued trustees’ and officers’ fees and benefits	3,999
Accrued other operating expenses	231,910
Trustee deferred compensation and retirement plans	110,323
Total liabilities	7,368,637
Net assets applicable to shares outstanding	$2,244,354,088

Net assets consist of:

Shares of beneficial interest	$ 769,620,293
Distributable earnings	1,474,733,795
$2,244,354,088

Net Assets:
Class A	$1,544,523,086
Class C	$ 400,963,369
Class Y	$ 286,102,307
Class R6	$ 12,765,326

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	31,896,224
Class C	8,626,781
Class Y	5,824,425
Class R6	259,713
Class A:
Net asset value per share	$ 48.42
Maximum offering price per share (Net asset value of $48.42 ÷ 94.50%)	$ 51.24
Class C:
Net asset value and offering price per share	$ 46.48
Class Y:
Net asset value and offering price per share	$ 49.12
Class R6:
Net asset value and offering price per share	$ 49.15

*	At August 31, 2021, securities with an aggregate value of $4,079,303 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco S&P 500 Index Fund

Statement of Operations

For the year ended August 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $1,335)	$28,159,518

Dividends from affiliates (includes securities lending income of $28,173)	50,696

Total investment income	28,210,214

Expenses:
Advisory fees	2,298,651

Administrative services fees	276,997

Custodian fees	25,462

Distribution fees:
Class A	3,252,436

Class C	3,279,545

Transfer agent fees – A, C and Y	2,250,090

Transfer agent fees – R6	6,854

Trustees’ and officers’ fees and benefits	51,007

Registration and filing fees	116,042

Licensing fees	344,593

Reports to shareholders	77,422

Professional services fees	47,409

Taxes	3,275

Other	35,469

Total expenses	12,065,252

Less: Fees waived and/or expense offset arrangement(s)	(21,092)

Net expenses	12,044,160

Net investment income	16,166,054

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	13,592,053

Affiliated investment securities	(9,256)

Futures contracts	12,109,729

25,692,526

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	475,405,670

Affiliated investment securities	332,921

Futures contracts	(431,269)

475,307,322

Net realized and unrealized gain	500,999,848

Net increase in net assets resulting from operations	$517,165,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$16,166,054	$18,394,293

Net realized gain	25,692,526	346,837

Change in net unrealized appreciation	475,307,322	278,175,054

Net increase in net assets resulting from operations	517,165,902	296,916,184

Distributions to shareholders from distributable earnings:
Class A	(15,460,766)	(19,509,130)

Class C	(2,399,908)	(3,981,278)

Class Y	(2,976,739)	(4,310,430)

Class R6	(135,315)	(135,802)

Total distributions from distributable earnings	(20,972,728)	(27,936,640)

Share transactions-net:
Class A	57,177,326	58,514,151

Class C	(46,628,802)	2,402,675

Class Y	23,700,204	(6,537,945)

Class R6	2,029,732	1,080,892

Net increase in net assets resulting from share transactions	36,278,460	55,459,773

Net increase in net assets	532,471,634	324,439,317

Net assets:
Beginning of year	1,711,882,454	1,387,443,137

End of year	$2,244,354,088	$1,711,882,454

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco S&P 500 Index Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)

Class A
Year ended 08/31/21	$37.59	$0.39	$10.94	$11.33	$(0.43)	$(0.07)	$(0.50)	$48.42	30.46%		$1,544,523	0.54%		0.54%		0.93%		5%
Year ended 08/31/20	31.59	0.45	6.21	6.66	(0.45)	(0.21)	(0.66)	37.59	21.33	(d)	1,147,062	0.54	(d)	0.54	(d)	1.36	(d)	2
Year ended 08/31/19	31.63	0.45	0.20	0.65	(0.42)	(0.27)	(0.69)	31.59	2.36	(d)	906,581	0.55	(d)	0.55	(d)	1.47	(d)	3
Year ended 08/31/18	26.93	0.38	4.69	5.07	(0.37)	—	(0.37)	31.63	18.96		805,009	0.57		0.57		1.30		4
Year ended 08/31/17	23.60	0.38	3.26	3.64	(0.31)	—	(0.31)	26.93	15.55		661,887	0.58		0.58		1.52		4

Class C
Year ended 08/31/21	36.09	0.12	10.52	10.64	(0.18)	(0.07)	(0.25)	46.48	29.65	(e)	400,963	1.18	(e)	1.18	(e)	0.29	(e)	5
Year ended 08/31/20	30.36	0.19	5.96	6.15	(0.21)	(0.21)	(0.42)	36.09	20.41		353,371	1.30		1.30		0.60		2
Year ended 08/31/19	30.43	0.21	0.21	0.42	(0.22)	(0.27)	(0.49)	30.36	1.60		294,011	1.31		1.31		0.71		3
Year ended 08/31/18	25.95	0.17	4.51	4.68	(0.20)	—	(0.20)	30.43	18.11	(e)	345,823	1.29	(e)	1.29	(e)	0.58	(e)	4
Year ended 08/31/17	22.77	0.19	3.14	3.33	(0.15)	—	(0.15)	25.95	14.71	(e)	274,100	1.31	(e)	1.31	(e)	0.79	(e)	4

Class Y
Year ended 08/31/21	38.11	0.50	11.10	11.60	(0.52)	(0.07)	(0.59)	49.12	30.80		286,102	0.29		0.29		1.18		5
Year ended 08/31/20	32.01	0.53	6.30	6.83	(0.52)	(0.21)	(0.73)	38.11	21.62		203,430	0.30		0.30		1.60		2
Year ended 08/31/19	32.04	0.53	0.20	0.73	(0.49)	(0.27)	(0.76)	32.01	2.62		181,204	0.31		0.31		1.71		3
Year ended 08/31/18	27.26	0.46	4.75	5.21	(0.43)	—	(0.43)	32.04	19.29		152,974	0.32		0.32		1.55		4
Year ended 08/31/17	23.88	0.45	3.29	3.74	(0.36)	—	(0.36)	27.26	15.83		143,171	0.33		0.33		1.77		4

Class R6
Year ended 08/31/21	38.13	0.53	11.09	11.62	(0.53)	(0.07)	(0.60)	49.15	30.86		12,765	0.24		0.24		1.23		5
Year ended 08/31/20	32.02	0.55	6.31	6.86	(0.54)	(0.21)	(0.75)	38.13	21.70		8,020	0.24		0.24		1.66		2
Year ended 08/31/19	32.05	0.54	0.20	0.74	(0.50)	(0.27)	(0.77)	32.02	2.65		5,646	0.26		0.26		1.76		3
Year ended 08/31/18	27.28	0.48	4.75	5.23	(0.46)	—	(0.46)	32.05	19.33		4,186	0.29		0.29		1.58		4
Period ended 08/31/17(f)	25.85	0.20	1.23	1.43	—	—	—	27.28	5.53		284	0.26	(g)	0.26	(g)	1.84	(g)	4

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended August 31, 2020 and 2019, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.89%, 0.97% and 0.98% for the years ended August 31, 2021, August 31, 2018 and August 31, 2017, respectively.

(f)	Commencement date of April 04, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco S&P 500 Index Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

20	Invesco S&P 500 Index Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply

21	Invesco S&P 500 Index Fund

chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.120%
Over $2 billion	0.100%

For the year ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 2.00%, 2.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2021, the Adviser waived advisory fees of $19,363.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A – up to 0.25% of the average daily net assets of Class A shares; and (2) Class C – up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund.

For the year ended August 31, 2021, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2021, IDI advised the Fund that IDI retained $274,673 in front-end sales commissions from the sale of Class A shares and $1,210 and $32,655 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2021, the Fund incurred $6,867 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

22	Invesco S&P 500 Index Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$2,186,050,473	$–	$–	$2,186,050,473

Money Market Funds	56,392,729	4,127,985	–	60,520,714

Total Investments in Securities	2,242,443,202	4,127,985	–	2,246,571,187

Other Investments - Assets*

Futures Contracts	3,392,906	–	–	3,392,906

Total Investments	$2,245,836,108	$4,127,985	$–	$2,249,964,093

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

Value

Derivative Assets	Equity Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$3,392,906

Derivatives not subject to master netting agreements	(3,392,906)

Total Derivative Assets subject to master netting agreements	$-

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations

Equity Risk

Realized Gain:
Futures contracts	$12,109,729

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(431,269)

Total	$11,678,460

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$42,113,156

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,729.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

23	Invesco S&P 500 Index Fund

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021	2020

Ordinary income*	$20,227,583	$19,484,298

Long-term capital gain	745,145	8,452,342

Total distributions	$20,972,728	$27,936,640

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$17,141,306

Undistributed long-term capital gain	17,425,439

Net unrealized appreciation - investments	1,440,240,164

Temporary book/tax differences	(73,114)

Shares of beneficial interest	769,620,293

Total net assets	$2,244,354,088

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2021 was $104,691,373 and $87,349,689, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,458,608,314

Aggregate unrealized (depreciation) of investments	(18,368,150)

Net unrealized appreciation of investments	$1,440,240,164

Cost of investments for tax purposes is $809,723,929.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital, on August 31, 2021, undistributed net investment income was increased by $69,857, undistributed net realized gain was decreased by $355 and shares of beneficial interest was decreased by $69,502. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended August 31, 2021(a)		Year ended August 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	4,971,647	$206,016,268	7,110,271	$227,022,278

Class C	1,302,447	51,642,891	3,453,711	105,225,035

Class Y	1,904,322	82,291,355	2,834,399	91,865,482

Class R6	123,806	5,160,715	107,578	3,504,077

24	Invesco S&P 500 Index Fund

	Summary of Share Activity

	Year ended August 31, 2021(a)		Year ended August 31, 2020

	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	348,313	$13,688,657	515,346	$17,362,011

Class C	56,358	2,135,409	109,173	3,550,313

Class Y	61,920	2,464,434	101,388	3,457,323

Class R6	3,297	131,244	3,891	132,670

Automatic conversion of Class C shares to Class A shares:
Class A	772,752	31,852,103	756,105	24,756,332

Class C	(803,172)	(31,852,103)	(786,554)	(24,756,332)

Reacquired:
Class A	(4,710,872)	(194,379,702)	(6,563,671)	(210,626,470)

Class C	(1,720,113)	(68,554,999)	(2,668,388)	(81,616,341)

Class Y	(1,479,585)	(61,055,585)	(3,258,586)	(101,860,750)

Class R6	(77,711)	(3,262,227)	(77,455)	(2,555,855)

Net increase in share activity	753,409	$36,278,460	1,637,208	$55,459,773

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25	Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
October 25, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26	Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,192.00	$2.98	$1,022.48	$2.75	0.54%
Class C	1,000.00	1,188.10	6.67	1,019.11	6.16	1.21
Class Y	1,000.00	1,193.40	1.60	1,023.74	1.48	0.29
Class R6	1,000.00	1,193.90	1.22	1,024.10	1.12	0.22

1

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27	Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco S&P 500 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

  As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

  The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The BoThe Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

  The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

  The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

28	Invesco S&P 500 Index Fund

  The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the S&P 500® Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The Board noted that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board noted that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers and the Index. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

  The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco

Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

  The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed affiliated exchange traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2020.

  The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

  The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29	Invesco S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$745,145
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$2,500,018

30	Invesco S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business Formerly: Advisor to the Board, Invesco Advisers, Inc.

(formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco S&P 500 Index Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees

Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)

Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields - 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)

Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)

Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees–(continued)

Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)

Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership

Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	184	None

Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Independent Trustees–(continued)

James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers

Sheri Morris - 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A

Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-5	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers–(continued)

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

			N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-6	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers–(continued)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco S&P 500 Index Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-SPI-AR-1

Annual Report to Shareholders	August 31, 2021
Invesco Senior Floating Rate Fund

Nasdaq:
A: OOSAX ∎ C: OOSCX ∎ R: OOSNX ∎ Y: OOSYX ∎ R5: SFRRX ∎ R6: OOSIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

27	Financial Statements

30	Financial Highlights

31	Notes to Financial Statements

40	Report of Independent Registered Public Accounting Firm

41	Fund Expenses

42	Approval of Investment Advisory and Sub-Advisory Contracts

44	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2021, Class A shares of Invesco Senior Floating Rate Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Senior Floating Rate Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 8/31/20 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.35%
Class C Shares	11.50
Class R Shares	11.91
Class Y Shares	12.49
Class R5 Shares	12.49
Class R6 Shares	12.60
Custom Invesco Senior Floating Rate Index▼	8.57
JP Morgan Leveraged Loan Index∎	8.57

Source(s): ▼Invesco, Bloomberg LP; ∎Bloomberg LP

Market conditions and your Fund

During the Fund’s fiscal year, the senior loan market was characterized by a continued rebound after the sharp sell-off during the outbreak of coronavirus (COVID-19). We believe investors viewed the accommodative monetary and fiscal policies taken on by central banks around the globe as encouraging and began to look through what was deemed as “short-term” disruptions caused by the pandemic. During this bout of volatility, senior loans’ defensive positioning at the top of the capital structure benefited the asset class, as it experienced more muted drawdowns compared to other risk assets.

    Senior loans returned 8.57% as represented by the JP Morgan Leveraged Loan Index during the Fund’s fiscal year.1 With business reopenings well underway, loan prices in the secondary market were supported by issuers’ improving earnings and cash flow, which contributed to robust balance sheets and vanishing evidence of issuer distress as 1% of the market traded below $80 as of the end of August 2021.2 Themes of performance dispersion by credit rating and industry remained during the price recovery in the loan market following the COVID-19 sell-off. During the fiscal year, BB-, B- and CCC-rated loans† returned 4.22%, 7.60% and 22.28%, respectively.3 Energy was the best performing industry returning 20.06% for the fiscal year, while utility was the worst performing industry returning -2.28%.3

    The loan market continued to benefit from strong fundamental and technical backdrops. The earnings rebound among speculative grade issuers which began in earnest during the first quarter of 2021 continued into second quarter of 2021.4 With earnings conditions recovering, the loan market’s credit quality composition is steadily returning towards pre-COVID-19 levels.2 With approximately

1% of the market trading at distressed levels and minimal near-term maturity challenges, we believe the market is poised to experience low defaults for the foreseeable future as is historically typical following peaks in default rates (absent any drastic changes in earnings/liquidity conditions). From a technical perspective, the percentage of loans trading above par declined to 12%.2 We believe this should benefit investors to the extent it preserves current coupon rates for longer.

    As of August 31, 2021, the 12-month default rate was 0.47%.1 With issuer fundamentals improving rapidly, alongside reopening and highly accessible capital markets, distress significantly dissipated from the syndicated loan market. We believe the default rate will continue to decline to relatively low levels for the remainder of 2021. Default activity typically slows materially after default cycle peaks, but the 2020 default cycle was especially short-lived, reflecting the unique dynamics of this pandemic-driven economic shock.1

    The average price in the senior loan market was $97.91 as of August 31, 2021.3 Given the price of senior loans at the end of the fiscal year, they provided a 4.79% yield.3

    During the 12 months ending August 31, 2021, ANCR Holdings Inc., QuarterNorth Energy and Fieldwood Energy all contributed to Fund performance, while Frontera Generation, McDermott International and IPC Systems all detracted from performance. ANCR Holdings Inc., QuarterNorth Energy, Fieldwood Energy, Frontera Generation and McDermott International were also among several holdings that we sold during the fiscal year. IPC Systems was among several holdings that we sold during the fiscal year.

    We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.

    The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (LIBOR). Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as LIBOR changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. As a result, senior loans can provide a natural hedge against rising interest rates. See “Notes to Financial Statements - LIBOR Risk” for risks related to the upcoming phaseout of LIBOR.

    We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve (the Fed) and other central banks. The risk may be greater in the current market environment because interest rates are near historic lows. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.

    As always, we appreciate your continued participation in Invesco Senior Floating Rate Fund.

1 Source: JP Morgan

2 Source: S&P/LSTA Leveraged Loan Index

3 Source: Credit Suisse Leveraged Loan Index

4 Source: JP Morgan High Yield Earnings Tracker

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio manager(s):

Thomas Ewald

David Lukkes

Philip Yarrow

The views and opinions expressed in management’s discussion of Fund performance are those of

2	Invesco Senior Floating Rate Fund

Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Senior Floating Rate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/11

1  Source: Invesco, Bloomberg LP

2  Source: Bloomberg LP

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Senior Floating Rate Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (9/8/99)	4.07%
10 Years	3.25
5 Years	1.76
1 Year	8.73

Class C Shares
Inception (9/8/99)	4.04%
10 Years	3.04
5 Years	1.69
1 Year	10.50

Class R Shares
Inception (10/26/12)	2.59%
5 Years	2.17
1 Year	11.91

Class Y Shares
Inception (11/28/05)	3.94%
10 Years	3.86
5 Years	2.70
1 Year	12.49

Class R5 Shares
10 Years	3.66%
5 Years	2.58
1 Year	12.49

Class R6 Shares
Inception (10/26/12)	3.21%
5 Years	2.80
1 Year	12.60

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Senior Floating Rate Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Senior Floating Rate Fund. The Fund was subsequently renamed the Invesco Senior Floating Rate Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 3.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Senior Floating Rate Fund

Supplemental Information

Invesco Senior Floating Rate Fund’s investment objective is to seek income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Custom Invesco Senior Floating Rate Index is composed of the Credit Suisse Leveraged Loan Index through September 30, 2014, and the JP Morgan Leveraged Loan Index from October 1, 2014 to present. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, noninvestment-grade loans.

∎	The JP Morgan Leveraged Loan Index tracks the performance of US dollar-denominated senior floating rate bank loans.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

6	Invesco Senior Floating Rate Fund

Fund Information

Portfolio Composition†

By credit quality	% of total investments
BBB-	1.35%
BB+	1.79
BB	4.13
BB-	9.82
B+	13.92
B	23.04
B-	17.69
CCC+	7.40
CCC	1.91
CCC-	0.10
C	0.25
D	0.82
Non-Rated	12.81
Equity	4.97

† Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

% of total net assets

1. Intelsat Jackson Holdings S.A.	1.35%
2. Numericable-SFR S.A.	1.35
3. Altice Financing S.A.	1.27
4. Peraton Corp.	0.92
5. Monitronics International, Inc.	0.90

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2021.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2021.

7	Invesco Senior Floating Rate Fund

Schedule of Investments

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–85.31%(b)(c)
Aerospace & Defense–4.53%
Boeing Co., Revolver Loan (d)(e)	0.00%	10/30/2022		$7,407	$ 7,344,856
Brown Group Holding LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	04/22/2028		14,350	14,301,010
CEP IV Investment 16 S.a.r.l. (ADB Safegate) (Luxembourg), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	10/03/2024	EUR	12,104	13,721,489
Dynasty Acquisition Co., Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	3.65%	04/08/2026		16,066	15,686,684
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.65%	04/08/2026		8,631	8,427,159
Gogo Intermediate Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	04/30/2028		3,916	3,919,757
Greenrock Finance, Inc.
First Lien Term Loan B (3 mo. GBP LIBOR + 4.25%)	4.33%	06/28/2024	GBP	1,000	1,351,368
Term Loan B (3 mo. USD LIBOR + 3.50%)	4.50%	06/28/2024		6,535	6,512,735
KKR Apple Bidco LLC
First Lien Term Loan(f)	–	07/15/2028		7,328	7,316,119
Second Lien Term Loan(f)	–	07/15/2029		594	603,020
Term Loan (3 mo. USD LIBOR + 3.75%)	3.84%	12/06/2025		8,768	8,762,538
PAE Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	10/13/2027		5,023	5,026,498
Peraton Corp.
Delayed Draw Term Loan(f)	–	02/01/2028		206	206,121
First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	02/01/2028		26,132	26,175,033
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.50%	02/26/2029		6,936	7,005,731
Spirit AeroSystems, Inc., Term Loan B (1 mo. USD LIBOR + 5.25%)	6.00%	01/15/2025		7,366	7,439,745
TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.25%)	2.33%	05/30/2025		13,036	12,846,566
Term Loan F (1 mo. USD LIBOR + 2.25%)	2.33%	12/09/2025		11,627	11,460,472
Term Loan G (1 mo. USD LIBOR + 2.25%)	2.33%	08/22/2024		7,180	7,091,489
					165,198,390

Air Transport–2.96%
AAdvantage Loyalty IP Ltd., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.50%	03/15/2028		13,940	14,371,953
Air Canada (Canada), Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	08/15/2028		8,673	8,679,352
American Airlines, Inc., Term Loan (3 mo. USD LIBOR + 1.75%)	1.84%	06/27/2025		5,378	5,058,588
Avolon TLB Borrower 1 (US) LLC, Term Loan B-4 (1 mo. USD LIBOR + 1.50%)	2.25%	02/10/2027		12,503	12,357,465
eTraveli Group (Sweden), Term Loan B-1 (3 mo. EURIBOR + 4.50%)	4.50%	08/02/2024	EUR	2,000	2,316,491
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	06/21/2027		21,351	22,687,769
SkyMiles IP Ltd., Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	10/01/2027		19,269	20,454,730
United Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	05/01/2028		15,424	15,480,483
WestJet Airlines Ltd. (Canada), Term Loan B (3 mo. USD LIBOR + 3.00%)	4.00%	12/11/2026		6,640	6,430,247
					107,837,078

Automotive–2.47%
Adient PLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	3.58%	03/31/2028		5,299	5,295,177
Autokiniton US Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	5.00%	03/31/2028		9,117	9,149,614
BCA Marketplace (United Kingdom)
Second Lien Term Loan B(f)	–	06/30/2029	GBP	3,107	4,343,698
Term Loan B(f)	–	06/30/2028	GBP	1,187	1,633,426
Garrett Borrowing LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	04/30/2028		9,250	9,214,946
Goodyear Tire & Rubber Co. (The), Second Lien Term Loan (3 mo. USD LIBOR + 2.00%)	2.09%	03/03/2025		8,361	8,281,298
Highline Aftermarket Acquisition LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	10/28/2027		10,588	10,636,188
Les Schwab Tire Centers, Term Loan (1 mo. USD LIBOR + 3.25%)	4.00%	11/02/2027		9,787	9,799,190
Mavis Tire Express Services TopCo L.P., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	05/01/2028		19,980	20,010,497
Project Boost Purchaser LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	3.58%	06/01/2026		2,775	2,757,406
TI Group Automotive Systems LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	12/16/2026		69	69,306
Winter Park Intermediate, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	5.25%	11/30/2028		8,841	8,858,716
					90,049,462

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Beverage & Tobacco–1.17%
Al Aqua Merger Sub, Inc.
Delayed Draw Term Loan(e)	0.00%	06/18/2028		$3,379	$ 3,388,939
Term Loan (1 mo. USD LIBOR + 4.00%)	4.50%	06/18/2028		27,034	27,111,509
Arctic Glacier U.S.A., Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	03/20/2024		2,126	2,032,438
City Brewing Co. LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	03/31/2028		4,625	4,625,090
Waterlogic Holdings Ltd. (United Kingdom)
Term Loan B(f)	–	08/04/2028	EUR	279	329,473
Term Loan B(f)	–	08/04/2028		5,125	5,124,509
					42,611,958

Brokers, Dealers & Investment Houses–0.03%
Zebra Buyer LLC, First Lien Term Loan (f)	–	04/22/2028		955	957,785

Building & Development–0.85%
Brookfield Retail Holdings VII Sub 3 LLC
Term Loan A-2 (3 mo. USD LIBOR + 3.00%)	3.08%	08/28/2023		139	139,033
Term Loan B (3 mo. USD LIBOR + 2.50%)	2.58%	08/27/2025		9,767	9,563,676
CRH Europe Distribution (Netherlands), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/30/2026	EUR	662	783,914
DiversiTech Holdings, Inc., Term Loan B-2(f)	–	12/02/2024		2,837	2,839,662
LBM Holdings LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	12/08/2027		1	954
Quikrete Holdings, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 2.50%)	2.58%	02/01/2027		7,820	7,737,747
Term Loan B(f)	–	06/11/2028		6,656	6,612,428
White Cap Buyer LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	4.50%	10/31/2027		2,139	2,142,847
Xella (Luxembourg), Term Loan B-4 (3 mo. EURIBOR + 4.25%)	4.25%	03/30/2028	EUR	1,122	1,326,738
					31,146,999

Business Equipment & Services–9.02%
Adevinta ASA (Norway), Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	10/22/2027		2,391	2,392,045
Aegion Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.50%	03/31/2028		3,146	3,176,998
AutoScout24 (Speedster Bidco GmbH) (Germany), Second Lien Term Loan (3 mo. EURIBOR + 6.00%)	6.00%	03/31/2028	EUR	1,000	1,196,000
Blucora, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)(d)	5.00%	05/22/2024		3,362	3,374,840
Camelot Finance L.P.
Incremental Term Loan B (1 mo. USD LIBOR + 3.00%)	4.00%	10/30/2026		455	455,887
Term Loan (1 mo. USD LIBOR + 3.00%)	3.08%	10/30/2026		5,113	5,093,785
Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	3.50%	03/01/2024		5,095	5,089,146
Checkout Holding Corp.
First Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 02/15/2019-11/12/2020; Cost $19,120,784)(g)	8.50%	02/15/2023		19,942	19,084,916
PIK Term Loan, 9.50% PIK Rate, 2.00% Cash Rate (Acquired 02/15/2019-08/31/2021; Cost $17,512,778)(g)(h)	2.00%	08/15/2023		19,155	10,630,880
Cimpress USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	04/30/2028		7,207	7,213,342
Ciox, Term Loan (1 mo. USD LIBOR + 4.25%)	5.00%	12/16/2025		6,529	6,550,254
Constant Contact
Delayed Draw Term Loan(e)	0.00%	02/10/2028		2,876	2,866,960
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)(d)	8.25%	02/15/2029		5,222	5,169,891
Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	02/10/2028		10,705	10,671,462
Crossmark Holdings, Inc., Term Loan (3 mo. USD LIBOR + 10.00%) (Acquired 05/18/2021; Cost $7,156)(g)	11.00%	07/26/2023		7	7,121
Dakota Holding Corp.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	04/09/2027		9,387	9,411,527
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	04/07/2028		6,648	6,831,000
Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	03/05/2027	EUR	13	15,083
Dun & Bradstreet Corp. (The), Term Loan (1 mo. USD LIBOR + 3.25%)	3.34%	02/06/2026		9,077	9,018,976
Ensono L.P., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	05/19/2028		6,731	6,751,337
Garda World Security Corp. (Canada), Term Loan(f)	–	10/30/2026		7,046	7,044,544
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.50%	05/12/2028		11,771	11,704,294
Holding Socotec (France), Term Loan B(f)	–	05/07/2028		3,416	3,417,596
INDIGOCYAN Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 4.75%)	4.82%	06/23/2024	GBP	13,281	17,894,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
ION Trading Technologies S.a.r.l. (Luxembourg)
Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	03/31/2028	EUR	318	$ 377,659
Term Loan B (1 mo. USD LIBOR + 4.75%)	4.92%	03/31/2028		$7,773	7,789,244
iQor US, Inc.
Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	11/19/2024		11,196	11,481,161
Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	11/20/2025		15,829	15,625,742
KAR Auction Services, Inc., Term Loan B-6 (1 mo. USD LIBOR + 2.25%)	2.38%	09/15/2026		4,156	4,104,335
Karman Buyer Corp., Term Loan B (1 mo. USD LIBOR + 5.25%)	6.00%	10/31/2027		8,939	9,012,085
Monitronics International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.75%	03/29/2024		33,844	32,897,671
My Alarm Center LLC, Revolver Loan(d)(e)	0.00%	05/25/2024		3,662	3,680,645
NielsenIQ, Inc., Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	03/06/2028	EUR	27	32,021
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	1.84%	11/18/2026		3,154	3,100,992
Prime Security Services Borrower LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	3.50%	09/23/2026		2,209	2,207,260
Sitel Worldwide Corp., Term Loan B(f)	–	08/01/2028		10,957	10,949,900
Solera
Term Loan B (1 mo. USD LIBOR + 4.00%)	4.50%	06/02/2028		3,914	3,915,903
Term Loan B (1 mo. USD LIBOR + 5.25%)	5.30%	06/05/2028	GBP	1,528	2,110,828
Spin Holdco, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	03/04/2028		27,398	27,461,671
Tech Data Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	3.58%	06/30/2025		2,004	2,006,576
Tempo Acquisition LLC, Incremental Term Loan(f)	–	10/31/2026		2,121	2,123,976
Thermostat Purchaser III, Inc.
Delayed Draw Term Loan(d)(e)	0.00%	08/30/2028		716	717,893
Term Loan B(d)(f)	–	08/30/2028		3,062	3,069,935
Ventia Deco LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	5.00%	05/21/2026		18,159	18,232,309
Verra Mobility Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	3.40%	03/19/2028		4,440	4,425,231
Virtusa Corp., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.00%	02/11/2027		4,155	4,177,782
WebHelp (France), Term Loan B(f)	–	07/30/2028		4,094	4,091,669
					328,655,160

Cable & Satellite Television–4.68%
Altice Financing S.A. (Luxembourg)
Term Loan (3 mo. USD LIBOR + 2.75%)	2.88%	07/15/2025		29,579	29,075,629
Term Loan (3 mo. USD LIBOR + 2.75%)	2.90%	01/31/2026		16,224	15,950,347
CSC Holdings LLC
Incremental Term Loan (3 mo. USD LIBOR + 2.25%)	2.35%	01/15/2026		2,442	2,408,927
Term Loan (3 mo. USD LIBOR + 2.25%)	2.35%	07/17/2025		23,642	23,352,907
Term Loan (1 mo. USD LIBOR + 2.50%)	2.60%	04/15/2027		575	569,310
Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (3 mo. USD LIBOR + 4.00%)	4.12%	08/14/2026		20,016	19,995,063
Term Loan B-11 (3 mo. USD LIBOR + 2.75%)	2.88%	07/31/2025		3,633	3,579,931
Term Loan B-12 (3 mo. USD LIBOR + 3.69%)	3.81%	01/31/2026		25,708	25,538,172
ORBCOMM, Inc., Term Loan B(f)	–	06/26/2028		2,515	2,520,578
UPC Financing Partnership, Term Loan AX (1 mo. USD LIBOR + 3.00%)	3.10%	01/31/2029		16,295	16,227,718
Virgin Media Bristol LLC (United Kingdom)
Term Loan N (1 mo. USD LIBOR + 2.50%)	2.60%	01/31/2028		18,112	17,947,516
Term Loan Q (1 mo. USD LIBOR + 3.25%)	3.35%	01/15/2029		13,230	13,227,555
					170,393,653

Chemicals & Plastics–3.53%
AkzoNobel Chemicals, Term Loan (3 mo. USD LIBOR + 2.75%)	2.84%	10/01/2025		7,507	7,435,857
Aruba Investments, Inc.
First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	10/28/2027	EUR	16	19,226
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	11/24/2027		2,704	2,714,231
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.50%	11/24/2028		5,733	5,792,660
Ascend Performance Materials Operations LLC, Term Loan (1 mo. USD LIBOR + 4.75%)	5.50%	08/27/2026		6,313	6,410,366
BASF Construction Chemicals (Germany), Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	09/30/2027		3,068	3,070,528
Charter NEX US, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	12/01/2027		6,131	6,141,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–(continued)
Colouroz Investment LLC (Germany)
First Lien Term Loan B-4 (3 mo. EURIBOR + 4.25%)	5.25%	09/21/2023	EUR	222	$ 261,129
First Lien Term Loan B-5 (3 mo. EURIBOR + 4.25%)	5.00%	09/21/2023	EUR	255	300,169
First Lien Term Loan B-7 (3 mo. EURIBOR + 4.25%)	5.25%	09/21/2023	EUR	71	83,962
PIK First Lien Term Loan B-2, 0.75% PIK Rate, 5.25% Cash Rate(h)	5.25%	09/21/2023		$4,020	3,966,745
PIK First Lien Term Loan B-6, 0.75% PIK Rate, 5.00% Cash Rate(h)	5.25%	09/21/2023	EUR	42	49,357
PIK First Lien Term Loan C, 0.75% PIK Rate, 5.25% Cash Rate(h)	0.75%	09/21/2023		1,646	1,624,039
PIK First Lien Term Loan, 0.75% PIK Rate, 5.00% Cash Rate(h)	5.00%	09/21/2023	EUR	4,586	5,402,011
PIK Second Lien Term Loan B-2, 5.75% PIK Rate, 5.25% Cash Rate(h)	5.25%	09/05/2022		142	127,047
Term Loan B-3 (3 mo. EURIBOR + 4.25%)	0.75%	09/21/2023	EUR	153	179,835
Eastman Tire Additives, Term Loan B(d)(f)	–	08/12/2028		4,674	4,627,293
Fusion, Term Loan (1 mo. USD LIBOR + 6.50%)(d)	7.50%	04/30/2026		5,694	5,835,975
Gemini HDPE LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	12/11/2027		10,542	10,537,209
ICP Group Holdings LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	01/14/2028		5,846	5,844,720
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.50%	01/14/2029		1,075	1,085,456
INEOS Quattro Holdings Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	01/21/2026		2,734	2,730,180
Invictus US NewCo LLC
First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	3.08%	03/28/2025		6,814	6,799,722
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	6.83%	03/30/2026		2,797	2,797,605
Kersia International S.A.S. (Belgium), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	11/30/2027	EUR	14	16,177
Lonza Solutions (Switzerland), Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	04/28/2028		3,632	3,638,519
Lummus Technology, Term Loan B (1 mo. USD LIBOR + 3.50%)	3.58%	06/30/2027		8,048	8,016,038
Messer Industries USA, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	2.65%	03/02/2026		2,200	2,185,477
Perstorp Holding AB (Sweden), Term Loan B(f)	–	02/27/2026		833	820,906
Potters Industries LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	12/14/2027		2,991	2,997,748
PQ Corp., Term Loan B(f)	–	05/27/2028		6,139	6,139,903
PQ Performance Chemicals, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	04/30/2028		5,138	5,144,995
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.00%	11/03/2025		9,579	9,591,073
W.R. Grace & Co., Term Loan B(f)	–	08/11/2028		6,262	6,283,308
					128,670,823

Clothing & Textiles–0.30%
BK LC Lux SPV S.a.r.l., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.25%	04/27/2028		5,078	5,081,620
Mascot Bidco OYJ (Finland), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	03/30/2026	EUR	14	16,397
Tumi, Inc., Incremental Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	04/25/2025		5,761	5,733,583
					10,831,600

Conglomerates–0.22%
Safe Fleet Holdings LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	02/03/2025		8,168	8,102,398

Containers & Glass Products–1.93%
Consolidated Container Co. LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	01/29/2028		3,253	3,229,399
Duran Group (Germany)
Term Loan B-1 (3 mo. EURIBOR + 4.00%)	4.00%	03/29/2024	EUR	4,651	5,436,619
Term Loan B-3 (3 mo. EURIBOR + 4.00%)	4.00%	12/20/2024	EUR	1,328	1,552,398
Fort Dearborn Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	10/19/2023		9,138	9,160,477
Graham Packaging Co., Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	08/04/2027		2,778	2,770,098
Hoffmaster Group, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 4.00%)	5.00%	11/21/2023		12,910	12,439,997
Keter Group B.V. (Netherlands)
Term Loan B-1 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	14,720	17,428,101
Term Loan B-3 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	1,290	1,526,852
Klockner Pentaplast of America, Inc.
Term Loan B (1 mo. USD LIBOR + 4.75%)	5.25%	02/12/2026		2,027	2,028,618
Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	03/01/2026	EUR	1,995	2,357,582
Libbey Glass, Inc., PIK Term Loan, 6.00% PIK Rate, 5.00% Cash Rate (Acquired 11/13/2020-05/13/2021; Cost $3,896,677)(g)(h)	6.00%	11/12/2025		4,261	4,444,300
Logoplaste (Portugal), Term Loan B (1 mo. USD LIBOR + 4.25%)	4.38%	04/21/2028		2,709	2,706,944
Pretium PKG Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	10/14/2027		2,875	2,879,084

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Containers & Glass Products–(continued)
Trident TPI Holdings, Inc.
Delayed Draw Term Loan(e)	0.00%	07/29/2028		$302	$ 301,896
Term Loan B(f)	–	07/29/2028		2,125	2,128,367
					70,390,732

Cosmetics & Toiletries–0.64%
Coty, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	2.35%	04/05/2025		15,386	14,866,831
Domtar Personal Care, Term Loan B (1 mo. USD LIBOR + 4.25%) (Acquired 02/19/2021; Cost $3,347,914)(g)	5.00%	02/18/2028		3,353	3,365,974
IRIS Bidco GmbH (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	5.00%	05/25/2028	EUR	4,163	4,929,254
					23,162,059

Drugs–0.36%
Bausch Health Americas, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	3.08%	06/02/2025		3,207	3,198,797
Endo LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	5.75%	03/10/2028		7,561	7,365,326
Grifols Worldwide Operations USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	2.08%	11/15/2027		2,666	2,634,343
					13,198,466

Ecological Services & Equipment–0.56%
Anticimex (Sweden), Term Loan B (f)	–	07/21/2028		6,862	6,838,265
GFL Environmental, Inc. (Canada), Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	3.50%	05/30/2025		3,131	3,137,773
Patriot Container Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	03/20/2025		4,742	4,717,945
TruGreen L.P., Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)(d)	9.25%	11/02/2028		5,636	5,776,509
					20,470,492

Electronics & Electrical–9.58%
Barracuda Networks, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	10/30/2028		792	805,214
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.08%	04/18/2025		5,089	5,089,290
Cloudera, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.50%)	3.25%	12/20/2027		3,329	3,329,469
CommerceHub, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	01/01/2028		2,811	2,819,516
Cornerstone OnDemand, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.34%	04/22/2027		3,743	3,743,895
Delta Topco, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	12/01/2027		14,815	14,850,813
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.00%	12/01/2028		2,561	2,594,521
Devoteam (Castillon S.A.S. - Bidco) (France), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	12/09/2027	EUR	12	14,465
E2Open LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	02/04/2028		1,809	1,806,579
ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.08%	05/06/2026		3,266	3,257,502
EverCommerce, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	07/01/2028		2,094	2,098,023
Finastra USA, Inc. (United Kingdom), First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	06/13/2024		16,690	16,511,643
Forcepoint, Term Loan B (1 mo. USD LIBOR + 4.50%)	5.00%	01/07/2028		5,633	5,652,149
Fusion Connect, Inc., Term Loan (3 mo. USD LIBOR + 9.50%)	11.50%	01/14/2025		1,969	1,977,280
Go Daddy Operating Co. LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)(d)	2.11%	08/10/2027		63	62,475
Hyland Software, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.25%	07/01/2024		5,328	5,338,988
Second Lien Term Loan (1 mo. USD LIBOR + 6.25%)	7.00%	07/07/2025		100	101,267
Imperva, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	8.75%	01/11/2027		3,920	3,932,857
Infinite Electronics, Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	7.50%	03/02/2029		1,876	1,895,033
Internap Corp. (1 mo. USD LIBOR + 1.00%)	5.50%	05/08/2025		11,647	6,041,954
ION Corp., Term Loan B (3 mo. EURIBOR + 3.75%)	3.00%	03/05/2028	EUR	3	3,772
LogMeIn, Term Loan B (1 mo. USD LIBOR + 4.75%)	4.85%	08/28/2027		24,351	24,303,455
Mavenir Systems, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.25%	08/13/2028		5,431	5,439,734
Maverick Bidco, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(d)	7.50%	04/28/2029		314	316,180
Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	05/18/2028		2,916	2,916,308
McAfee Enterprise
Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	9.00%	05/03/2029		4,072	4,069,023
Term Loan B (1 mo. USD LIBOR + 5.00%)	5.75%	05/03/2028		15,161	15,142,600
Mediaocean LLC, Term Loan B(f)	–	08/18/2025		1,394	1,396,691
Micro Holding L.P., Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	09/13/2024		5,022	5,035,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Natel Engineering Co., Inc., Term Loan (3 mo. USD LIBOR + 5.00%)	6.00%	04/29/2026		$12,846	$ 12,428,662
NCR Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	2.63%	08/28/2026		4,120	4,080,889
Neustar, Inc., Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	4.50%	08/08/2024		18,133	17,860,523
Oberthur Technologies of America Corp., Term Loan B (1 mo. USD LIBOR + 4.50%) (Acquired 04/01/2021; Cost $7,596,177)(g)	4.50%	01/09/2026		7,673	7,692,089
Optiv, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.25%	01/31/2025		589	579,832
Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	02/01/2024		23,121	22,794,461
Project Accelerate Parent LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.37%	01/02/2025		8,332	8,196,880
Project Leopard Holdings, Inc., Incremental Term Loan (3 mo. USD LIBOR + 4.75%)	5.75%	07/05/2024		8,495	8,540,255
Proofpoint, Inc., Term Loan B(f)	–	06/09/2028		10,941	10,888,519
Quest Software US Holdings, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.38%	05/16/2025		26,802	26,808,324
Second Lien Term Loan (3 mo. USD LIBOR + 8.25%)	8.38%	05/16/2026		2,935	2,933,605
RealPage, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	02/15/2028		2,420	2,408,509
Renaissance Holding Corp., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	7.08%	05/29/2026		1,291	1,297,094
Riverbed Technology, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 6.00%) (Acquired 12/31/2020-03/01/2021; Cost $22,360,874)(g)	7.00%	12/31/2025		22,466	20,117,442
PIK Second Lien Term Loan, 4.50% PIK Rate, 7.50% Cash Rate (Acquired 12/31/2020-06/30/2021; Cost $6,551,319)(g)(h)	7.50%	12/31/2026		8,157	6,294,650
Term Loan (3 mo. USD LIBOR + 3.25%) (Acquired 02/05/2021-08/11/2021; Cost $2,525,535)(g)	4.25%	04/24/2022		2,580	2,481,944
Sandvine Corp.
First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	4.58%	10/31/2025		2,449	2,448,072
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	8.08%	11/02/2026		92	91,279
Skillsoft Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.50%	07/01/2028		6,638	6,675,399
SmartBear (AQA Acquisition Holdings, Inc), Term Loan B (1 mo. USD LIBOR + 4.25%)	4.75%	03/03/2028		1,259	1,262,022
SonicWall U.S. Holdings, Inc., Term Loan(f)	–	05/16/2025		1,367	1,361,096
Tenable Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	07/07/2028		1,714	1,711,373
Ultimate Software Group, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	3.83%	05/04/2026		9,832	9,849,310
Incremental Term Loan B (1 mo. USD LIBOR + 3.25%)	4.00%	05/01/2026		2,818	2,823,411
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	05/10/2027		540	550,584
Veritas US, Inc.
Term Loan B (3 mo. EURIBOR + 4.75%)	5.75%	09/01/2025	EUR	2,637	3,136,877
Term Loan B (1 mo. USD LIBOR + 5.00%)	6.00%	09/01/2025		15,151	15,208,157
WebPros, Term Loan (1 mo. USD LIBOR + 5.25%)	5.75%	02/18/2027		7,854	7,883,363
					348,951,139

Financial Intermediaries–0.96%
Edelman Financial Center LLC (The)
Incremental Term Loan (1 mo. USD LIBOR + 3.50%)	4.25%	03/15/2028		16,199	16,135,748
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	6.83%	07/20/2026		705	709,458
LendingTree, Inc., First Lien Term Loan(d)(f)	–	08/31/2028		5,437	5,430,494
MoneyGram International, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.50%)	4.75%	07/31/2026		4,183	4,190,941
Stiphout Finance LLC
Incremental Term Loan (1 mo. EURIBOR + 3.75%)	3.75%	10/26/2025	EUR	6	7,131
Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/26/2025		1,277	1,280,544
Tegra118 Wealth Solutions, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	4.16%	02/10/2027		4,245	4,250,049
TMF Group Holdco B.V. (Netherlands), Incremental Second Lien Term Loan (3 mo. EURIBOR + 6.88%)	6.88%	06/08/2026	EUR	2,656	3,143,637
					35,148,002

Food Products–0.34%
H-Food Holdings LLC
Incremental Term Loan B-3 (1 mo. USD LIBOR + 5.00%)	6.00%	05/23/2025		1,385	1,389,877
Term Loan (3 mo. USD LIBOR + 3.69%)	3.77%	05/23/2025		2,624	2,603,859
Labeyrie Fine Foods S.A.S. (France), Term Loan(f)	–	07/28/2026	EUR	795	939,104

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Products–(continued)
Valeo Foods (Jersey) Ltd. (Ireland)
Term Loan B (3 mo. GBP LIBOR + 5.25%)	5.32%	08/27/2027	GBP	2,719	$ 3,737,937
Term Loan B(f)	–	06/28/2028	EUR	3,091	3,640,764
					12,311,541

Food Service–0.78%
Euro Garages (Netherlands), Term Loan B (3 mo. GBP LIBOR + 4.75%)	4.83%	02/07/2025	GBP	1,361	1,842,999
Financiere Pax S.A.S., Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	07/01/2026	EUR	8,284	8,642,545
IRB Holding Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.25%)	4.25%	12/01/2027		$8,008	8,015,974
New Red Finance, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.83%	11/19/2026		4,522	4,450,444
US Foods, Inc., Term Loan (3 mo. USD LIBOR + 1.75%)	1.83%	06/27/2023		2,316	2,293,595
Weight Watchers International, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	04/13/2028		3,119	3,111,408
					28,356,965

Health Care–4.44%
Acacium Group (United Kingdom), Term Loan	5.30%	05/19/2028	GBP	4,574	6,286,516
athenahealth, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	4.38%	02/11/2026		10,250	10,297,901
Certara Holdco, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.58%	08/14/2026		3,510	3,506,953
Curium BidCo S.a.r.l. (Luxembourg), Term Loan (1 mo. USD LIBOR + 4.25%)	5.00%	12/02/2027		55	54,785
Ethypharm (France), Term Loan B (2 mo. USD LIBOR + 5.25%)	4.61%	04/30/2029	GBP	2,378	3,256,405
Explorer Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	5.50%	02/04/2027		6,597	6,626,302
Gainwell Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	10/01/2027		16,557	16,629,467
Global Healthcare Exchange LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	06/28/2024		4,788	4,791,176
Global Medical Response, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	10/02/2025		10,141	10,196,928
HC Group Holdings III, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	3.83%	08/06/2026		2,374	2,372,587
ICON PLC (Ireland)
Term Loan (1 mo. USD LIBOR + 2.50%)	3.00%	06/16/2028		1,059	1,059,676
Term Loan (1 mo. USD LIBOR + 2.50%)	3.00%	06/16/2028		4,251	4,253,154
ImageFirst
Delayed Draw Term Loan(d)(e)	0.00%	04/27/2028		585	584,827
Term Loan B (1 mo. USD LIBOR + 4.50%)	5.25%	04/27/2028		2,573	2,573,240
Insulet Corp., Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	04/28/2028		3,036	3,040,190
International SOS L.P., Term Loan B(d)(f)	–	08/06/2028		5,025	5,031,277
MedAssets Sotware Intermediate Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	01/28/2028		719	718,143
Neuraxpharm (Cerebro BidCo/Blitz F20-80 GmbH) (Germany)
Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	10/29/2027	EUR	10	12,212
Term Loan B-2 (3 mo. EURIBOR + 4.25%)	4.25%	10/29/2027	EUR	6	7,054
Organon & Co., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	04/08/2028		16,361	16,435,692
PAREXEL International Corp., Term Loan B(f)	–	08/31/2028		5,644	5,648,337
Prophylaxis B.V. (Netherlands)
PIK Term Loan A, 9.75% PIK Rate, 0.50% Cash Rate(d)(h)	9.50%	06/30/2025	EUR	1,067	2,015,774
Term Loan B(d)(f)	–	06/30/2025	EUR	12,783	14,942,231
Revint Intermediate II LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	5.09%	10/15/2027		9,461	9,525,732
Sunshine Luxembourg VII S.a.r.l. (Switzerland), Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	10/01/2026		5,217	5,228,992
TTF Holdings LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)(d)	4.75%	03/25/2028		2,614	2,614,120
Unified Womens Healthcare L.P., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.00%	12/17/2027		9,410	9,433,275
Verscend Holding Corp., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	4.08%	08/07/2025		3,502	3,502,233
Waystar, Term Loan B (1 mo. USD LIBOR + 4.00%)	4.08%	10/23/2026		4,479	4,476,403
Women’s Care Holdings, Inc. LLC
First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	01/15/2028		3,515	3,514,290
Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	9.00%	01/15/2029		1,508	1,509,335
WP CityMD Bidco LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	08/13/2026		1,797	1,806,579
					161,951,786

Home Furnishings–1.23%
Hayward Industries, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.00%	05/12/2028		1,090	1,086,256
Mattress Holding Corp., Term Loan (1 mo. USD LIBOR + 5.25%) (Acquired 11/24/2020; Cost $8,471,029)(g)	6.25%	11/24/2027		8,669	8,837,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Home Furnishings–(continued)
Serta Simmons Bedding LLC
First Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		$6,164	$ 6,238,836
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		17,836	17,046,162
TGP Holdings III LLC
Delayed Draw Term Loan(e)	0.00%	06/23/2028		515	515,273
Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	06/23/2028		3,904	3,907,830
VC GB Holdings, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.25%	07/01/2029		2,063	2,080,763
Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	07/01/2028		1,604	1,602,431
Webster-Stephen Products LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.00%	10/20/2027		3,698	3,704,241
					45,019,137

Industrial Equipment–2.93%
Alliance Laundry Systems LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	09/30/2027		3,037	3,042,269
Brush (United Kingdom)
Term Loan (3 mo. EURIBOR + 7.00%)(d)	6.45%	06/09/2028	EUR	3,420	3,937,520
Term Loan A (3 mo. GBP LIBOR + 7.00%)(d)	7.05%	06/09/2028	GBP	2,943	3,944,853
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	12/16/2027		4,460	4,468,229
Engineered Machinery Holdings, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	08/05/2028		2,879	2,874,218
Second Lien Incremental Term Loan(f)	–	05/21/2029		754	761,012
Kantar (United Kingdom)
Revolver Loan(d)(f)	–	06/04/2026		419	415,504
Revolver Loan(d)(e)	0.00%	06/04/2026		9,831	9,748,857
Term Loan B (1 mo. USD LIBOR + 5.00%)	5.13%	12/04/2026		10,052	10,048,519
Term Loan B-2 (1 mo. USD LIBOR + 4.50%)	5.75%	12/24/2026		5,054	5,053,936
Madison IAQ LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	06/21/2028		9,811	9,761,619
North American Lifting Holdings, Inc.
Term Loan (1 mo. USD LIBOR + 6.50%)	7.50%	10/16/2024		11,294	11,816,133
Term Loan (1 mo. USD LIBOR + 11.00%)	12.00%	04/16/2025		5,295	5,149,198
S2P Acquisiton Borrower, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	3.83%	08/14/2026		5,026	5,012,721
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany)
Term Loan B (1 mo. USD LIBOR + 4.25%)	4.40%	07/30/2027		29,433	29,455,139
Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	07/31/2027		1,309	1,310,333
					106,800,060

Insurance–1.58%
Acrisure LLC
Term Loan (1 mo. USD LIBOR + 3.50%)	3.61%	01/31/2027		9,296	9,180,888
Term Loan B (1 mo. USD LIBOR + 3.75%)	3.85%	01/31/2027		4,464	4,428,031
Alliant Holdings Intermediate LLC
Term Loan(f)	–	05/09/2025		2,015	1,996,487
Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	4.25%	10/15/2027		16,669	16,701,537
HUB International Ltd., Term Loan (1 mo. USD LIBOR + 2.75%)	2.88%	04/25/2025		1,585	1,568,681
Ryan Specialty Group LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	09/01/2027		8,775	8,781,048
Sedgwick Claims Management Services, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	3.83%	09/03/2026		807	803,499
Term Loan(f)	–	12/31/2025		777	768,187
Sisaho international (France), Term Loan B(f)	–	07/22/2028	EUR	2,135	2,524,813
USI, Inc.
Term Loan (3 mo. USD LIBOR + 3.00%)	3.15%	05/16/2024		9,212	9,144,942
Term Loan (1 mo. USD LIBOR + 3.25%)	3.40%	12/02/2026		1,603	1,588,796
					57,486,909

Leisure Goods, Activities & Movies–4.43%
Alpha Topco Ltd. (United Kingdom), Term Loan B (3 mo. USD LIBOR + 2.50%)	3.50%	02/01/2024		20,073	20,025,404
AMC Entertainment, Inc., Term Loan B-1(f)	–	04/22/2026		12,480	11,174,946
Carnival Corp., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	06/30/2025		2,496	2,486,495

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Leisure Goods, Activities & Movies–(continued)
Crown Finance US, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 8.25%)	9.25%	05/23/2024		$2,900	$ 3,117,742
Term Loan (3 mo. USD LIBOR + 7.00%)	7.00%	05/23/2024		11,226	13,856,317
Term Loan(f)	–	02/28/2025	EUR	257	242,198
Term Loan (1 mo. USD LIBOR + 2.50%)	3.50%	02/28/2025		7,854	6,155,046
Term Loan (1 mo. USD LIBOR + 2.75%)	3.75%	09/20/2026		8,148	6,295,352
CWGS Group LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	3.25%	06/23/2028		2,570	2,550,641
Deluxe Entertainment Services Group, Inc., First Lien Term Loan (Acquired 10/04/2019-06/30/2021; Cost $1,231,540)(d)(g)(i)	1.50%	03/25/2024		1,501	0
Eagle Midco Ltd. (United Kingdom), Term Loan (3 mo. GBP LIBOR + 4.75%)	4.82%	03/10/2028	GBP	1,474	2,028,340
Invictus Media S.L.U. (Spain)
Revolver Loan (Acquired 04/30/2021; Cost $3,812,196)(d)(g)(i)	4.00%	06/28/2024	EUR	3,692	4,140,855
Second Lien Term Loan (Acquired 05/13/2021-06/28/2021; Cost $9,756,307)(g)(i)	7.50%	12/26/2025	EUR	11,883	9,045,326
Term Loan A-1 (Acquired 10/15/2020-06/28/2021; Cost $5,188,472)(g)(i)	4.25%	06/26/2024	EUR	4,688	5,332,254
Term Loan A-2 (Acquired 10/15/2020-06/22/2021; Cost $3,241,035)(g)(i)	4.25%	06/26/2024	EUR	2,929	3,331,940
Term Loan B-1 (Acquired 01/14/2021-05/27/2021; Cost $5,039,092)(g)(i)	4.75%	06/26/2025	EUR	4,496	5,114,392
Term Loan B-2 (Acquired 01/14/2021-05/27/2021; Cost $4,536,240)(g)(i)	4.75%	06/26/2025	EUR	4,055	4,612,807
Merlin (Motion Finco S.a.r.l. and LLC) (United Kingdom)
Term Loan B (3 mo. EURIBOR + 3.00%)	3.00%	11/04/2026	EUR	6,254	7,112,578
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	3.40%	11/04/2026		1,641	1,575,987
Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	3.40%	11/04/2026		216	207,130
Parques Reunidos (Spain)
Incremental Term Loan B-2 (3 mo. EURIBOR + 7.50%)	7.50%	09/16/2026	EUR	1,000	1,186,412
Term Loan B-1 (3 mo. EURIBOR + 3.75%)	3.75%	09/27/2026	EUR	10,934	12,330,847
Royal Caribbean Cruises
Revolver Loan(e)	0.00%	10/12/2022		1,281	1,230,028
Revolver Loan(d)(e)	0.00%	04/05/2024		3,844	3,526,720
Term Loan(f)	–	04/05/2022		3,844	3,722,102
Sabre GLBL, Inc.
Term Loan B-1(f)	–	12/17/2027		3,851	3,831,410
Term Loan B-2(f)	–	12/17/2027		2,416	2,403,555
SeaWorld Parks & Entertainment, Inc., Term Loan B-5 (1 mo. USD LIBOR + 3.00%)	3.75%	03/31/2024		10,244	10,242,705
Six Flage Theme Parks, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	1.84%	04/17/2026		3,024	2,953,573
Vue International Bidco PLC (United Kingdom), Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	06/21/2026	EUR	10,519	11,527,898
					161,361,000

Lodging & Casinos–5.29%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	5.50%	02/02/2026		8,095	8,039,601
Term Loan (1 mo. USD LIBOR + 3.75%)	3.83%	02/01/2026		2,097	2,039,972
Aristocrat Technologies, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/19/2024		7,602	7,622,637
B&B Hotels S.A.S. (France)
Incremental Term Loan (6 mo. EURIBOR + 5.50%)	5.50%	06/30/2026	EUR	2,547	2,987,873
Term Loan B-3-A (3 mo. EURIBOR + 3.88%)	3.88%	07/31/2026	EUR	11,378	12,861,419
Bally’s Corp., Term Loan B(f)	–	07/31/2028		14,180	14,173,417
Caesars Resort Collection LLC
Incremental Term Loan (1 mo. USD LIBOR + 4.50%)	4.58%	06/30/2025		3,554	3,566,678
Term Loan B (3 mo. USD LIBOR + 2.75%)	2.83%	12/23/2024		27,556	27,364,811
CityCenter Holdings LLC, Term Loan B (3 mo. USD LIBOR + 2.25%)	3.00%	04/18/2024		8,867	8,856,524
Everi Payments, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	3.00%	07/31/2028		21,251	21,199,683
Great Canadian Gaming Corp. (Canada), Term Loan B(f)	–	11/01/2026		3,185	3,193,596
GVC Finance LLC, Term Loan B-4(f)	–	03/16/2027		6,496	6,490,784
Hilton Grand Vacations Borrower LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	05/19/2028		9,599	9,595,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Lodging & Casinos–(continued)
HotelBeds (United Kingdom)
Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	09/12/2025	EUR	6,298	$ 6,738,715
Term Loan C (6 mo. EURIBOR + 4.50%)	4.50%	09/12/2027	EUR	10,722	11,396,373
Term Loan D (3 mo. EURIBOR + 5.50%)	4.96%	09/12/2027	EUR	12,533	13,593,742
RHP Hotel Properties L.P., Term Loan B (3 mo. USD LIBOR + 2.00%)	2.08%	05/11/2024		$3,477	3,441,259
Scientific Games International, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.83%	08/14/2024		19,028	18,886,233
Station Casinos LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	2.50%	02/08/2027		10,848	10,709,611
					192,758,735

Nonferrous Metals & Minerals–1.35%
ACNR Holdings, Inc., PIK Term Loan, 3.00% PIK Rate, 14.00% Cash Rate (h)	14.00%	09/16/2025		21,903	22,176,347
American Rock Salt Co. LLC
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(d)	8.00%	05/25/2029		369	368,388
Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	05/25/2028		853	856,711
Corialis Group Ltd. (United Kingdom), Term Loan B(f)	–	05/24/2028	GBP	707	974,647
Form Technologies LLC
Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	07/19/2025		4,578	4,581,216
Term Loan (1 mo. USD LIBOR + 9.25%)(d)	10.25%	10/22/2025		3,298	3,396,878
Kissner Group, Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	03/01/2027		16,631	16,683,038
					49,037,225

Oil & Gas–3.07%
Brazos Delaware II LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	4.09%	05/21/2025		12,913	12,599,491
Fieldwood Energy LLC, DIP Term Loan(d)(e)	0.00%	09/30/2021		11,055	11,497,109
HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	07/02/2023		8,950	6,679,242
Lower Cadence Holdings LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	4.09%	05/22/2026		1,279	1,278,425
McDermott International Ltd.
LOC(e)	0.00%	06/30/2024		15,188	12,112,184
LOC (3 mo. USD LIBOR + 4.00%)(d)	4.10%	06/30/2024		7,455	6,150,032
PIK Term Loan, 3.00% PIK Rate, 1.00% Cash Rate(h)	1.09%	06/30/2025		3,768	1,708,224
Term Loan (1 mo. USD LIBOR + 3.00%)(d)	3.09%	06/30/2024		425	276,487
Petroleum GEO-Services ASA, Term Loan (1 mo. USD LIBOR + 7.50%)	7.65%	03/19/2024		21,652	19,856,306
QuarterNorth Energy, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 8.00%)	9.00%	03/31/2026		23,267	23,266,701
Southcross Energy Partners L.P., Revolver Loan(d)(e)	0.00%	01/31/2025		3,149	3,085,937
Sunrise Oil & Gas, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 7.00%)(d)	8.00%	01/17/2023		4,522	4,453,989
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)(d)	8.00%	01/17/2023		4,772	4,700,780
Term Loan (1 mo. USD LIBOR + 7.00%)(d)	8.00%	01/17/2023		5,556	4,195,010
					111,859,917

Publishing–1.80%
Adtalem Global Education, Inc., Term Loan B (f)	–	02/12/2028		7,854	7,875,716
Cengage Learning, Inc., Term Loan B(f)	–	06/29/2026		18,518	18,600,182
Clear Channel Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.63%	08/21/2026		23,950	23,426,130
McGraw-Hill Education, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	5.25%	07/30/2028		15,903	15,816,265
					65,718,293

Radio & Television–1.57%
Diamond Sports Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.25%) (Acquired 06/23/2021-08/25/2021; Cost $8,714,039)(g)	3.34%	08/24/2026		15,124	9,528,211
E.W. Scripps Co. (The), Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	12/15/2027		11,346	11,347,353
iHeartCommunications, Inc.
Incremental Term Loan(f)	–	05/01/2026		2,294	2,288,620
Term Loan (1 mo. USD LIBOR + 3.00%)	3.08%	05/01/2026		7,859	7,798,942
Nexstar Broadcasting, Inc.
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	2.33%	01/17/2024		1,342	1,339,834
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	2.60%	09/18/2026		6,465	6,442,767
Sinclair Television Group, Inc.
Term Loan B-2-B (1 mo. USD LIBOR + 2.50%)	2.59%	09/30/2026		5,745	5,639,083
Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	3.09%	03/25/2028		11,990	11,911,324

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Radio & Television–(continued)
Univision Communications, Inc., Term Loan C (1 mo. USD LIBOR + 3.25%)	4.00%	03/24/2026		$841	$ 839,580
					57,135,714

Retailers (except Food & Drug)–2.53%
Bass Pro Group LLC, Term Loan B (1 mo. USD LIBOR + 4.25%)	5.00%	02/26/2028		19,233	19,328,786
CNT Holdings I Corp. (1-800 Contacts)
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	10/16/2027		12,276	12,285,325
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	10/16/2028		2,842	2,897,189
Harbor Freight Tools USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	10/15/2027		2,484	2,477,900
Kirk Beauty One GmbH (Germany)
Term Loan B-1 (3 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	1,813	2,129,317
Term Loan B-2 (6 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	1,045	1,227,755
Term Loan B-3 (6 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	1,423	1,670,558
Term Loan B-4 (6 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	3,199	3,757,176
Term Loan B-5 (6 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	713	836,973
Petco Animal Supplies, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.00%	02/25/2028		7,715	7,709,723
PetSmart, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	02/11/2028		28,051	28,129,653
Rent-A-Center, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	02/17/2028		4,937	4,970,438
Savers, Inc., Term Loan B (1 mo. USD LIBOR + 5.75%)	6.50%	04/21/2028		4,600	4,661,826
					92,082,619

Surface Transport–1.91%
American Trailer World Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	03/03/2028		14,350	14,216,847
Daseke Cos., Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	03/09/2028		1,157	1,160,008
First Student Bidco, Inc.
Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	07/13/2028		12,246	12,172,043
Term Loan C (1 mo. USD LIBOR + 3.00%)	3.50%	07/13/2028		4,520	4,493,036
Hertz Corp. (The)
Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	06/30/2028		8,328	8,304,507
Term Loan C (1 mo. USD LIBOR + 3.50%)	4.00%	06/14/2028		1,570	1,565,080
Hurtigruten (Norway), Term Loan B (3 mo. EURIBOR + 3.50%) (Acquired 04/16/2021-05/25/2021; Cost $12,580,231)(g)	4.00%	02/22/2025	EUR	11,013	12,078,079
Odyssey Logistics & Technology Corp., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	10/12/2024		4,044	3,997,091
PODS LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	04/01/2028		11,644	11,620,297
					69,606,988

Telecommunications–5.63%
Avaya, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	4.35%	12/15/2027		20,383	20,431,909
Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	4.10%	12/15/2027		1,665	1,668,292
Cablevision Lightpath LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	11/30/2027		303	302,725
CCI Buyer, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	12/13/2027		9,800	9,830,800
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.33%	03/15/2027		9,397	9,296,759
Cincinnati Bell, Inc., Term Loan B (3 mo. USD LIBOR + 3.25%)	4.25%	10/02/2024		26,606	26,610,320
Colorado Buyer, Inc.
First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	05/01/2024		2,509	2,477,153
Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	05/01/2024		2,954	2,912,968
Crown Subsea Communications Holding, Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	5.75%	04/20/2027		5,647	5,698,756
Frontier Communications Corp., DIP Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	05/01/2028		9,150	9,161,954
Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	4.50%	12/12/2026		8,506	8,512,333
Intelsat Jackson Holdings S.A. (Luxembourg)
DIP Term Loan (1 mo. USD LIBOR + 5.50%)(j)	6.50%	07/13/2022		5,352	5,400,454
Term Loan B-3 (1 mo. USD LIBOR + 5.75%)(j)	8.00%	11/27/2023		36,784	37,485,718
Term Loan B-4 (3 mo. USD LIBOR + 6.50%)(j)	8.75%	01/02/2024		4,205	4,294,455
Term Loan B-5 (1 mo. USD LIBOR + 8.63%)(j)	8.63%	01/02/2024		1,943	1,983,429
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.83%	03/01/2027		6,871	6,781,253
MLN US HoldCo LLC, First Lien Term Loan B (3 mo. USD LIBOR + 4.50%)	4.59%	11/30/2025		18,081	16,493,268
MTN Infrastructure TopCo, Inc., Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	11/17/2024		58	57,698
Radiate Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	09/10/2026		7,136	7,129,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Telecommunications–(continued)
Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.86%	12/07/2026	$8,839	$ 8,210,250
Windstream Services LLC, Term Loan B (1 mo. USD LIBOR + 6.25%)	7.25%	09/21/2027	18,584	18,703,189
Zayo Group LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.08%	03/09/2027	1,590	1,571,282
				205,014,501

Utilities–2.64%
APLP Holdings Ltd. Partnership (Canada), Term Loan B (1 mo. USD LIBOR + 3.75%)	4.75%	04/01/2027	7,421	7,444,398
Centuri Group, Inc., Term Loan B(f)	–	08/18/2028	5,309	5,296,934
Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/02/2025	13,954	12,490,601
ExGen Renewables IV LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)	3.50%	12/15/2027	2,391	2,388,855
Frontera Generation Holdings LLC
First Lien Term Loan (Prime Rate + 13.00%) (Acquired 07/28/2021; Cost $4,175,471)(d)(g)	15.25%	07/28/2026	4,196	4,448,240
Second Lien Term Loan (Prime Rate + 1.50%) (Acquired 07/28/2021; Cost $1,737,760)(g)	3.75%	07/28/2028	4,043	2,054,985
Generation Bridge LLC
Term Loan B(d)(f)	–	09/01/2028	5,108	5,044,349
Term Loan C(d)(f)	–	09/01/2028	106	105,091
Granite Acquisition, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	03/17/2028	3,166	3,161,548
Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/31/2026	7,191	7,036,739
Heritage Power LLC, Term Loan (1 mo. USD LIBOR + 6.00%)	7.00%	07/30/2026	10,092	9,082,775
Lightstone Holdco LLC
Term Loan B (3 mo. USD LIBOR + 3.75%)	4.75%	01/30/2024	15,533	11,637,968
Term Loan C (3 mo. USD LIBOR + 3.75%)	4.75%	01/30/2024	873	653,841
Nautilus Power LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	05/16/2024	6,570	6,104,925
Osmose Utilities Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	06/17/2028	6,690	6,659,092
Pike Corp., Incremental Term Loan B (1 mo. USD LIBOR + 3.00%)	3.09%	01/15/2028	4,674	4,660,998
PowerTeam Services LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	4.50%	03/06/2025	3,754	3,724,024
USIC Holding, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.25%	05/07/2029	1,108	1,120,155
Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	05/31/2028	3,069	3,062,081
				96,177,599
Total Variable Rate Senior Loan Interests (Cost $3,100,390,134)				3,108,455,185

			Shares
Common Stocks & Other Equity Interests–5.10%(k)
Business Equipment & Services–0.60%
iQor US, Inc.			546,736	7,426,315
My Alarm Center LLC, Class A (Acquired 03/09/2021-03/19/2021; Cost $14,176,033)(d)(g)(l)			103,816	14,378,513

				21,804,828

Containers & Glass Products–0.09%
Libbey Glass, Inc. (Acquired 11/13/2020; Cost $3,618,081)(g)			836,669	3,451,260

Electronics & Electrical–0.06%
Fusion Connect, Inc.(d)			113	186

Fusion Connect, Inc., Wts., expiring 01/14/2040(d)(l)			1,052,649	1,578,974

Internap Corp.(d)			2,426,706	485,341

Sunguard Availability Services Capital, Inc.			37,318	27,989

				2,092,490

Health Care–0.00%
Prophylaxis B.V.(d)			490	0

Industrial Equipment–0.32%
North American Lifting Holdings, Inc.			614,772	11,719,398

Leisure Goods, Activities & Movies–0.01%
Crown Finance US, Inc. (Acquired 12/09/2020; Cost $0)(g)			781,854	386,976

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Senior Floating Rate Fund

			Shares	Value
Nonferrous Metals & Minerals–0.46%
ACNR Holdings, Inc.(l)			400,259	$ 10,606,863

Arch Resources, Inc.(m)			79,640	6,027,952

				16,634,815

Oil & Gas–3.11%
Aquadrill LLC			586,067	19,061,829

HGIM Corp.(l)			116,926	545,694

Larchmont Resources LLC(d)(l)			8,096	12,143

McDermott International Ltd.(m)			6,531,368	2,939,116

Pacific Drilling S.A.			245,192	776,450

QuarterNorth Energy, Inc. (Acquired 06/02/2021; Cost $1,630,950)(g)(l)			424,682	49,900,135

QuarterNorth Energy, Inc., Wts., expiring 08/27/2028(l)			246,653	28,735,074

Sabine Oil & Gas Holdings, Inc.(d)(m)			18,025	24,514

Southcross Energy Partners L.P. (Acquired 07/30/2014-10/29/2020; Cost $29,026,224)(g)(l)			2,914,935	120,970

Sunrise Oil & Gas, Inc.			703,798	5,630,384

Tribune Resources, Inc.(d)(l)			5,811,199	5,375,359

Tribune Resources, Inc., Wts., expiring 04/03/2023(d)(l)			1,504,557	37,614

Vantage Drilling International(m)			7,285	16,391

				113,175,673

Publishing–0.21%
Clear Channel Outdoor Holdings, Inc.(m)			2,911,538	7,657,345

Radio & Television–0.16%
iHeartMedia, Inc., Class A(m)			225,334	5,606,310

MGOC, Inc.(d)(l)			6,584,744	387,512

				5,993,822

Surface Transport–0.06%
Commercial Barge Line Co. (Acquired 01/31/2020-02/06/2020; Cost $1,838,610)(g)			35,397	884,925

Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030 (Acquired 01/31/2020-07/30/2021; Cost $0)(g)(l)			692,280	219,943

Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/05/2020-07/30/2021; Cost $0)(g)			500,575	212,049

Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 01/31/2020-08/25/2020; Cost $1,932,877)(g)(l)			37,211	930,275

				2,247,192

Utilities–0.02%
Frontera Generation Holdings LLC(d)(l)			295,966	665,923

Total Common Stocks & Other Equity Interests (Cost $283,471,288)				185,829,722

	Interest Rate	Maturity Date	Principal Amount (000)(a)
U.S. Dollar Denominated Bonds & Notes–4.57%
Air Transport–0.21%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (n)	5.75%	04/20/2029	$2,657	2,872,802

American Airlines, Inc./AAdvantage Loyalty IP Ltd.(n)	5.50%	04/20/2026	4,428	4,672,647

				7,545,449

Building & Development–0.49%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 10/01/2020-12/11/2020; Cost $14,353,287)(g)(n)	5.75%	05/15/2026	16,623	17,204,804

SRS Distribution, Inc.(n)	4.63%	07/01/2028	812	837,781

				18,042,585

Business Equipment & Services–0.50%
ADT Security Corp. (The) (n)	4.13%	08/01/2029	10,517	10,516,790

Advantage Sales & Marketing, Inc.(n)	6.50%	11/15/2028	3,334	3,488,197

Clarivate Science Holdings Corp.(n)	3.88%	07/01/2028	1,592	1,622,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Business Equipment & Services–(continued)
Imola Merger Corp.(n)	4.75%	05/15/2029	$2,500	$ 2,590,625

				18,217,812

Cable & Satellite Television–0.23%
Altice Financing S.A. (Luxembourg) (n)	5.00%	01/15/2028	1,172	1,172,750

Virgin Media Secured Finance PLC (United Kingdom)(n)	4.50%	08/15/2030	7,215	7,327,193

				8,499,943

Electronics & Electrical–0.42%
CommScope, Inc. (n)	4.75%	09/01/2029	2,098	2,127,193

Diebold Nixdorf, Inc.(n)	9.38%	07/15/2025	8,397	9,236,700

Energizer Holdings, Inc.(n)	4.38%	03/31/2029	3,882	3,897,994

TTM Technologies, Inc.(n)	4.00%	03/01/2029	25	25,344

				15,287,231

Health Care–0.06%
Global Medical Response, Inc.(n)	6.50%	10/01/2025	2,186	2,257,045

Industrial Equipment–0.16%
Madison IAQ LLC (n)	4.13%	06/30/2028	2,172	2,187,247

Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany) (Acquired 06/30/2020; Cost $3,486,000)(g)(n)	5.25%	07/15/2027	3,486	3,687,561

				5,874,808

Insurance–0.10%
Acrisure LLC/Acrisure Finance, Inc.(n)	4.25%	02/15/2029	3,632	3,600,293

Leisure Goods, Activities & Movies–0.48%
AMC Entertainment Holdings, Inc. (n)	10.50%	04/15/2025	11,129	11,949,764

SeaWorld Parks & Entertainment, Inc.(n)	8.75%	05/01/2025	4,977	5,387,602

				17,337,366

Nonferrous Metals & Minerals–0.13%
SCIH Salt Holdings, Inc.(n)	4.88%	05/01/2028	4,790	4,830,954

Publishing–0.35%
Mav Acquisition Corp.(n)	5.75%	08/01/2028	12,923	12,891,985

Radio & Television–0.36%
Diamond Sports Group LLC/Diamond Sports Finance Co. (Acquired 07/31/2020-10/23/2020; Cost $12,544,771)(g)(n)	5.38%	08/15/2026	16,566	11,025,501

Univision Communications, Inc.(n)	4.50%	05/01/2029	2,079	2,111,537

				13,137,038

Retailers (except Food & Drug)–0.02%
PetSmart, Inc./PetSmart Finance Corp.(n)	4.75%	02/15/2028	545	568,163

Surface Transport–0.20%
First Student Bidco, Inc./First Transit Parent, Inc.(n)	4.00%	07/31/2029	7,409	7,362,175

Telecommunications–0.68%
Avaya, Inc. (n)	6.13%	09/15/2028	7,870	8,312,687

Cablevision Lightpath LLC(n)	3.88%	09/15/2027	1,335	1,321,917

Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom)(n)	6.75%	10/01/2026	1,919	1,993,361

Consolidated Communications, Inc.(n)	6.50%	10/01/2028	2,024	2,216,280

Frontier Communications Holdings LLC(n)	5.88%	10/15/2027	150	160,535

Lumen Technologies, Inc.(n)	4.00%	02/15/2027	2,576	2,646,840

Windstream Escrow LLC/Windstream Escrow Finance Corp.(n)	7.75%	08/15/2028	7,756	8,022,690

				24,674,310

Utilities–0.18%
Artera Services LLC (n)	9.03%	12/04/2025	1,690	1,848,438

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Utilities–(continued)
Calpine Corp.(n)	4.50%	02/15/2028		$4,453	$ 4,592,156

					6,440,594

Total U.S. Dollar Denominated Bonds & Notes (Cost $160,935,909)					166,567,751

Non-U.S. Dollar Denominated Bonds & Notes–1.57%(o)
Building & Development–0.21%
APCOA Parking Holdings GmbH (Germany)(n)	4.63%	01/15/2027	EUR	1,077	1,294,266

APCOA Parking Holdings GmbH (Germany) (3 mo. EURIBOR + 5.00%)(n)(p)	5.00%	01/15/2027	EUR	1,750	2,093,898

Haya Real Estate S.A. (Spain)(n)	5.25%	11/15/2022	EUR	4,350	4,405,631

					7,793,795

Cable & Satellite Television–0.14%
Altice Finco S.A. (Luxembourg)(n)	4.75%	01/15/2028	EUR	1,566	1,803,844

Altice France Holding S.A. (Luxembourg)(n)	4.00%	02/15/2028	EUR	2,852	3,227,823

					5,031,667

Chemicals & Plastics–0.10%
Herens Midco S.a.r.l. (Luxembourg)(n)	5.25%	05/15/2029	EUR	3,268	3,721,227

Financial Intermediaries–0.27%
AnaCap Financial Europe S.A. SICAV-RAIF (Italy) (3 mo. EURIBOR + 5.00%)(n)(p)	5.00%	08/01/2024	EUR	5,193	5,830,451

Garfunkelux Holdco 3 S.A. (Luxembourg)(n)	6.75%	11/01/2025	EUR	100	123,861

Newday Bondco PLC (United Kingdom)(n)	7.38%	02/01/2024	GBP	2,906	4,073,395

					10,027,707

Home Furnishings–0.34%
Ideal Standard International S.A. (Belgium)(n)	6.38%	07/30/2026	EUR	2,054	2,366,207

Very Group Funding PLC (The) (United Kingdom)(n)	6.50%	08/01/2026	GBP	7,141	9,914,510

					12,280,717

Leisure Goods, Activities & Movies–0.10%
Deuce Finco PLC (United Kingdom) (3 mo. EURIBOR + 4.75%)(n)(p)	4.75%	06/15/2027	EUR	1,363	1,606,748

Deuce Finco PLC (United Kingdom)(n)	5.50%	06/15/2027	GBP	1,363	1,888,859

					3,495,607

Lodging & Casinos–0.21%
TVL Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 5.38%) (Acquired 09/22/2020-01/28/2021; Cost $6,874,839)(g)(n)(p)	5.45%	07/15/2025	GBP	5,846	7,685,899

Oil & Gas–0.00%
Petroleum GEO-Services ASA, (Norway) (Acquired 02/09/2021; Cost $903,321)(d)(g)	5.00%	02/09/2024	NOK	899	103,899

Retailers (except Food & Drug)–0.20%
Douglas GmbH (Germany)(n)	6.00%	04/08/2026	EUR	4,986	5,962,784

Kirk Beauty SUN GmbH (Germany)(n)	8.25%	10/01/2026	EUR	986	1,155,551

					7,118,335

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $57,352,005)					57,258,853

			Shares
Preferred Stocks–1.19%(k)
Containers & Glass Products–0.04%
Libbey Glass, Inc., Pfd. (Acquired 11/13/2020; Cost $1,099,306)(d)(g)				13,488	1,389,307

Nonferrous Metals & Minerals–0.32%
ACNR Holdings, Inc., Pfd.(l)				83,413	11,677,820

Oil & Gas–0.42%
McDermott International Ltd., Pfd.(d)				4,210,008	2,736,505

Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-10/31/2019; Cost $11,607,048)(d)(g)(l)				11,609,067	6,210,851

Southcross Energy Partners L.P., Series B, Pfd. (Acquired 01/31/2020; Cost $0)(d)(g)(l)				3,063,933	6,204,465

					15,151,821

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Senior Floating Rate Fund

			Shares		Value

Surface Transport–0.41%
Commercial Barge Line Co., Series A, Pfd. (Acquired 01/31/2020-08/25/2020; Cost $4,105,181)(g)				131,713	$3,512,325

Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045 (Acquired 01/31/2020-02/01/2021; Cost $4,315,155)(g)(l)				138,456	3,692,137

Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $3,389,672)(g)				142,554	4,597,366

Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020-02/17/2021; Cost $2,380,533)(g)(l)				100,115	3,228,709

					15,030,537

Total Preferred Stocks (Cost $28,148,090)					43,249,485

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)
Asset-Backed Securities–0.28%
Structured Products–0.28%
Babson Euro CLO B.V., Series 2021-1A, Class E (Ireland) (3 mo. EURIBOR + 7.05%) (n)(p)	7.05%	04/24/2034	EUR	977	1,152,427

Babson Euro CLO B.V., Series 2021-2A, Class E (3 mo. EURIBOR + 6.17%)(n)(p)	1.00%	10/15/2034	EUR	1,374	1,581,662

Jubilee CLO, Series 2018-21, Class E (Netherlands) (3 mo. EURIBOR + 6.07%)(n)(p)	6.07%	04/15/2035	EUR	1,959	2,301,433

Madison Park Funding XXX Ltd., Series 2018-30A, Class E (Cayman Islands) (3 mo. USD LIBOR + 4.95%)(n)(p)	5.08%	04/15/2029		$3,275	3,202,378

Regatta XIV Funding Ltd., Series 2018-3A, Class E (Cayman Islands) (3 mo. USD LIBOR + 5.95%)(n)(p)	6.08%	10/25/2031		2,200	2,125,596

Total Asset-Backed Securities (Cost $9,880,501)					10,363,496

			Shares
Money Market Funds–7.07%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(l)(q)				156,825,469	156,825,469

Invesco Treasury Portfolio, Institutional Class, 0.01%(l)(q)				100,864,312	100,864,312

Total Money Market Funds (Cost $257,689,781)					257,689,781

TOTAL INVESTMENTS IN SECURITIES–105.09% (Cost $3,897,867,708)					3,829,414,273

OTHER ASSETS LESS LIABILITIES–(5.09)%					(185,463,452)

NET ASSETS–100.00%					$3,643,950,821

Investment Abbreviations:

DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NOK	– Norwegian Krone
Pfd.	– Preferred
PIK	– Pay-in-Kind
USD	– U.S. Dollar
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Senior Floating Rate Fund

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(f)	This variable rate interest will settle after August 31, 2021, at which time the interest rate will be determined.
(g)	Restricted security. The aggregate value of these securities at August 31, 2021 was $281,671,620, which represented 7.73% of the Fund’s Net Assets.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2021 was $31,577,574, which represented less than 1% of the Fund’s Net Assets.

(j)	The borrower has filed for protection in federal bankruptcy court.
(k)	Securities acquired through the restructuring of senior loans.
(l)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2021	Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$189,828,702	$1,127,172,509	$(1,160,175,742)	$-	$-	$156,825,469	$37,206

Invesco Treasury Portfolio, Institutional Class	119,786,041	754,528,766	(773,450,495)	-	-	100,864,312	10,568

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Senior Floating Rate Fund

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2021	Income

Investments in Other Affiliates:

ACNR Holdings, Inc.	$-	$6,093,206	$(1,955,003)	$6,003,884	$464,776	$10,606,863	$-

ACNR Holdings, Inc., Pfd.	-	2,656,440	(7,108,285)	10,426,625	5,703,040	11,677,820	-

Arch Resources, Inc*	15,905,705	202,634	(17,905,163)	19,707,066	(11,882,290)	6,027,952	-

Commercial Barge Line Co., Wts., expiring 04/27/2045	1,462,164	22,158	-	(554,047)	-	930,275	-

Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045	3,592,706	49,547	-	49,884	-	3,692,137	-

Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045	3,126,305	27,319	-	75,085	-	3,228,709	-

Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030	-	-	-	219,943	-	219,943	-

Crossmark Holdings, Inc., Wts., expiring 07/26/2024	7,345,512	59,006	(28,183,175)	2,844,433	17,934,224	-	-

Frontera Generation Holdings LLC	-	1,035,881	-	(369,958)	-	665,923	-

Fusion Connect, Inc., Wts., expiring 01/14/2040	1,140,947	59,580	-	378,447	-	1,578,974	-

HGIM Corp.	697,614	47,403	-	(199,323)	-	545,694	-

Larchmont Resources LLC	320,691	26,406	-	(334,954)	-	12,143	-

Larchmont Resources LLC, Term Loan A*	2,713,368	228,070	(139,997)	2,239,795	49	5,041,285	-

MGOC, Inc.	385,723	-	-	1,789	-	387,512	-

My Alarm Center LLC, Class A	-	14,176,033	-	202,480	-	14,378,513	-

QuarterNorth Energy, Inc., Wts., expiring 08/27/2028	-	16,229,253	-	12,505,821	-	28,735,074	-

QuarterNorth Energy, Inc.	-	27,641,655	-	22,258,480	-	49,900,135	-

Southcross Energy Partners L.P., Series A, Pfd.	8,075,441	72,709	-	(1,937,299)	-	6,210,851	-

Southcross Energy Partners L.P.	255,212	175,806	-	(310,048)	-	120,970	-

Southcross Energy Partners L.P., Series B, Pfd.	4,570,661	-	(714,970)	1,633,804	714,970	6,204,465	-

Southcross Energy Partners L.P., Revolver Loan*	2,925,793	19,725	-	140,419	-	3,085,937	-

Tribune Resources, Inc., Wts., expiring 04/03/2023	44,872	884	-	(8,142)	-	37,614	-

Tribune Resources, Inc.	5,054,940	105,784	-	214,635	-	5,375,359	-

Total	$367,232,397	$1,950,630,774	$(1,989,632,830)	$75,188,819	$12,934,769	$416,353,929	$47,774

*	At August 31, 2021, this security was no longer an affiliate of the Fund.
(m)	Non-income producing security.
(n)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $234,086,201, which represented 6.42% of the Fund’s Net Assets.

(o)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(p)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2021.
(q)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

Open Forward Foreign Currency Contracts

						Unrealized
Settlement			Contract to			Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

10/15/2021	Barclays Bank PLC	USD	274,438	GBP	200,000	$559

09/16/2021	BNP Paribas S.A.	GBP	8,973,489	USD	12,419,503	81,869

09/16/2021	BNP Paribas S.A.	USD	91,789,352	EUR	78,112,681	467,067

09/16/2021	Canadian Imperial Bank of Commerce	GBP	8,982,790	USD	12,429,464	79,043

10/15/2021	Canadian Imperial Bank of Commerce	GBP	10,189,336	USD	14,112,189	101,964

10/15/2021	Canadian Imperial Bank of Commerce	USD	4,709,358	EUR	4,000,000	17,629

09/16/2021	Citibank, N.A.	EUR	77,701,706	USD	91,913,744	142,714

09/16/2021	Citibank, N.A.	GBP	12,373,489	USD	17,121,482	109,195

09/16/2021	Goldman Sachs International	EUR	72,601,680	USD	85,765,817	18,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Senior Floating Rate Fund

Open Forward Foreign Currency Contracts-(continued)

						Unrealized
Settlement			Contract to			Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

09/16/2021	Goldman Sachs International	USD	93,109,605	EUR	79,296,206	$544,638

09/16/2021	Morgan Stanley Capital Services LLC	EUR	77,701,706	USD	91,935,639	164,610

10/15/2021	Morgan Stanley Capital Services LLC	GBP	10,989,336	USD	15,220,251	110,033

09/16/2021	State Street Bank & Trust Co.	EUR	1,600,000	USD	1,891,530	1,821

09/16/2021	State Street Bank & Trust Co.	GBP	3,000,000	USD	4,158,029	33,335

09/16/2021	State Street Bank & Trust Co.	USD	93,089,781	EUR	79,296,206	564,462

10/15/2021	Toronto Dominion Bank (The)	GBP	10,197,279	USD	14,121,953	100,805

09/16/2021	UBS AG	EUR	9,100,000	USD	10,802,342	54,619

10/15/2021	UBS AG	GBP	7,000,000	USD	9,682,582	57,658

Subtotal-Appreciation						2,650,288

Currency Risk

10/15/2021	Barclays Bank PLC	EUR	1,368,566	USD	1,610,173	(7,126)

10/15/2021	BNP Paribas S.A.	EUR	78,112,681	USD	91,843,327	(466,093)

09/16/2021	Canadian Imperial Bank of Commerce	USD	14,089,690	GBP	10,173,824	(101,717)

10/15/2021	Goldman Sachs International	EUR	79,296,206	USD	93,164,478	(543,570)

09/16/2021	Morgan Stanley Capital Services LLC	USD	2,362,740	EUR	2,000,000	(603)

09/16/2021	Morgan Stanley Capital Services LLC	USD	14,089,486	GBP	10,173,824	(101,514)

10/15/2021	Morgan Stanley Capital Services LLC	EUR	7,000,000	USD	8,232,371	(39,858)

10/15/2021	State Street Bank & Trust Co.	EUR	79,296,206	USD	93,144,575	(563,473)

09/16/2021	Toronto Dominion Bank (The)	USD	13,822,995	GBP	9,982,120	(98,597)

09/16/2021	UBS AG	USD	4,156,989	GBP	3,000,000	(32,295)

10/15/2021	UBS AG	EUR	2,000,000	USD	2,351,910	(11,584)

10/15/2021	UBS AG	GBP	3,000,000	USD	4,086,480	(38,487)

Subtotal-Depreciation						(2,004,917)

Total Forward Foreign Currency Contracts						$645,371

Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Senior Floating Rate Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $3,484,389,154)	$3,427,215,518

Investments in affiliates, at value (Cost $413,478,554)	402,198,755

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	2,650,288

Cash	45,976,701

Foreign currencies, at value (Cost $295,525)	262,417

Receivable for:
Investments sold	258,429,708

Fund shares sold	3,378,201

Dividends	3,959

Interest	23,508,730

Investments matured, at value (Cost $6,097,180)	5,041,285

Investment for trustee deferred compensation and retirement plans	541,346

Other assets	401,547

Total assets	4,169,608,455

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	2,004,917

Payable for:
Investments purchased	446,098,828

Dividends	5,331,399

Fund shares reacquired	5,994,111

Accrued fees to affiliates	1,832,126

Accrued trustees’ and officers’ fees and benefits	3,330

Accrued other operating expenses	1,781,646

Trustee deferred compensation and retirement plans	541,346

Unfunded loan commitments	62,069,931

Total liabilities	525,657,634

Net assets applicable to shares outstanding	$3,643,950,821

Net assets consist of:
Shares of beneficial interest	$6,109,346,987

Distributable earnings (loss)	(2,465,396,166)

$3,643,950,821

Net Assets:
Class A	$1,666,115,505

Class C	$398,408,820

Class R	$60,060,356

Class Y	$1,323,124,086

Class R5	$12,126

Class R6	$196,229,928

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	234,651,489

Class C	56,069,142

Class R	8,464,589

Class Y	186,746,754

Class R5	1,706

Class R6	27,704,835

Class A:
Net asset value per share	$7.10

Maximum offering price per share (Net asset value of $7.10 ÷ 96.75%)	$7.34

Class C:
Net asset value and offering price per share	$7.11

Class R:
Net asset value and offering price per share	$7.10

Class Y:
Net asset value and offering price per share	$7.09

Class R5:
Net asset value and offering price per share	$7.11

Class R6:
Net asset value and offering price per share	$7.08

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Senior Floating Rate Fund

Statement of Operations

For the year ended August 31, 2021

Investment income:
Interest (net of foreign withholding taxes of $(187))	$206,797,990

Dividends from affiliates	47,774

Total investment income	206,845,764

Expenses:
Advisory fees	22,361,450

Administrative services fees	522,095

Custodian fees	98,579

Distribution fees:
Class A	3,975,617

Class C	5,328,414

Class R	290,463

Interest, facilities and maintenance fees	2,633,777

Transfer agent fees – A, C, R and Y	4,527,209

Transfer agent fees – R5	2

Transfer agent fees – R6	34,761

Trustees’ and officers’ fees and benefits	52,840

Registration and filing fees	182,280

Reports to shareholders	749,000

Professional services fees	8,424

Other	74,282

Total expenses	40,839,193

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,330,834)

Net expenses	39,508,359

Net investment income	167,337,405

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(565,147,466)

Affiliated investment securities	12,934,769

Foreign currencies	(1,871,286)

Forward foreign currency contracts	4,279,527

(549,804,456)

Change in net unrealized appreciation of:
Unaffiliated investment securities	733,115,268

Affiliated investment securities	75,188,819

Foreign currencies	930,649

Forward foreign currency contracts	645,371

809,880,107

Net realized and unrealized gain	260,075,651

Net increase in net assets resulting from operations	$427,413,056

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Senior Floating Rate Fund

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$167,337,405	$297,840,288

Net realized gain (loss)	(549,804,456)	(1,018,267,404)

Change in net unrealized appreciation	809,880,107	16,404,576

Net increase (decrease) in net assets resulting from operations	427,413,056	(704,022,540)

Distributions to shareholders from distributable earnings:
Class A	(71,979,400)	(94,094,572)

Class C	(20,760,155)	(43,466,409)

Class R	(2,484,119)	(3,162,931)

Class Y	(61,932,312)	(136,225,911)

Class R5	(495)	(440)

Class R6	(8,650,185)	(25,880,938)

Total distributions from distributable earnings	(165,806,666)	(302,831,201)

Share transactions–net:
Class A	(33,558,946)	(1,067,763,654)

Class C	(373,162,854)	(735,594,270)

Class R	(3,304,069)	(17,392,011)

Class Y	(341,089,336)	(2,726,277,360)

Class R5	2,967	–

Class R6	(11,391,890)	(723,426,625)

Net increase (decrease) in net assets resulting from share transactions	(762,504,128)	(5,270,453,920)

Net increase (decrease) in net assets	(500,897,738)	(6,277,307,661)

Net assets:
Beginning of year	4,144,848,559	10,422,156,220

End of year	$3,643,950,821	$4,144,848,559

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Senior Floating Rate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 08/31/21	$6.61	$0.31	$0.49	$0.80	$(0.31)	$7.10	12.35%	$1,666,116	1.07%		1.10%		1.00%		4.56%		86%
Year ended 08/31/20	7.63	0.32	(1.02)	(0.70)	(0.32)	6.61	(9.23)	1,586,129	1.13		1.16		1.02		4.59		53
One month ended 08/31/19	7.77	0.03	(0.14)	(0.11)	(0.03)	7.63	(1.37)	2,962,352	1.11	(e)	1.12	(e)	1.01	(e)	5.25	(e)	1
Year ended 07/31/19	8.13	0.41	(0.37)	0.04	(0.40)	7.77	0.58	3,104,336	1.10		1.10		1.00		5.12		25
Year ended 07/31/18	8.15	0.37	(0.05)	0.32	(0.34)	8.13	3.96	3,899,006	1.11		1.12		0.99		4.53		66
Year ended 07/31/17	7.85	0.37	0.27	0.64	(0.34)	8.15	8.30	4,030,774	1.11		1.12		0.97		4.63		77
Class C
Year ended 08/31/21	6.62	0.26	0.49	0.75	(0.26)	7.11	11.50	398,409	1.82		1.85		1.75		3.81		86
Year ended 08/31/20	7.64	0.27	(1.02)	(0.75)	(0.27)	6.62	(9.90)	733,122	1.88		1.91		1.77		3.84		53
One month ended 08/31/19	7.78	0.03	(0.14)	(0.11)	(0.03)	7.64	(1.43)	1,640,440	1.86	(e)	1.87	(e)	1.76	(e)	4.50	(e)	1
Year ended 07/31/19	8.14	0.35	(0.36)	(0.01)	(0.35)	7.78	(0.17)	1,734,118	1.85		1.85		1.75		4.37		25
Year ended 07/31/18	8.16	0.31	(0.06)	0.25	(0.27)	8.14	3.18	2,497,209	1.86		1.87		1.74		3.78		66
Year ended 07/31/17	7.86	0.32	0.26	0.58	(0.28)	8.16	7.48	2,809,704	1.86		1.87		1.72		3.89		77
Class R
Year ended 08/31/21	6.61	0.30	0.48	0.78	(0.29)	7.10	12.07	60,060	1.32		1.35		1.25		4.31		86
Year ended 08/31/20	7.62	0.31	(1.01)	(0.70)	(0.31)	6.61	(9.34)	59,212	1.38		1.41		1.27		4.34		53
One month ended 08/31/19	7.76	0.03	(0.14)	(0.11)	(0.03)	7.62	(1.39)	87,586	1.36	(e)	1.37	(e)	1.26	(e)	5.00	(e)	1
Year ended 07/31/19	8.13	0.39	(0.38)	0.01	(0.38)	7.76	0.20	91,419	1.35		1.35		1.25		4.87		25
Year ended 07/31/18	8.14	0.35	(0.04)	0.31	(0.32)	8.13	3.82	88,230	1.36		1.37		1.24		4.29		66
Year ended 07/31/17	7.85	0.35	0.26	0.61	(0.32)	8.14	7.90	65,597	1.36		1.37		1.22		4.34		77
Class Y
Year ended 08/31/21	6.60	0.33	0.49	0.82	(0.33)	7.09	12.65	1,323,124	0.82		0.85		0.75		4.81		86
Year ended 08/31/20	7.61	0.35	(1.02)	(0.67)	(0.34)	6.60	(8.90)	1,571,552	0.88		0.91		0.77		4.84		53
One month ended 08/31/19	7.75	0.04	(0.14)	(0.10)	(0.04)	7.61	(1.35)	4,734,607	0.86	(e)	0.87	(e)	0.76	(e)	5.50	(e)	1
Year ended 07/31/19	8.11	0.43	(0.37)	0.06	(0.42)	7.75	0.82	5,266,308	0.85		0.85		0.75		5.37		25
Year ended 07/31/18	8.13	0.39	(0.05)	0.34	(0.36)	8.11	4.21	7,495,276	0.86		0.87		0.74		4.78		66
Year ended 07/31/17	7.83	0.39	0.27	0.66	(0.36)	8.13	8.58	6,715,590	0.86		0.87		0.72		4.82		77
Class R5
Year ended 08/31/21	6.62	0.34	0.48	0.82	(0.33)	7.11	12.65	12	0.73		0.74		0.66		4.90		86
Year ended 08/31/20	7.63	0.34	(1.00)	(0.66)	(0.35)	6.62	(8.80)	8	0.80		0.80		0.69		4.92		53
One month ended 08/31/19	7.77	0.04	(0.14)	(0.10)	(0.04)	7.63	(1.34)	10	0.80	(e)	0.82	(e)	0.71	(e)	5.55	(e)	1
Period ended 07/31/19(f)	7.87	0.08	(0.10)	(0.02)	(0.08)	7.77	(0.28)	10	0.77	(e)	0.77	(e)	0.67	(e)	5.45	(e)	25
Class R6
Year ended 08/31/21	6.60	0.34	0.47	0.81	(0.33)	7.08	12.60	196,230	0.69		0.74		0.62		4.94		86
Year ended 08/31/20	7.61	0.36	(1.02)	(0.66)	(0.35)	6.60	(8.80)	194,825	0.77		0.79		0.66		4.95		53
One month ended 08/31/19	7.75	0.04	(0.14)	(0.10)	(0.04)	7.61	(1.34)	997,162	0.75	(e)	0.76	(e)	0.65	(e)	5.61	(e)	1
Year ended 07/31/19	8.11	0.43	(0.36)	0.07	(0.43)	7.75	0.93	1,056,032	0.74		0.74		0.64		5.48		25
Year ended 07/31/18	8.13	0.40	(0.06)	0.34	(0.36)	8.11	4.31	1,373,036	0.77		0.78		0.65		4.88		66
Year ended 07/31/17	7.83	0.40	0.27	0.67	(0.37)	8.13	8.65	1,100,191	0.79		0.80		0.65		4.91		77

(a)	Calculated using average shares outstanding.
(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 1.12%, 1.10%, 1.13% and 1.13% for the one month ended August 31, 2019 and the years ended July 31, 2019, 2018 and 2017, respectively.

(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $42,745,724 in connection with the acquisition of Invesco Senior Floating Rate Plus Fund into the Fund.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Senior Floating Rate Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Senior Floating Rate Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

31	Invesco Senior Floating Rate Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

    The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

32	Invesco Senior Floating Rate Fund

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Industry Focus - To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

M.

Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

N.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

O.

Leverage Risk - The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the NAV of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

P.

Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Q.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

33	Invesco Senior Floating Rate Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $4.2 billion	0.600%

Next $5 billion	0.580%

Next $10 billion	0.560%

Over $20 billion	0.550%

*	The advisory fee payable by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with Invesco.

For the year ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 1.00%, 1.75%, 1.25%, 0.75%, 0.75% and 0.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.00%, 1.75%, 1.25%, 0.75%, 0.69% and 0.64%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2021, the Adviser waived advisory fees of $116,561 and reimbursed class level expenses of $501,783, $164,677, $19,270, $428,469, $1 and $95,828 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the funds’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2021, IDI advised the Fund that IDI retained $50,852 in front-end sales commissions from the sale of Class A shares and $10,150 and $14,755 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

34	Invesco Senior Floating Rate Fund

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$ –	$2,964,423,371	$144,031,814	$3,108,455,185

Common Stocks & Other Equity Interests	22,247,114	140,636,529	22,946,079	185,829,722

U.S. Dollar Denominated Bonds & Notes	–	166,567,751	–	166,567,751

Non-U.S. Dollar Denominated Bonds & Notes	–	57,154,954	103,899	57,258,853

Preferred Stocks	–	26,708,357	16,541,128	43,249,485

Asset-Backed Securities	–	10,363,496	–	10,363,496

Money Market Funds	257,689,781	–	–	257,689,781

Total Investments in Securities	279,936,895	3,365,854,458	183,622,920	3,829,414,273

Other Investments - Assets*

Investments Matured	–	–	5,041,285	5,041,285

Forward Foreign Currency Contracts	–	2,650,288	–	2,650,288

	–	2,650,288	5,041,285	7,691,573

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(2,004,917)	–	(2,004,917)

Total Other Investments	–	645,371	5,041,285	5,686,656

Total Investments	$279,936,895	$3,366,499,829	$188,664,205	$3,835,100,929

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2021:

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Value August 31, 2021
Variable Rate Senior Loan Interests	$314,795,673	$116,303,479	$(245,395,438)	$(2,547,084)	$(14,798,383)	$23,403,022	$19,000,253	$(66,729,708)	$144,031,814
Common Stocks & Other Equity Interests	1,356,260	15,572,750	(1,097,737)	-	(187,545,418)	187,231,819	7,428,405	-	22,946,079
Non-U.S. Dollar Denominated Bonds & Notes	-	903,321	-	-	-	(799,422)	-	-	103,899
Preferred Stocks	-	1,172,015	(714,969)	-	714,970	2,723,010	12,646,102	-	16,541,128
Investments Matured	5,047,489	2,941,439	(5,516,867)	7,200	375,926	2,186,098	-	-	5,041,285
Total	$321,199,422	$136,893,004	$(252,725,011)	$(2,539,884)	$(201,252,905)	$214,744,527	$39,074,760	$(66,729,708)	$188,664,205

*Transfers into and out of level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

35	Invesco Senior Floating Rate Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$2,650,288

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$2,650,288

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(2,004,917)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(2,004,917)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount
Barclays Bank PLC	$ 559	$ (7,126)	$ (6,567)	$–	$–	$(6,567)

BNP Paribas S.A.	548,936	(466,093)	82,843	–	–	82,843

Canadian Imperial Bank of Commerce	198,636	(101,717)	96,919	–	–	96,919

Citibank, N.A.	251,909	–	251,909	–	–	251,909

Goldman Sachs International	562,905	(543,570)	19,335	–	–	19,335

Morgan Stanley Capital Services LLC	274,643	(141,975)	132,668	–	–	132,668

State Street Bank & Trust Co.	599,618	(563,473)	36,145	–	–	36,145

Toronto Dominion Bank (The)	100,805	(98,597)	2,208	–	–	2,208

UBS AG	112,277	(82,366)	29,911	–	–	29,911

Total	$2,650,288	$(2,004,917)	$645,371	$–	$–	$645,371

Effect of Derivative Investments for the year ended August 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Currency
Risk
Realized Gain:
Forward foreign currency contracts	$4,279,527
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	645,371
Total	$4,924,898

    The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$512,920,262

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,245.

36	Invesco Senior Floating Rate Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 19, 2021, the Fund has entered into a credit agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $900 million, collectively by certain Funds, and which will expire on February 18, 2022. Prior to February 19, 2021, the credit agreement permitted borrowings up to $1.5 billion. The credit agreement is secured by the assets of the Fund. During the year ended August 31, 2021, the Fund did not borrow under the credit agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement.

NOTE 8–Unfunded Loan Commitments

As of August 31, 2021, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)

Al Aqua Merger Sub, Inc.	Delayed Draw Term Loan	$ 3,362,394	$ 26,545

Boeing Co.	Revolver Loan	7,277,819	67,037

Constant Contact	Delayed Draw Term Loan	2,862,309	4,651

Fieldwood Energy LLC	DIP Term Loan	11,054,912	442,197

ImageFirst	Delayed Draw Term Loan	581,903	2,924

Kantar	Revolver Loan	8,722,416	1,026,441

McDermott International Ltd.	LOC	15,187,691	(3,075,507)

My Alarm Center LLC	Revolver Loan	3,662,333	18,312

Royal Caribbean Cruises	Revolver Loan	1,204,402	25,626

Royal Caribbean Cruises	Revolver Loan	3,478,672	48,048

Southcross Energy Partners L.P.	Revolver Loan	3,148,915	(62,978)

TGP Holdings III LLC	Delayed Draw Term Loan	512,161	3,112

Thermostat Purchaser III, Inc.	Delayed Draw Term Loan	712,522	5,371

Trident TPI Holdings, Inc.	Delayed Draw Term Loan	301,482	414

		$62,069,931	$(1,467,807)

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021	2020

Ordinary income*	$165,806,666	$302,831,201

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$12,807,653

Net unrealized appreciation (depreciation) – investments	(72,898,705)

Net unrealized appreciation – foreign currencies	315,939

Temporary book/tax differences	(524,822)

Capital loss carryforward	(2,405,096,231)

Shares of beneficial interest	6,109,346,987

Total net assets	$3,643,950,821

37	Invesco Senior Floating Rate Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, bond premium amortization, defaulted bonds, forward foreign currency contracts and payments in kind.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$142,242,584	$2,262,853,647	$2,405,096,231

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2021 was $3,094,777,287 and $3,932,361,617, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$142,332,457

Aggregate unrealized (depreciation) of investments	(215,231,162)

Net unrealized appreciation (depreciation) of investments	$(72,898,705)

Cost of investments for tax purposes is $3,907,999,634.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, bond premium amortization and merger adjustments, on August 31, 2021, undistributed net investment income was increased by $3,369,207 and undistributed net realized gain (loss) was decreased by $3,369,207. Further, as a result of tax deferrals acquired in the reorganization of Invesco Senior Floating Rate Plus Fund into the Fund, undistributed net investment income was decreased by $3,664, undistributed net realized gain (loss) was decreased by $15,531,065 and shares of beneficial interest was increased by $15,534,729. These reclassifications had no effect on the net assets of the Fund.

NOTE 12–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2021, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value

Barclays Bank PLC	$15,187,691	$12,112,184

NOTE 13–Dividends

The Fund declared the following monthly dividends from net investment income subsequent to August 31, 2021.

		Amount Per Share
Share Class	Record Date	Payable September 30, 2021

Class A	Daily	$0.0279

Class C	Daily	$0.0235

Class R	Daily	$0.0265

Class Y	Daily	$0.0294

Class R5	Daily	$0.0297

Class R6	Daily	$0.0297

38	Invesco Senior Floating Rate Fund

NOTE 14–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2021(a)		August 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	19,430,180	$133,925,988	23,586,023	$166,922,594

Class C	4,484,542	30,874,851	4,863,567	34,920,577

Class R	1,512,659	10,417,274	1,343,342	9,464,339

Class Y	72,471,119	498,685,741	80,890,310	570,015,544

Class R6	14,416,428	99,372,788	13,478,754	97,003,321

Issued as reinvestment of dividends:
Class A	7,358,642	50,422,160	9,330,334	65,191,356

Class C	2,107,230	14,387,643	4,295,010	30,113,061

Class R	349,780	2,393,923	436,338	3,035,189

Class Y	5,797,272	39,561,970	12,977,643	91,637,598

Class R6	726,568	4,940,957	2,512,537	17,877,709

Automatic conversion of Class C shares to Class A shares:
Class A	36,893,697	252,279,950	31,063,712	218,481,091

Class C	(36,850,700)	(252,279,950)	(31,019,788)	(218,481,091)

Issued in connection with acquisitions:(b)
Class A	2,559,736	17,726,497	-	-

Class C	874,292	6,059,506	-	-

Class R	4,104	28,403	-	-

Class Y	2,384,317	16,471,348	-	-

Class R5	1,266	8,767	-	-

Class R6	58,756	405,763	-	-

Reacquired:
Class A	(71,410,373)	(487,913,541)	(212,612,017)	(1,518,358,695)

Class C	(25,306,299)	(172,204,904)	(82,229,678)	(582,146,817)

Class R	(2,361,162)	(16,143,669)	(4,309,626)	(29,891,539)

Class Y	(132,104,021)	(895,808,395)	(477,803,605)	(3,387,930,502)

Class R5	(831)	(5,800)	-	-

Class R6	(17,033,875)	(116,111,398)	(117,501,160)	(838,307,655)

Net increase (decrease) in share activity	(113,636,673)	$(762,504,128)	(740,698,304)	$(5,270,453,920)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 23, 2021, the Fund acquired all the net assets of Invesco Senior Floating Rate Plus Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 23, 2021. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 5,882,471 shares of the Fund for 5,092,859 shares outstanding of the Target Fund as of the close of business on April 23, 2021. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 23, 2021. The Target Fund’s net assets as of the close of business on April 23, 2021 of $40,700,284, including $(1,526,311) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $3,573,619,105 and $3,614,319,389 immediately after the acquisition.

The pro forma results of operations for the year ended August 31, 2021 assuming the reorganization had been completed on September 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$168,420,148

Net realized/unrealized gains	261,135,899

Change in net assets resulting from operations	$429,556,047

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 24, 2021.

39	Invesco Senior Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Senior Floating Rate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended August 31, 2021, the one month ended August 31, 2019, and the year ended July 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For each of the two years in the period ended August 31, 2021, the one month ended August 31, 2019, and the period May 24, 2019 (commencement of operations) through July 31, 2019 for Class R5.

The financial statements of Oppenheimer Senior Floating Rate Fund (subsequently renamed Invesco Senior Floating Rate Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

40	Invesco Senior Floating Rate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,039.10	$5.35	$1,019.96	$5.30	1.04%
Class C	1,000.00	1,035.20	9.23	1,016.13	9.15	1.80
Class R	1,000.00	1,037.80	6.63	1,018.70	6.56	1.29
Class Y	1,000.00	1,040.50	4.11	1,021.17	4.08	0.80
Class R5	1,000.00	1,040.80	3.50	1,021.78	3.47	0.68
Class R6	1,000.00	1,042.50	3.35	1,021.93	3.31	0.65

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

41	Invesco Senior Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Senior Floating Rate Fund’s (formerly, Invesco Oppenheimer Senior Floating Rate Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts..

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the

Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the J.P Morgan Leveraged Loan Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that credit selection, specifically holdings of certain loans, and its equity positions negatively impacted the Fund’s performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other

42	Invesco Senior Floating Rate Fund

performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expense ratio were each in the fourth quintile of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

43	Invesco Senior Floating Rate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	90.47%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

44	Invesco Senior Floating Rate Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	184	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-5	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company	N/A	N/A
		Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-6	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Senior Floating Rate Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-SFLR-AR-1

Annual Report to Shareholders	August 31, 2021

Invesco Short Duration High Yield Municipal Fund
Nasdaq:
A: ISHAX ∎ C: ISHCX ∎ Y: ISHYX ∎ R5: ISHFX ∎ R6: ISHSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

33	Financial Statements

36	Financial Highlights

37	Notes to Financial Statements

45	Report of Independent Registered Public Accounting Firm

46	Fund Expenses

47	Approval of Investment Advisory and Sub-Advisory Contracts

49	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2021, Class A shares of Invesco Short Duration High Yield Municipal Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Short Duration High Yield Municipal Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/20 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.50%
Class C Shares	7.60
Class Y Shares	8.66
Class R5 Shares	8.78
Class R6 Shares	8.73
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	11.10
Custom Invesco Short Duration High Yield Municipal Index∎ (Style-Specific Index)	6.89
Lipper High Yield Municipal Debt Funds Index♦ (Peer Group Index)	10.07

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the fiscal year, even despite the continued challenges and uncertainty surrounding COVID-19 and its variant strains. The end of August marked 25 consecutive weeks of positive flows into municipal bond funds averaging nearly $2 billion a week, for a total of $69 billion in inflows in 2021.[1]

    Investment-grade municipal bonds returned 3.37%, high-yield municipal bonds returned 12.06%, and taxable municipal bonds returned 3.21% during the fiscal year.[2]

    The fiscal year began with the market rebounding from losses associated with the pandemic in March and April of 2020. The municipal market continued to benefit from federal support from the Municipal Liquidity Facility (MLF), which enabled two issuers per state, city, or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, just the availability of the program provided a psychological safety net for the market.

    The COVID-19 pandemic continued into the fall and winter with most states seeing cases rise amid colder weather and holiday gatherings. This ultimately led to renewed restrictions on non-essential businesses and had a negative effect on the economy. Attention moved to the US Presidential election and medical advancements toward a COVID-19 vaccine.

    The election of President Joe Biden and Vice President Kamala Harris, aligned with a Democrat-controlled Congress, posed to benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform. A highly demanded second stimulus package was signed at the end of 2020. The $900 billion Omnibus Spending and COVID Relief Deal included funding for small businesses, the unemployed, municipalities and health care workers.

    In December, several pharmaceutical companies reported long-awaited breakthroughs, and two COVID-19 vaccines with up to 95% effectiveness were approved for widespread distribution, significantly improving both investor and public sentiment.

    In March, the $1.9 trillion American Rescue Plan Act of 2021 was passed by Congress and signed into law. The plan included, in part, $160 billion for the national vaccination program and response, $1400 per person (making less than $80,000) in relief payments, state and local government relief payments and extended unemployment benefits. The US Food and Drug Administration issued an emergency use authorization for a third COVID-19 vaccine.

    On June 24, 2021, President Biden reached an agreement that is slated to invest more than $1.2 trillion in eight years on infrastructure projects aimed at revitalizing the US economy. The municipal asset class is one area that we believe will benefit significantly from the bipartisan supported plan to repair and rebuild roads, waterways, electricity grids and many other projects. Congruent with this substantial commitment to spending, Biden’s Made in America Tax plan proposes rate hikes including increasing taxes on individuals earning over $400,000, further propelling expected demand for tax-exempt municipals.[3]

    New issuance totaled $489 billion for the year, up 1% from the previous fiscal year’s $484 billion.[4] Taxable municipals were a significant portion of the increased issuance in 2020 but have seen a decrease in 2021.

    Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not occurred. In fact, 70% of Moody’s ratings actions during the first quarter of 2021 were upgrades, followed by 74% in the second quarter. Though there are likely to be small, isolated pockets of defaults in the future, we believe the vast majority of municipal bonds will stay current on principal and interest, as history has shown.

    For the fiscal year ended August 31, 2021, Class A shares of Invesco Short Duration High Yield Municipal Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Short Duration High Yield Municipal Index, the Fund’s style-specific benchmark.

    During the fiscal year, an over allocation to public power aided the Fund’s performance relative to its style-specific benchmark, as did an underweight to and security selection within state general obligation bonds. Overweight allocations and security selection in higher coupon bonds (5.50%+) also contributed to the Fund’s relative performance. At the state level, holdings in Puerto Rico also contributed to the Fund’s relative performance. Security selection in dedicated tax and pre-refunded bonds detracted from the Fund’s relative performance over the fiscal year. Underweight allocations to bonds with effective durations of greater than 10 years, also detracted from relative performance. On a state level, underweight holdings in Pennsylvania and Alabama detracted from the Fund’s relative return.†

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve (the Fed) and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Short Duration High Yield Municipal Fund and for sharing our long-term investment horizon.

1 Source: Strategic Insight Simfund

2 Source: Bloomberg LP

2	Invesco Short Duration High Yield Municipal Fund

3 Source: Barclays

4 Source: The Bond Buyer

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio manager(s):

John Connelly

Tim O’Reilly

Mark Paris

James Phillips

John Schorle

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Short Duration High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 9/30/15

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

3 Source(s): Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Short Duration High Yield Municipal Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (9/30/15)	3.95%
5 Years	2.98
1 Year	5.79

Class C Shares
Inception (9/30/15)	3.61%
5 Years	2.73
1 Year	6.60

Class Y Shares
Inception (9/30/15)	4.65%
5 Years	3.74
1 Year	8.66

Class R5 Shares
Inception (9/30/15)	4.71%
5 Years	3.81
1 Year	8.78

Class R6 Shares
Inception	4.61%
5 Years	3.75
1 Year	8.73

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Short Duration High Yield Municipal Fund

Supplemental Information

Invesco Short Duration High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment-grade.
∎

The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index. The S&P Municipal Bond Short Index is considered representative of US municipal bonds with maturities between six months and four years.

∎	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high-yield municipal debt funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Short Duration High Yield Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	83.50%
General Obligation Bonds	10.21
Other	4.90
Pre-Refunded Bonds	1.39

Top Five Debt Holdings

% of total net assets
1. District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB	1.77%
2. Golden State Tobacco Securitization Corp., Series 2007 A-2, RB	1.45
3. District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB	1.05
4. Puerto Rico (Commonwealth of), Series 2007 A, Ref. GO Bonds	1.02
5. New York (City of), NY Transitional Finance Authority, Series 2018 S-2, Ref. RB	0.95

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2021.

7	Invesco Short Duration High Yield Municipal Fund

Schedule of Investments

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–102.62%
Alabama–1.19%
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	$1,140	$1,193,426
Fairfield (City of), AL; Series 2012, GO Wts.(a)	6.00%	06/01/2031	3,440	2,752,000
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village);
Series 2007, RB (Acquired 12/29/2015; Cost $90,000)(a)(b)	5.50%	01/01/2028	90	60,420
Series 2014, RB (Acquired 09/28/2019; Cost $2,410,793)(b)	3.50%	07/01/2026	5,022	2,410,792
Mobile (City of), AL Improvement District (McGowin Park);
Series 2016 A, RB	5.00%	08/01/2025	1,150	1,197,731
Series 2016 A, RB	5.25%	08/01/2030	200	212,838
Talladega (County of), AL; Series 2002 D, TAC (INS - NATL)(c)	5.25%	01/01/2029	25	25,104
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(d)	4.50%	05/01/2032	8,361	9,141,798
				16,994,109

American Samoa–0.08%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.25%	09/01/2029	1,000	1,177,693

Arizona–3.48%
Arizona (State of) Industrial Development Authority (Academies of Math & Science);
Series 2017 A, Ref. RB	5.00%	07/01/2030	495	590,139
Series 2017 A, Ref. RB	5.00%	07/01/2031	515	611,464
Series 2017 A, Ref. RB	5.00%	07/01/2032	545	645,199
Series 2017 A, Ref. RB	5.00%	07/01/2033	575	677,715
Series 2017 A, Ref. RB	5.00%	07/01/2034	600	706,238
Arizona (State of) Industrial Development Authority (ACCEL Schools); Series 2018 A, RB(d)	5.00%	08/01/2033	1,955	2,264,863
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation);
Series 2017, Ref. RB(d)	5.00%	07/01/2022	525	542,363
Series 2017, Ref. RB(d)	6.00%	07/01/2037	3,440	4,253,383
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. RB(d)	5.00%	07/01/2026	500	556,232
Arizona (State of) Industrial Development Authority (Doral Academy of Northern Nevada); Series 2021 A, Ref. RB(d)	4.00%	07/15/2041	530	591,677
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community);
Series 2019 A, RB	5.00%	01/01/2034	1,875	1,974,112
Series 2019 B, RB	5.00%	01/01/2043	225	225,587
Arizona (State of) Industrial Development Authority (Leman Academy of Excellence);
Series 2017 A, Ref. RB(d)	4.38%	07/01/2029	1,000	1,027,177
Series 2017 A, Ref. RB(d)	5.00%	07/01/2032	500	515,723
Arizona (State of) Industrial Development Authority (Leman Academy-Parker Colorado);
Series 2019, RB(d)	4.50%	07/01/2029	765	810,425
Series 2019, RB(d)	5.00%	07/01/2039	2,135	2,265,991
Arizona (State of) Industrial Development Authority (Linder Village); Series 2020, RB(d)	5.00%	06/01/2031	3,505	4,195,009
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project); Series 2018 A, RB(d)	4.75%	12/15/2028	1,145	1,314,298
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, RB(d)	5.00%	07/15/2028	970	1,104,159
Arizona (State of) Industrial Development Authority (Somerset Academy of Las Vegas - Lone Mountain Campus);
Series 2019 A, IDR(d)	5.00%	12/15/2039	400	464,385
Series 2019 A, IDR(d)	5.00%	12/15/2049	700	801,189
City of Phoenix Civic Improvement Corp.; Series 2019 B, RB(e)	4.00%	07/01/2038	1,750	2,049,338
Glendale (City of), AZ Industrial Development Authority (Terraces of Phoenix);
Series 2018 A, Ref. RB	3.60%	07/01/2023	300	306,037
Series 2018 A, Ref. RB	5.00%	07/01/2038	320	345,418
Greater Arizona Development Authority; Series 2007 A, RB (INS - NATL)(c)	4.38%	08/01/2032	10	10,031
Phoenix (City of), AZ Industrial Development Authority (Basis Schools); Series 2016 A, Ref. RB(d)	5.00%	07/01/2035	1,000	1,122,252
Phoenix (City of), AZ Industrial Development Authority (Choice Academies); Series 2012, RB	5.63%	09/01/2042	2,850	2,936,303

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Phoenix (City of), AZ Industrial Development Authority (Leman Academy of Excellence - Oro Valley);
Series 2019 A, RB(d)	5.00%	07/01/2034	$250	$257,588
Series 2019 A, RB(d)	5.00%	07/01/2039	205	210,792
Series 2019 B, RB(d)	5.50%	07/01/2024	155	157,401
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. RB(d)	4.60%	06/15/2025	260	275,278
Series 2015, Ref. RB(d)	5.38%	06/15/2035	1,000	1,097,508
Series 2019, Ref. RB(d)	5.00%	06/15/2034	730	790,561
Pima (County of), AZ Industrial Development Authority (Arizona Charter Schools Ref.); Series 2013 Q, Ref. RB	5.38%	07/01/2031	7,665	7,831,564
Pima (County of), AZ Industrial Development Authority (Career Success Schools); Series 2020, Ref. RB(d)	4.75%	05/01/2030	2,135	2,294,791
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(d)	5.00%	09/01/2026	280	302,434
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018, RB(d)	4.13%	07/01/2026	1,225	1,283,832
Pima (County of), AZ Industrial Development Authority (Imagine East Mesa Charter Schools);
Series 2019, RB(d)	5.00%	07/01/2029	300	335,076
Series 2019, RB(d)	5.00%	07/01/2034	400	438,728
Series 2019, RB(d)	5.00%	07/01/2039	500	543,465
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The)); Series 2019, RB	4.13%	07/01/2029	195	204,462
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU);
Series 2017 A, RB(d)	6.13%	10/01/2052	300	333,584
Series 2017 B, RB(d)	4.00%	10/01/2023	340	340,180
				49,603,951

California–7.24%
Atwater (City of), CA;
Series 2017 A, Ref. RB (INS - AGM)(c)	5.00%	05/01/2030	590	719,908
Series 2017 A, Ref. RB (INS - AGM)(c)	5.00%	05/01/2033	700	848,017
California (State of);
Series 1996, GO Bonds (INS - FGIC)(c)	5.38%	06/01/2026	2,360	2,390,639
Series 2020, GO Bonds(f)	3.00%	03/01/2046	2,500	2,687,323
Series 2020, GO Bonds(f)	4.00%	03/01/2046	2,500	2,958,518
California (State of) Community Housing Agency (Excelsior Charter Schools); Series 2020 A, RB(d)	5.00%	06/15/2040	1,060	1,174,170
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	6.00%	06/01/2042	135	135,248
California (State of) County Tobacco Securitization Agency (Los Angeles County Securization Corp.);
Series 2020 A, Ref. RB	4.00%	06/01/2034	600	737,891
Series 2020 A, Ref. RB	4.00%	06/01/2035	450	551,955
Series 2020 A, Ref. RB	4.00%	06/01/2036	375	458,369
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	1,900	1,903,493
California (State of) Housing Finance Agency; Series 2021-1, Class A, Ctfs.	3.50%	11/20/2035	1,243	1,472,407
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy); Series 2018 A, RB(d)	5.00%	06/01/2028	420	482,165
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, Ref. RB(e)	4.00%	07/15/2029	11,000	12,847,174
California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC); Series 2016, RB (Acquired 01/22/2016-09/25/2017; Cost $707,500)(a)(b)(d)(e)	7.00%	12/01/2027	710	319,500
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds);
Series 2017, RB (Acquired 09/15/2017-02/12/2019; Cost $5,125,317)(a)(b)(d)(e)	7.50%	07/01/2032	4,950	3,217,500
Series 2020, RB (Acquired 10/06/2020; Cost $952,375)(b)(d)(e)	7.50%	07/01/2032	1,000	936,692
California (State of) Public Finance Authority; Series 2019 A, RB(d)	6.25%	07/01/2054	3,000	3,480,765
California (State of) Public Finance Authority (Enso Village); Series 2021, RB(d)	3.13%	05/15/2029	2,000	2,038,227
California (State of) Public Finance Authority (Enso Village) (Green Bonds); Series 2021, RB(d)	5.00%	11/15/2036	500	598,259
California (State of) Public Finance Authority (Trinity Classical Academy); Series 2019 B, RB(d)	5.00%	07/01/2026	250	253,691
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, RB	5.25%	06/01/2032	1,000	1,025,010
California (State of) School Finance Authority (Sonoma County Junior College); Series 2021, RB	4.00%	11/01/2031	1,000	1,180,081

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) School Finance Authority (TEACH Public Schools);
Series 2019 A, RB(d)	5.00%	06/01/2029	$285	$321,736
Series 2019 A, RB(d)	5.00%	06/01/2039	740	815,674
California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, RB(d)	5.00%	06/01/2022	135	136,215
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	1,000	1,042,795
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(d)	4.00%	06/01/2026	500	542,299
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB(d)	5.00%	07/01/2029	900	980,802
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program); Series 2002 B, RB	5.63%	05/01/2029	50	50,228
El Centro (City of), CA Financing Authority (El Centro California Redevelopment); Series 2011, RB	6.00%	11/01/2021	730	733,365
Golden State Tobacco Securitization Corp.;
Series 2007 A-2, RB	5.30%	06/01/2037	20,000	20,679,470
Series 2007 B, RB(g)	0.00%	06/01/2047	6,715	1,520,585
Series 2017 A-1, Ref. RB	5.00%	06/01/2028	1,825	2,246,613
Series 2017 A-1, Ref. RB	5.00%	06/01/2029	145	177,420
Series 2018 A-1, Ref. RB	3.50%	06/01/2036	2,885	2,931,570
Huntington Park (City of), CA Public Financing Authority; Series 2004 A, Ref. RB (INS - AGM)(c)	5.00%	09/01/2022	960	963,765
Irvine Unified School District (Community Facilities District No. 09-1); Series 2017 B, RB	5.00%	09/01/2033	225	275,501
Maywood (City of), CA Public Financing Authority (Infrastructure Refinancing); Series 2008 A, Ref. RB	7.00%	09/01/2028	125	125,135
North City (City of), CA West School Facilities Financing Authority; Series 2012 A, RB (INS - AGM)(c)	5.00%	09/01/2026	605	633,853
Northern California Energy Authority; Series 2018 A, RB(h)	4.00%	07/01/2024	10,000	10,968,752
Northern Inyo (County of), CA Local Hospital District; Series 2010, RB	6.00%	12/01/2021	60	60,175
Redding (City of), CA Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Ref. RB (INS - NATL)(c)	5.00%	09/01/2022	2,000	2,007,068
Riverside (County of), CA Redevelopment Successor Agency (Interstate 215 Corridor Redevelopment); Series 2011 E, RB(i)	6.50%	12/01/2021	30	30,461
Sacramento (County of), CA (Juvenile Courthouse); Series 2003, COP (INS - AMBAC)(c)	5.00%	12/01/2034	5,405	5,422,125
San Bernardino (City of), CA Joint Powers Financing Authority;
Series 2005 A, Ref. RB (INS - AGM)(c)	5.75%	10/01/2021	1,000	1,004,144
Series 2005 A, Ref. RB (INS - AGM)(c)	5.75%	10/01/2022	125	132,103
Series 2005 B, Ref. RB (INS - AGM)(c)	5.75%	10/01/2021	225	225,933
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.); Series 2019, Ref. RB	5.00%	06/01/2033	1,195	1,553,322
Vacaville Unified School District; Series 2020 D, GO Bonds	4.00%	08/01/2045	1,850	2,140,944
West Covina (City of), CA Public Financing Authority (Big League Dreams); Series 2006 A, RB	5.00%	06/01/2030	3,200	3,210,219
				103,349,274

Colorado–4.41%
3rd and Havana Metropolitan District; Series 2020 A, GO Bonds	4.50%	12/01/2030	2,490	2,717,290
Amber Creek Metropolitan District; Series 2017 A, Ref. GO Bonds	5.00%	12/01/2037	750	790,858
Arista Metroplitan District;
Series 2018 A, Ref. GO Bonds	4.38%	12/01/2028	1,000	1,080,597
Series 2018 A, Ref. GO Bonds	5.00%	12/01/2038	1,240	1,340,006
Arkansas (State of) River Power Authority; Series 2006, RB(i)	5.88%	10/01/2021	350	351,572
Brighton Crossing Metropolitan District No. 6;
Series 2020 A, GO Bonds	5.00%	12/01/2035	530	596,212
Series 2020 A, GO Bonds	5.00%	12/01/2040	515	574,551
Canyons Metropolitan District No. 5; Series 2016, GO Bonds	7.00%	12/15/2057	1,500	1,163,606
Centerra Metropolitan District No. 1; Series 2020 A, Ref. GO Bonds	4.00%	12/01/2029	1,115	1,211,114
Clear Creek Station Metropolitan District No. 2; Series 2017 A, Ref. GO Bonds	4.38%	12/01/2032	778	818,486
Clear Creek Transit Metropolitan District No. 2; Series 2021 A, GO Bonds	5.00%	12/01/2041	600	662,059
Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community);
Series 2017 A, Ref. RB	5.00%	05/15/2025	525	593,160
Series 2017 A, Ref. RB	5.00%	05/15/2026	475	548,804
Colorado (State of) Health Facilities Authority (Ralston Creek at Arvada); Series 2017 B, RB	4.00%	11/01/2027	4,200	4,236,504

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB(d)	5.00%	12/01/2025	$150	$157,421
Colorado (State of) Health Facilities Authority (Volunteers of America Care); Series 2007 A, RB	5.30%	07/01/2037	545	544,998
Colorado (State of) Science and Technology Park Metropolitan District No. 1; Series 2018, Ref. RB	5.00%	12/01/2033	1,000	1,082,450
Colorado International Center Metropolitan District No. 14; Series 2018, Ref. GO Bonds	5.63%	12/01/2032	1,000	1,089,695
Copper Ridge Metropolitan District; Series 2019, RB	4.00%	12/01/2029	3,300	3,470,361
Denver (City & County of), CO; Series 2018 A, RB(e)(f)	5.00%	12/01/2029	1,500	1,907,895
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(e)	5.00%	10/01/2032	1,500	1,597,184
Denver (City & County of), CO Health & Hospital Authority (550 Acoma, Inc.);
Series 2018, COP	5.00%	12/01/2028	310	393,832
Series 2018, COP	5.00%	12/01/2029	500	632,779
Series 2018, COP	5.00%	12/01/2030	350	440,285
Series 2018, COP	5.00%	12/01/2031	375	469,741
Series 2018, COP	5.00%	12/01/2032	455	568,380
Denver Gateway Center Metropolitan District; Series 2018 A, GO Bonds	5.50%	12/01/2038	1,374	1,487,197
Elbert & Highway 86 Commercial Metropolitan District; Series 2021 A, Ref. GO Bonds(d)	5.00%	12/01/2041	1,700	1,863,267
Frisco (Town of), CO (Marina Enterprise); Series 2019, RB	5.00%	12/01/2036	600	656,985
Godding Hollow Metropolitan District (In The Town of Frederick); Series 2018, GO Bonds	6.50%	12/01/2034	478	509,658
Grandby Ranch Metropolitan District; Series 2018, Ref. GO Bonds(d)	4.88%	12/01/2028	850	913,448
Highlands Metropolitan District No. 1;
Series 2021, GO Bonds	4.00%	12/01/2031	650	683,047
Series 2021, GO Bonds	5.00%	12/01/2041	550	596,604
Independence Water & Sanitation District; Series 2019, RB	7.25%	12/01/2038	1,500	1,627,515
Kinston Metropolitan District No. 5; Series 2020 A, GO Bonds	4.63%	12/01/2035	1,000	1,113,163
Mirabelle Metropolitan District No. 2; Series 2020, GO Bonds	5.00%	12/01/2039	700	765,884
Neu Towne Metropolitan District; Series 2018 A, Ref. GO Bonds	5.13%	12/01/2031	1,500	1,616,166
Nexus North at DIA Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2041	520	570,476
Nine Mile Metropolitan District; Series 2020, RB	4.63%	12/01/2030	2,265	2,516,043
North Park Metropolitan District No. 1; Seires 2018 A-2, RB	5.13%	12/01/2028	1,500	1,633,490
Painted Prairie Metropolitain District No. 2; Series 2018, GO Bonds	5.25%	12/01/2048	2,250	2,372,175
Peak Metropolitan District No. 1;
Series 2021 A, GO Bonds(d)	4.00%	12/01/2035	540	581,259
Series 2021 A, GO Bonds(d)	5.00%	12/01/2041	1,170	1,296,359
Plaza Metropolitan District No. 1; Series 2013, Ref. RB(d)	5.00%	12/01/2040	1,465	1,504,553
Pronghorn Valley Metropolitan District; Series 2021 A, GO Bonds	3.75%	12/01/2041	515	521,758
Riverview Metropolitan District; Series 2021, Ref. GO Bonds	5.00%	12/01/2041	555	604,060
Rocky Mountain Rail Park Metropolitan District; Series 2021 A, GO Bonds(d)	5.00%	12/01/2031	1,945	2,155,059
Solaris Metropolitan District No. 3; Series 2016 A, Ref. GO Bonds	5.00%	12/01/2036	1,000	1,038,230
Southlands Metropolitan District No. 1; Series 2017 A-1, Ref. GO Bonds	5.00%	12/01/2037	500	576,279
Thompson Crossing Metropolitan District No. 4; Series 2019, Ref. GO Bonds	3.50%	12/01/2029	515	550,493
Transport Metropolitan District No. 3; Series 2021 A-1, GO Bonds	5.00%	12/01/2041	2,700	3,052,904
Vauxmont Metropolitan District; Series 2019, Ref. GO Bonds (INS - AGM)(c)	3.25%	12/15/2050	1,000	1,067,674
Villages at Castle Rock Metropolitan District No. 6; Series 2021 B, Ref. GO Bonds(d)	5.70%	12/01/2051	166	179,874
Westerly Metropolitan District No. 4;
Series 2021 A, GO Bonds	4.13%	12/01/2031	615	667,134
Series 2021 A, GO Bonds	5.00%	12/01/2040	1,000	1,112,180
				62,872,774

Connecticut–0.30%
Hamden (Town of), CT (Whitney Center); Series 2019, Ref. RB	5.00%	01/01/2030	3,890	4,346,867

Delaware–0.19%
Millsboro (Town of), DE (Plantation Lakes Special Development District); Series 2018, Ref. RB(d)	5.00%	07/01/2028	2,451	2,711,634

District of Columbia–3.04%
District of Columbia (Ingleside at Rock Creek);
Series 2017 A, RB	4.13%	07/01/2027	1,365	1,462,164
Series 2017 A, RB	5.00%	07/01/2032	1,500	1,636,798
District of Columbia (Mandarin Oriental Hotel); Series 2002, RB (INS - AGM)(c)	5.25%	07/01/2022	65	65,268

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–(continued)
District of Columbia Tobacco Settlement Financing Corp.;
Series 2001, RB	6.50%	05/15/2033	$13,490	$14,987,228
Series 2001, RB	6.75%	05/15/2040	24,435	25,202,713
				43,354,171

Florida–5.90%
Alachua (County of), FL Health Facilities Authority (East Ridge Retirement Village, Inc.);
Series 2014, RB	5.63%	11/15/2029	185	187,766
Series 2014, RB	6.00%	11/15/2029	1,000	1,018,512
Series 2014, RB	6.00%	11/15/2034	1,500	1,518,096
Alachua (County of), FL Health Facilities Authority (Terraces at Bonita Springs);
Series 2011 A, RB (Acquired 05/21/2019; Cost $ 98,346)(b)	7.50%	11/15/2021	100	100,227
Series 2011 A, RB (Acquired 04/03/2020; Cost $ 709,105)(b)	8.00%	11/15/2031	900	901,629
Amelia Concourse Community Development District; Series 2019 B-1, RB	5.25%	05/01/2029	1,335	1,498,421
Broward (County of), FL Housing Finance Authority (Golden Villas); Series 2008 B, RB(e)(h)	6.75%	04/01/2025	45	45,198
Broward (County of), FL Housing Finance Authority (Heron Pointe Apartments);
Series 1997 A, RB(e)	5.65%	11/01/2022	5	5,020
Series 1997 A, RB(e)	5.70%	11/01/2029	20	20,103
Cape Coral (City of), FL Health Facilities Authority (Gulf Care, Inc.); Series 2015, Ref. RB(d)	5.88%	07/01/2040	250	269,518
Capital Trust Agency, Inc. (Elim Senior Housing, Inc.); Series 2017, RB(d)	5.38%	08/01/2032	1,000	960,466
Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB(d)	5.00%	12/15/2035	1,085	1,209,415
Capital Trust Agency, Inc. (H-Bay Ministries, Inc.-Superior Residences);
Series 2018 B, RB(a)	4.00%	07/01/2028	750	240,000
Series 2018 B, RB(a)	4.25%	07/01/2033	625	200,000
Capital Trust Agency, Inc. (Imagine School at North Manate);
Series 2021, RB(d)	3.25%	06/01/2031	230	236,216
Series 2021, RB(d)	5.00%	06/01/2041	650	754,365
Capital Trust Agency, Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB(d)	5.00%	07/01/2027	1,000	1,067,105
Capital Trust Agency, Inc. (University Bridge LLC Student Housing); Series 2018 A, RB(d)	4.00%	12/01/2028	2,200	2,449,891
Capital Trust Agency, Inc. (Viera Charter Schools, Inc.); Series 2017 A, RB(d)	4.00%	10/15/2029	1,810	1,983,281
Celebration Community Development District; Series 2002 A, RB (INS - NATL)(c)	5.00%	05/01/2022	10	10,018
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities); Series 2019, RB(d)(e)	5.00%	10/01/2029	1,000	1,130,575
Florida (State of) Higher Educational Facilities Financial Authority (Nova Southeastern University); Series 2012, Ref. RB(i)	5.00%	04/01/2022	1,000	1,028,193
Florida Development Finance Corp. (Glenridge on Palmer Ranch);
Series 2021, Ref. RB	3.00%	06/01/2022	115	116,655
Series 2021, Ref. RB	3.00%	06/01/2023	115	118,709
Series 2021, Ref. RB	4.00%	06/01/2024	100	107,318
Series 2021, Ref. RB	4.00%	06/01/2025	110	120,193
Series 2021, Ref. RB	4.00%	06/01/2026	110	121,914
Series 2021, Ref. RB	5.00%	06/01/2031	300	357,222
Series 2021, Ref. RB	5.00%	06/01/2035	225	265,580
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2020 C, Ref. RB(d)	4.00%	09/15/2030	470	515,343
Series 2020 C, Ref. RB(d)	5.00%	09/15/2040	400	452,112
Florida Development Finance Corp. (Virgin Trains USA Passenger Rail);
Series 2019 A, Ref. RB(d)(e)(h)	6.25%	01/01/2024	3,405	3,502,532
Series 2019 A, Ref. RB(d)(e)(h)	6.38%	01/01/2026	5,000	5,191,022
Florida Development Finance Corp. (Waste Pro U.S.A., Inc.); Series 2021, RB(e)	3.00%	06/01/2032	9,500	10,019,736
Florida Housing Finance Corp.; Series 2015 A, RB (CEP - GNMA)	3.65%	07/01/2041	1,595	1,653,439
Jacksonville (City of), FL Economic Development Commission (Metropolitan Parking Solutions);
Series 2005 A, RB (INS - ACA)(c)(e)	5.88%	06/01/2025	4,950	4,970,807
Series 2005 A, RB (INS - ACA)(c)(e)	5.88%	06/01/2031	3,060	3,072,102
Series 2005, RB (INS - ACA)(c)(e)	5.75%	10/01/2024	3,605	3,620,269
Series 2005, RB (INS - ACA)(c)(e)	5.50%	10/01/2030	3,665	3,678,453
Lake (County of), FL (Lakeside at Waterman Village);
Series 2020 A, Ref. RB	5.50%	08/15/2030	4,000	4,738,760
Series 2020 B-3, Ref. RB	3.38%	08/15/2026	2,500	2,522,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(d)	5.00%	07/15/2028	$520	$592,243
Series 2018 A, RB(d)	5.38%	07/15/2038	1,300	1,434,279
Lee (County of), FL Industrial Development Authority (Cypress Cove Healthpark); Series 2012, Ref. RB(i)	4.75%	10/01/2022	135	138,454
Orlando (City of), FL Community Redevelopment Agency (Conroy Road District);
Series 2012, Ref. RB	5.00%	04/01/2022	1,520	1,557,301
Series 2012, Ref. RB	5.00%	04/01/2023	1,095	1,121,522
Palm Beach (County of), FL Health Facilities Authority (ACTS Retirement-Life Communities, Inc.); Series 2016, Ref. RB	5.00%	11/15/2032	3,000	3,581,624
Palm Beach (County of), FL Health Facilities Authority (Harbour’s Edge); Series 2004 A, RB	6.00%	11/15/2024	20	20,092
Pembroke Harbor Community Development District; Series 2008 A, RB	7.00%	05/01/2038	1,110	1,116,102
Pinellas (County of), FL Industrial Development Authority (2017 Foundation for Global Understanding); Series 2019, RB	5.00%	07/01/2029	1,820	2,117,076
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates);
Series 2019, Ref. IDR	5.00%	01/01/2029	1,115	1,277,400
Series 2019, Ref. IDR	5.00%	01/01/2039	1,750	1,963,464
Polk (County of), FL Industrial Development Authority (Mineral Development LLC); Series 2020, RB(d)(e)	5.88%	01/01/2033	3,000	3,849,830
Sarasota (County of), FL Public Hospital District (Sarasota Memorial Hospital); Series 2008 B, Ref. VRD RB (LOC - Wells Fargo Bank N.A.)(j)(k)	0.02%	07/01/2037	3,420	3,420,000
				84,168,099

Georgia–2.04%
Albany (City of) & Dougherty (Country of), GA Payroll Development Authority (Procter & Gamble Paper Products Co. (The)); Series 1998, RB(e)	5.30%	05/15/2026	810	813,379
Burke (County of), GA Development Authority (Oglethorpe Power Corp.); Series 2017 E, RB(h)	3.25%	02/03/2025	3,000	3,274,045
DeKalb (County of), GA Housing Authority (Baptist Retirement Communities of Georgia, Inc. & Clairmont Crest, Inc.); Series 2019 A, Ref. RB(d)	4.25%	01/01/2029	1,400	1,329,532
Floyd (County of), GA Development Authority (The Spires at Berry College); Series 2018 A, RB	5.50%	12/01/2028	1,900	1,921,750
George L Smith II Congress Center Authority (Convention Center Hotel); Series 2021, RB(d)	3.63%	01/01/2031	2,750	3,093,977
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4); Series 2019 A, RB	5.00%	01/01/2034	2,185	2,702,844
Georgia Municipal Association, Inc.; Series 1998, COP (INS - AGM)(c)	5.00%	12/01/2023	10	10,039
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(d)	5.00%	06/15/2027	460	505,974
Main Street Natural Gas, Inc.; Series 2021 C, RB(h)	4.00%	12/01/2028	4,000	4,787,702
Marietta (City of), GA Developing Authority (Life University, Inc.);
Series 2017 A, Ref. RB(d)	5.00%	11/01/2023	2,280	2,423,587
Series 2017 A, Ref. RB(d)	5.00%	11/01/2037	2,000	2,258,309
Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens);
Series 2018 A-1, RB	5.75%	12/01/2028	2,630	2,680,446
Series 2018, RB	5.50%	12/01/2028	1,125	1,125,486
Private Colleges & Universities Authority (Mercer University); Series 2012 C, Ref. RB	5.25%	10/01/2027	1,600	1,683,243
Randolph (County of), GA; Series 2012 A, GO Bonds	5.00%	04/01/2022	435	446,578
				29,056,891

Guam–0.81%
Guam (Territory of);
Series 2019, GO Bonds(e)	5.00%	11/15/2031	2,525	2,957,109
Series 2021 F, Ref. RB	5.00%	01/01/2030	750	950,820
Series 2021 F, Ref. RB	5.00%	01/01/2031	750	971,127
Guam (Territory of) Department of Education (John F. Kennedy);
Series 2020, Ref. COP	4.25%	02/01/2030	1,500	1,692,522
Series 2020, Ref. COP	5.00%	02/01/2040	2,750	3,152,976
Guam (Territory of) Waterworks Authority; Series 2020 A, RB	5.00%	01/01/2050	1,500	1,839,098
				11,563,652

Idaho–0.23%
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	4.00%	11/15/2027	1,105	1,139,547
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.); Series 2018 A, RB(d)	4.63%	07/01/2029	185	210,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–(continued)
Idaho (State of) Housing & Finance Association (North Star Charter School);
Series 2014 A, Ref. RB	6.75%	07/01/2036	$526	$601,167
Series 2014 A, Ref. RB	6.75%	07/01/2048	1,061	1,203,279
Power County Industrial Development Corp. (FMC Corp.); Series 1999, RB(e)	6.45%	08/01/2032	130	130,692
				3,285,165

Illinois–9.72%
Aurora (City of), IL (East River Area TIF No. 6); Series 2018 A, Ref. RB	5.00%	12/30/2027	1,150	1,218,819
Aurora (City of), IL (River City TIF No. 3); Series 2018 B, Ref. RB	4.50%	12/30/2023	1,230	1,259,119
Bartlett (Village of), IL (Quarry Redevelopment); Series 2016, Ref. RB	4.00%	01/01/2024	975	978,868
Berwyn (City of), IL; Series 2020, RB(d)	4.00%	12/01/2028	1,610	1,678,419
Bradley (Village of), IL (Bradley Commons);
Series 2018 A, Ref. RB	5.00%	01/01/2023	425	441,077
Series 2018 A, Ref. RB	5.00%	01/01/2024	455	482,921
Series 2018 A, Ref. RB	5.00%	01/01/2025	485	524,308
Series 2018 A, Ref. RB	5.00%	01/01/2026	505	556,060
Series 2018 A, Ref. RB	5.00%	01/01/2027	530	592,636
Centerpoint Intermodal Center Program Trust; Series 2004 A, RB(d)(h)	4.00%	12/15/2022	885	898,340
Chicago (City of), IL;
Series 2017 A, Ref. GO Bonds	5.63%	01/01/2029	1,000	1,238,311
Series 2017 A, Ref. GO Bonds	5.75%	01/01/2034	1,500	1,849,470
Chicago (City of), IL (Hearts United Apartments); Series 1999 A, RB (CEP - GNMA)(e)	5.60%	01/01/2041	70	70,416
Chicago (City of), IL Board of Education;
Series 1998 B-1, GO Bonds (INS - NATL)(c)(g)	0.00%	12/01/2025	1,000	959,236
Series 2011 A, GO Bonds	5.00%	12/01/2041	205	207,140
Series 2017 C, Ref. GO Bonds	5.00%	12/01/2024	1,000	1,140,775
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2023	2,000	2,199,576
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2026	2,000	2,423,397
Series 2021 B, Ref. GO Bonds	5.00%	12/01/2030	2,250	2,947,438
Chicago (State of) Board of Education;
Series 2019 A, Ref. GO Bonds(g)	0.00%	12/01/2025	1,000	953,176
Series 2019 A, Ref. GO Bonds(g)	0.00%	12/01/2026	1,000	934,152
Chicago O’Hare International Airport;
Series 2017 D, RB	5.25%	01/01/2029	1,500	1,848,008
Series 2017 D, RB	5.25%	01/01/2030	3,000	3,692,361
Series 2017 G, RB(e)	5.25%	01/01/2028	250	306,785
Series 2017 G, RB(e)	5.25%	01/01/2029	350	427,313
Series 2017 G, RB(e)	5.25%	01/01/2030	400	485,788
Series 2017 G, RB(e)	5.25%	01/01/2031	350	424,210
Cicero (Town of), IL;
Series 2012, Ref. GO Bonds(h)(i)	5.00%	12/01/2022	1,005	1,065,580
Series 2012, Ref. GO Bonds(h)(i)	5.00%	12/01/2022	725	768,702
Series 2012, Ref. GO Bonds(h)(i)	5.00%	12/01/2022	1,295	1,373,061
Cook (County of), IL; Series 2018, RB(f)	5.25%	11/15/2036	2,250	2,802,568
East Dundee (Village of), IL (Route 25 South Redevelopment); Series 2012, RB	5.25%	12/01/2022	550	551,803
Evanston (City of), IL (Roycemore School);
Series 2021, RB(d)	4.00%	04/01/2032	250	256,076
Series 2021, RB(d)	4.38%	04/01/2041	830	849,066
Hillside (Village of), IL (Mannheim Redevelopment);
Series 2018, Ref. RB	5.00%	01/01/2024	925	962,869
Series 2018, Ref. RB	5.00%	01/01/2030	2,195	2,446,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of);
First Series 2020, GO Bonds (INS - NATL)(c)(f)(l)	6.00%	11/01/2026	$3,500	$4,212,436
Series 2013, GO Bonds	5.50%	07/01/2033	1,500	1,616,639
Series 2017 D, GO Bonds	5.00%	11/01/2022	5,000	5,275,228
Series 2017 D, GO Bonds	5.00%	11/01/2023	6,500	7,146,506
Series 2017 D, GO Bonds(f)(l)	5.00%	11/01/2023	2,250	2,473,791
Series 2017 D, GO Bonds	5.00%	11/01/2025	4,000	4,699,196
Series 2018 A, GO Bonds(f)(l)	6.00%	05/01/2025	2,500	2,985,947
Series 2020, GO Bonds	5.38%	05/01/2023	1,000	1,083,465
Series 2020, GO Bonds	5.50%	05/01/2030	2,000	2,657,638
Series 2021 A, GO Bonds	5.00%	03/01/2032	2,000	2,592,965
Illinois (State of) Finance Authority; Series 2007, RB	5.40%	04/01/2027	140	140,393
Illinois (State of) Finance Authority (Benedictine University);
Series 2017, Ref. RB	5.00%	10/01/2030	1,000	1,202,455
Series 2017, Ref. RB	5.00%	10/01/2033	1,000	1,195,361
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(e)	8.00%	06/01/2032	11,805	11,823,001
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, RB(d)	5.25%	12/01/2025	400	435,277
Illinois (State of) Finance Authority (Lake Forest College); Series 2012 A, RB	5.00%	10/01/2022	205	209,165
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group); Series 2019 A, Ref. RB	5.00%	11/01/2027	2,065	2,460,664
Illinois (State of) Finance Authority (Mercy Health System); Series 2016, Ref. RB	5.00%	12/01/2026	2,700	3,263,290
Illinois (State of) Finance Authority (Montgomery Place); Series 2017, Ref. RB	5.00%	05/15/2024	1,115	1,173,891
Illinois (State of) Finance Authority (OSF Healthcare System); Series 2018 C, Ref. VRD RB (LOC - PNC Bank N.A.)(j)(k)	0.01%	11/15/2037	10,000	10,000,000
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB	5.13%	05/15/2060	1,089	1,094,013
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB(i)	5.25%	08/15/2023	310	331,522
Illinois (State of) Finance Authority (Plymouth Place); Series 2015, Ref. RB(i)	5.00%	05/15/2025	205	226,088
Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.50%	04/01/2037	2,000	2,004,813
Illinois (State of) Finance Authority (Rosalind Franklin University);
Series 2017, Ref. RB	5.00%	08/01/2027	425	522,156
Series 2017, Ref. RB	5.00%	08/01/2028	500	610,439
Series 2017, Ref. RB	5.00%	08/01/2029	325	394,443
Series 2017, Ref. RB	5.00%	08/01/2030	380	458,596
Series 2017, Ref. RB	5.00%	08/01/2031	375	451,003
Series 2017, Ref. RB	5.00%	08/01/2033	470	562,282
Illinois (State of) Finance Authority (The Catherine Cook School); Series 2007, VRD RB (LOC - Northern Trust Co. (The))(j)(k)	0.02%	01/01/2037	2,600	2,600,000
Illinois (State of) Finance Authority (Three Crowns Park); Series 2017, Ref. RB	4.00%	02/15/2027	1,795	1,936,523
Illinois (State of) Housing Development Authority (Lifelink Developments); Series 2006, RB (CEP - GNMA)(e)	4.70%	10/20/2026	610	611,868
Illinois (State of) Medical District Commission;
Series 2002, COP (INS - NATL)(c)	5.13%	06/01/2026	50	50,135
Series 2002, COP (INS - NATL)(c)	5.25%	06/01/2032	140	140,323
Illinois (State of) Sports Facilities Authority (The); Series 2019, Ref. RB (INS - BAM)(c)	5.00%	06/15/2029	1,000	1,269,116
Manhattan (Village of), IL Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. RB	4.25%	03/01/2024	233	240,580
Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	4.25%	01/01/2029	1,000	1,037,596
Quad Cities Regional Economic Development Authority (Augustana College);
Series 2012, Ref. RB	5.00%	10/01/2023	295	307,459
Series 2012, Ref. RB	5.00%	10/01/2024	275	286,238
Series 2012, Ref. RB	5.00%	10/01/2025	445	462,494
Series 2012, Ref. RB	5.00%	10/01/2026	400	415,249
Series 2012, Ref. RB	5.00%	10/01/2027	450	466,473
Regional Transportation Authority; Series 2018 B, RB(f)	5.00%	06/01/2030	3,000	3,823,409
Sales Tax Securitization Corp.; Series 2018 A, Ref. RB	5.00%	01/01/2032	5,000	6,166,917
St. Clair County School District No. 189 (East St. Louis);
Series 2011, GO Bonds	5.38%	01/01/2022	1,000	1,001,548
Series 2011, GO Bonds	5.50%	01/01/2023	1,540	1,542,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Yorkville (United City of), IL (United City Special Services Area); Series 2013, Ref. RB	4.60%	03/01/2025	$1,220	$1,246,380
				138,721,524

Indiana–1.40%
Evansville (City of), IN (Silver Birch of Evansville); Series 2017, RB	4.80%	01/01/2028	400	407,137
Indiana (State of) Finance Authority (Butler University); Series 2012 A, Ref. RB	5.00%	02/01/2022	500	509,768
Indiana (State of) Finance Authority (Deaconess Health System); Series 2011 A, Ref. RB(h)	6.00%	09/01/2028	7,220	7,252,091
Indiana (State of) Finance Authority (Irvington Community School); Series 2018 A, Ref. RB(d)	5.50%	07/01/2028	950	1,035,657
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.);
Series 2012 B, RB	3.00%	11/01/2030	2,000	2,196,839
Series 2012 C, RB	3.00%	11/01/2030	2,000	2,196,839
Indiana (State of) Finance Authority (United States Steel Corp.); Series 2021 A, Ref. RB	4.13%	12/01/2026	2,000	2,182,493
Lake County 2000 Building Corp.; Series 2012, RB (CEP - Colorado Higher Education Intercept Program)	5.00%	02/01/2024	3,575	3,616,398
Mishawaka (City of), IN; Series 2017, RB(d)	5.10%	01/01/2032	615	637,191
				20,034,413

Iowa–0.56%
Ackley (City of), IA (Grand Jivante); Series 2018 A, RB	4.50%	08/01/2033	600	607,997
Clear Lake (City of), IA (Timbercrest Apartments, LLC); Series 2018, RB	4.30%	10/01/2028	660	681,879
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, RB	5.25%	12/01/2025	1,000	1,090,914
Series 2013, Ref. RB(h)	5.25%	12/01/2033	1,540	1,661,656
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2018 A, RB	4.13%	05/15/2038	1,250	1,394,601
Iowa (State of) Finance Authority (PHS Council Bluffs, Inc.);
Series 2018, RB	4.45%	08/01/2028	625	654,606
Series 2018, RB	5.00%	08/01/2033	500	525,114
Iowa (State of) Tobacco Settlement Authority;
Series 2021 A-2, Ref. RB	4.00%	06/01/2037	1,100	1,331,845
Series 2021 B-1, Ref. RB	0.38%	06/01/2030	70	70,107
				8,018,719

Kansas–0.80%
Lenexa (City of), KS (Lakeview Village, Inc.); Series 2018 A, Ref. RB	5.00%	05/15/2027	1,440	1,660,008
Pittsburgh (City of), KS (North Broadway - Pittsburgh Town Center); Series 2006, RB	4.80%	04/01/2027	315	268,408
Wichita (City of), KS (Kansas Masonic Home);
Series 2016 II-A, RB	4.25%	12/01/2024	500	516,674
Series 2016 II-A, RB	5.00%	12/01/2031	1,800	1,900,024
Series 2016 II-A, RB	5.25%	12/01/2036	1,000	1,058,574
Wichita (City of), KS (Larksfield Place); Series 2013 III, Ref. RB(h)(i)	7.13%	12/15/2023	1,000	1,152,631
Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2018 I, Ref. RB	5.00%	05/15/2028	935	1,039,892
Series 2018 I, Ref. RB	5.00%	05/15/2033	500	549,328
Series 2019, Ref. RB	4.00%	05/15/2023	655	677,254
Series 2019, Ref. RB	5.00%	05/15/2026	1,110	1,245,987
Series 2019, Ref. RB	5.00%	05/15/2027	1,165	1,320,185
				11,388,965

Kentucky–0.44%
Ashland (City of), KY (King’s Daughters Medical Center); Series 2016 A, Ref. RB	5.00%	02/01/2029	1,000	1,171,098
Christian (County of), KY (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. RB	5.00%	02/01/2026	725	798,927
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, RB	5.00%	07/01/2032	1,000	1,123,050
Kentucky (Commonwealth of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. RB	5.00%	11/15/2025	600	618,507
Kentucky (State of) Economic Development Finance Authority (Christian Care Communities); Series 2021, Ref. RB	4.25%	07/01/2031	1,000	1,054,649
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.); Series 2020 A, RB	4.00%	10/01/2040	1,300	1,506,249
				6,272,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–1.85%
Calcasieu Parish Industrial Development Board, Inc. (Citgo Petroleum Corp.); Series 1993, RB(e)	6.00%	07/01/2023	$70	$70,190
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Livingston Parish Gomesha) (Green Bonds); Series 2018, Ref. RB(d)	5.38%	11/01/2038	4,665	5,566,531
Louisiana (State of) Local Government Environmental Facilities and Community Development Authority (Vermilion (Parish of), LA Gomesa) (Green Bonds); Series 2019, RB(d)	4.63%	11/01/2038	2,080	2,379,938
Louisiana Housing Corp.; Series 2009 A, RB	7.25%	09/01/2039	360	353,616
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System);
Series 2018 A, RB (INS - AGM)(c)	5.00%	10/01/2034	540	678,566
Series 2018 A, RB (INS - AGM)(c)	5.00%	10/01/2036	1,115	1,391,671
Series 2018 A, RB (INS - AGM)(c)	5.00%	10/01/2037	755	940,013
Series 2018 A, RB (INS - AGM)(c)	5.00%	10/01/2038	475	590,202
Series 2018 B, Ref. RB (INS - AGM)(c)	5.00%	10/01/2032	1,000	1,268,254
Series 2018 B, Ref. RB (INS - AGM)(c)	5.00%	10/01/2033	715	903,121
Series 2018 B, Ref. RB (INS - AGM)(c)	5.00%	10/01/2034	515	647,151
St. James (Parish of), LA (Nustar Logistics, L.P.); Series 2011, RB(d)(h)	5.85%	06/01/2025	4,000	4,590,629
St. John the Baptist (Parish of), LA (Marathon Oil Corp.); Series 2017, Ref. RB(h)	2.10%	07/01/2024	1,000	1,040,312
St. Tammany (Parish of), LA Public Trust Financing Authority (Christwood);
Series 2015, Ref. RB	5.00%	11/15/2024	515	548,039
Series 2015, Ref. RB	5.25%	11/15/2029	1,550	1,712,597
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. RB	5.25%	05/15/2035	3,410	3,669,712
				26,350,542

Maine–0.04%
Maine (State of) Finance Authority (Supplemental Education Loan Program);
Series 2017 A-1, RB (INS - AGC)(c)(e)	5.00%	12/01/2022	500	528,343
Series 2017 A-1, RB (INS - AGC)(c)(e)	5.00%	12/01/2023	100	109,859
				638,202

Maryland–0.85%
Baltimore (City of), MD (Convention Center Hotel);
Series 2017, Ref. RB	5.00%	09/01/2026	2,160	2,334,078
Series 2017, Ref. RB	5.00%	09/01/2027	1,100	1,201,062
Baltimore (City of), MD (East Baltimore Research Park); Series 2017, Ref. RB	4.00%	09/01/2027	425	474,135
Howard (County of), MD (Downtown Columbia); Series 2017 A, RB(d)	4.00%	02/15/2028	480	518,446
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy); Series 2017 A, RB(d)	5.00%	07/01/2027	400	445,582
Maryland (State of) Health & Higher Educational Facilities Authority (Johns Hopkins Medical Institutions Parking Facilities); Series 1996, Ref. RB (INS - AMBAC)(c)	5.50%	07/01/2026	50	50,492
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. RB(d)(e)	4.00%	07/01/2024	1,120	1,173,892
Maryland Economic Development Corp. (Purple Line Light Rail); Series 2016, RB(e)	5.00%	03/31/2046	5,000	5,906,156
				12,103,843

Massachusetts–0.97%
Collegiate Charter School of Lowell;
Series 2019, RB	5.00%	06/15/2029	490	557,962
Series 2019, RB	5.00%	06/15/2039	1,000	1,113,508
Lynn Housing Authority & Neighborhood Development;
Series 2018, Ref. RB	3.60%	10/01/2023	200	207,377
Series 2018, Ref. RB	3.75%	10/01/2024	250	261,153
Series 2018, Ref. RB	4.00%	10/01/2025	200	210,739
Series 2018, Ref. RB	4.00%	10/01/2026	100	105,226
Series 2018, Ref. RB	4.00%	10/01/2027	150	157,592
Series 2018, Ref. RB	4.25%	10/01/2028	320	337,702
Series 2018, Ref. RB	4.38%	10/01/2029	385	406,369
Series 2018, Ref. RB	4.50%	10/01/2030	690	728,547
Massachusetts (Commonwealth of) Development Finance Agency (Caregroup); Series 2018 J-2, RB	5.00%	07/01/2048	5,000	6,071,209
Massachusetts (Commonwealth of) Development Finance Agency (Lawrence General Hospital); Series 2017, Ref. RB	5.00%	07/01/2028	675	693,882
Massachusetts (Commonwealth of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2018, RB(d)	5.00%	11/15/2033	1,500	1,700,233

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Massachusetts (Commonwealth of) Development Finance Agency (Plantation Apartments L.P.); Series 2004 A, RB (LOC - Fleet National Bank)(e)(k)	5.00%	12/15/2024	$1,325	$1,327,062
				13,878,561

Michigan–1.82%
Advanced Technology Academy;
Series 2019, Ref. RB	3.88%	11/01/2029	810	869,124
Series 2019, Ref. RB	5.00%	11/01/2034	400	454,760
Detroit (City of), MI;
Series 2018, GO Bonds	5.00%	04/01/2023	1,000	1,063,401
Series 2018, GO Bonds	5.00%	04/01/2026	1,000	1,166,366
Ecorse (City of), MI; Series 2011, GO Bonds	5.80%	11/01/2026	2,035	2,051,192
Kalamazoo Economic Development Corp. (Friendship Village of Kalamazoo); Series 2021, Ref. RB(d)	5.00%	08/15/2031	1,120	1,293,852
Michigan (State of) Finance Authority (Cesar Chavez Academy);
Series 2019, Ref. RB	3.25%	02/01/2024	295	303,433
Series 2019, Ref. RB	4.00%	02/01/2029	700	766,208
Series 2019, Ref. RB	5.00%	02/01/2033	830	938,991
Michigan (State of) Finance Authority (Lawrence Technological University); Series 2017, Ref. RB	5.25%	02/01/2027	4,225	4,731,811
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2003 B-2, RB	6.00%	11/01/2023	30	30,145
Michigan (State of) Finance Authority (McLaren Health Care); Series 2012 A, Ref. RB	5.00%	06/01/2025	20	20,714
Michigan (State of) Finance Authority (Universal Learning Academy);
Series 2018, Ref. RB	5.00%	11/01/2023	300	310,332
Series 2018, Ref. RB	5.50%	11/01/2028	500	581,818
Series 2018, Ref. RB	6.00%	11/01/2032	500	586,658
Michigan (State of) Strategic Fund (Evangelical Homes); Series 2013, Ref. RB	5.50%	06/01/2047	3,000	3,053,291
Michigan (State of) Strategic Fund (Friendship Village of Kalamazoo); Series 2021, Ref. RB(d)	5.00%	08/15/2031	810	935,733
Michigan (State of) Strategic Fund (I-75 Improvement Project);
Series 2018, RB(e)	5.00%	12/31/2032	1,730	2,157,085
Series 2018, RB(e)	5.00%	12/31/2033	2,000	2,483,358
Summit Academy North; Series 2016, Ref. RB	4.00%	11/01/2021	550	551,544
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.); Series 2016 A, Ref. RB(d)	5.00%	07/01/2026	1,565	1,600,770
				25,950,586

Minnesota–1.35%
Bethel (City of), MN (Benedictine Health System - St. Peter Communities); Series 2018 A, Ref. RB	5.00%	12/01/2033	1,250	1,326,004
Dakota (County of), MN Community Development Agency (Sanctuary at West St. Paul); Series 2015, RB	5.75%	08/01/2030	1,130	917,701
Deephaven (City of), MN (Seven Hills Preparatory Academy);
Series 2017, RB	4.38%	10/01/2027	240	253,112
Series 2017, RB	5.00%	10/01/2037	1,000	1,046,990
Duluth (City of), MN Housing & Redevelopment Authority (Duluth Public Schools Academy);
Series 2018 A, Ref. RB	4.25%	11/01/2028	1,680	1,851,670
Series 2018 A, Ref. RB	5.00%	11/01/2033	1,070	1,213,708
Minneapolis (City of), MN (Spero Academy);
Series 2017 A, RB(d)	5.50%	07/01/2027	590	662,707
Series 2017 A, RB(d)	6.00%	07/01/2032	1,080	1,247,081
Minnetonka (City of), MN (Preserve at Shady Oak); Series 2018 C, Ref. RB	4.50%	03/01/2033	250	251,365
Rochester (City of), MN (Homestead at Rochester, Inc.); Series 2015, RB	5.00%	12/01/2021	470	472,956
Rochester (City of), MN (Mayo Clinic); Series 2008 A, VRD RB(j)	0.01%	11/15/2038	2,785	2,785,000
St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, Ref. RB (Acquired 12/26/2018; Cost $2,000,000)(a)(b)(d)(h)	6.00%	07/01/2027	2,000	1,900,000
St. Paul (City of), MN Housing & Redevelopment Authority (Great River School); Series 2017 A, RB(d)	5.25%	07/01/2033	140	160,681
St. Paul (City of), MN Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, RB	5.13%	10/01/2023	225	235,171
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. RB	5.00%	09/01/2026	1,000	1,113,090
St. Paul (City of), MN Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2018, Ref. RB	4.00%	10/01/2031	250	255,103
Series 2018, Ref. RB	4.13%	10/01/2033	250	255,271

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
St. Paul Park (City of), MN (Presbyterian Homes Bloomington);
Series 2017, Ref. RB	3.80%	09/01/2029	$350	$369,390
Series 2017, Ref. RB	3.90%	09/01/2030	565	596,248
Series 2017, Ref. RB	4.00%	09/01/2031	585	617,473
Series 2017, Ref. RB	4.00%	09/01/2032	400	421,488
Series 2017, Ref. RB	4.10%	09/01/2033	500	527,856
Wayzata (City of), MN (Folkstone Senior Living Co.); Series 2019, Ref. RB	5.00%	08/01/2035	100	109,020
West St. Paul (City of), MN (Walker Westwood Ridge Campus); Series 2017, Ref. RB	4.00%	11/01/2030	650	659,442
				19,248,527

Mississippi–1.04%
Jackson (County of), MS (Chevron U.S.A., Inc.); Series 1993, Ref. VRD RB(j)	0.01%	06/01/2023	3,000	3,000,000
Mississippi (State of) Development Bank (Hospital Construction); Series 2014, Ref. RB	5.00%	09/01/2030	720	800,354
Mississippi (State of) Development Bank (Jackson Co. Gomesa); Series 2021, RB(d)	3.63%	11/01/2036	3,500	3,506,654
Mississippi Business Finance Corp. (Chevron U.S.A., Inc.);
Series 2010 E, VRD IDR(j)	0.02%	12/01/2030	2,250	2,250,000
Series 2010 K, VRD RB(j)	0.01%	11/01/2035	4,000	4,000,000
Tunica (County of), MS; Series 2019, Ref. RB	6.00%	10/01/2040	1,250	1,335,196
				14,892,204

Missouri–1.91%
Arnold Retail Corridor Transportation Development District; Series 2019, Ref. RB	3.00%	11/01/2028	405	412,850
Branson (City of), MO Industrial Development Authority (Branson Shoppes Redevelopment);
Series 2017 A, Ref. RB	4.00%	11/01/2025	1,440	1,520,629
Series 2017 A, Ref. RB	4.00%	11/01/2026	750	788,436
Cape Girardeau (County of), MO Industrial Development Authority (Procter & Gamble Paper Products Co. (The)); Series 1998, RB(e)	5.30%	05/15/2028	30	30,114
I-470 Western Gateway Transportation Development District; Series 2019 A, RB(d)	4.50%	12/01/2029	1,890	2,024,069
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District);
Series 2016 A, Ref. RB(d)	4.25%	04/01/2026	365	387,274
Series 2016 A, Ref. RB(d)	5.00%	04/01/2036	2,000	2,118,077
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, RB(d)	4.38%	02/01/2031	960	1,046,419
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. IDR	5.00%	05/15/2026	1,000	1,150,473
Series 2017 A, Ref. IDR	5.00%	05/15/2027	800	940,984
Series 2017, Ref. RB	5.00%	05/15/2023	1,300	1,377,769
Series 2017, Ref. RB	5.00%	05/15/2024	1,500	1,639,352
Maryland Heights (City of), MO (Westport Plaza Redevelopment);
Series 2020, RB	3.63%	11/01/2031	1,535	1,660,594
Series 2020, RB	4.13%	11/01/2038	2,500	2,702,233
Missouri (State of) Health & Educational Facilities Authority (Truman Medical Center, Inc.); Series 2017, RB(d)	5.00%	12/01/2037	300	350,274
Northpark Lane Community Improvement District; Series 2018, RB	4.50%	11/01/2036	1,210	1,212,991
Plaza at Noah’s Ark Community Improvement District;
Series 2021, Ref. RB	3.00%	05/01/2022	125	126,116
Series 2021, Ref. RB	3.00%	05/01/2023	150	153,109
Series 2021, Ref. RB	3.00%	05/01/2024	200	205,738
Series 2021, Ref. RB	3.00%	05/01/2025	225	232,746
Series 2021, Ref. RB	3.00%	05/01/2026	275	285,439
Series 2021, Ref. RB	3.00%	05/01/2030	725	742,030
St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(d)	4.25%	10/01/2034	1,325	1,351,829
St. Louis (City of), MO Land Clearance for Redevelopment Authority (Kiel Opera House Renovation); Series 2019, Ref. RB	3.88%	10/01/2035	2,570	2,508,538
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County);
Series 2018 A, RB	5.00%	09/01/2025	1,000	1,151,258
Series 2018 A, RB	5.00%	09/01/2026	1,000	1,175,176
				27,294,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nebraska–0.45%
Central Plains Energy Project (No. 4); Series 2018, RB(h)	5.00%	01/01/2024	$5,000	$5,503,873
Lancaster (County of), NE Hospital Authority No. 1 (Bryanlgh Medical Center); Series 2008 B-1, Ref. VRD RB (LOC - U.s. Bank N.A.)(j)(k)	0.01%	06/01/2031	920	920,000
				6,423,873

Nevada–0.35%
Las Vegas (City of), NV Special Improvement District No. 607;
Series 2013, Ref. RB	5.00%	06/01/2022	285	293,353
Series 2013, Ref. RB	5.00%	06/01/2023	270	288,071
Series 2013, Ref. RB	5.00%	06/01/2024	95	103,995
Las Vegas (City of), NV Special Improvement District No. 815; Series 2020, RB	4.75%	12/01/2040	350	403,491
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada);
Series 2017 A, RB(d)	5.00%	07/15/2027	335	378,642
Series 2017 A, RB(d)	5.00%	07/15/2037	500	551,059
Nevada (State of) Department of Business & Industry (Somerset Academy); Series 2018 A, RB(d)	4.50%	12/15/2029	640	712,076
Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB(d)	2.75%	06/15/2028	1,000	1,043,613
Tahoe-Douglas Visitors Authority; Series 2020, RB	5.00%	07/01/2032	1,000	1,201,654
				4,975,954

New Hampshire–0.52%
New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(d)(e)(h)	3.75%	07/02/2040	420	452,278
New Hampshire (State of) Business Finance Authority (Covanta);
Series 2018 A, Ref. RB(d)(e)	4.00%	11/01/2027	1,500	1,584,502
Series 2018 C, Ref. RB(d)(e)	4.88%	11/01/2042	3,375	3,572,285
Series 2020 A, Ref. RB(d)(h)	3.63%	07/02/2040	260	278,881
New Hampshire (State of) Health and Education Facilities Authority (Hillside Village);
Series 2017 A, RB (Acquired 06/12/2017; Cost $1,585,000)(a)(b)(d)	5.25%	07/01/2027	1,585	808,350
Series 2017 B, RB (Acquired 06/12/2017; Cost $1,455,000)(a)(b)(d)	4.13%	07/01/2024	1,455	742,050
				7,438,346

New Jersey–5.48%
Garden State Preservation Trust; Series 2005 A, RB (INS - AGM)(c)	5.75%	11/01/2028	180	223,584
New Jersey (State of); Series 2020 A, GO Bonds	5.00%	06/01/2029	1,500	1,953,647
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. RB (INS - NATL)(c)(f)(l)	5.50%	09/01/2022	3,000	3,157,437
Series 2012 II, Ref. RB	5.00%	03/01/2023	1,500	1,535,416
Series 2012, Ref. RB	5.00%	06/15/2025	600	620,668
Series 2017 B, Ref. RB	5.00%	11/01/2023	1,500	1,653,569
New Jersey (State of) Economic Development Authority (Beloved Community Charter School, Inc.); Series 2019 A, RB(d)	5.00%	06/15/2039	825	911,968
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, RB(e)	5.25%	09/15/2029	3,000	3,152,763
Series 2012, RB(e)	5.75%	09/15/2027	200	207,491
New Jersey (State of) Economic Development Authority (Golden Door Charter School); Series 2018 A, RB(d)	5.13%	11/01/2029	215	240,472
New Jersey (State of) Economic Development Authority (Hatikvah International Academy Charter School); Series 2017 A, RB(d)	5.00%	07/01/2027	395	444,147
New Jersey (State of) Economic Development Authority (Marion P. Thomas Charter School); Series 2018 A, RB(d)	4.75%	10/01/2028	1,485	1,602,731
New Jersey (State of) Economic Development Authority (New Jersey Transportation Bonds); Series 2020 A, RB	5.00%	11/01/2030	3,225	4,144,565
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	539	680,091
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.);
Series 2012 C, RB	5.00%	07/01/2022	100	103,358
Series 2012 C, RB	5.00%	07/01/2032	1,385	1,426,119
New Jersey (State of) Economic Development Authority (School Facilities Construction); Series 2013, Ref. RB (SIFMA Municipal Swap Index + 1.60%)(m)	1.62%	03/01/2028	1,000	1,014,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Economic Development Authority (Teaneck Community Charter School); Series 2017 A, Ref. RB(d)	4.25%	09/01/2027	$210	$231,574
New Jersey (State of) Health Care Facilities Financing Authority (Virtua Health); Series 2009 C, VRD RB (LOC - JP Morgan Chase Bank N.A.)(j)(k)	0.01%	07/01/2043	10,000	10,000,000
New Jersey (State of) Higher Education Student Assistance Authority;
Series 2018 B, Ref. RB(e)	5.00%	12/01/2026	1,000	1,208,385
Series 2018 B, Ref. RB(e)	5.00%	12/01/2027	1,000	1,233,541
New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, RB(g)	0.00%	12/15/2028	715	639,803
Series 2008 A, RB(g)	0.00%	12/15/2035	1,000	733,560
Series 2009 A, RB(g)	0.00%	12/15/2032	1,465	1,173,281
Series 2010 A, RB (INS - BAM)(c)(g)	0.00%	12/15/2028	4,850	4,406,361
Series 2010 A, RB(g)	0.00%	12/15/2031	1,575	1,296,208
Series 2013 AA, RB	5.25%	06/15/2031	1,150	1,247,634
Series 2018 A, Ref. RB	5.00%	12/15/2024	1,000	1,150,681
Series 2018 A, Ref. RN(f)(l)	5.00%	06/15/2029	1,000	1,192,287
Series 2018 A, Ref. RN(f)(l)	5.00%	06/15/2030	2,845	3,383,448
Series 2018 A, Ref. RN(f)(l)	5.00%	06/15/2031	4,680	5,548,469
Series 2019 BB, RB	5.00%	06/15/2044	2,000	2,463,711
Series 2019, Ref. RB	5.00%	12/15/2033	2,850	3,640,218
New Jersey Turnpike Authority; Series 2014 A, RB(f)	4.00%	01/01/2035	10,000	10,872,103
Tobacco Settlement Financing Corp.; Series 2018 B, Ref. RB	3.20%	06/01/2027	4,550	4,651,549
				78,145,340

New Mexico–0.23%
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion);
Series 2019 A, RB	5.00%	07/01/2049	1,000	1,129,816
Series 2019 C, RB	2.25%	07/01/2023	1,525	1,526,052
Santa Fe (City of), NM (El Castillo Retirement); Series 2019, RB	2.25%	05/15/2024	650	651,649
				3,307,517

New York–7.05%
Buffalo & Erie County Industrial Land Development Corp. (Medaille College);
Series 2018, Ref. RB(d)	5.00%	10/01/2028	430	476,965
Series 2018, Ref. RB(d)	5.00%	10/01/2038	2,445	2,763,116
Build NYC Resource Corp. (Brooklyn Navy Yard);
Series 2019, Ref. RB(d)(e)	5.25%	12/31/2033	2,000	2,212,219
Series 2019, Ref. RB(d)(e)	5.50%	12/31/2040	5,000	5,475,487
Build NYC Resource Corp. (NY Preparatory Charter School);
Series 2021 A, RB	4.00%	06/15/2031	300	337,533
Series 2021 A, RB	4.00%	06/15/2041	525	586,687
Build NYC Resource Corp. (Shefa School);
Series 2021 A, RB(d)	2.50%	06/15/2031	375	377,267
Series 2021 A, RB(d)	5.00%	06/15/2051	750	891,060
Metropolitan Transportation Authority;
Series 2012 D, Ref. RB	5.00%	11/15/2030	2,000	2,103,079
Series 2020 A-2, RB	4.00%	02/01/2022	2,500	2,538,949
Subseries 2012 G-1, VRD Ref. RB (LOC - Barclays Bank PLC)(j)(k)	0.01%	11/01/2032	2,000	2,000,000
Subseries 2020 A-1, RB (INS - AGM)(c)(f)	4.00%	11/15/2043	10,000	11,795,818
Metropolitan Transportation Authority (Green Bonds); Series 2020 E, Ref. RB	5.00%	11/15/2029	4,100	5,310,215
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside); Series 2014 A, RB (Acquired 02/28/2018; Cost $1,055,449)(a)(b)	6.50%	01/01/2032	1,000	800,000
New York (City of), NY;
Series 2012 A-2, VRD GO Bonds(j)	0.01%	10/01/2038	2,200	2,200,000
Series 2018 D, VRD GO Bonds(j)	0.01%	12/01/2047	4,000	4,000,000
Subseries 2015 F-5, VRD GO Bonds(j)	0.01%	06/01/2044	5,000	5,000,000
New York (City of), NY Transitional Finance Authority; Series 2018 S-2, Ref. RB(f)	5.00%	07/15/2036	11,000	13,595,500
New York (State of) Housing Finance Agency (Clinton Park Housing); Series 2010 A, VRD RB(j)	0.02%	11/01/2044	4,000	4,000,000
New York Counties Tobacco Trust II; Series 2001, RB	5.63%	06/01/2035	160	160,689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	5.63%	06/01/2035	$1,485	$1,634,826
Series 2016 A, Ref. RB	6.00%	06/01/2043	3,665	4,263,410
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. RB(d)	5.00%	11/15/2044	3,000	3,317,147
New York State Environmental Facilities Corp. (Casella Waste Systems, Inc.); Series 2020, RB(e)(h)	2.75%	09/02/2025	1,000	1,059,014
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport); Series 2020, Ref. RB(e)	5.25%	08/01/2031	3,285	3,959,064
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(e)	5.00%	08/01/2026	6,710	6,725,939
Series 2016, Ref. RB(e)	5.00%	08/01/2031	1,500	1,503,506
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment);
Series 2018, RB(e)	5.00%	01/01/2023	2,000	2,123,200
Series 2018, RB(e)	5.00%	01/01/2030	2,000	2,455,040
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2018, RB(e)	5.00%	01/01/2022	925	939,224
New York Transportation Development Corp. (Terminal 4 John F. Kennedy International Airport);
Series 2020 A, Ref. RB(e)	5.00%	12/01/2024	1,250	1,425,282
Series 2020 A, Ref. RB(e)	5.00%	12/01/2025	1,200	1,411,010
Public Housing Capital Fund Revenue Trust I; Series 2012, RB(d)	4.50%	07/01/2022	425	427,809
Public Housing Capital Fund Revenue Trust II; Series 2012, RB(d)	4.50%	07/01/2022	127	127,324
Public Housing Capital Fund Revenue Trust III; Series 2012, RB(d)	5.00%	07/01/2022	708	708,128
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB(a)	5.00%	07/01/2027	1,000	515,000
Series 2013 A, RB(a)	5.00%	07/01/2032	1,000	515,000
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(d)(e)	7.00%	06/01/2046	750	807,615
				100,542,122

North Carolina–0.62%
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems); Series 2007 C, Ref. VRD RB(j)	0.01%	01/15/2037	8,875	8,875,000

North Dakota–0.08%
Burleigh (County of), ND (University of Mary); Series 2016, RB	4.38%	04/15/2026	1,020	1,074,630

Ohio–3.82%
Buckeye Tobacco Settlement Financing Authority;
Series 2020 A-2, Ref. RB	4.00%	06/01/2039	815	958,775
Series 2020 A-2, Ref. RB	4.00%	06/01/2048	5,000	5,746,774
Cleveland (City of) & Cuyahoga (County of), OH Port Authority; Series 2010, RB	6.00%	11/15/2035	1,000	1,004,776
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Euclid Avenue Development Corp.); Series 2014, Ref. RB	5.00%	08/01/2029	600	672,409
Cleveland (City of), OH (Continental Airlines, Inc.); Series 1998, RB(e)	5.38%	09/15/2027	450	451,734
Cuyahoga (County of), OH (MetroHealth System); Series 2017, Ref. RB	5.00%	02/15/2031	2,500	2,985,847
Franklin (County of), OH (Wesley Communities); Series 2020, Ref. RB	5.25%	11/15/2040	1,500	1,741,979
Gallia (County of), OH (Holzer Health System Obligated Group); Series 2012, Ref. RB(h)(i)	8.00%	07/01/2022	3,780	4,015,957
Greater Cincinnati (Port of), OH Development Authority;
Series 2004, RB	6.30%	02/15/2024	475	467,172
Series 2004, RB	6.40%	02/15/2034	1,950	1,791,522
Lorain (County of), OH Port Authority (Kendal at Oberlin); Series 2013 A, Ref. RB(h)(i)	5.00%	11/15/2023	1,500	1,654,661
Lucas Metropolitan Housing Authority;
Series 2012, RB	5.25%	09/01/2022	205	211,918
Series 2012, RB	5.25%	09/01/2023	260	268,802
Series 2012, RB	5.25%	09/01/2024	275	284,306
Series 2012, RB	5.25%	09/01/2025	290	299,910
Series 2012, RB	5.25%	09/01/2026	305	315,427
Series 2012, RB	5.25%	09/01/2027	320	330,937
Montgomery (County of), OH Hospital Facilities (Premier Health Partners Obligated Group); Series 2019 A, Ref. RB	4.00%	11/15/2038	4,470	5,146,363

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Ohio (State of) (Cleveland Clinic Health System Obligated Group);
Series 2017 A, Ref. RB(f)	4.00%	01/01/2036	$8,675	$10,141,095
Series 2018, Ref. RB(d)	5.00%	12/01/2023	4,185	4,407,602
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(e)	5.00%	12/31/2025	340	394,217
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 D, Ref. PCR(h)	4.25%	09/15/2021	1,975	1,978,137
Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.); Series 2019 A, Ref. PCR	3.25%	09/01/2029	2,000	2,227,608
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC);
Series 2017, RB(d)(e)	3.75%	01/15/2028	1,040	1,169,870
Series 2017, RB(d)(e)	4.25%	01/15/2038	250	290,292
Ohio (State of) Housing Finance Agency (Mortgage-Backed Securities Program); Series 1999 A1, RB (CEP - GNMA)(e)	5.25%	09/01/2030	5	5,014
Ohio (State of) Housing Finance Agency (Sanctuary at Springboro); Series 2017, RB(d)	5.13%	01/01/2032	500	510,594
RiverSouth Authority; Series 2007 A, RB	5.75%	12/01/2027	735	736,339
Southern Ohio Port Authority (Purecycle); Series 2020 A, RB(d)(e)	6.25%	12/01/2025	3,620	3,990,785
Youngstown (City of), OH Metropolitan Housing Authority;
Series 2014, RB	3.20%	06/15/2023	100	100,096
Series 2014, RB	4.00%	12/15/2024	210	210,436
				54,511,354

Oklahoma–0.39%
Comanche (County of), OK Hospital Authority;
Series 2015, Ref. RB	5.00%	07/01/2023	1,000	1,072,229
Series 2015, Ref. RB	5.00%	07/01/2025	615	685,772
Oklahoma (State of) Development Finance Authority (Inverness Village Community); Series 2012, Ref. RB(a)(n)	5.25%	01/01/2022	158	1,813
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing); Series 2017 A, RB (Acquired 03/06/2019; Cost $500,206)(a)(b)	5.00%	08/01/2037	1,650	165,000
Payne (County of), OK Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB(a)	4.75%	11/01/2023	978	4,891
Tulsa (City of), OK Municipal Airport Trust; Series 2001 B, Ref. RB(e)	5.50%	12/01/2035	2,000	2,146,940
Tulsa (City of), OK Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(e)(h)	5.00%	06/01/2025	1,340	1,512,536
				5,589,181

Oregon–0.01%
Local Oregon Capital Assets Program; Series 2011 C, COP	4.60%	06/01/2031	125	125,220
Oregon (State of) (Elderly & Disabled Housing); Series 1993 C, Ref. GO Bonds(e)	5.65%	08/01/2026	15	15,063
				140,283

Pennsylvania–3.40%
Allegheny (County of), PA Industrial Development Authority (United States Steel Corp.); Series 2019, Ref. RB	4.88%	11/01/2024	3,000	3,261,153
Allegheny (County of), PA Redevelopment Authority (Pittsburgh Mills); Series 2004, RB (Acquired 08/10/2017; Cost $714,125)(b)	5.60%	07/01/2023	725	652,500
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (615 Waterfront); Series 2021, RB(d)	6.00%	05/01/2042	710	897,985
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center);
Series 2017, Ref. RB(d)	5.00%	05/01/2027	2,750	3,290,525
Series 2018, RB(d)	5.00%	05/01/2023	390	416,449
Series 2018, RB(d)	5.00%	05/01/2028	1,250	1,521,657
Series 2018, RB(d)	5.00%	05/01/2033	500	600,388
Allentown Neighborhood Improvement Zone Development Authority;
Series 2022, Ref. RB	5.00%	05/01/2034	500	641,020
Series 2022, Ref. RB	5.00%	05/01/2035	1,000	1,278,719
Chester (County of), PA Industrial Development Authority (Woodlands at Greystone); Series 2018, RB(d)	4.38%	03/01/2028	275	308,661
Delaware Valley Regional Finance Authority; Series 1997 B, RB (INS - AMBAC)(c)	5.70%	07/01/2027	1,000	1,276,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2028	$630	$716,413
Series 2018, Ref. RB	5.00%	12/01/2030	910	1,023,290
Luzerne (County of), PA; Series 2015 A, Ref. GO Bonds (INS - AGM)(c)	5.00%	11/15/2029	5,000	5,909,959
Northampton (County of), PA Industrial Development Authority;
Series 2013 A, RB (Acquired 04/03/2013; Cost $308,057)(b)(n)(o)	5.00%	12/31/2023	350	87,535
Series 2013, RB(n)(o)	5.00%	12/31/2023	130	32,448
Northampton (County of), PA Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2027	1,500	1,540,743
Pennsylvania (Commonwealth of) Economic Development Financing Authority (PPL Energy Supply); Series 2009 A, Ref. RB	6.40%	12/01/2038	3,250	2,539,841
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Ursinus College);
Series 2012 A, Ref. RB	5.00%	01/01/2025	785	797,577
Series 2019, RB(f)	4.00%	08/15/2049	7,500	8,722,598
Series 2019, RB(f)	5.00%	08/15/2049	2,500	3,136,281
Philadelphia (City of), PA Authority for Industrial Development (Alliance for Progress Charter School, Inc.);
Series 2019 A, RB	4.00%	06/15/2029	765	825,402
Series 2019 A, RB	5.00%	06/15/2039	920	1,010,466
Philadelphia (City of), PA Authority for Industrial Development (La Salle University);
Series 2017, Ref. RB	5.00%	05/01/2027	1,735	1,986,352
Series 2017, Ref. RB	5.00%	05/01/2028	1,810	2,079,206
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. RB	5.00%	07/01/2031	500	573,548
Series 2017, Ref. RB	5.00%	07/01/2032	1,000	1,144,746
Philadelphia (City of), PA Industrial Development Authority (University of the Arts); Series 2017, Ref. RB(d)	5.00%	03/15/2045	2,000	2,202,073
				48,473,659

Puerto Rico–12.13%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	3,150	3,172,147
Series 2002, RB	5.50%	05/15/2039	9,315	9,565,103
Series 2002, RB	5.63%	05/15/2043	145	145,863
Puerto Rico (Commonwealth of);
Series 2006 B, GO Bonds(a)	5.25%	07/01/2049	105	99,094
Series 2007 A, GO Bonds (INS - AGC)(c)	5.00%	07/01/2023	100	101,614
Series 2007 A, Ref. GO Bonds(a)	5.13%	07/01/2024	15,580	14,508,875
Series 2011 A, Ref. GO Bonds (INS - AGM)(c)	5.25%	07/01/2024	515	523,931
Series 2011 A, Ref. GO Bonds (INS - AGM)(c)	6.00%	07/01/2033	300	306,288
Series 2011 E, Ref. GO Bonds(a)	6.00%	07/01/2029	12,765	12,174,619
Series 2012 A, Ref. GO Bonds(a)	5.50%	07/01/2026	140	125,300
Series 2012 A, Ref. GO Bonds(a)	5.50%	07/01/2027	2,160	1,944,000
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	955	1,047,747
Series 2012 A, RB(i)	5.25%	07/01/2029	2,880	3,000,627
Series 2012 A, RB(i)	5.25%	07/01/2042	5,000	5,209,422
Series 2020 A, Ref. RB(d)	5.00%	07/01/2025	2,500	2,872,010
Series 2020 A, Ref. RB(d)	5.00%	07/01/2030	2,500	3,165,097
Puerto Rico (Commonwealth of) Convention Center District Authority; Series 2006 A, RB (INS - AGC)(c)	5.00%	07/01/2027	80	81,291

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (INS - NATL)(c)	5.00%	07/01/2023	$2,500	$2,545,329
Series 2005 RR, RB (INS - NATL)(c)	5.00%	07/01/2022	550	558,547
Series 2005 RR, RB (INS - SGI)(c)	5.00%	07/01/2025	100	100,140
Series 2005 RR, RB (INS - AGC)(c)	5.00%	07/01/2026	155	157,501
Series 2005 SS, Ref. RB (INS - NATL)(c)	5.00%	07/01/2023	1,000	1,018,132
Series 2007 TT, RB (INS - NATL)(c)	5.00%	07/01/2026	165	169,703
Series 2007 TT, RB(a)	5.00%	07/01/2032	1,990	1,950,200
Series 2007 TT, RB(a)	5.00%	07/01/2037	500	490,000
Series 2007 UU, Ref. RB (INS - AGM)(c)	5.00%	07/01/2023	10	10,161
Series 2007 UU, Ref. RB (INS - AGC)(c)	5.00%	07/01/2026	1,435	1,458,154
Series 2007 VV, Ref. RB (INS - NATL)(c)	5.25%	07/01/2025	1,705	1,817,710
Series 2007 VV, Ref. RB (INS - NATL)(c)	5.25%	07/01/2030	1,000	1,086,333
Series 2010 AAA-RSA-1, RB(a)	5.25%	07/01/2028	5,685	5,592,619
Series 2010 CCC, RB(a)	5.25%	07/01/2026	6,565	6,458,319
Series 2010 DDD, Ref. RB (INS - AGM)(c)	5.00%	07/01/2023	40	40,645
Series 2010 XX, RB(a)	5.25%	07/02/2040	1,875	1,844,531
Series 2010 XX-RSA-1, RB(a)	5.25%	07/01/2027	250	245,937
Series 2010 ZZ-RSA-1, Ref. RB(a)	5.25%	07/01/2025	1,180	1,160,825
Series 2016 E-2, RB(a)	10.00%	01/01/2022	300	312,608
Series 2016 E-4, RB(a)	10.00%	07/01/2022	1,589	1,656,833
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2002 E, RB (INS - AGM)(c)	5.50%	07/01/2023	530	569,879
Series 2004 J, RB (INS - NATL)(c)	5.00%	07/01/2029	475	488,539
Series 2005 BB, Ref. RB (INS - AGM)(c)	5.25%	07/01/2022	230	238,642
Series 2007 CC, Ref. RB (INS - NATL)(c)	5.50%	07/01/2029	15	16,555
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority;
Series 2000, RB(e)	6.63%	06/01/2026	7,310	7,565,850
Series 2012, Ref. RB	5.00%	10/01/2021	450	451,471
Puerto Rico (Commonwealth of) Infrastructure Financing Authority (MEPSI Campus); Series 2007 A, RB (Acquired 11/22/2011-05/07/2012; Cost $2,388,792)(a)(b)	6.25%	10/01/2024	2,465	1,873,400
Puerto Rico (Commonwealth of) Municipal Finance Agency;
Series 2002 A, RB (INS - AGM)(c)	5.00%	08/01/2027	1,605	1,630,897
Series 2005 A, RB (INS - AGM)(c)	5.00%	08/01/2022	50	50,807
Series 2005 A, RB (INS - AGM)(c)	5.00%	08/01/2030	305	309,921
Series 2005 C, Ref. RB (INS - AGC)(c)	5.25%	08/01/2022	40	41,652
Puerto Rico (Commonwealth of) Public Buildings Authority;
Series 2002 D, RB(a)	5.25%	07/01/2027	760	798,000
Series 2007 M-1, Ref. RB(a)	5.75%	07/01/2049	1,335	1,388,588
Series 2007 N, RB(a)	5.00%	07/01/2037	2,125	2,207,344
Series 2009 P, Ref. RB(a)	6.13%	07/01/2023	500	538,125
Series 2009 P, Ref. RB(a)	6.25%	07/01/2026	2,905	3,137,400
Series 2011 S, RB(a)	5.50%	07/01/2023	135	137,869
Series 2011 S, RB(a)	5.88%	07/01/2039	1,245	1,276,125
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities);
Series 2002 F, Ref. RB (INS - AGC)(c)	5.25%	07/01/2025	50	56,445
Series 2007 M-2, Ref. RB (INS - AMBAC)(c)	10.00%	07/01/2035	190	200,838
Series 2007 M-3, Ref. RB (INS - NATL)(c)	6.00%	07/01/2024	500	515,852
Puerto Rico Public Finance Corp.;
Series 2011 A, RB(a)	6.50%	08/01/2028	37,400	561,000
Series 2011 B, RB(a)	6.00%	08/01/2024	10,675	160,125
Series 2011 B, RB(a)	6.00%	08/01/2025	17,475	262,125
Series 2011 B, RB(a)	6.00%	08/01/2026	6,495	97,425
Series 2011 B, RB(a)	5.50%	08/01/2031	54,770	821,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(g)	0.00%	07/01/2024	$483	$466,595
Series 2018 A-1, RB(g)	0.00%	07/01/2027	1,027	948,056
Series 2018 A-1, RB(g)	0.00%	07/01/2029	1,003	882,106
Series 2018 A-1, RB(g)	0.00%	07/01/2031	4,146	3,361,973
Series 2018 A-1, RB(g)	0.00%	07/01/2033	6,719	5,065,699
Series 2018 A-1, RB	4.50%	07/01/2034	7,162	7,929,405
Series 2018 A-1, RB	4.55%	07/01/2040	538	619,088
Series 2018 A-1, RB(g)	0.00%	07/01/2046	13,831	4,621,472
Series 2018 A-1, RB(g)	0.00%	07/01/2051	11,268	2,738,293
Series 2018 A-1, RB	4.75%	07/01/2053	3,953	4,523,821
Series 2018 A-1, RB	5.00%	07/01/2058	9,996	11,573,959
Series 2019 A-2, RB	4.33%	07/01/2040	5,475	6,223,890
Series 2019 A-2, RB	4.54%	07/01/2053	163	184,355
Series 2019 A-2, RB	4.78%	07/01/2058	2,196	2,513,083
University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2023	2,535	2,522,325
Series 2006 Q, RB	5.00%	06/01/2022	1,790	1,785,525
Series 2006 Q, RB	5.00%	06/01/2025	5,000	4,950,000
				173,023,324

Rhode Island–0.06%
Pawtucket (City of), RI Housing Authority; Series 2010, RB	5.50%	09/01/2028	195	199,585
Providence (City of), RI Public Building Authority; Series 2001 A, RB (INS - NATL)(c)	5.38%	12/15/2021	30	30,124
Rhode Island Housing and Mortgage Finance Corp.; Series 1992 10-A, RB	6.50%	04/01/2027	80	80,322
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	500	582,064
				892,095

South Carolina–1.09%
South Carolina (State of) Jobs-Economic Development Authority; Series 2018, Ref. RB	5.00%	04/01/2038	2,500	2,742,171
South Carolina (State of) Jobs-Economic Development Authority (Green Charter Schools);
Series 2021, Ref. RB(d)	4.00%	06/01/2036	1,000	1,099,091
Series 2021, Ref. RB(d)	4.00%	06/01/2046	1,150	1,234,270
South Carolina (State of) Jobs-Economic Development Authority (Kiawah Life Plan Village, Inc.); Series 2021, RB(d)	8.75%	07/01/2025	1,000	1,012,122
South Carolina (State of) Jobs-Economic Development Authority (Port Royal Village Apartments); Series 2021, VRD RB (LOC - United Fidelity Bk Fsb)(j)(k)	0.02%	05/01/2061	5,800	5,800,000
South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Home at Still Hopes); Series 2018 A, Ref. RB	5.00%	04/01/2027	1,655	1,843,873
South Carolina (State of) Jobs-Economic Development Authority (South Carolina SAVES Green Community Program - AAC East LLC) (Green Bonds); Series 2019, RB(d)	7.00%	05/01/2026	1,810	1,833,970
				15,565,497

Tennessee–1.09%
Bristol (City of), TN Industrial Development Board (Pinnacle);
Series 2016 B, RB(d)(g)	0.00%	12/01/2021	250	247,546
Series 2016, RB	5.00%	06/01/2027	6,410	6,630,796
Memphis (City of) & Shelby (County of), TN Economic Development Growth Engine Industrial Development Board (Graceland); Series 2017 A, Ref. RB	5.50%	07/01/2037	350	343,002
Metropolitan Development and Housing Agency (Fifth + Broadway Development);
Series 2018, RB(d)	4.50%	06/01/2028	1,295	1,435,012
Series 2018, RB(d)	5.13%	06/01/2036	1,000	1,155,967
Nashville (City of) & Davidson (County of), TN Health and Educational Facilities Board of Metropolitan Government (Trousdale Foundation Properties); Series 2018 A, RB (Acquired 08/29/2018-01/31/2019; Cost $1,994,409)(b)(d)	5.25%	04/01/2028	2,000	1,022,681
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2016 A, Ref. RB(d)	5.00%	09/01/2024	1,000	998,679
Series 2016 A, Ref. RB(d)	5.00%	09/01/2031	3,000	2,828,801
Series 2016 A, Ref. RB(d)	5.00%	09/01/2037	1,000	902,892
				15,565,376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–6.68%
Argyle (Town of), TX (The Highlands of Argyle Public Improvement District No. 1); Series 2017, RB	4.25%	09/01/2027	$370	$397,695
Arlington Higher Education Finance Corp. (Leadership Prep School);
Series 2016 A, RB	5.00%	06/15/2036	700	702,023
Series 2016 A, RB	5.00%	06/15/2046	1,425	1,428,707
Arlington Higher Education Finance Corp. (Newman International Academy);
Series 2021, RB	4.00%	08/15/2031	200	216,247
Series 2021, RB	5.00%	08/15/2041	600	665,653
Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	4.55%	08/15/2028	605	664,608
Arlington Higher Education Finance Corp. (Winfree Academy Charter School);
Series 2019, RB	5.50%	08/15/2023	210	212,755
Series 2019, Ref. RB	5.15%	08/15/2029	930	1,053,082
Brazoria County Industrial Development Corp. (Gladieux Metals Recycling LLC); Series 2019, RB(d)(e)	9.00%	03/01/2039	2,000	2,356,018
Calhoun (County of), TX Navigation Industrial Development Authority; Series 2021, RN(d)(e)	3.63%	07/01/2026	7,000	7,288,019
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, RB	5.75%	08/15/2033	2,000	2,339,286
Crandall (City of), TX;
Series 2021, RB(d)	4.13%	09/15/2026	100	101,909
Series 2021, RB(d)	4.75%	09/15/2031	100	103,125
Series 2021, RB(d)	5.25%	09/15/2051	500	520,620
Dallas (City of), TX; Series 2015, GO Bonds	5.00%	02/15/2030	1,075	1,239,445
Edinburg Economic Development Corp.; Series 2019, RB(d)	4.00%	08/15/2029	585	607,951
Guadalupe (County of) & Seguin (City of), TX Hospital Board of Managers; Series 2015, Ref. RB	5.00%	12/01/2021	450	454,118
Gulf Coast Industrial Development Authority; Series 1998, RB(e)	8.00%	04/01/2028	340	340,564
Harris (County of) & Houston (City of), TX Sports Authority; Series 2014 A, Ref. RB	5.00%	11/15/2030	2,000	2,235,977
Houston (City of), TX;
Series 2002 A, RB (INS - AGM)(c)(e)	5.13%	07/01/2032	5	5,036
Series 2002 B, RB (INS - AGM)(c)	5.00%	07/01/2032	50	50,365
Houston (City of), TX (United Airlines, Inc.); Series 2018, RB(e)	5.00%	07/15/2028	1,750	2,112,550
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E);
Series 2014, Ref. RB(e)	4.75%	07/01/2024	3,220	3,443,369
Series 2020 A, Ref. RB(e)	5.00%	07/01/2027	2,325	2,772,104
Houston Higher Education Finance Corp. (Houston Baptist University); Series 2021, RB	3.38%	10/01/2037	700	700,365
Mesquite Health Facilities Development Corp. (Christian Care Centers, Inc.); Series 2016, Ref. RB (Acquired 05/08/2018-12/17/2018; Cost $647,085)(a)(b)	5.00%	02/15/2035	650	507,000
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(d)(e)	4.63%	10/01/2031	7,500	7,897,824
New Hope Cultural Education Facilities Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2024	1,650	1,799,213
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community);
Series 2016, Ref. RB	4.00%	07/01/2023	1,235	1,261,006
Series 2016, Ref. RB	4.00%	07/01/2028	1,555	1,601,077
Series 2016, Ref. RB	5.00%	07/01/2036	3,950	4,137,074
New Hope Cultural Education Facilities Finance Corp. (Cumberland Academy); Series 2020 A, RB(d)	4.00%	08/15/2030	5,000	5,435,801
New Hope Cultural Education Facilities Finance Corp. (Forefront Living Plano); Series 2020 A, RB(d)	10.00%	12/01/2025	1,000	1,077,823
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center);
Series 2017 A, RB(d)	3.63%	08/15/2022	270	270,583
Series 2017 S, RB(d)	4.25%	08/15/2027	610	611,387
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 A, RB	5.38%	11/15/2036	1,165	1,266,860
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.); Series 2019, Ref. RB	5.00%	01/01/2039	500	536,259
Newark High Education Finance Corp. (Austin Achieve Public Schools, Inc.);
Series 2018, RB	4.25%	06/15/2028	325	332,340
Series 2018, RB	5.00%	06/15/2033	300	308,097
Series 2018, RB	5.00%	06/15/2038	250	256,309
Port Beaumont Navigation District (Jefferson Gulf Coast Energy);
Series 2020, Ref. RB(d)(e)	3.63%	01/01/2035	3,000	3,103,554
Series 2021, RB(d)(e)	2.50%	01/01/2030	1,000	1,004,519
Series 2021, RB(d)(e)	2.63%	01/01/2031	800	803,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 A, RB	6.75%	11/15/2024	$180	$191,625
Series 2014 A, RB	7.50%	11/15/2034	100	111,306
Series 2014 A, RB	7.75%	11/15/2044	1,815	2,016,388
Series 2014 A, RB	8.00%	11/15/2049	1,355	1,515,429
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area);
Series 2016, RB	4.90%	09/15/2024	195	203,594
Series 2016, RB	5.38%	09/15/2030	680	719,100
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2016, Ref. RB	5.00%	05/15/2037	1,400	1,525,167
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana); Series 2017, RB	6.00%	11/15/2027	3,250	3,692,189
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2017 A, RB (Acquired 12/15/2016; Cost $1,011,589)(a)(b)	6.00%	02/15/2031	1,000	700,000
Series 2017, RB (Acquired 11/05/2019; Cost $3,271,528)(a)(b)	6.38%	02/15/2041	3,000	2,100,000
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020 B-2, Ref. RB	3.00%	11/15/2026	1,000	1,011,561
Series 2020, Ref. RB	4.00%	11/15/2027	1,000	1,020,745
Series 2020, Ref. RB	6.25%	11/15/2031	1,000	1,196,199
Temple (City of), TX; Series 2018 A, RB	5.00%	08/01/2028	4,430	4,972,566
Texas (State of) Department of Housing & Community Affairs (Skyway Villas Apartments); Series 2001 A, RB (INS - AMBAC)(c)(e)	5.45%	12/01/2022	315	315,771
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	8,360	9,806,989
Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. RB (INS - AMBAC)(c)	5.38%	11/15/2024	50	50,523
				95,371,252

Utah–0.91%
Mida Mountain Village Public Infrastructure District;
Series 2020 A, RB	4.25%	08/01/2035	1,645	1,892,363
Series 2020 A, RB	4.50%	08/01/2040	1,205	1,380,050
Military Installation Development Authority;
Series 2021 A-1, RB	4.00%	06/01/2036	1,000	1,064,044
Series 2021 A-2, RB	4.00%	06/01/2036	1,500	1,581,913
Salt Lake City Corp.; Series 2017 A, RB(e)(f)	5.00%	07/01/2036	3,000	3,634,826
Utah (State of) Charter School Finance Authority (Freedom Academy Foundation (The)); Series 2017, Ref. RB(d)	4.50%	06/15/2027	200	216,280
Utah (State of) Charter School Finance Authority (Merit College Preparatory Academy);
Series 2019 A, RB(d)	4.50%	06/15/2029	500	516,094
Series 2019 A, RB(d)	5.00%	06/15/2034	1,270	1,318,716
Utah (State of) Charter School Finance Authority (Renaissance Academy);
Series 2020, Ref. RB(d)	3.50%	06/15/2025	345	367,149
Series 2020, Ref. RB(d)	4.00%	06/15/2030	520	589,070
Series 2020, Ref. RB(d)	5.00%	06/15/2040	350	408,049
				12,968,554

Vermont–0.29%
Vermont (State of) Educational & Health Buildings Financing Agency (St. Michael’s College);
Series 2012, Ref. RB	5.00%	10/01/2021	2,020	2,027,355
Series 2012, Ref. RB	5.00%	10/01/2022	1,025	1,074,854
Series 2012, Ref. RB	5.00%	10/01/2023	1,000	1,049,234
				4,151,443

Virgin Islands–0.62%
Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. RB(e)	5.00%	09/01/2022	1,320	1,326,135
Series 2014 A, Ref. RB(e)	5.00%	09/01/2023	1,000	1,007,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virgin Islands–(continued)
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2009 A-1, RB	5.00%	10/01/2029	$1,500	$1,503,779
Series 2010 A, RB	5.00%	10/01/2029	1,870	1,874,712
Series 2010 B, RB	5.00%	10/01/2025	2,750	2,711,746
Series 2012 A, RB	5.00%	10/01/2032	405	402,041
				8,825,728

Virginia–0.60%
Hanover (County of), VA Economic Development Authority (Covenant Woods); Series 2018, Ref. RB	5.00%	07/01/2038	250	276,223
Norfolk (City of), VA Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge);
Series 2019 A, RB	5.00%	01/01/2034	1,000	1,096,151
Series 2019 B, RB	4.00%	01/01/2025	3,200	3,201,895
Peninsula Town Center Community Development Authority;
Series 2018, Ref. RB(d)	4.00%	09/01/2023	275	279,623
Series 2018, Ref. RB(d)	4.50%	09/01/2028	1,450	1,573,541
Roanoke (City of), VA Economic Development Authority (Richfield Living); Series 2020, RB (Acquired 01/23/2020; Cost $770,000)(b)	4.30%	09/01/2030	770	746,513
Virginia (Commonwealth of) Small Business Financing Authority (Covanta); Series 2018, RB(d)(e)(h)	5.00%	07/01/2038	1,310	1,391,476
				8,565,422

Washington–1.00%
Kalispel Tribe of Indians;
Series 2018 A, RB(d)	5.00%	01/01/2032	400	479,866
Series 2018 B, RB(d)	5.00%	01/01/2032	100	119,966
Kelso (City of), WA Housing Authority; Series 1998, RB	5.60%	03/01/2028	135	135,194
King (County of), WA Housing Authority (Rural Preservation); Series 1997, RB(e)	5.75%	01/01/2028	10	10,071
King (County of), WA Public Hospital District No. 4; Series 2015 A, RB	6.25%	12/01/2045	1,175	1,311,795
Washington (State of) Convention Center Public Facilities District (Green Notes); Series 2021, RB	4.00%	07/01/2031	1,250	1,488,054
Washington (State of) Housing Finance Commission; Series 2021-1, Class A, Ctfs.	3.50%	12/20/2035	3,986	4,684,242
Washington (State of) Housing Finance Commission (Bayview Manor Homes); Series 2016 A, Ref. RB(d)	4.00%	07/01/2026	540	577,386
Washington (State of) Housing Finance Commission (Judson Park);
Series 2018, Ref. RB(d)	3.70%	07/01/2023	200	204,680
Series 2018, Ref. RB(d)	5.00%	07/01/2038	385	420,257
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.); Series 2016, Ref. RB(d)	5.00%	01/01/2036	1,755	1,943,959
Washington (State of) Housing Finance Commission (Spokane International Academy); Series 2021 A, RB(d)	4.00%	07/01/2040	1,640	1,769,971
Washington (State of) Housing Finance Commission (The Hearthstone); Series 2018 A, Ref. RB(d)	4.50%	07/01/2028	965	1,075,491
				14,220,932

West Virginia–0.55%
Harrison (County of), WV Commission (Charles Pointe No. 2); Series 2008 A, Ref. RB	6.50%	06/01/2023	290	287,053
Monongalia (County of), WV Building Commission (Monongalia Health System Obligated Group);
Series 2015, Ref. RB	5.00%	07/01/2025	360	416,412
Series 2015, Ref. RB	5.00%	07/01/2026	460	529,712
Series 2015, Ref. RB	5.00%	07/01/2027	560	641,977
Series 2015, Ref. RB	4.00%	07/01/2035	190	200,590
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB(d)	4.50%	06/01/2027	3,095	3,405,710
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(d)(e)	6.75%	02/01/2026	1,000	1,017,181
Series 2018, RB(d)(e)	8.75%	02/01/2036	320	341,397
West Virginia (State of) Hospital Finance Authority (Cabell Huntington Hospital, Inc.); Series 2008 B, Ref. VRD RB (LOC - Branch Banking & Trust Co.)(j)(k)	0.09%	01/01/2034	1,000	1,000,000
				7,840,032

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Wisconsin–3.54%
Lomira (Village of), WI Community Development Authority;
Series 2018 B, Ref. RB	3.65%	10/01/2028	$705	$733,454
Series 2018 B, Ref. RB	3.75%	10/01/2029	175	181,864
Public Finance Authority; Series 2020 A, RB(d)	4.00%	03/01/2030	1,810	2,003,920
Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB(d)	6.25%	08/01/2027	1,250	1,410,794
Series 2017, RB(d)	6.75%	08/01/2031	500	569,817
Public Finance Authority (Community School of Davidson); Series 2018, RB	5.00%	10/01/2033	390	455,936
Public Finance Authority (Coral Academy of Science Reno);
Series 2019, Ref. RB(d)	5.00%	06/01/2029	375	422,205
Series 2019, Ref. RB(d)	5.00%	06/01/2039	1,415	1,561,742
Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB(d)	4.38%	06/15/2029	1,830	1,984,675
Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017, Ref. RB(d)(e)	7.13%	06/01/2041	160	171,615
Public Finance Authority (WhiteStone); Series 2017, Ref. RB(d)	4.00%	03/01/2027	1,305	1,443,816
Public Finance Authority (Wingate University);
Series 2018 A, Ref. RB	5.25%	10/01/2029	1,825	2,217,476
Series 2018 A, Ref. RB	5.25%	10/01/2030	1,925	2,317,316
Series 2018 A, Ref. RB	5.25%	10/01/2031	1,030	1,233,131
Series 2018 A, Ref. RB	5.25%	10/01/2032	720	858,162
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group);
Series 2017, Ref. RB	3.50%	08/01/2022	560	563,926
Series 2017, Ref. RB	5.00%	08/01/2027	500	543,951
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community); Series 2017, Ref. RB	5.00%	06/01/2028	1,205	1,365,098
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019, Ref. RB	5.00%	11/01/2028	935	1,051,711
Series 2019, Ref. RB	5.00%	11/01/2030	1,035	1,157,269
Wisconsin (State of) Health & Educational Facilities Authority (Clement Manor, Inc.); Series 2019, Ref. RB	4.25%	08/01/2034	1,000	948,405
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center); Series 2017 A, RB(d)	6.25%	10/01/2031	2,000	2,063,544
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth);
Series 2016 A, RB(d)	5.00%	06/01/2025	650	721,037
Series 2016 A, RB(d)	5.00%	06/01/2026	1,005	1,133,574
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, RB(d)	5.75%	11/01/2024	1,500	1,526,086
Wisconsin (State of) Public Finance Authority (Explore Academy);
Series 2020 A, RB(d)	6.13%	02/01/2039	4,310	4,821,196
Series 2020, RB(d)	7.00%	02/01/2025	470	498,621
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017 B, Ref. RB(d)(e)	6.00%	06/01/2022	2,290	2,312,486
Wisconsin (State of) Public Finance Authority (New Plan Learning, Inc.); Series 2021 A, Ref. RB	3.75%	07/01/2031	4,080	4,103,224
Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy);
Series 2019, RB(d)	4.00%	06/15/2029	620	672,521
Series 2019, RB(d)	5.00%	06/15/2039	440	485,134
Series 2019, RB(d)	5.00%	06/15/2049	540	588,800
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	5,780	6,522,748
Wisconsin (State of) Public Finance Authority (Wittenberg University);
Series 2016, RB (Acquired 01/04/2017-01/25/2017; Cost $1,303,420)(b)(d)	4.00%	12/01/2021	1,320	1,328,046
Series 2016, RB (Acquired 08/09/2019; Cost $527,561)(b)(d)	5.00%	12/01/2031	500	542,644
				50,515,944
Total Municipal Obligations (Cost $1,515,655,901)				1,464,280,221

U.S. Dollar Denominated Bonds & Notes–0.09%
Pennsylvania–0.09%
Talen Energy Supply LLC (Cost $2,566,988)	6.50%	06/01/2025	3,000	1,293,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Short Duration High Yield Municipal Fund

	Shares	Value
Common Stocks & Other Equity Interests–0.01%
Quebec–0.01%
Resolute Forest Products, Inc. (Cost $80,903)	6,757	$82,773

TOTAL INVESTMENTS IN SECURITIES(p)-102.72% (Cost $1,518,303,792)		1,465,656,954

FLOATING RATE NOTE OBLIGATIONS-(4.29)%
Notes with interest and fee rates ranging from 0.56% to 0.66% at 08/31/2021 and contractual maturities of collateral ranging from 09/01/2022 to 08/15/2049 (See Note 1J)(q)		(61,250,000)

OTHER ASSETS LESS LIABILITIES-1.57%		22,465,185

NET ASSETS-100.00%		$1,426,872,139

Investment Abbreviations:

ACA	- ACA Financial Guaranty Corp.
AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
Ctfs.	- Certificates
FGIC	- Financial Guaranty Insurance Company
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
SGI	- Syncora Guarantee, Inc.
SIFMA	- Securities Industry and Financial Markets Association
VRD	- Variable Rate Demand
Wts.	- Warrants

Notes to Schedule of Investments:

(a)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2021 was $77,371,360, which represented 5.42% of the Fund’s Net Assets.

(b)	Restricted security. The aggregate value of these securities at August 31, 2021 was $21,922,479, which represented 1.54% of the Fund’s Net Assets.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $288,478,295, which represented 20.22% of the Fund’s Net Assets.

(e)	Security subject to the alternative minimum tax.
(f)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(g)	Zero coupon bond issued at a discount.
(h)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(i)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(j)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2021.

(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $14,930,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(m)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2021.
(n)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(o)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(p)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(q)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2021. At August 31, 2021, the Fund’s investments with a value of $99,031,749 are held by TOB Trusts and serve as collateral for the $61,250,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Short Duration High Yield Municipal Fund

	Open Futures Contracts(a)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 10 Year Notes	358	December-2021	$(47,776,219)	$(16,781)	$(16,781)

(a)	Futures contracts collateralized by $585,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Short Duration High Yield Municipal Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $1,518,303,792)	$1,465,656,954

Other investments:
Variation margin receivable — futures contracts	27,971

Deposits with brokers:
Cash collateral — exchange-traded futures contracts	585,000

Cash	1,110,971

Receivable for:
Investments sold	2,843,603

Fund shares sold	2,255,487

Interest	15,821,212

Investments matured, at value (Cost $15,131,068)	15,527,050

Investment for trustee deferred compensation and retirement plans	123,350

Other assets	274,770

Total assets	1,504,226,368

Liabilities:
Floating rate note obligations	61,250,000

Payable for:
Investments purchased	12,926,520

Dividends	1,482,307

Fund shares reacquired	875,098

Accrued fees to affiliates	594,970

Accrued interest expense	15,230

Accrued trustees’ and officers’ fees and benefits	3,770

Accrued other operating expenses	82,984

Trustee deferred compensation and retirement plans	123,350

Total liabilities	77,354,229

Net assets applicable to shares outstanding	$1,426,872,139

Net assets consist of:
Shares of beneficial interest	$1,784,551,579

Distributable earnings (loss)	(357,679,440)

$1,426,872,139

Net Assets:
Class A	$933,440,668

Class C	$92,981,530

Class Y	$365,892,047

Class R5	$14,436,848

Class R6	$20,121,046

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	87,519,017

Class C	8,729,516

Class Y	34,277,933

Class R5	1,349,310

Class R6	1,883,390

Class A:
Net asset value per share	$10.67

Maximum offering price per share
(Net asset value of $10.67 ÷ 97.50%)	$10.94

Class C:
Net asset value and offering price per share	$10.65

Class Y:
Net asset value and offering price per share	$10.67

Class R5:
Net asset value and offering price per share	$10.70

Class R6:
Net asset value and offering price per share	$10.68

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Short Duration High Yield Municipal Fund

Statement of Operations

For the year ended August 31, 2021

Investment income:
Interest	$54,415,673

Dividends	6,757

Total investment income	54,422,430

Expenses:
Advisory fees	5,297,541

Administrative services fees	187,514

Custodian fees	8,765

Distribution fees:
Class A	2,140,103

Class C	1,171,917

Interest, facilities and maintenance fees	881,009

Transfer agent fees – A, C and Y	1,175,292

Transfer agent fees – R5	8,089

Transfer agent fees – R6	2,317

Trustees’ and officers’ fees and benefits	37,780

Registration and filing fees	124,826

Reports to shareholders	90,329

Professional services fees	127,804

Taxes	33,651

Other	27,200

Total expenses	11,314,137

Less: Expense offset arrangement(s)	(532)

Net expenses	11,313,605

Net investment income	43,108,825

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(7,217,838)

Futures contracts	62,180

(7,155,658)

Change in net unrealized appreciation of:
Unaffiliated investment securities	70,161,896

Futures contracts	6,994

70,168,890

Net realized and unrealized gain	63,013,232

Net increase in net assets resulting from operations	$106,122,057

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Short Duration High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$43,108,825	$25,964,268

Net realized gain (loss)	(7,155,658)	(13,375,804)

Change in net unrealized appreciation	70,168,890	13,779,249

Net increase in net assets resulting from operations	106,122,057	26,367,713

Distributions to shareholders from distributable earnings:
Class A	(29,206,191)	(12,759,881)

Class C	(3,073,699)	(2,582,528)

Class Y	(11,297,893)	(8,322,425)

Class R5	(356,764)	(591)

Class R6	(536,751)	(529,636)

Total distributions from distributable earnings	(44,471,298)	(24,195,061)

Share transactions–net:
Class A	66,342,549	621,971,636

Class C	(80,323,625)	113,649,065

Class Y	71,331,377	73,533,316

Class R5	14,054,969	(811)

Class R6	6,843,918	(1,563,694)

Net increase in net assets resulting from share transactions	78,249,188	807,589,512

Net increase in net assets	139,899,947	809,762,164

Net assets:
Beginning of year	1,286,972,192	477,210,028

End of year	$1,426,872,139	$1,286,972,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Short Duration High Yield Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/21	$10.17	$0.34	$0.51	$0.85	$(0.35)	$10.67	8.50%	$933,441	0.86%		0.86%		0.79%		3.25%		19%
Year ended 08/31/20	10.86	0.37	(0.71)	(0.34)	(0.35)	10.17	(3.19)	826,655	0.84		0.88		0.79		3.59		49
Year ended 08/31/19	10.48	0.36	0.37	0.73	(0.35)	10.86	7.09	193,076	0.86		0.98		0.79		3.40		24
Year ended 08/31/18	10.47	0.34	0.01	0.35	(0.34)	10.48	3.46	109,307	0.86		1.06		0.79		3.26		26
Year ended 08/31/17	10.60	0.37	(0.16)	0.21	(0.34)	10.47	2.08	73,384	0.82		1.16		0.80		3.65		42
Class C
Year ended 08/31/21	10.16	0.26	0.50	0.76	(0.27)	10.65	7.60	92,982	1.61		1.61		1.54		2.50		19
Year ended 08/31/20	10.84	0.29	(0.70)	(0.41)	(0.27)	10.16	(3.84)	167,426	1.59		1.63		1.54		2.84		49
Year ended 08/31/19	10.46	0.28	0.37	0.65	(0.27)	10.84	6.29	52,195	1.61		1.73		1.54		2.65		24
Year ended 08/31/18	10.45	0.26	0.02	0.28	(0.27)	10.46	2.69	52,446	1.61		1.81		1.54		2.51		26
Year ended 08/31/17	10.58	0.30	(0.17)	0.13	(0.26)	10.45	1.32	35,114	1.57		1.91		1.55		2.90		42
Class Y
Year ended 08/31/21	10.18	0.37	0.50	0.87	(0.38)	10.67	8.66	365,892	0.61		0.61		0.54		3.50		19
Year ended 08/31/20	10.87	0.40	(0.72)	(0.32)	(0.37)	10.18	(2.94)	280,243	0.59		0.63		0.54		3.84		49
Year ended 08/31/19	10.48	0.39	0.37	0.76	(0.37)	10.87	7.45	216,579	0.61		0.73		0.54		3.65		24
Year ended 08/31/18	10.48	0.37	0.00	0.37	(0.37)	10.48	3.62	102,388	0.61		0.81		0.54		3.51		26
Year ended 08/31/17	10.61	0.40	(0.16)	0.24	(0.37)	10.48	2.34	34,480	0.57		0.91		0.55		3.90		42
Class R5
Year ended 08/31/21	10.20	0.37	0.51	0.88	(0.38)	10.70	8.78	14,437	0.61		0.61		0.54		3.50		19
Year ended 08/31/20	10.88	0.40	(0.71)	(0.31)	(0.37)	10.20	(2.83)	10	0.57		0.57		0.52		3.86		49
Year ended 08/31/19	10.49	0.39	0.37	0.76	(0.37)	10.88	7.44	11	0.61		0.68		0.54		3.65		24
Year ended 08/31/18	10.48	0.37	0.01	0.38	(0.37)	10.49	3.72	11	0.61		0.82		0.54		3.51		26
Year ended 08/31/17	10.61	0.40	(0.16)	0.24	(0.37)	10.48	2.34	28	0.57		0.92		0.55		3.90		42
Class R6
Year ended 08/31/21	10.19	0.37	0.51	0.88	(0.39)	10.68	8.73	20,121	0.54		0.54		0.47		3.57		19
Year ended 08/31/20	10.88	0.40	(0.72)	(0.32)	(0.37)	10.19	(2.94)	12,639	0.57		0.57		0.52		3.86		49
Year ended 08/31/19	10.49	0.39	0.37	0.76	(0.37)	10.88	7.44	15,350	0.61		0.68		0.54		3.65		24
Year ended 08/31/18	10.48	0.37	0.01	0.38	(0.37)	10.49	3.72	9,738	0.61		0.76		0.54		3.52		26
Period ended 08/31/17(d)	10.24	0.17	0.22	0.39	(0.15)	10.48	3.87	10	0.56	(e)	0.88	(e)	0.54	(e)	3.91	(e)	42

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,007,963,117 in connection with the acquisition of Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund into the Fund.

(d)	Commencement date after the close of business on April 4, 2017.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco Short Duration High Yield Municipal Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Short Duration High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

37	Invesco Short Duration High Yield Municipal Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity

38	Invesco Short Duration High Yield Municipal Fund

shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

39	Invesco Short Duration High Yield Municipal Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 100 million	0.483%
Next $150 million	0.433%
Next $250 million	0.408%
Next $4.5 billion	0.383%
Next $5 billion	0.373%
Over $10 billion	0.353%

For the year ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective June 1, 2021, the Adviser has contractually agreed, through at least, June 30, 2022 to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had agreed to limit expenses for Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.79%, 1.54%, 0.54%, 0.54% and 0.54% respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2021, IDI advised the Fund that IDI retained $60,998 in front-end sales commissions from the sale of Class A shares and $45,973 and $2,971 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

40	Invesco Short Duration High Yield Municipal Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$ –	$1,464,158,425	$121,796	$1,464,280,221

U.S. Dollar Denominated Bonds & Notes	–	1,293,960	–	1,293,960

Common Stocks & Other Equity Interests	82,773	–	–	82,773

Total Investments in Securities	82,773	1,465,452,385	121,796	1,465,656,954

Other Investments - Assets*

Investments Matured	–	14,955,984	571,066	15,527,050

Other Investments - Liabilities*

Futures Contracts	(16,781)	–	–	(16,781)

Total Investments	$ 65,992	$1,480,408,369	$692,862	$1,481,167,223

*     Futures contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2021:

Value
Interest
Derivative Liabilities	Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(16,781)

Derivatives not subject to master netting agreements	16,781

Total Derivative Liabilities subject to master netting agreements	$-

(a)     The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2021

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Interest
Rate Risk

Realized Gain:
Futures contracts	$62,180

Change in Net Unrealized Appreciation:
Futures contracts	6,994

Total	$69,174

    The table below summarizes the average notional value of derivatives held during the period.

Futures
Contracts

Average notional value	$34,721,087

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2021, the Fund engaged in securities purchases of $118,331,376 and securities sales of $72,156,179, which did not result in any net realized gains (losses).

41	Invesco Short Duration High Yield Municipal Fund

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $532.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Funds, and which will expire on February 24, 2022. Prior to February 25, 2021, the revolving credit and security agreement permitted borrowings up to $500 million. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended August 31, 2021, the average daily balance of borrowing under the revolving credit and security agreement was $1,051,781 with an average interest rate of 0.99%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At August 31, 2021, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2021 were $61,127,308 and 0.62%, respectively.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021	2020

Ordinary income*	$44,471,298	$24,195,061

*     Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed tax-exempt income	$5,377,176

Net unrealized appreciation (depreciation) – investments	(75,939,526)

Temporary book/tax differences	(111,184)

Capital loss carryforward	(287,005,906)

Shares of beneficial interest	1,784,551,579

Total net assets	$1,426,872,139

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$40,125,655	$246,880,251	$287,005,906

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

42	Invesco Short Duration High Yield Municipal Fund

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2021 was $244,054,940 and $237,854,530, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$90,591,589

Aggregate unrealized (depreciation) of investments	(166,531,115)

Net unrealized appreciation (depreciation) of investments	$(75,939,526)

Cost of investments for tax purposes is $1,557,106,749.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of federal income taxes and bond discount, on August 31, 2021, undistributed net investment income was decreased by $70,466, undistributed net realized gain (loss) was decreased by $225,831 and shares of beneficial interest was increased by $296,297. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended August 31, 2021(a)		Year ended August 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	15,833,728	$166,787,240	10,634,580	$111,621,392

Class C	1,030,732	10,814,479	2,924,292	31,239,744

Class Y	14,639,685	153,617,564	9,736,489	101,454,741

Class R5	1,350,277	14,075,617	3,142	31,254

Class R6	1,102,156	11,643,571	546,560	5,697,244

Issued as reinvestment of dividends:
Class A	1,757,993	18,413,268	841,127	8,635,604

Class C	203,523	2,119,206	182,878	1,875,883

Class Y	668,942	7,009,845	548,617	5,710,012

Class R5	2,950	30,962	21	217

Class R6	37,626	395,197	39,764	415,365

Automatic conversion of Class C shares to Class A shares:
Class A	6,389,137	66,370,975	3,693,839	37,244,448

Class C	(6,396,058)	(66,370,975)	(3,697,854)	(37,244,448)

Issued in connection with acquisitions:(b)
Class A	-	-	59,989,320	583,623,872

Class C	-	-	15,301,696	148,649,970

Class Y	-	-	14,590,552	142,071,004

Reacquired:
Class A	(17,745,888)	(185,228,934)	(11,654,574)	(119,153,680)

Class C	(2,592,873)	(26,886,335)	(3,040,903)	(30,872,084)

Class Y	(8,563,182)	(89,296,032)	(17,270,112)	(175,702,441)

Class R5	(4,919)	(51,610)	(3,163)	(32,282)

Class R6	(496,859)	(5,194,850)	(756,859)	(7,676,303)

Net increase in share activity	7,216,970	$78,249,188	82,609,412	$807,589,512

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

43	Invesco Short Duration High Yield Municipal Fund

(b)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 89,881,568 shares of the Fund for 208,315,250 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $874,344,846, including $(156,579,289) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $417,682,133 and $1,292,026,979 immediately after the acquisition.

The pro forma results of operations for the year ended August 31, 2020 assuming the reorganization had been completed on September 1, 2019, the beginning of the annual reporting period are as follows:

Net investment income	$50,007,407

Net realized/unrealized gains	(72,263,202)

Change in net assets resulting from operations	$(22,255,795)

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

44	Invesco Short Duration High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Short Duration High Yield Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Duration High Yield Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 25, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

45	Invesco Short Duration High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/21)	(08/31/21)[1]	Period[2]	(08/31/21)	Period[2]	Ratio
Class A	$1,000.00	$1,037.20	$4.36	$1,020.92	$4.33	0.85%
Class C	1,000.00	1,033.40	8.20	1,017.14	8.13	1.60
Class Y	1,000.00	1,038.50	3.08	1,022.18	3.06	0.60
Class R5	1,000.00	1,038.40	3.24	1,022.03	3.21	0.63
Class R6	1,000.00	1,038.80	2.78	1,022.48	2.75	0.54

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

46	Invesco Short Duration High Yield Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Duration High Yield Municipal Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Short Duration High Yield Municipal Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that security selection in certain categories of bonds and an overweight allocation to unrated bonds negatively impacted Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

47	Invesco Short Duration High Yield Municipal Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective May 2020. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

48	Invesco Short Duration High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

49	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	184	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	184	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-5	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Short Duration High Yield Municipal Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074                                     Invesco Distributors, Inc.                                                                               SDHYM-AR-1

Annual Report to Shareholders	August 31, 2021

Invesco Short Term Municipal Fund

Nasdaq:
A: ORSTX ∎ C: ORSCX ∎ Y: ORSYX ∎ R6: STMUX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

29	Financial Statements

32	Financial Highlights

33	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm

39	Fund Expenses

40	Approval of Investment Advisory and Sub-Advisory Contracts

42	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2021, Class A shares of Invesco Short Term Municipal Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond Short Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/20 to 8/31/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.72%
Class C Shares	0.12
Class Y Shares	1.24
Class R6 Shares	1.32
S&P Municipal Bond Short Index▼*	0.87
Bloomberg Municipal 1-Year Bond Index▼*	0.62
U.S. Consumer Price Index⬛	5.25

Source(s): ▼RIMES Technologies Corp.; ⬛Bloomberg LP

  * Effective July 30, 2021, the Fund changed its benchmark from the Bloomberg Municipal 1-Year Bond Index to the S&P Municipal Bond Short Index. This change was made to better align with the Fund’s risk profile.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the fiscal year, even despite the continued challenges and uncertainty surrounding COVID-19 and its variant strains. The end of August marked 25 consecutive weeks of positive flows into municipal bond funds, averaging nearly $2 billion a week, for a total of $69 billion in inflows in 2021.1

    Investment-grade municipal bonds returned 3.37%, high yield municipal bonds returned 12.06% and taxable municipal bonds returned 3.21% during the fiscal year.2

    The fiscal year began with the municipal market rebounding from losses associated with the pandemic in March and April of 2020. The market continued to benefit from federal support from the Municipal Liquidity Facility (MLF), which enabled two issuers per state, city, or county to use proceeds from the sale of notes to service their debt payments. While only two issuers accessed the MLF, the State of Illinois and the Metropolitan Transportation Authority, just the availability of the program provided a psychological safety net for the market.

    The COVID-19 pandemic continued into the fall and winter with most states seeing cases rise amid colder weather and holiday gatherings. This ultimately led to renewed restrictions on non-essential businesses and had a negative effect on the economy. Attention moved to the US Presidential election and medical advancements toward a vaccine.

    The election of President Joe Biden and Vice President Kamala Harris, aligned with a Democrat-controlled Congress, posed to benefit municipal bonds given their stated support for numerous initiatives, including a larger stimulus bill and an infrastructure package, as well as health care and tax reform. A highly demanded second stimulus package was signed at the end of 2020. The $900 billion Omnibus Spending and COVID Relief Deal included funding for small businesses, the unemployed, municipalities and health care workers.

    In December, several pharmaceutical companies reported long-awaited breakthroughs, and two vaccines with up to 95% effectiveness were approved for widespread distribution, significantly improving both investor and public sentiment.

    In March, the $1.9 trillion American Rescue Plan Act of 2021 was passed by Congress and signed into law. The plan included, in part, $160 billion for the national vaccination program and response, $1400 per person (making less than $80,000) in relief payments, state and local government relief payments, and extended unemployment benefits. The US Food and Drug Administration issued an emergency use authorization for a third vaccine.

    On June 24, 2021, President Biden reached an agreement that is slated to invest more than $1.2 trillion in eight years on infrastructure projects aimed at revitalizing the US economy. The municipal asset class is one area that we believe will benefit significantly from the bipartisan supported plan to repair and rebuild roads, waterways, electricity grids and many other projects. Congruent with this substantial commitment to spending, Biden’s Made in America Tax plan proposes rate hikes including increasing taxes on individuals earning over $400,000, further propelling expected demand for tax-exempt municipals.3

    New issuance totaled $489 billion for the fiscal year, up 1% from the previous fiscal year’s $484 billion.4 Taxable municipals were a significant portion of the increased issuance in 2020 but have seen a decrease in 2021.

    Municipal credits have a long history of low default rates as many provide essential services to all Americans. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic. Despite speculation, a flurry of downgrades has not occurred. In fact, 70% of Moody’s ratings actions during the first quarter of 2021 were upgrades, followed by 74% in the second quarter. Though there are likely to be small, isolated pockets of defaults in the future, we believe the vast majority of municipal bonds will stay current on principal and interest, as history has shown.

    For the fiscal year ended August 31, 2021, Class A shares of Invesco Short Term Municipal Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond Short Index, the Fund’s benchmark.

    During the fiscal year, security selection in the industrial development revenue/pollution control revenue sector, as well as underweight allocations to state general obligation bonds aided the Fund’s performance relative to its benchmark. Security selection in lower coupon bonds (<4%) also contributed to the Fund’s relative performance. At the state level, overweight holdings in New York and New Jersey also contributed to the Fund’s relative performance. Underweight allocations in both pre-refunded and AAA-rated† bonds detracted from the Fund’s relative performance over the fiscal year. On a state level, an underweight allocation in California credits detracted from the Fund’s relative return.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Short Term Municipal Fund and for sharing our long-term investment horizon.

1	Source: Strategic Insight Simfund

2	Source: Bloomberg LP

3	Source: Barclays

2	Invesco Short Term Municipal Fund

4	Source: The Bond Buyer

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

Portfolio manager(s):

Michael Magee

Tim O’Reilly

Mark Paris

Rebecca Setcavage

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Short Term Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/11

1	Source: Bloomberg LP
2	Source: RIMES Technologies Corp.
*

Effective July 30, 2021, the Fund changed its benchmark from the Bloomberg Municipal 1-Year Bond Index to the S&P Municipal Bond Short Index. This change was made to better align with the Fund’s risk profile.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Short Term Municipal Fund

Average Annual Total Returns
As of 8/31/21, including maximum applicable sales charges

Class A Shares
Inception (12/6/10)	2.13%
10 Years	2.00
5 Years	1.68
1 Year	0.72

Class C Shares
Inception (12/6/10)	1.55%
10 Years	1.38
5 Years	0.95
1 Year	-0.88

Class Y Shares
Inception (12/6/10)	2.40%
10 Years	2.28
5 Years	1.99
1 Year	1.24

Class R6 Shares
10 Years	2.12%
5 Years	1.93
1 Year	1.32

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Short Term Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Short Term Municipal Fund. The Fund was subsequently renamed the Invesco Short Term Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class A, Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Short Term Municipal Fund

Supplemental Information

Invesco Short Term Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Municipal 1-Year Bond Index is an unmanaged Index of municipal bonds with a remaining maturity of one to two years.
∎	The S&P Municipal Bond Short Index tracks fixed-rate tax-free bond and bonds subject to the alternative minimum tax (AMT) that have a maturity between six months and four years.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 22-24, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Fund and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Short Term Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Other	47.46%
Revenue Bonds	36.69
General Obligation Bonds	10.58
Pre-Refunded Bonds	5.27

Top Five Debt Holdings

% of total net assets
1. North Carolina (State of) Medical Care Commission (Novant Health Group), Series 2004 A, VRD RB	2.20%
2. Riverside (City of), CA (Riverside Renaissance), Series 2008, Ref. VRD COP	2.07
3. Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University), Series 2015 B, VRD RB	1.70
4. New York (City of), NY Municipal Water Finance Authority, Series 2006 CC-1, VRD RB	1.50
5. New York (City of), NY, Series 2013 F, VRD GO Bonds	1.47

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2021.

7	Invesco Short Term Municipal Fund

Schedule of Investments

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–98.41%
Alabama–1.11%
Baldwin (County of), AL Public Building Authority (DHR); Series 2007 A, RB (INS - SGI)(a)	4.38%	06/01/2028	$10	$10,032

Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB(b)	4.00%	12/01/2025	12,000	13,668,290
Black Belt Energy Gas District (The) (No. 5); Series 2020 A-1, RB(b)	4.00%	10/01/2026	5,000	5,808,230
Daleville (City of), AL Board of Education; Series 2013, Ref. Wts.	2.80%	10/01/2022	185	185,372
East Alabama Health Care Authority (The); Series 2012 A, RB	5.00%	09/01/2024	600	613,926
Florence (City of), AL; Series 2012, Ref. GO Bonds	5.00%	09/01/2022	770	788,874
Health Care Authority for Baptist Health (The); Series 2006 D, RB	5.00%	11/15/2021	670	672,356
Lee (County of), AL Public Building Authority (DHR Building); Series 2006, Wts. (INS - SGI)(a)	4.25%	09/01/2022	10	10,032
Mobile (City of), AL Downtown Redevelopment Authority (Austal USA, LLC); Series 2011 A, VRD RB (LOC - Bank Of America, N.A.)(c)(d)(e)	0.03%	05/01/2041	15,940	15,940,000
				37,697,112

Arizona–0.88%
Apache (County of), AZ Industrial Development Authority (Tucson Electric Power Co.); Series 2012 A, RB	4.50%	03/01/2030	1,000	1,020,374
Arizona (State of) Game & Fish Department & Commission; Series 2006, RB	5.00%	07/01/2032	105	105,417
Arizona (State of) Health Facilities Authority (Phoenix Children’s Hospital); Series 2013 B, RB	5.00%	02/01/2033	1,150	1,226,321
Maricopa County School District No. 7; Series 2009 B, GO Bonds (INS - AGM)(a)	4.50%	07/01/2024	25	25,089
Phoenix (City of), AZ Industrial Development Authority (Mayo Clinic); Series 2014 A, VRD RB(d)	0.01%	11/15/2052	17,385	17,385,000
Pima (County of), AZ; Series 2011, GO Bonds	5.00%	07/01/2022	500	501,986
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(c)	5.00%	09/01/2026	130	140,416
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The)); Series 2019, RB	4.13%	07/01/2029	240	251,645
Salt River Project Agricultural Improvement & Power District;
Series 2012 A, Ref. RB	5.00%	12/01/2029	600	621,556
Series 2012 A, Ref. RB	5.00%	12/01/2031	1,895	1,961,914
Salt Verde Financial Corp.; Series 2007, RB	5.25%	12/01/2025	4,000	4,739,530
University of Arizona Board of Regents (Arizona Biomedical Research Collaborative Building); Series 2006, COP (INS - AMBAC)(a)	4.38%	06/01/2024	10	10,034
Westpark Community Facility District; Series 2016, Ref. GO Bonds	4.00%	07/15/2025	1,300	1,410,524
Yavapai (County of), AZ Industrial Development Authority; Series 2015 A, Ref. RB(c)	3.90%	09/01/2024	540	562,079
				29,961,885

California–10.46%
Alhambra (City of), CA (Police Facilities Assessment District No. 91-1); Series 1992, COP (INS - AMBAC)(a)	6.75%	09/01/2023	3,880	4,099,852
Anaheim (City of), CA Housing & Public Improvements Authority; Series 2016, Ref. RB(b)(f)	5.00%	10/01/2021	1,280	1,285,008
Anaheim (City of), CA Public Financing Authority; Series 1997 A, RB (INS - AGM)(a)	6.00%	09/01/2024	3,505	3,802,808
Barstow (City of), CA Redevelopment Agency Successor Agency (Project Area No. 1); Series 2004, RB (INS - AGM)(a)	4.70%	09/01/2022	20	20,075
Bay Area Toll Authority;
Series 2007 D2, VRD RB (LOC - Bank Of America N.A.)(d)(e)	0.01%	04/01/2047	26,460	26,460,000
Series 2019 C, Ref. VRD RB (LOC - Bank Of America N.A.)(d)(e)	0.01%	04/01/2053	13,350	13,350,000
Beaumont (City of), CA Financing Authority (Improvement Area No. 17A);
Series 2013 B, RB(f)	5.00%	09/01/2022	450	471,554
Series 2013 B, RB(f)	5.00%	09/01/2023	475	520,223
California (State of);
Series 2012, GO Bonds (INS - AGM)(a)	4.00%	09/01/2037	1,000	1,037,140
Series 2012, Ref. GO Bonds	5.00%	02/01/2025	650	663,167
Series 2012, Ref. GO Bonds	5.00%	09/01/2025	820	860,051
Series 2013, Ref. GO Bonds	5.00%	02/01/2026	515	550,776
Series 2013, Ref. GO Bonds	5.00%	02/01/2028	215	229,872
Series 2013, Ref. GO Bonds	5.00%	02/01/2031	1,000	1,066,956
Series 2019, Ref. GO Bonds	5.00%	04/01/2022	5,255	5,405,198
Series 2020, GO Bonds	5.00%	11/01/2029	65	86,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
California (State of) Department of Water Resources (Central Valley); Series 2014 AT, RB (SIFMA Municipal Swap Index + 0.37%)(b)(g)	0.39%	12/01/2022	$12,965	$12,989,155
California (State of) Educational Facilities Authority (California Institute of Technology);
Series 2006 A, VRD RB(d)	0.01%	10/01/2036	40,500	40,500,000
Series 2006 B, VRD RB(d)	0.01%	10/01/2036	26,860	26,860,000
California (State of) Health Facilities Financing Authority (Scripps Health);
Series 2012 A, RB	5.00%	11/15/2025	290	292,747
Series 2012 A, RB	5.00%	11/15/2027	355	358,349
California (State of) Infrastructure & Economic Development Bank; Series 2020 A, RB(b)(c)(h)	0.20%	02/01/2022	13,135	13,135,909
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds); Series 2017, RB (Acquired 05/25/2017; Cost $566,990)(c)(h)(i)(j)	7.00%	07/01/2022	570	370,500
California (State of) Pollution Control Financing Authority (Republic Services, Inc.); Series 2017 A-1, VRD RB(c)(d)(h)	0.20%	11/01/2042	4,000	4,000,004
California (State of) Public Finance Authority (Enso Village); Series 2021 B-3, RB(c)	2.13%	11/15/2027	5,000	5,066,663
California (State of) Public Works Board (California Community Colleges); Series 2005 E, RB (INS - NATL)(a)	4.50%	10/01/2026	170	170,584
California (State of) Public Works Board (California State University); Series 2011 B, RB(b)(f)	5.25%	10/01/2021	275	276,143
California (State of) Public Works Board (Various Capital); Series 2012 A, RB(f)	5.00%	04/01/2028	2,500	2,570,779
California (State of) Statewide Communities Development Authority (Bakersfield Consolidated Reassessment District No. 12-1); Series 2012, RB	5.00%	09/02/2022	165	171,065
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2012 A, RB	5.00%	04/01/2042	4,010	4,125,810
Howell Mountain Elementary School District; Series 2007, GO Bonds (INS - AGM)(a)(k)	0.00%	08/01/2027	975	847,633
Imperial (City of), CA Irrigation District; Series 2012 A, Ref. RB	5.00%	11/01/2027	225	237,510
Industry (City of), CA Public Facilities Authority (Transportation-Distribution-Industrial Redevelopment Project No. 3); Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	01/01/2025	40	41,418
Inglewood Unified School District School Facilities Financing Authority (Inglewood Unified School District General Obligation Bond Program); Series 2007, RB (INS - AGM)(a)	5.25%	10/15/2021	495	497,789
Lodi (City of), CA; Series 2004 A, COP (INS - NATL)(a)	4.75%	10/01/2024	10	10,036
Los Angeles (City of), CA; Series 2010 A, RB	5.00%	06/01/2028	1,350	1,363,658
Los Angeles (City of), CA Department of Airports; Series 2012 B, RB	5.00%	05/15/2035	10,000	10,342,284
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport); Series 2013 A, RB(h)	5.00%	05/15/2030	500	538,786
Los Angeles (City of), CA Department of Water & Power;
Series 2012 C, RB	5.00%	07/01/2023	460	478,719
Series 2013 A, RB	5.00%	07/01/2026	150	159,583
Series 2013 A, RB	5.00%	07/01/2028	250	265,972
Series 2018 B, Ref. RB	4.00%	01/01/2022	1,000	1,009,732
Los Angeles (County of), CA Metropolitan Transportation Authority; Series 2012 B, Ref. RB	5.00%	07/01/2023	250	260,174
Los Angeles Unified School District (Headquarters Building); Series 2012 B, Ref. COP	5.00%	10/01/2031	245	257,237
Mizuho Floater/Residual Trust; Series 2020, VRD RB (LOC - Mizuho Capital Markets LLC)(c)(d)(e)	0.27%	12/01/2036	21,000	21,000,000
Modesto (City of), CA (Golf Course); Series 1993 B, COP (INS - NATL)(a)	5.00%	11/01/2023	15	15,360
Natomas Unified School District; Series 1999, Ref. GO Bonds (INS - NATL)(a)	5.95%	09/01/2021	115	115,000
Northern Inyo (County of), CA Local Hospital District; Series 2010, RB	6.00%	12/01/2021	195	195,568
Oakland (Port of), CA; Series 2012 P, Ref. RB(b)(f)(h)	5.00%	05/01/2022	4,000	4,128,127
Riverside (City of), CA (Riverside Renaissance); Series 2008, Ref. VRD COP (LOC - Bank Of America, N.A.)(d)(e)	0.01%	03/01/2037	70,525	70,525,000
Riverside (County of), CA Redevelopment Successor Agency (Interstate 215 Corridor Redevelopment); Series 2011 E, RB(f)	6.50%	12/01/2021	65	66,000
Riverside County Asset Leasing Corp. (County Administration Center); Series 2012, RB	5.00%	11/01/2026	345	363,359
Sacramento (County of), CA; Series 2003 B, RB (INS - NATL)(a)	5.73%	08/15/2023	1,155	1,227,774
San Bernardino (County of), CA (Captial Facilities); Series 1992 B, COP(f)	6.88%	08/01/2024	1,275	1,435,255
San Diego (City of), CA Community Facilities District No. 3; Series 2013, Ref. RB	5.00%	09/01/2021	530	530,000
San Diego (County of), CA Regional Transportation Commission; Series 2008 C, VRD RB(d)	0.01%	04/01/2038	12,000	12,000,000
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Series 2012 A, Ref. RB(h)	5.00%	05/01/2026	335	345,650
Series 2012 A, Ref. RB(h)	5.00%	05/01/2030	175	180,301
Series 2012, Ref. RB	5.00%	05/01/2026	645	665,593
Series 2012, Ref. RB	5.00%	05/01/2028	1,000	1,031,996
San Francisco Unified School District; Series 2014 B, GO Bonds	4.00%	06/15/2030	450	463,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
Santa Clarita (City of), CA Community Facilities District No. 2002-1 (Valencia Town Center); Series 2012, Ref. RB	5.00%	11/15/2021	$365	$368,254
Saugus Union School District; Series 2013, Ref. RB	5.00%	09/01/2021	255	255,000
Tender Option Bond Trust; Series 2017-XF0576, VRD Ctfs.(c)(d)	0.32%	08/01/2046	4,000	4,000,000
Tender Option Bond Trust Receipts/Certificates;
Series 2017-XG0144, VRD Revenue Ctfs.(c)(d)	0.04%	11/01/2044	20,000	20,000,000
Series 2020-YX1135, VRD Ctfs.(c)(d)	0.04%	07/01/2044	10,440	10,440,000
Series 2021, VRD RB(c)(d)	0.09%	06/15/2055	11,595	11,595,000
University of California; Series 2013 AI, RB	5.00%	05/15/2038	6,165	6,658,635
Walnut Energy Center Authority; Series 2014, Ref. RB	5.00%	01/01/2022	205	208,345
West Basin Municipal Water District; Series 2012 A, Ref. RB	5.00%	08/01/2027	975	994,833
Westlands Water District;
Series 2007 B, COP (INS - AMBAC)(a)	4.50%	09/01/2023	15	15,326
Series 2007 B, COP (INS - AMBAC)(a)	4.50%	09/01/2024	5	5,017
Series 2012 A, Ref. RB(f)	5.00%	09/01/2021	250	250,000
Series 2012 A, Ref. RB(f)	5.00%	09/01/2022	250	261,975
				356,447,929

Colorado–1.59%
Colorado (State of); Series 2013 A, Ref. COP	5.00%	11/01/2026	485	532,543
Colorado (State of) Health Facilities Authority; Series 2005, VRD RB (LOC - UMB Bank, N.A.)(d)(e)	0.02%	01/01/2035	8,300	8,300,000
Colorado (State of) Regional Transportation District (Fastracks); Series 2012 A, RB(b)(f)	5.00%	11/01/2022	5,400	5,707,047
Colorado Springs (City of), CO;
Series 2006 B, VRD RB(d)	0.02%	11/01/2036	21,000	21,000,000
Series 2012 C-1, RB	4.00%	11/15/2028	1,000	1,044,736
Denver (City & County of), CO;
Series 2011 A, RB(h)	5.00%	11/15/2021	4,400	4,443,512
Series 2012 B, RB	5.00%	11/15/2025	790	836,166
Denver City & County School District No. 1; Series 2021, GO Bonds	5.00%	12/01/2021	250	253,058
Public Authority for Colorado Energy; Series 2008, RB	6.13%	11/15/2023	1,215	1,303,799
Pueblo (County of), CO; Series 2005, Ref. COP	4.50%	12/01/2024	10	10,036
Regional Transportation District; Series 2014 A, COP	5.00%	06/01/2028	300	322,883
Southglenn Metropolitan District; Series 2016, Ref. GO Bonds	3.00%	12/01/2021	517	518,642
Town of Telluride Co.; Series 2010, Ref. RB (INS - AGM)(a)	5.00%	12/01/2036	200	200,697
University of Colorado Hospital Authority; Series 2012 A, RB	5.00%	11/15/2027	3,915	4,141,334
University of Colorado Hospital Authority (UCHA Obligated Group); Series 2017 C-2, RB(b)	5.00%	03/01/2022	3,120	3,148,653
Vauxmont Metropolitan District;
Series 2019, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2022	200	211,616
Series 2019, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2023	120	132,153
Series 2019, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2024	130	148,532
Series 2019, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2025	125	146,439
Series 2019, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2026	140	163,907
Series 2020, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2021	155	156,735
Series 2020, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2022	330	348,579
Series 2020, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2023	385	423,411
Series 2020, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2024	400	456,507
Series 2020, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2025	355	418,565
				54,369,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut–2.23%
Connecticut (State of);
Series 2011 D, GO Bonds(b)(f)	5.00%	11/01/2021	$6,930	$6,985,158
Series 2011 D, GO Bonds(b)(f)	5.00%	11/01/2021	3,245	3,270,828
Series 2011 D, GO Bonds(b)(f)	5.00%	11/01/2021	250	251,990
Series 2012 A, RB	5.00%	01/01/2028	725	770,815
Series 2012 C, Ref. GO Bonds	5.00%	06/01/2023	15,150	15,705,005
Series 2012 C, Ref. GO Bonds	5.00%	06/01/2024	1,225	1,269,373
Series 2012 C, Ref. GO Bonds	5.00%	06/01/2025	11,915	12,346,791
Series 2013 A, RB	5.00%	10/01/2026	3,460	3,804,044
Series 2013 B, GO Bonds	5.00%	03/01/2027	5,050	5,408,681
Series 2018 C, GO Bonds	4.00%	06/15/2024	10,000	11,058,153
Connecticut (State of) Housing Finance Authority; Series 2020 E-3, Ref. VRD RB(d)	0.01%	11/15/2050	15,000	15,000,000
Willington (Town of), CT; Series 2006, GO Bonds (INS - AGM)(a)	4.00%	12/01/2023	5	5,016
				75,875,854

District of Columbia–0.63%
District of Columbia;
Series 2011 F, RB	5.00%	12/01/2022	300	303,650
Series 2012 B, Ref. RB	5.00%	12/01/2026	560	593,486
Series 2012 C, RB	5.00%	12/01/2027	250	264,884
District of Columbia (KIPP Charter School); Series 2013, RB(f)	5.00%	07/01/2023	325	344,795
District of Columbia Housing Finance Agency; Series 2018 B-1, RB(b)	2.55%	03/01/2022	1,000	1,011,300
District of Columbia Water & Sewer Authority;
Series 1998, RB (INS - AGM)(a)	5.50%	10/01/2023	3,015	3,196,027
Series 2012 A, RB	5.00%	10/01/2029	1,605	1,689,167
Series 2012 C, Ref. RB	5.00%	10/01/2027	540	568,318
Series 2012 C, Ref. RB	5.00%	10/01/2028	380	399,927
Series 2012 C, Ref. RB	5.00%	10/01/2029	6,320	6,651,426
Metropolitan Washington Airports Authority;
Series 2011 C, RB(b)(f)(h)	5.00%	10/01/2021	4,250	4,266,276
Series 2011 C, RB(b)(f)(h)	5.00%	10/01/2021	515	516,972
Series 2012 A, RB(h)	5.00%	10/01/2028	1,500	1,575,805
				21,382,033

Florida–4.87%
Atlantic Beach (City of), FL (Fleet Landing); Series 2018 B-2, RB	3.00%	11/15/2023	3,750	3,756,979
Belle Isle (City of), FL (Cornerstone Charter Academy and Cornerstone Charter High School); Series 2012, RB	5.50%	10/01/2022	25	25,550
Broward (County of), FL; Series 2012 Q-1, RB	5.00%	10/01/2024	1,850	1,945,979
Broward (County of), FL (Parks & Land Preservation); Series 2012, Ref. GO Bonds	5.00%	01/01/2024	1,500	1,524,425
Broward (County of), FL School Board; Series 2012 A, COP	5.00%	07/01/2024	600	623,440
Capital Trust Agency, Inc. (Gardens Apartements); Series 2015 A, RB	3.50%	07/01/2025	855	778,050
Citizens Property Insurance Corp.; Series 2015 A-1, RB	5.00%	06/01/2022	2,025	2,049,334
Collier (County of), FL; Series 2013, Ref. RB	4.00%	10/01/2028	500	520,344
Florida (State of);
Series 2012 B, Ref. GO Bonds	5.00%	07/01/2024	9,800	10,198,811
Series 2012 C, Ref. GO Bonds	5.00%	06/01/2023	1,355	1,404,639
Series 2012 C, Ref. GO Bonds	4.00%	06/01/2025	500	514,617
Series 2013 B, Ref. GO Bonds	5.00%	06/01/2023	115	119,213
Series 2013 B, Ref. GO Bonds	5.00%	06/01/2024	315	326,584
Florida (State of) Mid-Bay Bridge Authority; Series 1991 A, RB(f)	6.88%	10/01/2022	3,140	3,261,482
Florida (State of) Municipal Power Agency (Stanton II);
Series 2012 A, RB	5.00%	10/01/2024	1,695	1,782,367
Series 2012 A, RB	5.00%	10/01/2025	300	315,295
Florida Development Finance Corp. (Mayflower Retirement Community); Series 2021, RB(c)	1.75%	06/01/2026	1,020	1,023,158
Florida Housing Finance Corp.; Series 2015 A, RB (CEP - GNMA)	3.65%	07/01/2041	1,620	1,679,355
Fort Myers (City of), FL; Series 2011, Ref. RB	5.00%	10/01/2024	515	517,015
Gainesville (City of), FL; Series 2008 B, VRD RB(d)	0.02%	10/01/2038	11,400	11,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Jacksonville (City of), FL (Better Jacksonville);
Series 2012 A, Ref. RB	5.00%	10/01/2028	$1,880	$1,978,589
Series 2012 A, Ref. RB	5.00%	10/01/2029	2,290	2,409,576
Series 2012, Ref. RB	5.00%	10/01/2024	3,000	3,158,669
Series 2012, Ref. RB (INS - AGM)(a)	5.00%	10/01/2026	200	210,578
JEA (St. Johns River Power Park System);
Series 2012 6, RB	5.00%	10/01/2021	2,335	2,344,157
Series 2012 6, RB	4.00%	10/01/2032	100	100,254
Series 2012, RB	5.00%	10/01/2022	2,000	2,007,822
JEA Electric System;
Series 2008 3C-1, VRD RB(d)	0.02%	10/01/2034	33,930	33,930,000
Series 2008 B-2, VRD RB(d)	0.03%	10/01/2040	21,840	21,840,000
Series 2008 C-2, VRD RB(d)	0.02%	10/01/2034	20,425	20,425,000
JEA Water & Sewer System; Series 2008 A-2, VRD RB(d)	0.02%	10/01/2038	10,500	10,500,000
Lee (County of), FL; Series 2010 A, Ref. RB (INS - AGM)(a)(h)	5.00%	10/01/2022	1,860	1,882,177
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center); Series 2012, Ref. RB(b)(f)	5.00%	11/15/2022	2,415	2,555,391
Miami-Dade (County of), FL;
Series 2010 E, RB (INS - AGM)(a)	5.00%	04/01/2022	200	200,351
Series 2012 B, Ref. RB	5.00%	10/01/2024	905	952,154
Orlando (City of), FL Utilities Commission; Series 2015 B, Ref. VRD RB(d)	0.02%	10/01/2039	12,600	12,600,000
Port St. Lucie (City of), FL;
Series 2005 A, RB (INS - NATL)(a)	4.38%	07/01/2023	5	5,017
Series 2014, Ref. GO Bonds	5.00%	07/01/2024	350	381,038
Reedy Creek Improvement District; Series 2013 1, Ref. RB	5.00%	10/01/2024	440	482,976
Sarasota (County of), FL Public Hospital District (Sarasota Memorial Hospital);
Series 1997 A, RB (CPI Rate + 2.05%), (INS - NATL)(a)(g)	3.86%	10/01/2021	65	65,152
Series 1998 B, Ref. RB (INS - NATL)(a)	5.25%	07/01/2024	250	277,557
St. Johns (County of), FL Industrial Development Authority (Vicar’s Landing);
Series 2021, Ref. RB	4.00%	12/15/2021	100	100,882
Series 2021, Ref. RB	4.00%	12/15/2022	110	114,277
Series 2021, Ref. RB	4.00%	12/15/2023	120	127,890
Sunrise Lakes Phase 4 Recreation District;
Series 2008, Ref. GO Bonds (INS - AGC)(a)	4.00%	08/01/2022	10	10,032
Series 2008, Ref. GO Bonds (INS - AGC)(a)	4.00%	08/01/2023	5	5,016
Series 2008, Ref. GO Bonds (INS - AGC)(a)	4.13%	08/01/2024	20	20,066
Tallahassee (City of), FL; Series 2015, Ref. RB	5.00%	10/01/2027	500	549,387
Tampa (City of), FL (Baycare Health System);
Series 2012 A, RB	5.00%	11/15/2024	750	775,345
Series 2012 A, RB	5.00%	11/15/2025	2,130	2,200,748
				165,976,738

Georgia–5.17%
Atlanta (City of) & Fulton (County of), GA Recreation Authority; Series 2007 A, RB (INS - NATL)(a)	4.13%	12/01/2022	5	5,016
Atlanta (City of), GA Department of Aviation;
Series 2012 A, RB	5.00%	01/01/2032	275	279,431
Series 2012 B, RB	5.00%	01/01/2032	2,100	2,133,839
Atlanta (City of), GA Urban Residential Finance Authority (Hollywood Shawnee Apartments); Series 2021 B, RB(b)(c)	1.35%	01/01/2023	2,600	2,600,000
Bartow (County of), GA Development Authority (Bowen); Series 1997, Ref. RB(b)	2.05%	11/19/2021	250	250,945
Brookhaven Development Authority (Children’s Healthcare of Atlanta, Inc.); Series 2019 D, VRD RB(d)	0.02%	07/01/2042	41,730	41,730,000
Burke (County of), GA Development Authority (Georgia Power Co. Plant Vogtle); Series 2013, Ref. RB(b)	2.93%	03/12/2024	7,000	7,446,896
Cedartown Polk (County of), GA Hospital Authority (Polk Medical Center); Series 2016, RB(b)(f)	5.00%	07/01/2026	460	551,425
College Park (City of), GA (Atlanta International Airport); Series 2006 B, RB (INS - NATL)(a)	4.38%	01/01/2026	40	40,139
Dalton (City of), GA Downtown Development Authority; Series 1996, Ctfs. (INS - NATL)(a)	5.50%	08/15/2026	2,795	3,152,615
Fulton (County of), GA Development Authority (Children’s Healthcare); Series 2008, Ref. VRD RB(d)	0.02%	07/01/2042	35,970	35,970,000
Georgia Municipal Association, Inc.; Series 1998, COP (INS - AGM)(a)	5.00%	12/01/2023	55	55,216
Housing Authority of Clayton County Facilities Holding Co. LLC (The) (Riverwood Townhouses); Series 2021 B, RB(b)(c)	1.40%	04/01/2023	2,000	2,001,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Houston (County of), GA Hospital Authority (Houston Hospitals, Inc.); Series 2016 A, Ref. RB(b)(f)	5.00%	04/01/2024	$1,780	$1,992,441
Macon-Bibb (County of), GA Housing Authority (Green Meadows Apartments); Series 2021 B, RB(b)	1.63%	10/01/2022	2,000	1,999,216
Macon-Bibb (County of), GA Housing Authority (Sandy Springs Apartments); Series 2021, RB(b)	1.40%	11/01/2022	1,250	1,250,465
Main Street Natural Gas, Inc.;
Series 2018 A, RB(b)	4.00%	09/01/2023	36,595	39,138,195
Series 2018 B, RB (67% of 1 mo. USD LIBOR + 0.75%)(b)(g)	0.81%	09/01/2023	1,000	1,005,083
Series 2018 C, RB(b)	4.00%	12/01/2023	3,970	4,278,664
Series 2018 D, RB (1 mo. USD LIBOR + 0.83%)(b)(g)	0.89%	12/01/2023	30,000	30,232,575
Milledgeville (City of) & Baldwin (County of), GA Development Authority; Series 2003 A, RB (INS - AGC)(a)	4.50%	09/01/2025	30	30,085
				176,143,326

Hawaii–0.11%
Hawaii (State of);
Series 2012 EE, GO Bonds	5.00%	11/01/2029	275	290,556
Series 2012 EF, Ref. GO Bonds	5.00%	11/01/2024	400	422,627
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co.); Series 2017, Ref. RB(h)	3.10%	05/01/2026	2,800	3,080,563
				3,793,746

Illinois–7.69%
Bellwood (Village of), IL; Series 2016 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/01/2026	210	249,374
Bradley (Village of), IL (Bradley Commons); Series 2018 A, Ref. RB	5.00%	01/01/2022	400	404,012
Centerpoint Intermodal Center Program Trust; Series 2004 A, RB(b)(c)	4.00%	12/15/2022	3,415	3,466,476
Chicago (City of), IL;
Series 1993 B, Ref. GO Bonds(f)	5.13%	01/01/2022	145	147,339
Series 1999, GO Bonds (INS - NATL)(a)(k)	0.00%	01/01/2024	6,110	6,001,155
Series 2008, Ref. RB (INS - AGM)(a)	5.00%	11/01/2025	905	908,631
Series 2008, Ref. RB (INS - AGM)(a)	5.25%	11/01/2033	3,905	3,919,616
Chicago (City of), IL (Midway Airport);
Series 2013 B, Ref. RB	5.00%	01/01/2026	1,105	1,173,298
Series 2013 B, Ref. RB	5.00%	01/01/2027	2,020	2,144,293
Chicago (City of), IL (O’Hare International Airport);
Series 2012 B, Ref. RB(h)	5.00%	01/01/2024	9,045	9,190,749
Series 2013 B, Ref. RB	5.00%	01/01/2027	5,195	5,521,129
Chicago (City of), IL Board of Education;
Series 1998 B-1, GO Bonds (INS - NATL)(a)(k)	0.00%	12/01/2021	2,000	1,997,923
Series 1999 A, GO Bonds (INS - BHAC)(a)(k)	0.00%	12/01/2022	800	797,342
Series 2005 A, Ref. GO Bonds (INS - AMBAC)(a)	5.50%	12/01/2023	200	220,949
Chicago (City of), IL Metropolitan Water Reclamation District;
Series 2011 B, GO Bonds	5.00%	12/01/2022	100	101,194
Series 2011 B, GO Bonds	5.00%	12/01/2030	2,990	3,026,274
Series 2011 B, GO Bonds	5.00%	12/01/2031	6,700	6,781,284
Series 2011 C, GO Bonds	5.00%	12/01/2031	490	495,945
Series 2015 D, Ref. GO Bonds	5.00%	12/01/2021	565	571,883
Chicago (City of), IL Transit Authority; Series 2021, Ref. RB	5.00%	06/01/2022	800	827,879
Chicago State University; Series 1998, RB (INS - NATL)(a)	5.50%	12/01/2023	1,320	1,405,772
Collinsville (City of), IL Area Recreation District;
Series 2004, GO Bonds (INS - NATL)(a)	4.40%	12/01/2022	300	300,849
Series 2004, GO Bonds (INS - NATL)(a)	4.50%	12/01/2023	630	631,999
Series 2004, GO Bonds (INS - NATL)(a)	4.60%	12/01/2025	350	351,127
Series 2004, GO Bonds (INS - NATL)(a)	4.65%	12/01/2026	450	451,453
Series 2007, Ref. GO Bonds (INS - AMBAC)(a)	4.00%	12/01/2027	65	65,097
Cook (County of), IL;
Series 2012 C, Ref. GO Bonds (INS - AGM)(a)	5.00%	11/15/2025	4,670	4,939,293
Series 2012 C, Ref. GO Bonds	5.00%	11/15/2033	1,000	1,055,764
Series 2012, Ref. GO Bonds	5.00%	11/15/2024	3,515	3,716,889
Cook County Community College District No. 508 (City Colleges of Chicago); Series 2013, GO Bonds	5.00%	12/01/2021	1,800	1,818,336
Cook County Community High School District No. 233 Homewood-Flossmoor; Series 2013, GO Bonds	4.00%	12/01/2026	2,695	2,773,229
Eastern Illinois University; Series 2005, RB (INS - AMBAC)(a)	4.13%	04/01/2022	105	105,084

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of);
Series 1992 P, RB	6.50%	06/15/2022	$45	$47,234
Series 2011, RB	3.75%	06/15/2025	175	175,491
Series 2012, Ref. GO Bonds (INS - AGM)(a)	5.00%	08/01/2022	7,500	7,833,483
Series 2016, GO Bonds	5.00%	11/01/2025	2,000	2,349,598
Series 2017 D, GO Bonds	5.00%	11/01/2025	10,960	12,875,797
Series 2018 A, GO Bonds	4.00%	05/01/2024	2,085	2,280,768
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2022	3,500	3,679,476
Series 2020 A, GO Bonds	5.00%	11/01/2026	2,935	3,540,407
Illinois (State of) Finance Authority;
Series 2013 A, RB	5.00%	07/01/2022	1,000	1,033,524
Series 2013 A, RB	5.00%	07/01/2023	1,000	1,071,282
Series 2019 A, Ref. RB	4.00%	11/01/2021	375	376,733
Series 2019 A, Ref. RB	4.00%	11/01/2023	405	428,609
Series 2019 A, Ref. RB	5.00%	11/01/2025	440	503,269
Series 2019 A, Ref. RB	5.00%	11/01/2026	460	538,705
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2012, RB(b)(f)	5.00%	06/01/2022	18,080	18,741,538
Illinois (State of) Finance Authority (Ascension Health); Series 2012 A, RB(b)(f)	5.00%	11/15/2021	17,895	18,073,089
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(h)	8.00%	06/01/2032	560	560,854
Illinois (State of) Finance Authority (Loyola University of Chicago); Series 2012 B, RB	5.00%	07/01/2025	1,500	1,560,528
Illinois (State of) Finance Authority (Northshore University Health); Series 2020 B, VRD RB(d)	0.01%	08/15/2049	21,035	21,035,000
Illinois (State of) Housing Development Authority; Series 2005, RB (INS - AGM)(a)	4.60%	09/01/2025	25	25,092
Illinois (State of) Medical District Commission; Series 2002, COP (INS - NATL)(a)	5.00%	06/01/2022	30	30,085
Illinois (State of) Regional Transportation Authority; Series 1991 A, RB (INS - NATL)(a)	6.70%	11/01/2021	450	454,835
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB	5.00%	01/01/2027	905	962,190
Series 2014 A, Ref. RB	5.00%	12/01/2021	450	455,459
Lake County Community College District No. 532; Series 2013 A, GO Bonds	4.00%	06/01/2023	500	514,660
Madison, Jersey, Macoupin, Calhoun, Morgan, Scott and Greene Counties Community College District No. 536 (Lewis and Clark Community College); Series 2015 A, Ref. GO Bonds (INS - BAM)(a)	5.00%	11/01/2021	1,000	1,007,758
Melrose Park (Village of), IL; Series 2011 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	12/15/2022	1,700	1,722,435
Minooka (Village of), IL; Series 2011, Ref. GO Bonds	5.00%	01/01/2022	355	359,797
Regional Transportation Authority; Series 1997, Ref. RB (INS - NATL)(a)	6.00%	06/01/2023	1,285	1,369,511
Riverdale (Village of), IL; Series 2003 E, Ref. GO Bonds (INS - AGM)(a)	4.80%	01/01/2023	55	55,137
Rockford (City of), IL (Waterworks System Alternative Revenue Source); Series 2010, GO Bonds	3.75%	12/15/2025	280	280,802
Sales Tax Securitization Corp.; Series 2017 A, Ref. RB	5.00%	01/01/2024	10,200	11,279,029
Schaumburg (Village of), IL; Series 2012 A, Ref. GO Bonds	4.00%	12/01/2029	1,395	1,459,783
Southwestern Illinois Development Authority; Series 2013, RB(f)	6.38%	11/01/2023	835	893,715
Tender Option Bond Trust;
Series 2016-XG0073, VRD Ctfs. (INS - AGM)(a)(c)(d)	0.12%	12/01/2039	11,000	11,000,000
Series 2018-XL0093, VRD Ctfs.(c)(d)	0.12%	01/01/2048	31,700	31,700,000
Series 2020-XM00917, VRD Ctfs.(c)(d)	0.09%	01/01/2037	8,920	8,920,000
Series 2020-XM00918, VRD Ctfs.(c)(d)	0.09%	07/01/2024	3,800	3,800,000
University of Illinois;
Series 2008 A, Ref. COP (INS - AGM)(a)	5.25%	10/01/2022	2,110	2,118,694
Series 2008 A, Ref. COP (INS - AGM)(a)	5.25%	10/01/2026	1,020	1,023,698
Series 2012 C, Ref. RB(f)	5.00%	10/01/2021	700	702,739
University Park (Village of), IL; Series 2003, GO Bonds (INS - AMBAC)(a)	4.65%	12/01/2023	30	30,110
West Chicago Fire Protection District; Series 2008, GO Bonds (INS - NATL)(a)	4.75%	01/01/2029	15	15,048
Will County Community Unit School District No. 365; Series 2003, GO Bonds (INS - AGM)(a)(k)	0.00%	11/01/2023	19,955	19,846,197
				262,293,796

Indiana–0.86%
Gary (City of), IN & Chicago (City of), IL International Airport Authority (Gary/Chicago International Airport); Series 2014, RB(h)	5.50%	02/01/2025	730	733,193
Gary (City of), IN Sanitary District; Series 2011 A, RB(b)(f)	5.05%	01/15/2022	8,335	8,484,511
Indiana (State of) Finance Authority; Series 2012, RB(f)	4.00%	03/01/2022	420	422,620
Indiana (State of) Finance Authority (Beacon Health System Obligated Group); Series 2013 A, RB	5.00%	08/15/2027	2,000	2,181,594

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Indiana (State of) Finance Authority (CWA Authority);
Series 2011 A, RB(b)(f)	5.25%	10/01/2021	$1,750	$1,757,198
Series 2011 A, RB(b)(f)	5.25%	10/01/2021	2,150	2,158,844
Series 2011 B, RB(b)(f)	5.25%	10/01/2021	430	431,769
Series 2011 B, RB (INS - AGM)(a)	5.25%	10/01/2025	5,000	5,020,567
Indiana (State of) Finance Authority (Parkview Health System Obligated Group);
Series 2012, RB	5.00%	05/01/2025	1,840	1,899,124
Series 2012, Ref. RB	5.00%	05/01/2024	1,030	1,064,647
Indiana (State of) Finance Authority (United States Steel Corp.); Series 2021 A, Ref. RB	4.13%	12/01/2026	3,500	3,819,363
Merrillville (Town of), IN; Series 2016, RB	5.05%	04/01/2026	485	500,631
Michigan City (City of), IN; Series 2016, RB	4.50%	01/01/2026	710	721,024
				29,195,085

Iowa–0.10%
Des Moines (City of), IA Airport Authority;
Series 2012, Ref. RB(h)	5.00%	06/01/2027	1,000	1,035,080
Series 2012, Ref. RB(h)	5.00%	06/01/2028	1,000	1,035,080
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2019, RB	2.88%	05/15/2049	1,180	1,189,643
				3,259,803

Kansas–0.34%
Kansas (State of) Development Finance Authority;
Series 2015 A, Ref. RB	5.00%	05/01/2025	500	539,571
Series 2015 G, RB	5.00%	04/01/2026	1,200	1,290,084
Kansas (State of) Development Finance Authority (Adventist Health System/Subelt Obligated Group); Series 2012 A, Ref. RB	5.00%	11/15/2032	9,105	9,412,035
Kansas (State of) Development Finance Authority (Kansas State University College of Engineering); Series 2014 D-1, RB	5.00%	04/01/2024	300	308,253
				11,549,943

Kentucky–0.90%
Jefferson County Capital Projects Corp.;
Series 2007 A, Ref. RB (INS - AGM)(a)	4.25%	06/01/2022	10	10,034
Series 2007 A, Ref. RB (INS - AGM)(a)	4.38%	06/01/2028	25	25,081
Kentucky (Commonwealth of) Economic Development Finance Authority (Masonic Home Independent Living II, Inc.); Series 2016 B-1, Ref. RB	3.25%	05/15/2022	1,165	1,165,164
Kentucky (Commonwealth of) Property & Building Commission (No. 119);
Series 2018, RB	5.00%	05/01/2027	4,750	5,859,629
Series 2018, RB	5.00%	05/01/2028	5,000	6,305,083
Kentucky (Commonwealth of) Public Energy Authority; Series 2019 A-2, RB (1 mo. USD LIBOR + 1.12%)(b)(g)	1.18%	06/01/2025	10,000	10,240,906
Kentucky (State of) Property & Building Commission (No. 112); Series 2016 B, Ref. RB	5.00%	11/01/2021	1,250	1,260,117
Kentucky (State of) Turnpike Authority (Revitalization); Series 2012 A, RB	5.00%	07/01/2030	3,000	3,117,712
Kentucky Rural Water Finance Corp.;
Series 2003 A, Ref. RB (INS - NATL)(a)	4.75%	02/01/2028	10	10,028
Series 2008, Ref. RB	4.13%	02/01/2023	5	5,013
Louisville & Jefferson (Counties of), KY Metropolitan Sewer District; Series 2011 A, RB	5.00%	05/15/2030	2,000	2,019,612
Louisville and Jefferson (County of), KY Metropolitan Sewer District; Series 2011 A, RB	5.00%	05/15/2023	500	504,911
				30,523,290

Louisiana–1.13%
Ernest N Morial New Orleans Exhibition Hall Authority; Series 2012, Ref. RB	5.00%	07/15/2026	570	593,307
Louisiana (State of);
Series 2012 A-1, Ref. RB	5.00%	05/01/2024	1,240	1,279,845
Series 2012 A-1, Ref. RB	4.00%	05/01/2028	10,765	11,035,614
Series 2012 A-1, Ref. RB	4.00%	05/01/2031	500	512,803
Series 2012 A-1, Ref. RB	4.00%	05/01/2033	5,125	5,255,017

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Glen Retirement System);
Series 2019 A, Ref. RB	5.00%	01/01/2022	$160	$160,758
Series 2019 A, Ref. RB	5.00%	01/01/2023	170	173,101
Series 2019 A, Ref. RB	5.00%	01/01/2024	175	180,184
Louisiana (State of) Stadium & Exposition District;
Series 2020, RB	5.00%	07/03/2023	15,000	15,917,269
Series 2021, RB	4.00%	07/03/2023	3,325	3,505,949
				38,613,847

Maine–0.05%
Maine (State of) Educational Loan Authority; Series 2012 A-1, RB (INS - AGC)(a)(h)	4.75%	12/01/2024	1,550	1,625,672

Maryland–0.56%
Maryland (State of); Series 2014 B, GO Bonds(f)	3.00%	08/01/2028	1,570	1,611,140
Maryland (State of) Department of Transportation; Series 2016, Ref. RB	4.00%	09/01/2021	3,600	3,600,000
Maryland (State of) Health & Higher Educational Facilities Authority; Series 2013 A, RB	5.00%	08/15/2027	7,005	7,662,680
Maryland Economic Development Corp. (CNX Marine Terminal, Inc. - Port of Baltimore Facility); Series 2010, Ref. RB	5.75%	09/01/2025	6,150	6,219,839
				19,093,659

Massachusetts–1.10%
Cheshire (Town of), MA; Series 2009, GO Bonds (INS - AGM)(a)	4.75%	02/01/2024	35	35,132
Massachusetts (Commonwealth of); Series 2013 A, RB	5.00%	06/15/2023	360	373,753
Massachusetts (Commonwealth of) (Central Artery); Series 2000 B, VRD GO Bonds(d)	0.01%	12/01/2030	15,000	15,000,000
Massachusetts (Commonwealth of) (Green Bonds); Series 2014 E, GO Bonds	5.00%	09/01/2030	770	807,212
Massachusetts (Commonwealth of) Bay Transportation Authority; Series 2012 A, Ref. RB	5.00%	07/01/2023	645	671,192
Massachusetts (Commonwealth of) Department of Transportation; Series 1993 A, RB(f)	5.13%	01/01/2023	1,050	1,094,458
Massachusetts (Commonwealth of) Development Finance Agency;
Series 2007 C, RB (3 mo. USD LIBOR + 0.82%)(g)	0.90%	11/15/2032	3,095	3,117,687
Series 2012 G, RB(b)(f)	5.00%	10/01/2021	2,000	2,007,824
Massachusetts (Commonwealth of) School Building Authority;
Series 2011 B, RB(b)(f)	5.00%	10/15/2021	6,395	6,432,488
Series 2012 A, Ref. RB(b)(f)	5.00%	08/15/2022	680	711,388
Series 2012 A, Ref. RB(b)(f)	5.00%	08/15/2022	3,320	3,474,884
Massachusetts (State of) Development Finance Agency (Berkshire Health System); Series 2012 G, RB(b)(f)	5.00%	10/01/2021	3,370	3,383,184
Massachusetts (State of) School Building Authority; Series 2012 A, Ref. RB	5.00%	08/15/2024	410	428,851
North Reading (Town of), MA; Series 2005, GO Bonds (INS - AMBAC)(a)	4.00%	09/15/2023	10	10,031
Waltham (City of), MA;
Series 2008, GO Bonds	4.00%	09/15/2024	25	25,078
Series 2008, GO Bonds	4.20%	09/15/2027	15	15,049
Worcester (City of), MA;
Series 2005 C, GO Bonds (INS - AMBAC)(a)	4.00%	09/15/2021	10	10,014
Series 2005 C, GO Bonds (INS - AMBAC)(a)	4.13%	09/15/2023	15	15,049
Series 2006, GO Bonds (INS - SGI)(a)	4.20%	11/01/2024	10	10,033
				37,623,307

Michigan–1.81%
Advanced Technology Academy; Series 2019, Ref. RB	3.50%	11/01/2024	505	516,896
Charyl Stockwell Academy; Series 2015, Ref. RB	4.88%	10/01/2023	170	175,614
Detroit (City of), MI; Series 2006, Ref. RB (3 mo. USD LIBOR + 0.60%), (INS - AGM)(a)(g)	0.70%	07/01/2032	7,825	7,843,878
Detroit City School District;
Series 2012 A, Ref. GO Bonds	5.00%	05/01/2025	1,085	1,119,716
Series 2012 A, Ref. GO Bonds	5.00%	05/01/2032	500	515,930
Flat Rock (City of), MI Tax Increment Finance Authority; Series 2006 B, Ref. RB	4.75%	10/01/2021	10	10,036
Grand Rapids Economic Development Corp. (Clark Retirement Community, Inc.); Series 2019 C-1, RB	3.00%	04/01/2022	7,250	7,219,745
Howell (Town of), MI; Series 2006, GO Bonds (INS - AGM)(a)	4.50%	06/01/2022	10	10,035
Kent (County of), MI Hospital Finance Authority (Spectrum Health System); Series 2011 A, Ref. RB(b)(f)	5.50%	11/15/2021	12,375	12,510,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Michigan (State of) Finance Authority; Series 2017, Ref. RB	5.00%	02/01/2022	$605	$613,745
Michigan (State of) Hospital Finance Authority (Mclaren Healthcare); Series 2012 A, Ref. RB	5.00%	06/01/2023	400	414,623
Michigan (State of) Hospital Finance Authority (McLaren Healthcare);
Series 2012 A, Ref. RB	5.00%	06/01/2026	1,655	1,713,821
Series 2012 A, Ref. RB	5.00%	06/01/2027	205	212,286
Michigan (State of) Housing Development Authority; Series 2021 A, RB	0.55%	04/01/2025	2,750	2,753,048
Muskegon Heights (City of), MI;
Series 2005, Ref. RB (INS - NATL)(a)	4.00%	11/01/2021	105	105,608
Series 2006, Ref. RB (INS - NATL)(a)	4.00%	11/01/2026	185	186,176
Summit Academy North; Series 2016, Ref. RB	4.00%	11/01/2024	1,400	1,417,364
Tender Option Bond Trust Receipts/Certificates; Series 2021, VRD RB(c)(d)	0.09%	10/15/2051	6,700	6,700,000
Wayne (City of), MI; Series 2004, GO Bonds (INS - AMBAC)(a)	4.40%	10/01/2021	375	375,799
Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport);
Series 2012 A, RB	5.00%	12/01/2024	2,000	2,119,335
Series 2012 A, RB	5.00%	12/01/2026	5,380	5,701,011
Series 2012 D, Ref. RB(h)	5.00%	12/01/2028	9,050	9,592,341
				61,827,702

Minnesota–0.35%
Dakota (County of), MN Community Development Agency; Series 2018 B, VRD RB(d)	0.42%	07/01/2022	855	855,000
Duluth (City of), MN Economic Development Authority (Benedictine Health System);
Series 2021, Ref. RB	3.00%	07/01/2023	420	436,443
Series 2021, Ref. RB	3.00%	07/01/2025	400	425,480
Series 2021, Ref. RB	3.00%	07/01/2026	360	385,241
Duluth Independent School District No. 709; Series 2016 A, Ref. COP	5.00%	02/01/2023	2,415	2,561,087
Minnesota (State of);
Series 2012 B, Ref. RB	4.00%	03/01/2026	4,700	4,789,630
Series 2012 B, Ref. RB	5.00%	03/01/2029	2,000	2,047,438
Minnesota (State of) Governmental Agency Finance Group (Flexible Term Program); Series 2007 A-1, RB (INS - AGC)(a)	4.13%	03/01/2027	15	15,040
New Prague (City of), MN; Series 2009 A, GO Bonds	4.15%	02/01/2024	5	5,016
North Mankato (City of), MN; Series 2009 C, GO Bonds	4.00%	12/01/2024	10	10,032
St. Paul (City of), MN Housing & Redevelopment Authority; Series 2016 A, Ref. RB	4.50%	07/01/2028	490	522,805
				12,053,212

Mississippi–0.27%
Mississippi (State of) Development Bank;
Series 2013 B, RB (INS - BAM)(a)	5.00%	10/01/2023	775	815,659
Series 2013, RB (INS - AGM)(a)	5.25%	12/01/2022	800	846,487
Mississippi Business Finance Corp.; Series 2006, RB	4.55%	12/01/2028	25	25,006
Mississippi Business Finance Corp. (Chevron U.S.A., Inc.); Series 2007 E, VRD IDR(d)	0.01%	12/01/2030	2,000	2,000,000
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 2019, Ref. RB	2.50%	04/01/2022	5,555	5,588,683
Mississippi Valley State University Educational Building Corp.; Series 2007, RB (INS - AMBAC)(a)	4.00%	03/01/2022	10	10,032
				9,285,867

Missouri–1.22%
Arnold Retail Corridor Transportation Development District; Series 2019, Ref. RB	3.00%	11/01/2028	495	504,594
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(c)	4.25%	04/01/2026	255	270,562
Missouri (State of) Health & Educational Facilities Authority;
Series 2003 C3, VRD RB(d)	0.02%	11/15/2039	36,415	36,415,000
Series 2017, Ref. RB	5.00%	04/01/2026	3,130	3,658,536
Missouri Western State University; Series 2012, Ref. RB	3.00%	10/01/2024	50	50,059
Springfield Public Building Corp.; Series 2000 A, RB (INS - AMBAC)(a)(k)	0.00%	06/01/2025	245	216,785
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, RB	5.00%	09/01/2023	595	620,096
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County); Series 2017, Ref. RB	3.00%	09/01/2022	20	20,436
				41,756,068

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Montana–1.18%
Mizuho Floater/Residual Trust; Series 2020-MIZ9027, VRD Ctfs. (LOC - Mizuho Capital Markets LLC)(c)(d)(e)	0.27%	01/01/2034	$40,375	$40,375,000
Ravalli County School District No. 7; Series 2006, GO Bonds (INS - AGM)(a)	4.00%	07/01/2023	10	10,031
				40,385,031

Nebraska–0.62%
Central Plains Energy Project (No. 4); Series 2018, RB(b)	5.00%	01/01/2024	13,500	14,860,459
Lincoln (City of), NE; Series 2012, Ref. RB	5.00%	09/01/2022	1,250	1,310,796
Municipal Energy Agency of Nebraska; Series 2013 A, Ref. RB	5.00%	04/01/2036	1,530	1,639,819
Nebraska (State of) Municipal Energy Agency; Series 2012 A, Ref. RB	5.00%	04/01/2025	275	282,532
Nebraska (State of) Public Power District; Series 2012 B, RB	5.00%	01/01/2025	2,725	2,896,446
				20,990,052

Nevada–0.18%
Nevada (State of); Series 2012 C, Ref. GO Bonds	5.00%	08/01/2023	460	480,454
Nevada (State of) Department of Business & Industry; Series 2020 A, RB(b)(c)(h)	0.25%	02/01/2022	5,000	5,001,378
Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB(c)	2.50%	06/15/2024	520	529,185
				6,011,017

New Jersey–7.79%
Atlantic City (City of), NJ; Series 2017 A, Ref. GO Bonds (INS - BAM)(a)	5.00%	03/01/2027	250	305,839
Camden (County of), NJ Improvement Authority; Series 2013 A, Ref. RB	5.00%	12/01/2027	1,610	1,756,169
Casino Reinvestment Development Authority, Inc.;
Series 2004, RB (INS - AMBAC)(a)	5.25%	01/01/2022	1,000	1,003,335
Series 2004, RB (INS - AMBAC)(a)	5.25%	01/01/2024	1,500	1,504,817
Series 2014, Ref. RB	5.00%	11/01/2023	3,515	3,792,903
Gloucester (County of), NJ Industrial Pollution Control Financing Authority (ExxonMobil); Series 2003, Ref. VRD RB(d)	0.00%	01/01/2022	26,275	26,275,000
New Jersey (State of);
Series 2013, GO Bonds	4.00%	06/01/2024	500	533,507
Series 2020 A, GO Bonds	5.00%	06/01/2027	25,000	31,050,170
Series 2020 A, GO Bonds	5.00%	06/01/2028	10,000	12,739,289
New Jersey (State of) Building Authority;
Series 2016 A, Ref. RB (INS - BAM)(a)	5.00%	06/15/2025	1,500	1,758,673
Series 2016 A, Ref. RB(f)	5.00%	06/15/2025	1,000	1,173,910
New Jersey (State of) Economic Development Authority;
Series 2004 A, RB (INS - NATL)(a)	5.25%	07/01/2025	6,840	8,088,167
Series 2004 A, RB(f)	5.25%	07/01/2025	820	970,337
Series 2005 N-1, Ref. RB (INS - NATL)(a)	5.50%	09/01/2023	3,010	3,330,197
Series 2005, Ref. RB (INS - AMBAC)(a)	5.50%	09/01/2024	6,000	6,927,404
Series 2012 KK, RB	5.00%	03/01/2023	2,135	2,236,038
Series 2012 KK, RB	5.00%	03/01/2027	185	193,744
Series 2012, Ref. RB	5.00%	06/15/2022	1,520	1,573,016
Series 2012, Ref. RB	5.00%	06/15/2023	6,500	6,726,230
Series 2013 NN, Ref. RB	5.00%	03/01/2023	2,000	2,142,018
Series 2013 NN, Ref. RB	5.00%	03/01/2025	3,000	3,216,239
Series 2017 A, Ref. RB(c)	3.50%	09/01/2022	10	10,117
Series 2017 B, Ref. RB	5.00%	11/01/2023	1,500	1,653,569
New Jersey (State of) Educational Facilities Authority (Higher Education Facilities Trust Fund); Series 2014, RB	5.00%	06/15/2026	1,000	1,128,187
New Jersey (State of) Health Care Facilities Financing Authority; Series 2013, Ref. RB	5.00%	09/15/2023	400	438,689
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health Obligated Group); Series 2012 A, Ref. RB(b)(f)	5.00%	07/01/2022	1,025	1,066,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Transportation Trust Fund Authority;
Series 2005 B, RB (INS - NATL)(a)	5.50%	12/15/2021	$20,000	$20,301,718
Series 2005 B, RB (INS - AMBAC)(a)	5.25%	12/15/2023	1,000	1,115,088
Series 2006 A, RB (INS - AMBAC)(a)	5.50%	12/15/2021	5,000	5,075,429
Series 2006 A, RB (INS - AGM)(a)	5.50%	12/15/2022	1,000	1,068,599
Series 2006 A, RB (INS - AGM)(a)	5.25%	12/15/2023	1,370	1,526,695
Series 2006, RB (INS - NATL)(a)	5.25%	12/15/2021	20,000	20,287,428
Series 2010 D, RB	5.25%	12/15/2023	4,505	5,019,755
Series 2012 A, RB(f)	5.00%	06/15/2042	3,755	3,894,973
Series 2012 A-A, RB(f)	5.00%	06/15/2025	3,395	3,521,554
Series 2018 A, Ref. RB	5.00%	06/15/2028	5,000	5,977,992
Series 2018 A, Ref. RN	5.00%	06/15/2024	3,500	3,948,728
North Caldwell School District; Series 2010, Ref. GO Bonds (CEP - Oregon School Bond Guaranty)	4.00%	02/15/2023	515	516,615
Salem (County of), NJ Pollution Control Financing Authority (Chambers); Series 2014 A, Ref. PCR(h)	5.00%	12/01/2023	1,040	1,099,719
Tender Option Bond Trust;
Series 2016-XF1059, VRD Ctfs. (INS - AMBAC)(a)(c)(d)	0.13%	12/15/2036	39,398	39,398,000
Series 2017-XF2482, VRD Ctfs. (INS - BAM)(a)(c)(d)	0.14%	03/01/2042	3,935	3,935,000
Union (County of), NJ Industrial Pollution Control Financing Authority (Exxon); Series 1994, Ref. VRD RB(d)	0.01%	07/01/2033	27,135	27,135,000
				265,416,543

New Mexico–0.16%
New Mexico (State of) Hospital Equipment Loan Council (Gerald Champion); Series 2012 A, Ref. RB	4.75%	07/01/2022	545	564,975
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion);
Series 2019 C, RB	2.25%	07/01/2023	1,550	1,551,069
Series 2019 C, RB	2.38%	07/01/2024	1,550	1,551,098
Saltillo Public Improvement District;
Series 2018, Ref. RB (INS - BAM)(a)	4.00%	10/01/2024	105	116,282
Series 2018, Ref. RB (INS - BAM)(a)	4.00%	10/01/2025	160	181,946
Santa Fe (City of), NM (El Castillo Retirement);
Series 2019 B, RB	2.63%	05/15/2025	1,000	1,003,170
Series 2019, RB	2.25%	05/15/2024	600	601,522
				5,570,062

New York–18.68%
Battery Park (City of), NY Authority; Series 2019 D-1, Ref. VRD RB(d)	0.02%	11/01/2038	27,670	27,670,000
Buffalo & Erie County Industrial Land Development Corp. (Medaille College); Series 2013, Ref. RB	5.00%	04/01/2022	450	458,800
Erie (County of), NY Industrial Development Agency (The); Series 2012, RB	5.00%	05/01/2024	655	676,271
Metropolitan Transportation Authority;
Series 2008 A-2B, Ref. VRD RB (LOC - PNC Bank N.A.)(d)(e)	0.03%	11/01/2031	30,000	30,000,000
Series 2011 C, Ref. RB	5.00%	11/15/2027	3,400	3,430,127
Series 2012 A, Ref. RB	5.00%	11/15/2023	250	264,608
Series 2012 A, Ref. RB	5.00%	11/15/2024	450	475,776
Series 2012 C, Ref. RB	5.00%	11/15/2029	5,625	5,915,472
Series 2012 D, Ref. RB	5.00%	11/15/2025	365	384,894
Series 2012 D, Ref. RB	5.00%	11/15/2028	14,985	15,761,043
Series 2012 F, Ref. RB	5.00%	11/15/2024	940	992,716
Series 2012 F, Ref. RB	5.00%	11/15/2027	10,000	10,527,683
Series 2015 D-1, Ref. RB	5.00%	11/15/2024	115	131,610
Series 2015 E3, VRD RB (LOC - Bank Of America N.A.)(d)(e)	0.01%	11/15/2050	34,935	34,935,000
Series 2015 F, Ref. RB	5.00%	11/15/2027	525	619,498
Series 2016 D, Ref. RB	5.00%	11/15/2021	1,000	1,009,840
Series 2019 D-1, RB	5.00%	09/01/2022	5,150	5,391,849
Series 2020 A-2, RB	4.00%	02/01/2022	1,225	1,244,085

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A2, Ref. RB	5.00%	11/15/2023	$1,450	$1,598,153
Series 2016 A2, Ref. RB	4.00%	11/15/2025	145	165,816
Series 2017 B, Ref. RB	5.00%	11/15/2021	150	151,476
Series 2017 B, Ref. RB	5.00%	11/15/2024	3,500	4,005,533
Series 2017 C-1, Ref. RB	5.00%	11/15/2023	3,000	3,306,523
Series 2017 C-1, Ref. RB	5.00%	11/15/2026	605	736,372
Series 2018 B, Ref. RB	5.00%	11/15/2023	2,200	2,424,784
Series 2018 B, Ref. RB	5.00%	11/15/2024	175	200,277
Nassau (County of), NY; Series 2021 A, GO Notes	2.00%	09/15/2021	45,515	45,549,628
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB	5.25%	06/01/2026	3,000	3,088,502
Nassau Health Care Corp.; Series 2009, Ref. RB	5.00%	08/01/2022	6,000	6,261,795
New York & New Jersey (States of) Port Authority;
Series 2012, RB(h)	5.00%	10/01/2026	250	257,116
Series 2012, RB	4.00%	12/01/2026	560	575,784
Series 2012, RB(h)	5.00%	10/01/2033	1,090	1,120,115
New York (City of), NY;
Series 2005 E-3, VRD GO Bonds (LOC - Bank Of America N.A.)(d)(e)	0.02%	08/01/2034	10,735	10,735,000
Series 2009 CC, VRD RB(d)	0.01%	06/15/2041	10,000	10,000,000
Series 2011 A-1, GO Bonds	4.25%	08/01/2031	1,270	1,274,207
Series 2011 D-1, GO Bonds	5.00%	10/01/2024	250	250,991
Series 2012 A-1, GO Bonds	5.00%	10/01/2022	9,070	9,551,745
Series 2012 EE, RB	5.25%	06/15/2030	225	234,091
Series 2012 F, Ref. GO Bonds	5.00%	08/01/2031	250	254,916
Series 2012 I, GO Bonds	5.00%	08/01/2023	260	271,585
Series 2012 I, GO Bonds	5.00%	08/01/2024	1,325	1,384,441
Series 2013 D-1, GO Bonds	5.00%	08/01/2030	6,220	6,786,260
Series 2013 D-1, GO Bonds	5.00%	08/01/2033	2,000	2,181,673
Series 2013 E, GO Bonds	5.00%	08/01/2024	500	546,429
Series 2013 E, GO Bonds	5.00%	08/01/2025	565	603,665
Series 2013 F, VRD GO Bonds(d)	0.01%	03/01/2042	50,000	50,000,000
Series 2013 F-1, GO Bonds	5.00%	03/01/2025	250	268,105
Series 2014 I-3, VRD GO Bonds (LOC - Citibank N.A.)(d)(e)	0.01%	03/01/2044	30,790	30,790,000
Series 2018 A, Ref. GO Bonds	5.00%	08/01/2022	5,000	5,224,778
Subseries 2015 F-5, VRD GO Bonds(d)	0.01%	06/01/2044	17,000	17,000,000
New York (City of), NY Municipal Water Finance Authority; Series 2006 CC-1, VRD RB(d)	0.03%	06/15/2038	51,025	51,025,000
New York (City of), NY Transitional Finance Authority;
Series 2012 E, RB	4.00%	11/01/2027	610	636,502
Series 2012 E-1, RB	5.00%	02/01/2024	450	459,135
Series 2012 E-1, RB	5.00%	02/01/2028	700	714,150
Series 2012 S-1, RB	5.00%	07/15/2023	490	510,779
Series 2012 S-1, RB	5.00%	07/15/2026	215	224,139
Series 2012 S-1, RB	5.00%	07/15/2029	1,400	1,459,130
Series 2012 S-1, RB	5.00%	07/15/2032	475	494,934
Series 2013 G, RB	5.00%	11/01/2024	315	340,536
Series 2013 I, RB	5.00%	05/01/2026	790	853,075
Series 2014 A-3, VRD RB(d)	0.01%	08/01/2043	27,525	27,525,000
New York (City of), NY Water & Sewer System; Series 2016 CC, Ref. RB	5.00%	06/15/2023	270	273,779
New York (State of) Dormitory Authority;
Series 2012 A, Ref. RB	5.00%	12/15/2024	1,230	1,307,304
Series 2012 A, Ref. RB	5.00%	12/15/2025	365	387,597
Series 2012 A, Ref. RB	5.00%	12/15/2028	500	531,089
Series 2012 A, Ref. RB	5.00%	12/15/2029	500	531,089
Series 2012 B, RB	5.00%	03/15/2029	1,180	1,210,693
Series 2012, RB	5.00%	05/15/2023	5,550	5,741,288
Series 2012, RB	5.00%	05/15/2028	450	465,370
Series 2012, RB	5.00%	05/15/2029	175	180,977
Series 2015 A-1, Ref. RB(c)	4.80%	12/01/2023	380	381,764

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (Memorial Sloan-Kettering Cancer Center); Series 1998, RB (INS - NATL)(a)	5.50%	07/01/2023	$3,435	$3,683,318
New York (State of) Dormitory Authority (Rockefeller University); Series 2008 A, VRD RB(d)	0.01%	07/01/2039	13,375	13,375,000
New York (State of) Housing Finance Agency; Series 2019 K, RB	1.45%	05/01/2023	2,375	2,384,871
New York (State of) Housing Finance Agency (Clinton Park Housing); Series 2010 A, VRD RB(d)	0.02%	11/01/2044	14,015	14,015,000
New York (State of) Housing Finance Agency (Green Bonds);
Series 2018 H, RB	2.65%	05/01/2022	610	620,011
Series 2018 H, RB	2.75%	11/01/2022	1,170	1,204,885
New York (State of) Housing Finance Agency (Sustainability Bonds);
Series 2021 D-2, RB(b)	0.25%	05/01/2023	2,000	2,000,645
Series 2021, RB(b)	0.65%	11/01/2025	2,500	2,504,884
New York (State of) Metropolitan Transportation Authority; Series 2012 C, RB	5.00%	11/15/2028	8,095	8,514,224
New York (State of) Thruway Authority Highway & Bridge Trust Fund;
Series 2012 A, RB	5.00%	04/01/2027	17,285	17,767,704
Series 2012 A, RB	5.00%	04/01/2028	12,065	12,398,335
Series 2012 A, RB	5.00%	04/01/2029	2,000	2,054,661
Series 2012 A, RB	5.00%	04/01/2030	3,850	3,954,306
Series 2012 A, RB	5.00%	04/01/2031	6,600	6,778,026
New York City Housing Development Corp.;
Series 2013 A, RB	4.00%	07/01/2025	500	530,289
Series 2021 H, RN(b)	0.12%	03/15/2022	15,000	14,999,650
New York City Housing Development Corp. (Sustainable Development); Series 2021 F-2, RB(b)	0.60%	07/01/2025	3,500	3,513,096
New York City Housing Development Corp. (Sustainable Neighborhood); Series 2019, RB(b)	1.75%	07/03/2023	1,890	1,898,566
New York Counties Tobacco Trust VI;
Series 2016 B, Ref. RB	5.00%	06/01/2022	300	310,688
Series 2016 B, Ref. RB	5.00%	06/01/2023	685	741,297
Series 2016 B, Ref. RB	5.00%	06/01/2026	460	553,605
New York Liberty Development Corp. (4 World Trade Center); Series 2011, Ref. RB(b)(f)	5.00%	11/15/2021	1,000	1,009,952
New York Liberty Development Corp. (7 World Trade Center); Series 2012 1, Ref. RB	5.00%	09/15/2028	660	677,203
New York State Environmental Facilities Corp.;
Series 2012 A, Ref. RB	5.00%	06/15/2024	235	244,072
Series 2012 A, Ref. RB	5.00%	06/15/2025	450	467,298
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport); Series 2020, Ref. RB(h)	5.25%	08/01/2031	16,780	20,223,165
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(h)	5.00%	08/01/2026	14,040	14,073,351
Series 2016, Ref. RB(h)	5.00%	08/01/2031	20,070	20,116,908
Onondaga Civic Development Corp. (St. Joseph’s Hospital Health Center); Series 2012, RB(b)(f)	5.00%	07/01/2022	2,610	2,715,250
Orange County Funding Corp. (Mount St. Mary College); Series 2012 B, RB	4.00%	07/01/2024	695	708,928
Public Housing Capital Fund Revenue Trust III; Series 2012, RB(c)	5.00%	07/01/2022	86	85,574
Suffolk (County of), NY; Series 2017 C, Ref. GO Bonds (INS - BAM)(a)	5.00%	02/01/2022	4,610	4,702,017
Triborough Bridge & Tunnel Authority;
Series 2012 A, RB	3.00%	11/15/2028	250	256,777
Series 2012 A, RB	5.00%	11/15/2031	250	264,234
Series 2013 A, Ref. RB	5.00%	11/15/2024	235	253,817
Series 2013 A, Ref. RB	5.00%	11/15/2025	325	350,791
Series 2013 A, Ref. RB	5.00%	11/15/2028	815	878,657
Series 2013 B, Ref. RB	5.00%	11/15/2028	120	132,274
Utility Debt Securitization Authority;
Series 2013 TE, RB	5.00%	12/15/2030	1,625	1,801,622
Series 2015, Ref. RB	5.00%	12/15/2024	310	329,525
Series 2016 B, Ref. RB	5.00%	06/15/2024	1,580	1,640,993
Series 2016 B, Ref. RB	5.00%	12/15/2024	100	106,202
				636,784,033

North Carolina–6.40%
Charlotte (City of), NC; Series 2013 B, COP	3.00%	06/01/2022	910	912,143
Charlotte-Mecklenburg Hospital Authority (The);
Series 2012 A, Ref. RB	5.00%	01/15/2027	2,000	2,037,909
Series 2012 A, Ref. RB	5.00%	01/15/2028	4,945	5,037,793

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Carolina–(continued)
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health Obligated Group); Series 2021, RB(b)	5.00%	12/01/2028	$6,000	$7,782,404
North Carolina (State of); Series 2011 B, Ref. RB(b)(f)	5.00%	11/01/2021	230	231,831
North Carolina (State of) Medical Care Commission (Novant Health Group); Series 2004 A, VRD RB(d)	0.02%	11/01/2034	75,000	75,000,000
North Carolina (State of) Medical Care Commission (Wakemed); Series 2012 A, Ref. RB	5.00%	10/01/2023	2,815	2,961,989
North Carolina (State of) Municipal Power Agency No. 1; Series 2012 B, RB(b)(f)	5.00%	01/01/2022	450	457,224
Raleigh (City of), NC; Series 2008 A, VRD RB(d)	0.02%	03/01/2035	23,190	23,190,000
Raleigh (City of), NC (Downtown Improvement);
Series 2004 A, VRD COP(d)	0.02%	06/01/2034	47,010	47,010,000
Series 2005 B-1, VRD COP(d)	0.03%	02/01/2034	28,750	28,750,000
University of North Carolina;
Series 2008 A, RB (INS - AGC)(a)	4.25%	10/01/2021	5	5,017
Series 2008 A, RB (INS - AGC)(a)	4.75%	10/01/2028	10	10,037
University of North Carolina at Chapel Hill;
Series 2012, RB (67% of 1 mo. USD LIBOR + 0.40%)(b)(g)	0.46%	11/09/2022	4,900	4,911,329
Series 2019 B, Ref. RB (1 mo. USD LIBOR + 1.25%)(b)(g)	0.18%	11/09/2022	20,000	20,007,036
				218,304,712

North Dakota–0.18%
Burleigh (County of), ND; Series 2018, RB	3.25%	11/01/2023	3,495	3,508,269
Fargo (City of), ND; Series 2010 C, Ref. GO Bonds	4.00%	05/01/2023	1,205	1,208,733
Grand Forks (City of), ND; Series 2012, RB	4.00%	12/01/2027	1,265	1,272,841
West Fargo (City of), ND; Series 2009, GO Bonds	4.10%	11/01/2022	100	100,315
				6,090,158

Ohio–0.93%
Akron (City of), OH; Series 2009, Ref. RB (INS - AGC)(a)	4.00%	03/01/2022	75	75,235
Cuyahoga (County of), OH (Convention Hotel); Series 2014, COP	5.00%	12/01/2025	1,805	2,008,079
Cuyahoga (County of), OH (Shaker Square); Series 2010 D, Ref. RB	5.00%	12/01/2025	1,190	1,194,726
Dayton (City of), OH (James M. Cox); Series 2014 A, Ref. RB (INS - AGM)(a)(h)	5.00%	12/01/2026	1,335	1,380,703
Franklin (County of), OH (Nationwide Children’s Hospital); Series 2017 B, Ref. VRD RB(d)	0.01%	11/01/2052	16,000	16,000,000
Franklin (County of), OH (Ohiohealth Corp.); Series 2013, Ref. RB	5.00%	05/15/2027	1,000	1,080,607
Greene (County of), OH; Series 2004 A, RB (INS - ACA)(a)	5.00%	09/01/2024	5	5,007
Ohio (State of); Series 2018 A, GO Bonds	5.00%	06/15/2027	660	707,536
Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2018, Ref. RB(c)	5.00%	12/01/2023	3,000	3,159,571
Ohio (State of) Higher Educational Facility Commission;
Series 2006, RB (CPI Rate + 1.12%), (INS - AMBAC)(a)(g)	2.49%	12/01/2023	2,460	2,556,688
Series 2015, Ref. RB	6.00%	10/01/2021	615	617,570
Ohio (State of) Higher Educational Facility Commission (Cleveland Clinic Health System Obligated Group);
Series 2012, RB(f)	5.00%	01/01/2022	805	817,923
Series 2012, RB(f)	5.00%	01/01/2022	475	482,625
RiverSouth Authority; Series 2007 A, RB	5.75%	12/01/2027	730	731,330
Stark (County of), OH; Series 2004, GO Bonds (INS - NATL)(a)	4.38%	12/01/2024	20	20,069
Streetsboro City School District; Series 2016 A, Ref. GO Bonds	4.00%	12/01/2023	915	923,817
				31,761,486

Oklahoma–0.08%
McGee Creek Authority; Series 1992, RB (INS - NATL)(a)	6.00%	01/01/2023	250	261,477
Oklahoma (State of) Development Finance Authority; Series 2015, RB	5.00%	07/01/2025	1,545	1,680,165
Oklahoma (State of) Municipal Power Authority;
Series 1992 B, RB(f)	5.75%	01/01/2024	150	169,347
Series 2019 A, Ref. RB	5.00%	01/01/2022	450	457,251
				2,568,240

Ontario–0.18%
Deutsche Bank Spears/Lifers Trust; Series 2021, VRD RB(c)(d)	0.27%	04/01/2031	6,300	6,300,000

Oregon–0.32%
Metro; Series 2012 A, GO Bonds	5.00%	06/01/2025	4,120	4,269,923

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon–(continued)
Multnomah (County of), OR Hospital Facilities Authority (Green Bonds);
Series 2021 B, Ref. RB	1.20%	06/01/2028	$1,150	$1,150,193
Series 2021 B2, Ref. RB	0.95%	06/01/2027	2,965	2,965,359
Oregon (State of) Health & Science University; Series 2012 A, RB	5.00%	07/01/2026	425	441,153
Yamhill (County of), OR Hospital Authority (Friendsview); Series 2021 B-3, RB	1.75%	11/15/2026	2,000	2,006,542
				10,833,170

Pennsylvania–5.65%
Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University); Series 2012 A, Ref. RB	5.00%	03/01/2024	325	332,692
Allegheny (County of), PA Higher Education Building Authority (Robert Morris University); Series 2017, RB	5.00%	10/15/2026	445	505,131
Allegheny (County of), PA Redevelopment Authority (Pittsburgh Mills); Series 2004, RB (Acquired 08/10/2017; Cost $458,025)(j)	5.60%	07/01/2023	465	418,500
Berks (County of), PA Municipal Authority; Series 2015 XF2049, VRD Ctfs.(c)(d)	0.20%	11/01/2044	8,420	8,420,000
Bethlehem (City of), PA; Series 2014, Ref. RB (INS - BAM)(a)	5.00%	11/15/2031	735	777,032
Coatesville Area School District Building Authority;
Series 2018, RB (INS - BAM)(a)	5.00%	12/01/2021	310	313,604
Series 2018, RB (INS - BAM)(a)	5.00%	12/01/2022	400	423,348
Series 2018, RB (INS - BAM)(a)	5.00%	12/01/2023	400	430,073
Series 2018, RB (INS - BAM)(a)	5.00%	12/01/2024	425	456,953
Delaware (County of), PA River Port Authority; Series 2013, RB	5.00%	01/01/2030	1,140	1,265,390
Delaware Valley Regional Finance Authority;
Series 2007 C, RB (3 mo. USD LIBOR + 0.65%)(g)	0.73%	06/01/2027	37,870	37,870,065
Series 2020, Ref. VRD RB (LOC - Td Bank N.A.)(d)(e)	0.02%	11/01/2055	11,290	11,290,000
Geisinger Authority (Geisinger Health System); Series 2014 B, Ref. RB (1 mo. USD LIBOR + 1.07%)(b)(g)	1.13%	06/01/2024	14,600	14,776,524
Luzerne (County of), PA;
Series 2015 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	11/15/2023	2,795	3,060,113
Series 2015 B, Ref. GO Bonds (INS - AGM)(a)	5.00%	05/15/2022	2,075	2,140,475
Series 2015 B, Ref. GO Bonds (INS - AGM)(a)	5.00%	05/15/2023	2,260	2,426,878
Monroeville Finance Authority; Series 2012, RB	5.00%	02/15/2030	1,350	1,412,870
Montgomery (County of), PA Higher Education & Health Authority (Holy Redeemer Health System);
Series 2014 A, Ref. RB	5.00%	10/01/2022	1,380	1,439,452
Series 2014 A, Ref. RB	5.00%	10/01/2024	1,165	1,302,545
Pennsylvania (Commonwealth of); Series 2011, GO Bonds(f)	5.00%	11/15/2021	650	656,469
Pennsylvania (Commonwealth of) ; Series 2016, Ref. GO Bonds	5.00%	01/15/2022	2,960	3,014,087
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Republic Services, Inc.); Series 2019 B1, VRD RB(d)(h)	0.20%	04/01/2049	3,500	3,500,003
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015 B, VRD RB(d)	0.10%	09/01/2045	58,030	58,030,000
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District); Series 2015 A, Ref. RB	5.00%	06/01/2023	6,200	6,689,887
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2018 A-1, Ref. RB (SIFMA Municipal Swap Index + 0.60%)(g)	0.62%	12/01/2023	1,500	1,511,384
Series 2019, Ref. RB	5.00%	12/01/2022	5,325	5,648,265
Philadelphia (City of), PA Authority for Industrial Development;
Series 2013 A-1, RB	6.25%	06/15/2023	280	298,783
Series 2013, RB(f)	5.00%	04/01/2023	1,765	1,894,827
Pittsburgh (City of), PA Water & Sewer Authority; Series 2017 C, Ref. RB (SIFMA Municipal Swap Index + 0.65%), (INS - AGM)(a)(b)(g)	0.67%	12/01/2023	17,500	17,649,336
Pottsville (City of), PA Hospital Authority; Series 2014, RB(c)(f)	5.75%	07/01/2022	725	758,685
Sayre (City of), PA Health Care Facilities Authority; Series 2007, RB (3 mo. USD LIBOR + 0.78%)(g)	0.86%	12/01/2024	55	55,166
Tinicum (Town of) & Delaware (County of), PA Sewage Authority; Series 2003, RB (INS - AGM)(a)	4.25%	09/01/2022	230	230,763
Washington (County of), PA Redevelopment Authority (Victory Centre); Series 2018, Ref. RB	5.00%	07/01/2028	1,025	1,119,318
Wilkes-Barre Area School District;
Series 2016 B, GO Bonds (INS - BAM)(a)	5.00%	08/01/2024	1,010	1,142,329
Series 2016 B, GO Bonds (INS - BAM)(a)	5.00%	08/01/2026	1,160	1,401,118
				192,662,065

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–0.56%
Puerto Rico (Commonwealth of);
Series 2003 A, GO Bonds (INS - AGC)(a)	5.00%	07/01/2027	$500	$508,068
Series 2007 A, GO Bonds (INS - AGC)(a)	5.00%	07/01/2023	30	30,484
Series 2011 A, Ref. GO Bonds (INS - AGM)(a)	5.38%	07/01/2025	1,360	1,375,579
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 RR, RB (INS - AGC)(a)	5.00%	07/01/2026	100	101,613
Series 2005 RR, RB (INS - SGI)(a)	5.00%	07/01/2026	3,905	3,910,467
Series 2005 RR, RB (INS - SGI)(a)	5.00%	07/01/2027	1,505	1,507,107
Series 2007 UU, Ref. RB (INS - AGM)(a)	5.00%	07/01/2024	500	508,068
Series 2008 WW, RB (INS - AGC)(a)	5.25%	07/01/2033	500	508,671
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2002 D, RB (INS - AGM)(a)	5.00%	07/01/2027	6,085	6,183,182
Series 2003 AA, Ref. RB (INS - AGM)(a)	4.95%	07/01/2026	190	194,411
Series 2003, RB (INS - AGC)(a)	5.00%	07/01/2028	475	482,664
Puerto Rico (Commonwealth of) Municipal Finance Agency;
Series 2002 A, RB (INS - AGM)(a)	4.75%	08/01/2022	605	611,676
Series 2005 A, RB (INS - AGM)(a)	5.00%	08/01/2022	195	198,146
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities);
Series 2004 K, Ref. RB (INS - AGM)(a)	5.25%	07/01/2027	265	269,595
Series 2007 M-3, Ref. RB (INS - NATL)(a)	6.00%	07/01/2028	2,745	2,844,597
				19,234,328

Rhode Island–0.02%
Rhode Island (State of) Clean Water Finance Agency (Pooled Loan Issue); Series 2002 B, PCR	4.50%	10/01/2022	10	10,477
Rhode Island (State of) Student Loan Authority; Series 2013 A, RB(h)	3.25%	12/01/2022	445	445,998
Rhode Island Health and Educational Building Corp. (Brown University); Series 2011 A, Ref. RB	5.00%	09/01/2027	250	250,976
				707,451

South Carolina–0.65%
Florence & Darlington (Counties of), SC Commission for Technical Education; Series 2014, Ref. RB	5.00%	03/01/2028	620	664,972
Greenville (City of), SC Health System;
Series 2012, Ref. RB	5.00%	05/01/2025	1,030	1,062,604
Series 2012, Ref. RB	5.00%	05/01/2031	1,000	1,030,836
Greenwood (County of), SC (Self Regional Healthcare); Series 2012 B, Ref. RB(f)	5.00%	10/01/2031	7,000	7,195,262
Piedmont Municipal Power Agency; Series 2012 A, RB	5.00%	01/01/2025	175	177,685
South Carolina (State of) Jobs-Economic Development Authority; Series 2006 A, RB (INS - NATL)(a)	4.25%	08/01/2024	15	15,044
South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group); Series 2018 C, VRD RB(d)	0.11%	05/01/2048	10,000	10,000,000
South Carolina (State of) Public Service Authority; Series 2015 C, Ref. RB	5.00%	12/01/2021	1,885	1,907,773
				22,054,176

Tennessee–1.44%
Columbia (City of), TN;
Series 2008, RB (INS - AGC)(a)	5.13%	12/01/2022	50	50,201
Series 2012, RB	5.00%	12/01/2032	1,450	1,467,114
Memphis (City of), TN;
Series 2011, Ref. GO Bonds(b)(f)	5.00%	09/07/2021	500	500,337
Series 2011, Ref. GO Bonds(b)(f)	5.00%	09/07/2021	2,135	2,136,440
Pigeon Forge (City of), TN Industrial Development Board; Series 2011, RB	5.00%	06/01/2034	1,250	1,251,349
Rutherford (County of), TN Health & Educational Facilities Board (Ascension Health); Series 2012 C, RB(f)	5.00%	11/15/2021	11,380	11,493,253
Tennessee (State of) Local Development Authority; Series 2006, RB	4.13%	03/01/2023	5	5,016
Tennessee Energy Acquisition Corp.;
Series 2006 A, RB	5.25%	09/01/2021	2,350	2,350,000
Series 2006 A, RB	5.25%	09/01/2022	6,285	6,597,890
Series 2006 A, RB	5.25%	09/01/2023	2,725	2,989,777
Series 2006 A, RB	5.25%	09/01/2024	15,115	17,251,774
Series 2006 C, RB	5.00%	02/01/2022	3,090	3,150,892
				49,244,043

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–5.90%
Alamo Community College District; Series 2007, GO Bonds (INS - NATL)(a)	4.50%	08/15/2033	$590	$592,023
Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, RB	4.00%	06/15/2026	530	531,364
Austin (City of), TX; Series 2011, RB	4.00%	11/15/2024	465	468,589
Board of Regents of the University of Texas System;
Series 2008 B, VRD RB(d)	0.01%	08/01/2039	12,500	12,500,000
Series 2012 A, Ref. RB	5.00%	08/15/2027	280	286,035
Calhoun (County of), TX Navigation Industrial Development Authority; Series 2021, RN(c)(h)	3.63%	07/01/2026	4,000	4,164,582
Cedar Park (City of), TX; Series 2012, Ref. GO Bonds	5.00%	02/15/2023	795	812,392
Cinco Southwest Municipal Utility District No. 2; Series 2019 A, Ref. GO Bonds (INS - BAM)(a)	3.00%	09/01/2021	205	205,000
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport);
Series 2013 A, RB(h)	5.00%	11/01/2028	560	590,391
Series 2014 E, Ref. RB	5.00%	11/01/2022	160	169,070
Series 2014 E, Ref. RB	5.00%	11/01/2023	445	469,957
Series 2014 E, Ref. RB	5.00%	11/01/2025	200	211,217
Series 2014 E, Ref. RB	5.00%	11/01/2026	1,640	1,731,977
Dallas (City of), TX;
Series 2012, Ref. GO Bonds	5.00%	02/15/2024	1,000	1,022,157
Series 2013 A, Ref. GO Bonds	5.00%	02/15/2026	1,000	1,069,531
Dallas (County of), TX Hospital District; Series 2013, GO Bonds(b)(f)	5.00%	08/15/2023	1,030	1,125,458
Dallas Independent School District; Series 2021 C, GO Bonds	5.00%	02/15/2022	10,000	10,222,964
El Paso (County of), TX Hospital District; Series 2013, Ctfs.	5.00%	08/15/2025	675	733,561
Frisco (City of), TX; Series 2013, Ref. GO Bonds	5.00%	02/15/2026	700	749,416
Grand Prairie Independent School District; Series 2011, Ref. GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2026	675	677,070
Guadalupe (County of) & Seguin (City of), TX Hospital Board of Managers;
Series 2015, Ref. RB	5.00%	12/01/2023	1,200	1,295,832
Series 2015, Ref. RB	5.00%	12/01/2024	1,865	2,071,698
Harris & Montgomery (Counties of), TX Municipal Utility District No. 386; Series 2014, GO Bonds (INS - AGM)(a)	4.00%	09/01/2030	620	642,645
Harris (County of), TX; Series 2012, Ref. GO Bonds	5.00%	08/15/2026	720	753,531
Harris (County of), TX Municipal Utility District No. 365; Series 2019, Ref. GO Bonds (INS - AGM)(a)	3.00%	09/01/2021	320	320,000
Harris (County of), TX Municipal Utility District No. 412; Series 2019, Ref. GO Bonds (INS - AGM)(a)	3.00%	09/01/2021	135	135,000
Harris County Industrial Development Corp. (Exxon Mobil Corp.); Series 1984, VRD RB(d)	0.01%	03/01/2024	12,000	12,000,000
Harris TX (County of);
Series 2012 C, Ref. RB	5.00%	08/15/2029	1,000	1,046,077
Series 2012 C, Ref. RB	5.00%	08/15/2030	1,350	1,412,204
Houston (City of), TX; Series 2021 B, Ref. VRD RB(d)	0.02%	05/15/2034	15,000	15,000,000
Lamar Consolidated Independent School District; Series 2012 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2027	1,120	1,144,816
Love Field Airport Modernization Corp. (Southwest Airlines Co.); Series 2010, RB	5.25%	11/01/2040	470	471,716
Lower Colorado River Authority; Series 2012 A, Ref. RB	5.00%	05/15/2024	500	517,114
Lower Colorado River Authority (LCRA Transmission Services Corp.); Series 2013, Ref. RB	5.00%	05/15/2024	1,000	1,034,518
Memorial Municipal Utility District; Series 2019, Ref. GO Bonds (INS - AGM)(a)	3.00%	09/01/2021	205	205,000
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(c)(h)	4.63%	10/01/2031	1,000	1,053,043
Mueller Local Government Corp.; Series 2009, RB	4.25%	09/01/2029	30	30,099
New Hope Cultural Education Facilities Finance Corp.;
Series 2016 A, RB(f)	5.00%	04/01/2022	365	374,964
Series 2016 A, RB(f)	5.00%	04/01/2023	385	413,319
Series 2016 A, RB(f)	5.00%	04/01/2024	405	453,336
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Island Campus, LLC - Texas A&M University-Corpus Christi Island Campus); Series 2017 A, RB(f)	4.00%	04/01/2023	1,295	1,371,979
North Texas Municipal Water District;
Series 2012, Ref. RB	5.25%	09/01/2022	500	512,827
Series 2012, Ref. RB	5.00%	09/01/2029	375	383,857
North Texas Tollway Authority;
Series 2017 A, Ref. RB	5.00%	01/01/2024	320	340,577
Series 2017 A, Ref. RB	5.00%	01/01/2026	2,320	2,468,540
Northside Independent School District; Series 2014, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2025	500	546,325
Port Arthur (Port of), TX Navigation District; Series 2010 D, VRD RB(d)	0.06%	11/01/2040	20,000	20,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Red River Health Facilities Development Corp.; Series 2012, RB	4.70%	01/01/2022	$30	$30,348
Robstown (City of), TX; Series 2009, Ctfs. (INS - AGM)(a)(k)	0.00%	03/01/2024	490	476,136
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area); Series 2016, RB	4.90%	09/15/2024	100	104,407
San Antonio (City of), TX; Series 2012, Ref. RB	5.00%	02/01/2025	810	846,108
Spring Independent School District; Series 2013 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2024	350	374,070
Temple (City of), TX; Series 2012, Ref. GO Bonds	5.00%	08/01/2023	225	235,047
Texas (State of); Series 2011, Ref. GO Bonds	5.00%	10/01/2023	4,220	4,236,654
Texas (State of) Transportation Commission State Highway Fund; Series 2014 B1, VRD RB(d)	0.03%	04/01/2032	46,830	46,830,000
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	23,815	27,937,015
Texas Municipal Gas Acquisition & Supply Corp. II; Series 2007, RB (SIFMA Municipal Swap Index + 0.55%)(g)	0.57%	09/15/2027	14,735	14,834,567
United Independent School District; Series 1998, Ref. GO Bonds (CEP - Texas Permanent School Fund)(k)	0.00%	08/15/2022	250	249,529
Waco (City of), TX; Series 2013, Ref. GO Bonds	5.00%	02/01/2023	670	683,517
				201,169,169

Utah–1.23%
Murray (City of), UT (IHC Health Services, Inc.); Series 2003 B, VRD RB(d)	0.01%	05/15/2036	42,000	42,000,000

Vermont–0.02%
Burlington (City of), VT; Series 2012 A, GO Bonds	5.00%	11/01/2021	200	201,588
Vermont (State of); Series 2012 E, GO Bonds	5.00%	08/15/2023	340	355,790
				557,378

Virgin Islands–0.04%
Virgin Islands (Government of) Public Finance Authority;
Series 2010 A, RB (INS - AGM)(a)	5.00%	10/01/2029	750	774,525
Series 2013 B, Ref. RB (INS - AGM)(a)	5.00%	10/01/2024	590	624,324
				1,398,849

Virginia–0.70%
Loudoun (County of), VA Economic Development Authority (Howard Hughes Medical); Series 2003 C, VRD RB(d)	0.02%	02/15/2038	22,700	22,700,000
Virginia (Commonwealth of) Small Business Financing Authority (95 Express Lanes LLC); Series 2017, RB(h)	5.00%	07/01/2034	1,000	1,015,772
				23,715,772

Washington–1.07%
Central Puget Sound Regional Transit Authority;
Series 1999, RB (INS - NATL)(a)	4.75%	02/01/2028	1,115	1,239,145
Series 2012 P-1, Ref. RB	5.00%	02/01/2024	160	163,214
Series 2012 P-1, Ref. RB	5.00%	02/01/2026	285	290,677
Series 2012 P-1, Ref. RB	5.00%	02/01/2027	280	285,577
Energy Northwest (No. 1); Series 2017 A, Ref. RB	5.00%	07/01/2028	310	322,270
Kelso (City of), WA Housing Authority; Series 1998, RB	5.60%	03/01/2028	20	20,029
King & Snohomish Counties School District No. 417 Northshore; Series 2007, Ref. GO Bonds (INS - NATL)(a)	4.25%	12/01/2021	5	5,017
King (County of), WA; Series 2012 C, Ref. GO Bonds	5.00%	01/01/2023	625	650,418
Seattle (City of), WA; Series 2012, Ref. RB	5.00%	09/01/2028	575	588,668
Seattle (Port of), WA;
Series 2012 A, Ref. RB	5.00%	08/01/2028	3,645	3,802,664
Series 2012 A, Ref. RB	5.00%	08/01/2029	9,205	9,602,293
Series 2012 A, Ref. RB	5.00%	08/01/2030	325	338,996
Series 2012 A, Ref. RB	5.00%	08/01/2032	1,565	1,632,251
Series 2017 C, RB(h)	5.00%	05/01/2025	275	319,585
University of Washington; Series 2019 A, RB(b)	5.00%	05/01/2022	7,000	7,056,775
Washington (State of);
Series 2012 R, Ref. GO Bonds	5.00%	07/01/2023	225	234,156
Series 2014 C, Ref. GO Bonds	5.00%	07/01/2023	3,205	3,492,321
Washington (State of) (Senior 520 Corridor Program); Series 2012 F, RB	5.00%	09/01/2024	945	990,376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Washington (State of) Health Care Facilities Authority (Providence Health & Services);
Series 2012 A, RB	5.00%	10/01/2026	$1,000	$1,052,553
Series 2012 A, RB	5.00%	10/01/2027	1,610	1,694,249
Series 2012 A, RB	4.25%	10/01/2040	2,450	2,553,915
				36,335,149

West Virginia–0.52%
Roane (County of), WV Building Commission; Series 2019, Ref. RB	2.55%	11/01/2021	2,500	2,503,566
West Virginia (State of) Hospital Finance Authority (West Virginia University Health System); Series 2018 E, Ref. VRD RB(d)	0.09%	06/01/2033	15,320	15,320,000
				17,823,566

Wisconsin–0.48%
Madison Metropolitan School District;
Series 2015, GO Bonds(b)(f)	4.00%	03/01/2022	1,450	1,477,443
Series 2015, GO Bonds	4.00%	03/01/2023	1,515	1,544,320
Southeast Wisconsin Professional Baseball Park District; Series 1998 A, Ref. RB	5.50%	12/15/2026	3,360	4,031,699
Wisconsin (State of); Series 2018 A, COP	3.00%	03/01/2022	1,375	1,378,183
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019 B-2, Ref. RB	2.55%	11/01/2027	2,000	2,002,203
Series 2019 B-3, Ref. RB	2.25%	11/01/2026	3,000	3,002,485
Wisconsin (State of) Health & Educational Facilities Authority (Unitypoint Health); Series 2014 A, RB	5.00%	12/01/2021	1,130	1,143,566
Wisconsin (State of) Public Finance Authority;
Series 2014 A, RB(b)(f)	4.13%	10/01/2022	100	103,089
Series 2016 A, RB	4.00%	01/01/2024	240	237,936
Wisconsin Center District;
Series 1999, Ref. RB(f)	5.25%	12/15/2023	800	843,548
Series 1999, Ref. RB (INS - AGM)(a)	5.25%	12/15/2023	450	488,656
				16,253,128
TOTAL INVESTMENTS IN SECURITIES(l)-98.41% (Cost $3,312,740,585)				3,354,519,002
OTHER ASSETS LESS LIABILITIES-1.59%				54,135,733
NET ASSETS-100.00%				$3,408,654,735

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
CPI	– Consumer Price Index
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
SIFMA	– Securities Industry and Financial Markets Association
USD	– U.S. Dollar
VRD	– Variable Rate Demand
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Short Term Municipal Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $291,303,746, which represented 8.55% of the Fund’s Net Assets.

(d)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2021.

(e)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2021.
(h)	Security subject to the alternative minimum tax.
(i)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2021 was $370,500, which represented less than 1% of the Fund’s Net Assets.

(j)	Restricted security. The aggregate value of these securities at August 31, 2021 was $789,000, which represented less than 1% of the Fund’s Net Assets.
(k)	Zero coupon bond issued at a discount.
(l)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent

Bank Of America N.A.	5.13%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Short Term Municipal Fund

Statement of Assets and Liabilities

August 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $3,312,740,585)	$3,354,519,002

Cash	51,037,042

Receivable for:
Investments sold	5,822,347

Fund shares sold	17,839,825

Interest	19,284,072

Investments matured, at value (Cost $29,776)	0

Investment for trustee deferred compensation and retirement plans	34,483

Other assets	619,207

Total assets	3,449,155,978

Liabilities:
Payable for:
Investments purchased	30,846,633

Dividends	320,313

Fund shares reacquired	8,191,336

Accrued fees to affiliates	967,062

Accrued interest expense	18,964

Accrued trustees’ and officers’ fees and benefits	4,755

Accrued other operating expenses	117,697

Trustee deferred compensation and retirement plans	34,483

Total liabilities	40,501,243

Net assets applicable to shares outstanding	$3,408,654,735

Net assets consist of:
Shares of beneficial interest	$3,386,883,249

Distributable earnings	21,771,486

$3,408,654,735

Net Assets:
Class A	$1,581,245,196

Class C	$37,732,020

Class Y	$1,764,272,445

Class R6	$25,405,074

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	416,674,551

Class C	9,958,383

Class Y	464,844,726

Class R6	6,676,102

Class A:
Net asset value and offering price per share	$3.79

Class C:
Net asset value and offering price per share	$3.79

Class Y:
Net asset value and offering price per share	$3.80

Class R6:
Net asset value and offering price per share	$3.81

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Short Term Municipal Fund

Statement of Operations

For the year ended August 31, 2021

Investment income:
Interest	$39,316,680

Expenses:
Advisory fees	10,729,734

Administrative services fees	406,748

Custodian fees	22,256

Distribution fees:
Class A	3,193,161

Class C	459,356

Interest, facilities and maintenance fees	963,714

Transfer agent fees – A, C and Y	2,498,376

Transfer agent fees – R6	239

Trustees’ and officers’ fees and benefits	50,699

Registration and filing fees	276,747

Reports to shareholders	52,939

Professional services fees	111,705

Other	41,692

Total expenses	18,807,366

Less: Expense offset arrangement(s)	(194)

Net expenses	18,807,172

Net investment income	20,509,508

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(1,321,954)

Change in net unrealized appreciation of unaffiliated investment securities	5,023,245

Net realized and unrealized gain	3,701,291

Net increase in net assets resulting from operations	$24,210,799

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Short Term Municipal Fund

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$ 20,509,508	$ 27,114,986

Net realized gain (loss)	(1,321,954)	(3,591,117)

Change in net unrealized appreciation	5,023,245	16,372,237

Net increase in net assets resulting from operations	24,210,799	39,896,106

Distributions to shareholders from distributable earnings:
Class A	(8,582,402)	(9,767,647)

Class C	(63,305)	(485,658)

Class Y	(14,391,786)	(17,126,318)

Class R6	(47,315)	(27,956)

Total distributions from distributable earnings	(23,084,808)	(27,407,579)

Share transactions–net:
Class A	684,393,589	486,375,525

Class C	(15,486,209)	(12,390,098)

Class Y	532,658,818	425,787,631

Class R6	22,528,832	2,869,615

Net increase in net assets resulting from share transactions	1,224,095,030	902,642,673

Net increase in net assets	1,225,221,021	915,131,200

Net assets:
Beginning of year	2,183,433,714	1,268,302,514

End of year	$3,408,654,735	$2,183,433,714

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Short Term Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/21	$3.79	$0.02	$0.01	$0.03	$(0.03)	$3.79	0.72%	$1,581,245	0.78%		0.78%		0.75%		0.59%		24%
Year ended 08/31/20	3.77	0.06	0.02	0.08	(0.06)	3.79	2.14	896,488	0.82		0.82		0.76		1.56		89
Three months ended 08/31/19	3.75	0.02	0.02	0.04	(0.02)	3.77	1.03	405,334	0.82	(d)	0.82	(d)	0.76	(d)	1.72	(d)	13
Year ended 05/31/19	3.72	0.07	0.03	0.10	(0.07)	3.75	2.74	402,504	0.85		0.85		0.77		1.85		69
Year ended 05/31/18	3.75	0.07	(0.04)	0.03	(0.06)	3.72	0.94	413,457	0.86		0.86		0.79		1.84		80
Year ended 05/31/17	3.75	0.06	0.00	0.06	(0.06)	3.75	1.54	415,924	0.85		0.85		0.79		1.55		65
Class C
Year ended 08/31/21	3.79	(0.01)	0.01	0.00	(0.00)	3.79	0.12	37,732	1.53		1.53		1.50		(0.16)		24
Year ended 08/31/20	3.77	0.03	0.02	0.05	(0.03)	3.79	1.38	53,227	1.57		1.57		1.51		0.81		89
Three months ended 08/31/19	3.75	0.01	0.02	0.03	(0.01)	3.77	0.84	65,379	1.57	(d)	1.57	(d)	1.51	(d)	0.97	(d)	13
Year ended 05/31/19	3.72	0.04	0.03	0.07	(0.04)	3.75	1.97	77,493	1.61		1.61		1.53		1.09		69
Year ended 05/31/18	3.75	0.04	(0.03)	0.01	(0.04)	3.72	0.18	90,796	1.61		1.61		1.54		1.09		80
Year ended 05/31/17	3.75	0.03	0.00	0.03	(0.03)	3.75	0.78	105,243	1.60		1.60		1.54		0.80		65
Class Y
Year ended 08/31/21	3.79	0.03	0.02	0.05	(0.04)	3.80	1.24	1,764,272	0.53		0.53		0.50		0.84		24
Year ended 08/31/20	3.77	0.07	0.02	0.09	(0.07)	3.79	2.39	1,230,817	0.57		0.57		0.51		1.81		89
Three months ended 08/31/19	3.75	0.02	0.02	0.04	(0.02)	3.77	1.09	797,580	0.57	(d)	0.57	(d)	0.51	(d)	1.97	(d)	13
Year ended 05/31/19	3.72	0.08	0.03	0.11	(0.08)	3.75	3.00	786,224	0.60		0.60		0.52		2.09		69
Year ended 05/31/18	3.75	0.08	(0.04)	0.04	(0.07)	3.72	1.19	594,628	0.61		0.61		0.54		2.09		80
Year ended 05/31/17	3.76	0.07	(0.01)	0.06	(0.07)	3.75	1.52	487,831	0.60		0.60		0.54		1.80		65
Class R6
Year ended 08/31/21	3.80	0.03	0.02	0.05	(0.04)	3.81	1.32	25,405	0.44		0.44		0.41		0.93		24
Year ended 08/31/20	3.77	0.07	0.03	0.10	(0.07)	3.80	2.72	2,903	0.50		0.51		0.44		1.88		89
Three months ended 08/31/19	3.75	0.02	0.02	0.04	(0.02)	3.77	1.10	10	0.50	(d)	0.50	(d)	0.44	(d)	2.05	(d)	13
Period ended 05/31/19(e)	3.75	0.00	0.00	0.00	(0.00)	3.75	2.73	10	0.50	(d)	0.50	(d)	0.42	(d)	2.20	(d)	69

(a)	Calculated using average shares outstanding.
(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Short Term Municipal Fund

Notes to Financial Statements

August 31, 2021

NOTE 1–Significant Accounting Policies

Invesco Short Term Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A, Class Y and Class R6 shares are sold at net asset value. Class C shares are sold with contingent deferred sales charges (“CDSC”). Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

33	Invesco Short Term Municipal Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $ 100 million	0.500%
Next $150 million	0.450%
Next $250 million	0.425%
Next $500 million	0.400%
Next $4 billion	0.370%
Over $5 billion	0.350%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2021, the effective advisory fee rate incurred by the Fund was 0.37%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.79%, 1.54%, 0.54% and 0.44%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will

34	Invesco Short Term Municipal Fund

terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2021, IDI advised the Fund that IDI retained $6,627 in front-end sales commissions from the sale of Class A shares and $10,512 and $10,405 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially    differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$3,354,519,002	$–	$3,354,519,002

Other Investments - Assets

Investments Matured	–	–	0	0

Total Investments	$–	$3,354,519,002	$0	$3,354,519,002

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2021, the Fund engaged in securities purchases of $62,545,484 and securities sales of $43,545,406, which did not result in any net realized gains (losses).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $194.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred

35	Invesco Short Term Municipal Fund

compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 25, 2021, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.0 billion, collectively by certain Funds, and which will expire on February 24, 2022. Prior to February 25, 2021, the revolving credit and security agreement permitted borrowings up to $2.5 billion. The revolving credit and security agreement is secured by the assets of the Fund. At August 31, 2021, the Fund had no borrowings outstanding under this agreement.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

    The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020 :

	2021	2020

Ordinary income*	$139,314	$64,789

Ordinary income-tax-exempt	22,945,494	27,342,790

Total distributions	$23,084,808	$27,407,579

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Net unrealized appreciation – investments	$40,241,956

Temporary book/tax differences	(348,851)

Capital loss carryforward	(18,121,619)

Shares of beneficial interest	3,386,883,249

Total net assets	$3,408,654,735

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and book to tax accretion and amortization differences.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of August 31, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$6,343,850	$11,777,769	$18,121,619

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2021 was $1,892,449,556 and $608,796,457, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$42,574,813

Aggregate unrealized (depreciation) of investments	(2,332,857)

Net unrealized appreciation of investments	$40,241,956

    Cost of investments for tax purposes is $3,314,277,046.

36	Invesco Short Term Municipal Fund

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discount and taxable distributions, on August 31, 2021, undistributed net investment income was increased by $872,896, undistributed net realized gain (loss) was decreased by $38,817 and shares of beneficial interest was decreased by $834,079. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

		Summary of Share Activity
	Year ended August 31, 2021(a)		Year ended August 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	371,121,447	$1,409,322,060	223,671,088	$841,600,678

Class C	1,967,724	7,461,522	5,091,253	19,093,020

Class Y	335,523,080	1,274,105,168	247,599,952	931,436,142

Class R6	6,735,872	25,658,620	845,974	3,191,610

Issued as reinvestment of dividends:
Class A	1,690,592	6,416,390	1,722,210	6,471,528

Class C	14,291	54,146	102,682	385,749

Class Y	2,801,275	10,632,794	3,203,601	12,039,729

Class R6	3,837	14,601	3,246	12,268

Automatic conversion of Class C shares to Class A shares:
Class A	2,798,837	10,631,504	1,403,689	5,273,580

Class C	(2,799,261)	(10,631,504)	(1,403,661)	(5,273,580)

Reacquired:
Class A	(195,360,535)	(741,976,365)	(97,970,272)	(366,970,261)

Class C	(3,259,699)	(12,370,373)	(7,109,553)	(26,595,287)

Class Y	(198,039,558)	(752,079,144)	(137,964,455)	(517,688,240)

Class R6	(827,482)	(3,144,389)	(88,012)	(334,263)

Net increase in share activity	322,370,420	$1,224,095,030	239,107,742	$902,642,673

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

37	Invesco Short Term Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Short Term Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Term Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended August 31, 2021, the three months ended August 31, 2019, and the year ended May 31, 2019 for Class A, Class C and Class Y

For each of the two years in the period ended August 31, 2021, the three months ended August 31, 2019, and the period May 24, 2019 (commencement of operations) through May 31, 2019 for Class R6

The financial statements of Oppenheimer Short Term Municipal Fund (subsequently renamed Invesco Short Term Municipal Fund) as of and for the year ended May 31, 2018 and the financial highlights for each of the periods ended on or prior to May 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 25, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

38	Invesco Short Term Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$999.80	$3.88	$1,021.32	$3.92	0.77%
Class C	1,000.00	997.40	7.65	1,017.54	7.73	1.52
Class Y	1,000.00	1,003.70	2.63	1,022.58	2.65	0.52
Class R6	1,000.00	1,006.70	2.23	1,022.99	2.24	0.44

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2021 through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

39	Invesco Short Term Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2021, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Term Municipal Fund’s (formerly, Invesco Oppenheimer Short Term Municipal Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2021. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the

Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 27, 2021 and June 10, 2021, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 10, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of Invesco Advisers’ business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the increased remote working environment resulting from the novel coronavirus (“COVID-19”) pandemic. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers has been able to effectively manage, operate and oversee the Invesco Funds through the challenging COVID-19 pandemic period. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2020 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays Municipal 1-Year Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

40	Invesco Short Term Municipal Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were each in the fifth quintile of its expense group and discussed with management reasons for such relative actual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted that such methodology had recently been reviewed and enhanced. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

41	Invesco Short Term Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.40%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

42	Invesco Short Term Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean, Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	184	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

T-2	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	184	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	184	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	184	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	184	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

T-5	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company	N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-6	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Short Term Municipal Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at

invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-STM-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Vaughn. Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLC (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020
Audit Fees	$612,675	$765,613
Audit-Related Fees(1)	$30,531	$50,800
Tax Fees(2)	$312,134	$337,048
All Other Fees	$0	$0

Total Fees	$955,340	$1,153,461

(1)	Audit-Related Fees for the fiscal years ended August 31, 2021 and August 31, 2020 includes fees billed for reviewing regulatory filings.

(2)

Tax Fees for the fiscal years ended August 31, 2021 and August 31, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$821,000	$701,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$821,000	$701,000

(1)	Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $5,966,000 for the fiscal year ended August 31, 2021 and $5,769,000 for the fiscal year ended August 31, 2020. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,099,134 for the fiscal year ended August 31, 2021 and $6,807,048 for the fiscal year ended August 31, 2020.

PwC provided audit services to the Investment Company complex of approximately $31 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 21, 2021, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 21, 2021, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date: November 4, 2021

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date: November 4, 2021

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date: November 4, 2021